UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

Allianz Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Lawrence G. Altadonna

Assistant Treasurer

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds Semiannual Report

DECEMBER 31, 2007

International/Sector Stock Funds

Share Classes

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		34
Statements of Operations		36
Statements of Changes in Net Assets		38
Financial Highlights		42
Notes to Financial Statements		50
Board Approval of Investment Advisory and Portfolio Management Agreements		58

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Biotechnology Fund	11	24
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small-Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in global capital markets. Structural problems in U.S. subprime mortgages, rising fuel prices and economic slowing in key markets led to mixed results for the period. The MSCI All Country World Ex U.S. Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

The volatility of returns and shifting market leadership during the period underscore the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM International Growth Equity (2/02), and RCM Technology (2/02). The oldest share class for RCM Biotechnology and RCM Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

On or about March 28, 2008, Class C shares of the Allianz Funds that were acquired before July 1, 1991 and Class C shares subsequently acquired through exchange or dividend reinvestment of such shares (“Legacy Class C Shares”) will be converted to Class A shares of the same Fund. Accordingly, shareholders who hold Legacy Class C Shares in a Fund will hold, after the conversion, an equal dollar amount of Class A shares of the same Fund. The conversion will occur at net asset value of the applicable Fund and will be a non-taxable transaction for shareholders.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

4	Allianz Funds

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/07 to 12/31/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s gains did not keep pace with the rapid rise in the MSCI Emerging Market Index during the reporting period. Stock selection in China and the industrials and financials sectors contributed to underperformance relative to the index. Banco Compartamos, a Mexican bank whose shares were weak on concerns about credit quality, was a major detractor.

•	An underweighting in India was another key source of relative weakness. India was the best-performing country in the benchmark, supported by strong economic growth.

•	Stock selection in Russia, South Korea and the materials and information technology sectors had a significant, positive impact on relative results.

•

The Fund’s best-performing holdings included Mechel, a Russian mining and steel company whose revenues got a boost from higher coal and steel prices, and STX Pan Ocean, a South Korean shipping firm that benefited from a strong freight environment.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	15.87%	47.87%	—	—	43.31%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	9.50%	39.74%	—	—	41.07%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	14.37%	45.68%	—	—	42.22%
MSCI Emerging Markets Index	18.57%	39.37%	—	—	37.65%
Lipper Emerging Markets Fund Average	16.60%	36.43%	—	—	36.02%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.88% for Class A shares and 2.64% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

South Korea	13.9%
Russia	13.4%
Taiwan	10.6%
Brazil	10.5%
China	7.9%
South Africa	6.8%
Hong Kong	5.2%
Mexico	3.6%
Other	19.5%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,158.70	$1,153.70	$1,016.39	$1,012.62
Expenses Paid During Period	$9.44	$13.48	$8.82	$12.60

For each class of the Fund, expenses are equal to the expense ratio for the class (1.74% for Class A and 2.49% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s outperformance of the MSCI All Country World Index during the reporting period was driven by stock selection. Stock selection added the most value in the United States, the United Kingdom and the energy, financials and telecommunication services sectors.

•

Notable performers included Hess Corp., a U.S. oil company that advanced on news of a major oil discovery near where it has a substantial interest; Standard Chartered; a U.K. financial services firm with strong momentum in its wholesale banking division; and China Mobile, a Chinese wireless services provider that benefited from robust subscriber growth.

•	Stock selection in Germany and the information technology and industrials sectors had the largest negative impact on performance versus the benchmark.

•

Notable detractors included Commerzbank, a German financial services firm with exposure to the U.S. subprime market; Sumco, a Japanese manufacturer of silicon wafers that was hurt by a sluggish growth outlook; and Adecco, a Swiss staffing company that experienced weak demand.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class A	4.54%	16.37%	20.60%	—	19.65%
Allianz NACM Global Fund Class A (adjusted)	-1.21%	9.97%	19.24%	—	18.41%
Allianz NACM Global Fund Class B	4.16%	15.51%	19.70%	—	18.78%
Allianz NACM Global Fund Class B (adjusted)	-0.56%	10.51%	19.51%	—	18.69%
Allianz NACM Global Fund Class C (adjusted)	3.26%	14.53%	19.70%	—	18.77%
MSCI All Country World Index	1.61%	11.65%	18.24%	—	15.87%
Lipper Global Multi-Cap Growth Fund Average	4.16%	15.75%	18.65%	—	16.15%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	36.8%
United Kingdom	7.4%
Germany	7.3%
Japan	6.7%
Spain	4.7%
Hong Kong	4.1%
Italy	3.9%
France	3.6%
Other	21.0%
Cash & Equivalents — net	4.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,045.40	$1,041.60	$1,042.10	$1,017.80	$1,014.03	$1,014.03
Expenses Paid During Period	$7.51	$11.34	$11.34	$7.41	$11.19	$11.19

For each class of the Fund, expenses are equal to the expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C), multiplied by the average account value over the period. multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was especially weak in the United Kingdom, Germany and the industrials and financials sectors. Positions that lagged included Alliance & Leicester, a U.K. mortgage bank that wrote down impaired assets; Salzgitter, a German steel producer that was impacted by expectations for a slowdown in European construction; and Trelleborg, a Swedish industrial conglomerate that faced potential fines related to competitive practices.

•

The Fund’s sector allocations also detracted from relative performance. An underweighting in consumer staples was particularly unfavorable, as investors gravitated toward this defensive sector amid volatility in the equity markets.

•

Stock selection in Switzerland and the information technology sector boosted relative performance, as did an overweighting in Hong Kong. Hong Kong was one of the best-performing countries in the index, buoyed by rapid growth in neighboring China.

•	The Fund’s top contributor was Nintendo, the Japanese video game company. Nintendo reported impressive revenue and earnings growth, driven by brisk sales of both console and handheld products.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	-5.40%	3.35%	24.47%	—	13.80%
Allianz NACM International Fund Class A (adjusted)	-10.60%	-2.33%	23.07%	—	12.84%
Allianz NACM International Fund Class C (adjusted)	-6.62%	1.68%	23.54%	—	12.95%
MSCI EAFE Index	0.39%	11.18%	21.59%	—	10.12%
Lipper International Multi-Cap Core Fund Average	1.61%	12.18%	20.77%	—	10.29%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.49% for Class A shares and 2.24% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	23.7%
Japan	12.3%
Germany	11.9%
Spain	7.4%
Switzerland	7.3%
France	6.4%
Australia	6.3%
Hong Kong	4.1%
Other	18.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$946.00	$941.90	$1,017.80	$1,014.03
Expenses Paid During Period	$7.14	$10.79	$7.41	$11.19

For each class of the Fund, expenses are equal to the expense ratio for the class (1.46% for Class A and 2.21% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in most countries and sectors contributed to the Fund’s outperformance of the MSCI Pacific Index during the reporting period. Stock selection was especially strong in Australia and the materials sector, boosted by a position in Incitec Pivot. This Australian fertilizer producer benefited from a favorable pricing environment.

•

The Fund’s country exposures also added value, including an underweighting in Japan. Japan was the worst-performing country in the index due to several factors, such as weak domestic economic growth and a strengthening yen, which reduces the value of corporate profits earned overseas.

•

Stock selection in Singapore and the industrials sector weighed on relative performance. Major detractors included Midas Holdings, an aluminum products manufacturer based in Singapore that was hurt by negative press about the company’s Executive Chairman.

•

An underweighting in Australia, the index’s second-best performing market, was also unfavorable. The Australian economy exhibited solid momentum, boosted by robust global demand for the country’s natural resources.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class A	2.23%	21.85%	28.00%	15.77%	15.77%
Allianz NACM Pacific Rim Fund Class A (adjusted)	-3.39%	15.15%	26.56%	15.11%	15.11%
Allianz NACM Pacific Rim Fund Class B	1.83%	20.87%	27.07%	15.12%	15.12%
Allianz NACM Pacific Rim Fund Class B (adjusted)	-2.64%	15.87%	26.92%	15.12%	15.12%
Allianz NACM Pacific Rim Fund Class C (adjusted)	0.95%	19.94%	27.03%	14.89%	14.89%
MSCI Pacific Index	-1.48%	5.32%	19.01%	6.83%	6.83%
Lipper Pacific Region Fund Average	2.54%	15.35%	24.43%	10.17%	10.17%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.76% for Class A shares, 2.51% for Class B shares and 2.51% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Japan	51.6%
Australia	18.2%
Hong Kong	9.8%
China	4.4%
India	3.9%
Taiwan	2.9%
Singapore	2.5%
Malaysia	2.4%
Other	0.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,022.30	$1,018.30	$1,018.50	$1,016.29	$1,012.52	$1,012.52
Expenses Paid During Period	$8.95	$12.73	$12.74	$8.92	$12.70	$12.70

For each class of the Fund, expenses are equal to the expense ratio for the class (1.76% for Class A, 2.51% for Class B, 2.51% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks lost momentum in the second half of 2007, as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over the globally expanding effects of troubled U.S. subprime mortgage securities weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps. Emerging market stocks outperformed developed markets for the period but also slowed in the fourth quarter.

•

Among materials stocks, shares of Korea steelmaker Posco advanced to a 51-week high in September, boosted by weaker prices for nickel, a key material in stainless steel which Posco produces. Shares also rose with the company’s announced plans to invest $250 million in building an auto steel plate plant in Mexico by June 2009. Shares of Ternium, a steel producer operating in Latin America, helped performance. The company sold off a division during the period and the move, combined with new and upgraded analyst coverage, propelled Ternium shares to a new high.

•

Among energy companies, shares of Petrobras, Brazil’s state-run oil firm, delivered positive performance, backed by Brazil’s strong economy and global demand for oil. In November, the company announced that its Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels/day, the result of six new platforms entering operations in 2007.

•

In the utilities sector, shares of Korea Electric Power detracted from relative performance. Rising fuel prices led to declining earnings estimates and analyst downgrades for the power company, which holds significant potential for long-term benefit from economic development in China. Shares of Brazilian electric utility Companhia Paranaense de Energia or Copel advanced in the period on sales and earnings growth tied to the expansion of the Brazilian economy.

•

Among telecommunications companies, shares of Telmex declined in the period on plans by the Mexican government to sell a portion of the wireless spectrum at auction. The move, designed to boost competition in Mexico’s highly consolidated telecomm industry, was seen as weakening Telmex’s hold on the market. Telmex announced plans late in the period to enhance shareholder value by spinning off the company’s high performing international operations from its more stable core operations.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class A	5.52%	26.96%	—	—	31.94%
Allianz NFJ International Value Fund Class A (adjusted)	-0.29%	19.97%	—	—	30.43%
Allianz NFJ International Value Fund Class C (adjusted)	4.14%	24.97%	—	—	30.98%
MSCI All Country World Ex US Index	3.93%	16.67%	—	—	25.39%
Lipper International Multi-Cap Value Fund Average	-2.04%	8.70%	—	—	22.79%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.46% for Class A shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Canada	14.9%
United Kingdom	10.7%
South Korea (Republic of)	8.1%
Brazil	7.1%
Germany	5.8%
Mexico	5.5%
Norway	4.0%
Netherlands	3.7%
Other	33.9%
Cash & Equivalents — net	6.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,055.20	$1,051.30	$1,017.90	$1,014.13
Expenses Paid During Period	$7.44	$11.29	$7.30	$11.09

For each class of the Fund, expenses are equal to the expense ratio for the class (1.44% for Class A and 2.19% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•

Positive contribution to performance came from the Fund’s underweighting in Amgen. Concerns regarding the labeling and reimbursement for Amgen’s red blood cell stimulating drugs continued to weigh on the company’s stock performance, as did a first-quarter 2008 FDA panel meeting to further review use of these agents in oncology.

•

The Fund’s overweighting in Regeneron aided performance over the six-month period ended December 31, 2007 following the signing of a significant partnership. The Fund’s overweighting in Alexion also aided performance, as the commercial potential for one of the company’s newly launched drugs began to emerge.

•

PDL BioPharma detracted from the Fund’s performance related to uncertainties regarding the sale of the company. Celgene was also a detractor, following presentation of data from the company’s lead hematology product and data from a competing product at a medical meeting in early December.

•	The Fund’s underweighting in Perrigo also detracted from performance with the approval of OTC omeprazole and solid 2008 guidance.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class A	3.38%	2.35%	9.33%	12.29%	12.29%
Allianz RCM Biotechnology Fund Class A (adjusted)	-2.31%	-3.28%	8.10%	11.66%	11.65%
Allianz RCM Biotechnology Fund Class B	3.02%	1.61%	8.52%	11.61%	11.61%
Allianz RCM Biotechnology Fund Class B (adjusted)	-1.98%	-3.39%	8.23%	11.61%	11.61%
Allianz RCM Biotechnology Fund Class C (adjusted)	1.97%	0.57%	8.52%	11.44%	11.44%
S&P 500 Index	-1.36%	5.50%	12.83%	5.91%	5.91%
NASDAQ Biotechnology Index	4.03%	4.59%	10.94%	10.66%	10.66%
Lipper Health/Biotechnology Fund Average	2.43%	8.81%	12.24%	9.12%	9.12%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.56% for Class A shares, 2.31% for Class B shares and 2.31% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Healthcare	92.9%
Biotechnology	3.1%
Consumer Services	1.5%
Energy	1.5%
Technology	0.6%
Cash & Equivalents — net (including options written)	0.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,033.80	$1,030.20	$1,029.70	$1,017.65	$1,013.88	$1,013.88
Expenses Paid During Period	$7.62	$11.43	$11.43	$7.56	$11.34	$11.34

For each class of the Fund, expenses are equal to the expense ratio for the class (1.49% for Class A, 2.24% for Class B, 2.24% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa; both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweight positions in Oil Services stocks, including National Oilwell Varco and Diamond Offshore, as well as overweight positions in alternative energy, including First Solar, Sunpower, and Vestas Wind Systems.

•

While the Fund delivered positive absolute returns, underweight positions in some major integrated oil & gas companies, such as Exxon Mobil and Chevron, were detractors from performance relative to its benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class A	21.76%	52.61%	—	—	36.64%
Allianz RCM Global Resources Fund Class A (adjusted)	15.07%	44.22%	—	—	34.45%
Allianz RCM Global Resources Fund Class C (adjusted)	20.37%	50.53%	—	—	35.62%
MSCI World Index	-0.12%	9.04%	—	—	14.14%
World Energy & Materials Composite	9.29%	31.14%	—	—	27.62%
Lipper Natural Resources Fund Average	14.99%	39.62%	—	—	32.07%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.47% for Class A shares and 2.22% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	61.3%
Canada	6.1%
Cayman Islands	5.9%
United Kingdom	4.7%
France	3.0%
Australia	2.5%
Netherlands	2.5%
Brazil	2.2%
Other	5.0%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,217.60	$1,213.70	$1,017.85	$1,014.08
Expenses Paid During Period	$8.08	$12.24	$7.35	$11.14

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A and 2.20% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Major equity indices across the globe declined during the second half of 2007 as investors faced the fallout from the subprime mortgage meltdown and increasing concerns about the health of the U.S. economy. The MSCI World Small Cap Index fell during the period, with all regions posting negative returns. Asian Pacific stocks excluding Japan fell by the least, while Japanese stocks were generally the poorest performers.

•	The Fund outperformed its benchmark due to strong stock selection across many industry groups. Notably, energy, insurance, banking, and food beverage & tobacco holdings boosted the Fund’s returns.

•

In energy, U.K. oil and natural gas pipeline manufacturer Wellstream Holdings PLC posted a strong return during the period. Wellstream continued to report strong operational results since its initial public offering in April 2007 and the company announced plans to expand production capacity by 40%, as rising energy prices increased demand for its products. Wellstream was a top ten holding in the Fund during the reporting period.

•	In contrast, stock selection among consumer durables & apparel and capital goods companies detracted from returns relative to the Fund’s benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	-5.36%	4.93%	23.54%	13.85%	14.83%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	-10.56%	-0.84%	22.15%	13.21%	14.24%
Allianz RCM Global Small-Cap Fund Class B	-5.71%	4.14%	22.59%	13.22%	14.24%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	-10.03%	-0.64%	22.41%	13.22%	14.24%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	-6.55%	3.22%	22.60%	13.04%	14.01%
MSCI World Small Cap Index	-8.77%	0.77%	21.80%	10.60%	9.01%
Lipper Global Small/Mid-Cap Growth Fund Average	-0.90%	11.83%	22.64%	12.58%	11.73%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.76% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	34.4%
Japan	8.0%
Switzerland	7.5%
United Kingdom	5.8%
Germany	4.3%
France	3.8%
Singapore	3.6%
Netherland	3.2%
Other	27.9%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$946.40	$942.90	$943.20	$1,016.29	$1,012.52	$1,012.52
Expenses Paid During Period	$8.61	$12.26	$12.26	$8.92	$12.70	$12.70

For each class of the Fund, expenses are equal to the expense ratio for the class (1.76% for Class A, 2.51% for Class B, 2.51% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•

Most of the Fund’s relative outperformance in the second half of 2007 stemmed from stock selection, which was distributed among the four health care subsectors. In terms of allocation, the Fund’s underweighting in pharmaceuticals was the principal source of active returns.

•

In large-cap pharmaceuticals, the Fund’s lack of positions in Pfizer and Bristol Myers Squibb were the main contributors to relative outperformance. Pfizer reported disappointing earnings, while Bristol Myers Squibb was plagued by competitive concerns over its lead drug, Plavix. In health care services, the top performer was Express Scripts, which rose on the back of strong financial results and industry fundamentals. The continued conversion to mail-order prescriptions fueled growth across the pharmacy-benefit management (PBM) industry.

•

In biotech, two small companies were the main positive contributors. United Therapeutics rose on the heels of positive earnings and pipeline news for its lead drug candidate, inhaled Remodulin. Alexion Pharmaceuticals rose during the period due to the strong launch of its lead drug, Solaris. In medical devices, the top contributor was Kyphon, whose stock price appreciated after Medtronic announced its intention to buy the company in late July 2007.

•

The Fund’s lack of position in Johnson & Johnson detracted from overall performance. Despite numerous top-line challenges, the company posted solid earnings and reported encouraging pipeline news in its pharmaceutical group. In biotechnology, the principal detractor was Theravance, which fell on news that its strategic partner GlaxoSmithKline would not be exercising its option to buy the company. The company was unable to secure partnerships for two drugs with promising Phase-2 clinical data.

•

In health care services, the Fund’s overweighting in Cardinal Health and underweighting in United Health were detracted from performance. Cardinal Health fell after reporting disappointing financial results in its pharmaceutical business. United Health rose during the period due to solid financial results and its depressed valuation.

•

In medical devices, small-cap holdings detracted from overall performance. Shares of Align Technologies, the maker of transparent dental braces, fell after reporting a relatively sudden drop-off in demand for its products in the third quarter.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class A	3.57%	10.04%	10.39%	11.20%	12.79%
Allianz RCM Healthcare Fund Class A (adjusted)	-2.13%	3.98%	9.15%	10.58%	12.21%
Allianz RCM Healthcare Fund Class B	3.19%	9.21%	9.54%	10.54%	12.17%
Allianz RCM Healthcare Fund Class B (adjusted)	-1.81%	4.21%	9.26%	10.54%	12.17%
Allianz RCM Healthcare Fund Class C (adjusted)	2.19%	8.26%	9.55%	10.38%	11.95%
S&P 500 Index	-1.36%	5.50%	12.83%	5.91%	8.15%
S&P 500 Healthcare Index	1.02%	7.16%	7.49%	6.10%	9.07%
Lipper Health/Biotechnology Fund Average	2.43%	8.81%	12.24%	9.12%	10.01%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.52% for Class A shares, 2.27% for Class B shares and 2.27% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Healthcare	90.1%
Technology	6.3%
Insurance	2.1%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,035.70	$1,031.90	$1,031.90	$1,017.55	$1,013.77	$1,013.77
Expenses Paid During Period	$7.73	$11.54	$11.54	$7.66	$11.44	$11.44

For each class of the Fund, expenses are equal to the expense ratio for the class (1.51% for Class A, 2.26% for Class B, 2.26% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s overall performance was attributable to favorable stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

A top active contributor to Fund performance was Nintendo which benefited from strong sales of the Wii console. Other top active contributors during the reporting period were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, and CNOOC, one of the largest offshore oil companies in the world with operations in China, Indonesia, Australia and Africa.

•

Weakness in the financials sector detracted from the Fund’s performance during the reporting period. Among the top detractors were Japanese financial sector holdings Sumitomo Mitsui Financial and Mizuho Financial Group, which both struggled due to low interest rates and weak loan growth in Japan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class A	3.74%	16.10%	19.07%	5.08%	7.90%
Allianz RCM International Growth Equity Fund Class A (adjusted)	-1.97%	9.72%	17.73%	4.48%	7.42%
Allianz RCM International Growth Equity Fund Class B	3.28%	15.19%	18.15%	4.53%	7.45%
Allianz RCM International Growth Equity Fund Class B (adjusted)	-1.72%	10.19%	17.94%	4.53%	7.45%
Allianz RCM International Growth Equity Fund Class C (adjusted)	2.31%	14.16%	18.15%	4.29%	7.09%
MSCI EAFE Index	0.39%	11.18%	21.59%	8.66%	7.85%
MSCI EAFE Growth Index	4.04%	16.47%	19.85%	6.47%	6.02%
Lipper International Large-Cap Growth Fund Average	4.24%	14.30%	18.82%	6.58%	7.87%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.37% for Class A shares, 2.12% for Class B shares and 2.12% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	18.5%
Japan	17.9%
Switzerland	12.5%
France	12.2%
Germany	12.1%
Hong Kong	3.0%
Spain	2.6%
Finland	2.4%
Other	16.2%
Cash & Equivalents — net	2.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,037.40	$1,032.80	$1,033.10	$1,018.30	$1,014.53	$1,014.53
Expenses Paid During Period	$6.97	$10.78	$10.78	$6.90	$10.68	$10.68

For each class of the Fund, expenses are equal to the expense ratio for the class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Performance during the reporting period was helped by an underweighting in technology companies associated with corporate spending and an overweighting in those associated consumer-technology products. Positive contributors within these themes included the gaming stocks like Nintendo and Activision, and smart phone manufacturers, such as Research in Motion, Nokia, and Apple.

•

The Fund’s performance was also boosted by holdings in Chinese media and internet stocks, such as Baidu. The Fund’s broad definition of technology also benefitted its performance during the reporting period, as it held a large weighting in solar energy stocks that did well due to accelerated demand for their products. Stocks like First Solar and SunPower contributed to overall Fund performance.

•

Detractors from Fund performance during the reporting period included enterprise companies like Riverbed and Network Appliance. Several of the Fund’s communication holdings declined significantly in the period due to weakening orders from large communications suppliers like Cisco and Ericsson. This indicated that the economic slowdown might be spreading to the technology sector and caused a downdraft in the stocks of many technology companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class A	15.85%	28.73%	23.65%	14.79%	16.61%
Allianz RCM Technology Fund Class A (adjusted)	9.48%	21.64%	22.26%	14.14%	16.06%
Allianz RCM Technology Fund Class B	15.41%	27.78%	22.73%	14.18%	16.10%
Allianz RCM Technology Fund Class B (adjusted)	10.41%	22.78%	22.55%	14.18%	16.10%
Allianz RCM Technology Fund Class C (adjusted)	14.40%	26.77%	22.71%	13.92%	15.73%
NASDAQ Composite Index	1.88%	9.81%	14.71%	5.39%	8.01%
S&P GSTI Composite Index	5.91%	16.92%	15.58%	5.69%	9.35%
Lipper Science & Technology Fund Average	4.19%	14.92%	16.12%	7.12%	7.98%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.66% for Class A shares, 2.41% for Class B shares and 2.41% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	53.5%
Energy	7.0%
Telecommunications	4.9%
Consumer Discretionary	3.5%
Chemicals	2.8%
Capital Goods	2.6%
Communications	2.1%
Consumer Staples	0.7%
Other	0.8%
Cash & Equivalents — net (including options written & securities sold short)	22.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,158.50	$1,154.10	$1,154.00	$1,016.84	$1,013.07	$1,013.07
Expenses Paid During Period	$8.95	$13.00	$12.99	$8.36	$12.14	$12.14

For each class of the Fund, expenses are equal to the expense ratio for the class (1.65% for Class A, 2.40% for Class B, 2.40% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—84.1%
Brazil—10.5%
Banco Bradesco ADR	37,600	$1,203
Banco Itau Holding Financeira S.A. ADR	26,500	685
Brasil Telecom Part S.A. ADR	11,000	821
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,400	583
Companhia Vale do Rio Doce ADR	211,600	6,388
Gerdau S.A. ADR	59,750	1,733
Petroleo Brasileiro S.A. ADR	72,100	8,309
Tele Norte Leste Participacoes S.A. ADR	23,400	451
Telemig Celular Participacoes S.A. ADR	5,200	292
Unibanco-Uniao de Bancos
Brasileiros S.A. GDR	395,300	5,492
Vivo Participacoes S.A. ADR	61,200	335

		26,292

China—7.9%
Bank of Communications Co., Ltd.	230,000	317
China Communications Construction Co., Ltd.	879,000	2,289
China Construction Bank Corp.	2,143,000	1,797
China COSCO Holdings Co., Ltd.	498,000	1,347
China Life Insurance Co., Ltd.	364,000	1,861
China Petroleum & Chemical Corp.	2,418,000	3,578
China Shenhua Energy Co., Ltd., Class H	548,300	3,226
China Shipping Container Lines Co., Ltd.	2,050,000	1,190
China Telecom Corp. Ltd.	2,304,000	1,806
Industrial & Commercial Bank of China	1,330,000	942
Tencent Holdings Ltd.	188,000	1,427

		19,780

Czech Republic—0.6%
Unipetrol (d)	81,600	1,529

Egypt—0.3%
Orascom Construction Industries	6,044	629
Telecom Egypt	50,901	193

		822

Hong Kong—5.2%
China Everbright Ltd. (d)	1,456,000	4,533
China Mobile Ltd.	418,000	7,280
China Unicom Ltd.	262,000	593
Shenzhen Investment Ltd.	868,000	608

		13,014

India—2.2%
Reliance Industries Ltd. GDR (a)	27,420	4,051
Satyam Computer Services Ltd. ADR	51,400	1,374

		5,425

Indonesia—0.4%
PT Astra International Tbk.	127,000	364
PT Bakrie & Brothers Tbk. (d)	17,574,000	531
PT Indofood Sukses Mak Tbk	746,500	201

		1,096

Israel—1.2%
Bezeq Israeli Telecommunication Corp. Ltd.	251,179	467

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	56,000	$2,603

		3,070

Malaysia—2.3%
Burniputra Commerce Holdings Bhd	711,500	2,342
IOI Corp.	888,260	2,067
Malayan Banking Bhd	106,900	369
Ppb Group Berhad	257,700	852

		5,630

Mexico—3.6%
Alfa S.A.	24,700	160
America Movil S.A. de C.V. ADR	42,960	2,637
Grupo Mexico SAB de CV, Ser. B	799,700	5,026
Grupo Televisa S.A. ADR	12,100	288
Telefonos de Mexico S.A. de C.V. ADR	25,500	939

		9,050

Philippines—0.4%
Megaworld Corp.	10,212,400	911

Poland—2.0%
Getin Holding S.A. (d)	73,868	438
Globe Trade Centre S.A. (d)	68,295	1,234
Grupa Lotos S.A.	11,635	210
KGHM Polska Miedz S.A.	50,006	2,138
Polski Koncern Naftowy Orlen (d)	42,609	900

		4,920

Russia—13.4%
Evraz Group S.A. GDR	71,337	5,534
LUKOIL ADR	12,800	1,107
Mechel ADR	70,500	6,849
MMC Norilsk Nickel ADR	4,636	1,255
Mobile Telesystems ADR	21,900	2,229
OAO Gazprom ADR	213,624	12,090
Sberbank	190,273	803
Unified Energy System GDR (d)	10,177	1,323
Vimpelcom ADR	55,100	2,292

		33,482

Singapore—1.7%
Straits Asia Resources Ltd.	1,404,000	3,011
Yanlord Land Group Ltd.	493,000	1,126

		4,137

South Africa—6.8%
Aveng Ltd.	106,692	943
Bidvest Group Ltd.	18,907	333
DataTec Ltd.	38,154	185
Grindrod Ltd.	445,779	1,539
Impala Platinum Holdings Ltd.	59,926	2,082
Investec Ltd.	37,283	355
Murray & Roberts Holdings Ltd.	23,846	354
Naspers Ltd.	39,586	937
Nedbank Group Ltd.	18,532	371
Remgro Ltd.	103,930	3,009
RMB Holdings Ltd.	167,288	726
Sanlam Ltd.	409,864	1,365
Sasol Ltd.	28,955	1,435
Standard Bank Group Ltd.	154,205	2,260
Telkom S.A. Ltd.	48,175	975

		16,869

South Korea—13.9%
Daelim Industrial Co. (d)	7,296	1,380
GS Holdings Corp. (d)	5,140	315

	Shares	Value (000s)

Honam Petrochemical Corp. (d)	3,330	$370
Hyosung Corp. (d)	3,610	223
Hyundai Heavy Industries Co., Ltd. (d)	2,907	1,355
Hyundai Mipo Dockyard (d)	1,386	421
Hyundai Motor Co. (d)	17,710	1,342
KIWOOM Securities Co., Ltd.	1,212	82
Korea Investment Holdings Co., Ltd.	29,980	2,552
Korea Zinc Co., Ltd. (d)	6,642	916
Korean Air Lines Co., Ltd. (d)	1,990	161
LG Chem Ltd. (d)	25,225	2,386
LG Corp. (d)	40,870	3,011
LG Electronics, Inc. (d)	42,460	4,486
LG Philips LCD Co., Ltd. (d)	12,190	645
POSCO	4,241	2,562
Samsung Corp. (d)	4,360	331
Samsung Electronics Co., Ltd.	5,827	3,429
Samsung Heavy Industries Co., Ltd. (d)	33,280	1,413
Shinhan Financial Group Co., Ltd. (d)	22,510	1,277
SK Holdings Co., Ltd. (d)	3,576	747
STX Pan Ocean Co., Ltd. (d)	2,038,000	5,061
Woori Finance Holdings Co., Ltd. (d)	16,000	321

		34,786

Taiwan—10.6%
Advanced Semi-conductor Engineering, Inc.	927,273	924
Asustek Computer, Inc.	432,083	1,286
AU Optronics Corp.	2,786,227	5,373
Cathay Financial Holding Co., Ltd.	409,203	846
Chi Mei Optoelectronics Corp.	2,392,000	3,326
China Development Financial	899,000	353
China Steel Corp.	1,510,000	2,009
Chunghwa Picture Tubes Ltd. (d)	2,476,000	849
Compal Electronics	404,000	440
Far Eastern Department Stores Co., Ltd.	210,000	252
Far Eastern Textile Co., Ltd.	829,198	964
Formosa Chemicals & Fibre	467,000	1,187
Formosa Plastics Corp.	408,000	1,136
HannStar Display Corp. (d)	1,718,824	756
HON HAI Precision Industry Co., Ltd.	355,000	2,188
Micro-Star International Co., Ltd.	502,000	420
Nan Ya Plastics Corp.	434,000	1,140
Synnex Technology International Corp.	168,000	414
Taiwan Ic Packaging Corp. (d)	411,000	231
U-Ming Marine Transport Corp.	235,000	642
Wan Hai Lines Ltd.	282,000	253
WPG Holdings Co., Ltd.	555,000	654
Yang Ming Marine Transport	1,068,000	815

		26,458

Thailand—0.7%
PTT Aromatics & Refining PCL (d)	1,471,503	1,881

United States—0.4%
Chunghwa Telecom Ltd. ADR (b)	43,636	921

Total Common Stock (cost—$185,419)		210,073

12.31.07	Allianz Funds Semiannual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
EXCHANGE-TRADED FUNDS (d)—1.9%
iShares Asia Trust	941,000	2,721
iShares MSCI India	219,000	2,092

Total Exchange-Traded Funds (cost—$4,805)		4,813

PREFERRED STOCK—2.5%
Brazil—2.5%
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	14,930,000	1,220
Investimentos Itau S.A.	45,900	303
Metalurgica Gerdau S.A.	43,900	1,751
Telemar Norte Leste S.A.	4,200	161
Usinas Siderurgicas de Minas Gerais S.A.	61,250	2,805

Total Preferred Stock (cost—$5,282)		6,240

WARRANTS (d)—2.9%
	Units
India—2.9%
Bank of India (a)	12,636	117
Bharti Airtel Ltd. (a)	2,996	76
Indiabulls Financial Services Ltd.	47,535	1,181
JSW Steel Ltd. (a)	16,356	549
Kotak Mahindra Bank Ltd. (a)	6,967	229
Oil & Natural Gas Corp. Ltd.	16,405	516
Praj Industries Ltd.	7,707	47
Reliance Capital Ltd. (a)	11,988	787
Reliance Communications Ltd.	114,700	2,172
Tata Steel Ltd. (a)	65,969	1,565

Total Warrants (cost—$4,524)		7,239

	Principal Amount (000s)
Repurchase Agreement—11.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $27,708; collateralized by Federal Home Loan Bank, 4.875% due 5/14/10, valued at $28,258 including accrued interest (cost—$27,702)	$27,702	27,702

Total Investments (cost—$227,732) (c)—102.5%		256,067

Liabilities in excess of other assets—(2.5%)		(6,332)

Net Assets—100.0%		$249,735

Notes to Schedule of Investments (amounts in thousands):

(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) When-issued or delayed-delivery security. To be settled/delivered after December 31,2007.

(c) Securities with an aggregate value of $59,929 representing 24.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

18	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Australia—1.4%
BHP Billiton Ltd.	24,805	$867

Belgium—1.1%
Fortis	25,892	680

China—2.3%
AAC Acoustic Technology Holdings, Inc. (a)	444,000	591
China Mobile Ltd.	46,500	810

		1,401

Finland—1.4%
Outotec Oyj	15,763	855

France—3.6%
Total S.A.	11,443	948
Veolia Environnement	12,806	1,166

		2,114

Germany—7.3%
Commerzbank AG	11,169	425
Continental AG	6,661	871
Henkel KGaA	18,449	943
Siemens AG	8,175	1,300
Tognum AG (a)	27,536	825

		4,364

Greece—0.8%
OPAP S.A.	11,760	470

Hong Kong—4.1%
Hutchison Whampoa Ltd.	46,000	518
Jardine Matheson Holdings Ltd.	32,800	906
Kowloon Development Co., Ltd.	198,000	508
Melco International Development	357,000	533

		2,465

Indonesia—1.7%
PT Indosat Tbk.	1,086,500	991

Ireland—2.5%
Anglo Irish Bank Corp. PLC	41,682	668
Icon PLC ADR (a)	12,900	798

		1,466

Israel—2.2%
Israel Chemicals Ltd.	101,116	1,288

Italy—3.9%
Finmeccanica Spa	24,698	792
Geox SpA	30,785	620
Unicredito Italiano SpA	107,621	885

		2,297

Japan—6.7%
Aichi Corp.	32,600	313
Asics Corp.	53,000	759
Chugai Pharmaceutical Co., Ltd.	44,000	629
Joint Corp.	17,200	332
Mitsubishi Tokyo Financial Group, Inc.	70,100	661
Nitori Co., Ltd.	9,400	450
Sony Corp. ADR	15,100	820

		3,964

Netherlands—2.4%
Koninklijke (Royal) Philips Electronics NV	19,455	834
Koninklijke Ahold NV (a)	41,387	573

		1,407

	Shares	Value (000s)

South Korea—0.5%
Osstem Implant Co., Ltd. (a)	8,370	$284

Spain—4.7%
Banco Santander Central Hispano S.A.	38,384	829
Tecnicas Reunidas S.A.	11,984	766
Telefonica S.A.	36,770	1,192

		2,787

Sweden—0.8%
Telefonaktiebolaget LM Ericsson	215,000	503

Switzerland—2.6%
Nestle S.A.	2,373	1,090
Sika AG	250	469

		1,559

United Kingdom—7.4%
ARM Holdings PLC	174,091	429
IG Group Holdings PLC	112,148	902
International Power PLC	105,261	949
Standard Chartered PLC	34,083	1,244
Wellstream Holdings PLC (a)	40,679	876

		4,400

United States—36.8%
3M Co.	9,800	826
Affiliated Managers Group, Inc. (a)	7,100	834
AFLAC, Inc.	13,400	839
Ansys, Inc. (a)	18,700	775
Apollo Investment Corp.	31,800	542
Apple, Inc. (a)	5,900	1,169
Bristol-Myers Squibb Co.	27,600	732
Coca-Cola Co.	14,000	859
Corning, Inc.	41,900	1,005
Devon Energy Corp.	11,100	987
Genzyme Corp. (a)	10,100	752
Helmerich & Payne, Inc.	28,400	1,138
Hess Corp.	11,400	1,150
ITT Industries, Inc.	11,700	773
Marathon Oil Corp.	14,100	858
Merck & Co., Inc.	17,700	1,029
Morgan Stanley	6,100	324
Motorola, Inc.	61,200	982
Oracle Corp. (a)	39,100	883
Praxair, Inc.	9,100	807
Procter & Gamble Co.	16,200	1,189
Spansion LLC, Class A (a)	88,700	349
Thermo Fisher Scientific, Inc. (a)	16,800	969
Waters Corp. (a)	13,200	1,044
XTO Energy, Inc.	20,625	1,059

		21,874

Total Common Stock (cost—$49,302)		56,036

WARRANTS (a)—1.3%
	Units
Taiwan—1.3%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$689)	121,952	757

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,487; collateralized by Fannie Mae 5.50%, due 7/9/10, valued at $3,557 including accrued interest (cost—$3,486)	$3,486	$3,486

Total Investments (cost—$53,477) (b)—101.3%		60,279

Liabilities in excess of other assets—(1.3%)		(773)

Net Assets—100.0%		$59,506

Notes to Schedule of Investments
(amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $31,257, representing 52.5% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	19

Schedule of Investments

NACM International Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Australia—6.3%
BHP Billiton Ltd. (d)	209,645	$7,329
Challenger Financial Services Group Ltd. (d)	666,164	2,885
Commonwealth Bank of Australia (d)	235,957	12,166
Leighton Holdings Ltd. (d)	173,288	9,169
Qantas Airways Ltd.	1,083,548	5,148
Rio Tinto Ltd.	23,644	2,751

		39,448

Belgium—0.5%
Tessenderlo Chemie NV	64,766	3,137

China—1.1%
China Resources Power Holdings Co.	1,066,000	3,691
Lee & Man Paper Manufacturing Ltd.	658,000	2,869

		6,560

Denmark—1.7%
FLSmidth & Co. AS	56,500	5,761
Novo Nordisk AS	76,700	5,007

		10,768

Finland—3.2%
Kesko Oyj	60,065	3,284
Nokia Oyj	437,646	16,813

		20,097

France—6.4%
BNP Paribas	42,152	4,573
Electricite de France	22,211	2,646
France Telecom S.A.	285,609	10,245
Peugeot S.A.	118,991	9,016
Renault S.A.	22,405	3,178
Total S.A.	129,204	10,698

		40,356

Germany—11.9%
BASF AG	92,935	13,782
BAYER AG	80,663	7,377
DaimlerChrysler AG	153,959	14,922
Deutsche Boerse AG	27,704	5,468
E.ON AG	65,073	13,834
RWE AG	44,066	6,178
Salzgitter AG	18,664	2,789
Volkswagen AG (d)	43,021	9,889

		74,239

Greece—1.4%
Coca Cola Hellenic Bottling Co. S.A.	99,090	4,276
National Bank of Greece S.A.	67,897	4,656

		8,932

Hong Kong—4.1%
ASM Pacific Technology	202,500	1,475
Cathay Pacific Airways Ltd.	2,377,000	6,174
Hang Lung Group Ltd.	493,000	2,679
Hong Kong Exchange & Clearing Ltd.	247,000	6,912
Kingboard Chemical Holdings Ltd.	372,000	2,169
New World Development Ltd.	1,426,000	5,010
Orient Overseas International Ltd.	130,000	956

		25,375

Ireland—0.3%
Irish Life & Permanent PLC	118,227	2,048

	Shares	Value (000s)

Italy—2.2%
Enel SpA	655,102	$7,790
Eni SpA	161,317	5,887

		13,677

Japan—12.3%
Daiichi Sankyo Co., Ltd.	80,500	2,477
Daikin Industries Ltd.	71,900	4,010
East Japan Railway Co.	210	1,727
Glory Ltd	109,000	2,505
Japan Tobacco, Inc.	194	1,147
KDDI Corp.	609	4,506
Mitsui & Co., Ltd.	320,000	6,682
Mitsui OSK Lines Ltd.	519,000	6,561
Mitsumi Electric Co., Ltd. (d)	66,200	2,215
Nikon Corp.	58,000	1,973
Nintendo Co., Ltd.	15,300	8,983
Nippon Telegraph & Telephone Corp.	752	3,738
Olympus Corp.	83,000	3,383
Shima Seiki Manufacturing Ltd.	56,500	2,591
Sony Corp. (d)	160,500	8,745
Sumitomo Corp.	444,100	6,214
Suzuken Co., Ltd.	56,700	2,018
Tokai Rika Co., Ltd.	70,400	2,171
Toshiba Corp. (d)	159,000	1,173
Yamada Denki Co., Ltd.	36,700	4,140

		76,959

Norway—2.0%
DNB NOR ASA	596,800	9,079
Yara International ASA	79,200	3,642

		12,721

Singapore—2.9%
Jardine Cycle & Carriage Ltd.	201,000	3,001
Oversea-Chinese Banking Corp.	440,000	2,508
Singapore Airlines Ltd.	240,070	2,884
Singapore Exchange Ltd.	704,000	6,449
Singapore Petroleum Co., Ltd.	382,000	1,994
Wing Tai Holdings Ltd.	847,000	1,567

		18,403

Spain—7.4%
ACS Actividades Construcciones y Servicios S.A.	111,129	6,581
Banco Santander Central Hispano S.A.	627,761	13,558
Iberdrola S.A.	391,274	5,928
Mapfre S.A. (d)	578,715	2,539
Telefonica S.A.	551,097	17,865

		46,471

Sweden—3.2%
Alfa Laval AB	45,300	2,544
Hennes & Mauritz AB, Ser. B	108,350	6,545
Nordea Bank AB	230,400	3,861
Trelleborg AB	192,400	4,015
Volvo AB, Ser. B	170,750	2,857

		19,822

Switzerland—7.3%
ABB Ltd.	491,917	14,183
Credit Suisse Group	33,430	2,012
Nestle S.A.	19,403	8,910
Swatch Group AG	7,902	2,376
Temenos Group AG (b)	131,974	3,247
Zurich Financial Services AG	50,201	14,733

		45,461

United Kingdom—23.7%
Aggreko PLC	163,645	1,718
Amec PLC	188,841	3,157

	Shares	Value (000s)

Anglo American PLC	77,331	$4,694
Barclays PLC	238,748	2,411
BG Group PLC	173,501	3,981
BHP Billiton PLC	239,132	7,292
BP PLC	1,142,063	13,956
British American Tobacco PLC	143,897	5,625
Charter PLC (b)	215,719	3,398
De La Rue PLC	183,020	3,558
Game Group PLC	200,317	992
Imperial Tobacco Group PLC	67,305	3,640
Old Mutual PLC	1,919,575	6,396
Rio Tinto PLC (d)	53,241	5,603
Royal Bank of Scotland Group PLC	316,791	2,797
Royal Dutch Shell PLC, Class A	195,257	8,243
Royal Dutch Shell PLC, Class B	443,547	18,490
Stagecoach Group PLC	836,738	4,702
Standard Chartered PLC	212,412	7,752
Standard Life PLC	547,531	2,743
Unilever PLC	330,086	12,380
Vodafone Group PLC	3,701,639	13,896
WM Morrison Supermarkets PLC	1,114,280	7,119
Xstrata PLC	54,557	3,828

		148,371

Total Common Stock (cost—$591,938)		612,845

SHORT-TERM INVESTMENTS—10.9%
Collateral Invested for Securities on Loan (c)—8.1%
Allianz Dresdner Daily Asset Fund (e)	31,317,287	31,317

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$9,000	9,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Suntrust Bank,
1.00% due 1/2/08	186	186

		50,503

Repurchase Agreement—2.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $17,713; collateralized by Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $18,068 including accrued interest (cost—$17,709)	17,709	17,709

Total Short-Term Investments (cost—$68,212)		68,212

Total Investments (cost—$660,150) (a)—108.8%		681,057

Liabilities in excess of other assets—(8.8%)		(54,985)

Net Assets—100.0%		$626,072

20	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM International Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $612,845, representing 97.89% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $47,976; cash collateral of $50,503 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	21

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Australia—18.2%
AMP Bank Ltd. (d)	529,815	$4,598
Australia & New Zealand Banking Group Ltd. (d)	137,611	3,293
BHP Billiton Ltd.	302,859	10,587
BHP Billiton Ltd. ADR (d)	30,000	2,101
Commonwealth Bank of Australia (d)	136,612	7,044
CSL Ltd. (d)	253,335	8,026
Foster’s Group Ltd.	433,558	2,480
Incitec Pivot Ltd. (d)	152,366	15,557
National Australia Bank Ltd. (d)	300,940	9,913
Rio Tinto Ltd. (d)	96,500	11,226
Westpac Capital Corp. (d)	380,121	9,243

		84,068

China—4.4%
AAC Acoustic Technology Holdings, Inc. (b)	2,578,000	3,433
Aluminum Corp. of China Ltd.	914,000	1,845
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,788
Angang Steel Co., Ltd.	810,080	2,172
China Communications Construction Co., Ltd.	706,000	1,839
China Infrastructure Machinery Holdings Ltd.	1,118,000	1,754
China Shenhua Energy Co., Ltd., Class H	320,900	1,888
Industrial & Commercial Bank of China	1,472,000	1,043
Nine Dragons Paper Holdings Ltd.	827,100	2,052
Tencent Holdings Ltd.	350,000	2,656

		20,470

Hong Kong—9.8%
CLP Holdings Ltd.	628,000	4,267
Hongkong Land Holdings Ltd.	676,000	3,311
Kerry Properties Ltd.	367,629	2,939
Hong Kong & China Gas Co.	1,676,000	5,105
Melco International Development	2,395,000	3,578
Shangri-La Asia Ltd.	1,745,722	5,485
Sino Land Co.	1,404,000	4,899
Sun Hung Kai Properties Ltd.	559,000	11,727
Swire Pacific Ltd.	277,500	3,806

		45,117

India—3.9%
Reliance Communications Ltd.	416,169	7,792
Sterlite Industries India Ltd. (b)	391,762	10,151

		17,943

Japan—51.6%
Asics Corp.	356,000	5,100
Astellas Pharma, Inc.	133,000	5,768
Canon, Inc. (d)	42,100	1,927
Chugai Pharmaceutical Co., Ltd. (d)	537,700	7,690
Daiichi Sankyo Co., Ltd.	150,500	4,631
Daiseki Co., Ltd.	38,800	1,160
Denso Corp.	169,500	6,898
East Japan Railway Co.	982	8,077
Haseko Corp. (b)(d)	925,500	1,580
Hitachi Construction Machinery Co., Ltd.	125,900	3,737
Ibiden Co., Ltd.	116,300	8,042
Japan Steel Works Ltd.	518,000	7,511

	Shares	Value (000s)

Japan Tobacco, Inc.	2,542	$15,030
Kawasaki Heavy Industries Ltd.	1,059,000	3,098
KDDI Corp.	963	7,125
Kirin Brewery Co., Ltd.	245,000	3,594
Komatsu Ltd.	40,300	1,081
Kuraray Co., Ltd. (d)	290,000	3,499
Marubeni Corp.	879,000	6,159
Message Co., Ltd.	1,827	3,535
Mitsubishi Corp.	260,000	7,037
Mitsubishi Electric Corp.	398,000	4,122
Mitsubishi Heavy Industries Ltd.	343,000	1,458
Mitsubishi Rayon Co., Ltd. (d)	322,000	1,552
Mitsubishi UFJ Financial Group, Inc.	878,000	8,280
Mitsui & Co., Ltd.	316,000	6,599
Mitsui Engineering & Shipbuilding Co., Ltd.	432,000	1,660
Mitsui Fudosan Co., Ltd.	97,000	2,092
Mizuho Financial Group, Inc.	688	3,277
Nikon Corp. (d)	125,000	4,252
Nintendo Co., Ltd.	27,200	15,971
Nippon Telegraph & Telephone Corp.	1,035	5,145
Nitori Co., Ltd.	69,900	3,350
Nomura Holdings, Inc. (d)	152,500	2,555
Nomura Research Institute Ltd.	116,600	3,815
Secom Co., Ltd.	121,400	6,628
Sumitomo Corp.	284,500	3,981
Sumitomo Metal Industries Ltd.	1,091,000	4,989
Sumitomo Mitsui Financial Group, Inc. (d)	719	5,321
Suzuki Motor Corp.	150,900	4,524
Toho Titanium Co., Ltd. (d)	110,300	3,271
Tokyu Land Corp.	370,000	3,166
Tokyu Livable, Inc. (d)	131,400	1,522
Toshiba Corp. (d)	273,000	2,015
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,918
Toyo Tanso Co., Ltd. (d)	48,100	3,773
Toyota Boshoku Corp.	179,900	5,787
Toyota Motor Corp.	221,400	11,791

		238,093

Malaysia—2.4%
Burniputra Commerce Holdings Bhd	708,200	2,332
IOI Corp.	1,493,200	3,474
Knm Group Bhd	1,523,700	3,507
UEM World Bhd	1,571,300	1,846

		11,159

Singapore—2.5%
Ausgroup Ltd.	2,016,000	2,339
DBS Group Holdings Ltd.	343,000	4,868
Jiutian Chemical Group Ltd. (d)	3,167,000	1,029
UOL Group Ltd.	1,009,000	3,131

		11,367

South Korea—0.8%
STX Pan Ocean Co., Ltd. (b)	1,546,000	3,839

Taiwan—2.9%
Ardentec Corp.	3,569,259	2,480
ASE Test Ltd. (b)(d)	152,900	2,170
AU Optronics Corp. ADR (d)	154,141	2,959
Siliconware Precision Industries Co., Ltd.	1,406,000	2,470
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	235,300	2,344
Vanguard International Semiconductor Corp.	1,375,000	1,022

		13,445

Total Common Stock (cost—$385,658)		445,501

	Units	Value (000s)

WARRANTS (b)—0.0%
Singapore—0.0%
Jiutian Chemical Group Ltd. (cost—$0)	1,324,000	$138

SHORT-TERM INVESTMENTS—27.1%
	Shares
Collateral Invested for Securities on Loan (c)—23.6%
Allianz Dresdner Daily Asset Fund (e)	85,971,163	85,971

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$6,000	6,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Suntrust Bank,
1.00% due 1/2/08	1,991	1,991

		108,962

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $15,905; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $16,221 including accrued interest (cost—$15,902)	15,902	15,902

Total Short-Term Investments (cost—$124,864)		124,864

Total Investments (cost—$510,522) (a)—123.6%		570,503

Liabilities in excess of other assets—(23.6%)		(108,871)

Net Assets—100.0%		$461,632

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $434,140, representing 94.04% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $100,287; cash collateral of $108,962 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.7%
Belgium—1.9%
Etablissements Delhaize Feres ET CIE ADR (c)	235,000	$20,351

Bermuda—2.7%
Ingersoll-Rand Co., Ltd., Class A	158,000	7,342
RenaissanceRe Holdings Ltd. (c)	350,000	21,084

		28,426

Brazil—7.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	700,000	32,900
Cia Paranaense de Energia ADR (c)	1,300,000	19,617
Petroleo Brasileiro S.A. ADR	204,300	23,544

		76,061

Canada—14.9%
Agrium, Inc.	160,000	11,554
Canadian Pacific Railway Ltd. (c)	300,000	19,392
Fording Canadian Coal Trust, UNIT (c)	600,000	23,160
Magna International, Inc., Class A (c)	250,000	20,107
Methanex Corp. (c)	206,000	5,686
Petro-Canada (c)	700,000	37,534
Teck Cominco Ltd., Class B (c)	600,000	21,426
TransCanada Corp. (c)	470,000	19,237

		158,096

Cayman Islands—1.0%
Seagate Technology, Inc.	400,000	10,200

China—1.4%
Sinopec Shanghai Petrochemical Co., Ltd. ADR (c)	244,900	14,954

Colombia—1.7%
BanColombia S.A. ADR	550,000	18,711

Finland—2.3%
Metso Oyj ADR (c)	91,200	4,922
Stora Enso Oyj ADR (c)	1,342,000	19,694

		24,616

France—2.8%
AXA S.A. ADR (c)	750,000	29,782

Germany—5.8%
BASF AG ADR (c)	65,000	9,552
Deutsche Bank AG (c)	225,000	29,117
Siemens AG ADR (c)	150,000	23,604

		62,273

Ireland—2.8%
Allied Irish Banks PLC ADR (c)	650,000	29,861

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,300	9,310

Japan—3.4%
Canon, Inc. ADR (c)	389,000	17,828
Nissan Motor Co., Ltd. ADR (c)	866,000	18,809

		36,637

Luxembourg—2.3%
Ternium S.A. ADR (c)	600,000	24,066

	Shares	Value (000s)

Marshall Islands—1.6%
DryShips, Inc. (c)	115,400	$8,932
Teekay Shipping Corp. (c)	144,000	7,662

		16,594

Mexico—5.5%
Cemex S.A. de C.V. ADR (a)	650,000	16,802
Coca-Cola Femsa, S.A. de C.V. ADR (c)	450,000	22,176
Telefonos de Mexico S.A. de C.V. ADR	525,000	19,341

		58,319

Netherlands—3.7%
ING Groep NV ADR (c)	1,000,000	38,910

Norway—4.0%
Norsk Hydro ASA ADR (c)	610,000	8,540
Statoilhydro ASA ADR	1,100,000	33,572

		42,112

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (c)	176,000	9,962

South Africa—2.8%
Sasol Ltd. ADR	611,800	30,266

South Korea (Republic of)—8.1%
Korea Electric Power Corp. ADR (a)(c)	1,754,000	36,571
KT Corp. ADR (a)(c)	1,200,000	30,960
SK Telecom Co., Ltd. ADR (c)	625,000	18,650

		86,181

Sweden—2.0%
Volvo AB ADR (c)	1,300,000	21,547

Taiwan—3.4%
AU Optronics Corp. ADR (c)	500,912	9,618
Siliconware Precision Industries Co. ADR (c)	3,000,000	26,670

		36,288

United Kingdom—10.7%
British American Tobacco PLC ADR	272,000	21,368
Carnival PLC ADR (c)	210,000	9,200
Diageo PLC ADR	97,000	8,326
GlaxoSmithKline PLC ADR (c)	400,000	20,156
HSBC Holdings PLC ADR (c)	276,001	23,104
Unilever PLC ADR	530,000	19,833
United Utilities PLC ADR (c)	420,000	12,453

		114,440

Total Common Stock (cost—$964,497)		997,963

SHORT-TERM INVESTMENTS—27.8%
Collateral Invested for Securities on Loan (b)—22.4%
Allianz Dresdner Daily Asset Fund (d)	192,044,538	192,044

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$20,000	20,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$15,000	$15,000
Suntrust Bank,
1.00% due 1/2/08	1,573	1,573

		238,617

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,365; collateralized by Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $58,505 including accrued interest (cost—$57,353)	57,353	57,353

Total Short-Term Investments (cost—$295,970)		295,970

Total Investments (cost—$1,260,467)—121.5%		1,293,933

Liabilities in excess of other assets—(21.5)%		(229,342)

Net Assets—100.0%		$1,064,591

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $231,977; cash collateral of $238,617 was received with which the Fund purchased short-term investments.

(d) Affiliated Fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Biotechnology Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Biotechnology—3.1%
Cardiome Pharma Corp. (b)	63,980	$570
Pozen, Inc. (b)(d)	14,315	172
Shire Pharmaceuticals Group PLC ADR	35,065	2,418

		3,160

Consumer Services—1.5%
Affymax, Inc. (b)(d)	50,690	1,133
Arrowhead Research Corp. (b)(d)	121,548	460

		1,593

Energy—1.5%
Verenium Corp. (b)(d)	305,335	1,524

Healthcare—92.9%
Affymetrix, Inc. (b)(d)	31,535	730
Alexion Pharmaceuticals, Inc. (b)	24,600	1,846
Alnylam Pharmaceuticals, Inc. (b)(d)	28,550	830
Altus Pharmaceuticals, Inc. (b)(d)	47,870	248
Amylin Pharmaceuticals, Inc. (b)(d)	38,535	1,426
Arena Pharmaceuticals, Inc. (b)(d)	40,163	314
Ariad Pharmaceuticals, Inc. (b)(d)	70,125	298
Arqule, Inc. (b)	50,000	290
Atherogenics, Inc. (b)(d)	38,090	14
BioMarin Pharmaceutical, Inc. (b)(d)	80,125	2,836
BioMimetic Therapeutics, Inc. (b)	19,725	343
Celgene Corp. (b)(f)	307,500	14,208
Cephalon, Inc. (b)(d)	18,700	1,342
Charles River Laboratories International, Inc. (b)	19,900	1,309
Combinatorx, Inc. (b)(d)	98,100	436
Cubist Pharmaceuticals, Inc. (b)	49,895	1,023
Cytokinetics, Inc. (b)	53,855	255
Enteromedics, Inc. (b)	98,925	796
Exelixis, Inc. (b)(d)	83,955	725
Gen-Probe, Inc. (b)	18,280	1,150
Genzyme Corp. (b)(f)	64,245	4,782
Geron Corp. (b)(d)	129,603	736
Gilead Sciences, Inc. (b)(f)	181,805	8,365
Helicos Biosciences Corp. (b)	32,140	336
Human Genome Sciences, Inc. (b)(d)	397,400	4,149
Idenix Pharmaceuticals, Inc. (b)(d)	66,524	180
Illumina, Inc. (b)(d)	24,000	1,422
ImClone Systems, Inc. (b)	16,565	712
Immunomedics, Inc. (b)(d)	254,520	590
InterMune, Inc. (b)(d)	50,100	668
Isis Pharmaceuticals, Inc. (b)(d)	54,402	857
Keryx Biopharmaceuticals, Inc. (b)(d)	448,102	3,764
Kosan Biosciences, Inc. (b)(d)	277,817	1,000
Medarex, Inc. (b)(d)	146,265	1,524
Medicines Co. (b)	17,370	333
Millennium Pharmaceuticals (b)	307,300	4,603
Myriad Genetics, Inc. (b)(d)	27,045	1,255
Onyx Pharmaceuticals, Inc. (b)(d)	43,152	2,400
OSI Pharmaceuticals, Inc. (b)(d)	26,219	1,272
Panacos Pharmaceuticals Inc. (b)(d)	37,410	30
PDL BioPharma, Inc. (b)(f)	386,860	6,778
Pharmion Corp. (b)	44,255	2,782
Progenics Pharmaceuticals, Inc. (b)(d)	57,400	1,037
Protalix Biotherapeutics, Inc. (b)(d)	141,490	481
Qiagen N.V. (b)(d)	85,800	1,806
Regeneron Pharmaceuticals, Inc. (b)	117,540	2,839
Rigel Pharmaceuticals, Inc. (b)	34,110	866
Savient Pharmaceuticals, Inc. (b)(d)	31,495	723

	Shares	Value (000s)

Sepracor, Inc. (b)	13,290	$349
StemCells, Inc. (b)(d)	82,900	124
Third Wave Technologies (b)	63,700	615
United Therapeutics Corp. (b)(d)	35,870	3,503
Vertex Pharmaceuticals, Inc. (b)	75,800	1,761
XenoPort, Inc. (b)	16,570	926
XOMA Ltd. (b)(d)	87,201	296
Zymogenetics, Inc. (b)(d)	78,420	915

		95,198

Technology—0.6%
Applera Corp.—Applied Biosystems Group	17,325	588

Total Common Stock (cost—$95,759)		102,063

SHORT-TERM INVESTMENTS—34.1%
Collateral Invested for Securities on Loan (c)—31.9%
Allianz Dresdner Daily Asset Fund (e)	26,858,447	26,858
	Principal Amount (000s)
Bayerische Landesbank,
4.962% due 9/23/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.098% due 10/15/08, FRN (a)	2,000	2,000
Rabobank,
2.50% due 1/2/08	2,813	2,813

		32,671

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,318; collateralized by Freddie Mac, 5.25% due 2/24/11, valued at $2,367 including accrued interest (cost—$2,317)	2,317	2,317

Total Short-Term Investments (cost—$34,989)		34,988

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—0.6%
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	700	203
Genentech, Inc. (CBOE), strike price $85, expires 1/17/09	590	152
strike price $90, expires 1/17/09	590	100
PDL BioPharma, Inc. (CBOE), strike price $25, expires 1/17/09	3,892	39
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	470	127

		621

Put Options—0.7%
Trimeris, Inc. (CBOE), strike price $10, expires 4/19/08	1,222	370
strike price $12.50, expires 4/19/08	630	340

		710

	Contracts	Value (000s)

Total Options Purchased (cost—$2,902)		$1,331

Total Investments before options written (cost—$133,650)—135.0%		138,382

OPTIONS WRITTEN (b)—(1.1)%
Call Options—(0.2)%
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	700	(140)
strike price $85, expires 1/19/08	350	(2)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	470	(61)

		(203)

Put Options—(0.9)%
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	700	(651)
PDL BioPharma, Inc. (CBOE), strike price $15, expires 1/17/09	1,392	(146)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	470	(117)

		(914)

Total Options Written (premiums received—$1,528)		(1,117)

Total Investments net of options written (cost—$132,122)—133.9%		137,265

Liabilities in excess of other assets—(33.9)%		(34,752)

Net Assets—100.0%		$102,513

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $31,133; cash collateral of $32,672 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All of partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt CBOE—Chicago Board Options Exchange FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

24	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.2%
Australia—2.5%
BHP Billiton Ltd.	21,405	$748
Rio Tinto Ltd.	4,535	528

		1,276

Bermuda—0.9%
Dockwise Ltd. (b)	104,000	431

Brazil—2.2%
Companhia Vale do Rio Doce ADR	34,530	1,128

Canada—6.1%
Agrium, Inc.	6,845	494
Canadian Natural Resources Ltd.	13,520	994
Potash Corp. Of Saskatchewan	3,670	528
Suncor Energy, Inc.	9,435	1,032

		3,048

Cayman Islands—5.9%
JA Solar Holdings Co., Ltd. ADR (b)	9,200	642
Suntech Power Holdings Co., Ltd. ADR (b)	4,760	392
Transocean, Inc.	13,445	1,925

		2,959

Denmark—2.2%
Vestas Wind Systems A/S (b)	10,075	1,088

France—3.0%
Companie Generale de Geophysique S.A. (b)	3,465	980
EDF Energies Nouvelles S.A.	7,660	534

		1,514

Netherlands—2.5%
Core Laboratories NV (b)	10,175	1,269

Norway—1.9%
Prosafe ASA	54,900	950

United Kingdom—4.7%
Rio Tinto PLC	6,970	734
Vedanta Resources PLC	15,045	610
Xstrata PLC	14,640	1,027

		2,371

United States—61.3%
Air Products & Chemicals, Inc.	5,625	555
Apache Corp.	5,400	581
Arena Resources, Inc. (b)	22,420	935
Cameron International Corp. (b)	16,950	816
Carrizo Oil & Gas, Inc. (b)	11,570	633
Concho Resources, Inc. (b)	12,629	260
Devon Energy Corp.	9,590	853
Diamond Offshore Drilling, Inc.	9,170	1,302
Ecolab, Inc.	10,075	516
EOG Resources, Inc.	8,775	783
Exxon Mobil Corp.	9,825	920
First Solar, Inc. (b)	3,630	970
FMC Technologies, Inc. (b)	7,910	448
Freeport-McMoRan
Copper & Gold, Inc.	9,860	1,010
Marathon Oil Corp.	21,715	1,322
Monsanto Co.	8,150	910
Mosaic Co. (b)	5,455	515
National-Oilwell Varco, Inc. (b)	24,280	1,784
Newfield Exploration Co. (b)	15,780	832
Noble Corp.	19,835	1,121
Noble Energy, Inc.	6,154	489
Occidental Petroleum Corp.	15,195	1,170
Range Resources Corp.	12,870	661
Schlumberger Ltd.	16,950	1,667
Smith International, Inc.	6,415	474
Southwestern Energy Co. (b)	25,760	1,435

	Shares	Value (000s)

Sunoco, Inc.	28,760	$2,083
Sunpower Corp., Class A (b)	8,870	1,157
Ultra Petroleum Corp. (b)	9,045	647
Valero Energy Corp.	15,110	1,058
Weatherford International Ltd. (b)	15,515	1,064
XTO Energy, Inc.	22,032	1,132
Zoltek Cos., Inc. (b)	16,010	686

		30,789

Total Common Stock (cost—$37,017)		46,823

	Principal Amount (000s)
Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,790; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $3,866 including accrued interest (cost—$3,789)	$3,789	3,789

Total Investments (cost—$40,806) (a)—100.7%		50,612

Liabilities in excess of other assets—(0.7)%		(376)

Net Assets—100.0%		$50,236

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $7,630 representing 15.19% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—0.5%
Equinox Minerals Ltd. (b)	295,655	$1,588

Austria—1.3%
Flughafen Wien AG	18,415	2,127
Sparkassen Immobilien AG (b)	153,365	1,733

		3,860

Bermuda—2.0%
Central European Media Enterprises Ltd., Class A (b)	20,540	2,382
Fibrechem Tech Ltd.	3,442,200	3,301

		5,683

Brazil—2.0%
Gafisa S.A.	107,325	2,001
Klabin Segall S.A.	216,755	1,637
Metalfrio Solutions S.A. (b)	151,690	2,215

		5,853

Canada—0.8%
WestJet Airlines Ltd. (b)	96,290	2,200

Cayman Islands—1.3%
Trina Solar Ltd. ADR (b)(d)	67,580	3,636

China—0.7%
China BlueChemical Ltd.	3,024,900	1,934

Estonia—1.8%
Baltika AS	286,770	1,632
Olympic Entertainment Group AS	319,879	1,623
Tallink Group Ltd. (b)	1,225,230	1,877

		5,132

Finland—1.0%
Outotec Oyj	51,555	2,795

France—3.8%
April Group	45,266	3,054
Boursorama (b)	185,700	2,180
Companie Generale de Geophysique S.A. (b)	5,536	1,566
Pierre & Vacances	14,398	1,991
SR Teleperformance	59,523	2,308

		11,099

Germany—4.3%
Cenit AG Systemhaus (d)	183,365	2,464
Douglas Holding AG	41,230	2,384
Kontron AG	53,996	1,082
Sixt AG	42,680	1,921
Software AG	32,675	2,897
Wirecard Ag (b)	110,892	1,879

		12,627

Greece—2.0%
Forthnet S.A. (b)	165,580	2,412
JUMBO S.A.	95,385	3,434

		5,846

Hong Kong—1.2%
Natural Beauty Bio-Technology Ltd.	11,101,487	3,512

Ireland—0.7%
Icon PLC ADR (b)	33,275	2,058

Italy—1.3%
Azimut Holding SpA	147,985	1,920
Mariella Burani SpA	70,560	1,942

		3,862

	Shares	Value (000s)

Japan—8.0%
Air Water, Inc.	113,605	$1,140
Dena Co., Ltd. (d)	350	1,665
Iwatani International Corp. (d)	641,675	1,824
Moshi Moshi Hotline, Inc.	36,525	1,839
Musashino Bank Ltd. (d)	41,870	1,967
Nippei Toyama Corp.	133,000	1,121
Nippon Seiki Co., Ltd.	107,780	2,353
Sankyu, Inc. (d)	359,265	1,946
Sasebo Heavy Industries Co., Ltd.	342,760	1,589
Sintokogio Ltd.	153,060	1,594
Taihei Kogyo Co., Ltd. (d)	251,000	1,251
Tokai Carbon Co., Ltd. (d)	310,180	2,769
Village Vanguard Co., Ltd.	392	2,098

		23,156

Malaysia—2.2%
CB Industrial Product Holding Bhd	1,803,040	3,321
Malaysian Resources Corp. Bhd (b)	1,793,050	1,364
TA Enterprise Bhd	4,173,060	1,599

		6,284

Netherlands—3.2%
AerCap Holdings NV (b)	78,809	1,645
Core Laboratories NV (b)	24,510	3,057
Nutreco Holding NV	34,802	2,014
Sligro Food Group Nv	67,015	2,625

		9,341

Norway—0.4%
Acta Holding ASA (d)	317,230	1,313

Russia—2.5%
OAO Pharmacy Chain 36.6 (b)	20,341	1,485
Seventh Continent	70,855	1,835
Severstal-Avto	54,845	2,962
Veropharm (b)	18,960	1,005

		7,287

Singapore—3.6%
Cosco Corp. Singapore Ltd.	968,320	3,823
Raffles Education Corp. Ltd.	1,836,195	3,853
Verigy Ltd. (b)	102,100	2,774

		10,450

South Korea—2.3%
MegaStudy Co., Ltd.	9,417	2,678
Meritz Fire & Marine Insurance Co., Ltd.	299,207	4,021

		6,699

Spain—0.9%
Bolsas y Mercados Espanoles	37,820	2,570

Switzerland—7.5%
Bank Sarasin & Cie AG	698	3,304
BKW FMB Energie AG	14,020	1,783
Galenica AG	7,100	3,074
Georg Fischer AG (b)	3,807	2,342
Lindt & Spruengli AG	40	1,402
St. Galler Kantonalbank (b)	4,606	2,034
Temenos Group AG (b)	68,450	1,684
Vetropack Holding Ag	618	1,131
VZ Holding AG (b)	21,620	1,686
Winterthur Technologie AG	52,950	3,242

		21,682

Thailand—2.4%
Asian Property Development PCL	6,996,720	1,317
Mermaid Maritime PLC (b)	2,322,200	2,952
Tisco Bank PCL	3,082,460	2,724

	Shares	Value (000s)

		$6,993

Turkey—0.6%
TAV Havalimanlari Holding AS (b)	177,690	1,618

United Kingdom—5.8%
Carillion PLC	363,693	2,534
Chemring Group PLC	29,630	1,203
Intermediate Capital Group PLC	45,682	1,495
Interserve PLC	185,905	1,754
Southern Cross Healthcare Ltd.	282,470	2,961
Speedy Hire PLC	102,115	1,689
Wellstream Holdings PLC (b)	235,845	5,080

		16,716

United States—34.4%
Affiliated Managers Group, Inc. (b)(d)	27,620	3,244
American Oriental Bioengineering, Inc. (b)(d)	216,831	2,403
Arena Resources, Inc. (b)(d)	50,372	2,101
BE Aerospace, Inc. (b)	63,095	3,338
Blue Coat Systems, Inc. (b)	15,993	526
Capella Education Co. (b)	27,541	1,803
Carrizo Oil & Gas, Inc. (b)(d)	51,740	2,833
Central European Distribution Corp. (b)(d)	61,630	3,580
Concho Resources, Inc. (b)	59,735	1,231
CROCS, Inc. (b)(d)	104,040	3,830
DealerTrack Holdings, Inc. (b)	34,518	1,155
FormFactor, Inc. (b)(d)	55,970	1,853
Geo Group, Inc. (b)(d)	87,070	2,438
GFI Group, Inc. (b)(d)	27,010	2,585
Golden Telecom, Inc. (b)(d)	33,060	3,337
Hansen Natural Corp. (b)(d)	55,150	2,443
Heico Corp., Class A	55,310	2,356
HMS Holdings Corp. (b)	77,835	2,585
Horsehead Holding Corp. (b)(d)	58,850	999
Iconix Brand Group, Inc. (b)	100,650	1,979
Immucor, Inc. (b)	52,750	1,793
Internap Network Services Corp. (b)(d)	116,175	968
inVentiv Health, Inc. (b)	54,500	1,687
Inverness Med Innovations, Inc. (b)(d)	59,880	3,364
Kendle International, Inc. (b)(d)	15,457	756
Life Time Fitness, Inc. (b)(d)	41,525	2,063
Lifecell Corp. (b)	10,605	457
Live Nations, Inc. (b)(d)	119,505	1,735
Longs Drug Stores Corp.	47,500	2,232
Men’s Wearhouse, Inc.	34,670	935
MICROS Systems, Inc. (b)	38,930	2,731
Monolithic Power Systems, Inc. (b)	93,875	2,016
Nuance Communications, Inc. (b)(d)	132,000	2,466
OptionsXpress Holding, Inc. (d)	79,810	2,699
PAETEC Holding Corp. (b)(d)	174,208	1,699
Parexel International Corp. (b)	11,435	552
PSS World Medical, Inc. (b)(d)	94,030	1,840
Psychiatric Solutions, Inc. (b)(d)	61,630	2,003
Riverbed Technology, Inc. (b)	17,930	479
Signature Bank & Trust (b)	35,740	1,206
Solera Holdings, Inc. (b)	69,140	1,713
Stanley, Inc. (b)	35,305	1,130
Stifel Financial Corp. (b)(d)	30,090	1,582
Synaptics, Inc. (b)	36,815	1,515
Synchronoss Technologies, Inc. (b)(d)	20,870	740
Triumph Group, Inc. (d)	36,459	3,002
Varian Semi-conductor Equipment Associates, Inc. (b)	51,095	1,891

26	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
Virginia Commerce Bancorp (b)(d)	114,990	$1,349
Volcom, Inc. (b)(d)	46,550	1,026
Watson Wyatt Worldwide, Inc.	44,870	2,082
Zoltek Cos., Inc. (b)(d)	43,410	1,861
Zumiez, Inc. (b)(d)	66,125	1,611

		99,802

Total Common Stock (cost—$240,123)		$285,596

SHORT-TERM INVESTMENTS—24.1%
Collateral Invested for Securities on Loan (c)—22.6%
Allianz Dresdner Daily Asset Fund (e)	57,157,373	57,157
	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$8,155	8,155
Suntrust Bank, 1.00% due 1/2/08	201	201

		65,513

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $4,441; collateralized by Fannie Mae, 5.625% due 1/24/17, valued at $4,531 including accrued interest (cost—$4,440)	4,440	4,440

Total Short-Term Investments (cost—$69,953)		69,953

Total Investments (cost—$310,076) (a)—122.6%		355,549

Liabilities in excess of other assets—(22.6)%		(65,473)

Net Assets—100.0%		$290,076

Notes to Schedule of Investments
(amounts in thousands):

(a) Securities with an aggregate value of $151,950 representing 52.38% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Securities purchase with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $63,756; cash collateral of $65,513 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	27

Schedule of Investments

RCM Healthcare Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Healthcare—90.1%
Abbott Laboratories	58,600	$3,290
Alexion Pharmaceuticals, Inc. (b)	16,618	1,247
Align Technology, Inc. (b)(d)	25,455	425
Allergan, Inc.	18,667	1,199
Amylin Pharmaceuticals, Inc. (b)(d)	8,980	332
Applera Corp.—Celera Genomics Group (b)	18,828	299
Baxter International, Inc.	21,500	1,255
Biogen Idec, Inc. (b)	8,025	457
BioMarin Pharmaceutical, Inc. (b)(d)	17,275	612
BioMimetic Therapeutics, Inc. (b)	35,276	613
Cardinal Health, Inc.	19,151	1,106
Celgene Corp. (b)(d)	47,385	2,190
Cephalon, Inc. (b)	5,495	394
Charles River Laboratories International, Inc. (b)	43,120	2,837
Covance, Inc. (b)	22,796	1,975
Coventry Health Care, Inc. (b)	10,890	645
Cubist Pharmaceuticals, Inc. (b)(d)	40,085	822
CVS Corp.	45,258	1,799
Enteromedics, Inc. (b)	74,580	600
Express Scripts, Inc. (b)	46,321	3,381
Forest Laboratories, Inc. (b)	24,375	888
Genentech, Inc. (b)	17,740	1,190
Gen-Probe, Inc. (b)	7,520	473
Genzyme Corp. (b)	30,613	2,279
Gilead Sciences, Inc. (b)	59,005	2,715
Health Net, Inc. (b)	26,081	1,260
Hologic, Inc. (b)	24,500	1,682
Human Genome Sciences, Inc. (b)(d)	20,984	219
Humana, Inc. (b)	43,280	3,259
Insulet Corp. (b)	8,947	210
Keryx Biopharmaceuticals, Inc.	16,862	140
Lifecell Corp. (b)(d)	21,129	911
LifePoint Hospitals, Inc. (b)	27,380	814
Medco Health Solutions, Inc. (b)	9,955	1,009
Medtronic, Inc.	37,160	1,868
Merck & Co., Inc. (e)	109,500	6,362
Millennium Pharmaceuticals (b)	28,430	426
Northstar Neuroscience, Inc. (b)(d)	54,715	509
Onyx Pharmaceuticals, Inc. (b)(d)	11,785	656
OSI Pharmaceuticals, Inc. (b)(d)	10,534	511
Qiagen N.V. (b)(d)	43,920	925
Regeneron Pharmaceuticals, Inc. (b)	28,140	680
Savient Pharmaceuticals, Inc. (b)(d)	23,505	540
Schering-Plough Corp.	142,585	3,798
Shire Pharmaceuticals Group PLC ADR	26,800	1,848
St. Jude Medical, Inc. (b)	71,320	2,898
Stryker Corp.	53,290	3,982
Teva Pharmaceutical Industries Ltd. ADR	21,150	983
United Therapeutics Corp. (b)(d)	18,300	1,787
UnitedHealth Group, Inc.	24,335	1,416
Volcano Corp. (b)	52,425	656
Wright Medical Group, Inc. (b)	24,135	704
Wyeth (e)	40,325	1,782
XenoPort, Inc. (b)	6,195	346
Xtent, Inc. (b)	28,855	285

		75,489

Insurance—2.1%
Cigna Corp.	32,340	1,738

Technology—6.3%
Applera Corp.—Applied Biosystems Group	19,385	658
Cerner Corp. (b)	14,120	796

	Shares	Value (000s)

Thermo Fisher Scientific, Inc. (b)(d)	67,225	$3,877

		5,331

Total Common Stock (cost—$76,531)		82,558

SHORT-TERM INVESTMENTS—14.7%
Collateral Invested for Securities on Loan (c)—11.3%
Allianz Dresdner Daily Asset Fund (f)	7,267,003	7,267

	Principal Amount (000s)
Goldman Sachs Group L.P., Series 2,
5.098% due 10/15/08 (a)	$1,000	1,000
Rabobank,
2.50% due 1/2/08	1,226	1,226

		9,493

Repurchase Agreement—3.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,801; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,856 including accrued interest (cost—$2,800)	2,800	2,800

Total Short-Term Investments (cost—$12,294)		12,293

OPTIONS PURCHASED (b)—0.3%
	Contracts
Call Options—0.1%
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08	923	74

Put Options—0.2%
Trimeris, Inc. (CBOE), strike price $10, expires 4/19/08	700	212

Total Options Purchased (cost—$417)		286

Total Investments (cost—$89,241)—113.5%		95,137

Liabilities in excess of other assets—(13.5)%		(11,327)

Net Assets—100.0%		$83,810

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $9,088; cash collateral of $9,368 was received with which the Fund purchased short-term investments.

(e) All or partial amount segregated as collateral for options written.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.4%
Australia—2.1%
Brambles Ltd.	83,325	$837
Westpac Capital Corp.	50,000	1,216

		2,053

Belgium—1.2%
InBev NV	14,000	1,164

Brazil—1.5%
Bovespa Holding S.A. (a)	75,000	1,445

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	787

China—0.6%
China Mobile Ltd.	32,000	557

Finland—2.4%
Nokia Oyj	34,000	1,306
Outotec Oyj	18,100	982

		2,288

France—12.2%
Arkema (a)	555	36
Capgemini S.A.	18,285	1,149
Companie Generale de Geophysique S.A. (a)	3,850	1,089
Electricite de France	9,650	1,149
Groupe Danone	21,300	1,909
Ipsen	16,530	997
L'Oreal S.A.	11,500	1,647
Pinault-Printemps-Redoute S.A.	7,370	1,184
Total S.A.	18,500	1,532
Vinci S.A.	14,800	1,094

		11,786

Germany—12.1%
BAYER AG	22,594	2,066
Commerzbank AG	24,000	913
Continental AG	8,000	1,047
DaimlerChrysler AG	10,500	1,018
Merck KGaA	9,500	1,228
SAP AG	33,604	1,730
Siemens AG	17,175	2,731
Software AG	11,000	975

		11,708

Hong Kong—3.0%
Cheung Kong Ltd.	53,000	969
CNOOC Ltd.	586,000	984
Li & Fung Ltd.	225,800	899

		2,852

India—1.9%
Bharti Airtel Ltd. (a)	41,395	1,029
ICICI Bank Ltd.	25,000	773

		1,802

Italy—1.3%
Unicredito Italiano SpA	156,448	1,287

Japan—17.9%
Asahi Glass Co., Ltd. (b)	63,000	833
East Japan Railway Co.	155	1,275
Fanuc Ltd.	10,800	1,047
Ibiden Co., Ltd.	11,400	788
Inpex Holdings, Inc.	90	977
Joyo Bank Ltd. (b)	168,000	939
Kuraray Co., Ltd.	71,000	856
Marubeni Corp.	120,000	841
Mitsui Fudosan Co., Ltd.	47,000	1,014
Mizuho Financial Group, Inc.	159	757

	Shares	Value (000s)

Nidec Corp.	13,300	$961
Nintendo Co., Ltd.	4,000	2,349
NTT Data Corp. (b)	234	1,036
Sharp Corp. (b)	69,000	1,231
Sumitomo Mitsui Financial Group, Inc. (b)	122	903
T&D Holdings, Inc.	12,500	636
Takeda Pharmaceutical Co., Ltd.	15,100	882

		17,325

Luxembourg—1.0%
Acergy S.A.	46,000	1,012

Netherlands—1.5%
Koninklijke (Royal) KPN NV	81,407	1,483

Singapore—1.5%
Raffles Education Corp. Ltd.	235,000	493
SembCorp Industries Ltd.	248,520	988

		1,481

South Korea—1.1%
Samsung Electronics Co., Ltd.	1,730	1,018

Spain—2.6%
Telefonica S.A.	77,000	2,496

Sweden—1.7%
Hennes & Mauritz AB, Ser. B	26,800	1,619

Switzerland—12.5%
ABB Ltd.	70,000	2,018
Holcim Ltd.	10,600	1,130
Lonza Group AG	10,700	1,294
Nestle S.A.	5,600	2,572
Novartis AG	37,400	2,045
Roche Holdings AG	10,730	1,855
Zurich Financial Services AG	4,000	1,174

		12,088

United Kingdom—18.5%
Barclays PLC	92,092	930
Diageo PLC	65,612	1,408
Inmarsat PLC	78,000	846
Lonmin PLC	15,000	919
Man Group PLC	92,925	1,055
Premier Foods PLC	185,000	756
Prudential PLC	116,000	1,633
Reckitt Benckiser Group PLC	27,125	1,576
Rio Tinto PLC	18,100	1,905
Serco Group PLC	96,600	889
Shire PLC	41,074	944
Smith & Nephew PLC	101,500	1,165
Vodafone Group PLC	433,097	1,626
Xstrata PLC	32,200	2,259

		17,911

Total Common Stock (cost—$75,886)		94,162

SHORT-TERM INVESTMENTS—7.4%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.8%
Bear Stearns Cos., Inc., 4.70% due 2/15/08	$1,000	1,000
Rabobank, 2.50% due 1/2/08	3,617	3,617

		4,617

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,504; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,553 including accrued interest (cost—$2,503)	$2,503	$2,503

Total Short-Term Investments (cost—$7,120)		7,120

Total Investments (cost—$83,006) (d)—104.8%		101,282

Liabilities in excess of other assets—(4.8)%		(4,671)

Net Assets—100.0%		$96,611

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,372; cash collateral of $4,617 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $91,930, representing 95.15% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments

RCM Technology Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—76.7%
Capital Goods—2.6%
ABB Ltd.	1,102,200	$31,778
Nidec Corp. (e)	126,775	9,160

		40,938

Chemicals—2.8%
Monsanto Co. (g)	245,490	27,419
Wacker Chemie AG	58,100	16,759

		44,178

Communications—2.1%
Focus Media Holding Ltd. ADR (c)(e)	579,630	32,929

Computers—0.2%
Innolux Display GDR (a)(c)	334,148	2,272

Consumer Discretionary—3.5%
GameStop Corp., Class A (c)	418,150	25,971
Nintendo Co., Ltd.	50,626	29,725

		55,696

Consumer Services—0.0%
Capita Group PLC	1,000	14

Consumer Staples—0.7%
Orkla ASA	588,745	11,272

Electronics—0.3%
Philips Electronics NV	125,395	5,361

Energy—7.0%
Cameron International Corp. (c)	2,000	96
First Solar, Inc. (c)	117,605	31,417
National-Oilwell Varco, Inc. (c)	1,000	74
Q-Cells AG (c)(e)	71,735	10,180
Renewable Energy Corp. AS (c)(e)	298,455	14,970
Schlumberger Ltd.	1,000	98
Sunpower Corp., Class A (c)(e)	171,844	22,407
Suntech Power Holdings Co., Ltd. ADR (c)(e)	374,055	30,792
Weatherford International Ltd. (c)	1,000	69

		110,103

Exchange-Traded Funds—0.1%
Powershares QQQ Trust	30,165	1,546

Materials & Processing—0.0%
Tenaris S.A. ADR	1,000	45

Semi-conductors—0.0%
Veeco Instruments, Inc. (c)	21,955	367

Technology—52.5%
Activision, Inc. (c)(g)	1,546,270	45,924
Alibaba.com Ltd. (c)	1,912,300	6,904
Apple, Inc. (c)(g)	330,071	65,380
Autodesk, Inc. (c)	416,835	20,742
Baidu.com ADR (c)(e)	64,505	25,182
BladeLogic, Inc. (c)(e)	101,235	2,993
Cerner Corp. (c)(g)	230,240	12,986
Chartered Semiconductor Manufacturing Ltd. (c)(e)	17,132,987	11,367
Citrix Systems, Inc. (c)	1,000	38
Cognizant Technology Solutions Corp. (c)	611,780	20,764
Ctrip.com International Ltd. ADR (g)	267,505	15,373
Dolby Laboratories, Inc., Class A (c)	315,072	15,665

	Shares	Value (000s)

EMC Corp. (c)(g)	1,413,970	$26,201
Energy Conversion Devices, Inc. (c)(e)	1,000	34
FormFactor, Inc. (c)(e)	1,000	33
Foundry Networks, Inc. (c)(e)	1,587,040	27,805
Google, Inc., Class A (c)(g)	63,520	43,923
Hewlett-Packard Co.	664,180	33,528
Intel Corp. (g)	2,537,152	67,640
International Rectifier Corp. (c)	1,000	34
Itron, Inc. (c)(e)	132,425	12,709
Juniper Networks, Inc. (c)(e)	166,225	5,519
Lenovo Group Ltd.	8,051,475	7,059
McAfee, Inc. (c)(g)	899,060	33,715
Microsoft Corp. (g)	1,668,780	59,409
National Semiconductor Corp. (e)	50,000	1,132
Network Appliance, Inc. (c)	148,140	3,698
Nuance Communications, Inc. (c)(e)	235,231	4,394
NVIDIA Corp. (c)(e)(g)	1,516,127	51,564
ON Semiconductor Corp. (c)(e)	1,048,561	9,311
Perfect World Co., Ltd. ADR (c)(e)	327,081	9,119
QUALCOMM, Inc.	992,750	39,065
Research In Motion Ltd. (c)	188,786	21,408
Riverbed Technology, Inc. (c)(e)(g)	1,024,955	27,407
Salesforce.com, Inc. (c)(e)(g)	309,270	19,388
Samsung Electronics Co., Ltd.	290	171
SanDisk Corp. (c)(e)	43,985	1,459
SINA Corp. (c)(e)	119,808	5,309
Sohu.com, Inc. (c)(e)	175,845	9,587
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,553,545	15,473
Telefonaktiebolaget LM Ericsson ADR	43,900	1,025
Tencent Holdings Ltd.	5,301,921	40,236
TomTom NV (c)(e)	53,790	4,063
Vmware, Inc., Class A (c)(e)	34,750	2,953
Yahoo!, Inc. (c)	26,145	608

		828,297

Telecommunications—4.9%
Amdocs Ltd. (c)	1,000	34
Bharti Airtel Ltd. (c)	351,005	8,723
Ciena Corp. (c)(e)	154,483	5,269
Cisco Systems, Inc. (c)(g)	318,655	8,626
NII Holdings, Inc., Class B (c)(e)	349,312	16,879
Nokia Corp. ADR (e)	735,625	28,241
Telefonica S.A. ADR (e)	39,630	3,868
Vodafone Group PLC ADR	156,695	5,848

		77,488

Total Common Stock (cost—$865,275)		1,210,506

WARRANTS (c)—1.2%
	Units
Financial Services—0.2%
Epistar Corp. (a)	474,000	2,032

Technology—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,400,305	16,060

Total Warrants (cost—$17,989)		18,092

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—30.7%
Collateral Invested for Securities on Loan (d)—13.6%
Allianz Dresdner Daily Asset Fund (f)	118,283,320	$118,283

	Principal Amount (000s)
Bayerische Landesbank, 4.962% due 9/23/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.097% due 10/15/08, FRN (a)	16,000	16,000
ING Bank NV, 4.50% due 1/2/08	55,000	55,000
Morgan Stanley, 4.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	2,344	2,344

		214,627

Repurchase Agreement—17.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270,461; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $150,010 including accrued interest; Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $46,995 including accrued interest; Federal Home Loan Bank, 5.125% due 9/10/10, valued at $52,500 including accrued interest; and Freddie Mac, 6.875% due 9/15/10, valued at $26,309 including accrued interest (cost—$270,402)	270,402	270,402

Total Short-Term Investments (cost—$485,029)		485,029

OPTIONS PURCHASED (c)—4.9%
	Contracts
Call Options—4.9%
Apple, Inc. (CBOE), strike price $95, expires 3/20/08	2,449	25,475
Cisco Systems, Inc. (CBOE), strike price $17.50, expires 1/19/08	3,374	3,290
strike price $30, expires 4/19/08	20,603	1,957
strike price $35, expires 1/17/09	5,811	848
Focus Media Holding Ltd. (CBOE), strike price $50, expires 1/19/08	3,903	2,771

30	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $490, expires 1/19/08	224	$4,693
strike price $520, expires 1/17/09	180	3,941
strike price $590, expires 1/17/09	166	2,849
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7,173	1,435
MEMC Electronic Materials, Inc. (CBOE), strike price $70, expires 4/19/08	1,350	3,064
Microsoft Corp. (CBOE), strike price $22.50, expires 1/19/08	6,652	8,781
strike price $32.50, expires 1/17/09	8,585	5,108
Network Appliance, Inc. (CBOE), strike price $30, expires 1/17/09	7,010	1,928
Salesforce.com, Inc. (CBOE), strike price $45, expires 1/19/08	2,581	4,581
strike price $55, expires 1/17/09	3,917	6,600

		77,321

Put Options—0.0%
Citrix Systems, Inc. (CBOE), strike price $35, expires 3/22/08	1,053	132

Total Options Purchased (cost—$31,639)		77,453

Total Investments before options written and securities sold short (cost—$1,399,932)—113.5%		1,791,080

OPTIONS WRITTEN (c)—(2.1)%
Call Options—(0.7)%
Apple, Inc. (CBOE), strike price $210, expires 4/19/08	3,300	(5,495)
Baidu.com, Inc. (CBOE), strike price $440, expires 1/19/08	322	(171)
Ciena Corp. (CBOE), strike price $45, expires 4/19/08	1,544	(100)
Citrix Systems, Inc. (CBOE), strike price $40, expires 3/22/08	1,053	(216)
Electronic Arts, Inc. (CBOE), strike price $65, expires 1/19/08	3,285	(17)
Gamestop Corp. (CBOE), strike price $65, expires 1/19/08	1,903	(247)
Nokia Corp. (CBOE), strike price $40, expires 4/19/08	5,160	(1,290)
Research In Motion Ltd. (CBOE), strike price $120, expires 3/22/08	1,486	(1,367)
strike price $125, expires 3/22/08	1,437	(1,063)
SINA Corp. (CBOE), strike price $50, expires 3/22/08	1,711	(385)

	Contracts	Value (000s)

Vodafone Group PLC (CBOE), strike price $30, expires 7/19/08	1,566	$(1,323)

		(11,674)

Put Options—(1.4)%
Apple, Inc. (CBOE), strike price $75, expires 3/20/08	3,078	(1)
strike price $80, expires 1/19/08	779	(1)
strike price $100, expires 1/19/08	1,154	(1)
strike price $105, expires 1/19/08	1,155	(4)
strike price $110, expires 1/19/08	517	(1)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	10,530	(1,886)
strike price $25, expires 1/19/08	4,690	(66)
strike price $25, expires 4/19/08	20,603	(1,937)
strike price $30, expires 1/17/09	5,811	(2,731)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	8,916	(1,382)
EMC Corp. (CBOE), strike price $20, expires 4/19/08	2,787	(691)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 1/19/08	3,581	(36)
strike price $35, expires 1/19/08	2,278	(11)
Google, Inc. (CBOE), strike price $430, expires 1/19/08	460	(2)
strike price $450, expires 1/19/08	171	(1)
strike price $450, expires 1/17/09	270	(359)
strike price $520, expires 1/17/09	83	(220)
Intel Corp. (CBOE), strike price $17.50, expires 1/19/08	10,028	(10)
strike price $20, expires 1/19/08	8,608	(9)
MEMC Electronic Materials, Inc. (CBOE), strike price $60, expires 4/19/08	1,928	(255)
Microsoft Corp. (CBOE), strike price $27.50, expires 1/19/08	10,873	(11)
strike price $27.50, expires 1/17/09	4,389	(364)
strike price $29, expires 1/16/09	8,585	(938)
strike price $32.50, expires 1/17/09	5,539	(1,052)
Network Appliance, Inc. (CBOE), strike price $22.50, expires 1/17/09	3,505	(1,008)
strike price $25, expires 1/17/09	3,505	(1,402)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	6,437	(2,156)

	Contracts	Value (000s)

NVIDIA Corp. (CBOE), strike price $27.5625, expires 1/19/08	5,191	$(26)
strike price $40, expires 1/17/09	2,602	(1,262)
ON Semiconductor Corp. (CBOE), strike price $7.50, expires 1/16/09	8,516	(804)
strike price $7.50, expires 1/17/09	9,374	(891)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/19/08	5,692	(74)
Research In Motion Ltd. (CBOE), strike price $83.30, expires 3/22/08	2,923	(497)
SAIC, Inc. (CBOE), strike price $17.50, expires 1/19/08	2,277	(17)
Salesforce.com, Inc. (CBOE), strike price $35, expires 1/19/08	2,682	(13)
strike price $37.50, expires 1/18/08	2,581	(2)
strike price $45, expires 1/17/09	3,917	(1,645)

		(21,766)

Total Options Written (premiums received—$56,532)		(33,440)

SECURITIES SOLD SHORT (c)—(3.8)%
	Shares
Building/Construction—(0.0)%
Aker Kvaerner ASA	1,000	(26)

Consumer Services—(0.3)%
Accenture Ltd., Class A	149,250	(5,377)

Electronics—(0.8)%
Flextronics International Ltd. (c)	1,046,520	(12,621)

Exchange-Traded Funds—(1.3)%
iShares Russell 2000 Index Fund	256,795	(19,496)

Information Technology—(0.2)%
Seagate Technology, Inc.	122,555	(3,121)

Technology—(1.2)%
Advanced Micro Devices, Inc. (c)	2,124,570	(15,934)
MEMC Electronic Materials, Inc. (c)	26,735	(2,366)
Texas Instruments, Inc.	23,262	(777)

		(19,077)

Total Securities Sold Short (proceeds—$65,718)		(59,718)

Total Investments net of options written and securities sold short (cost—$1,277,682) (b)—107.6%		1,697,922

Other liabilities in excess of other assets—(7.6%)		(120,069)

Net Assets—100.0%		$1,577,853

12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these Securities are not considered to be illiquid.

(b) Securities with an aggregate value of $195,452 representing 12.39% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $206,899; cash collateral of $214,627 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

(g) All or partial amount segregated as collateral for options written.

(h) Illiquid security.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
GDR—Global Depositary Receipt

32	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.06	Allianz Funds Semiannual Report	33

Statements of Assets and Liabilities

December 31, 2007 (unaudited)

Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$228,365	$60,279	$681,057	$484,532
Investments in Affiliates, at value	—	—	—	85,971
Repurchase agreements, at value	27,702	—	—	—
Cash	3,532	1	1	—
Foreign currency, at value	492	3	367	769
Security lending interest receivable (net)	—	—	14	47
Receivable for investments sold	4	4	—	—
Receivable for Fund shares sold	6,350	589	2,057	1,620
Dividends and interest receivable (net of foreign taxes)	177	48	1,077	980
Receivable from Adviser	170	—	—	—
	266,792	60,924	684,573	573,919

Liabilities:
Payable for investments purchased	16,309	1,291	4	—
Payable for securities sold short	—	—	—	—
Payable to custodian from cash overdraft	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	269	39	7,195	2,456
Payable for collateral for securities on loan	—	—	50,503	108,962
Dividends payable	—	—	—	—
Investment advisory fees payable	167	32	305	331
Administration fees payable	100	22	286	213
Distribution fees payable	11	23	109	96
Servicing fees payable	28	11	99	80
Payable for organization expense	173	—	—	—
Payable to securities lending agent	—	—	—	—
Recoupment from Adviser	—	—	—	—
Other liabilities	—	—	—	149
	17,057	1,418	58,501	112,287
Net Assets	$249,735	$59,506	$626,072	$461,632

Net Assets Consist of:
Paid-in-capital	$228,596	$52,567	$625,094	$399,154
Undistributed (dividends in excess of) net investment income	(292)	(84)	(147)	(1,124)
Accumulated net realized gain (loss)	(6,904)	221	(19,804)	3,753
Net unrealized appreciation of investments, options written and foreign currency transactions	28,335	6,802	20,929	59,849
	$249,735	$59,506	$626,072	$461,632

Net Assets:
Class A	$63,109	$16,469	$280,922	$139,370
Class B	—	25,437	—	51,315
Class C	19,508	14,327	178,592	109,378
Other Classes	167,118	3,273	166,558	161,569

Shares Issued and Outstanding:
Class A	1,870	837	13,399	8,713
Class B	—	1,356	—	3,341
Class C	584	762	8,630	7,169
Other Classes	4,938	165	7,888	10,022

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$33.75	$19.68	$20.97	$16.00
Class B	—	18.76	—	15.36
Class C	33.41	18.81	20.69	15.26

Cost of Investments	$200,030	$53,477	$628,833	$424,551
Cost of Investments in Affiliates	$—	$—	$—	$85,971
Cost of Repurchase Agreement	$27,702	$—	$—	$—
Cost of Foreign Currency	$492	$3	$361	$766
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$1,101,889	$111,524	$50,612	$304,392	$87,870	$101,282	$1,402,395
192,044	26,858	—	51,157	7,267	—	118,283
—	—	—	—	—	—	270,402
—	1	—	—	1	—	4,173
—	—	39	1,119	—	5	—
71	26	—	33	3	1	127
3,227	1,784	—	2,698	1,623	—	202,570
7,726	576	770	341	333	335	7,958
2,924	1	17	144	65	64	253
—	—	—	—	—	—	—
1,307,881	140,770	51,438	359,884	97,162	101,687	2,006,161

—	3,631	1,088	1,971	2,454	245	110,720
—	—	—	—	—	—	59,718
—	—	—	—	—	—	630
—	1,117	—	—	—	—	33,440
3,370	708	57	1,520	91	68	7,011
238,617	32,672	—	65,513	9,494	4,617	214,627
—	—	—	—	—	—	69
492	68	25	233	51	38	1,108
469	34	17	113	34	44	480
158	6	7	61	7	36	159
184	21	7	52	17	17	203
—	—	—	—	—	—	—
—	—	—	345	1,204	—	—
—	—	1	—	—	—	—
—	—	—	—	—	11	143
243,290	38,257	1,202	69,808	13,352	5,076	428,308
$1,064,591	$102,513	$50,236	$290,076	$83,810	$96,611	$1,577,853

$1,009,353	$442,485	$40,976	$249,951	$90,481	$181,731	$1,305,782
724	(738)	(72)	(2,032)	(377)	(424)	(5,209)
21,046	(344,377)	(475)	(3,302)	(12,190)	(102,962)	(142,822)
33,468	5,143	9,807	45,459	5,896	18,266	420,102
$1,064,591	$102,513	$50,236	$290,076	$83,810	$96,611	$1,577,853

$610,009	$9,893	$21,857	$97,624	$10,909	$21,765	$523,282
—	3,739	—	49,641	5,827	17,959	57,086
273,968	5,615	11,756	52,591	5,590	44,738	197,359
180,614	83,266	16,623	90,220	61,484	12,149	800,126

23,155	385	941	3,224	442	1,377	10,350
—	152	—	1,713	247	1,157	1,183
10,443	228	513	1,815	237	2,863	4,092
6,828	3,240	712	2,951	2,493	757	15,640

$26.34	$25.71	$23.23	$30.28	$24.67	$15.81	$50.56
—	24.59	—	28.98	23.59	15.52	48.25
26.23	24.59	22.91	28.97	23.60	15.62	48.23

$1,068,423	$106,792	$40,806	$258,919	$81,974	$83,006	$1,011,247
$192,044	$26,858	$—	$51,157	$7,267	$—	$118,283
$—	$—	$—	$—	$—	$—	$270,402
$—	$—	$38	$1,123	$—	$5	$—
$—	$1,528	$—	$—	$—	$—	$56,532
$—	$—	$—	$—	$—	$—	$65,718

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	35

Statements of Operations

For the six months ended December 31, 2007 (unaudited)
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$241	$43	$391	$481
Dividends, net of foreign withholding taxes	1,158	411	6,513	3,424
Security lending income (net)	—	—	115	268
Miscellaneous income	6	—	—	2
Total Income	1,405	454	7,019	4,175

Expenses:
Investment advisory fees	713	186	2,104	2,093
Administration fees	417	133	1,978	1,350
Distribution fees — Class B	—	88	—	195
Distribution fees — Class C	43	50	745	409
Servicing fees — Class A	49	18	428	175
Servicing fees — Class B	—	29	—	65
Servicing fees — Class C	14	17	248	136
Distribution and/or servicing fees — Other Classes	38	3	31	130
Dividends on securities sold short	—	—	—	—
Trustees’ fees	6	2	29	19
Interest expense	—	—	32	1
Miscellaneous expense	4	—	—	—
Total Expenses	1,284	526	5,595	4,573
Net Investment Income (Loss)	121	(72)	1,424	(398)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,878	1,549	8,845	44,864
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(364)	15	32	237
Payments from Affiliates	—	—	—	31
Net change in unrealized appreciation/depreciation of:
Investments	3,930	628	(51,300)	(36,936)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	12	—	9	(33)
Net Realized and Change in Unrealized Gain (Loss)	14,456	2,192	(42,414)	8,163
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$14,577	$2,120	$(40,990)	$7,765

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$1,152	$36	$46	$198	$55	$17	$3,946
26,230	29	119	718	249	417	1,776
421	85	—	230	20	2	716
4	1	—	11	—	—	20
27,807	151	165	1,157	324	436	6,458

2,420	473	108	1,555	327	234	6,320
2,323	229	70	753	218	274	2,775
—	16	—	206	22	63	231
823	23	28	212	20	164	706
578	13	15	126	15	27	576
—	5	—	69	7	21	77
274	8	9	71	7	55	235
61	117	3	82	80	2	357
—	—	—	—	—	—	333
31	5	1	13	4	4	56
—	—	—	20	1	2	9
—	—	1	—	—	—	—
6,510	889	235	3,107	701	846	11,675
21,297	(738)	(70)	(1,950)	(377)	(410)	(5,217)

44,394	14,179	354	4,050	2,019	6,202	124,166
—	(800)	—	—	40	—	(36,271)
—	—	—	—	—	—	(11,921)
19	—	10	(73)	—	27	324
—	—	—	—	—	—	—

(33,901)	(8,769)	5,714	(19,909)	1,354	(2,807)	101,069
—	415	—	—	3	—	10,920
—	—	—	—	—	—	11,557
1	—	1	(9)	—	(5)	143
10,513	5,025	6,079	(15,941)	3,416	3,417	199,987
$31,810	$4,287	$6,009	$(17,891)	$3,039	$3,007	$194,770

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$121	$(37)	$(72)	$(206)	$1,424	$7,100
Net realized gain on investments, options written, securities sold short and foreign currency transactions	10,514	5,667	1,564	4,424	8,877	70,685
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	3,942	16,411	628	5,073	(51,291)	46,296
Net increase (decrease) resulting from investment operations	14,577	22,041	2,120	9,291	(40,990)	124,081

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(76)	—	—	—	(3,859)	(1,113)
Class C	(1)	—	—	—	(1,312)	(4)
Other Classes	(268)	(36)	—	—	(2,968)	(982)
Class II — (Liquidated)	—	(28)	—	—	—	—
Net realized capital gains
Class A	(2,565)	—	(1,372)	(652)	(42,837)	(10,715)
Class B	—	—	(2,360)	(976)	—	—
Class C	(760)	—	(1,277)	(613)	(26,767)	(5,395)
Other Classes	(6,596)	(507)	(272)	(56)	(23,111)	(6,225)
Class II — (Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,266)	(898)	(5,281)	(2,297)	(100,854)	(24,434)

Fund Share Transactions:
Shares sold
Class A	52,022	14,786	4,330	4,228	50,544	209,940
Class B	—	—	5,657	7,160	—	—
Class C	16,752	4,167	2,795	3,173	26,173	107,923
Other Classes	129,192	33,029	1,922	1,078	53,115	94,878
Class II — (Liquidated)	—	7	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	1,857	—	1,235	589	37,694	8,645
Class B	—	—	1,887	758	—	—
Class C	568	—	1,005	482	21,313	4,252
Other Classes	6,796	543	268	56	25,398	7,165
Class II — (Liquidated)	—	354	—	—	—	—
Cost of shares redeemed
Class A	(9,024)	(432)	(1,825)	(3,868)	(122,668)	(53,496)
Class B	—	—	(2,202)	(3,904)	—	—
Class C	(2,461)	(278)	(1,477)	(2,836)	(29,753)	(19,742)
Other Classes	(34,715)	(9,917)	(381)	(470)	(32,694)	(81,066)
Class II — (Liquidated)	—	(14,699)	—	—	—	—
Net increase (decrease) from Fund share transactions	160,987	27,560	13,214	6,446	29,122	278,499
Fund Redemption Fees	168	5	2	—	15	27
Total Increase (Decrease) in Net Assets	165,466	48,708	10,055	13,440	(112,707)	378,173

Net Assets:
Beginning of period	84,269	35,561	49,451	36,011	738,779	360,606
End of period*	$249,735	$84,269	$59,506	$49,451	$626,072	$738,779
* Including undistributed (dividends in excess of) net investment income of:	$(292)	$(68)	$(84)	$(12)	$(147)	$6,568

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$(398)	$(1,408)	$21,297	$4,254	$(738)	$(2,001)	$(70)	$(48)	$(1,950)	$(1,479)
45,101	22,370	44,413	15,910	13,379	156	364	396	3,977	20,500
31	—	—	—	—	—	—	—	—	—
(36,969)	78,103	(33,900)	65,734	(8,354)	13,301	5,715	2,954	(19,918)	32,429
7,765	99,065	31,810	85,898	4,287	11,456	6,009	3,302	(17,891)	51,450

—	—	(12,810)	(2,551)	—	—	—	(4)	—	—
—	—	(4,175)	(1,014)	—	—	—	(2)	—	—
—	—	(4,194)	(453)	—	—	—	(1)	—	—
—	—	—	—	—	—	—	—	—	—

(17,248)	(6,390)	(22,155)	(1,452)	—	—	(495)	(224)	(8,022)	—
(6,606)	(2,699)	—	—	—	—	—	—	(4,273)	—
(13,937)	(5,401)	(9,991)	(825)	—	—	(288)	(141)	(4,514)	—
(19,618)	(5,784)	(6,590)	(172)	—	—	(405)	(498)	(7,526)	—
—	—	—	—	—	—	—	—	—	—
(57,409)	(20,274)	(59,915)	(6,467)	—	—	(1,188)	(870)	(24,335)	—

33,925	53,995	351,978	211,253	1,929	4,308	17,597	4,646	21,615	32,103
9,543	13,662	—	—	120	348	—	—	3,370	11,241
23,406	31,179	124,871	101,330	926	1,350	6,939	4,337	6,786	17,742
38,577	92,787	145,495	37,160	717	2,503	6,811	565	17,801	54,463
—	—	—	—	—	—	—	—	—	—

12,227	4,251	20,251	3,041	—	—	440	217	6,767	—
4,717	1,878	—	—	—	—	—	—	3,569	—
6,188	2,220	9,030	1,285	—	—	246	142	3,648	—
19,293	5,668	10,605	612	—	—	398	492	7,315	—
—	—	—	—	—	—	—	—	—	—

(24,915)	(29,876)	(45,305)	(25,599)	(2,165)	(8,226)	(3,448)	(1,513)	(15,085)	(23,149)
(6,043)	(10,421)	—	—	(745)	(2,610)	—	—	(7,041)	(13,044)
(10,998)	(18,400)	(11,323)	(8,485)	(980)	(3,280)	(1,067)	(1,330)	(6,976)	(11,024)
(30,664)	(29,751)	(16,552)	(2,786)	(16,651)	(63,784)	(672)	(85)	(19,134)	(25,387)
—	—	—	—	—	—	—	—	—	—
75,256	117,192	589,050	317,811	(16,849)	(69,391)	27,244	7,471	22,635	42,945
33	42	46	38	3	1	43	3	7	17
25,645	196,025	560,991	397,280	(12,559)	(57,934)	32,108	9,906	(19,584)	94,412

435,987	239,962	503,600	106,320	115,072	173,006	18,128	8,222	309,660	215,248
$461,632	$435,987	$1,064,591	$503,600	$102,513	$115,072	$50,236	$18,128	$290,076	$309,660
$(1,124)	$(726)	$724	$606	$(738)	$—	$(72)	$(2)	$(2,032)	$(82)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(377)	$(491)	$(410)	$366	$(5,217)	$(11,580)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	2,059	6,962	6,229	6,827	76,298	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	1,357	5,472	(2,812)	9,680	123,689	133,714
Net increase resulting from investment operations	3,039	11,943	3,007	16,873	194,770	266,264

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	(218)	(166)	—	—
Class B	—	—	(72)	(47)	—	—
Class C	—	—	(112)	(109)	—	—
Other Classes	—	—	(156)	(96)	—	—
Net realized capital gains
Class A	—	—	—	—	(18,792)	—
Class B	—	—	—	—	(2,154)	—
Class C	—	—	—	—	(7,480)	—
Other Classes	—	—	—	—	(28,414)	—
Total Dividends and Distributions to Shareholders	—	—	(558)	(418)	(56,840)	—

Fund Share Transactions:
Shares sold
Class A	817	2,428	3,320	5,134	137,698	111,820
Class B	255	575	3,930	5,619	5,457	2,125
Class C	820	768	3,165	4,509	15,950	6,415
Other Classes	1,299	3,792	3,574	3,260	231,535	126,170
Issued in reinvestment of dividends and distributions
Class A	—	—	187	144	15,916	—
Class B	—	—	56	38	1,807	—
Class C	—	—	97	95	6,222	—
Other Classes	—	—	152	94	27,726	—
Cost of shares redeemed
Class A	(2,202)	(6,709)	(3,957)	(5,006)	(59,106)	(135,695)
Class B	(800)	(3,222)	(2,692)	(4,932)	(23,299)	(71,359)
Class C	(953)	(3,379)	(4,796)	(7,021)	(17,904)	(63,433)
Other Classes	(7,635)	(30,450)	(2,066)	(4,118)	(107,489)	(270,617)
Net increase (decrease) from Fund share transactions	(8,399)	(36,197)	970	(2,184)	234,513	(294,574)
Fund Redemption Fees	—	1	—	1	168	105
Total Increase (Decrease) in Net Assets	(5,360)	(24,253)	3,419	14,272	372,611	(28,205)

Net Assets:
Beginning of period	89,170	113,423	93,192	78,920	1,205,242	1,233,447
End of period*	$83,810	$89,170	$96,611	$93,192	$1,577,853	$1,205,242
* Including undistributed (dividends in excess of) net investment income of:	$(377)	$—	$(424)	$544	$(5,209)	$8

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class A
12/31/2007+	$30.45	$0.00	(f)	$4.80	$4.80	$(0.04)
8/21/2006 - 6/30/2007	20.13	(0.06)		10.38	10.32	—
Class C
12/31/2007+	$30.25	$(0.13)		$4.75	$4.62	$(0.00	)(f)
8/21/2006 - 6/30/2007	20.13	(0.22)		10.34	10.12	—
NACM Global Fund
Class A
12/31/2007+	$20.66	$0.03		$0.93	$0.96	$—
6/30/2007	17.47	0.00	(f)	4.21	4.21	—
6/30/2006	15.43	0.03		2.69	2.72	—
6/30/2005	14.23	0.00	(f)	1.80	1.80	—
6/30/2004	11.71	(0.03)		3.49	3.46	—
7/19/2002 - 6/30/2003	10.00	(0.06)		1.80	1.74	(0.03)
Class B
12/31/2007+	$19.84	$(0.05)		$0.91	$0.86	$—
6/30/2007	16.94	(0.13)		4.05	3.92	—
6/30/2006	15.09	(0.09)		2.62	2.53	—
6/30/2005	14.03	(0.10)		1.76	1.66	—
6/30/2004	11.64	(0.14)		3.47	3.33	—
7/19/2002 - 6/30/2003	10.00	(0.12)		1.79	1.67	(0.03)
Class C
12/31/2007+	$19.89	$(0.05)		$0.91	$0.86	$—
6/30/2007	16.98	(0.13)		4.06	3.93	—
6/30/2006	15.13	(0.11)		2.64	2.53	—
6/30/2005	14.05	(0.10)		1.78	1.68	—
6/30/2004	11.66	(0.15)		3.48	3.33	—
7/19/2002 - 6/30/2003	10.00	(0.12)		1.78	1.66	—
NACM International Fund
Class A
12/31/2007+	$26.08	$0.07		$(1.44)	$(1.37)	$(0.28)
6/30/2007	21.84	0.34		4.98	5.32	(0.10)
6/30/2006	16.24	0.34		5.92	6.26	(0.15)
10/29/2004 - 6/30/2005	14.81	0.32		1.20	1.52	(0.09)
Class C
12/31/2007+	$25.75	$(0.03)		$(1.42)	$(1.45)	$(0.15)
6/30/2007	21.65	0.17		4.91	5.08	(0.00	)(f)
6/30/2006	16.17	0.19		5.89	6.08	(0.09)
10/29/2004 - 6/30/2005	14.81	0.27		1.17	1.44	(0.08)
NACM Pacific Rim Fund
Class A
12/31/2007+	$17.76	$0.00	(f)	$0.44	$0.44	$—
6/30/2007	14.08	(0.03)		4.78	4.75	—
6/30/2006	9.97	0.00	(f)	4.58	4.58	(0.04)
6/30/2005	9.23	0.01		0.86	0.87	—
6/30/2004	6.28	(0.03)		2.94	2.91	—
7/31/2002 - 6/30/2003	6.86	0.02		(0.60)	(0.58)	—
Class B
12/31/2007+	$17.20	$(0.06)		$0.42	$0.36	$—
6/30/2007	13.77	(0.15)		4.65	4.50	—
6/30/2006	9.80	(0.10)		4.50	4.40	(0.00	)(f)
6/30/2005	9.14	(0.06)		0.85	0.79	—
6/30/2004	6.26	(0.10)		2.94	2.84	—
7/31/2002 - 6/30/2003	6.86	(0.00	)(f)	(0.60)	(0.60)	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(f)	Less than $0.01 per share.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.

42	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.50)	$(1.54)	$0.04		$33.75		15.87%		$63,109	1.74	%*	0.01	%*	71%
—	—	0.00	(f)	30.45		51.95		16,359	1.88	(k)*	(0.27	)*	77

$(1.50)	$(1.50)	$0.04		$33.41		15.37%		$19,508	2.49	%*	(0.76	)%*	71%
—	—	0.00	(f)	30.25		51.00		4,407	2.64	(l)*	(0.98	)*	77

$(1.94)	$(1.94)	$0.00	(f)	$19.68		4.54%		$16,469	1.46	%*	0.24	%*	36%
(1.02)	(1.02)	0.00	(f)	20.66		24.75		13,501	1.46		(0.01)		102
(0.68)	(0.68)	0.00	(f)	17.47		17.85		10,485	1.47	(g)	0.20		114
(0.61)	(0.61)	0.01		15.43		12.87		3,701	1.57	(e)	0.01		148
(0.95)	(0.95)	0.01		14.23		30.48		1,421	1.56		(0.21)		203
—	(0.03)	—		11.71		17.48		61	1.55	*(b)	(0.56	)*	260

$(1.94)	$(1.94)	$0.00	(f)	$18.76		4.16%		$25,437	2.21	%*	(0.50	)%*	36%
(1.02)	(1.02)	0.00	(f)	19.84		23.85		21,545	2.21		(0.70)		102
(0.68)	(0.68)	0.00	(f)	16.94		16.98		14,627	2.22	(h)	(0.52)		114
(0.61)	(0.61)	0.01		15.09		12.04		4,098	2.31	(e)	(0.71)		148
(0.95)	(0.95)	0.01		14.03		29.51		1,361	2.31		(1.06)		203
—	(0.03)	—		11.64		16.69		40	2.30	*(c)	(1.18	)*	260

$(1.94)	$(1.94)	$0.00	(f)	$18.81		4.21%		$14,327	2.21	%*	(0.50	)%*	36%
(1.02)	(1.02)	0.00	(f)	19.89		23.79		12,756	2.21		(0.73)		102
(0.68)	(0.68)	—		16.98		16.93		10,123	2.22	(h)	(0.64)		114
(0.61)	(0.61)	0.01		15.13		12.16		4,831	2.32	(e)	(0.71)		148
(0.95)	(0.95)	0.01		14.05		29.45		1,369	2.31		(1.09)		203
—	—	—		11.66		16.61		79	2.30	*(d)	(1.15	)*	260

$(3.46)	$(3.74)	$0.00	(f)	$20.97		(5.40)%		$280,922	1.46	%*	0.57	%*	98%
(0.98)	(1.08)	0.00	(f)	26.08		24.88		382,549	1.49		1.42		166
(0.51)	(0.66)	0.00	(f)	21.84		39.18		168,092	1.47		1.61		152
—	(0.09)	—		16.24		10.30		16,358	1.45	*	3.02	*	107

$(3.46)	$(3.61)	$0.00	(f)	$20.69		(5.81)%		$178,592	2.21	%*	(0.22	)%*	98%
(0.98)	(0.98)	0.00	(f)	25.75		23.94		200,824	2.24		0.70		166
(0.51)	(0.60)	0.00	(f)	21.65		38.19		84,052	2.22		0.91		152
—	(0.08)	—		16.17		9.77		8,844	2.20	*	2.49	*	107

$(2.20)	$(2.20)	$0.00	(f)	$16.00	(m)	2.23	%(m)	$139,370	1.76	%*	0.03	%*	45%
(1.07)	(1.07)	0.00	(f)	17.76		35.33		132,890	1.76		(0.23)		62
(0.44)	(0.48)	0.01		14.08	(i)	46.50	(i)	79,631	1.77		0.02		96
(0.13)	(0.13)	—		9.97		9.49		23,351	1.94	(e)	0.10		101
—	—	0.04		9.23		46.97		18,824	1.87		(0.33)		118
—	—	—		6.28		(8.45)		168	1.89	*	0.29	*	264

$(2.20)	$(2.20)	$0.00	(f)	$15.36	(n)	1.83	%(n)	$51,315	2.51	%*	(0.71	)%*	45%
(1.07)	(1.07)	0.00	(f)	17.20		34.27		48,908	2.51		(0.98)		62
(0.44)	(0.44)	0.01		13.77	(j)	45.39	(j)	34,395	2.52		(0.73)		96
(0.13)	(0.13)	—		9.80		8.70		9,844	2.69	(e)	(0.61)		101
—	—	0.04		9.14		46.01		7,101	2.61		(1.09)		118
—	—	—		6.26		(8.75)		79	2.64	*	(0.08	)*	264
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.
(k)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%
(l)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%
(m)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $16.00 and 2.23%, respectively.
(n)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.36 and 1.83%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	43

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Pacific Rim Fund (cont.)
Class C
12/31/2007+	$17.10	$(0.06)	$0.42	$0.36	$—
6/30/2007	13.69	(0.15)	4.63	4.48	—
6/30/2006	9.75	(0.10)	4.47	4.37	(0.00	)(d)
6/30/2005	9.09	(0.06)	0.85	0.79	—
6/30/2004	6.23	(0.10)	2.92	2.82	—
7/31/2002 - 6/30/2003	6.86	(0.05)	(0.58)	(0.63)	—
NFJ International Value Fund
Class A
12/31/2007+	$26.51	$0.76	$0.70	$1.46	$(0.59)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)
3/31/2005 - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)
Class C
12/31/2007+	$26.34	$0.60	$0.75	$1.35	$(0.42)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)
3/31/2005 - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)
RCM Biotechnology Fund
Class A
12/31/2007+	$24.87	$(0.16)	$1.00	$0.84	$—
6/30/2007	23.30	(0.32)	1.89	1.57	—
6/30/2006	24.60	(0.35)	(0.95)	(1.30)	—
6/30/2005	25.68	(0.35)	(0.74)	(1.09)	—
6/30/2004	21.24	(0.38)	4.81	4.43	—
6/30/2003	15.97	(0.26)	5.53	5.27	—
Class B
12/31/2007+	$23.87	$(0.25)	$0.97	$0.72	$—
6/30/2007	22.54	(0.48)	1.81	1.33	—
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	—
6/30/2005	25.21	(0.52)	(0.72)	(1.24)	—
6/30/2004	21.02	(0.55)	4.73	4.18	—
6/30/2003	15.92	(0.38)	5.48	5.10	—
Class C
12/31/2007+	$23.88	$(0.25)	$0.96	$0.71	$—
6/30/2007	22.54	(0.48)	1.82	1.34	—
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	—
6/30/2005	25.22	(0.52)	(0.73)	(1.25)	—
6/30/2004	21.02	(0.55)	4.74	4.19	—
6/30/2003	15.92	(0.39)	5.49	5.10	—
RCM Global Resources Fund
Class A
12/31/2007+	$19.59	$(0.04)	$4.26	$4.22	$—
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)
3/31/2006 - 6/30/2006	16.42	0.00 (d)	0.64	0.64	—
Class C
12/31/2007+	$19.39	$(0.12)	$4.22	$4.10	$—
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)
3/31/2006 - 6/30/2006	16.42	(0.03)	0.64	0.61	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(2.20)	$(2.20)	$0.00	(d)	$15.26	(k)	1.85	%(k)	$109,378	2.51	%*	(0.72)%*	45%
(1.07)	(1.07)	0.00	(d)	17.10		34.33		102,990	2.51		(0.99)	62
(0.44)	(0.44)	0.01		13.69	(g)	45.31	(g)	68,962	2.52		(0.73)	96
(0.13)	(0.13)	—		9.75		8.75		17,268	2.69	(h)	(0.62)	101
—	—	0.04		9.09		45.91		12,661	2.61		(1.11)	118
—	—	—		6.23		(9.18)		141	2.64	*	(1.03)*	264

$(1.04)	$(1.63)	$0.00	(d)	$26.34		5.52%		$610,009	1.44	%*	5.48%*	15%
(0.27)	(0.61)	0.00	(d)	26.51		41.29		299,476	1.46		2.09	26
(0.15)	(0.36)	0.01		19.28		28.12		64,699	1.48		2.65	25
—	(0.10)	—		15.36		1.62		1,009	1.34	*(c)	3.51 *	61

$(1.04)	$(1.46)	$0.00	(d)	$26.23		5.13%		$273,968	2.19	%*	4.40%*	15%
(0.27)	(0.49)	0.00	(d)	26.34		40.19		156,470	2.21		1.36	26
(0.15)	(0.29)	0.01		19.20		27.14		35,186	2.22		2.01	25
—	(0.09)	—		15.35		1.52		351	2.03	*(c)	3.07 *	61

$—	$—	$0.00	(d)	$25.71		3.38%		$9,893	1.49	%*	(1.22)%*	134%
—	—	0.00	(d)	24.87		6.74		9,768	1.54	(j)	(1.28)	60
—	—	0.00	(d)	23.30	(e)	(5.29	)(e)	12,855	1.57		(1.36)	147
—	—	0.01		24.60		(4.21)		14,849	1.60	(b)	(1.44)	139
—	—	0.01		25.68		20.90		13,877	1.61		(1.58)	121
—	—	—		21.24		33.00		4,616	1.61		(1.45)	145

$—	$—	$0.00	(d)	$24.59		3.02%		$3,739	2.24	%*	(1.97)%*	134%
—	—	0.00	(d)	23.87		5.95		4,214	2.29	(j)	(2.03)	60
—	—	0.00	(d)	22.54	(i)	(6.05	)(i)	6,103	2.32		(2.11)	147
—	—	0.01		23.98		(4.88)		7,896	2.35	(b)	(2.20)	139
—	—	0.01		25.21		19.93		8,215	2.36		(2.32)	121
—	—	—		21.02		32.04		1,949	2.36		(2.20)	145

$—	$—	$0.00	(d)	$24.59		2.97%		$5,615	2.24	%*	(1.97)%*	134%
—	—	0.00	(d)	23.88		5.95		5,525	2.29	(j)	(2.03)	60
—	—	0.00	(d)	22.54	(f)	(6.01	)(f)	7,013	2.32		(2.11)	147
—	—	0.01		23.98		(4.92)		8,422	2.35	(b)	(2.20)	139
—	—	0.01		25.22		19.98		9,248	2.36		(2.32)	121
—	—	—		21.02		32.04		3,935	2.36		(2.19)	145

$(0.61)	$(0.61)	$0.03		$23.23		21.76%		$21,857	1.45	%*	(0.36)%*	20%
(1.33)	(1.35)	0.01		19.59		24.30		5,327	1.47		(0.47)	111
—	—	0.00	(d)	17.06		3.90		1,290	1.45	*	0.03 *	128

$(0.61)	$(0.61)	$0.03		$22.91		21.37%		$11,756	2.20	%*	(1.13)%*	20%
(1.33)	(1.35)	0.01		19.39		23.30		4,525	2.22		(1.23)	111
—	—	0.00	(d)	17.03		3.71		736	2.20	*	(0.71)*	128
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.05)%, respectively.
(j)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.26 and 1.85%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	45

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Global Small-Cap Fund
Class A
12/31/2007+	$34.78	$(0.18)	$(1.66)	$(1.84)	$—
6/30/2007	27.88	(0.12)	7.02	6.90	—
6/30/2006	22.48	(0.14)	5.53	5.39	—
6/30/2005	19.63	(0.08)	2.92	2.84	—
6/30/2004	13.55	(0.11)	6.18	6.07	—
6/30/2003	13.24	(0.09)	0.40	0.31	—
Class B
12/31/2007+	$33.53	$(0.29)	$(1.60)	$(1.89)	$—
6/30/2007	27.08	(0.34)	6.79	6.45	—
6/30/2006	21.99	(0.33)	5.41	5.08	—
6/30/2005	19.35	(0.23)	2.86	2.63	—
6/30/2004	13.45	(0.23)	6.12	5.89	—
6/30/2003	13.20	(0.17)	0.42	0.25	—
Class C
12/31/2007+	$33.52	$(0.29)	$(1.60)	$(1.89)	$—
6/30/2007	27.07	(0.34)	6.79	6.45	—
6/30/2006	21.98	(0.34)	5.42	5.08	—
6/30/2005	19.34	(0.25)	2.88	2.63	—
6/30/2004	13.44	(0.24)	6.13	5.89	—
6/30/2003	13.19	(0.17)	0.42	0.25	—
RCM Healthcare Fund
Class A
12/31/2007+	$23.82	$(0.09)	$0.94	$0.85	$—
6/30/2007	21.23	(0.09)	2.68	2.59	—
6/30/2006	21.19	(0.11)	0.15	0.04	—
6/30/2005	20.80	(0.05)	0.44	0.39	—
6/30/2004	18.64	(0.18)	2.34	2.16	—
6/30/2003	16.24	(0.14)	2.54	2.40	—
Class B
12/31/2007+	$22.86	$(0.18)	$0.91	$0.73	$—
6/30/2007	20.53	(0.25)	2.58	2.33	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.41	(0.21)	0.44	0.23	—
6/30/2004	18.43	(0.33)	2.31	1.98	—
6/30/2003	16.19	(0.26)	2.50	2.24	—
Class C
12/31/2007+	$22.87	$(0.18)	$0.91	$0.73	$—
6/30/2007	20.53	(0.25)	2.59	2.34	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.42	(0.21)	0.43	0.22	—
6/30/2004	18.44	(0.33)	2.31	1.98	—
6/30/2003	16.20	(0.26)	2.50	2.24	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.

46	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(2.66)	$(2.66)	$0.00	(d)	$30.28		(5.36)%		$97,624	1.76	%*	(1.03)%*	47%
—	—	0.00	(d)	34.78		24.75		98,080	1.76		(0.39)	80
—	—	0.01		27.88	(e)	24.02	(e)	71,293	1.77		(0.52)	73
—	—	0.01		22.48		14.52		25,389	1.84	(c)	(0.38)	96
—	—	0.01		19.63		44.87		9,613	1.85		(0.63)	111
—	—	—		13.55		2.34		683	1.86		(0.78)	183

$(2.66)	$(2.66)	$0.00	(d)	$28.98		(5.71)%		$49,641	2.51	%*	(1.77)%*	47%
—	—	0.00	(d)	33.53		23.77		57,203	2.52		(1.16)	80
—	—	0.01		27.08	(f)	23.19	(f)	48,365	2.52		(1.28)	73
—	—	0.01		21.99		13.64		17,637	2.59	(c)	(1.11)	96
—	—	0.01		19.35		43.87		6,945	2.60		(1.29)	111
—	—	—		13.45		1.89		546	2.62		(1.44)	183

$(2.66)	$(2.66)	$0.00	(d)	$28.97		(5.68)%		$52,591	2.51	%*	(1.77)%*	47%
—	—	0.00	(d)	33.52		23.79		57,007	2.52		(1.13)	80
—	—	0.01		27.07	(g)	23.16	(g)	40,499	2.52		(1.32)	73
—	—	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)	96
—	—	0.01		19.34		43.90		11,833	2.60		(1.35)	111
—	—	—		13.44		1.90		965	2.62		(1.48)	183

$—	$—	$—		$24.67		3.57%		$10,909	1.51	%*	(0.77)%*	86%
—	—	0.00	(d)	23.82		12.20		11,879	1.55	(j)	(0.38)	254
—	—	0.00	(d)	21.23	(h)	0.19	(h)	14,526	1.57		(0.49)	280
—	—	—		21.19		1.88		18,752	1.60	(b)	(0.25)	210
—	—	—		20.80		11.59		14,308	1.62		(0.92)	257
—	—	—		18.64		14.78		4,892	1.60		(0.89)	151

$—	$—	$—		$23.59		3.19%		$5,827	2.26	%*	(1.52)%*	86%
—	—	0.00	(d)	22.86		11.35		6,183	2.30	(j)	(1.13)	254
—	—	0.00	(d)	20.53	(i)	(0.53	)(i)	8,043	2.32		(1.24)	280
—	—	—		20.64		1.13		9,725	2.35	(b)	(1.02)	210
—	—	—		20.41		10.74		9,427	2.37		(1.68)	257
—	—	—		18.43		13.84		3,684	2.35		(1.65)	151

$—	$—	$—		$23.60		3.19%		$5,590	2.26	%*	(1.52)%*	86%
—	—	0.00	(d)	22.87		11.34		5,554	2.30	(j)	(1.13)	254
—	—	0.00	(d)	20.53	(i)	(0.53	)(i)	7,444	2.32		(1.24)	280
—	—	—		20.64		1.08		9,875	2.35	(b)	(1.02)	210
—	—	—		20.42		10.74		9,859	2.37		(1.68)	257
—	—	—		18.44		13.83		3,051	2.35		(1.66)	151
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.05%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(j)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	47

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM International Growth Equity Fund
Class A
12/31/2007+	$15.41	$(0.03)		$0.59	$0.56	$(0.16)
6/30/2007	12.69	0.13		2.71	2.84	(0.12)
6/30/2006	9.96	0.08		2.82	2.90	(0.17)
6/30/2005	9.30	0.11		0.64	0.75	(0.09)
6/30/2004	7.41	0.04		1.95	1.99	(0.10)
6/30/2003	8.33	0.06		(0.92)	(0.86)	(0.06)
Class B
12/31/2007+	$15.09	$(0.09)		$0.58	$0.49	$(0.06)
6/30/2007	12.45	0.02		2.66	2.68	(0.04)
6/30/2006	9.80	0.00	(c)	2.76	2.76	(0.11)
6/30/2005	9.19	0.03		0.64	0.67	(0.06)
6/30/2004	7.37	(0.02)		1.91	1.89	(0.08)
6/30/2003	8.30	(0.00	)(c)	(0.90)	(0.90)	(0.03)
Class C
12/31/2007+	$15.16	$(0.09)		$0.59	$0.50	$(0.04)
6/30/2007	12.50	0.02		2.68	2.70	(0.04)
6/30/2006	9.81	(0.02)		2.79	2.77	(0.08)
6/30/2005	9.20	0.02		0.65	0.67	(0.06)
6/30/2004	7.37	(0.02)		1.92	1.90	(0.07)
6/30/2003	8.30	(0.00	)(c)	(0.90)	(0.90)	(0.03)
RCM Technology Fund
Class A
12/31/2007+	$45.29	$(0.18)		$7.33	$7.15	$—
6/30/2007	36.18	(0.35)		9.46	9.11	—
6/30/2006	33.61	(0.44)		3.00	2.56	—
6/30/2005	32.53	(0.39)		1.46	1.07	—
6/30/2004	24.49	(0.47)		8.51	8.04	—
6/30/2003	20.66	(0.26)		4.09	3.83	—
Class B
12/31/2007+	$43.47	$(0.35)		$7.01	$6.66	$—
6/30/2007	34.98	(0.64)		9.13	8.49	—
6/30/2006	32.75	(0.70)		2.92	2.22	—
6/30/2005	31.94	(0.55)		1.36	0.81	—
6/30/2004	24.22	(0.69)		8.41	7.72	—
6/30/2003	20.59	(0.41)		4.04	3.63	—
Class C
12/31/2007+	$43.45	$(0.35)		$7.01	$6.66	$—
6/30/2007	34.97	(0.63)		9.11	8.48	—
6/30/2006	32.73	(0.70)		2.93	2.23	—
6/30/2005	31.91	(0.57)		1.38	0.81	—
6/30/2004	24.20	(0.69)		8.40	7.71	—
6/30/2003	20.60	(0.41)		4.01	3.60	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not
made	these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

48	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(0.16)	$—		$15.81		3.74%	$21,765	1.36	%*	(0.43)%*	34%
—	(0.12)	0.00	(c)	15.41		22.43	21,738	1.37		0.91	52
—	(0.17)	0.00	(c)	12.69		29.25	17,672	1.38		0.64	79
—	(0.09)	—		9.96		8.09	12,370	1.53	(b)	1.08	138
—	(0.10)	—		9.30		26.87	9,346	1.49		0.47	90
—	(0.06)	—		7.41		(10.28)	8,521	1.51		0.87	86

$—	$(0.06)	$—		$15.52		3.28%	$17,959	2.11	%*	(1.18)%*	34%
—	(0.04)	0.00	(c)	15.09		21.50	16,240	2.12		0.16	52
—	(0.11)	0.00	(c)	12.45		28.38	12,660	2.13		0.02	79
—	(0.06)	—		9.80		7.30	6,542	2.28	(b)	0.36	138
—	(0.08)	0.01		9.19		25.78	5,230	2.24		(0.18)	90
—	(0.03)	—		7.37		(10.86)	3,272	2.27		(0.05)	86

$—	$(0.04)	$—		$15.62		3.31%	$44,738	2.11	%*	(1.18)%*	34%
—	(0.04)	0.00	(c)	15.16		21.50	45,029	2.12		0.13	52
—	(0.08)	0.00	(c)	12.50		28.36	39,409	2.13		(0.17)	79
—	(0.06)	—		9.81		7.25	32,649	2.29	(b)	0.23	138
—	(0.07)	—		9.20		25.85	36,147	2.24		(0.27)	90
—	(0.03)	—		7.37		(10.85)	29,581	2.27		(0.05)	86

$(1.89)	$(1.89)	$0.01		$50.56		15.85%	$523,282	1.65	%*	(0.73)%*	93%
—	—	0.00	(c)	45.29		25.18	383,969	1.66		(0.90)	209
—	—	0.01		36.18	(d)	7.65 (d)	328,815	1.64		(1.15)	272
—	—	0.01		33.61		3.32	293,550	1.71	(b)	(1.19)	238
—	—	—		32.53		32.83	82,736	1.76		(1.54)	206
—	—	—		24.49		18.54	28,449	1.76		(1.32)	237

$(1.89)	$(1.89)	$0.01		$48.25		15.41%	$57,086	2.40	%*	(1.48)%*	93%
—	—	0.00	(c)	43.47		24.24	66,220	2.41		(1.69)	209
—	—	0.01		34.98	(e)	6.84 (e)	117,008	2.39		(1.91)	272
—	—	—		32.75		2.54	161,675	2.40	(b)	(1.69)	238
—	—	—		31.94		31.87	7,585	2.50		(2.29)	206
—	—	—		24.22		17.63	1,651	2.50		(2.08)	237

$(1.89)	$(1.89)	$0.01		$48.23		15.40%	$197,359	2.40	%*	(1.48)%*	93%
—	—	0.00	(c)	43.45		24.25	174,303	2.41		(1.66)	209
—	—	0.01		34.97	(f)	6.84 (f)	192,675	2.39		(1.90)	272
—	—	0.01		32.73		2.57	219,872	2.40	(b)	(1.74)	238
—	—	—		31.91		31.86	13,199	2.50		(2.27)	206
—	—	—		24.20		17.48	2,244	2.50		(2.08)	237
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	49

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the A, B and C Classes (the "Retail Classes") of the Trust. Financial information for Institutional, Administrative, D and R Classes (the "Other Classes") is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income (excluding, the NFJ International Value Fund), if any, are declared and distributed to shareholders annually. Dividends from net investment income for NFJ International Value Fund, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of

50	Allianz Funds Semiannual Report	12.31.07

shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$123,410; NACM Global Fund—$16,481; NACM International Fund—$339,156; NACM Pacific Rim Fund—$187,371; NFJ International Value Fund—$653,559; RCM Biotechnology Fund—$2,687; RCM Global Resources Fund—$1,320; RCM Global Small-Cap Fund—$78,553; RCM Healthcare Fund—$667; RCM International Growth Equity Fund—$23,368; and RCM Technology Fund—$81,241.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG, the Trust’s securities lending agent. Dresdner Bank AG is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner Bank AG for its services as securities lending agent for the six months ended December 31, 2007 was $354,172. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner Bank AG and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash

12.31.07	Allianz Funds Semiannual Report	51

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, an in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%		N/A	N/A	0.45%	0.45%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)	The Fund’s advisory fee has been reduced by 0.10% to 0.80%. This advisory fee reduction will continue until at least December 31, 2008.

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that were not subject to redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be

52	Allianz Funds Semiannual Report	12.31.07

used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund Shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption Fees will be waived in certain situations as described in the applicable Prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust's shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $744,517 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

12.31.07	Allianz Funds Semiannual Report	53

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$240,349	$108,145
NACM Global Fund	24,524	18,546
NACM International Fund	663,488	735,227
NACM Pacific Rim Fund	215,298	201,442
NFJ International Value Fund	625,077	112,795
RCM Biotechnology Fund	149,687	165,796
RCM Global Resources Fund	29,276	5,784
RCM Global Small-Cap Fund	143,165	141,401
RCM Healthcare Fund	72,448	80,799
RCM International Growth Equity Fund	31,675	34,003
RCM Technology Fund	1,106,144	1,129,991

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	388	$38	186	$18	270,561	$51,367
Sales	10,402	2,598	5,537	809	193,460	61,704
Closing Buys	(6,708)	(1,108)	(5,106)	(788)	(216,901)	(46,645)
Exercises	—	—	—	—	—	—
Expirations	—	—	(617)	(39)	(48,338)	(9,894)
Balance at 12/31/2007	4,082	$1,528	—	$—	198,782	$56,532

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments, which were substantially the same for both financial reporting and federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Emerging Markets Opportunities	$227,732	$36,464	$(8,129)	$28,335
NACM Global	53,477	9,257	(2,455)	6,802
NACM International	660,150	42,463	(21,556)	20,907
NACM Pacific Rim	510,522	85,573	(25,592)	59,981
NFJ International Value	1,260,467	83,839	(50,373)	33,466
RCM Biotechnology	133,650	14,224	(9,492)	4,732
RCM Global Resources	40,806	9,818	(12)	9,806
RCM Global Small-Cap	310,076	60,128	(14,655)	45,473
RCM Healthcare	89,241	9,136	(3,240)	5,896
RCM International Growth Equity	83,006	20,336	(2,060)	18,276
RCM Technology	1,399,932	411,870	(20,722)	391,148

54	Allianz Funds Semiannual Report	12.31.07

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,551	$52,022	553	$14,786	209	$4,330	229	$4,228	2,014	$50,544	8,809	$209,940
Class B	—	—	—	—	280	5,657	396	7,160	—	—	—	—
Class C	496	16,752	157	4,167	141	2,795	175	3,173	1,074	26,173	4,560	107,923
Other Classes	3,687	129,192	1,367	33,029	91	1,922	56	1,078	2,075	53,115	3,990	94,878
Issued in reinvestment of dividends and distributions
Class A	55	1,857	—	—	62	1,235	32	589	1,756	37,694	365	8,645
Class B	—	—	—	—	100	1,887	42	758	—	—	—	—
Class C	17	568	—	—	53	1,005	27	482	1,009	21,313	182	4,252
Other Classes	200	6,796	27	543	13	268	4	56	1,171	25,398	300	7,165
Cost of shares redeemed
Class A	(273)	(9,024)	(16)	(432)	(88)	(1,825)	(207)	(3,868)	(5,039)	(122,668)	(2,203)	(53,496)
Class B	—	—	—	—	(110)	(2,202)	(216)	(3,904)	—	—	—	—
Class C	(75)	(2,461)	(11)	(278)	(73)	(1,477)	(157)	(2,836)	(1,253)	(29,753)	(825)	(19,742)
Other Classes	(1,027)	(34,715)	(432)	(9,917)	(19)	(381)	(25)	(470)	(1,269)	(32,694)	(3,306)	(81,066)
Net increase (decrease) resulting from Fund share transactions	4,631	$160,987	1,645	$41,898	659	$13,214	356	$6,446	1,538	$29,122	11,872	$278,499

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Biotechnology Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,888	$33,925	3,494	$53,995	12,773	$351,978	8,927	$211,253	74	$1,929	172	$4,308
Class B	549	9,543	916	13,662	—	—	—	—	5	120	15	348
Class C	1,391	23,406	2,078	31,179	4,585	124,871	4,434	101,330	36	926	57	1,350
Other Classes	2,111	38,577	5,989	92,787	5,256	145,495	1,547	37,160	27	717	102	2,503
Issued in reinvestment of dividends and distributions
Class A	749	12,227	290	4,251	760	20,251	129	3,041	—	—	—	—
Class B	301	4,717	132	1,878	—	—	—	—	—	—	—	—
Class C	397	6,188	157	2,220	340	9,030	55	1,285	—	—	—	—
Other Classes	1,174	19,293	383	5,668	397	10,605	25	612	—	—	—	—
Cost of shares redeemed
Class A	(1,408)	(24,915)	(1,956)	(29,876)	(1,673)	(45,305)	(1,117)	(25,599)	(82)	(2,165)	(331)	(8,226)
Class B	(353)	(6,043)	(702)	(10,421)	—	—	—	—	(30)	(745)	(109)	(2,610)
Class C	(643)	(10,998)	(1,247)	(18,400)	(423)	(11,323)	(381)	(8,485)	(39)	(980)	(137)	(3,280)
Other Classes	(1,731)	(30,664)	(1,920)	(29,751)	(611)	(16,552)	(118)	(2,786)	(631)	(16,651)	(2,572)	(63,784)
Net increase (decrease) resulting from Fund share transactions	4,425	$75,256	7,614	$117,192	21,404	$589,050	13,501	$317,811	(640)	$(16,849)	(2,803)	$(69,391)

12.31.07	Allianz Funds Semiannual Report	55

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM Healthcare Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	808	$17,597	275	$4,646	630	$21,615	1,029	$32,103	33	$817	107	$2,428
Class B	—	—	—	—	103	3,370	371	11,241	11	255	25	575
Class C	320	6,939	263	4,337	208	6,786	584	17,742	35	820	35	768
Other Classes	305	6,811	33	565	511	17,801	1,650	54,463	53	1,299	164	3,792
Issued in reinvestment of dividends and distributions
Class A	19	440	13	217	222	6,767	—	—	—	—	—	—
Class B	—	—	—	—	122	3,569	—	—	—	—	—	—
Class C	11	246	9	142	125	3,648	—	—	—	—	—	—
Other Classes	17	398	29	492	238	7,315	—	—	—	—	—	—
Cost of shares redeemed
Class A	(158)	(3,448)	(92)	(1,513)	(448)	(15,085)	(766)	(23,149)	(90)	(2,202)	(292)	(6,709)
Class B	—	—	—	—	(218)	(7,041)	(451)	(13,044)	(34)	(800)	(147)	(3,222)
Class C	(51)	(1,067)	(82)	(1,330)	(219)	(6,976)	(379)	(11,024)	(41)	(953)	(155)	(3,379)
Other Classes	(30)	(672)	(5)	(85)	(574)	(19,134)	(833)	(25,387)	(312)	(7,635)	(1,342)	(30,450)
Net increase (decrease) resulting from Fund share transactions	1,241	$27,244	443	$7,471	700	$22,635	1,205	$42,945	(345)	$(8,399)	(1,605)	$(36,197)

	RCM International Growth Equity Fund				RCM Technology Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	212	$3,320	374	$5,134	2,765	$137,698	2,806	$111,820
Class B	251	3,930	423	5,619	114	5,457	55	2,125
Class C	203	3,165	331	4,509	331	15,950	167	6,415
Other Classes	224	3,574	231	3,260	4,556	231,535	3,142	126,170
Issued in reinvestment of dividends and distributions
Class A	12	187	10	144	318	15,916	—	—
Class B	4	56	3	38	38	1,807	—	—
Class C	6	97	7	95	130	6,222	—	—
Other Classes	10	152	6	94	546	27,726	—	—
Cost of shares redeemed
Class A	(258)	(3,957)	(366)	(5,006)	(1,210)	(59,106)	(3,418)	(135,695)
Class B	(174)	(2,692)	(366)	(4,932)	(492)	(23,299)	(1,877)	(71,359)
Class C	(316)	(4,796)	(520)	(7,021)	(381)	(17,904)	(1,665)	(63,433)
Other Classes	(127)	(2,066)	(299)	(4,118)	(2,174)	(107,489)	(6,784)	(270,617)
Net increase (decrease) resulting from Fund share transactions	47	$970	(166)	$(2,184)	4,541	$234,513	(7,574)	$(294,574)

56	Allianz Funds Semiannual Report	12.31.07

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the

Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	PAYMENT FROM AFFILIATE

During the six months ended December 31, 2007 Sub-Adviser reimbursed NACM Pacific Rim Fund $30,775 for realized losses resulting from trading errors.

12.31.07	Allianz Funds Semiannual Report	57

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program, and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been granted for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses,

58	Allianz Funds Semiannual Report	12.31.07

shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal of the Agreements.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised By NACM (NACM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Pacific Rim, Global, International and Emerging Market Opportunities Funds. Only one and three years of performance information was presented for the NACM Emerging Market Opportunities because of its short existence, but it was above median for the performance universe for both periods. Only one and three years of performance information was presented for the NACM Global Fund because of its short existence, and it was below median (in the third quartile) for the one-year period but was above median for the three-year period. For the NACM Pacific Rim Fund, performance was above median for the performance universes for all periods. For the NACM International Fund, performance was below the median (in the third quartile) for the one-year period, but was above median for three- and five-year periods.

NFJ International Value Fund. The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ International Value Fund. Only one and three years of performance information was presented for the NFJ International Value Fund because of its short existence. The comparative information showed that for the NFJ International Value Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Technology, International Growth Equity, Global Small-Cap, Biotechnology, Healthcare, and Global Resources Funds. The comparative information showed that for the RCM Technology Fund, performance was above median for its performance universe for all periods. For the RCM Global Small-Cap Fund, performance was below median (in the third quartile) for the one- and three- year periods, but was above median for the five-year period. For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period, but was above median for the three- and five-year periods, and the Trustees determined that this Fund would receive additional attention, from the Board in light of its performance issues. Only one and three years of performance information was presented for the RCM Global Resources Fund because of its short existence, but it was above the median for the performance universe for both periods. For the RCM Biotechnology Fund, performance was below median (in the fourth quartile for the one- and three- year periods, and in the third quartile for the five-year period) for its performance universe for all periods. For the RCM Healthcare Fund, performance was below median (in the third quartile for the one- and five-year periods, and in the fourth quartile for the three-year period) for its performance universe for all periods.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

12.31.07	Allianz Funds Semiannual Report	59

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes) and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

NACM Funds. For all NACM Funds, other than the NACM Pacific Rim Fund, the advisory fees were below median for the expense group. For the NACM Pacific Rim Fund, the advisory fees were above median (in the third quartile) for the expense group. For the NACM Global Fund, the total expense ratios were below median for all expense groups. For the NACM Emerging Market Opportunities, International and Pacific Rim Funds, the total expense ratios were above median (in the third quartile) for all expense groups.

NFJ Funds. For the NFJ International Value Fund, the advisory fees were below median for the expense group, and the total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group.

RCM Funds. For the RCM Global Resources, Healthcare and International Growth Equity Funds, the advisory fees were below median for the expense group. For the RCM Biotechnology, Technology and Global Small-Cap Funds, the advisory fees were above median (in the third quartile for the RCM Biotechnology Fund and in the fourth quartile for the Global Small-Cap and Technology Funds) for the expense group. For the RCM Biotechnology and International Growth Equity Funds, the total expense ratios were below median for all expense groups. For the RCM Global Small-Cap Fund, the total expense ratios were above median (in the fourth quartile) for all expense groups. For the RCM Global Resources and Healthcare Funds, the total expense ratios were above median (in the third quartile) for all expense groups. For the RCM Technology Fund, the total expense ratios were above median for all expense groups (in the fourth quartile for the retail expense group and in the third quartile for the institutional expense group).

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain series of the Trust. The Adviser agreed to the advisory fees as follows: for the RCM Biotechnology

Fund, the existing waiver of 10 basis points remains in place for 2008, and for the RCM Healthcare Fund, the existing 5 basis points waiver will be eliminated as of January 1, 2008. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including its policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of

60	Allianz Funds Semiannual Report	12.31.07

the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the RCM Technology Fund, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Adviser also agreed to waive the administrative fee for the RCM Healthcare Fund by 5 basis points as of January 1, 2008. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	61

(THIS PAGE INTENTIONALLY LEFT BLANK)

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any Fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ015SA_20079

Allianz Funds Semiannual Report

DECEMBER 31, 2007

NACM Stock Funds

Share Classes

Institutional
Administrative

GROWTH STOCK FUND

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz NACM Mid-Cap Growth Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		13
Statements of Assets and Liabilities		24
Statements of Operations		25
Statements of Changes in Net Assets		26
Financial Highlights		28
Notes to Financial Statements		32
Board Approval of Investment Advisory and Portfolio Management Agreements		39

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	13
Allianz NACM Global Fund	7	15
Allianz NACM Growth Fund	8	16
Allianz NACM Income & Growth Fund	9	17
Allianz NACM International Fund	10	20
Allianz NACM Mid-Cap Growth Fund	11	22
Allianz NACM Pacific Rim Fund	12	23

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. and global capital markets. Structural problems in U.S. subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financials and consumer discretionary sectors. The MSCI All Country World Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the NACM International Fund is the Institutional class, and the Administrative shares were first offered on 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 7/1/07 to 12/31/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	Allianz Funds

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s gains did not keep pace with the rapid rise in the MSCI Emerging Market Index during the reporting period. Stock selection in China and the industrials and financials sectors contributed to underperformance relative to the index. Banco Compartamos, a Mexican bank whose shares were weak on concerns about credit quality, was a major detractor.

•	An underweighting in India was another key source of relative weakness. India was the best-performing country in the benchmark, supported by strong economic growth.

•	Stock selection in Russia, South Korea and the materials and information technology sectors had a significant, positive impact on relative results.

•

The Fund’s best-performing holdings included Mechel, a Russian mining and steel company whose revenues got a boost from higher coal and steel prices, and STX Pan Ocean, a South Korean shipping firm that benefited from a strong freight environment.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	16.09%	48.50%	—	—	43.89%
MSCI Emerging Markets Index	18.57%	39.37%	—	—	37.65%
Lipper Emerging Markets Fund Average	16.60%	36.43%	—	—	36.02%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.61%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

South Korea	13.9%
Russia	13.4%
Taiwan	10.6%
Brazil	10.5%
China	7.9%
South Africa	6.8%
Hong Kong	5.2%
Mexico	3.6%
Other	19.5%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,160.90	$1,018.40
Expenses Paid During Period	$7.28	$6.80

Expenses are equal to the ratio (1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s outperformance of the MSCI All Country World Index during the reporting period was driven by stock selection. Stock selection added the most value in the United States, the United Kingdom and the energy, financials and telecommunication services sectors.

•

Notable performers included Hess Corp., a U.S. oil company that advanced on news of a major oil discovery near where it has a substantial interest; Standard Chartered; a U.K. financial services firm with strong momentum in its wholesale banking division; and China Mobile, a Chinese wireless services provider that benefited from robust subscriber growth.

•	Stock selection in Germany and the information technology and industrials sectors had the largest negative impact on performance versus the benchmark.

•

Notable detractors included Commerzbank, a German financial services firm with exposure to the U.S. subprime market; Sumco, a Japanese manufacturer of silicon wafers that was hurt by a sluggish growth outlook; and Adecco, a Swiss staffing company that experienced weak demand.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Institutional Class	4.78%	16.84%	21.10%	—	20.15%
Allianz NACM Global Fund Administrative Class	4.64%	16.55%	20.80%	—	19.86%
MSCI All Country World Index	1.61%	11.65%	18.24%	—	15.87%
Lipper Global Multi-Cap Growth Fund Average	4.16%	15.75%	18.65%	—	16.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.06% for Institutional shares and 1.31% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	36.8%
United Kingdom	7.4%
Germany	7.3%
Japan	6.7%
Spain	4.7%
Hong Kong	4.1%
Italy	3.9%
France	3.6%
Other	21.0%
Cash & Equivalents — net	4.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,047.80	$1,046.40	$1,019.81	$1,018.55
Expenses Paid During Period	$5.46	$6.74	$5.38	$6.65

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Institutional Class, 1.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the index was due to stock selection, which was positive in nearly every sector and particularly strong among industrials and information technology companies.

•

Top contributors included AGCO Corp., a manufacturer of agricultural equipment, and MEMC Electronic Materials, a supplier of wafers used to make semiconductors and solar cells. AGCO benefited from record global farm receipts that are revitalizing its industry, while MEMC Electronic Materials experienced robust demand from the solar market.

•	Stock selection in the financials sector detracted most from relative performance, where Fifth Third Bancorp was a top detractor amid declining credit quality.

•

An overweighting in consumer discretionary stocks also detracted from relative performance. Consumer discretionary was one of the worst-performing sectors in the index due to concerns that the housing slump and high gasoline prices would dampen discretionary spending.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Institutional Class	8.04%	17.73%	13.63%	—	12.68%
Allianz NACM Growth Fund Administrative Class	7.95%	17.45%	13.36%	—	12.41%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	10.36%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	13.45%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.78% for Institutional shares and 1.03% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	19.3%
Consumer Discretionary	8.8%
Energy	7.4%
Materials & Processing	4.5%
Industrial	3.9%
Financial Services	3.8%
Capital Goods	3.5%
Other	12.7%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,080.40	$1,079.50	$1,021.32	$1,020.06
Expenses Paid During Period	$3.97	$5.28	$3.86	$5.13

For each class of the Fund, expenses are equal to the expense ratio for the class (0.76% for Institutional Class, 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by stock selection in the health care, industrials and materials sectors. Top-performing holdings included a supplier of products enabling minimally invasive surgical procedures that reported robust sales growth, an industrial equipment manufacturer that saw strength in its agricultural business, and a seed producer that benefited from the highest level of U.S. corn plantings in 50 years.

•

Performance was also favorably affected by company selection among issuers of debt and convertible securities. Notable contributors included a wireless telecom company that demonstrated improving fundamentals, as well as a biopharmaceutical firm and provider of aerospace and defense systems that were acquired and subsequently traded higher.

•

On the negative side, an underweighting in utilities and consumer staples companies detracted from performance during the reporting period. Utilities and consumer staples names benefited from their defensive characteristics, as volatile market conditions curbed investors’ appetites for risk.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception* (02/28/07)
Allianz NACM Income & Growth Fund Institutional Class	4.09%	—	—	—	9.60%
S&P 500 Index	–1.36%	—	—	—	6.01%
Lehman Brothers Aggregate Bond Index	5.94%	—	—	—	5.38%
Lipper Flexible Portfolio Fund Average	3.24%	—	—	—	8.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.91%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	13.0%
Telecommunications	9.8%
Oil & Gas	7.0%
Technology	6.7%
Retail	5.6%
Healthcare	5.4%
Utilities	5.1%
Insurance	4.2%
Other	39.1%
Cash & Equivalents — net	4.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,040.90	$1,020.61
Expenses Paid During Period	$4.62	$4.57

Expenses are equal to the ratio (0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was especially weak in the United Kingdom, Germany and the industrials and financials sectors. Positions that lagged included Alliance & Leicester, a U.K. mortgage bank that wrote down impaired assets; Salzgitter, a German steel producer that was impacted by expectations for a slowdown in European construction; and Trelleborg, a Swedish industrial conglomerate that faced potential fines related to competitive practices.

•

The Fund’s sector allocations also detracted from relative performance. An underweighting in consumer staples was particularly unfavorable, as investors gravitated toward this defensive sector amid volatility in the equity markets.

•

Stock selection in Switzerland and the information technology sector boosted relative performance, as did an overweighting in Hong Kong. Hong Kong was one of the best-performing countries in the index, buoyed by rapid growth in neighboring China.

•	The Fund’s top contributor was Nintendo, the Japanese video game company. Nintendo reported impressive revenue and earnings growth, driven by brisk sales of both console and handheld products.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Institutional Class	–5.26%	3.76%	24.81%	—	14.06%
Allianz NACM International Fund Administrative Class	–5.37%	3.52%	24.50%	—	13.78%
MSCI EAFE Index	0.39%	11.18%	21.59%	—	10.12%
Lipper International Multi-Cap Core Fund Average	1.61%	12.18%	20.77%	—	10.29%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Institutional shares and 1.33% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	23.7%
Japan	12.3%
Germany	11.9%
Spain	7.4%
Switzerland	7.3%
France	6.4%
Australia	6.3%
Hong Kong	4.1%
Other	18.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$947.40	$946.30	$1,019.81	$1,018.55
Expenses Paid During Period	$5.19	$6.41	$5.38	$6.65

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Institutional Class, 1.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund trailed the index during the reporting period largely due to stock selection in the industrials and health care sectors. Notable detractors included Thomas & Betts, an electrical products manufacturer whose shares fell on concerns about the outlook for the commercial construction market, and King Pharmaceuticals, a drug company that received an unfavorable patent ruling.

•

An underweighting in health care was also unfavorable for relative performance, as it was the best-performing sector in the index. The equity market was volatile, causing investors to favor stocks in defensive sectors like health care.

•

Relative performance was boosted by stock selection in the consumer discretionary, information technology and energy sectors. Video game retailer GameStop was a top contributor amid strong industry fundamentals and market-share gains.

•	The price of oil climbed substantially higher, and an overweighting in the energy sector was another key area of relative strength.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Institutional Class	–2.62%	8.92%	—	—	11.75%
Russell Midcap Growth Index	0.41%	11.42%	—	—	11.52%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	—	—	7.74%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.41%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	11.8%
Energy	9.2%
Oil & Gas	8.3%
Healthcare	8.1%
Industrial	6.0%
Semi-conductors	5.8%
Chemicals	5.6%
Capital Goods	5.5%
Other	38.1%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$973.80	$1,019.86
Expenses Paid During Period	$5.21	$5.89

Expenses are equal to the ratio (1.05% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in most countries and sectors contributed to the Fund’s outperformance of the MSCI Pacific Index during the reporting period. Stock selection was especially strong in Australia and the materials sector, boosted by a position in Incitec Pivot. This Australian fertilizer producer benefited from a favorable pricing environment.

•

The Fund’s country exposures also added value, including an underweighting in Japan. Japan was the worst-performing country in the index due to several factors, such as weak domestic economic growth and a strengthening yen, which reduces the value of corporate profits earned overseas.

•

Stock selection in Singapore and the industrials sector weighed on relative performance. Major detractors included Midas Holdings, an aluminum products manufacturer based in Singapore that was hurt by negative press about the company’s Executive Chairman.

•

An underweighting in Australia, the index’s second-best performing market, was also unfavorable. The Australian economy exhibited solid momentum, boosted by robust global demand for the country’s natural resources.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Institutional Class	2.41%	22.27%	28.55%	16.27%	16.27%
MSCI Pacific Index	–1.48%	5.32%	19.01%	6.83%	6.83%
Lipper Pacific Region Fund Average	2.54%	15.35%	24.43%	10.17%	10.17%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Japan	51.6%
Australia	18.2%
Hong Kong	9.8%
China	4.4%
India	3.9%
Taiwan	2.9%
Singapore	2.5%
Malaysia	2.4%
Other	0.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,024.10	$1,018.30
Expenses Paid During Period	$6.92	$6.90

Expenses are equal to the ratio (1.36% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—84.1%
Brazil—10.5%
Banco Bradesco ADR	37,600	$1,203
Banco Itau Holding Financeira S.A. ADR	26,500	685
Brasil Telecom Part S.A. ADR	11,000	821
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,400	583
Companhia Vale do Rio Doce ADR	211,600	6,388
Gerdau S.A. ADR	59,750	1,733
Petroleo Brasileiro S.A. ADR	72,100	8,309
Tele Norte Leste Participacoes S.A. ADR	23,400	451
Telemig Celular Participacoes S.A. ADR	5,200	292
Unibanco-Uniao de Bancos
Brasileiros S.A. GDR	395,300	5,492
Vivo Participacoes S.A. ADR	61,200	335

		26,292

China—7.9%
Bank of Communications Co., Ltd.	230,000	317
China Communications Construction Co., Ltd.	879,000	2,289
China Construction Bank Corp.	2,143,000	1,797
China COSCO Holdings Co., Ltd.	498,000	1,347
China Life Insurance Co., Ltd.	364,000	1,861
China Petroleum & Chemical Corp.	2,418,000	3,578
China Shenhua Energy Co., Ltd., Class H	548,300	3,226
China Shipping Container Lines Co., Ltd.	2,050,000	1,190
China Telecom Corp. Ltd.	2,304,000	1,806
Industrial & Commercial Bank of China	1,330,000	942
Tencent Holdings Ltd.	188,000	1,427

		19,780

Czech Republic—0.6%
Unipetrol (d)	81,600	1,529

Egypt—0.3%
Orascom Construction Industries	6,044	629
Telecom Egypt	50,901	193

		822

Hong Kong—5.2%
China Everbright Ltd. (d)	1,456,000	4,533
China Mobile Ltd.	418,000	7,280
China Unicom Ltd.	262,000	593
Shenzhen Investment Ltd.	868,000	608

		13,014

India—2.2%
Reliance Industries Ltd. GDR (a)	27,420	4,051
Satyam Computer Services Ltd. ADR	51,400	1,374

		5,425

Indonesia—0.4%
PT Astra International Tbk.	127,000	364
PT Bakrie & Brothers Tbk. (d)	17,574,000	531
PT Indofood Sukses Mak Tbk	746,500	201

		1,096

Israel—1.2%
Bezeq Israeli Telecommunication Corp. Ltd.	251,179	467

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	56,000	$2,603

		3,070

Malaysia—2.3%
Burniputra Commerce Holdings Bhd	711,500	2,342
IOI Corp.	888,260	2,067
Malayan Banking Bhd	106,900	369
Ppb Group Berhad	257,700	852

		5,630

Mexico—3.6%
Alfa S.A.	24,700	160
America Movil S.A. de C.V. ADR	42,960	2,637
Grupo Mexico SAB de CV, Ser. B	799,700	5,026
Grupo Televisa S.A. ADR	12,100	288
Telefonos de Mexico S.A. de C.V. ADR	25,500	939

		9,050

Philippines—0.4%
Megaworld Corp.	10,212,400	911

Poland—2.0%
Getin Holding S.A. (d)	73,868	438
Globe Trade Centre S.A. (d)	68,295	1,234
Grupa Lotos S.A.	11,635	210
KGHM Polska Miedz S.A.	50,006	2,138
Polski Koncern Naftowy Orlen (d)	42,609	900

		4,920

Russia—13.4%
Evraz Group S.A. GDR	71,337	5,534
LUKOIL ADR	12,800	1,107
Mechel ADR	70,500	6,849
MMC Norilsk Nickel ADR	4,636	1,255
Mobile Telesystems ADR	21,900	2,229
OAO Gazprom ADR	213,624	12,090
Sberbank	190,273	803
Unified Energy System GDR (d)	10,177	1,323
Vimpelcom ADR	55,100	2,292

		33,482

Singapore—1.7%
Straits Asia Resources Ltd.	1,404,000	3,011
Yanlord Land Group Ltd.	493,000	1,126

		4,137

South Africa—6.8%
Aveng Ltd.	106,692	943
Bidvest Group Ltd.	18,907	333
DataTec Ltd.	38,154	185
Grindrod Ltd.	445,779	1,539
Impala Platinum Holdings Ltd.	59,926	2,082
Investec Ltd.	37,283	355
Murray & Roberts Holdings Ltd.	23,846	354
Naspers Ltd.	39,586	937
Nedbank Group Ltd.	18,532	371
Remgro Ltd.	103,930	3,009
RMB Holdings Ltd.	167,288	726
Sanlam Ltd.	409,864	1,365
Sasol Ltd.	28,955	1,435
Standard Bank Group Ltd.	154,205	2,260
Telkom S.A. Ltd.	48,175	975

		16,869

South Korea—13.9%
Daelim Industrial Co. (d)	7,296	1,380
GS Holdings Corp. (d)	5,140	315

	Shares	Value (000s)

Honam Petrochemical Corp. (d)	3,330	$370
Hyosung Corp. (d)	3,610	223
Hyundai Heavy Industries Co., Ltd. (d)	2,907	1,355
Hyundai Mipo Dockyard (d)	1,386	421
Hyundai Motor Co. (d)	17,710	1,342
KIWOOM Securities Co., Ltd.	1,212	82
Korea Investment Holdings Co., Ltd.	29,980	2,552
Korea Zinc Co., Ltd. (d)	6,642	916
Korean Air Lines Co., Ltd. (d)	1,990	161
LG Chem Ltd. (d)	25,225	2,386
LG Corp. (d)	40,870	3,011
LG Electronics, Inc. (d)	42,460	4,486
LG Philips LCD Co., Ltd. (d)	12,190	645
POSCO	4,241	2,562
Samsung Corp. (d)	4,360	331
Samsung Electronics Co., Ltd.	5,827	3,429
Samsung Heavy Industries Co., Ltd. (d)	33,280	1,413
Shinhan Financial Group Co., Ltd. (d)	22,510	1,277
SK Holdings Co., Ltd. (d)	3,576	747
STX Pan Ocean Co., Ltd. (d)	2,038,000	5,061
Woori Finance Holdings Co., Ltd. (d)	16,000	321

		34,786

Taiwan—10.6%
Advanced Semi-conductor Engineering, Inc.	927,273	924
Asustek Computer, Inc.	432,083	1,286
AU Optronics Corp.	2,786,227	5,373
Cathay Financial Holding Co., Ltd.	409,203	846
Chi Mei Optoelectronics Corp.	2,392,000	3,326
China Development Financial	899,000	353
China Steel Corp.	1,510,000	2,009
Chunghwa Picture Tubes Ltd. (d)	2,476,000	849
Compal Electronics	404,000	440
Far Eastern Department Stores Co., Ltd.	210,000	252
Far Eastern Textile Co., Ltd.	829,198	964
Formosa Chemicals & Fibre	467,000	1,187
Formosa Plastics Corp.	408,000	1,136
HannStar Display Corp. (d)	1,718,824	756
HON HAI Precision Industry Co., Ltd.	355,000	2,188
Micro-Star International Co., Ltd.	502,000	420
Nan Ya Plastics Corp.	434,000	1,140
Synnex Technology International Corp.	168,000	414
Taiwan Ic Packaging Corp. (d)	411,000	231
U-Ming Marine Transport Corp.	235,000	642
Wan Hai Lines Ltd.	282,000	253
WPG Holdings Co., Ltd.	555,000	654
Yang Ming Marine Transport	1,068,000	815

		26,458

Thailand—0.7%
PTT Aromatics & Refining PCL (d)	1,471,503	1,881

United States—0.4%
Chunghwa Telecom Ltd. ADR (b)	43,636	921

Total Common Stock (cost—$185,419)		210,073

12.31.07	Allianz Funds Semiannual Report	13

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
EXCHANGE-TRADED FUNDS (d)—1.9%
iShares Asia Trust	941,000	2,721
iShares MSCI India	219,000	2,092

Total Exchange-Traded Funds (cost—$4,805)		4,813

PREFERRED STOCK—2.5%
Brazil—2.5%
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	14,930,000	1,220
Investimentos Itau S.A.	45,900	303
Metalurgica Gerdau S.A.	43,900	1,751
Telemar Norte Leste S.A.	4,200	161
Usinas Siderurgicas de Minas Gerais S.A.	61,250	2,805

Total Preferred Stock (cost—$5,282)		6,240

WARRANTS (d)—2.9%
	Units
India—2.9%
Bank of India (a)	12,636	117
Bharti Airtel Ltd. (a)	2,996	76
Indiabulls Financial Services Ltd.	47,535	1,181
JSW Steel Ltd. (a)	16,356	549
Kotak Mahindra Bank Ltd. (a)	6,967	229
Oil & Natural Gas Corp. Ltd.	16,405	516
Praj Industries Ltd.	7,707	47
Reliance Capital Ltd. (a)	11,988	787
Reliance Communications Ltd.	114,700	2,172
Tata Steel Ltd. (a)	65,969	1,565

Total Warrants (cost—$4,524)		7,239

	Principal Amount (000s)
Repurchase Agreement—11.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $27,708; collateralized by Federal Home Loan Bank, 4.875% due 5/14/10, valued at $28,258 including accrued interest (cost—$27,702)	$27,702	27,702

Total Investments (cost—$227,732) (c)—102.5%		256,067

Liabilities in excess of other assets—(2.5%)		(6,332)

Net Assets—100.0%		$249,735

Notes to Schedule of Investments (amounts in thousands):

(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) When-issued or delayed-delivery security. To be settled/delivered after December 31,2007.

(c) Securities with an aggregate value of $59,929 representing 24.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

14	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Australia—1.4%
BHP Billiton Ltd.	24,805	$867

Belgium—1.1%
Fortis	25,892	680

China—2.3%
AAC Acoustic Technology Holdings, Inc. (a)	444,000	591
China Mobile Ltd.	46,500	810

		1,401

Finland—1.4%
Outotec Oyj	15,763	855

France—3.6%
Total S.A.	11,443	948
Veolia Environnement	12,806	1,166

		2,114

Germany—7.3%
Commerzbank AG	11,169	425
Continental AG	6,661	871
Henkel KGaA	18,449	943
Siemens AG	8,175	1,300
Tognum AG (a)	27,536	825

		4,364

Greece—0.8%
OPAP S.A.	11,760	470

Hong Kong—4.1%
Hutchison Whampoa Ltd.	46,000	518
Jardine Matheson Holdings Ltd.	32,800	906
Kowloon Development Co., Ltd.	198,000	508
Melco International Development	357,000	533

		2,465

Indonesia—1.7%
PT Indosat Tbk.	1,086,500	991

Ireland—2.5%
Anglo Irish Bank Corp. PLC	41,682	668
Icon PLC ADR (a)	12,900	798

		1,466

Israel—2.2%
Israel Chemicals Ltd.	101,116	1,288

Italy—3.9%
Finmeccanica Spa	24,698	792
Geox SpA	30,785	620
Unicredito Italiano SpA	107,621	885

		2,297

Japan—6.7%
Aichi Corp.	32,600	313
Asics Corp.	53,000	759
Chugai Pharmaceutical Co., Ltd.	44,000	629
Joint Corp.	17,200	332
Mitsubishi Tokyo Financial Group, Inc.	70,100	661
Nitori Co., Ltd.	9,400	450
Sony Corp. ADR	15,100	820

		3,964

Netherlands—2.4%
Koninklijke (Royal) Philips Electronics NV	19,455	834
Koninklijke Ahold NV (a)	41,387	573

		1,407

	Shares	Value (000s)

South Korea—0.5%
Osstem Implant Co., Ltd. (a)	8,370	$284

Spain—4.7%
Banco Santander Central Hispano S.A.	38,384	829
Tecnicas Reunidas S.A.	11,984	766
Telefonica S.A.	36,770	1,192

		2,787

Sweden—0.8%
Telefonaktiebolaget LM Ericsson	215,000	503

Switzerland—2.6%
Nestle S.A.	2,373	1,090
Sika AG	250	469

		1,559

United Kingdom—7.4%
ARM Holdings PLC	174,091	429
IG Group Holdings PLC	112,148	902
International Power PLC	105,261	949
Standard Chartered PLC	34,083	1,244
Wellstream Holdings PLC (a)	40,679	876

		4,400

United States—36.8%
3M Co.	9,800	826
Affiliated Managers Group, Inc. (a)	7,100	834
AFLAC, Inc.	13,400	839
Ansys, Inc. (a)	18,700	775
Apollo Investment Corp.	31,800	542
Apple, Inc. (a)	5,900	1,169
Bristol-Myers Squibb Co.	27,600	732
Coca-Cola Co.	14,000	859
Corning, Inc.	41,900	1,005
Devon Energy Corp.	11,100	987
Genzyme Corp. (a)	10,100	752
Helmerich & Payne, Inc.	28,400	1,138
Hess Corp.	11,400	1,150
ITT Industries, Inc.	11,700	773
Marathon Oil Corp.	14,100	858
Merck & Co., Inc.	17,700	1,029
Morgan Stanley	6,100	324
Motorola, Inc.	61,200	982
Oracle Corp. (a)	39,100	883
Praxair, Inc.	9,100	807
Procter & Gamble Co.	16,200	1,189
Spansion LLC, Class A (a)	88,700	349
Thermo Fisher Scientific, Inc. (a)	16,800	969
Waters Corp. (a)	13,200	1,044
XTO Energy, Inc.	20,625	1,059

		21,874

Total Common Stock (cost—$49,302)		56,036

WARRANTS (a)—1.3%
	Units
Taiwan—1.3%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$689)	121,952	757

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,487; collateralized by Fannie Mae 5.50%, due 7/9/10, valued at $3,557 including accrued interest (cost—$3,486)	$3,486	$3,486

Total Investments (cost—$53,477) (b)—101.3%		60,279

Liabilities in excess of other assets—(1.3%)		(773)

Net Assets—100.0%		$59,506

Notes to Schedule of Investments
(amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $31,257, representing 52.5% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	15

Schedule of Investments

NACM Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.0%
Capital Goods—3.5%
Cummins, Inc.	5,400	$688
Fluor Corp.	3,100	452

		1,140

Chemicals—2.6%
Celanese Corp., Ser. A	8,200	347
Monsanto Co.	4,500	503

		850

Consumer Discretionary—8.8%
CBS Corp., Class B	24,100	657
Darden Restaurants, Inc.	9,600	266
Dollar Tree Stores, Inc. (a)	9,400	244
GameStop Corp., Class A (a)	7,300	453
Gannett Co., Inc.	10,700	417
McDonald’s Corp.	7,000	412
Nike, Inc., Class B	6,600	424

		2,873

Consumer Staples—2.5%
Procter & Gamble Co.	4,790	351
Wal-Mart Stores, Inc.	9,800	466

		817

Electronics—0.9%
Tyco Electronics Ltd.	8,500	316

Energy—7.4%
Cameron International Corp. (a)	7,400	356
Frontier Oil Corp.	11,200	455
National-Oilwell Varco, Inc. (a)	12,500	918
Smith International, Inc.	2,400	177
Sunpower Corp., Class A (a)	1,100	144
Valero Energy Corp.	5,600	392

		2,442

Financial Services—3.8%
Capital One Financial Corp.	13,400	633
Fifth Third Bancorp.	23,900	601

		1,234

Healthcare—19.3%
Abbott Laboratories	18,400	1,033
Aetna, Inc.	13,400	774
Amgen, Inc. (a)	10,800	502
Forest Laboratories, Inc. (a)	15,400	561
Intuitive Surgical, Inc. (a)	900	292
Johnson & Johnson	7,200	480
McKesson Corp.	3,700	242
Medco Health Solutions, Inc. (a)	8,100	821
Merck & Co., Inc.	7,000	407
UnitedHealth Group, Inc.	12,300	716
Wyeth	11,000	486

		6,314

Industrial—3.9%
AGCO Corp. (a)	9,900	673
Lockheed Martin Corp.	4,300	453
Raytheon Co.	2,700	164

		1,290

Information Technology—0.7%
Seagate Technology, Inc.	8,600	219

Materials & Processing—4.5%
Freeport-McMoRan Copper & Gold, Inc.	7,300	748
Precision Castparts Corp.	5,200	721

		1,469

	Shares	Value (000s)

Multi-Media—1.0%
Echostar Communications Corp., Class A (a)	8,500	$321

Oil & Gas—0.5%
Transocean, Inc.	1,119	160

Technology—34.1%
Amazon.com, Inc. (a)	6,700	621
Apple, Inc. (a)	5,300	1,050
BMC Software, Inc. (a)	9,800	349
Broadcom Corp., Class A (a)	10,300	269
Ciena Corp. (a)	7,400	252
Cisco Systems, Inc. (a)	47,700	1,291
EMC Corp. (a)	17,400	323
Garmin Ltd.	5,600	543
Google, Inc., Class A (a)	700	484
Hewlett-Packard Co.	20,000	1,010
Intel Corp.	42,100	1,122
International Business Machines Corp.	7,000	757
MEMC Electronic Materials, Inc. (a)	6,500	575
Microsoft Corp.	46,300	1,648
Oracle Corp. (a)	24,400	551
Symantec Corp. (a)	19,200	310

		11,155

Telecommunications—2.9%
Juniper Networks, Inc. (a)	7,600	252
Verizon Communications, Inc.	16,100	704

		956

Utilities—1.6%
AES Corp. (a)	24,000	513

Total Common Stock (cost—$29,146)		32,069

	Principal Amount (000s)
Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $1,453; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $1,483 including accrued interest (cost—$1,453)	$1,453	1,453

Total Investments (cost—$30,599)—102.4%		33,522

Liabilities in excess of other assets—(2.4%)		(784)

Net Assets—100.0%		$32,738

Notes to Schedule of Investments:
(a) Non-income producing.

16	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—35.6%
Aerospace—1.6%
Boeing Co.	1,900	$166
L-3 Communications Holdings, Inc. (f)	2,000	212

		378

Automotive—0.8%
Johnson Controls, Inc. (f)	5,100	184

Capital Goods—1.9%
General Electric Co.	5,000	185
Textron, Inc. (f)	3,400	243

		428

Chemicals—1.1%
Monsanto Co. (f)	2,200	246

Consumer Discretionary—1.8%
McDonald’s Corp. (f)	3,700	218
McKesson Corp. (f)	3,000	196

		414

Consumer Products—0.9%
Procter & Gamble Co. (f)	2,800	205

Consumer Staples—0.9%
Coca-Cola Co. (f)	3,500	215

Diversified Manufacturing—0.7%
Terex Corp. (c)	2,500	164

Energy—1.9%
National-Oilwell Varco, Inc. (c)(f)	3,100	228
Valero Energy Corp. (f)	2,900	203

		431

Food & Beverage—0.9%
Molson Coors Brewing Co. (f)	4,200	217

Healthcare—5.4%
Abbott Laboratories (f)	3,800	214
Baxter International, Inc. (f)	3,600	209
Bristol-Myers Squibb Co.	7,100	188
Gilead Sciences, Inc. (c)(f)	4,700	216
Intuitive Surgical, Inc. (c)(f)	650	211
Merck & Co., Inc. (f)	3,600	209

		1,247

Industrial—0.9%
AGCO Corp. (c)(f)	3,200	217

Insurance—1.7%
Cigna Corp. (f)	4,000	215
Prudential Financial, Inc. (f)	1,900	177

		392

Machinery—1.0%
Deere & Co. (f)	2,400	223

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (f)	2,100	215

Oil & Gas—2.0%
Diamond Offshore Drilling, Inc. (f)	1,700	242
Schlumberger Ltd. (f)	2,300	226

		468

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (c)(f)	2,200	223

Retail—0.7%
Target Corp.	3,000	150

	Shares	Value (000s)

Semi-conductors—0.9%
Intel Corp. (f)	8,200	$219

Technology—4.2%
EMC Corp. (c)(f)	8,700	161
International Business Machines Corp. (f)	1,700	184
Microsoft Corp. (f)	6,000	214
Oracle Corp. (c)(f)	9,500	214
Texas Instruments, Inc.	5,600	187

		960

Telecommunications—3.5%
Harris Corp. (f)	3,400	213
Juniper Networks, Inc. (c)(f)	6,100	203
QUALCOMM, Inc. (f)	4,500	177
Verizon Communications, Inc. (f)	4,700	205

		798

Utilities—0.9%
Constellation Energy Group, Inc. (f)	2,100	215

Total Common Stock (cost—$8,259)		8,209

CONVERTIBLE PREFERRED STOCK—24.7%
Automotive—0.7%
General Motors Corp., Ser. C
6.25%, 7/15/33	7,875	154

Consumer Discretionary—1.3%
Stanley Works, FRN (c)
6.53%, 5/17/12	160	144
United Rentals Trust I
6.50%, 8/1/28	3,550	150

		294

Consumer Staples—1.0%
Bunge Ltd. (b),
4.875%, 12/1/11	1,650	234

Financial Services—12.2%
Citigroup Funding, Inc., Ser. GNW, 20.00%, 9/27/08 (Genworth Financial, Inc.) (e)	5,500	138
Eksportfinans ASA, Ser. TWX 13.00%, 11/1/08 (Time Warner, Inc.) (e)	10,600	176
Goldman Sachs Group, Inc., Ser. CSCO 9.75%, 12/19/08 (Cisco Systems, Inc.) (e)	7,450	204
Goldman Sachs Group, Inc., Ser. DISH 20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	131
Lazard Ltd.
6.625%, 5/15/08	4,600	160
Lehman Brothers Holdings, Inc., Ser. GIS 6.00%, 10/12/10 (General Mills, Inc.) (e)	7,700	190
Lehman Brothers Holdings, Inc., Ser. HPQ 20.00%, 2/24/08 (Hewlett Packard Co.) (e)	4,120	173
Lehman Brothers Holdings, Inc., Ser. UTX 8.50%, 8/25/08 (United Technologies Corp.) (e)	2,500	181
Morgan Stanley, Ser. DIS 20.00%, 3/24/08 (Walt Disney Co.) (e)	4,750	134

	Shares	Value (000s)

Morgan Stanley, Ser. GOOG
20.00%, 3/08/08, (Google, Inc.) (e)	370	$171
Morgan Stanley, Ser. T
20.00%, 1/31/08, (AT&T, Inc.) (e)	4,650	161
Platinum Underwriters Holdings Ltd., Ser. A
6.00%, 2/15/08	5,400	174
Svensk Exportkredit AB, Ser. TEVA ADR 10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd.) (e)	4,400	198
Svensk Exportkredit AB, Ser. XOM 12.50%, 12/12/08 (Exxon Mobil Corp.) (e)	2,000	182
Vale Capital Ltd, Ser. RIO 5.50%, 6/15/10 (Companhia Vale do Rio Doce) (e)	3,500	224
Washington Mutual, Inc., Ser. R,
7.75%, 12/18/12	30	26
Wells Fargo & Co., Ser. AAPL 8.00%, 6/01/08 (Apple, Inc.) (e)	1,500	202

		2,825

Hotels/Gaming—0.6%
Felcor Lodging Trust, Inc., Ser. A (c), 1.95%, 12/29/49	6,800	140

Industrial—1.5%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	140
Owens-Illinois, Inc.,
4.75%, 1/28/08	4,200	210

		350

Insurance—2.5%
Fortis Insurance NV (a),
6.375%, 8/15/08	160,000	265
Metlife, Inc.,
6.375%, 8/15/08	5,775	178
XL Capital Ltd.
7.75%, 1/26/08	6,800	129

		572

Oil & Gas—0.9%
Chesapeake Energy Corp. (b),
5.00%, 11/15/10	1,650	195

Pharmaceuticals—0.7%
Schering-Plough Corp.
6.00%, 8/13/10	700	170

Telecommunications—0.8%
Crown Castle International Corp.
6.25%, 8/15/12	3,150	192

Utilities—2.5%
AES Trust III
6.75%, 10/15/29	3,925	183
Entergy Corp.
7.625%, 2/17/09	2,850	204
NRG Energy, Inc.
5.75%, 3/16/09	485	182

		569

Total Convertible Preferred Stock (cost—$5,861)		5,695

12.31.07	Allianz Funds Semiannual Report	17

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES—25.5%
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	$200

Automotive—1.8%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	163
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	182
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	74

			419

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	174

Electronics—0.8%
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	198

Financial Services—0.8%
KAR Holdings, Inc. (a),
8.75%, 5/1/14	B3/CCC	200	185

Healthcare & Hospitals—1.9%
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	200	211
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	200
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			436

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/B+	200	204

Metals & Mining—0.9%
Steel Dynamics, Inc. (a),
7.375%, 11/1/12	Ba2/BB+	200	202

Multi-Media—0.9%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	205

Oil & Gas—3.2%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/B	200	194
Copano Energy LLC,
8.125%, 3/1/16	B2/B+	200	202
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B-	100	93
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/B+	250	256

			745

Printing/Publishing—1.6%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	200	179
Idearc, Inc.,
8.00%, 11/15/16	B2/B+	200	185

			364

Retail—4.9%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba3/B+	150	183

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	B3/CCC+	$200	$152
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	191
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	209
Rite Aid Corp.,
7.50%, 3/1/17	B3/BB-	200	177
Star Gas Partners L.P., Ser. B,
10.25%, 2/15/13	Caa3/CCC	200	209

			1,121

Technology—0.8%
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	176

Telecommunications—4.5%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	196
Cricket Communications, Inc.,
9.375%, 11/1/14	Caa1/CCC	200	188
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	254
Millicom International Cellular S.A.,
10.00%, 12/1/13	B2/B+	200	214
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	200

			1,052

Utilities—0.9%
PSE&G Energy Holdings LLC,
10.00%, 10/1/09	Ba3/BB-	200	212

Total Corporate Bonds & Notes (cost—$6,038)			5,893

CONVERTIBLE BONDS—4.8%
Automotive—0.7%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	150	150

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B2/B-	200	207

Technology—1.7%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	198
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	197

			395

Telecommunications—0.7%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	190	170

Utilities—0.8%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	184

Total Convertible Bonds (cost—$1,332)			1,106

U.S. TREASURY BILLS—4.5%
U.S. Treasury Bonds & Notes, 12.00%, 8/15/13 (cost—$1,053)		1,000	1,052

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—4.3%
Convertible Bonds—1.2%
Oil & Gas—0.9%
Devon Energy Corp.,
4.95%, 8/15/08	Baa2/BBB	$125	$219

Telecommunications—0.3%
Nortel Networks Corp.,
4.25%, 9/1/08	B3/B-	64	63

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $711; collateralized by Fannie Mae, 6.06% due 6/6/17, valued at $729 including accrued interest (cost—$711)	711	711

Total Short-Term Investments (cost—$950)		993

Total Investments before options written (cost—$23,493)—99.4%		22,948

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE) strike price $60, expires 2/16/08	25	(1)
AGCO Corp. (CBOE) strike price $75, expires 1/19/08	25	(2)
Baxter International, Inc. (CBOE) strike price $60, expires 2/16/08	20	(3)
Cigna Corp. (CBOE) strike price $56.625, expires 1/19/08	30	(1)
Coca-Cola Bottling Co. United, Inc. (CBOE) strike price $65, expires 2/16/08	25	(1)
Constellation Energy Group, Inc. (CBOE) strike price $105, expires 1/19/08	15	(2)
Deere & Co. (CBOE) strike price $100, expires 2/16/08	15	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $145, expires 1/19/08	10	(4)
EMC Corp. (CBOE) strike price $20, expires 1/19/08	60	(1)
Freeport-McMoran Copper & Gold, Inc. (CBOE) strike price $115, expires 2/16/08	15	(4)
Gilead Sciences, Inc. (CBOE) strike price $47.50, expires 2/16/08	30	(5)
Harris Corp. (CBOE) strike price $65, expires 2/16/08	25	(5)
Intel Corp. (CBOE) strike price $27.50, expires 1/19/08	55	(3)

18	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)
International Business Machines Corp. (CBOE) strike price $120, expires 2/16/08	10	$(1)
Intuitive Surgical, Inc. (CBOE) strike price $390, expires 1/19/08	5	— (d)
Johnson Controls, Inc. (CBOE) strike price $40, expires 1/19/08	35	— (d)
Juniper Networks, Inc. (CBOE) strike price $37.50, expires 1/19/08	45	(1)
L-3 Communications Holdings, Inc. (CBOE) strike price $110, expires 1/19/08	15	(1)
McDonald’s Corp. (CBOE) strike price $65, expires 3/22/08	25	(2)
McKesson Corp. (CBOE) strike price $67.50, expires 2/16/08	20	(4)
Medco Health Solutions, Inc. (CBOE) strike price $100, expires 1/19/08	15	(5)
Merck & Co., Inc. (CBOE) strike price $62.50, expires 1/19/08	25	— (d)
Microsoft Corp. (CBOE) strike price $37.50, expires 2/16/08	40	(3)
Molson Coors Brewing Co. (CBOE) strike price $55, expires 1/19/08	30	(1)
Monsanto Co. (CBOE) strike price $110, expires 1/19/08	15	(9)
National Oilwell Varco, Inc. (CBOE) strike price $80, expires 2/16/08	20	(5)
Oracle Corp. (CBOE) strike price $22.50, expires 1/19/08	65	(4)
Prudential Financial, Inc. (CBOE) strike price $105, expires 2/16/08	15	(1)
Qualcomm, Inc. (CBOE) strike price $45, expires 2/16/08	30	(1)
Schlumberger Ltd. (CBOE) strike price $100, expires 2/16/08	15	(6)
Textron, Inc. (CBOE) strike price $72.50, expires 1/19/08	25	(4)
Procter & Gamble Co. (CBOE) strike price $75, expires 1/19/08	20	(1)
Valero Energy Corp. (CBOE) strike price $75, expires 3/22/08	20	(5)
Verizon Communications, Inc. (CBOE) strike price $45, expires 1/19/08	30	(1)

Total Options Written (premiums received—$120)		(91)

Total Investments net of options written (cost—$23,374)—99.0%		22,857

Value (000s)

Other assets less other liabilities—1.0%	$222

Net Assets—100.0%	$23,079

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Maturity date shown is date of next call. The interest rate disclosed reflects the rate in effect on December 31, 2007.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is indentified in the parenthetical.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
NR—Not Rated

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	19

Schedule of Investments

NACM International Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Australia—6.3%
BHP Billiton Ltd. (d)	209,645	$7,329
Challenger Financial Services Group Ltd. (d)	666,164	2,885
Commonwealth Bank of Australia (d)	235,957	12,166
Leighton Holdings Ltd. (d)	173,288	9,169
Qantas Airways Ltd.	1,083,548	5,148
Rio Tinto Ltd.	23,644	2,751

		39,448

Belgium—0.5%
Tessenderlo Chemie NV	64,766	3,137

China—1.1%
China Resources Power Holdings Co.	1,066,000	3,691
Lee & Man Paper Manufacturing Ltd.	658,000	2,869

		6,560

Denmark—1.7%
FLSmidth & Co. AS	56,500	5,761
Novo Nordisk AS	76,700	5,007

		10,768

Finland—3.2%
Kesko Oyj	60,065	3,284
Nokia Oyj	437,646	16,813

		20,097

France—6.4%
BNP Paribas	42,152	4,573
Electricite de France	22,211	2,646
France Telecom S.A.	285,609	10,245
Peugeot S.A.	118,991	9,016
Renault S.A.	22,405	3,178
Total S.A.	129,204	10,698

		40,356

Germany—11.9%
BASF AG	92,935	13,782
BAYER AG	80,663	7,377
DaimlerChrysler AG	153,959	14,922
Deutsche Boerse AG	27,704	5,468
E.ON AG	65,073	13,834
RWE AG	44,066	6,178
Salzgitter AG	18,664	2,789
Volkswagen AG (d)	43,021	9,889

		74,239

Greece—1.4%
Coca Cola Hellenic Bottling Co. S.A.	99,090	4,276
National Bank of Greece S.A.	67,897	4,656

		8,932

Hong Kong—4.1%
ASM Pacific Technology	202,500	1,475
Cathay Pacific Airways Ltd.	2,377,000	6,174
Hang Lung Group Ltd.	493,000	2,679
Hong Kong Exchange & Clearing Ltd.	247,000	6,912
Kingboard Chemical Holdings Ltd.	372,000	2,169
New World Development Ltd.	1,426,000	5,010
Orient Overseas International Ltd.	130,000	956

		25,375

Ireland—0.3%
Irish Life & Permanent PLC	118,227	2,048

	Shares	Value (000s)

Italy—2.2%
Enel SpA	655,102	$7,790
Eni SpA	161,317	5,887

		13,677

Japan—12.3%
Daiichi Sankyo Co., Ltd.	80,500	2,477
Daikin Industries Ltd.	71,900	4,010
East Japan Railway Co.	210	1,727
Glory Ltd	109,000	2,505
Japan Tobacco, Inc.	194	1,147
KDDI Corp.	609	4,506
Mitsui & Co., Ltd.	320,000	6,682
Mitsui OSK Lines Ltd.	519,000	6,561
Mitsumi Electric Co., Ltd. (d)	66,200	2,215
Nikon Corp.	58,000	1,973
Nintendo Co., Ltd.	15,300	8,983
Nippon Telegraph & Telephone Corp.	752	3,738
Olympus Corp.	83,000	3,383
Shima Seiki Manufacturing Ltd.	56,500	2,591
Sony Corp. (d)	160,500	8,745
Sumitomo Corp.	444,100	6,214
Suzuken Co., Ltd.	56,700	2,018
Tokai Rika Co., Ltd.	70,400	2,171
Toshiba Corp. (d)	159,000	1,173
Yamada Denki Co., Ltd.	36,700	4,140

		76,959

Norway—2.0%
DNB NOR ASA	596,800	9,079
Yara International ASA	79,200	3,642

		12,721

Singapore—2.9%
Jardine Cycle & Carriage Ltd.	201,000	3,001
Oversea-Chinese Banking Corp.	440,000	2,508
Singapore Airlines Ltd.	240,070	2,884
Singapore Exchange Ltd.	704,000	6,449
Singapore Petroleum Co., Ltd.	382,000	1,994
Wing Tai Holdings Ltd.	847,000	1,567

		18,403

Spain—7.4%
ACS Actividades Construcciones y Servicios S.A.	111,129	6,581
Banco Santander Central Hispano S.A.	627,761	13,558
Iberdrola S.A.	391,274	5,928
Mapfre S.A. (d)	578,715	2,539
Telefonica S.A.	551,097	17,865

		46,471

Sweden—3.2%
Alfa Laval AB	45,300	2,544
Hennes & Mauritz AB, Ser. B	108,350	6,545
Nordea Bank AB	230,400	3,861
Trelleborg AB	192,400	4,015
Volvo AB, Ser. B	170,750	2,857

		19,822

Switzerland—7.3%
ABB Ltd.	491,917	14,183
Credit Suisse Group	33,430	2,012
Nestle S.A.	19,403	8,910
Swatch Group AG	7,902	2,376
Temenos Group AG (b)	131,974	3,247
Zurich Financial Services AG	50,201	14,733

		45,461

United Kingdom—23.7%
Aggreko PLC	163,645	1,718
Amec PLC	188,841	3,157

	Shares	Value (000s)

Anglo American PLC	77,331	$4,694
Barclays PLC	238,748	2,411
BG Group PLC	173,501	3,981
BHP Billiton PLC	239,132	7,292
BP PLC	1,142,063	13,956
British American Tobacco PLC	143,897	5,625
Charter PLC (b)	215,719	3,398
De La Rue PLC	183,020	3,558
Game Group PLC	200,317	992
Imperial Tobacco Group PLC	67,305	3,640
Old Mutual PLC	1,919,575	6,396
Rio Tinto PLC (d)	53,241	5,603
Royal Bank of Scotland Group PLC	316,791	2,797
Royal Dutch Shell PLC, Class A	195,257	8,243
Royal Dutch Shell PLC, Class B	443,547	18,490
Stagecoach Group PLC	836,738	4,702
Standard Chartered PLC	212,412	7,752
Standard Life PLC	547,531	2,743
Unilever PLC	330,086	12,380
Vodafone Group PLC	3,701,639	13,896
WM Morrison Supermarkets PLC	1,114,280	7,119
Xstrata PLC	54,557	3,828

		148,371

Total Common Stock (cost—$591,938)		612,845

SHORT-TERM INVESTMENTS—10.9%
Collateral Invested for Securities on Loan (c)—8.1%
Allianz Dresdner Daily Asset Fund (e)	31,317,287	31,317

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$9,000	9,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Suntrust Bank,
1.00% due 1/2/08	186	186

		50,503

Repurchase Agreement—2.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $17,713; collateralized by Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $18,068 including accrued interest (cost—$17,709)	17,709	17,709

Total Short-Term Investments (cost—$68,212)		68,212

Total Investments (cost—$660,150) (a)—108.8%		681,057

Liabilities in excess of other assets—(8.8%)		(54,985)

Net Assets—100.0%		$626,072

20	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM International Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $612,845, representing 97.89% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $47,976; cash collateral of $50,503 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	21

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.4%
Aerospace—3.1%
Rockwell Collins, Inc.	6,900	$496
Spirit Aerosystems Holdings, Inc., Class A (a)	8,400	290

		786

Automotive—1.6%
Oshkosh Truck Corp.	8,300	392

Capital Goods—5.5%
Cummins, Inc.	4,200	535
Foster Wheeler Ltd. (a)	1,900	295
Goodyear Tire & Rubber Co. (a)	6,700	189
Ingersoll-Rand Co., Ltd.	7,600	353

		1,372

Chemicals—5.6%
Celanese Corp., Ser. A	10,500	444
Eastman Chemical Co.	2,400	147
Lubrizol Corp.	6,300	341
Terra Industries, Inc. (a)	9,500	454

		1,386

Commercial Services—3.0%
Hewitt Associates, Inc., Class A (a)	10,000	383
Rollins, Inc.	18,650	358

		741

Consumer Discretionary—4.2%
Dollar Tree Stores, Inc. (a)	8,100	210
GameStop Corp., Class A (a)	4,900	304
Nike, Inc., Class B	2,200	141
Thor Industries, Inc.	5,600	213
Whirlpool Corp.	2,200	180

		1,048

Consumer Services—1.9%
Apollo Group, Inc., Class A (a)	3,300	231
Ball Corp.	5,500	248

		479

Consumer Staples—0.5%
Church & Dwight Co., Inc.	2,200	119

Drugs & Medical Products—1.3%
Forest Laboratories, Inc. (a)	9,200	335

Electronics—2.8%
Avnet, Inc. (a)	10,600	371
Thomas & Betts Corp. (a)	6,500	319

		690

Energy—9.2%
Continental Resources, Inc. (a)	18,700	489
Dresser-Rand Group, Inc. (a)	9,100	355
El Paso Corp.	24,500	423
First Solar, Inc. (a)	1,200	321
National-Oilwell Varco, Inc. (a)	5,000	367
Peabody Energy Corp.	5,600	345

		2,300

Environmental Services—2.3%
Republic Services, Inc.	7,900	247
Waste Management, Inc.	10,000	327

		574

Financial Services—5.2%
Fifth Third Bancorp.	13,000	327
IntercontinentalExchange, Inc. (a)	800	154
Jones Lang LaSalle, Inc.	3,500	249
ProLogis, REIT	4,400	279
WR Berkley Corp.	9,575	285

		1,294

	Shares	Value (000s)

Food—0.5%
Tyson Foods, Inc.	8,300	$127

Healthcare—8.1%
DaVita, Inc. (a)	2,100	118
Health Net, Inc. (a)	8,900	430
Hologic, Inc. (a)	2,100	144
Humana, Inc. (a)	2,800	211
Intuitive Surgical, Inc. (a)	1,400	454
Onyx Pharmaceuticals, Inc. (a)	4,400	245
Sepracor, Inc. (a)	9,900	260
Zimmer Holdings, Inc. (a)	2,400	159

		2,021

Hotels/Gaming—1.0%
Wynn Resorts Ltd.	2,300	258

Industrial—6.0%
AGCO Corp. (a)	5,800	394
Dover Corp.	7,900	364
L-3 Communications Holdings, Inc.	4,500	477
Teleflex, Inc.	4,200	265

		1,500

Machinery—1.1%
Snap-On, Inc.	5,600	270

Materials & Processing—4.9%
AK Steel Holding Corp. (a)	9,400	435
Allegheny Technologies, Inc.	3,400	294
Precision Castparts Corp.	2,100	291
Sherwin-Williams Co.	3,300	191

		1,211

Oil & Gas—8.3%
Atwood Oceanics, Inc. (a)	4,600	461
Diamond Offshore Drilling, Inc.	3,500	497
ENSCO International, Inc.	7,600	453
Patterson-UTI Energy, Inc.	11,100	217
Pride International, Inc. (a)	5,600	190
Unit Corp. (a)	5,600	259

		2,077

Restaurants—2.1%
CBRL Group, Inc.	7,000	227
Wendy’s International, Inc.	11,400	294

		521

Semi-conductors—5.8%
Analog Devices, Inc.	7,700	244
Broadcom Corp., Class A (a)	7,600	198
Integrated Device Technology, Inc. (a)	11,200	127
Intersil Corp.	5,600	137
MEMC Electronic Materials, Inc. (a)	5,400	478
NVIDIA Corp. (a)	7,400	252

		1,436

Technology—11.8%
Akamai Technologies, Inc. (a)	3,900	135
Autodesk, Inc. (a)	6,600	329
Belden, Inc.	3,200	143
Compuware Corp. (a)	19,100	170
Dun & Bradstreet Corp.	4,200	372
Electronic Arts, Inc. (a)	2,300	134
Expedia, Inc. (a)	6,200	196
Garmin Ltd.	1,900	184
Hubbell, Inc.	4,800	248
Juniper Networks, Inc. (a)	7,500	249
MasterCard, Inc.	800	172
Mettler Toledo International, Inc. (a)	3,500	398

	Shares	Value (000s)

Network Appliance, Inc. (a)	9,100	$227

		2,957

Telecommunications—0.9%
ADC Telecommunications, Inc. (a)	13,700	213

Transportation—0.4%
AMR Corp. (a)	7,900	111

Wholesale—1.3%
Genuine Parts, Co.	7,000	324

Total Common Stock (cost—$23,000)		24,542

	Principal Amount (000s)
Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $412; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $412 including accrued interest (cost—$412)	$412	412

Total Investments (cost—$23,412)—100.0%		24,954

Liabilities in excess of other assets—0.0%		(10)

Net Assets—100.0%		$24,944

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

22	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Australia—18.2%
AMP Bank Ltd. (d)	529,815	$4,598
Australia & New Zealand Banking Group Ltd. (d)	137,611	3,293
BHP Billiton Ltd.	302,859	10,587
BHP Billiton Ltd. ADR (d)	30,000	2,101
Commonwealth Bank of Australia (d)	136,612	7,044
CSL Ltd. (d)	253,335	8,026
Foster’s Group Ltd.	433,558	2,480
Incitec Pivot Ltd. (d)	152,366	15,557
National Australia Bank Ltd. (d)	300,940	9,913
Rio Tinto Ltd. (d)	96,500	11,226
Westpac Capital Corp. (d)	380,121	9,243

		84,068

China—4.4%
AAC Acoustic Technology Holdings, Inc. (b)	2,578,000	3,433
Aluminum Corp. of China Ltd.	914,000	1,845
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,788
Angang Steel Co., Ltd.	810,080	2,172
China Communications Construction Co., Ltd.	706,000	1,839
China Infrastructure Machinery Holdings Ltd.	1,118,000	1,754
China Shenhua Energy Co., Ltd., Class H	320,900	1,888
Industrial & Commercial Bank of China	1,472,000	1,043
Nine Dragons Paper Holdings Ltd.	827,100	2,052
Tencent Holdings Ltd.	350,000	2,656

		20,470

Hong Kong—9.8%
CLP Holdings Ltd.	628,000	4,267
Hongkong Land Holdings Ltd.	676,000	3,311
Kerry Properties Ltd.	367,629	2,939
Hong Kong & China Gas Co.	1,676,000	5,105
Melco International Development	2,395,000	3,578
Shangri-La Asia Ltd.	1,745,722	5,485
Sino Land Co.	1,404,000	4,899
Sun Hung Kai Properties Ltd.	559,000	11,727
Swire Pacific Ltd.	277,500	3,806

		45,117

India—3.9%
Reliance Communications Ltd.	416,169	7,792
Sterlite Industries India Ltd. (b)	391,762	10,151

		17,943

Japan—51.6%
Asics Corp.	356,000	5,100
Astellas Pharma, Inc.	133,000	5,768
Canon, Inc. (d)	42,100	1,927
Chugai Pharmaceutical Co., Ltd. (d)	537,700	7,690
Daiichi Sankyo Co., Ltd.	150,500	4,631
Daiseki Co., Ltd.	38,800	1,160
Denso Corp.	169,500	6,898
East Japan Railway Co.	982	8,077
Haseko Corp. (b)(d)	925,500	1,580
Hitachi Construction Machinery Co., Ltd.	125,900	3,737
Ibiden Co., Ltd.	116,300	8,042
Japan Steel Works Ltd.	518,000	7,511

	Shares	Value (000s)

Japan Tobacco, Inc.	2,542	$15,030
Kawasaki Heavy Industries Ltd.	1,059,000	3,098
KDDI Corp.	963	7,125
Kirin Brewery Co., Ltd.	245,000	3,594
Komatsu Ltd.	40,300	1,081
Kuraray Co., Ltd. (d)	290,000	3,499
Marubeni Corp.	879,000	6,159
Message Co., Ltd.	1,827	3,535
Mitsubishi Corp.	260,000	7,037
Mitsubishi Electric Corp.	398,000	4,122
Mitsubishi Heavy Industries Ltd.	343,000	1,458
Mitsubishi Rayon Co., Ltd. (d)	322,000	1,552
Mitsubishi UFJ Financial Group, Inc.	878,000	8,280
Mitsui & Co., Ltd.	316,000	6,599
Mitsui Engineering & Shipbuilding Co., Ltd.	432,000	1,660
Mitsui Fudosan Co., Ltd.	97,000	2,092
Mizuho Financial Group, Inc.	688	3,277
Nikon Corp. (d)	125,000	4,252
Nintendo Co., Ltd.	27,200	15,971
Nippon Telegraph & Telephone Corp.	1,035	5,145
Nitori Co., Ltd.	69,900	3,350
Nomura Holdings, Inc. (d)	152,500	2,555
Nomura Research Institute Ltd.	116,600	3,815
Secom Co., Ltd.	121,400	6,628
Sumitomo Corp.	284,500	3,981
Sumitomo Metal Industries Ltd.	1,091,000	4,989
Sumitomo Mitsui Financial Group, Inc. (d)	719	5,321
Suzuki Motor Corp.	150,900	4,524
Toho Titanium Co., Ltd. (d)	110,300	3,271
Tokyu Land Corp.	370,000	3,166
Tokyu Livable, Inc. (d)	131,400	1,522
Toshiba Corp. (d)	273,000	2,015
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,918
Toyo Tanso Co., Ltd. (d)	48,100	3,773
Toyota Boshoku Corp.	179,900	5,787
Toyota Motor Corp.	221,400	11,791

		238,093

Malaysia—2.4%
Burniputra Commerce Holdings Bhd	708,200	2,332
IOI Corp.	1,493,200	3,474
Knm Group Bhd	1,523,700	3,507
UEM World Bhd	1,571,300	1,846

		11,159

Singapore—2.5%
Ausgroup Ltd.	2,016,000	2,339
DBS Group Holdings Ltd.	343,000	4,868
Jiutian Chemical Group Ltd. (d)	3,167,000	1,029
UOL Group Ltd.	1,009,000	3,131

		11,367

South Korea—0.8%
STX Pan Ocean Co., Ltd. (b)	1,546,000	3,839

Taiwan—2.9%
Ardentec Corp.	3,569,259	2,480
ASE Test Ltd. (b)(d)	152,900	2,170
AU Optronics Corp. ADR (d)	154,141	2,959
Siliconware Precision Industries Co., Ltd.	1,406,000	2,470
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	235,300	2,344
Vanguard International Semiconductor Corp.	1,375,000	1,022

		13,445

Total Common Stock (cost—$385,658)		445,501

	Units	Value (000s)

WARRANTS (b)—0.0%
Singapore—0.0%
Jiutian Chemical Group Ltd. (cost—$0)	1,324,000	$138

SHORT-TERM INVESTMENTS—27.1%
	Shares
Collateral Invested for Securities on Loan (c)—23.6%
Allianz Dresdner Daily Asset Fund (e)	85,971,163	85,971

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$6,000	6,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Suntrust Bank,
1.00% due 1/2/08	1,991	1,991

		108,962

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $15,905; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $16,221 including accrued interest (cost—$15,902)	15,902	15,902

Total Short-Term Investments (cost—$124,864)		124,864

Total Investments (cost—$510,522) (a)—123.6%		570,503

Liabilities in excess of other assets—(23.6%)		(108,871)

Net Assets—100.0%		$461,632

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $434,140, representing 94.04% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $100,287; cash collateral of $108,962 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	23

Statements of Assets and Liabilities

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$228,365	$60,279	$33,522	$22,948	$681,057	$24,954	$484,532
Investments in Affiliates, at value	—	—	—	—	—	—	85,971
Repurchase agreement, at value	27,702	—	—	—	—	—	—
Cash	3,532	1	—	1	1	1	—
Foreign currency, at value	492	3	—	—	367	—	769
Security lending interest receivable (net)	—	—	—	—	14	—	47
Receivable for investments sold	4	4	—	253	—	—	—
Receivable for Fund shares sold	6,350	589	95	—	2,057	—	1,620
Dividends and interest receivable (net of foreign taxes)	177	48	25	223	1,077	19	980
Receivable from Adviser	170	—	—	106	—	—	—
	266,792	60,924	33,642	23,531	684,573	24,974	573,919

Liabilities:
Payable for investments purchased	$16,309	$1,291	$850	$238	$4	$—	$—
Options written, at value	—	—	—	91	—	—	—
Payable for Fund shares redeemed	269	39	15	—	7,195	8	2,456
Payable for collateral for securities on loan	—	—	—	—	50,503	—	108,962
Investment advisory fee payable	167	32	12	12	305	16	331
Administration fee payable	100	22	10	5	286	6	213
Distribution fee payable	11	23	11	—	109	—	96
Servicing fee payable	28	11	6	—	99	—	80
Payable for organization expense	173	—	—	106	—	—	—
Other liabilities	—	—	—	—	—	—	149
	17,057	1,418	904	452	58,501	30	112,287
Net Assets	$249,735	$59,506	$32,738	$23,079	$626,072	$24,944	$461,632

Net Assets Consist of:
Paid-in-capital	$228,596	$52,567	$29,370	$22,644	$625,094	$25,221	$399,154
Undistributed (dividends in excess of) net investment income	(292)	(84)	(79)	6	(147)	10	(1,124)
Accumulated net realized gain (loss)	(6,904)	221	524	945	(19,804)	(1,829)	3,753
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	28,335	6,802	2,923	(516)	20,929	1,542	59,849
	$249,735	$59,506	$32,738	$23,079	$626,072	$24,944	$461,632

Net Assets:
Institutional Class	$99,135	$52	$792	$21,918	$144,735	$24,853	$62,300
Administrative Class	—	27	19	—	13	—	—
Other Classes	150,600	59,427	31,927	1,161	481,324	91	399,332

Shares Issued and Outstanding:
Institutional Class	2,922	2	48	1,428	6,845	2,015	3,803
Administrative Class	—	1	1	—	1	—	—
Other Classes	4,470	3,117	2,043	76	23,071	7	25,442

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$33.93	$20.20	$16.46	$15.35	$21.14	$12.33	$16.38
Administrative Class	—	19.90	16.22	—	21.50	—	—

Cost of Investments	$200,030	$53,477	$30,599	$23,493	$660,150	$23,412	$424,551
Cost of Investments in Affiliates	$—	$—	$—	$—	$—	$—	$85,971
Cost of Repurchase Agreement	$27,702	$—	$—	$—	$—	$—	$—
Cost of Foreign Currency	$492	$3	$—	$—	$361	$—	$766
Premiums Received for Options Written	$—	$—	$—	$120	$—	$—	$—

24	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Statements of Operations

For the six months ended December 31, 2007 (unaudited)
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund*	NACM Pacific Rim Fund

Investment Income:
Interest	$241	$43	$18	$324	$391	$15	$481
Dividends, net of foreign withholding taxes	1,158	411	125	306	6,513	120	3,424
Security lending income (net)	—	—	—	—	115	—	268
Miscellaneous income	6	—	—	9	—	6	2
Total Income	1,405	454	143	639	7,019	141	4,175

Expenses:
Investment advisory fees	713	186	71	73	2,104	93	2,093
Administration fees	417	133	56	28	1,978	36	1,350
Distribution and/or servicing fees — Other Classes	144	205	94	2	1,452	—	1,110
Trustees' fees	6	2	1	1	29	1	19
Interest expense	—	—	—	—	32	—	1
Miscellaneous expense	4	—	—	1	—	1	—
Total Expenses	1,284	526	222	105	5,595	131	4,573
Net Investment Income (Loss)	121	(72)	(79)	534	1,424	10	(398)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,878	1,549	602	896	8,845	714	44,864
Options written	—	—	—	(77)	—	—	—
Foreign currency transactions	(364)	15	—	—	32	—	237
Payment from Affiliates	—	—	—	—	—	—	31
Net change in unrealized appreciation/depreciation of:
Investments	3,930	628	1,287	(491)	(51,300)	(1,675)	(36,936)
Options written	—	—	—	5	—	—	—
Foreign currency transactions	12	—	—	—	9	—	(33)
Net Realized and Change in Unrealized Gain (Loss)	14,456	2,192	1,889	333	(42,414)	(961)	8,163
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$14,577	$2,120	$1,810	$867	$(40,990)	$(951)	$7,765
*	For the period ending July 31, 2007 through December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	25

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM Growth Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$121	$(37)	$(72)	$(206)	$(79)	$(37)
Net realized gain (loss) on investments, options written and foreign currency transactions	10,514	5,667	1,564	4,424	602	670
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	3,942	16,411	628	5,073	1,287	1,497
Net increase (decrease) resulting from investment operations	14,577	22,041	2,120	9,291	1,810	2,130

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(122)	(36)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Other Classes	(223)	—	—	—	—
Class II—(Liquidated)	—	(28)	—	—	—	—

Net realized capital gains
Institutional Class	(3,887)	(507)	(2)	(1)	(15)	(15)
Administrative Class	—	—	(2)	(1)	—	—
Other Classes	(6,034)	—	(5,277)	(2,295)	(638)	(298)
Class II—(Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,266)	(898)	(5,281)	(2,297)	(653)	(313)

Fund Share Transactions:
Shares sold
Institutional Class	55,075	29,240	26	10	85	—
Administrative Class	—	—	—	—	—	—
Other Classes	142,891	22,742	14,678	15,629	10,745	21,814
Class II—(Liquidated)	—	7	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	3,998	543	2	1	15	15
Administrative Class	—	—	2	1	—	—
Other Classes	5,223	—	4,391	1,883	523	188
Class II—(Liquidated)	—	354	—	—	—	—
Cost of shares redeemed
Institutional Class	(25,991)	(9,701)	—	—	(38)	—
Administrative Class	—	—	—	—	—	—
Other Classes	(20,209)	(926)	(5,885)	(11,078)	(4,291)	(3,315)
Class II—(Liquidated)	—	(14,699)	—	—	—	—
Net increase (decrease) from Fund share transactions	160,987	27,560	13,214	6,446	7,039	18,702
Fund Redemption Fees	168	5	2	—	—	1
Total Increase (Decrease) in Net Assets	165,466	48,708	10,055	13,440	8,196	20,520

Net Assets:
Beginning of period	84,269	35,561	49,451	36,011	24,542	4,022
End of period*	$249,735	$84,269	$59,506	$49,451	$32,738	$24,542
*Including undistributed (dividends in excess of) net investment income of:	$(292)	$(68)	$(84)	$(12)	$(79)	$—

26	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Income & Growth Fund		NACM International Fund		NACM Mid-Cap Growth Fund			NACM Pacific Rim Fund

Six months ended December 31, 2007 (unaudited)	Period from February 28, 2007 to June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Period from April 1, 2007 to June 30, 2007	Year ended March 31, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$534	$342	$1,424	$7,100	$10	$(6)	$(49)	$(398)	$(1,408)
819	769	8,877	70,685	714	1,659	2,559	45,101	22,370
—	—	—	—	—	—	—	31	—
(486)	(30)	(51,291)	46,296	(1,675)	(505)	1,678	(36,969)	78,103
867	1,081	(40,990)	124,081	(951)	1,148	4,188	7,765	99,065

(442)	(286)	(2,665)	(892)	—	—	—	—	—
—	(5)	—	(1,207)	—	—	—	—	—
(18)	—	(5,474)		—	—	—	—	—
—	—	—	—	—	—	—	—	—

(691)	(42)	(19,860)	(5,571)	(968)	—	(134)	(7,305)	(2,728)
—	—	(2)	(1)	—	—	—	—	—
(29)	—	(72,853)	(16,763)	(1)	—	—	(50,104)	(17,546)
—	—	—	—	(1,869)	—	(1,088)	—	—
(1,180)	(333)	(100,854)	(24,434)	(2,838)	—	(1,222)	(57,409)	(20,274)

—	20,000	45,653	67,136	30,156	1	2	10,931	11,902
—	—	—	100	—	—	—	—	—
699	456	84,179	345,505	93	—	—	94,520	179,721
—	—	—	—	—	2,426	22,399	—	—

1,133	327	22,524	6,456	968	—	134	7,196	2,678
—	—	2	1	—	—	—	—	—
34	5	61,879	13,605	1	—	—	35,229	11,339
—	—	—	—	1,868	—	1,088	—	—

—	—	(18,769)	(75,756)	(13,851)	(1)	(318)	(4,542)	(6,792)
—	—	(105)	—	—	—	—	—	—
(10)	—	(166,241)	(78,548)	(1)	—	—	(68,078)	(81,656)
—	—	—	—	(17,632)	(3,483)	(24,517)	—	—
1,856	20,788	29,122	278,499	1,602	(1,057)	(1,212)	75,256	117,192
—	—	15	27	—	—	—	33	42
1,543	21,536	(112,707)	378,173	(2,187)	91	1,754	25,645	196,025

21,536	—	738,779	360,606	27,131	27,040	25,286	435,987	239,962
$23,079	$21,536	$626,072	$738,779	$24,944	$27,131	$27,040	$461,632	$435,987

$6	$(68)	$(147)	$6,568	$10	$—	$—	$(1,124)	$(726)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	27

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Institutional Class
12/31/2007+	$30.56	$0.08		$4.80	$4.88	$(0.05)
06/30/2007	19.43	(0.01)		11.63	11.62	(0.03)
4/1/2006 – 6/30/2006	20.59	0.07		(1.23)	(1.16)	—
03/31/2006	12.62	0.28		7.96	8.24	(0.27)
5/27/2004† – 3/31/2005	10.00	0.08		2.55	2.63	(0.01)
NACM Global Fund
Institutional Class
12/31/2007+	$21.11	$0.07		$0.96	$1.03	$—
6/30/2007	17.76	0.09		4.28	4.37	—
6/30/2006	15.62	(0.03)		2.85	2.82	—
6/30/2005	14.34	0.05		1.83	1.88	—
6/30/2004	11.74	(0.01)		3.55	3.54	—
7/19/2002 – 6/30/2003	10.00	(0.01)		1.80	1.79	(0.05)
Administrative Class
12/31/2007+	$20.85	$0.04		$0.95	$0.99	$—
6/30/2007	17.59	0.03		4.25	4.28	—
6/30/2006	15.52	0.02		2.73	2.75	—
6/30/2005	14.28	0.02		1.82	1.84	—
6/30/2004	11.73	(0.04)		3.53	3.49	—
7/19/2002 – 6/30/2003	10.00	(0.03)		1.80	1.77	(0.04)
NACM Growth Fund
Institutional Class
12/31/2007+	$15.54	$0.02		$1.23	$1.25	$—
6/30/2007	13.12	0.07		2.69	2.76	—
6/30/2006	12.89	0.06		1.18	1.24	—
6/30/2005	12.04	0.07		1.07	1.14	—
6/30/2004	11.25	(0.01)		0.93	0.92	—
7/19/2002 – 6/30/2003	10.00	(0.00	)(i)	1.25	1.25	—
Administrative Class
12/31/2007+	$15.33	$—		$1.22	$1.22	$—
6/30/2007	12.98	0.04		2.65	2.69	—
6/30/2006	12.79	0.03		1.17	1.20	—
6/30/2005	11.98	0.04		1.06	1.10	—
6/30/2004	11.23	(0.04)		0.92	0.88	—
7/19/2002 – 6/30/2003	10.00	(0.02)		1.25	1.23	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(f)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(i)	Less than $0.01 per share.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(n)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.50)	$(1.55)	$0.04		$33.93	16.09%	$99,135	1.34	%*	0.47	%*	71%
(0.46)	(0.49)	0.00	(i)	30.56	61.11	59,834	1.61	(e)	(0.06)		77
—	—	—		19.43	(5.63)	21,682	1.55		1.42		28
—	(0.27)	—		20.59	65.89	20,725	1.68	(k)	1.88		119
—	(0.01)	—		12.62	26.32	26,517	1.75	*(l)	0.56	*	59 (f)

$(1.94)	$(1.94)	$0.00	(i)	$20.20	4.78%	$52	1.06	%*	0.65	%*	36%
(1.02)	(1.02)	0.00	(i)	21.11	25.26	25	1.06		0.47		102
(0.68)	(0.68)	0.00	(i)	17.76	18.29	11	1.06	(j)	(0.22)		114
(0.61)	(0.61)	0.01		15.62	13.34	1,120	1.15	(d)	0.37		148
(0.95)	(0.95)	0.01		14.34	31.10	1,469	1.11		(0.07)		203
—	(0.05)	—		11.74	17.96	1,121	1.10	*(b)	(0.08	)*	260

$(1.94)	$(1.94)	$0.00	(i)	$19.90	4.64%	$27	1.31	%*	0.41	%*	36%
(1.02)	(1.02)	0.00	(i)	20.85	24.99	26	1.31		0.17		102
(0.68)	(0.68)	0.00	(i)	17.59	17.94	21	1.32		0.12		114
(0.61)	(0.61)	0.01		15.52	13.11	17	1.40	(d)	0.13		148
(0.95)	(0.95)	0.01		14.28	30.69	15	1.36		(0.32)		203
—	(0.04)	—		11.73	17.74	12	1.35	*(c)	(0.33	)*	260

$(0.33)	$(0.33)	$0.00	(i)	$16.46	8.04%	$792	0.76	%*	0.24	%*	48%
(0.34)	(0.34)	0.00	(i)	15.54	21.27	688	0.78		0.51		168
(1.01)	(1.01)	0.00	(i)	13.12	9.81	567	0.76	(g)	0.43		152
(0.29)	(0.29)	—		12.89	9.47	1,202	0.80	(d)	0.55		274
(0.13)	(0.13)	—		12.04	8.22	1,157	0.81		(0.11)		160
—	—	—		11.25	12.50	1,070	0.80	*(m)	0.02	*	167

$(0.33)	$(0.33)	$0.00	(i)	$16.22	7.95%	$19	1.01	%*	0.00	%*(i)	48%
(0.34)	(0.34)	0.00	(i)	15.33	20.96	18	1.03		0.26		168
(1.01)	(1.01)	0.00	(i)	12.98	9.56	15	1.01	(h)	0.22		152
(0.29)	(0.29)	—		12.79	9.18	13	1.05	(d)	0.30		274
(0.13)	(0.13)	—		11.98	7.88	12	1.05		(0.36)		160
—	—	—		11.23	12.30	11	1.05	*(n)	(0.22	)*	167

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	N et Asset Value Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Institutional Class
12/31/2007+	$15.57	$0.38		$0.23	$0.61	$(0.32)
2/28/2007 – 6/30/2007	15.00	0.25		0.56	0.81	(0.21)
NACM International Fund
Institutional Class
12/31/2007+	$26.35	$0.11		$(1.46)	$(1.35)	$(0.40)
6/30/2007	22.01	0.36		5.11	5.47	(0.15)
6/30/2006	16.29	0.32		6.05	6.37	(0.14)
6/30/2005	14.54	0.36		2.35	2.71	(0.34)
4/01/2004 – 6/30/2004	14.61	0.11		(0.18)	(0.07)	—
3/31/2004	8.98	0.19		5.73	5.92	(0.29)
Administrative Class
12/31/2007+	$26.34	$0.12		$(1.49)	$(1.37)	$(0.01)
6/30/2007	21.98	0.76		4.65	5.41	(0.07)
1/10/2006 – 6/30/2006	20.25	0.21		1.52	1.73	—
NACM Mid-Cap Growth Fund
Institutional Class
12/31/2007+	$14.37	$0.01		$(0.34)	$(0.33)	$—
4/1/2007 – 6/30/2007	13.77	(0.01)		0.61	0.60	—
3/31/2007	13.02	(0.04)		1.37	1.33	—
3/31/2006	10.69	(0.04)		2.85	2.81	—
3/31/2005	9.89	(0.04)		0.84	0.80	—
2/27/2004 – 3/31/2004†	10.00	(0.00	)(g)	(0.11)	(0.11)	—
NACM Pacific Rim Fund
Institutional Class
12/31/2007+	$18.10	$0.04		$0.44	$0.48	$—
6/30/2007	14.27	0.03		4.87	4.90	—
6/30/2006	10.10	0.04		4.66	4.70	(0.10)
6/30/2005	9.31	0.04		0.88	0.92	—
6/30/2004	6.31	0.01		2.97	2.98	—
6/30/2003	7.30	0.04		(1.03)	(0.99)	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.
(c)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(g)	Less than $0.01 per share.
(h)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/01/2004 to 3/31/2005.
(i)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(j)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/01/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 03/31/2004.

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.51)	$(0.83)	$—		$15.35		4.09%		$21,918	0.90	%*	4.80	%*	90%
(0.03)	(0.24)	—		15.57		5.29		21,080	0.91		4.94		127

$(3.46)	$(3.86)	$—		$21.14		(5.26)%		$144,735	1.06	%*	0.88	%*	98%
(0.98)	(1.13)	0.00	(g)	26.35		25.43		125,273	1.09		1.48		166
(0.51)	(0.65)	0.00	(g)	22.01		39.76		104,672	1.07		1.57		152
(0.62)	(0.96)	—		16.29		19.49		45,195	1.06	(d)(f)	2.26		107
—	—	—		14.54		(0.48)		10,255	1.18	*(h)(i)	3.06	*	29
—	(0.29)	—		14.61		66.48		10,305	1.35	(j)(c)	1.55		163

$(3.46)	$(3.47)	$—		$21.50		(5.37)%		$1	1.31	%*	0.93	%*	98%
(0.98)	(1.05)	0.00	(g)	26.34		25.12		122	1.33		3.01		166
—	—	0.00	(g)	21.98		8.54		11	1.33	*	2.08	*	152

$(1.71)	$(1.71)	$—		$12.33		(2.62)%		$24,853	1.05	%*	0.19	%*	118%
—	—	—		14.37		4.36		3,478	1.35	(s)	0.18		41
(0.58)	(0.58)	—		13.77		10.54		3,335	1.34		(0.34)		191
(0.48)	(0.48)	—		13.02		26.73		3,348	1.34	(p)(r)	(0.33)		160
—	—	—		10.69		8.09		5,566	1.34	(n)	(0.36)		146 (q)
—	—	—		9.89		(1.10)		5,347	1.35	(m)	(0.43)		14

$(2.20)	$(2.20)	$—		$16.38	(k)	2.41	%(k)	$62,300	1.36	%*	0.44	%*	45%
(1.07)	(1.07)	0.00	(g)	18.10		35.84		54,810	1.36		0.18		62
(0.44)	(0.54)	0.01		14.27	(b)	47.18	(b)	36,150	1.37		0.30		96
(0.13)	(0.13)	—		10.10		9.94		459	1.51	(f)	0.47		101
—	—	0.02		9.31		47.54		8,273	1.43		0.07		118
—	—	—		6.31		(13.05)		5,592	1.46	(e)	0.63		264
(k)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $16.38 and 2.41%, respectively.
(l)	Inception to date return.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.39%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.97%. The expense ratio net of the reimbursement and recoupment offset is 1.21%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.15%. The expense ratio net of the reimbursement and recoupment offset is 1.01%.
(q)	Due to the realignment of the Fund's portfolio in connection with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of $1,095,903 and the proceeds of sales of $1,041,817 have been excluded for the Portfolio Turnover calculation.
(r)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the fund did not exceed 1.33% throughout the year.
(s)	The expense ratio net of recoupment offset is 0.98%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	31

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, for NACM Income & Growth Fund are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed of each fund, excluding NACM Income & Growth Fund, no less frequently than annually. Effective January 2008, NACM Income and Growth Fund began

32	Allianz Funds Semiannual Report	12.31.07

declaring and distributing net investment income and/or short-term capital gains monthly.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$123,410; NACM Global Fund—$16,481; NACM International Fund—$339,156; and NACM Pacific Rim Fund—$187,371.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation

12.31.07	Allianz Funds Semiannual Report	33

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG, the Trust’s securities lending agent. Dresdner Bank AG is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner Bank AG for its services as securities lending agent for the six months ended December 31, 2007 was $72,776. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner Bank AG and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisers LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the border markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.50%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.60%
NACM Mid-Cap Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to $7.5 billion.

34	Allianz Funds Semiannual Report	12.31.07

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (depending on the length of the applicable Fund’s Holding Period). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
NACM Growth, NACM Income and Growth, and NACM Mid-Cap Growth Funds	*
NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free shares”), including, bit not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $279,961 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for

12.31.07	Allianz Funds Semiannual Report	35

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$240,349	$108,145
NACM Global Fund	24,524	18,546
NACM Growth Fund	19,406	13,436
NACM Income & Growth Fund	20,339	19,237
NACM International Fund	663,488	735,227
NACM Mid-Cap Growth Fund	52,438	30,152
NACM Pacific Rim Fund	215,298	201,442

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income &Growth Fund
	Contracts	Premiums Received
Balance at 6/30/2007	990	$137
Sales	1,882	250
Closing Buys	(1,268)	(183)
Exercises	—	—
Expirations	(734)	(84)
Balance at 12/31/2007	870	$120

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NACM Emerging Markets Opportunities	$227,732	$36,464	$(8,129)	$28,335
NACM Global	53,477	9,257	(2,455)	6,802
NACM Growth	30,599	4,082	(1,159)	2,923
NACM Income & Growth	23,493	611	(1,156)	(545)
NACM International	660,150	42,463	(21,556)	20,907
NACM Mid-Cap Growth	23,411	2,861	(1,318)	1,543
NACM Pacific Rim	510,522	85,573	(25,592)	59,981

36	Allianz Funds Semiannual Report	12.31.07

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund						NACM Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year Ended 6/30/2007		Six months ended 12/31/2007 (unaudited)			Year Ended 6/30/2007			Six months ended 12/31/2007 (unaudited)		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,611	$55,075	1,238	$29,240	1		$26	—		$10	5	$85	—	$—
Administrative Class	—	—	—	—	—		—	—		—	—	—	—	—
Other Classes	4,123	142,891	839	22,742	720		14,678	856		15,629	683	10,745	1,552	21,814
Issued in reinvestment of dividends and distributions
Institutional Class	117	3,998	27	543	—	*	2	—	*	1	1	15	1	15
Administrative Class	—	—	—	—	—	*	2	—	*	1	—	—	—	—
Other Classes	155	5,223	—	—	228		4,391	105		1,883	33	523	14	188

Cost of shares redeemed
Institutional Class	(764)	(25,991)	(423)	(9,701)	—		—	—		—	(2)	(38)	—	—
Administrative Class	—	—	—	—	—		—	—		—	—	—	—	—
Other Classes	(611)	(20,209)	(36)	(926)	(290)		(5,885)	(605)		(11,078)	(278)	(4,291)	(235)	(3,315)
Net increase (decrease) resulting from Fund share transactions	4,631	$160,987	1,645	$41,898	659		$13,214	356		$6,446	442	$7,039	1,332	$18,702

	NACM Income & Growth Fund				NACM International Fund
	Six months ended 12/31/2007 (unaudited)		Period from 2/28/2007† to 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	1,333	$20,000	1,782	$45,653	2,815	$67,136
Administrative Class	—	—	—	—	—	—	4	100
Other Classes	45	699	30	456	3,381	84,179	14,540	345,505
Issued in reinvestment of dividends and distributions
Institutional Class	74	1,133	21	327	1,037	22,524	270	6,456
Administrative Class	—	—	—	—	—	2	—	1
Other Classes	1	34	—	5	2,899	61,879	577	13,605
Cost of shares redeemed
Institutional Class	—	—	—	—	(729)	(18,769)	(3,085)	(75,756)
Administrative Class	—	—	—	—	(3)	(105)	—	—
Other Classes	—	(10)	—	—	(6,829)	(166,241)	(3,249)	(78,548)
Net increase (decrease) resulting from Fund share transactions	120	$1,856	1,384	$20,788	1,538	$29,122	11,872	$278,499

12.31.07	Allianz Funds Semiannual Report	37

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	NACM Mid-Cap Growth Fund
	Six months ended 12/31/2007 (unaudited)			Period from 4/1/2007† to 6/30/2007			Year Ended 3/31/2007
	Shares		Amount	Shares		Amount	Shares	Amount

Shares sold
Institutional Class	2,359		$30,156	—	*	$1	— *	$3
Administrative Class	—		—	—		—	—	—
Other Classes	8		93	—		—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	77		968	—		—	11	134
Administrative Class	—		—	—		—	—	—
Other Classes	—	*	1	—		—	—	—
Cost of shares redeemed
Institutional Class	(663)		(13,851)	—	*	(1)	(26)	(318)
Administrative Class	—		—	—		—	—	—
Other Classes	—	*	(1)	—		—	—	—
Net increase (decrease) resulting from Fund share transactions	1,781		$17,366	—		$—	(15)	$(181)

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Fiscal year end changed from March 31 to June 30.

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund. Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

10.	PAYMENT FROM AFFILIATES

During the six months ended December 31, 2007, the Sub-Adviser reimbursed NACM Pacific Rim Fund $30,775 for realized losses resulting from trading errors.

38	Allianz Funds Semiannual Report	12.31.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the sub-adviser for each Fund (collectively, the “Agreements”). The sub-adviser for the Funds appearing in this report is Nicholas-Applegate Capital Management LLC (“NACM”) (the “Sub-Adviser”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008. At in-person meetings held in 2007, the Board and the Independent Trustees also unanimously approved, for an initial 2-year term, each of the Agreements with respect to the Allianz NACM Mid-Cap Growth Fund (the “New Fund” and, collectively with the Funds that appear in this report and with respect to which Agreements were approved at the December meeting, the “Funds”), which commenced operations in 2007. Board approvals in 2007 of Agreements with respect to the NACM Income & Growth Fund have previously been described in the Fund’s last semi-annual report for the period ended June 30, 2007.

The material factors and conclusions that formed the basis of these approvals for the Funds, including the New Fund, are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation (or, in the case of the New Fund, the proposed initial approval) of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Funds.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Adviser, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included including additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed to for certain series of the Trust. The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Funds’ investment programs (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Funds, constructs the Funds’ portfolios, monitors the Funds’ compliance with investment restrictions, and reports to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions

12.31.07	Allianz Funds Semiannual Report	39

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

effected for the Funds and other clients. The Trustees reviewed the Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Pacific Rim, Global, International, Growth, and Emerging Markets Opportunities Funds. Only one and three years of performance information were presented for each Fund other than for the NACM Pacific Rim and International Funds (as to which five-year performance was presented) because of their short existences. The comparative information showed that for the NACM Emerging Markets Opportunities, Growth and Pacific Rim Funds, performance was above median for the performance universes for all periods. For the NACM Global and International Funds, performance was below median (in the third quartile) for the one-year period but above median for all other periods. Because the NACM Mid Cap Growth Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that management and oversight services of the Adviser and the Sub-Adviser are of a nature, quality and extent that were sufficient for renewal (or, in the case of the New Fund, initial approval).

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub- Adviser, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes), and that a number of series of the Trust had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total

40	Allianz Funds Semiannual Report	12.31.07

expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For all Funds other than the NACM Pacific Rim and Growth Funds, advisory fees were below median for the expense group. For the NACM Pacific Rim and Growth Funds, advisory fees were above median (in the third quartile) for the expense group. For the NACM Growth and Global Funds, total expense ratios were below median for retail and institutional expense groups. For the NACM Pacific Rim, International and Emerging Markets Opportunities Funds, total expense ratios were above median (in the third quartile) for all expense groups. Although the NACM Mid-Cap Growth Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the NACM Mid-Cap Growth Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). The Trustees also noted the Adviser’s stated willingness to discuss with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including a profitability report prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability, and other considerations described above, and concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for the Funds, effective January 1, 2008, as follows: an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Trustees took into account certain key points in evaluating economies of scale, including the Adviser’s commitment to restructure the Funds’ fee arrangements and to conduct a comprehensive breakpoint study, as described earlier. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation (and, in the case of the New Fund, initial approval) of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	41

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”)

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

600 West Broadway,

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC (“AGID”)

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”)

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

AZ801SA_20081

Allianz Funds Semiannual Report

DECEMBER 31, 2007

Stock Funds

Share Classes

Institutional
Administrative

CADENCE CAPITAL MANAGEMENT

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Focused Growth Fund

Allianz CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz NFJ International Value Fund

OPPENHEIMER CAPITAL

Allianz OCC Value Fund

Allianz OCC Renaissance Fund

Allianz OCC Small-Cap Value Fund

Allianz OCC Core Equity Fund

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Growth Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

Allianz OCC International Equity Fund

MULTI-MANAGER

Allianz Global Investors Multi-Style Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund care-fully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		26
Statements of Assets and Liabilities		50
Statements of Operations		54
Statements of Changes in Net Assets		58
Financial Highlights		64
Notes to Financial Statements		74
Board Approval of Investment Advisory and Portfolio Management Agreements		85

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	26
Allianz CCM Capital Appreciation Fund	7	27
Allianz CCM Emerging Companies Fund	8	29
Allianz CCM Focused Growth Fund	9	30
Allianz CCM Mid-Cap Fund	10	31
Allianz NFJ All-Cap Value Fund	11	33
Allianz NFJ Dividend Value Fund	12	34
Allianz NFJ International Value Fund	13	35
Allianz NFJ Large-Cap Value Fund	14	36
Allianz NFJ Mid-Cap Value Fund	15	37
Allianz NFJ Small-Cap Value Fund	16	38
Allianz OCC Core Equity Fund	17	40
Allianz OCC Equity Premium Strategy Fund	18	41
Allianz OCC Growth Fund	19	42
Allianz OCC International Equity Fund	20	43
Allianz OCC Opportunity Fund	21	44
Allianz OCC Renaissance Fund	22	45
Allianz OCC Small-Cap Value Fund	23	47
Allianz OCC Target Fund	24	48
Allianz OCC Value Fund	25	49

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. and global capital markets. Structural problems in U.S. subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financials and consumer discretionary sectors. The MSCI All Country World Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): Allianz Global Investors Multi-Style (2/99) and OCC Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Growth (3/99), OCC Opportunity (3/99), and OCC Renaissance (12/97 and 8/98, respectively). The oldest share class for the following Funds is the Institutional shares and the Admin shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06), NFJ Small-Cap Value (11/95), OCC Equity Premium Strategy Fund (4/01), and OCC Value (8/97). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/07 to 12/31/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2007	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds.

•

The Fund’s underperformance versus the benchmark was primarily driven by its overweight position in equities. While the Russell 3000 Index lost 1.84% and MSCI All Country World Ex-US Index rose by 3.93%, the Lehman Brothers Aggregate Bond Index registered a gain of 5.93%.

•	Most of the Fund’s overweight position in equity was focused in non-U.S. stocks and was beneficial to the Fund’s absolute performance.

•	The Funds’ overweight position in U.S. growth stocks helped performance, as growth stocks outpaced their value counterparts during the reporting period.

•

On a relative basis, the top performing sub-funds within the portfolio were Allianz OCC Target Fund and Allianz NFJ Small-Cap Value Fund. In contrast, Allianz NACM International Equity Fund and PIMCO Japanese Stock PLUS Total Return Fund underperformed.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Institutional Class	1.95%	7.79%	12.25%	—	7.90%
Russell 3000 Index	–1.84%	5.13%	13.63%	—	6.48%
Lehman Brothers Aggregate Bond Index	5.94%	6.96%	4.42%	—	5.56%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	2.01%	7.41%	11.23%	—	7.03%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	0.52%	5.34%	9.56%	—	5.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.88%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Fund Allocation

PIMCO Total Return	30.9%
PIMCO StocksPLUS	14.2%
NACM International	12.0%
RCM Large-Cap Growth	9.1%
OCC Renaissance	6.4%
RCM Mid-Cap	6.2%
OCC Value	5.1%
PIMCO Short-Term	3.8%
PIMCO High Yield	2.4%
Other	9.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,019.50	$1,024.63
Expenses Paid During Period	$0.51	$0.51

Expenses are equal to the ratio (0.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in the industrials sector was the most significant contributor to the Fund’s outperformance of the benchmark during the period. Shares of Jacobs Engineering Group, a global engineering and infrastructure firm, boosted returns. The company benefited from the substantial build of infrastructure in various parts of the globe, including India, China and the Middle East. As the company derives significant revenue from the oil business, rising crude prices also helped boost the stock.

•

Stock selection in the consumer discretionary sector also benefited the Fund. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon has benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Securities analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user. The comparison with brick-and-mortar retailers rather than high-technology companies sent shares higher.

•

In the technology sector, shares of the silicon wafer maker MEMC Electronic Materials climbed through the period on reported sales and earnings growth as well as Wall Street reaction to the announcement of a 10-year deal to supply solar chips to Germany’s Conergy, an installer of photovoltaic systems.

•

Companies in the consumer staples sector weighed on the Fund’s relative performance during the period. Conagra Foods shares fell on a recall of Banquet Pot Pies and reports that a chemical used for butter flavoring in microwave popcorn is linked to a lung ailment in popcorn plant workers. Safeway shares weakened in the period on weak sales and earnings news.

•	Stock selection in health care also detracted from the Fund’s relative performance, as shares of Biogen Idec declined when the company couldn’t find a buyer.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Institutional Class	7.33%	17.55%	14.53%	7.23%	12.26%
Allianz CCM Capital Appreciation Fund Administrative Class	7.21%	17.26%	14.24%	6.99%	12.00%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	9.24%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	10.79%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	6.55%	11.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.68% for Institutional shares and 0.93% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	28.8%
Financial Services	10.9%
Capital Goods	8.9%
Healthcare	8.8%
Energy	6.4%
Aerospace	4.8%
Consumer Services	3.8%
Industrial	3.8%
Other	23.1%
Cash & Equivalents — net	0.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,073.30	$1,072.10	$1,021.72	$1,020.46
Expenses Paid During Period	$3.54	$4.84	$3.46	$4.72

For each class of the Fund, expenses are equal to the expense ratio for the class (0.68% for Institutional Class, 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks lost momentum in the second half of 2007 as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over troubled subprime mortgage securities and the effects of a deflating price bubble in housing weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps.

•

Among technology companies, shares of Sigma Design contributed to positive returns relative to the benchmark. The maker of microprocessors for digital media products such as DVD players, set-top boxes and high-definition televisions, reported third-quarter sales that boosted share prices to an all time high during the period. The growth was fueled by growing demand for online video. Shares of network security company Blue Coat Systems advanced as the company significantly outpaced Wall Street estimates for sales and earnings growth. Blue Coat’s systems protect the wide area networks used by large corporations and other organizations to network users across multiple locations.

•

Among industrials, Team Inc delivered solid returns. The industrial maintenance company announced accelerating earnings growth for the period and raised guidance well into 2008. Company growth is attributable to stronger demand for valve repair and emissions monitoring for industrials companies. Dynamic Materials shares reached a 52-week high in the period on favorable analyst coverage and financial results that exceeded expectations. The company welds large metal plates for ships, boilers and combustion chambers using an explosive charge. Dynamic Materials is the dominant global player in a niche industry with extremely high barriers to entry.

•

In the consumer discretionary sector, shares of Gymboree fell through the period despite solid sales and earnings growth. The company discounted merchandise in the holiday season and provided sales and earnings guidance below analyst expectations. However, Gymboree continues to operate a durable retail franchise with strong presence in U.S. shopping malls and low debt relative to other retailers.

•

Among materials holdings, shares of Rock-Tenn, detracted from performance relative to the benchmark. Rock-Tenn, a leading manufacturer of paper and packaging products, reported fallen quarterly profits in the period due to a restructuring charge as well as an outage at one of its mills.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	–2.86%	2.53%	15.19%	8.42%	13.34%
Allianz CCM Emerging Companies Fund Administrative Class	–3.00%	2.27%	14.89%	8.15%	13.06%
Russell 2000 Growth Index	–2.08%	7.04%	16.49%	4.32%	7.22%
Lipper Small-Cap Growth Fund Average	–2.02%	8.70%	15.49%	7.48%	9.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.51% for Institutional shares and 1.76% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	22.9%
Consumer Services	11.2%
Healthcare	9.0%
Capital Goods	6.9%
Materials & Processing	6.3%
Consumer Discretionary	5.5%
Financial Services	5.5%
Aerospace	4.2%
Other	27.4%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$971.40	$970.00	$1,017.55	$1,016.29
Expenses Paid During Period	$7.48	$8.72	$7.66	$8.92

For each class of the Fund, expenses are equal to the expense ratio for the class (1.51% for Institutional Class, 1.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Shares of financials companies, affected by subprime mortgage weakness, detracted from the Fund’s returns. CNA Financial, provider of property and casualty insurance, fell during the period. The company reported weaker quarterly earnings in large part due to a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stock selection decisions in the technology sector also weighed on performance. Despite higher quarterly profits, analysts downgraded software provider Cadence Design’s stock, which the Fund sold in December, on concerns about a new revenue-recognition licensing model. Analysts cited the potential for slower growth, noting that Cadence subscriptions fell 50% as customers moved to the new model. Other analysts contended that the stock drop was an overreaction and reiterated confidence that the company’s underlying bookings remain intact.

•

In the industrials sector, shares of aircraft maker Textron rose early in the period on news of a tripling of quarterly profits and other financials that beat analysts’ expectations. Heightened demand for private aviation fueled the unprecedented growth for the company, which raised its full-year outlook for earnings from continuing operations.

•

Stock selection in the consumer discretionary sector contributed positively to returns. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Institutional Class	1.06%	12.84%	16.55%	—	2.50%
Allianz CCM Focused Growth Fund Administrative Class	0.99%	12.57%	16.28%	—	2.25%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	–0.41%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	3.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	31.2%
Healthcare	12.7%
Energy	10.8%
Consumer Staples	6.7%
Aerospace	4.7%
Financial Services	4.6%
Consumer Discretionary	4.5%
Materials & Processing	4.5%
Other	16.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,010.60	$1,009.90	$1,021.62	$1,020.36
Expenses Paid During Period	$3.54	$4.80	$3.56	$4.82

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Among industrials, shares of industrial equipment distributor Agco were among the strongest contributors to the Fund. The company reported third-quarter profits that rose on a lower tax rate and strong global demand for farm machinery. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

Among health care stocks, shares of Intuitive Surgical, which the Fund sold in October, advanced during the period. The maker of medical robots that perform surgeries reported a doubling of quarterly profits on sales of its da Vinci surgical system. The system is designed to reproduce doctors’ hand movements during surgery.

•

Shares of financial companies, affected by subprime mortgage weakness, weighed on returns. CNA Financial provider of property and casualty insurance, fell when the company reported weaker quarterly earnings. The drop was caused in large part by a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stocks in the consumer discretionary sector had a negative impact on the Fund’s absolute performance and a positive impact on relative performance during the period. The Fund owned shares of Dollar Tree for most of the period but sold it at the end of November, when earnings came in line but revenues and guidance were both light. The company’s stock continued to fall for the remainder of the reporting period.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Institutional Class	6.53%	22.02%	17.52%	8.51%	12.81%
Allianz CCM Mid-Cap Fund Administrative Class	6.44%	21.76%	17.23%	8.25%	12.53%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.76%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	15.70%	9.40%	11.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.69% for Institutional shares and 0.94% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	25.1%
Energy	12.5%
Capital Goods	9.4%
Financial Services	8.6%
Healthcare	6.3%
Consumer Staples	6.3%
Consumer Discretionary	5.8%
Chemicals	4.3%
Other	20.3%
Cash & Equivalents — net	1.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,065.30	$1,064.40	$1,021.72	$1,020.46
Expenses Paid During Period	$3.53	$4.83	$3.46	$4.72

For each class of the Fund, expenses are equal to the expense ratio for the class (0.68% for Institutional Class, 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in health care detracted from returns. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

While an underweight position in the financial sector helped the Fund performance relative to the benchmark, stock selection in the sector detracted. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

In the materials sector, shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Institutional Class	–10.59%	–5.08%	13.91%	—	15.26%
Allianz NFJ All-Cap Value Fund Administrative Class	–10.73%	–5.34%	13.62%	—	14.96%
Russell 3000 Value Index	–6.62%	–1.02%	14.69%	—	13.00%
Lipper Multi-Cap Value Fund Average	–7.06%	0.09%	13.72%	—	12.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.18% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.2%
Industrial	13.8%
Energy	12.7%
Consumer Discretionary	9.2%
Healthcare	8.9%
Utilities	7.1%
Materials	6.9%
Consumer Staples	4.6%
Other	4.6%
Cash & Equivalents — net	7.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$894.10	$892.70	$1,020.56	$1,019.30
Expenses Paid During Period	$4.33	$5.52	$4.62	$5.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection as well as an overweight position in the energy sector helped performance relative to the benchmark. Brazil’s state-run oil firm Petroleo Brasileiro, or Petrobras, benefited from higher oil prices and news that tests at a second well in the Tupi oil field near Rio de Janeiro confirmed the discovery of light oil. By November, the company had announced that the Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels per day as the result of six new platforms that entered operations in 2007. The company continues to deliver positive performance, backed by Brazil’s strong economy and global demand for oil.

•

In the information technology sector, shares of disc drive maker Seagate Technology benefited returns as a better-than-expected market for personal computers and improved pricing for the company’s memory devices boosted share prices. Analysts expect the consumer tech market to continue expanding. Strong holiday sales of high tech devices, in an otherwise lackluster retail season, also helped the stock.

•

Stock selection in the financials sector detracted from Fund performance. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

Stock selection in the consumer discretionary sector weighed on performance. Gannett, the largest U.S. newspaper publisher, continued to be impacted by the downturn in classified advertising for homes, help wanted and autos. As more readers turn to the Internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue. In addition, newspapers face stiff online competition from Craigslist, Monster.com and similar websites.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Institutional Class	–3.80%	4.66%	16.46%	—	12.86%
Allianz NFJ Dividend Value Fund Administrative Class	–3.95%	4.35%	16.15%	—	12.57%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	—	7.16%
Lipper Equity Income Fund Average	–3.07%	4.00%	13.05%	—	6.60%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.67% for Institutional shares and 0.91% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Energy	19.2%
Financial Services	16.8%
Consumer Staples	13.1%
Consumer Discretionary	11.5%
Healthcare	10.4%
Telecommunications	6.0%
Industrial	6.0%
Materials & Processing	5.8%
Other	7.7%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$962.00	$960.50	$1,021.82	$1,020.56
Expenses Paid During Period	$3.25	$4.48	$3.35	$4.62

For each class of the Fund, expenses are equal to the expense ratio for the class (0.66% for Institutional Class, 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks lost momentum in the second half of 2007, as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over the globally expanding effects of troubled U.S. subprime mortgage securities weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps. Emerging market stocks outperformed developed markets for the period but also slowed in the fourth quarter.

•

Among materials stocks, shares of Korea steelmaker Posco advanced to a 51-week high in September, boosted by weaker prices for nickel, a key material in stainless steel which Posco produces. Shares also rose with the company’s announced plans to invest $250 million in building an auto steel plate plant in Mexico by June 2009. Shares of Ternium, a steel producer operating in Latin America, helped performance. The company sold off a division during the period and the move, combined with new and upgraded analyst coverage, propelled Ternium shares to a new high.

•

Among energy companies, shares of Petrobras, Brazil’s state-run oil firm, delivered positive performance, backed by Brazil’s strong economy and global demand for oil. In November, the company announced that its Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels/day, the result of six new platforms entering operations in 2007.

•

In the utilities sector, shares of Korea Electric Power detracted from relative performance. Rising fuel prices led to declining earnings estimates and analyst downgrades for the power company, which holds significant potential for long-term benefit from economic development in China. Shares of Brazilian electric utility Companhia Paranaense de Energia or Copel advanced in the period on sales and earnings growth tied to the expansion of the Brazilian economy.

•

Among telecommunications companies, shares of Telmex declined in the period on plans by the Mexican government to sell a portion of the wireless spectrum at auction. The move, designed to boost competition in Mexico’s highly consolidated telecomm industry, was seen as weakening Telmex’s hold on the market. Telmex announced plans late in the period to enhance shareholder value by spinning off the company’s high performing international operations from its more stable core operations.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Institutional Class	5.76%	27.42%	—	—	32.46%
MSCI AC World Index ex USA	3.93%	16.67%	—	—	25.39%
Lipper International Multi-Cap Value Fund Average	–2.04%	8.70%	—	—	22.79%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.06% for Institutional shares and 1.31% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Canada	14.9%
United Kingdom	10.7%
South Korea (Republic of )	8.1%
Brazil	7.1%
Germany	5.8%
Mexico	5.5%
Norway	4.0%
Netherlands	3.7%
Other	33.9%
Cash & Equivalents — net	6.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,057.60	$1,019.91
Expenses Paid During Period	$5.38	$5.28

Expenses are equal to the ratio (1.04% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in materials helped boost performance. Shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

•

In the health care sector, shares of drug maker Merck rose to become the one of sector’s biggest gainers of 2007 after the company negotiated an end to Vioxx lawsuits and enjoyed strong launches of key new drug therapies. Shares of managed care provider Cigna also advanced in the period, boosted by an enthusiastic response by investors to the company’s announced plans to purchase Great-West Healthcare. The acquisition is seen as strengthening Cigna’s position in western U.S. markets.

•

Stock selection among financial services stocks detracted from performance relative to the benchmark. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

An overweight position in the consumer discretionary sector detracted from returns as compared to the benchmark. Gannett, the largest U.S. newspaper publisher and owner of USA Today, continued to be impacted by the downturn in ads for home sales, help-wanted and automotive. As more readers turn to the internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Institutional Class	–4.55%	3.90%	15.37%	—	11.72%
Allianz NFJ Large-Cap Value Fund Administrative Class	–4.83%	3.47%	15.07%	—	11.43%
Russell Top 200 Value Index	–4.84%	0.24%	13.12%	—	4.86%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	—	6.02%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.72% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	22.5%
Energy	15.9%
Consumer Discretionary	12.4%
Materials & Processing	9.8%
Healthcare	7.8%
Industrial	7.5%
Consumer Staples	7.2%
Telecommunications	6.0%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$954.50	$951.70	$1,021.67	$1,020.41
Expenses Paid During Period	$3.39	$4.61	$3.51	$4.77

For each class of the Fund, expenses are equal to the expense ratio for the class (0.69% for Institutional Class, 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection among health care companies detracted from performance relative to the benchmark. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

Shares of consumer discretionary stocks weighed on performance relative to the benchmark as a slowdown in economic growth took its toll on consumer spending. Earlier this year, retailer Limited Brands sold a 75% stake of their apparel stores to a private equity firm in order to raise cash and concentrate on its Victoria’s Secret and Bath & Body Works lines. Unfortunately, economic headwinds and pricing pressure continued to soften the company’s profit margins and sales figures.

•

An overweight position as well as stock selection in the energy sector helped the Fund performance relative to the benchmark for the period. The portfolio’s positions in successful exploration and production companies were significant contributors to returns. Shares of global oil and gas producer Hess rose on higher crude oil prices and favorable analyst coverage. Anadarko Petroleum’s stock price advanced with reports of increased full-year production estimates and the discovery of new reserves in the Gulf of Mexico.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

Stock selection as well as an overweight position in the industrials sector benefited the Fund relative to the benchmark. Shares of Parker-Hannifin, which makes motion and control technologies and systems, benefited from strong sales growth in the company’s industrial, international and aerospace segments.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Institutional Class	–9.71%	–0.74%	—	—	5.72%
Russell Midcap Value Index	–9.31%	–1.43%	—	—	6.17%
Lipper Mid-Cap Value Fund Average	–8.20%	1.98%	—	—	8.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.86%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	24.5%
Industrial	17.7%
Consumer Discretionary	14.0%
Energy	10.0%
Utilities	7.8%
Consumer Staples	7.2%
Materials & Processing	5.1%
Information Technology	5.0%
Other	6.0%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$902.90	$1,020.76
Expenses Paid During Period	$4.16	$4.42

Expenses are equal to the ratio (0.88% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks lost momentum in the second half of 2007 as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over troubled subprime mortgage securities and the effects of a deflating price bubble in housing weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps.

•

Stock selection in industrials companies helped the Fund’s performance relative to the benchmark. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

An overweight position and stock selection in the materials sector contributed positively to returns. Shares of Agnico Eagle Mines advanced in the period, as a falling U.S. dollar boosted shares of gold producers. A declining dollar can sometimes act as a boost for gold, as investors shift assets to safer havens during periods of inflation.

•

Stock selection in the industrials sector detracted from relative performance during the period. Shares of Arkansas Best, a trucking company, declined among falling shipping rates and rising fuel costs.

•

An overweight position in the energy sector contributed positively to returns versus the benchmark however, stock selection decisions detracted. Shares of crude oil refiner Western Refining drifted lower amid generally negative sentiment for refiners. Weaker demand, rising use of ethanol and the return to operations of a few large refineries dampened investor enthusiasm for independent refiners. Disappointing third-quarter earnings resulted from lower refining margins and planned maintenance on facilities contributing to lower output at Western’s plants.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Institutional Class	–4.51%	6.53%	17.81%	11.17%	14.18%
Allianz NFJ Small-Cap Value Fund Administrative Class	–4.62%	6.31%	17.31%	10.78%	13.82%
Russell 2000 Value Index	–13.08%	–9.77%	15.80%	9.06%	13.46%
Lipper Small-Cap Value Fund Average	–12.37%	–5.54%	14.94%	8.82%	12.16%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.82% for Institutional shares and 1.07% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Industrial	21.0%
Financial Services	18.5%
Materials & Processing	13.4%
Energy	13.2%
Utilities	10.7%
Consumer Staples	6.6%
Consumer Discretionary	6.4%
Healthcare	4.0%
Other	2.6%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$954.90	$953.80	$1,021.01	$1,019.76
Expenses Paid During Period	$4.03	$5.25	$4.17	$5.43

For each class of the Fund, expenses are equal to the expense ratio for the class (0.82% for Institutional Class, 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment, that the portfolio manager believes are undervalued in the marketplace.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund’s industrial stocks performed well. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Motion and control systems manufacturer Parker Hannifin rose on strong financial results and increased global demand for its products.

•

The Fund’s technology stocks also outperformed, led by telecommunications equipment manufacturer Nokia and Internet firm Google. The Nokia gained on higher quarterly profits and strong demand for cell phones and multi-media devices, while Google rose in response to higher earnings and increased online advertising.

•

Financial stocks were the biggest detractors from overall Fund Performance. Bond insurer Ambac Financial fell in the wake of a third-quarter loss and concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•

The Fund’s telecommunications stocks underperformed due to Latin American wireless telecom services provider NII Holdings. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/05)
Allianz OCC Core Equity Fund Institutional Class	–1.77%	5.06%	—	—	9.94%
S&P 500 Index	–1.36%	5.50%	—	—	10.30%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	—	—	9.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.72%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	15.6%
Financial Services	12.3%
Healthcare	12.2%
Energy	8.2%
Capital Goods	6.8%
Consumer Staples	3.5%
Telecommunications	2.7%
Consumer Discretionary	2.2%
Other	7.6%
Cash & Equivalents — net	28.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$982.30	$1,021.57
Expenses Paid During Period	$3.54	$3.61

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund benefited from the relative performance of its technology stocks, led by Internet firm Google, which advanced in response to higher earnings and increased online advertising. Credit card franchising and transaction processing company MasterCard rose on stronger-than-expected third-quarter earnings as the company capitalized on growth opportunities in international and emerging markets.

•

The Fund’s industrial holdings also outperformed. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Diversified manufacturer United Technologies similarly gained on higher profits.

•

Financial stocks were the biggest detractors. Bond insurer MBIA fell in response to a third-quarter loss and investor concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•	The Fund’s telecommunications stocks also underperformed. Telecom services provider Sprint Nextel was down on concerns about recent declines in the company’s market share.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Institutional Class	–1.92%	5.85%	12.38%	9.90%	12.47%
Allianz OCC Equity Premium Strategy Fund Administrative Class	–1.94%	5.55%	12.16%	9.61%	12.18%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	11.27%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	11.70%	5.04%	9.86%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.88% for Institutional shares and 1.13% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	22.9%
Financial Services	16.4%
Healthcare	13.0%
Energy	10.4%
Capital Goods	7.9%
Consumer Staples	7.4%
Telecommunications	5.9%
Aerospace	5.2%
Other	10.8%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$980.80	$980.60	$1,020.76	$1,019.51
Expenses Paid During Period	$4.33	$5.58	$4.42	$5.69

For each class of the Fund, expenses are equal to the expense ratio for the class (0.87% for Institutional Class, 1.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Large-cap growth stocks performed well in the second half of 2007 despite turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Growth Index, energy and materials stocks posted the biggest gains, while telecommunications services and consumer discretionary stocks had the biggest losses.

•

The Fund outperformed the index due to stock selection across most market sectors, led by its industrial investments. Diversified manufacturer Textron was the top contributor in the industrial sector, advancing on strong third-quarter revenues and earnings. Metal components manufacturer Precision Castparts gained in response to improved earnings and continued strong demand in its major end markets.

•

The Fund also outperformed in the technology, consumer discretionary, materials, health care and consumer staples sectors. Internet firm Goggle was the top contributor among the Fund’s tech holdings, rising sharply on higher quarterly earnings and the continued growth of online advertising. Hilton Hotels led the Fund’s consumer discretionary stocks, while agricultural products supplier Monsanto was the leading contributor in materials.

•

Energy stocks were the largest detractors relative to the index. Drilling contractor Diamond Offshore was the biggest contributor, advancing on higher earnings, while drilling contractor Nabors Industries was the biggest detractor, declining when earnings weakened.

•

The Fund’s telecommunications investments lagged due to NII Holdings, which provides wireless telecom services in Latin America. The company posted better-than-expected third-quarter earnings and showed continued strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber growth in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Institutional Class	7.24%	19.12%	14.99%	5.69%	12.64%
Allianz OCC Growth Fund Administrative Class	7.11%	18.83%	14.71%	5.40%	12.34%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	11.51%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	10.80%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.76% Institutional shares and 1.01% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	20.8%
Financial Services	11.3%
Energy	6.3%
Consumer Staples	5.1%
Capital Goods	4.1%
Chemicals	3.3%
Aerospace	3.0%
Other	10.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,072.40	$1,071.10	$1,021.32	$1,020.10
Expenses Paid During Period	$3.91	$5.21	$3.81	$5.08

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	19

Allianz OCC International Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC International Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of non-U.S. issuers which the portfolio manager believes are undervalued in the marketplace. The Fund invests primarily in companies with market capitalizations of greater than $5 billion, although it may also invest in smaller capitalization companies.

•

International stocks edged slightly higher in the second half of 2007, as measured by the MSCI EAFE Index in U.S. dollars, despite a slowing rate of economic growth in many parts of the world. European stock markets were the strongest followed by Asia/Pacific, excluding Japan. By contrast, the stock markets in Japan and the U.K. fell. By market segment, telecommunications services, utility and consumer staple stocks had the highest returns while financial stocks showed the biggest losses.

•	Emerging market stocks were the Fund’s best performers by region, led by Brazilian oil company Petrobas. The stock rose sharply on record oil prices and the strength of the Brazilian economy.

•

The Fund’s U.K. investments also outperformed. Consumer goods manufacturer Unilever was the top contributor in that market, advancing on improved earnings. Although costs for raw materials such as edible oils and dairy products increased, the company was able to pass along these increases to the consumer. Grocery-store chain Tesco and mobile telecom firm Vodafone also outperformed.

•

The Fund’s European investments generally underperformed. French luxury goods maker PPR was down on concerns about the impact of the slowing U.S. economy. Swedish ball bearing manufacturer SKF fell on fears that sales may weaken as global economic growth slows. The Fund’s German holdings did well, led by utility RWE, which benefited from rising electricity prices.

•

The Japanese stock market experienced turmoil during the reporting period. The Fund’s biggest detractor there was financial services company Orix, which fell with other consumer lending firms due to credit cost concerns.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (07/05/06)
Allianz OCC International Equity Fund Institutional Class	0.81%	11.87%	—	—	17.27%
MSCI EAFE Index	0.39%	11.18%	—	—	17.54%
Lipper International Multi-Cap Value Fund Average	–2.04%	8.70%	—	—	15.98%

†The Fund began operations on 07/05/06. Index comparisons began on 06/30/06.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.07%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Japan	17.8%
France	16.1%
United Kingdom	14.5%
Germany	9.4%
Greece	5.5%
Switzerland	4.9%
Australia	4.2%
Sweden	3.7%
Other	21.7%
Cash & Equivalents — net	2.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,008.10	$1,019.81
Expenses Paid During Period	$5.35	$5.38

Expenses are equal to the ratio (1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell 2000 Growth Index, materials and health care issues turned in the biggest gains, while consumer discretionary and financial stocks showed the largest losses.

•

The Fund’s energy investments performed well, led by natural gas and crude oil producer Quicksilver Resources, which advanced in response to record oil prices and higher quarterly revenues and earnings. Oil and gas companies Delta Petroleum and Petrohawk Energy also contributed.

•

The Fund’s consumer discretionary, technology and consumer staple investments also outperformed. Global Sources, which provides business-to-business marketing services, was the leading contributor among the Fund’s consumer discretionary holdings, while software developer Opsware led the Fund’s technology investments.

•

Detracting most from performance during the reporting period were the Fund’s industrial investments. Force Protection fell sharply after the company was awarded an unexpectedly small portion of the military’s latest order for mine-resistant ambush protected vehicles.

•

Although the Fund’s health care investments produced positive returns, they trailed the return of the health care sector of the index. Biopharmaceuticals company MGI Pharma rose on news the company is being acquired by Japanese pharmaceuticals firm Eisai. Specialty pharmaceutical company Durect gained on positive results from a Phase IIb clinical trial of POSIDUR, a medication for the treatment of post-operative pain in patients undergoing inguinal hernia repair. Medical software provider Vital Images was the sector’s biggest detractor. The company’s stock declined after it reported disappointing earnings and lowered its revenue forecast.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Institutional Class	–3.71%	8.76%	19.86%	7.80%	14.12%
Allianz OCC Opportunity Fund Administrative Class	–3.85%	8.46%	19.54%	7.59%	13.86%
Russell 2000 Growth Index	–2.08%	7.04%	16.49%	4.32%	7.95%
Lipper Small-Cap Growth Fund Average	–2.02%	8.70%	15.49%	7.48%	10.60%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.17% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	26.0%
Healthcare	18.6%
Energy	9.8%
Commercial Services	7.2%
Consumer Services	5.7%
Telecommunications	4.9%
Capital Goods	4.6%
Industrial	4.1%
Other	18.7%
Cash & Equivalents — net	0.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$962.90	$961.50	$1,020.56	$1,019.30
Expenses Paid During Period	$4.49	$5.72	$4.62	$5.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	21

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

The stock market declined in the second half of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell Midcap Value Index, energy stocks posted the largest gains, while consumer discretionary, telecom services and financial issues were down the most.

•

The Fund outperformed the index in every market sector except consumer discretionary and telecom services. Its energy stocks also performed well. Oil and gas company Hess Oil was the top contributor, rising in response to escalating crude oil prices and sharply higher earnings. Offshore energy production and processing equipment FMC Technologies was also a major contributor to relative performance.

•

Aerospace and defense supplier Goodrich was a top contributor in the industrial sector, advancing on higher earnings and increased management guidance. Phosphate and potash producer Mosaic was a leading contributor in materials, rising on strong demand and prices for its products, which are used in fertilizer. Among financial stocks, a top contributor was specialty insurance company Assurant, as the growth of its creditor-placed homeowners insurance business accelerated due to fallout in the housing industry.

•

Bond insurer MBIA was the biggest detractor from performance during the reporting period, falling due to a third-quarter loss and investor concerns about a potential credit downgrading. Commercial lender CIT Group declined on analyst fears that the company’s loan portfolio might hold greater default risk than previously believed. Other detractors included telecom services firm Sprint Nextel and retailer Family Dollar Stores.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Institutional Class	–2.20%	5.97%	16.29%	12.37%	13.73%
Allianz OCC Renaissance Fund Administrative Class	–2.35%	5.68%	15.97%	12.16%	13.48%
Russell Midcap Value Index	–9.31%	–1.43%	17.91%	10.18%	13.58%
Lipper Multi-Cap Core Fund Average	–1.49%	6.42%	13.32%	7.07%	10.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 0.85% for Institutional shares and 1.11% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	30.7%
Utilities	14.9%
Aerospace	6.3%
Technology	6.2%
Consumer Staples	6.1%
Energy	6.0%
Healthcare	4.3%
Materials & Processing	4.1%
Other	22.1%
Cash & Equivalents — net	–0.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$978.00	$976.50	$1,021.27	$1,020.01
Expenses Paid During Period	$3.83	$5.07	$3.91	$5.18

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22	Allianz Funds

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

Small-cap value stocks have historically provided high returns, although with greater volatility and risk than large-cap issues. The Fund provides a means for investors to diversify into this asset class.

•

The stock market declined in the final two months of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. Small-cap value stocks trailed most other market sectors.

•	The portfolio manager emphasizes buying the right company at the right time for the right price, seeking in particular to invest in companies with strong business franchises and capable managements.

•

During the two-month period since its inception, the Fund has assembled a diversified portfolio of small-cap stocks that meet its value criteria. Its largest positions at the end the reporting period were Perrigo, which makes over-the-counter medicines and generic pharmaceuticals; Vectren, an electric and gas utility in Indiana and Ohio; Investment Technology Group, which provides technology-based stock trading services; Claymont Steel Holdings, which operates a mini-mill making custom-order steel plate; and Silgan Holdings, which manufactures metal and plastic containers for consumer goods companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Institutional Class	—	—	—	—	–4.20%
Russell 2000 Value Index	—	—	—	—	–8.28%
Lipper Small-Cap Value Fund Average	—	—	—	—	–7.72%

† The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 8.19%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.4%
Healthcare	7.9%
Technology	6.0%
Consumer Discretionary	6.0%
Consumer Services	5.1%
Insurance	4.8%
Retail	4.7%
Utilities	4.6%
Other	32.4%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$958.00	$1,006.98
Expenses Paid During Period	$1.48	$1.52

Expenses are equal to the ratio (0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 62/366 (to reflect the period since the Fund commenced operation on 11/01/07).

Semiannual Report	December 31, 2007	23

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell Midcap Growth Index, energy, utility and health care stocks were the market’s best performers, while telecommunications services and consumer discretionary issues had the biggest losses.

•

The Fund outperformed the index due to stock selection. Its health care investments performed well, led by Intuitive Surgical, which more than doubled in price on strong revenue and earnings growth. The company makes surgical robots used in minimally invasive surgery.

•

The Fund’s industrial stocks also outperformed. Engineering and construction company McDermott International was a leading contributor in this sector, as earnings growth was driven by the company’s booming offshore oil and gas construction business.

•

A top contributor among the Fund’s materials investments was phosphate and potash producer Mosaic, which rose on strong demand and prices for its products, which are used in fertilizer. Recent months have seen large price increases for diammonium phosphate and potash due to supply shortages and the global agricultural boom.

•

The Fund also outperformed in consumer discretionary stocks. Footwear maker Crocs was a leading contributor. The Fund sold its investment, taking profits, before the company’s share price fell in November.

•

Telecommunications stocks were the biggest detractors due largely to NII Holdings, which provides wireless telecom services in Latin America. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Institutional Class	5.32%	19.59%	19.06%	10.18%	13.07%
Allianz OCC Target Fund Administrative Class	5.17%	19.30%	18.82%	10.02%	12.87%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.31%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	9.97%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.81% for Institutional shares and 1.06% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.5%
Healthcare	18.1%
Energy	10.1%
Consumer Services	8.1%
Consumer Discretionary	6.0%
Materials & Processing	5.4%
Telecommunications	4.3%
Chemicals	3.5%
Other	17.3%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,053.20	$1,051.70	$1,021.11	$1,019.86
Expenses Paid During Period	$4.13	$5.42	$4.06	$5.33

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Allianz Funds

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and consumer staple stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included software developer VMware and data storage company EMC.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, also outperformed. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund’s health care investments also performed well. A top contributor was health benefits provider WellPoint, which benefited from enrollment growth in its health plans and improved control of operating expenses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the sub-prime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to a third-quarter loss and investor concerns that its credit rating might be downgraded.

•	Among consumer discretionary stocks, homebuilder D.R. Horton was the biggest detractor from Fund performance, reflecting the impact of the housing downturn.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Institutional Class	–9.70%	–5.38%	14.96%	10.15%	12.99%
Allianz OCC Value Fund Administrative Class	–9.85%	–5.60%	14.68%	9.85%	12.69%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	7.68%	12.17%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	6.24%	10.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.70% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	37.3%
Energy	17.2%
Consumer Staples	8.8%
Healthcare	8.3%
Capital Goods	6.2%
Building & Construction	5.9%
Consumer Discretionary	5.1%
Aerospace	4.9%
Other	5.4%
Cash & Equivalents — net	0.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$903.00	$901.50	$1,021.62	$1,020.36
Expenses Paid During Period	$3.35	$4.54	$3.56	$4.82

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	25

Schedule of Investments

Allianz Global Investors Multi-Style Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

ALLIANZ FUNDS (a)(b)—46.2%
CCM Capital Appreciation	137,509	$2,921
CCM Mid-Cap	91,322	2,596
NACM International	1,841,804	38,936
NFJ Small-Cap Value	181,471	5,582
OCC Growth (d)	78,101	2,175
OCC Opportunity	307,310	6,924
OCC Renaissance	1,107,261	20,717
OCC Target	134,146	3,305
OCC Value	1,186,371	16,574
RCM Large-Cap Growth	1,978,303	29,556
RCM Mid-Cap	6,647,786	19,943

Total Allianz Funds (cost—$127,999)		149,229

PIMCO FUNDS (a)(c)—54.0%
Foreign Bond (U.S. Dollar-Hedged)	385,758	3,942
High Yield	799,432	7,627
Japanese StocksPLUS Total Return Strategy	428,216	5,032
Short-Term	1,255,394	12,403
StocksPLUS	4,048,583	45,789
Total Return	9,346,604	99,915

Total PIMCO Funds (cost—$167,190)		174,708

Total Investments (cost—$295,189)—100.2%		323,937

Liabilities in excess of other assets—(0.2%)		(565)

Net Assets—100.0%		$323,372

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

26	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Aerospace—4.8%
General Dynamics Corp.	235,600	$20,966
Goodrich Corp.	276,630	19,533
Lockheed Martin Corp.	177,750	18,710
Raytheon Co.	343,250	20,835

		80,044

Building/Construction—1.3%
Jacobs Engineering Group, Inc. (c)(e)	225,490	21,559

Capital Goods—8.9%
Cooper Industries Ltd., Class A	422,280	22,330
Honeywell International, Inc.	325,260	20,026
Manitowoc Co., Inc.	430,080	21,001
McDermott International, Inc. (c)	381,540	22,522
Parker Hannifin Corp.	280,085	21,093
SPX Corp.	191,670	19,713
Textron, Inc.	308,210	21,976

		148,661

Chemicals—2.8%
Celanese Corp., Ser. A	507,660	21,484
Monsanto Co.	226,730	25,324

		46,808

Communications—1.0%
Omnicom Group, Inc. (e)	346,960	16,491

Consumer Discretionary—2.5%
McDonald’s Corp.	347,810	20,489
Nike, Inc., Class B	329,810	21,187

		41,676

Consumer Services—3.8%
Accenture Ltd., Class A	566,580	20,414
McKesson Corp.	300,840	19,708
Owens-Illinois, Inc. (c)(e)	477,030	23,613

		63,735

Consumer Staples—3.8%
Bunge Ltd.	163,370	19,018
Coca-Cola Co.	356,670	21,889
Loews Corp.-Carolina Group	252,800	21,564

		62,471

Energy—6.4%
Apache Corp.	204,100	21,949
Marathon Oil Corp.	310,280	18,884
National-Oilwell Varco, Inc. (c)	284,390	20,891
Occidental Petroleum Corp.	322,960	24,865
Valero Energy Corp.	270,920	18,972

		105,561

Financial Services—10.9%
Assurant, Inc.	266,460	17,826
Charles Schwab Corp.	937,650	23,957
Chubb Corp.	309,010	16,866
CME Group, Inc. (e)	34,908	23,947
Everest Re Group Ltd.	176,300	17,701
MetLife, Inc.	300,330	18,506
Prudential Financial, Inc.	214,290	19,938
State Street Corp.	273,440	22,203
Travelers Cos., Inc.	390,130	20,989

		181,933

Healthcare—8.8%
Aetna, Inc.	370,360	21,381
Amgen, Inc. (c)	362,510	16,835
Baxter International, Inc.	364,090	21,135
Gilead Sciences, Inc. (c)(e)	506,860	23,321

	Shares	Value (000s)

Medco Health Solutions, Inc. (c)(e)	242,530	$24,593
Merck & Co., Inc.	358,940	20,858
Wyeth	428,070	18,916

		147,039

Industrial—3.8%
AGCO Corp. (c)	297,650	20,234
Deere & Co. (e)	248,650	23,154
Northrop Grumman Corp.	248,190	19,518

		62,906

Information Technology—1.1%
Seagate Technology, Inc. (e)	715,320	18,241

Materials & Processing—2.4%
Freeport-McMoRan Copper & Gold, Inc.	186,830	19,139
Precision Castparts Corp.	153,800	21,332

		40,471

Multi-Media—1.1%
Walt Disney Co.	540,400	17,444

Oil & Gas—2.2%
Exxon Mobil Corp.	229,400	21,493
Transocean, Inc. (e)	108,022	15,463

		36,956

Retail—2.5%
Costco Wholesale Corp.	287,040	20,024
Gap, Inc.	965,200	20,539

		40,563

Technology—28.8%
Adobe Systems, Inc. (c)	452,690	19,343
Amazon.com, Inc. (c)(e)	251,870	23,333
Apple, Inc. (c)	180,680	36,415
Autodesk, Inc. (c)	418,200	20,810
BMC Software, Inc. (c)	574,930	20,491
Cisco Systems, Inc. (c)	937,240	25,371
Corning, Inc.	844,580	20,262
eBay, Inc. (c)	535,270	17,766
EMC Corp. (c)	1,242,330	23,020
Emerson Electric Co.	416,580	23,603
Harris Corp.	344,950	21,622
Hewlett-Packard Co.	543,270	27,424
Intel Corp.	1,051,430	28,031
International Business Machines Corp.	192,880	20,850
MasterCard, Inc., Class A (e)	128,680	27,692
MEMC Electronic Materials, Inc. (c)	311,350	27,551
Microsoft Corp.	964,100	34,949
NVIDIA Corp. (c)(e)	627,310	21,341
Oracle Corp. (c)(e)	956,990	21,609
Thermo Fisher Scientific, Inc. (c)	342,800	19,773

		481,256

Telecommunications—2.4%
AT&T, Inc.	471,640	19,601
Juniper Networks, Inc. (c)(e)	630,210	20,923

		40,524

Total Common Stock (cost—$1,376,085)		1,654,339

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.1%
Collateral Invested for Securities on Loan (d)—8.6%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
4.56%	5,000	4,450
Canadian Imperial Bank,
5.118% due 3/17/08, FRN	5,000	5,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.64% due 5/9/08, FRN	10,000	10,002
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
5.025% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	9,000	9,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	9,201	9,201
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	600	600

		141,654

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $58,211; collateralized by Fannie Mae, 5.125%-5.30% due 4/1/10- 4/16/10, valued at $38,928 including accrued interest; Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $20,372 including accrued interest; and Federal Home Loan Bank, 4.875% due 5/14/10, valued at $62 including accrued interest (cost—$58,198)	58,198	58,198

Total Short-Term Investments (cost—$203,382)		199,852

Total Investments (cost—$1,579,467)—111.4%		1,854,191

Liabilities in excess of other assets—(11.4%)		(189,921)

Net Assets—100.0%		$1,664,270

12.31.07	Allianz Funds Semiannual Report	27

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $142,679; cash collateral of $146,902 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Emerging Companies Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—4.2%
Heico Corp. (d)	85,503	$4,658
TransDigm Group, Inc. (b)	94,580	4,272
Triumph Group, Inc. (d)	57,740	4,755

		13,685

Capital Goods—6.9%
Altra Holdings, Inc. (b)	216,321	3,598
AZZ, Inc. (b)(d)	124,330	3,525
Gorman-Rupp Co. (d)	66,868	2,086
Koppers Holdings, Inc.	107,500	4,648
Middleby Corp. (b)(d)	64,830	4,967
Robbins & Myers, Inc.	49,820	3,768

		22,592

Chemicals—1.6%
Landec Corp. (b)	125,590	1,683
Sensient Technologies Corp.	122,210	3,456

		5,139

Commercial Services—2.6%
Dyncorp International, Inc. (b)	101,980	2,741
Investools, Inc. (b)	173,500	3,078
Pharmanet Development Group (b)	67,270	2,638

		8,457

Computers—1.1%
Hutchinson Tech (b)	61,610	1,622
Mercury Computer Systems, Inc. (b)	112,190	1,807

		3,429

Consumer Discretionary—5.5%
Buckle, Inc.	94,520	3,119
Deckers Outdoor Corp. (b)	16,640	2,580
Gymboree Corp. (b)(d)	110,120	3,354
Iconix Brand Group, Inc. (b)	160,090	3,147
Jakks Pacific, Inc. (b)	63,010	1,488
Universal Electronics, Inc. (b)	131,950	4,413

		18,101

Consumer Products—1.1%
Chattem, Inc. (b)(d)	49,420	3,733

Consumer Services—11.2%
Bankrate, Inc. (b)(d)	64,350	3,094
Capella Education Co. (b)	51,330	3,360
CDI Corp.	134,750	3,269
Dollar Financial Corp. (b)	154,900	4,754
Geo Group, Inc. (b)(d)	93,220	2,610
HMS Holdings Corp. (b)	135,580	4,503
MAXIMUS, Inc.	78,080	3,015
Team, Inc. (b)(d)	148,110	5,418
TeleTech Holdings, Inc. (b)	153,880	3,273
TNS, Inc.	181,030	3,213

		36,509

Consumer Staples—2.4%
Fresh Del Monte Produce, Inc. (b)	100,460	3,374
Spartan Stores, Inc.	189,720	4,335

		7,709

Energy—4.0%
ATP Oil & Gas Corp. (b)(d)	99,300	5,019
Petroquest Energy, Inc. (b)(d)	397,030	5,677
Stone Energy Corp. (b)	47,540	2,230

		12,926

Environmental Services—1.4%
Darling International, Inc. (b)	385,680	4,458

Financial Services—5.5%
Amerisafe, Inc. (b)	251,905	3,907
Boston Private Financial Holdings, Inc.	97,740	2,647
FBL Financial Group, Inc., Class A	115,210	3,978

	Shares	Value (000s)

Hersha Hospitality Trust, REIT	370,950	$3,524
LTC Properties, Inc., REIT	152,370	3,817

		17,873

Healthcare—9.0%
Air Methods Corp. (b)	83,390	4,142
Amedisys, Inc. (b)(d)	67,840	3,292
Bruker BioSciences Corp. (b)	266,990	3,551
Centene Corp. (b)	102,590	2,815
Conmed Corp. (b)	120,800	2,792
Invacare Corp.	104,680	2,638
Merit Medical Systems, Inc. (b)	180,950	2,515
RehabCare Group, Inc. (b)	166,540	3,757
Sun Healthcare Group, Inc. (b)	231,180	3,969

		29,471

Insurance—1.6%
American Physicians, Inc.	40,440	1,677
Ehealth, Inc. (b)	109,050	3,501

		5,178

Machinery—0.5%
Kadant, Inc. (b)	55,670	1,652

Materials & Processing—6.3%
Apogee Enterprises, Inc.	126,460	2,164
Buckeye Technologies, Inc. (b)	263,641	3,295
CIRCOR International, Inc. (d)	106,670	4,945
Dynamic Materials Corp. (d)	73,900	4,353
Kaiser Aluminum Corp.	28,430	2,260
Rock-Tenn Co., Class A	145,080	3,686

		20,703

Semi-conductors—4.1%
Hittite Microwave Corp. (b)	57,290	2,736
Microtune, Inc. (b)	458,090	2,991
Pericom Semiconductor Corp. (b)	145,600	2,723
Zoran Corp. (b)	214,530	4,829

		13,279

Technology—22.9%
Actuate Corp. (b)	338,380	2,629
Ansoft Corp. (b)	107,300	2,774
AsiaInfo Holdings, Inc. (b)	237,170	2,609
Aspen Technology, Inc. (b)(d)	201,810	3,273
Badger Meter, Inc. (d)	90,650	4,075
Blue Coat Systems, Inc. (b)(d)	75,800	2,492
Bottomline Technologies, Inc. (b)	190,240	2,663
Chordiant Software, Inc. (b)	179,460	1,534
Double-Take Software, Inc. (b)	65,190	1,416
EnerSys (b)	108,520	2,709
GSI Commerce, Inc. (b)(d)	163,850	3,195
Interwoven, Inc. (b)	275,740	3,921
JDA Software Group, Inc. (b)	208,560	4,267
Monolithic Power Systems, Inc. (b)(d)	189,990	4,079
Netflix, Inc. (b)(d)	111,200	2,960
Netscout Systems, Inc. (b)	224,379	2,865
Plexus Corp. (b)	138,120	3,627
Radiant Systems, Inc. (b)	231,350	3,986
S1 Corp. (b)	231,570	1,690
Sigma Designs, Inc. (b)(d)	54,940	3,033
SonicWALL, Inc. (b)	272,400	2,920
SPSS, Inc. (b)	39,260	1,410
Stratasys, Inc. (b)(d)	143,560	3,710
Synaptics, Inc. (b)(d)	76,910	3,166
Synchronoss Technologies, Inc. (b)(d)	49,370	1,750
Vasco Data Security International (b)	77,110	2,153

		74,906

Telecommunications—3.2%
EMS Technologies, Inc. (b)	110,890	3,353
Network Equipment Technologies, Inc. (b)(d)	300,640	2,531
Novatel Wireless, Inc. (b)(d)	98,060	1,589
Syniverse Holdings, Inc. (b)	199,150	3,103

		10,576

	Shares	Value (000s)

Transportation—0.5%
TBS International Ltd. (b)	48,090	$1,590

Utilities—3.3%
Cleco Corp.	117,510	3,267
Portland General Electric Co. (d)	136,950	3,805
South Jersey Industries, Inc.	105,190	3,796

		10,868

Total Common Stock (cost—$295,353)		322,834

SHORT-TERM INVESTMENTS—30.0%
Collateral Invested for Securities on Loan (c)—25.0%
Allianz Dresdner Daily Asset Fund (e)	60,732,660	60,733

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$3,000	3,000
Morgan Stanley,
4.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(f)	2,000	2,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Suntrust Bank,
1.00% due 1/2/08	2,889	2,889

		81,622

Repurchase Agreement—5.0%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $16,408; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $16,734 including accrued interest (cost—$16,404)	16,404	16,404

Total Short-Term Investments (cost—$98,026)		98,026

Total Investments (cost—$393,379)—128.9%		420,860

Liabilities in excess of other assets—(28.9%)		(94,310)

Net Assets—100.0%		$326,550

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $79,278; cash collateral of $81,582, was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments

CCM Focused Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Aerospace—4.7%
Boeing Co.	25,160	$2,201
Lockheed Martin Corp.	20,940	2,204

		4,405

Building/Construction—2.6%
McDermott International, Inc. (a)	41,060	2,424

Capital Goods—2.2%
Textron, Inc.	28,660	2,043

Chemicals—2.8%
Airgas, Inc.	49,750	2,592

Communications—2.2%
Omnicom Group, Inc.	43,450	2,065

Consumer Discretionary—4.5%
Kroger Co.	72,960	1,949
Nike, Inc., Class B	35,550	2,283

		4,232

Consumer Services—2.5%
McKesson Corp.	36,360	2,382

Consumer Staples—6.7%
Coca-Cola Co.	30,060	1,845
Loews Corp.-Carolina Group	26,250	2,239
Pepsi Bottling Group, Inc.	55,270	2,181

		6,265

Energy—10.8%
Cameron International Corp. (a)	60,220	2,898
Exxon Mobil Corp.	31,930	2,992
National-Oilwell Varco, Inc. (a)	27,150	1,994
Questar Corp.	41,720	2,257

		10,141

Financial Services—4.6%
Nasdaq Stock Market, Inc. (a)	50,350	2,492
ProLogis, REIT	29,390	1,863

		4,355

Healthcare—12.7%
Aetna, Inc.	25,740	1,486
Baxter International, Inc.	37,400	2,171
Charles River Laboratories International, Inc. (a)	21,910	1,442
Invitrogen Corp. (a)	26,670	2,491
Medco Health Solutions, Inc. (a)	21,740	2,205
Schering-Plough Corp.	77,520	2,065

		11,860

Machinery—2.7%
Deere & Co.	27,080	2,522

Materials & Processing—4.5%
Freeport-McMoRan
Copper & Gold, Inc.	16,850	1,726
Precision Castparts Corp.	17,690	2,454

		4,180

Multi-Media—1.8%
Walt Disney Co.	51,580	1,665

Technology—31.2%
Amazon.com, Inc. (a)	30,240	2,802
Apple, Inc. (a)	12,810	2,537
CA, Inc.	74,190	1,851
Cisco Systems, Inc. (a)	92,220	2,496
Corning, Inc.	93,660	2,247
eBay, Inc. (a)	69,700	2,313
EMC Corp. (a)	141,710	2,626
Emerson Electric Co.	47,740	2,705
Hewlett-Packard Co.	44,160	2,229

	Shares	Value (000s)

Intel Corp.	107,380	$2,863
Microsoft Corp.	87,470	3,114
Waters Corp. (a)	17,910	1,416

		29,199

Total Common Stock (cost—$84,577)		90,330

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,901; collateralized by Freddie Mac, 5.25% due 2/24/11, valued at $2,962 including accrued interest (cost—$2,900)	$2,900	2,900

Total Investments (cost—$87,477)—99.6%		93,230

Other assets less liabilities—0.4%		419

Net Assets—100.0%		$93,649

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.6%
Aerospace—3.8%
Alliant Techsystems, Inc. (c)(e)	166,510	$18,942
Goodrich Corp.	263,260	18,589
Rockwell Collins, Inc.	218,670	15,738

		53,269

Capital Goods—9.4%
Cummins, Inc. (e)	127,350	16,221
Fluor Corp.	127,070	18,517
Foster Wheeler Ltd. (c)	136,770	21,202
Harsco Corp.	290,780	18,630
Manitowoc Co., Inc.	357,400	17,452
SPX Corp.	204,180	21,000
Textron, Inc.	263,990	18,822

		131,844

Chemicals—4.3%
Celanese Corp.	467,660	19,791
FMC Corp.	337,770	18,426
Mosaic Co. (c)	235,140	22,183

		60,400

Consumer Discretionary—5.8%
GameStop Corp., Class A (c)(e)	331,180	20,570
Hasbro, Inc. (e)	591,520	15,131
Tiffany & Co. (e)	306,680	14,116
TJX Cos., Inc.	483,070	13,879
Yum! Brands, Inc.	453,360	17,350

		81,046

Consumer Services—3.7%
Apollo Group, Inc., Class A (c)	254,620	17,861
Owens-Illinois, Inc. (c)(e)	387,440	19,178
Quanta Services, Inc. (c)(e)	553,230	14,517

		51,556

Consumer Staples—6.3%
Bunge Ltd. (e)	165,080	19,217
Church & Dwight Co., Inc.	305,320	16,508
Molson Coors Brewing Co. (e)	345,700	17,845
Pepsi Bottling Group, Inc.	426,560	16,832
UST, Inc. (e)	318,680	17,464

		87,866

Energy—12.5%
Cameron International Corp. (c)(e)	358,700	17,264
First Solar, Inc. (c)	79,950	21,358
FMC Technologies, Inc. (c)	300,090	17,015
Frontier Oil Corp.	390,030	15,828
Hess Corp.	195,660	19,734
Mirant Corp. (c)(e)	335,050	13,060
National-Oilwell Varco, Inc. (c)	240,900	17,697
Noble Corp.	298,830	16,887
Noble Energy, Inc.	250,050	19,884
St. Mary Land & Exploration Co.	451,520	17,433

		176,160

Financial Services—8.6%
Affiliated Managers Group, Inc. (c)(e)	132,200	15,528
BlackRock, Inc.	88,470	19,180
Cigna Corp.	303,680	16,317
Janus Capital Group, Inc.	471,070	15,475
MF Global Ltd. (c)	571,220	17,976
Nasdaq Stock Market, Inc. (c)(e)	396,490	19,622
PartnerRe Ltd. (e)	203,600	16,803

		120,901

	Shares	Value (000s)

Healthcare—6.3%
Express Scripts, Inc. (c)	247,420	$18,062
Hologic, Inc. (c)(e)	254,560	17,473
Hospira, Inc. (c)	396,170	16,893
Invitrogen Corp. (c)(e)	179,340	16,752
Millennium Pharmaceuticals (c)	1,259,120	18,861

		88,041

Industrial—1.6%
AGCO Corp. (c)(e)	330,690	22,480

Insurance—3.4%
Arch Capital Group Ltd. (c)	226,860	15,959
Philadelphia Consolidated Holding Co. (c)	382,380	15,047
Unum Group	682,050	16,226

		47,232

Machinery—1.2%
Flowserve Corp.	174,300	16,768

Materials & Processing—2.2%
Lubrizol Corp.	235,930	12,778
Precision Castparts Corp.	129,010	17,894

		30,672

Retail—1.0%
BJ’s Wholesale Club, Inc. (c)	430,620	14,568

Technology—25.1%
Activision, Inc. (c)	781,060	24,081
Ametek, Inc.	355,840	16,667
Amphenol Corp., Class A	387,610	17,973
Applera Corp.-Applied Biosystems Group	477,130	16,184
Avnet, Inc. (c)	477,570	16,701
Ciena Corp. (c)(e)	377,770	12,886
Cognizant Technology Solutions Corp. (c)	441,700	14,991
Cypress Semiconductor Corp. (c)	588,950	22,104
Dolby Laboratories, Inc., Class A (c)	309,640	15,395
Energizer Holdings, Inc. (c)(e)	150,607	16,888
Expedia, Inc. (c)(e)	497,950	15,745
Factset Research Systems, Inc. (e)	236,210	13,157
McAfee, Inc. (c)	468,500	17,569
MEMC Electronic Materials, Inc. (c)	194,610	17,221
Mettler Toledo International, Inc. (c)	146,240	16,642
NCR Corp. (c)	628,280	15,770
NVIDIA Corp. (c)(e)	503,350	17,124
Thomas & Betts Corp. (c)(e)	330,070	16,187
Total System Services, Inc. (e)	588,140	16,468
Western Digital Corp. (c)	591,220	17,861
Xerox Corp.	1,003,440	16,246

		353,860

Telecommunications—2.2%
Juniper Networks, Inc. (c)(e)	523,430	17,378
NeuStar, Inc., Class A (c)(e)	495,330	14,206

		31,584

Utilities—1.2%
Energen Corp.	271,690	17,451

Total Common Stock (cost—$1,182,714)		1,385,698

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.6%
Collateral Invested for Securities on Loan (d)—19.2%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
5.243%	7,000	6,230
Bank of America N.A.,
4.58% due 1/2/08	4,000	4,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	45,000	45,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	3,000	3,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	38,000	38,000
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	45,000	45,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Morgan Stanley,
4.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	216	216
Svenska Handelsbanken,
3.25% due 1/2/08	5,000	5,000

		267,847

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $19,163; collateralized by Federal Home Loan Bank, 4.625% due 2/18/11, valued at $19,547 including accrued interest (cost—$19,159)	19,159	19,159

Total Short-Term Investments (cost—$290,752)		287,006

Total Investments (cost—$1,473,466)—119.2%		1,672,704

Liabilities in excess of other assets—(19.2%)		(269,427)

Net Assets—100.0%		$1,403,277

12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $265,468; cash collateral of $273,009 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

32	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.0%
Consumer Discretionary—9.2%
Carnival Corp., UNIT	21,200	$943
Gannett Co., Inc.	24,200	944
Harley-Davidson, Inc. (b)	20,600	962
Leggett & Platt, Inc.	53,000	925

		3,774

Consumer Staples—4.6%
Corn Products International, Inc.	25,700	944
Kimberly-Clark Corp.	13,800	957

		1,901

Energy—12.7%
Chevron Corp.	10,100	943
Cimarex Energy Co.	23,000	978
ConocoPhillips	11,000	971
Energy Coal Resources, Inc. (a)(e)	26,000	434
Tesoro Corp.	20,100	959
Tidewater, Inc. (b)	17,100	938

		5,223

Financial Services—25.2%
Allstate Corp.	18,500	966
Bank of America Corp.	22,600	932
Citigroup, Inc.	30,700	904
Comerica, Inc.	21,600	940
Hospitality Properties Trust, REIT	28,200	909
Key Corp.	42,000	985
Lincoln National Corp.	16,400	955
Nationwide Financial Services	20,700	932
Regions Financial Corp. (b)	39,300	929
Reinsurance Group of America, Inc.	18,300	960
RenaissanceRe Holdings Ltd.	15,500	934
Washington Mutual, Inc. (b)	500	7

		10,353

Healthcare—8.9%
Biovail Corp.	73,200	985
GlaxoSmithKline PLC ADR (b)	18,900	953
Omnicare, Inc.	33,300	760
Pfizer, Inc.	41,500	943

		3,641

Industrial—13.8%
3M Co.	11,000	927
General Electric Co.	25,700	953
Masco Corp. (b)	44,200	955
RR Donnelley & Sons Co.	25,300	955
Skywest, Inc.	35,300	948
Werner Enterprises, Inc. (b)	55,500	945

		5,683

Information Technology—2.3%
Seagate Technology, Inc.	37,600	959

Materials—6.9%
Alcoa, Inc.	26,600	972
Dow Chemical Co.	23,000	907
Freeport-McMoRan Copper & Gold Inc., Class B	9,200	942

		2,821

Telecommunications—2.3%
Windstream Corp.	73,800	961

Utilities—7.1%
Atmos Energy Corp.	33,300	934
Nisource, Inc.	51,200	967
UGI Corp.	36,400	992

		2,893

Total Common Stock (cost—$42,375)		38,209

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—20.2%
Collateral Invested for Securities on Loan (c)—11.8%
Allianz Dresdner Daily Asset Fund (d)	3,517,236	$3,517

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,310	1,310

		4,827

Repurchase Agreement—8.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,438; collateralized by Fannie Mae 3.25%, due 2/15/09, valued at $3,507 including accrued interest (cost—$3,437)	3,437	3,437

Total Short-Term Investments (cost—$8,264)		8,264

Total Investments (cost—$50,639)—113.2%		46,473

Liabilities in excess of other assets—(13.2)%		(5,402)

Net Assets—100.0%		$41,071

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,621; cash collateral of $4,827 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Consumer Discretionary—11.5%
Black & Decker Corp. (d)	2,030,600	$141,431
CBS Corp., Class B (d)	5,000,000	136,250
Gannett Co., Inc. (d)	4,400,000	171,600
Home Depot, Inc.	5,896,100	158,841
Mattel, Inc. (d)	8,500,000	161,840
V.F. Corp. (d)	1,498,800	102,908
Whirlpool Corp. (d)	1,491,900	121,784

		994,654

Consumer Staples—13.1%
Altria Group, Inc.	3,000,000	226,740
Anheuser-Busch Cos., Inc.	3,500,000	183,190
Coca-Cola Co.	2,500,000	153,425
Kimberly-Clark Corp.	2,400,000	166,416
Kraft Foods, Inc., Class A	6,300,000	205,569
Reynolds American, Inc. (d)	2,900,000	191,284

		1,126,624

Energy—19.2%
Anadarko Petroleum Corp.	2,344,300	153,997
Chevron Corp.	2,423,400	226,176
ConocoPhillips	2,500,000	220,750
Diamond Offshore Drilling, Inc. (d)	572,700	81,323
Halliburton Co.	294,200	11,215
Marathon Oil Corp.	4,300,000	262,716
Occidental Petroleum Corp.	3,400,000	262,784
Petroleo Brasileiro S.A. ADR	924,700	106,563
Royal Dutch Shell PLC ADR (d)	2,121,900	178,664
Total S.A. ADR	1,373,000	113,410
Transocean, Inc.	286,200	40,969

		1,658,567

Financial Services—16.8%
Allstate Corp.	4,000,000	208,920
Bank of America Corp.	4,000,000	165,040
Duke Realty Corp., REIT (d)	500,000	13,040
JPMorgan Chase & Co.	3,000,000	130,950
Key Corp.	4,000,000	93,800
Lincoln National Corp.	2,800,000	163,016
Merrill Lynch & Co., Inc. (d)	2,500,000	134,200
Regions Financial Corp. (d)	8,500,000	201,025
Travelers Cos., Inc.	3,500,000	188,300
Wachovia Corp.	3,800,000	144,514
Washington Mutual, Inc.	147,200	2,003

		1,444,808

Healthcare—10.4%
GlaxoSmithKline PLC ADR (d)	7,500,000	377,925
Pfizer, Inc.	16,000,000	363,680
Wyeth	3,611,000	159,570

		901,175

Industrial—6.0%
Caterpillar, Inc.	2,360,700	171,292
Norfolk Southern Corp.	4,000,000	201,760
RR Donnelley & Sons Co.	3,700,000	139,638

		512,690

Information Technology—3.1%
Seagate Technology, Inc. (d)	10,500,000	267,750

	Shares	Value (000s)

Materials & Processing—5.8%
Alcoa, Inc.	5,500,000	$201,025
Dow Chemical Co.	7,500,000	295,650

		496,675

Telecommunications—6.0%
AT&T, Inc.	4,000,000	166,240
Verizon Communications, Inc.	3,800,000	166,022
Windstream Corp.	14,000,000	182,280

		514,542

Utilities—4.6%
Ameren Corp. (d)	3,330,600	180,552
Sempra Energy	3,500,000	216,580

		397,132

Total Common Stock (cost—$8,191,081)		8,314,617

SHORT-TERM INVESTMENTS—7.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.3%
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	$45,000	45,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	40,000	35,600
4.56%	20,000	17,800
4.57%	10,000	8,900
4.572%	10,000	8,900
4.581%	10,000	8,900
4.865%	25,000	22,250
5.243%	25,000	22,250
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	30,000	30,001
Cheyne Capital LLC (a)(b)(e)(f)(g)(h),
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.589% due 5/9/08, FRN	12,000	12,002
Dorada Finance, Inc., FRN (a)(e)(g),
4.839% due 4/25/08	7,000	7,500
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	15,000	14,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2 (a),
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	8,000	8,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
K2, Inc., FRN (a)(e)(g),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC, FRN (a)(e)(g),
5.199% due 4/1/08	5,000	5,000
5.205% due 4/1/08	9,000	9,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(g)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$11,688	$11,688
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(e)(g)	30,000	30,003
Suntrust Bank,
1.00% due 1/2/08	4,676	4,676

		372,868

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $229,177; collateralized by Federal Home Loan Bank, 4.375%-4.625% due 10/22/10-2/18/11, valued at $134,778 including accrued interest; and Freddie Mac, 4.125%-5.25% due 10/18/10-2/24/11, valued at $98,936 including accrued interest (cost—$229,127)	229,127	229,127

Total Short-Term Investments (cost—$617,645)		601,995

Total Investments (cost—$8,808,726)—103.5%		8,916,612

Liabilities in excess of other assets—(3.5)%		(305,579)

Net Assets—100.0%		$8,611,033

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $378,631; cash collateral of $389,368 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.7%
Belgium—1.9%
Etablissements Delhaize Feres ET CIE ADR (c)	235,000	$20,351

Bermuda—2.7%
Ingersoll-Rand Co., Ltd., Class A	158,000	7,342
RenaissanceRe Holdings Ltd. (c)	350,000	21,084

		28,426

Brazil—7.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	700,000	32,900
Cia Paranaense de Energia ADR (c)	1,300,000	19,617
Petroleo Brasileiro S.A. ADR	204,300	23,544

		76,061

Canada—14.9%
Agrium, Inc.	160,000	11,554
Canadian Pacific Railway Ltd. (c)	300,000	19,392
Fording Canadian Coal Trust, UNIT (c)	600,000	23,160
Magna International, Inc., Class A (c)	250,000	20,107
Methanex Corp. (c)	206,000	5,686
Petro-Canada (c)	700,000	37,534
Teck Cominco Ltd., Class B (c)	600,000	21,426
TransCanada Corp. (c)	470,000	19,237

		158,096

Cayman Islands—1.0%
Seagate Technology, Inc.	400,000	10,200

China—1.4%
Sinopec Shanghai Petrochemical Co., Ltd. ADR (c)	244,900	14,954

Colombia—1.7%
BanColombia S.A. ADR	550,000	18,711

Finland—2.3%
Metso Oyj ADR (c)	91,200	4,922
Stora Enso Oyj ADR (c)	1,342,000	19,694

		24,616

France—2.8%
AXA S.A. ADR (c)	750,000	29,782

Germany—5.8%
BASF AG ADR (c)	65,000	9,552
Deutsche Bank AG (c)	225,000	29,117
Siemens AG ADR (c)	150,000	23,604

		62,273

Ireland—2.8%
Allied Irish Banks PLC ADR (c)	650,000	29,861

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,300	9,310

Japan—3.4%
Canon, Inc. ADR (c)	389,000	17,828
Nissan Motor Co., Ltd. ADR (c)	866,000	18,809

		36,637

Luxembourg—2.3%
Ternium S.A. ADR (c)	600,000	24,066

	Shares	Value (000s)

Marshall Islands—1.6%
DryShips, Inc. (c)	115,400	$8,932
Teekay Shipping Corp. (c)	144,000	7,662

		16,594

Mexico—5.5%
Cemex S.A. de C.V. ADR (a)	650,000	16,802
Coca-Cola Femsa, S.A. de C.V. ADR (c)	450,000	22,176
Telefonos de Mexico S.A. de C.V. ADR	525,000	19,341

		58,319

Netherlands—3.7%
ING Groep NV ADR (c)	1,000,000	38,910

Norway—4.0%
Norsk Hydro ASA ADR (c)	610,000	8,540
Statoilhydro ASA ADR	1,100,000	33,572

		42,112

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (c)	176,000	9,962

South Africa—2.8%
Sasol Ltd. ADR	611,800	30,266

South Korea (Republic of)—8.1%
Korea Electric Power Corp. ADR (a)(c)	1,754,000	36,571
KT Corp. ADR (a)(c)	1,200,000	30,960
SK Telecom Co., Ltd. ADR (c)	625,000	18,650

		86,181

Sweden—2.0%
Volvo AB ADR (c)	1,300,000	21,547

Taiwan—3.4%
AU Optronics Corp. ADR (c)	500,912	9,618
Siliconware Precision Industries Co. ADR (c)	3,000,000	26,670

		36,288

United Kingdom—10.7%
British American Tobacco PLC ADR	272,000	21,368
Carnival PLC ADR (c)	210,000	9,200
Diageo PLC ADR	97,000	8,326
GlaxoSmithKline PLC ADR (c)	400,000	20,156
HSBC Holdings PLC ADR (c)	276,001	23,104
Unilever PLC ADR	530,000	19,833
United Utilities PLC ADR (c)	420,000	12,453

		114,440

Total Common Stock (cost—$964,497)		997,963

SHORT-TERM INVESTMENTS—27.8%
Collateral Invested for Securities on Loan (b)—22.4%
Allianz Dresdner Daily Asset Fund (d)	192,044,538	192,044

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$20,000	20,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$15,000	$15,000
Suntrust Bank,
1.00% due 1/2/08	1,573	1,573

		238,617

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,365; collateralized by Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $58,505 including accrued interest (cost—$57,353)	57,353	57,353

Total Short-Term Investments (cost—$295,970)		295,970

Total Investments (cost—$1,260,467)—121.5%		1,293,933

Liabilities in excess of other assets—(21.5)%		(229,342)

Net Assets—100.0%		$1,064,591

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $231,977; cash collateral of $238,617 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	35

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—12.4%
Carnival Corp., UNIT	457,000	$20,332
CBS Corp. (a)	771,600	21,026
Fortune Brands, Inc.	137,200	9,928
Gannett Co., Inc.	532,700	20,775
General Motors Corp. (a)	489,000	12,171
Harley-Davidson, Inc. (a)	114,600	5,353
Home Depot, Inc.	351,300	9,464
Johnson Controls, Inc.	272,800	9,832
Macy's, Inc.	221,400	5,728
McDonald's Corp.	82,800	4,878
Paccar, Inc.	208,099	11,337

		130,824

Consumer Staples—7.2%
Altria Group, Inc.	281,900	21,306
Anheuser-Busch Cos., Inc.	197,400	10,332
Archer-Daniels-Midland Co.	513,000	23,818
Kimberly-Clark Corp.	299,900	20,795

		76,251

Energy—15.9%
Apache Corp.	313,400	33,703
ConocoPhillips	379,000	33,466
Diamond Offshore Drilling, Inc.	68,400	9,713
Halliburton Co.	530,500	20,111
Marathon Oil Corp.	536,700	32,664
Transocean, Inc.	34,082	4,879
Valero Energy Corp.	471,100	32,991

		167,527

Financial Services—22.5%
Allstate Corp.	730,700	38,165
Bank of America Corp.	650,800	26,852
Citigroup, Inc.	862,800	25,401
MetLife, Inc.	450,400	27,754
Morgan Stanley	375,500	19,943
ProLogis, REIT (a)	143,900	9,120
Regions Financial Corp. (a)	1,132,700	26,788
Simon Property Group, Inc., REIT	98,000	8,512
Travelers Cos., Inc.	527,800	28,396
Wachovia Corp. (a)	700,000	26,621
Washington Mutual, Inc.	13,700	186

		237,738

Healthcare—7.8%
Cigna Corp.	382,300	20,541
Johnson & Johnson	309,400	20,637
Merck & Co., Inc.	367,200	21,338
Pfizer, Inc.	874,100	19,868

		82,384

Industrial—7.5%
3M Co.	122,100	10,295
Burlington Northern Santa Fe Corp.	121,800	10,137
Caterpillar, Inc.	265,800	19,286
General Electric Co.	279,300	10,354
Masco Corp. (a)	448,200	9,686
Northrop Grumman Corp.	254,400	20,006

		79,764

Information Technology—1.9%
Hewlett-Packard Co.	199,800	10,086
Xerox Corp.	582,000	9,423

		19,509

	Shares	Value (000s)

Materials & Processing—9.8%
Alcoa, Inc.	576,500	$21,071
Dow Chemical Co.	736,000	29,013
Freeport-McMoRan Copper & Gold, Inc.	211,814	21,698
International Paper Co.	308,200	9,980
Nucor Corp.	189,000	11,193
PPG Industries, Inc. (a)	149,000	10,464

		103,419

Telecommunications—6.0%
AT&T, Inc.	787,700	32,737
Verizon Communications, Inc.	697,700	30,482

		63,219

Utilities—2.9%
Dominion Resources, Inc.	226,000	10,723
Edison International	364,600	19,459

		30,182

Total Common Stock (cost—$993,425)		990,817

SHORT-TERM INVESTMENTS—11.5%
Collateral Invested for Securities on Loan (b)—6.6%
Allianz Dresdner Daily Asset Fund (c)	59,340,307	59,340

	Principal Amount (000s)
Rabobank,
2.50% due 1/2/08	$10,559	10,560

		69,900

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $50,943; collateralized by Freddie Mac, 4.125%-6.875% due 9/15/10-10/18/10, valued at $51,955 including accrued interest (cost—$50,932)	$50,932	$50,932

Total Short-Term Investments (cost—$120,832)		120,832

Total Investments (cost—$1,114,257)—105.4%		1,111,649

Liabilities in excess of other assets—(5.4)%		(56,638)

Net Assets—100.0%		$1,055,011

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $67,347; cash collateral of $69,900 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—14.0%
Black & Decker Corp.	4,000	$279
Gannett Co., Inc.	7,600	296
Harley-Davidson, Inc.	6,500	304
Leggett & Platt, Inc.	15,500	270
Limited Brands, Inc.	13,900	263
Mattel, Inc.	14,800	282

		1,694

Consumer Staples—7.2%
Corn Products International, Inc.	7,800	287
Reynolds American, Inc.	4,600	303
SUPERVALU, Inc.	7,700	289

		879

Energy—10.0%
Chesapeake Energy Corp.	8,300	325
Cimarex Energy Co.	7,100	302
Hess Corp.	3,000	303
Tesoro Corp.	5,900	281

		1,211

Financial Services—24.5%
Associated Banc-Corp.	11,400	309
Comerica, Inc.	6,700	292
Hospitality Properties Trust, REIT	8,700	280
Key Corp.	11,000	258
Lincoln National Corp.	5,100	297
Mercury General Corp.	5,900	294
Nationwide Financial Services	6,500	292
Protective Life Corp.	7,500	308
Reinsurance Group of America, Inc.	5,900	310
RenaissanceRe Holdings Ltd.	5,500	331

		2,971

Healthcare—3.4%
Biovail Corp.	19,800	267
Omnicare, Inc.	6,200	141

		408

Industrial—17.7%
Avery Dennison Corp.	6,100	324
Ingersoll-Rand Co., Ltd., Class A	6,000	279
L-3 Communications Holdings, Inc.	2,800	297
Masco Corp.	14,300	309
Parker Hannifin Corp.	3,950	297
RR Donnelley & Sons Co.	8,400	317
Ryder System, Inc.	6,700	315

		2,138

Information Technology—5.0%
Jabil Circuit, Inc.	19,700	301
Seagate Technology, Inc.	12,000	306

		607

	Shares	Value (000s)

Materials & Processing—5.1%
PPG Industries, Inc.	4,600	$323
Teck Cominco Ltd., Class B	8,100	289

		612

Telecommunications—2.6%
Windstream Corp.	24,100	314

Utilities—7.8%
Atmos Energy Corp.	10,800	303
Nisource, Inc.	17,100	323
SCANA Corp.	7,600	320

		946

Total Common Stock (cost—$13,234)		11,780

	Principal Amount (000s)
Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $549; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $561 including accrued interest (cost—$549)	$549	549

Total Investments (cost—$13,783)—101.9%		12,329

Liabilities in excess of other assets—(1.9)%		(224)

Net Assets—100.0%		$12,105

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—6.4%
ArvinMeritor, Inc. (e)	2,373,000	$27,835
Belo Corp. (e)	2,135,400	37,241
Brown Shoe Co., Inc.	666,750	10,115
Cato Corp., Class A (e)	1,445,500	22,637
CKE Restaurants, Inc. (e)	850,000	11,220
Dover Downs Gaming &
Entertainment, Inc. (e)	540,600	6,082
Ethan Allen Interiors, Inc. (e)	1,399,200	39,877
Kellwood Co. (e)	788,700	13,124
Lancaster Colony Corp.	710,000	28,187
Sonic Automotive, Inc., Class A (e)	1,728,400	33,462
Thor Industries, Inc. (e)	1,184,400	45,019

		274,799

Consumer Staples—6.6%
Corn Products International, Inc.	1,288,000	47,334
JM Smucker Co.	916,500	47,145
Loews Corp. - Carolina Group	489,000	41,712
PepsiAmericas, Inc. (e)	1,285,200	42,823
Pilgrim's Pride Corp. (e)	1,665,900	48,228
Universal Corp. (e)	931,500	47,711
Zep, Inc. (c)	422,000	5,853

		280,806

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,413,400	62,826
Buckeye Partners L.P. (e)	915,000	45,210
Cabot Oil & Gas Corp. (e)	1,500,000	60,555
Cimarex Energy Co.	1,231,900	52,393
Frontier Oil Corp.	915,300	37,143
Holly Corp.	840,100	42,753
Lufkin Industries, Inc.	530,600	30,398
Magellan Midstream Partners L.P. (e)	1,234,000	53,506
NuStar Energy L.P. (e)	395,000	21,053
St. Mary Land & Exploration Co.	1,492,000	57,606
Suburban Propane Partners L.P. (e)	379,100	15,384
TC Pipelines L.P.	242,300	8,771
Tidewater, Inc. (e)	845,000	46,357
Tsakos Energy Navigation Ltd.	421,200	15,597
Western Refining, Inc. (e)	685,000	16,584

		566,136

Financial Services—18.5%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	22,666
Amcore Financial, Inc.	177,200	4,022
American Equity Investment Life Holding Co. (e)	1,463,300	12,131
American Financial Group, Inc. (e)	1,538,000	44,417
Asta Funding, Inc. (e)	140,200	3,707
BancorpSouth, Inc.	1,155,000	27,270
Bank of Hawaii Corp. (e)	898,900	45,970
CBL & Associates Properties, Inc., REIT	1,315,000	31,442
Cullen/Frost Bankers, Inc.	914,300	47,519
Delphi Financial Group, Inc., Class A (e)	1,094,500	38,614
Equity One, Inc., REIT (e)	1,700,800	39,169
First Industrial Realty Trust, Inc., REIT (e)	1,197,000	41,416
FirstMerit Corp. (e)	414,900	8,302
Frontier Financial Corp. (e)	676,400	12,561
Fulton Financial Corp. (e)	600,500	6,738
Healthcare Realty Trust, Inc., REIT (e)	1,695,000	44,237

	Shares	Value (000s)

Hilb Rogal & Hobbs Co. (e)	1,019,500	$41,361
HRPT Properties Trust, REIT (e)	4,617,000	35,689
Infinity Property & Casualty Corp. (e)	335,500	12,122
Jefferies Group, Inc.	1,749,400	40,324
Kingsway Financial Services, Inc. (e)	677,100	8,139
Midland Co.	90,500	5,854
National Penn Bancshares, Inc. (e)	883,739	13,380
Nationwide Health Properties, Inc., REIT (e)	1,415,000	45,589
Old National Bancorp (e)	832,200	12,450
Potlatch Corp., REIT (e)	976,938	43,415
Provident Bankshares Corp. (e)	1,118,000	23,914
RLI Corp. (e)	296,800	16,855
Susquehanna Bancshares, Inc. (e)	969,500	17,878
Washington Federal, Inc.	1,695,000	35,781
Whitney Holding Corp. (e)	631,000	16,501

		799,433

Healthcare—4.0%
Hillenbrand Industries, Inc.	798,000	44,473
Invacare Corp. (e)	1,200,000	30,240
Owens & Minor, Inc. (e)	1,145,800	48,616
West Pharmaceutical Services, Inc. (e)	1,200,100	48,712

		172,041

Industrial—21.0%
Acuity Brands, Inc. (e)	889,000	40,005
Albany International Corp., Class A (e)	1,001,500	37,156
Applied Industrial Tech, Inc.	247,000	7,168
Arkansas Best Corp. (e)	1,176,100	25,804
Barnes Group, Inc. (e)	1,576,500	52,639
Briggs & Stratton Corp.	334,800	7,587
Crane Co.	1,206,000	51,737
DRS Technologies, Inc. (e)	990,800	53,771
DryShips, Inc. (e)	241,300	18,677
Ennis, Inc.	247,300	4,451
Excel Maritime Carriers Ltd. (e)	374,900	15,067
Genco Shipping & Trading Ltd. (e)	464,700	25,447
General Maritime Corp. (e)	1,556,200	38,049
Harsco Corp.	932,000	59,713
Heidrick & Struggles International, Inc.	971,800	36,063
Kennametal, Inc.	1,487,800	56,328
Lennox International, Inc. (e)	1,208,800	50,069
Lincoln Electric Holdings, Inc. (e)	808,000	57,513
Mueller Industries, Inc.	1,227,000	35,571
Quintana Maritime Ltd.	591,300	13,588
Regal-Beloit Corp. (e)	975,500	43,849
Schawk, Inc. (e)	576,900	8,954
Simpson Manufacturing Co., Inc. (e)	1,285,200	34,173
Skywest, Inc.	1,455,100	39,069
Universal Forest Products, Inc. (e)	529,200	15,590
Werner Enterprises, Inc. (e)	2,384,400	40,606
World Fuel Services Corp.	1,105,500	32,093

		900,737

Information Technology—1.4%
Himax Technologies, Inc. ADR (e)	1,098,100	4,689
NAM TAI Electronics, Inc.	515,900	5,814
Park Electrochemical Corp.	660,300	18,647

	Shares	Value (000s)

Technitrol, Inc.	1,140,000	$32,581

		61,731

Insurance—0.6%
Zenith National Insurance Cp	519,600	23,242

Materials & Processing—13.4%
Agnico-Eagle Mines Ltd. (e)	1,158,000	63,262
Bemis Co., Inc. (e)	1,585,600	43,414
Cleveland-Cliffs, Inc. (e)	639,200	64,431
Commercial Metals Co.	1,754,000	51,655
Iamgold Corp. (e)	5,839,900	47,303
Lubrizol Corp.	905,000	49,015
Methanex Corp. (e)	1,741,200	48,057
Quanex Corp. (e)	1,131,500	58,725
Royal Gold, Inc. (e)	1,376,600	42,014
RPM International, Inc.	2,181,600	44,286
Sensient Technologies Corp. (e)	1,575,700	44,561
Westlake Chemical Corp. (e)	910,900	17,298

		574,021

Telecommunications—0.6%
Iowa Telecommunications Services, Inc. (e)	1,678,000	27,284

Utilities—10.7%
Atmos Energy Corp.	1,506,000	42,228
Cleco Corp. (e)	1,637,000	45,509
Energen Corp.	949,000	60,954
National Fuel Gas Co. (e)	1,130,000	52,748
Oge Energy Corp.	1,213,500	44,038
Southwest Gas Corp.	1,010,000	30,068
UGI Corp.	1,797,200	48,974
Vectren Corp. (e)	1,465,400	42,511
Westar Energy, Inc. (e)	1,819,000	47,185
WGL Holdings, Inc. (e)	1,374,700	45,035

		459,250

Total Common Stock (cost—$3,405,478)		4,139,480

SHORT-TERM INVESTMENTS—30.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.0%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$100,000	100,000
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	20,000	20,000
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	20,000	17,800
4.56%	50,000	44,500
4.57%	10,000	8,900
5.243%	50,000	44,500
Bank of America N.A.,
4.58% due 1/2/08	121,000	121,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	105,000	105,000
5.128% due 2/15/08	77,000	77,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	7,000	7,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	8,093	6,629
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	1,000	1,000
4.73% due 5/9/08	3,000	2,999

38	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Principal Amount (000s)	Value (000s)

Citigroup Global Markets, Inc.,
4.65% due 1/2/08	$210,000	$210,000
Dexia Bank S.A.,
4.60% due 1/2/08	120,000	120,000
Dorada Finance, Inc., FRN (a)(f)(h),
4.845% due 4/25/08	8,000	8,000
5.238% due 7/7/08	10,000	9,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2,
5.097% due 10/15/08 (a)	10,000	10,000
Harrier Finance Funding U.S. LLC,
4.562% due 2/5/08, FRN (a)(f)(h)	15,000	15,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
4.50% due 1/2/08	31,000	31,000
K2, Inc., FRN (a)(f)(h),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC,
5.205% due 4/1/08, FRN (a)(f)(h)	10,000	10,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc., FRN (a)(f)(h),
4.555% due 5/16/08	2,000	2,000
4.556% due 5/16/08	45,000	45,004
Suntrust Bank,
1.00% due 1/2/08	4,615	4,615

		1,111,345

Repurchase Agreement—4.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $195,904; collateralized by Fannie Mae, 5.625% due 5/19/11-1/24/17, valued at $86,724 including accrued interest; Federal Farm Credit Bank, 4.74% due 6/27/11, valued at $6,183 including accrued interest; and Freddie Mac, 5.125%-5.25% due 2/24/11-4/18/11, valued at $106,875 including accrued interest (cost—$195,862)	195,862	195,862

Total Short-Term Investments (cost—$1,323,722)		1,307,207

Total Investments (cost—$4,729,200)—126.9%		5,446,687

Liabilities in excess of other assets—(26.9)%		(1,153,832)

Net Assets—100.0%		$4,292,855

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,095,615; cash collateral of $1,130,368 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Schedule of Investments

OCC Core Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—71.1%
Aerospace—2.2%
Lockheed Martin Corp.	1,800	$189

Capital Goods—6.8%
Eaton Corp.	1,400	136
Terex Corp. (a)	3,150	207
Textron, Inc.	3,400	242

		585

Chemicals—0.9%
Mosaic Co. (a)	800	75

Consumer Discretionary—2.2%
Best Buy Co., Inc.	2,550	134
Polo Ralph Lauren Corp., Class A	900	56

		190

Consumer Services—1.2%
Moody’s Corp.	2,800	100

Consumer Staples—3.5%
Coca-Cola Co.	2,600	160
Colgate-Palmolive Co.	1,000	78
Unilever N V	1,800	66

		304

Energy—8.2%
Chevron Corp.	1,500	140
ConocoPhillips	1,650	146
Transocean, Inc.	998	143
Weatherford International Ltd. (a)	2,100	144
XTO Energy, Inc.	2,625	135

		708

Financial Services—12.3%
Ambac Financial Group, Inc.	2,100	54
American Express Co.	2,200	114
Bank of America Corp.	2,500	103
Countrywide Financial Corp.	6,000	54
Goldman Sachs Group, Inc.	600	129
JPMorgan Chase & Co.	3,700	162
Lehman Brothers Holdings, Inc.	1,800	118
Wachovia Corp.	3,000	114
Wells Fargo & Co.	7,100	214

		1,062

Healthcare—12.2%
Abbott Laboratories	3,600	202
Aetna, Inc.	1,100	63
Forest Laboratories, Inc. (a)	1,700	62
Hologic, Inc. (a)	2,100	144
Merck & Co., Inc.	3,400	198
Roche Holdings AG ADR	1,100	94
Teva Pharmaceutical
Industries Ltd. ADR	4,100	191
Wyeth	2,100	93

		1,047

Materials & Processing—1.5%
Companhia Vale do Rio Doce ADR	3,900	127

Technology—15.6%
Adobe Systems, Inc. (a)	5,000	214
Analog Devices, Inc.	1,800	57
Cisco Systems, Inc. (a)	7,300	197
Corning, Inc.	4,200	101
EMC Corp. (a)	8,400	156
Google, Inc., Class A (a)	300	207
Intel Corp.	5,100	136
Microsoft Corp.	4,300	153
Nokia Corp. ADR	3,300	127

		1,348

	Shares	Value (000s)

Telecommunications—2.7%
AT&T, Inc.	3,100	$129
NII Holdings, Inc., Class B (a)	2,100	101

		230

Transportation—1.8%
Union Pacific Corp.	1,250	157

Total Common Stock (cost—$5,603)		6,122

	Principal Amount (000s)
Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $276 including accrued interest (cost—$270)	$270	270

Total Investments (cost—$5,873)—74.3%		6,392

Other assets less liabilities—25.7%		2,216

Net Assets—100.0%		$8,608

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.9%
Aerospace—5.2%
Lockheed Martin Corp.	11,700	$1,232
United Technologies Corp. (f)	24,901	1,906

		3,138

Capital Goods—7.9%
Eaton Corp.	13,600	1,319
Terex Corp. (b)	24,200	1,587
Textron, Inc.	27,000	1,925

		4,831

Chemicals—1.2%
Mosaic Co. (b)	7,600	717

Consumer Discretionary—2.3%
Best Buy Co., Inc. (d)	12,300	648
Polo Ralph Lauren Corp., Class A	12,400	766

		1,414

Consumer Services—1.7%
Moody’s Corp. (d)	28,900	1,032

Consumer Staples—7.4%
Altria Group, Inc.	19,300	1,459
Coca-Cola Co. (f)	24,400	1,497
Colgate-Palmolive Co.	11,800	920
Unilever N V	17,500	638

		4,514

Energy—10.4%
Chevron Corp.	14,500	1,353
ConocoPhillips	15,900	1,404
Transocean, Inc.	7,658	1,096
Weatherford International Ltd. (b)	17,000	1,166
XTO Energy, Inc.	25,000	1,284

		6,303

Financial Services—16.4%
American Express Co.	23,100	1,202
Bank of America Corp. (f)	22,400	924
CapitalSource, Inc., REIT (d)	74,900	1,317
Countrywide Financial Corp. (d)	58,600	524
Goldman Sachs Group, Inc.	5,800	1,247
JPMorgan Chase & Co. (f)	35,900	1,567
Lehman Brothers Holdings, Inc.	32,100	2,101
MBIA, Inc. (d)	26,125	487
PMI Group, Inc.	47,705	633

		10,002

Healthcare—13.0%
Abbott Laboratories	36,300	2,038
Forest Laboratories, Inc. (b)	16,600	605
Hologic, Inc. (b)	26,600	1,826
Merck & Co., Inc.	32,700	1,900
Nektar Therapeutics, Inc. (b)(d)	38,000	255
Roche Holdings AG	4,800	830
Teva Pharmaceutical Industries Ltd. ADR	9,300	432

		7,886

Materials & Processing—2.0%
Freeport-McMoRan Copper & Gold, Inc.	11,700	1,199

Technology—22.9%
Adobe Systems, Inc. (b)	51,800	2,213
Analog Devices, Inc.	25,900	821
Cisco Systems, Inc. (b)	81,200	2,198
Corning, Inc.	29,600	710
Google, Inc., Class A (b)	2,926	2,023
Intel Corp. (f)	60,909	1,624
MasterCard, Inc., Class A	5,033	1,083

	Shares	Value (000s)

Microsoft Corp.	42,600	$1,517
Nokia Corp. ADR	46,700	1,793

		13,982

Telecommunications—5.9%
AT&T, Inc. (f)	26,200	1,089
NII Holdings, Inc., Class B (b)	20,600	995
Sprint Nextel Corp.	112,600	1,479

		3,563

Transportation—3.6%
Continental Airlines, Inc., Class B (b)(d)	35,600	792
Union Pacific Corp.	11,200	1,407

		2,199

Total Common Stock (cost—$61,932)		60,780

SHORT-TERM INVESTMENTS—11.6%
Collateral Invested for Securities on Loan (c)—7.7%
Allianz Dresdner Daily Asset Fund (e)	3,558,430	3,558

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,105	1,105

		4,663

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,409; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,458 including accrued interest (cost—$2,408)	2,408	2,408

Total Short-Term Investments (cost—$7,071)		7,071

Total Investments before options written (cost—$69,003)—111.5%		67,851

OPTIONS WRITTEN (b)—(0.6)%
	Contracts
Call Options—(0.6)%
Adobe Systems, Inc. (CBOE) strike price $46.50, expires 2/15/08	300	(12)
Cisco Systems, Inc. (CBOE) strike price $31.50, expires 2/15/08	600	(13)
Eaton Corp. (CBOE) strike price $105, expires 2/16/08	100	(17)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $125, expires 2/16/08	100	(11)
Lehman Brothers Holdings Inc. (CBOE) strike price $75, expires 2/16/08	200	(13)
MasterCard, Inc. (CBOE) strike price $270, expires 2/16/08	40	(14)

	Contracts	Value (000s)

Nokia Corp. ADR (CBOE) strike price $44, expires 1/18/08	300	$(1)
S&P 500 Index (CBOE) strike price $1,540, expires 2/16/08	50	(76)
strike price $1,550, expires 2/16/08	50	(61)
strike price $1,550, expires 1/19/08	50	(7)
Terex Corp. (CBOE) strike price $75, expires 2/16/08	200	(26)
Weatherford International Ltd. (CBOE) strike price $80, expires 2/16/08	150	(11)
XOI Index (CBOE) strike price $1,570, expires 1/19/08	30	(87)

Total Options Written (premiums received—$441)		(349)

Total Investments net of options written (cost—$68,563) (a)—110.9%		67,502

Other liabilities in excess of other assets—(10.9%)		(6,632)

Net Assets—100.0%		$60,870

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $830 representing 1.36% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,495; cash collateral of $4,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Schedule of Investments

OCC Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—3.0%
United Technologies Corp.	243,400	$18,630

Capital Goods—4.1%
Terex Corp. (b)	97,600	6,400
Textron, Inc.	266,000	18,966

		25,366

Chemicals—3.3%
Monsanto Co.	118,400	13,224
Mosaic Co. (b)	75,600	7,132

		20,356

Consumer Discretionary—1.8%
Best Buy Co., Inc. (d)	208,800	10,993

Consumer Services—2.1%
Marriott International, Inc., Class A	382,000	13,057

Consumer Staples—5.1%
Altria Group, Inc.	89,000	6,727
Coca-Cola Co.	147,800	9,070
Colgate-Palmolive Co.	78,800	6,143
Wm. Wrigley Jr. Co. (d)	161,000	9,427

		31,367

Energy—6.3%
Diamond Offshore Drilling, Inc.	83,500	11,857
EOG Resources, Inc. (d)	120,800	10,781
Weatherford International Ltd. (b)	97,000	6,654
XTO Energy, Inc.	182,375	9,367

		38,659

Financial Services—11.3%
BlackRock, Inc. (d)	63,000	13,658
CapitalSource, Inc., REIT (d)	381,000	6,702
Goldman Sachs Group, Inc.	85,200	18,322
IntercontinentalExchange, Inc. (b)	24,600	4,736
Lehman Brothers Holdings, Inc.	293,000	19,174
MGIC Investment Corp. (d)	286,500	6,426

		69,018

Healthcare—20.8%
Abbott Laboratories	177,500	9,967
Celgene Corp. (b)(d)	600,200	27,735
Genzyme Corp. (b)	180,200	13,414
Gilead Sciences, Inc. (b)	435,000	20,015
Hologic, Inc. (b)(d)	343,400	23,571
Merck & Co., Inc.	205,300	11,930
Teva Pharmaceutical Industries Ltd. ADR	271,000	12,596
Wyeth	195,000	8,617

		127,845

Materials & Processing—1.5%
Precision Castparts Corp.	66,700	9,251

Technology—34.1%
Adobe Systems, Inc. (b)	487,700	20,839
Analog Devices, Inc.	315,000	9,985
Apple, Inc. (b)	72,800	14,420
Broadcom Corp., Class A (b)	620,000	16,207
Cisco Systems, Inc. (b)	866,300	23,467
EMC Corp. (b)	637,000	11,804
Energizer Holdings, Inc. (b)	80,200	8,993
Google, Inc., Class A (b)	26,400	18,255
Intel Corp.	605,000	16,129
MasterCard, Inc., Class A (d)	65,000	13,988
Microsoft Corp.	630,000	22,428
Oracle Corp. (b)	846,000	19,103
QUALCOMM, Inc.	340,000	13,379

		208,997

	Shares	Value (000s)

Telecommunications—2.8%
NII Holdings, Inc., Class B (b)	355,400	$17,173

Transportation—2.7%
Ryanair Holdings PLC ADR (b)(d)	410,800	16,202

Total Common Stock (cost—$517,135)		606,914

SHORT-TERM INVESTMENTS—18.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—17.4%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	11,000	11,000
Canadian Imperial Bank, FRN,
5.097% due 3/17/08	1,000	1,000
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	25,000	25,000
K2, Inc., FRN (a)(e)(g),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(g),
5.205% due 4/1/08	1,000	1,000
Morgan Stanley, FRN,
4.16% due 9/3/08	1,000	1,000
Northern Rock PLC, FRN (a)(g),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	10,313	10,313
Svenska Handelsbanken,
3.25% due 1/2/08	15,000	15,000

		106,763

Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $8,321; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $8,488 including accrued interest (cost—$8,319)	8,319	8,319

Total Short-Term Investments (cost—$115,632)		115,082

Total Investments (cost—$632,767)—117.6%		721,996

Liabilities in excess of other assets—(17.6%)		(108,229)

Net Assets—100.0%		$613,767

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $103,777; cash collateral of $107,312 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”) .

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

42	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC International Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.8%
Australia—4.2%
AXA Asia Pacific Holdings Ltd.	21,900	$141
Boart Longyear Group (a)	21,582	44
Foster’s Group Ltd.	4,400	25

		210

Austria—1.0%
Zumtobel AG	1,400	50

Bermuda—1.3%
Esprit Holdings Ltd.	4,500	67

Brazil—3.6%
Petroleo Brasileiro S.A. ADR	1,570	181

France—16.1%
BNP Paribas	725	79
Carrefour S.A.	700	54
Gaz De France	1,500	88
Lafarge S.A.	900	163
LVMH Moet Hennessy
Louis Vuitton S.A.	550	66
Pinault-Printemps-Redoute S.A.	850	137
Rhodia S.A. (a)	1,000	39
Societe Generale	625	90
Vallourec S.A.	310	84

		800

Germany—9.4%
BAYER AG	1,000	92
DaimlerChrysler AG	500	49
Deutsche Telekom AG	5,200	114
RWE AG	1,100	154
Symrise AG (a)	2,000	56

		465

Greece—5.5%
Hellenic Exchanges S.A. Holding	3,100	109
OPAP S.A.	4,100	164

		273

Hong Kong—1.2%
Wing Hang Bank Ltd.	3,906	58

Israel—2.8%
Makhteshim-Agan Industries Ltd. (a)	5,800	53
Teva Pharmaceutical
Industries Ltd. ADR	1,800	84

		137

Italy—3.1%
Banca Intesa SpA	13,500	106
Fiat Spa	800	21
Unicredito Italiano SpA	3,000	25

		152

Japan—17.8%
Aeon Co., Ltd.	2,800	41
Asahi Kasei Corp.	11,500	76
Canon, Inc.	1,400	64
Fuji Fire & Marine Insurance Ltd.	16,700	45
Higo Bank Ltd.	3,571	23
Mitsui & Co., Ltd.	3,100	65
Nintendo Co., Ltd.	290	170
NSK Ltd.	5,700	58
Orix Corp.	430	72
Osaka Securities Exchange Co., Ltd.	9	42
SMC Corp.	425	51
Sumitomo Metal Industries Ltd.	18,397	84
Toyota Motor Corp.	1,800	96

		887

	Shares	Value (000s)

Netherlands—2.3%
Koninklijke (Royal) KPN NV	6,300	$115

New Zealand—1.5%
Fletcher Building Ltd.	8,300	73

Norway—1.3%
Prosafe ASA	3,700	64

Spain—3.6%
Banco Santander Central Hispano S.A.	3,825	83
Telefonica S.A.	2,900	94

		177

Sweden—3.7%
Sandvik AB	3,700	63
SKF AB	4,000	67
Swedbank AB	1,900	54

		184

Switzerland—4.9%
Nestle S.A.	270	124
Roche Holdings AG	690	119

		243

United Kingdom—14.5%
BAE Systems PLC	6,150	61
BP PLC	14,600	178
Centrica PLC	13,300	95
Renovo Group PLC (a)	6,499	17
Tesco PLC	6,500	62
Unilever PLC	6,500	244
Vodafone Group PLC	17,300	65

		722

Total Common Stock (cost—$4,418)		4,858

	Principal Amount (000s)
Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $101; collateralized by Federal Home Loan Bank, 4.875% due 5/14/10, valued at $103 including accrued interest (cost—$101)	$101	101

Total Investments (cost—$4,519) (b)—99.8%		4,959

Other assets less liabilities—0.2%		11

Net Assets—100.0%		$4,970

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $4,540 representing 91.34% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	43

Schedule of Investments

OCC Opportunity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.1%
Aerovironment, Inc. (b)	96,800	$2,343
Orbital Sciences Corp. (b)	135,650	3,326

		5,669

Automotive—0.8%
Titan International, Inc. (d)	69,900	2,185

Capital Goods—4.6%
Ceradyne, Inc. (b)	89,000	4,177
Chart Industries, Inc. (b)	99,500	3,074
Force Protection, Inc. (b)(d)	435,900	2,040
TurboChef Technologies, Inc. (b)(d)	206,643	3,410

		12,701

Commercial Services—0.9%
American Public Education (b)	57,373	2,397

Consumer Discretionary—3.9%
Jamba, Inc. (b)(d)	658,632	2,437
Red Robin Gourmet Burgers, Inc. (b)(d)	107,900	3,452
Under Armour, Inc., Class A (b)(d)	113,200	4,943

		10,832

Consumer Services—13.9%
Aegean Marine Petroleum
Network, Inc.	207,137	7,952
Capella Education Co. (b)	35,600	2,330
Huron Consulting Group, Inc. (b)	85,999	6,934
LECG Corp. (b)	338,079	5,091
Life Time Fitness, Inc. (b)(d)	79,700	3,960
New Oriental Education & Technology Group ADR (b)	30,173	2,432
Pinnacle Entertainment, Inc. (b)	199,092	4,691
Resources Connection, Inc.	263,100	4,778

		38,168

Consumer Staples—1.3%
SunOpta, Inc. (b)(d)	272,500	3,638

Energy—9.8%
Delta Petroleum Corp. (b)(d)	283,720	5,348
PetroHawk Energy Corp. (b)	431,800	7,474
Petroquest Energy, Inc. (b)	323,258	4,623
Quicksilver Resources, Inc. (b)(d)	157,694	9,397

		26,842

Financial Services—5.0%
Calamos Asset Management	140,500	4,184
FCStone Group, Inc. (b)	35,519	1,635
GLG Partners, Inc. (b)(d)	372,300	5,063
VistaPrint Ltd. (b)(d)	69,549	2,980

		13,862

Healthcare—18.6%
Accuray, Inc. (b)(d)	204,922	3,119
AMAG Pharmaceuticals, Inc. (b)	46,200	2,778
Cardiome Pharma Corp. (b)(d)	513,357	4,579
Cubist Pharmaceuticals, Inc. (b)	371,011	7,609
Durect Corp. (b)(d)	940,915	6,050
Halozyme Therapeutics, Inc. (b)	376,585	2,678
Healthways, Inc. (b)	35,700	2,086
Hologic, Inc. (b)	47,800	3,281
Illumina, Inc. (b)(d)	66,582	3,946
Indevus Pharmaceuticals, Inc. (b)(d)	659,870	4,586
NxStage Medical, Inc. (b)(d)	190,621	2,892
Salix Pharmaceuticals Ltd. (b)(d)	225,518	1,777

	Shares	Value (000s)

Ventana Medical Systems, Inc. (b)	43,809	$3,821
Vital Images, Inc. (b)	115,749	2,092

		51,294

Industrial—0.7%
Excel Maritime Carriers Ltd. (d)	45,523	1,830

Materials & Processing—1.2%
RTI International Metals, Inc. (b)	45,700	3,150

Technology—29.2%
Ansoft Corp. (b)	113,900	2,944
Ariba, Inc. (b)	316,800	3,532
China Finance Online Co.
ADR (b)(d)	122,200	2,676
Cogent Communications
Group, Inc. (b)(d)	232,515	5,513
Commvault Systems, Inc. (b)	207,681	4,399
Concur Technologies, Inc. (b)	56,200	2,035
Global Sources Ltd. (b)(d)	198,262	5,595
Innerworkings, Inc. (b)(d)	436,970	7,542
Longtop Financial Technologies Ltd. ADR (b)(d)	113,500	2,688
Microsemi Corp. (b)	247,350	5,476
Netlogic Microsystems, Inc. (b)(d)	87,100	2,805
Omniture, Inc. (b)(d)	100,100	3,332
Orion Energy Systems, Inc. (b)	174,300	3,253
Phase Forward, Inc. (b)	108,420	2,358
RightNow Technologies, Inc. (b)	239,176	3,791
Sapient Corp. (b)	569,500	5,017
SPSS, Inc. (b)	78,900	2,833
SRA International, Inc., Class A (b)	66,900	1,970
Syntel, Inc.	54,800	2,111
Taser International, Inc. (b)(d)	155,150	2,233
Ultimate Software Group, Inc. (b)	93,000	2,927
Wind River Systems, Inc. (b)	593,364	5,465

		80,495

Telecommunications—2.9%
SAVVIS, Inc. (b)	212,928	5,943
Starent Networks Corp. (b)(d)	115,192	2,102

		8,045

Transportation—2.7%
American Commercial
Lines, Inc. (b)(d)	311,300	5,055
Navios Maritime Holdings, Inc.	199,013	2,438

		7,493

Utilities—2.0%
EnerNOC, Inc. (b)	111,793	5,489

Total Common Stock (cost—$249,455)		274,090

SHORT-TERM INVESTMENTS—27.1%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—25.1%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	5,000	4,450
4.56%	5,000	4,450
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	5,000	5,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank, FRN,
5.097% due 3/17/08	$1,000	$1,000
Cheyne Capital LLC (a)(e)(f)(g)(h)(i),
3.613%	1,245	1,020
CIT Group, Inc., FRN,
4.589% due 5/9/08	5,000	5,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	10,000	10,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000
K2, Inc., FRN (a)(e)(h),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	1,000	1,000
Rabobank,
2.50% due 1/2/08	12,048	12,048

		68,969

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $5,539; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $5,652 including accrued interest (cost—$5,538)	5,538	5,538

Total Short-Term Investments (cost—$75,834)		74,507

Total Investments (cost—$325,289)—126.7%		348,597

Liabilities in excess of other assets—(26.7%)		(73,497)

Net Assets—100.0%		$275,100

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $68,549; cash collateral of $70,550 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.7%
Aerospace—6.3%
Goodrich Corp.	1,020,600	$72,065
Raytheon Co.	681,700	41,379

		113,444

Building/Construction—2.7%
Centex Corp.	543,500	13,729
D.R. Horton, Inc. (f)	838,500	11,043
Foster Wheeler Ltd. (d)	156,100	24,198

		48,970

Capital Goods—3.4%
Goodyear Tire & Rubber Co. (d)(f)	648,100	18,289
Joy Global, Inc.	386,500	25,440
Terex Corp. (d)	258,200	16,930

		60,659

Chemicals—2.0%
Cytec Industries, Inc.	299,100	18,419
Mosaic Co. (d)	192,700	18,179

		36,598

Commercial Services—3.0%
ChoicePoint, Inc. (d)(f)	768,000	27,971
H&R Block, Inc. (f)	1,417,100	26,315

		54,286

Consumer Discretionary—3.9%
Advance Auto Parts, Inc.	565,300	21,476
Brunswick Corp. (f)	652,100	11,118
Family Dollar Stores, Inc. (f)	961,800	18,495
PetSmart, Inc. (f)	394,200	9,275
TJX Cos., Inc.	320,000	9,194

		69,558

Consumer Services—1.5%
WPP Group PLC (c)	2,149,800	27,541

Consumer Staples—6.1%
Clorox Co.	418,600	27,280
JM Smucker Co.	188,100	9,676
Loews Corp.—Carolina Group	328,900	28,055
Smithfield Foods, Inc. (d)(f)	927,700	26,829
SUPERVALU, Inc.	482,300	18,096

		109,936

Energy—6.0%
ConocoPhillips	317,100	28,000
FMC Technologies, Inc. (d)	441,700	25,045
National-Oilwell Varco, Inc. (d)	238,500	17,520
Hess Corp.	364,300	36,743

		107,308

Financial Services—30.7%
AMB Property Corp., REIT (f)	887,100	51,814
Annaly Capital Management, Inc., REIT (f)	1,818,800	33,066
Assurant, Inc. (f)	724,300	48,456
Bank of New York Mellon Corp.	837,469	40,835
CapitalSource, Inc., REIT (f)	1,136,100	19,984
CBL & Associates Properties, Inc., REIT	418,900	10,016
CIT Group, Inc.	1,224,400	29,422
Countrywide Financial Corp. (f)	1,924,800	17,208
Douglas Emmett, Inc., REIT (f)	851,900	19,261
Lazard Ltd., Class A (f)	379,600	15,442
Lehman Brothers Holdings, Inc. (f)	527,300	34,507

	Shares	Value (000s)

MBIA, Inc. (f)	771,100	$14,366
National City Corp.	503,400	8,286
Nationwide Health Properties, Inc., REIT (f)	1,323,100	42,257
PartnerRe Ltd. (f)	262,900	21,697
Platinum Underwriters Holdings Ltd.	837,300	29,774
PNC Financial Services Group, Inc. (f)	543,600	35,687
Prosperity Bancshares, Inc. (f)	981,300	28,840
Reinsurance Group of America, Inc. (f)	508,600	26,691
Stancorp Financial Group, Inc.	144,800	7,295
Zions Bancorporation (f)	369,100	17,233

		552,137

Healthcare—4.3%
Coventry Health Care, Inc. (d)	277,500	16,442
Forest Laboratories, Inc. (d)	383,400	13,975
Health Net, Inc. (d)	650,200	31,405
Sepracor, Inc. (d)	568,700	14,928

		76,750

Industrial—1.6%
Oshkosh Truck Corp. (f)	592,400	27,997

Materials & Processing—4.1%
Cleveland-Cliffs, Inc. (f)	179,190	18,062
Companhia Vale do Rio Doce ADR (f)	652,200	21,307
Nucor Corp.	280,100	16,588
Smurfit-Stone Container Corp. (d)(f)	1,644,000	17,361

		73,318

Technology—6.2%
ASML Holding NV (d)(f)	523,027	16,365
EMC Corp. (d)	724,600	13,427
Fairchild Semi-conductor International, Inc. (d)	779,200	11,244
Hubbell, Inc., Class B	255,400	13,179
KLA-Tencor Corp. (f)	301,000	14,496
Molex, Inc., Class A	924,800	24,294
Teradyne, Inc. (d)	1,784,000	18,447

		111,452

Telecommunications—2.8%
NII Holdings, Inc., Class B (d)(f)	549,600	26,557
Sprint Nextel Corp.	1,764,900	23,173

		49,730

Transportation—1.2%
Ford Motor Co. (d)(f)	1,028,700	6,923
UTI Worldwide, Inc.	708,600	13,889

		20,812

Utilities—14.9%
American Electric Power Co., Inc.	634,900	29,561
Constellation Energy Group, Inc.	319,100	32,718
DPL, Inc. (f)	884,800	26,234
Duke Energy Corp.	771,500	15,561
Entergy Corp.	276,500	33,047
Mirant Corp. (d)(f)	515,620	20,099
PG&E Corp.	283,500	12,216
SCANA Corp.	623,400	26,276
Southern Co.	1,112,100	43,094
Vectren Corp.	1,009,200	29,277

		268,083

Total Common Stock (cost—$1,761,501)		1,808,579

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—20.4%
Collateral Invested for Securities on Loan (e)—20.2%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	$25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	20,000	20,000
Axon Group PLC, FRN (a)(b)(g)(h)(i)(j),
4.56%	15,000	13,350
5.243%	18,000	16,020
Bank of America N.A.,
4.58% due 1/2/08	35,000	35,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	11,000	11,000
Cheyne Capital LLC, (a)(b)(g)(h)(i)(j),
3.613%	3,113	2,550
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	11,000	11,002
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	90,000	90,000
Dorada Finance, Inc., FRN (a)(g)(i),
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	5,000	4,999
General Electric Capital Corp., FRN,
4.923% due 5/19/08	3,000	3,001
Goldman Sachs Group L.P., Series 2, FRN (a)
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	39,000	39,000
Harrier Finance Funding U.S. LLC, FRN (a)(g)(i)
4.562% due 2/5/08	15,000	15,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	10,000	10,000
K2, Inc., FRN (a)(g)(i),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(g)(i),
5.197% due 4/1/08	5,000	5,000
5.205% due 4/1/08	10,000	10,000
Morgan Stanley, FRN,
4.16% due 9/3/08	5,000	5,000
Northern Rock PLC, FRN (a)(i),
5.285% due 8/1/08	5,000	5,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Sigma Finance, Inc., FRN (a)(g)(i),
4.556% due 5/16/08	13,000	13,001
Suntrust Bank,
1.00% due 1/2/08	1,986	1,986

		361,309

Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,809; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,865 including accrued interest (cost—$2,808)	2,808	2,808

Total Short-Term Investments (cost—$369,068)		364,117

12.31.07	Allianz Funds Semiannual Report	45

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

OPTIONS PURCHASED (d)—0.0%
Put Options—0.0%
Smithfield Foods, Inc. (CBOE), strike price $24, expires 2/15/08 (cost—$92)	1,480	$16

Total Investments before options written (cost—$2,130,661)—121.1%		2,172,712

OPTIONS WRITTEN (d)—(0.1)%
Call Options—(0.1)%
Hess Corp. (CBOE), strike price $95, expires 1/19/08	1,000	(830)
Smithfield Foods, Inc. (CBOE), strike price $32, expires 2/15/08	1,480	(50)
The Mosaic Co. (CBOE), strike price $95, expires 1/19/08	850	(493)

Total Options Written (premiums received—$714)		(1,373)

Total Investments net of options written (cost—$2,129,947) (f)—121.0%		2,171,339

Liabilities in excess of other assets—(21.0%)		(376,780)

Net Assets—100.0%		$1,794,559

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregated value of $27,541 representing 1.53% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(d) Non-income producing.

(e) Security purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $355,062; cash collateral of $367,748 was received with which the Fund purchased short-term investments.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Fair valued security.

(i) Illiquid security.

(j) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2007.

46	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—3.4%
AAR Corp. (a)	505	$19
Esterline Technologies Corp. (a)	305	16

		35

Airlines—1.8%
Republic Airways Holdings, Inc. (a)	940	18

Apparel & Textiles—1.1%
Oxford Industries, Inc.	435	11

Automotive—1.8%
Group 1 Automotive, Inc.	345	8
Tenneco, Inc. (a)	405	11

		19

Capital Goods—1.2%
Flow International Corp. (a)	1,285	12

Commercial Services—2.8%
Global Cash Access Holdings, Inc. (a)	1,445	9
H&E Equipment Services, Inc. (a)	1,020	19

		28

Computer Services—1.2%
CACI International, Inc., Class A (a)	265	12

Computer Software—1.2%
THQ, Inc. (a)	425	12

Consumer Discretionary—6.0%
GateHouse Media, Inc.	850	7
Gymboree Corp. (a)	515	16
Iconix Brand Group, Inc. (a)	860	17
Maidenform Brands, Inc. (a)	1,120	15
Ruby Tuesday, Inc.	565	6

		61

Consumer Services—5.1%
Geo Group, Inc. (a)	670	19
Macquarie Infrastructure Co. LLC	275	11
Silgan Holdings, Inc.	425	22

		52

Consumer Staples—1.3%
Papa John’s International, Inc. (a)	585	13

Electronics—1.2%
Brady Corp.,	345	12

Energy—2.2%
Berry Petroleum Co.,	365	16
Exterran Holdings, Inc. (a)	70	6

		22

Financial Services—25.4%
Affiliated Managers Group, Inc. (a)	135	16
Ashford Hospitality Trust, Inc., REIT	1,790	13
Boston Private Financial Holdings, Inc.	750	20
Bridge Capital Holdings (a)	780	17
Cousins Properties, Inc., REIT	625	14
Delphi Financial Group, Inc.,	535	19
DiamondRock Hospitality Co., REIT	345	5
Dupont Fabros Technology, REIT	750	15
Investment Technology Group, Inc. (a)	525	25
Medical Properties Trust, Inc., REIT	1,365	14
Nationwide Health Properties, Inc., REIT	605	19
Pacific Capital Bancorp	750	15
Prosperity Bancshares, Inc.	645	19
Renasant Corp.	940	20

	Shares	Value (000s)

Signature Bank & Trust (a)	295	$10
Whitney Holding Corp.	625	16

		257

Food & Beverage—0.6%
Performance Food Group Co. (a)	220	6

Healthcare—7.9%
Amsurg Corp. (a)	730	20
Merit Medical Systems, Inc. (a)	850	12
Perrigo Co.	940	33
Symmetry Medical, Inc. (a)	860	15

		80

Household Products—0.4%
Central Garden & Pet Co. (a)	200	1
Central Garden and Pet Co., Class A (a)	585	3

		4

Insurance—4.8%
American Safety Insurance Holdings Ltd. (a)	780	15
Assured Guaranty Ltd.	555	15
Hallmark Finl Services, Inc. (a)	505	8
RAM Holdings Ltd. (a)	2,275	11

		49

Machinery—2.4%
Astec Industries, Inc. (a)	190	7
Columbus Mckinnon Corp. (a)	525	17

		24

Materials & Processing—1.4%
AM Castle & Co.	525	14

Metals & Mining—2.2%
Claymont Steel Holdings, Inc. (a)	946	22

Multi-Media—1.8%
World Wrestling Entertainment, Inc.,	1,205	18

Oil & Gas—1.8%
Rosetta Resources, Inc. (a)	920	18

Retail—4.7%
A.C. Moore Arts & Crafts, Inc. (a)	780	11
Aeropostale, Inc. (a)	490	13
Carrols Restaurant Group, Inc. (a)	1,100	10
Insight Enterprises, Inc. (a)	750	14

		48

Technology—6.0%
Borland Software Corp. (a)	2,810	9
Fairchild Semi-conductor International, Inc. (a)	860	12
Microsemi Corp. (a)	505	11
Teradyne, Inc. (a)	910	9
Quantum Corp. (a)	7,135	19

		60

Telecommunications—2.6%
Arris Group, Inc. (a)	1,205	12
Syniverse Holdings, Inc. (a)	940	15

		27

Utilities—4.6%
Atmos Energy Corp.	685	19
Vectren Corp.	940	28

		47

Total Common Stock (cost—$1,024)		981

	Principal Amount (ooos)	Value (000s)

Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $44; collateralized by Fannie Mae, 3.25% due 2/15/09, valued at $45 including accrued interest (cost—$44)	$44	$44

Total Investments (cost—$1,068)—101.3%		1,025

Liabilities in excess of other assets—(1.3%)		(13)

Net Assets—100.0%		$1,012

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	47

Schedule of Investments

OCC Target Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—1.1%
Rockwell Collins, Inc.	100,000	$7,197

Building/Construction—1.8%
McDermott International, Inc. (b)	205,000	12,101

Capital Goods—1.8%
Textron, Inc.	170,000	12,121

Chemicals—3.5%
Monsanto Co.	80,000	8,935
Mosaic Co. (b)	150,000	14,151

		23,086

Communications—1.9%
Focus Media Holding Ltd. ADR (b)(d)	215,000	12,214

Consumer Discretionary—6.0%
CapitalSource, Inc., REIT (d)	1,000,000	17,590
Coach, Inc. (b)(d)	250,000	7,645
Dick’s Sporting Goods, Inc. (b)(d)	240,000	6,662
Nordstrom, Inc. (d)	200,000	7,346

		39,243

Consumer Services—8.1%
Aegean Marine Petroleum Network, Inc.	200,000	7,678
Corrections Corp. of America (b)	425,000	12,542
New Oriental Education & Technology Group ADR (b)	125,000	10,074
Pinnacle Entertainment, Inc. (b)	300,000	7,068
Starwood Hotels & Resorts Worldwide, Inc.	200,000	8,806
XM Satellite Radio Holdings, Inc., Class A (b)(d)	600,000	7,344

		53,512

Consumer Staples—2.3%
Bunge Ltd.	75,000	8,730
Fomento Economico Mexicano S.A. de C.V. ADR	175,000	6,680

		15,410

Electronics—1.0%
China Security & Surveillanc (b)(d)	305,000	6,661

Energy—10.1%
Cameron International Corp. (b)	130,000	6,257
First Solar, Inc. (b)	15,000	4,007
National-Oilwell Varco, Inc. (b)	100,000	7,346
Noble Corp.	100,000	5,651
PetroHawk Energy Corp. (b)	950,000	16,445
Quicksilver Resources, Inc. (b)(d)	300,000	17,877
Weatherford International Ltd. (b)	135,000	9,261

		66,844

Financial Services—3.4%
Affiliated Managers Group, Inc. (b)(d)	75,000	8,810
IntercontinentalExchange, Inc. (b)	50,000	9,625
Och-Ziff Capital Management Group LLC (b)(d)	150,000	3,942

		22,377

Healthcare—18.1%
Accuray, Inc. (b)(d)	425,000	6,468
Celgene Corp. (b)(d)	350,000	16,173
Gen-Probe, Inc. (b)	180,000	11,327
Hologic, Inc. (b)	370,000	25,397
Illumina, Inc. (b)(d)	200,000	11,852
Intuitive Surgical, Inc. (b)	55,000	17,848
Inverness Med Innovations, Inc. (b)	165,000	9,270

	Shares	Value (000s)

Psychiatric Solutions, Inc. (b)(d)	375,000	$12,188
Ventana Medical Systems, Inc. (b)(d)	100,000	8,723

		119,246

Materials & Processing—5.4%
Allegheny Technologies, Inc.	85,000	7,344
Freeport-McMoRan Copper & Gold, Inc.	90,000	9,220
Precision Castparts Corp.	135,000	18,724

		35,288

Multi-Media—2.0%
Central European Media Enterprises Ltd., Class A (b)(d)	115,000	13,338

Retail—1.2%
Burger King Holdings, Inc.	275,000	7,840

Technology—27.5%
Activision, Inc. (b)	350,000	10,395
Adobe Systems, Inc. (b)	280,000	11,964
Akamai Technologies, Inc. (b)(d)	185,000	6,401
Alibaba.com Ltd. (b)	1,000,000	3,610
American Tower Corp., Class A (b)	485,000	20,632
Amphenol Corp., Class A	180,000	8,347
Broadcom Corp., Class A (b)	340,000	8,888
Ciena Corp. (b)(d)	245,000	8,357
Citrix Systems, Inc. (b)	420,000	15,964
Energizer Holdings, Inc. (b)	100,000	11,213
F5 Networks, Inc. (b)	285,000	8,128
General Cable Corp. (b)(d)	150,000	10,992
Global Payments, Inc.	185,000	8,606
Juniper Networks, Inc. (b)	300,000	9,960
Marvell Technology Group Ltd. (b)(d)	505,000	7,060
MasterCard, Inc., Class A (d)	65,000	13,988
Microchip Technology, Inc. (d)	210,000	6,598
Vmware, Inc., Class A (b)(d)	125,000	10,624

		181,727

Telecommunications—4.3%
Clearwire Corp., Class A (b)(d)	480,000	$6,581
NII Holdings, Inc., Class B (b)(d)	350,000	16,912
Starent Networks Corp. (b)(d)	270,000	4,927

		28,420

Transportation—0.8%
Expeditors International Washington, Inc. (d)	125,000	5,585

Total Common Stock (cost—$534,688)		662,210

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—26.9%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	10,000	8,900
4.56%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	22,000	22,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	16,000	16,000
5.128% due 2/15/08	10,000	10,000
Canadian Imperial Bank, FRN,
5.098% due 3/17/08	3,000	3,000

	Principal Amount (000s)	Value (000s)
CIT Group, Inc., FRN,
4.589% due 5/9/08	$3,000	$3,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	30,000	30,000
Dexia Bank S.A.,
4.60% due 1/2/08	7,000	7,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	5,000	5,000
ING Bank NV,
4.50% due 1/2/08	15,000	15,000
K2, Inc., FRN (a)(e)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Morgan Stanley, FRN,
4.16% due 9/3/08	3,000	3,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	3,997	3,997
Suntrust Bank,
1.00% due 1/2/08	124	124

		177,472

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $721; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $738 including accrued interest (cost—$721)	721	721

Total Short-Term Investments (cost—$179,845)		178,193

Total Investments (cost—$714,533)—127.3%		840,403

Liabilities in excess of other assets—(27.3%)		(180,444)

Net Assets—100.0%		$659,959

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $173,489; cash collateral of $179,124 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

48	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.1%
Aerospace—4.9%
Boeing Co.	489,200	$42,785
Raytheon Co.	430,700	26,144

		68,929

Building & Construction—5.9%
Centex Corp.	3,270,000	82,600

Capital Goods—6.2%
3M Co. (d)	254,400	21,451
General Electric Co.	1,757,400	65,147

		86,598

Consumer Discretionary—5.1%
Family Dollar Stores, Inc. (d)	587,000	11,288
PetSmart, Inc. (d)	587,000	13,812
Wal-Mart Stores, Inc. (d)	489,200	23,252
Yum! Brands, Inc.	585,600	22,411

		70,763

Consumer Staples—8.8%
SUPERVALU, Inc. (d)	440,300	16,520
SYSCO Corp. (d)	956,800	29,862
Unilever PLC ADR (d)	2,034,800	76,142

		122,524

Energy—17.2%
BP PLC ADR (d)	710,400	51,980
Chevron Corp.	815,000	76,064
ConocoPhillips	895,000	79,028
Hess Corp.	335,048	33,793

		240,865

Financial Services—37.3%
Allstate Corp.	306,100	15,988
Ambac Financial Group, Inc. (d)	639,700	16,485
American International Group, Inc.	156,900	9,147
Annaly Mortgage Management, Inc., REIT	1,282,453	23,315
Bank of America Corp.	765,800	31,597
Capital One Financial Corp. (d)	615,500	29,088
CapitalSource, Inc., REIT (d)	1,069,600	18,814
CIT Group, Inc. (d)	1,528,700	36,735
Citigroup, Inc.	1,251,100	36,832
Countrywide Financial Corp. (d)	2,394,200	21,404
Fannie Mae	1,479,100	59,134
Hartford Financial Services Group, Inc.	174,100	15,180
JPMorgan Chase & Co.	1,393,700	60,835
Lehman Brothers Holdings, Inc.	1,340,300	87,690
MBIA, Inc. (d)	1,125,100	20,961
National City Corp. (d)	1,647,000	27,110
PMI Group, Inc. (d)	907,200	12,048

		522,363

Healthcare—8.3%
Aetna, Inc.	200,800	11,592
ImClone Systems, Inc. (b)	293,500	12,620
Nektar Therapeutics, Inc. (b)(d)	753,600	5,057
Regeneron Pharmaceuticals, Inc. (b)	489,200	11,814
Theravance, Inc. (b)(d)	401,100	7,822
WellPoint, Inc. (b)	768,000	67,377

		116,282

	Shares	Value (000s)

Telecommunications—1.0%
Sprint Nextel Corp.	1,076,200	$14,130

Utilities—4.4%
Southern Co.	1,603,200	62,124

Total Common Stock (cost—$1,443,990)		1,387,178

SHORT-TERM INVESTMENTS—18.1%
Collateral Invested for Securities on Loan (c)—16.4%
Allianz Dresdner Daily Asset Fund (e)	95,744,266	95,744

	Principal Amount (000s)
ABN-AMRO Bank NV, 4.125% due 1/2/08	$50,000	50,000
Bayerische Landesbank, 4.956% due 9/23/08, FRN	1,000	1,000
Dexia Bank S.A., 4.60% due 1/2/08	35,000	35,000
Goldman Sachs Group L.P., Series 2, 5.098% due 8/14/08, FRN (a)	20,000	20,000
Morgan Stanley, 4.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(f)	4,000	4,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	1,778	1,778

		229,522

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $23,052; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,964 including accrued interest and Federal Home Loan Bank, 4.875%-5.75% due 5/14/10-5/15/12, valued at $20,548 including accrued interest (cost—$23,047)	23,047	23,047

Total Short-Term Investments (cost—$252,569)		252,569

Total Investments (cost—$1,696,559)—117.2%		1,639,747

Liabilities in excess of other assets—(17.2%)		(240,133)

Net Assets—100.0%		$1,399,614

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $221,983; cash collateral of $229,522 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	49

Statements of Assets and Liabilities

December 31, 2007 (Unaudited)
Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Assets:
Investments, at value	$—	$1,854,191	$360,127	$93,230
Investments in Affiliates, at value	323,937	—	60,733	—
Cash	1,036	3	—	1
Securities lending interest receivable (net)	—	—	41	—
Receivable for investments sold	—	—	—	—
Receivable for Fund shares sold	431	20,224	95	416
Dividends and interest receivable (net of foreign taxes)	520	1,009	59	68
Manager reimbursement receivable	—	—	—	—
Other assets	—	—	—	—
	325,924	1,875,427	421,055	93,715

Liabilities:
Payable for investments purchased	$1,555	$32,535	$10,040	$—
Payable for Fund shares redeemed	693	29,989	2,404	10
Payable for collateral for securities on loan	—	147,309	81,622	—
Dividends payable	—	—	—	—
Investment advisory fee payable	—	581	359	33
Administration fee payable	99	371	72	19
Distribution fee payable	143	233	8	2
Servicing fee payable	62	139	—	2
Payable for organization expense	—	—	—	—
	2,552	211,157	94,505	66
Net Assets	$323,372	$1,664,270	$326,550	$93,649

Net Assets Consist of:
Paid-in-capital	$287,870	$1,402,723	$299,829	$90,088
Undistributed (dividends in excess of) net investment income	(7,606)	514	(1,582)	11
Accumulated net realized gain (loss)	14,360	(13,691)	822	(2,203)
Net unrealized appreciation/depreciation of investments and foreign currency transactions	28,748	274,724	27,481	5,753
	$323,372	$1,664,270	$326,550	$93,649

Net Assets:
Institutional Class	$15,563	$422,720	$289,437	$83,597
Administrative Class	—	522,278	37,113	12
Other Classes	307,809	719,272	—	10,040

Shares Issued and Outstanding:
Institutional Class	1,315	19,914	14,618	7,863
Administrative Class	—	25,335	1,982	1
Other Classes	25,724	35,956	—	954

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.84	$21.23	$19.80	$10.63
Administrative Class	—	20.61	18.72	10.60

Cost of Investments	$—	$1,579,467	$332,646	$87,477
Cost of Investments in Affiliates	$295,189	$—	$60,733	$—

50	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$1,672,704	$42,956	$8,916,612	$1,101,889	$1,052,309	$12,329	$5,349,878
—	3,517	—	192,044	59,340	—	96,809
1,783	1	1	—	—	—	1
—	1	104	71	16	—	315
—	81	150,713	3,227	9,628	38	385
5,601	405	41,772	7,726	14,645	—	75,126
456	134	31,909	2,923	2,548	28	6,608
—	—	—	—	—	54	—
—	—	—	1	—	—	—
1,680,544	47,095	9,141,111	1,307,881	1,138,486	12,449	5,529,122

$—	$538	$101,394	$—	$3,363	$193	$9,990
2,442	612	31,647	3,370	9,319	83	91,737
273,718	4,827	389,368	238,617	69,900	—	1,130,368
—	—	1	—	—	—	—
501	21	3,080	492	365	6	2,013
322	12	2,007	469	277	4	1,050
167	8	1,331	158	110	2	610
117	6	1,250	184	141	2	499
—	—	—	—	—	54	—
277,267	6,024	530,078	243,290	83,475	344	1,236,267
$1,403,277	$41,071	$8,611,033	$1,064,591	$1,055,011	$12,105	$4,292,855

$1,202,386	$45,506	$8,397,649	$1,009,353	$1,063,201	$13,436	$3,446,062
(83)	49	11,429	724	1,303	6	22,353
1,736	(318)	94,069	21,046	(6,885)	117	106,949
199,238	(4,166)	107,886	33,468	(2,608)	(1,454)	717,491
$1,403,277	$41,071	$8,611,033	$1,064,591	$1,055,011	$12,105	$4,292,855

$513,944	$8,907	$1,835,207	$107,037	$307,415	$1,847	$1,087,500
291,174	21	557,971	—	4,780	—	707,226
598,159	32,143	6,217,855	957,554	742,816	10,258	2,498,129

18,080	665	110,201	4,034	15,868	123	35,349
10,565	2	33,416	—	247	—	23,889
22,703	2,487	376,744	36,392	38,570	684	85,184

$28.43	$13.39	$16.65	$26.53	$19.37	$15.03	$30.76
27.56	13.46	16.70	—	19.35	—	29.61

$1,473,466	$47,122	$8,808,726	$1,068,423	$1,054,917	$13,783	$4,609,639
$—	$3,517	$—	$192,044	$59,340	$—	$119,561

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	51

Statements of Assets and Liabilities  (Cont.)

December 31, 2007 (Unaudited)
Amounts in thousands, except per share amounts	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Assets:
Investments, at value	$6,392	$64,293	$721,996
Investments in Affiliates, at value	—	3,558	—
Cash	—	—	1
Foreign currency, at value	—	—	—
Securities lending interest receivable (net)	—	1	28
Receivable for investments sold	—	200	—
Receivable for Fund shares sold	2,217	43	1,431
Dividends and interest receivable (net of foreign taxes)	3	62	419
Receivable from Adviser	—	—	—
	8,612	68,157	723,875

Liabilities:
Payable for investments purchased	$—	$1,729	$—
Payable to Custodian	—	46	—
Options written, at value	—	349	—
Payable for Fund shares redeemed	—	420	1,959
Payable for collateral for securities on loan	—	4,663	107,312
Investment advisory fee payable	2	30	246
Administration fee payable	2	19	193
Distribution fee payable	—	19	277
Servicing fee payable	—	12	121
Payable for organization expense	—	—	—
Payable to securities lending agent	—	—	—
	4	7,287	110,108
Net Assets	$8,608	$60,870	$613,767

Net Assets Consist of:
Paid-in-capital	$7,957	$70,141	$615,639
Undistributed (dividends in excess of) net investment income	—	(1)	(2,073)
Accumulated net realized gain (loss)	132	(8,210)	(89,033)
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	519	(1,060)	89,234
	$8,608	$60,870	$613,767

Net Assets:
Institutional Class	$7,585	$3,098	$10,951
Administrative Class	—	336	85
Other Classes	1,023	57,436	602,731

Shares Issued and Outstanding:
Institutional Class	683	336	393
Administrative Class	—	37	3
Other Classes	93	6,538	23,098

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.11	$9.23	$27.85
Administrative Class	—	9.15	27.13

Cost of Investments	$5,873	$65,445	$632,767
Cost of Investments in Affiliates	$—	$3,558	$—
Cost of Foreign Currency	$—	$—	$—
Premiums Received for Options Written	$—	$441	$—

52	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC International Equity Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund

$4,959	$348,597	$2,172,712	$1,025	$840,403	$1,544,003
—	—	—	—	—	95,744
—	931	—	1	1	1
8	—	—	—	—	—
—	67	75	—	95	77
—	3,619	6,038	49	—	—
—	250	917	—	127	703
7	4	3,647	2	222	1,948
49	—	—	—	—	—
5,023	353,468	2,183,389	1,077	840,848	1,642,476

$—	$5,064	$1,038	$64	$—	$—
—	—	—	—	—	—
—	—	1,373	—	—	—
—	1,584	16,432	—	867	11,750
—	70,550	367,748	—	179,124	229,522
2	134	724	1	288	510
2	77	550	—	205	425
—	87	623	—	276	406
—	43	342	—	129	249
49	—	—	—	—	—
—	829	—	—	—	—
53	78,368	388,830	65	180,889	242,862
$4,970	$275,100	$1,794,559	$1,012	$659,959	$1,399,614

$4,410	$257,268	$1,727,789	$1,057	$515,669	$1,432,365
1	(1,166)	3,209	3	(3,175)	2,246
119	(4,310)	22,169	(5)	21,595	21,815
440	23,308	41,392	(43)	125,870	(56,812)
$4,970	$275,100	$1,794,559	$1,012	$659,959	$1,399,614

$4,970	$59,181	$46,152	$958	$11,660	$91,126
—	93	51,048	—	178	76,686
—	215,826	1,697,359	54	648,121	1,231,802

292	2,628	2,466	66	473	6,524
—	4	2,808	—	8	5,659
—	9,887	103,830	4	30,818	93,488

$17.03	$22.52	$18.71	$14.37	$24.64	$13.97
—	22.06	18.18	—	24.36	13.55

$4,519	$325,289	$2,130,661	$1,068	$714,533	$1,600,815
$—	$—	$—	$—	$—	$95,744
$8	$—	$—	$—	$—	$—
$—	$—	$714	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	53

Statements of Operations

For the Six Months Ended December 31, 2007 (Unaudited)
Amounts in thousands	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Investment Income:
Interest	$—	$1,025	$300	$63
Dividends, net of foreign withholding taxes	—	10,184	1,123	302
Dividends from investments in Affiliates	5,712	—	—	—
Security lending income (net)	—	—	210	—
Miscellaneous income	1	23	10	2
Total Income	5,713	11,232	1,643	367

Expenses:
Investment advisory fees	—	3,728	2,622	158
Administration fees	642	2,375	524	93
Distribution and/or servicing fees — Administrative Class	—	665	62	—
Distribution and/or servicing fees — Other Classes	1,324	1,647	—	17
Trustees’ fees	—	68	17	3
Interest expense	—	—	—	—
Total Expenses	1,966	8,483	3,225	271
Net Investment Income (Loss)	3,747	2,749	(1,582)	96

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	58,229	13,907	(1,777)
Investments in Affiliates	1,067	—	—	—
Foreign currency transactions	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	52,946	(25,200)	1,535
Investments in Affiliates	(17,465)	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	589	111,175	(11,293)	(242)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$4,336	$113,924	$(12,875)	$(146)

54	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$824	$33	$3,280	$1,152	$1,288	$11	$5,911
5,914	654	143,123	26,230	11,695	197	57,773
—	—	—	—	—	—	1,885
46	7	726	421	74	—	2,357
27	—	30	4	3	—	81
6,811	694	147,159	27,807	13,060	208	68,007

3,087	141	19,775	2,420	1,924	44	13,490
1,994	78	12,942	2,323	1,476	27	7,085
355	—	596	—	2	—	1,040
1,402	96	16,398	1,736	1,378	28	6,614
56	2	361	31	34	1	189
—	—	25	—	—	1	—
6,894	317	50,097	6,510	4,814	101	28,418
(83)	377	97,062	21,297	8,246	107	39,589

67,365	96	265,009	44,394	(3,010)	455	266,452
—	—	—	—	—	—	—
—	—	—	19	—	—	3
—	—	—	—	—	—	—

15,860	(5,504)	(726,624)	(33,901)	(47,246)	(2,286)	(497,539)
—	—	—	—	—	—	(28,377)
—	—	—	1	—	—	3
83,225	(5,408)	(461,615)	10,513	(50,256)	(1,831)	(259,458)
$83,142	$(5,031)	$(364,553)	$31,810	$(42,010)	$(1,724)	$(219,869)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	55

Statements of Operations  (Cont.)

For the Six Months Ended December 31, 2007 (Unaudited)
Amounts in thousands	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Investment Income:
Interest	$5	$33	$305
Dividends, net of foreign withholding taxes	46	502	2,789
Security lending income (net)	—	5	104
Miscellaneous income	—	—	2
Total Income	51	540	3,200

Expenses:
Investment advisory fees	16	198	1,514
Administration fees	11	129	1,192
Distribution and/or servicing fees — Administrative Class	—	1	—
Distribution and/or servicing fees — Other Classes	4	207	2,484
Trustees’ fees	—	3	25
Interest expense	2	4	—
Total Expenses	33	542	5,215
Net Investment Income (Loss)	18	(2)	(2,015)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	455	2,612	47,848
Options written	—	1,246	—
Foreign currency transactions	—	—	(4)
Net change in unrealized appreciation/depreciation of:
Investments	(550)	(5,419)	(6,836)
Options written	—	32	—
Foreign currency transactions	—	1	4
Net Realized and Change in Unrealized Gain (Loss)	(95)	(1,528)	41,012
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(77)	$(1,530)	$38,997
†	For the period October 31, 2007 (commencement of operations) through December 31, 2007.

56	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC International Equity Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund†	OCC Target Fund	OCC Value Fund

$1	$92	$280	$1	$140	$311
31	447	20,054	4	1,927	18,944
—	523	344	—	591	309
—	1	—	—	—	—
32	1,063	20,678	5	2,658	19,564

14	843	5,253	1	1,856	3,769
11	496	3,781	1	1,320	3,117
—	—	85	—	—	115
—	879	6,566	—	2,629	4,735
—	11	83	—	27	69
—	—	16	—	1	14
25	2,229	15,784	2	5,833	11,819
7	(1,166)	4,894	3	(3,175)	7,745

274	3,757	47,672	(5)	62,261	34,999
—	—	1,191	—	(447)	—
(1)	—	(3)	—	(1)	—

(242)	(13,478)	(105,274)	(43)	(27,166)	(217,721)
—	—	(659)	—	—	—
1	—	(2)	—	—	—
32	(9,721)	(57,075)	(48)	34,647	(182,722)
$39	$(10,887)	$(52,181)	$(45)	$31,472	$(174,977)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	57

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi-Style Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund

	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,747	$4,469	$2,749	$4,140	$(1,582)	$(2,936)
Net realized gain (loss) on investments, options written and foreign currency transactions	—	—	58,229	67,795	13,907	32,362
Net realized gain on investments in Affiliates	1,067	4,567	—	—	—	—
Net capital gain distributions received from underlying Affiliated Funds	16,987	12,525	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written and foreign currency transactions	—	—	52,946	138,780	(25,200)	(9,177)
Net change in unrealized appreciation/depreciation of investments with Affiliates	(17,465)	20,203	—	—	—	—
Net increase (decrease) resulting from investment operations	4,336	41,764	113,924	210,715	(12,875)	20,249

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(634)	(598)	(1,943)	(1,269)	—	—
Administrative Class	—	—	(2,951)	(803)	—	—
Other Classes	(10,719)	(16,442)	(1,481)	(584)	—	—
Net realized capital gains
Institutional Class	(328)	(84)	(33,721)	(26,326)	(39,647)	(53,317)
Administrative Class	—	—	(44,039)	(33,019)	(5,962)	(5,703)
Other Classes	(7,865)	(3,693)	(61,452)	(45,797)	—	—
Total Dividends and Distributions to Shareholders	(19,546)	(20,817)	(145,587)	(107,798)	(45,609)	(59,020)

Fund Share Transactions:
Shares sold
Institutional Class	4,989	14,413	57,565	82,957	15,778	65,248
Administrative Class	—	—	89,135	110,183	4,391	8,923
Other Classes	26,150	74,894	100,404	242,451	—	—
Issued as reinvestment of dividends and distributions
Institutional Class	962	682	33,673	26,163	32,866	42,419
Administrative Class	—	—	42,984	30,219	5,396	5,690
Other Classes	14,612	15,906	42,874	30,795	—	—
Cost of shares redeemed
Institutional Class	(2,804)	(3,205)	(87,516)	(96,780)	(129,418)	(248,875)
Administrative Class	—	—	(117,795)	(113,970)	(19,517)	(19,094)
Other Classes	(40,072)	(76,774)	(109,709)	(235,228)	—	—
Net increase (decrease) from Fund share transactions	3,837	25,916	51,615	76,790	(90,504)	(145,689)
Fund Redemption Fees	—	1	12	10	2	12
Total Increase (Decrease) in Net Assets	(11,373)	46,864	19,964	179,717	(148,986)	(184,448)

Net Assets:
Beginning of period	334,745	287,881	1,644,306	1,464,589	475,536	659,984
End of period*	$323,372	$334,745	$1,664,270	$1,644,306	$326,550	$475,536
* Including undistributed (dividends in excess of) net investment income of:	$(7,606)	$—	$514	$4,140	$(1,582)	$—

58	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

CCM Focused Growth Fund		CCM Mid-Cap Fund		NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ International Value Fund

Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

$96	$65	$(83)	$151	$377	$770	$97,062	$113,023	$21,297	$4,254
(1,777)	251	67,365	78,495	96	10,694	265,009	298,751	44,413	15,910
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
1,535	3,701	15,860	95,740	(5,504)	(2,084)	(726,624)	674,262	(33,900)	65,734
—	—	—	—	—	—	—	—	—	—
(146)	4,017	83,142	174,386	(5,031)	9,380	(364,553)	1,086,036	31,810	85,898

(145)	(13)	—	—	(273)	(440)	(27,752)	(25,611)	(2,557)	(325)
—	—	—	—	—	—	(6,790)	(3,524)	—	—
(4)	(1)	—	—	(553)	(171)	(56,566)	(77,878)	(18,622)	(3,693)

(25)	(93)	(51,747)	(43,246)	(2,960)	(753)	(93,012)	(14,183)	(3,909)	(104)
—	—	(29,195)	(29,529)	(27)	(1)	(25,593)	(1,367)	—	—
(3)	(8)	(61,873)	(61,880)	(7,745)	(579)	(329,243)	(69,768)	(34,827)	(2,345)
(177)	(115)	(142,815)	(134,655)	(11,558)	(1,944)	(538,956)	(192,331)	(59,915)	(6,467)

38,020	47,142	78,151	119,623	2,303	3,900	478,756	1,393,953	76,726	27,820
—	10	31,917	50,771	100	—	212,524	402,111	—	—
6,479	4,464	82,163	134,824	14,049	18,807	1,061,710	4,372,627	545,618	321,923

109	105	49,504	40,477	3,133	1,176	106,321	36,045	6,402	420
—	—	28,210	28,285	28	1	32,383	4,891	—	—
5	10	56,043	54,716	7,023	665	309,435	115,957	33,484	4,518

(5,056)	(4,733)	(75,109)	(167,030)	(3,152)	(29,835)	(253,714)	(238,457)	(6,416)	(1,791)
—	—	(35,398)	(113,155)	(88)	—	(43,923)	(17,611)	—	—
(727)	(358)	(88,899)	(258,508)	(9,691)	(7,915)	(1,059,908)	(744,223)	(66,764)	(35,079)
38,830	46,640	126,582	(109,997)	13,705	(13,201)	843,584	5,325,293	589,050	317,811
—	—	4	24	—	—	37	69	46	38
38,507	50,542	66,913	(70,242)	(2,884)	(5,765)	(59,888)	6,219,067	560,991	397,280

55,142	4,600	1,336,364	1,406,606	43,955	49,720	8,670,921	2,451,854	503,600	106,320
$93,649	$55,142	$1,403,277	$1,336,364	$41,071	$43,955	$8,611,033	$8,670,921	$1,064,591	$503,600
$11	$64	$(83)	$—	$49	$498	$11,429	$5,475	$724	$606

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	59

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund

	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Period from August 22, 2006 to June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$8,246	$4,551	$107	$232	$39,589	$101,478
Net realized gain (loss) on investments, options written and foreign currency transactions	(3,010)	13,481	455	148	266,455	299,258
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(47,246)	36,681	(2,286)	832	(497,536)	421,119
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	(28,377)	18,309
Net increase (decrease) resulting from investment operations	(42,010)	54,713	(1,724)	1,212	(219,869)	840,164

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(2,954)	(1,758)	(32)	(86)	(19,937)	(14,840)
Administrative Class	(23)	(23)	—	—	(16,879)	(14,542)
Other Classes	(4,102)	(2,731)	(76)	(139)	(37,770)	(42,120)
Net realized capital gains
Institutional Class	(4,483)	(1,514)	(74)	(1)	(88,305)	(53,420)
Administrative Class	(48)	(1)	—	—	(69,258)	(57,836)
Other Classes	(10,522)	(4,025)	(409)	(2)	(232,225)	(207,902)
Total Dividends and Distributions to Shareholders	(22,132)	(10,052)	(591)	(228)	(464,374)	(390,660)

Fund Share Transactions:
Shares sold
Institutional Class	210,964	136,923	78	4,556	280,266	289,012
Administrative Class	5,122	3,042	—	—	126,235	253,664
Other Classes	445,088	328,177	4,059	11,476	193,714	461,453
Issued as reinvestment of dividends and distributions
Institutional Class	6,034	1,594	106	87	98,216	61,380
Administrative Class	71	24	—	—	74,962	64,828
Other Classes	11,705	5,376	363	114	220,282	199,540
Cost of shares redeemed
Institutional Class	(52,381)	(18,211)	(2,732)	(76)	(97,198)	(127,995)
Administrative Class	(333)	(3,218)	—	—	(273,222)	(196,328)
Other Classes	(90,883)	(40,159)	(4,162)	(433)	(437,091)	(687,281)
Net increase (decrease) from Fund share transactions	535,387	413,548	(2,288)	15,724	186,164	318,273
Fund Redemption Fees	18	12	—	—	(2)	18
Total Increase (Decrease) in Net Assets	471,263	458,221	(4,603)	16,708	(498,081)	767,795

Net Assets:
Beginning of period	583,748	125,527	16,708	—	4,790,936	4,023,141
End of period*	$1,055,011	$583,748	$12,105	$16,708	$4,292,855	$4,790,936
* Including undistributed (dividends in excess of) net investment income of:	$1,303	$136	$6	$7	$22,353	$57,350

60	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Core Equity Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC International Equity Fund		OCC Opportunity Fund

Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Period from July 3, 2006 to June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

$18	$52	$(2)	$23	$(2,015)	$(4,141)	$7	$75	$(1,166)	$(3,568)
455	342	3,858	8,551	47,844	65,537	273	292	3,757	41,448
—	—	—	4	—	32	—	—	—	—
(550)	933	(5,386)	4,409	(6,832)	53,829	(241)	681	(13,478)	16,976
—	—	—	—	—	—	—	—	—	—
(77)	1,327	(1,530)	12,987	38,997	115,257	39	1,048	(10,887)	54,856

(67)	(20)	—	—	—	—	(75)	(3)	—	—
—	—	—	—	—	—	—	—	—	—
(2)	(5)	—	—	—	—	—	—	—	—

(563)	(74)	(105)	(187)	—	—	(439)	(10)	(3,973)	(901)
—	—	(12)	(28)	—	—	—	—	(12)	(5)
(97)	(30)	(2,055)	(4,154)	—	—	—	—	(28,325)	(5,017)
(729)	(129)	(2,172)	(4,369)	—	—	(514)	(13)	(32,310)	(5,923)

2,185	1,256	505	432	3,018	4,209	100	3,785	40,401	6,566
—	—	11	—	13	1	—	—	2	203
352	696	3,577	16,854	55,487	50,231	—	—	20,065	28,932

630	93	93	162	—	—	512	13	3,859	880
—	—	10	27	—	—	—	—	12	5
71	33	1,770	3,538	—	—	—	—	23,161	4,073

—	—	(439)	(2,738)	(15)	(3,231)	—	—	(6,657)	(26,222)
—	—	(95)	(190)	(22)	(36)	—	—	(35)	(2,831)
(1,876)	(186)	(11,826)	(23,263)	(60,763)	(119,032)	—	—	(23,480)	(55,199)
1,362	1,892	(6,394)	(5,178)	(2,282)	(67,858)	612	3,798	57,328	(43,593)
—	—	—	1	—	2	—	—	1	1
556	3,090	(10,096)	3,441	36,715	47,401	137	4,833	14,132	5,341

8,052	4,962	70,966	67,525	577,052	529,651	4,833	—	260,968	255,627
$8,608	$8,052	$60,870	$70,966	$613,767	$577,052	$4,970	$4,833	$275,100	$260,968
$—	$51	$(1)	$1	$(2,073)	$(58)	$1	$69	$(1,166)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	61

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Renaissance Fund		OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Period from October 31, 2007 to December 31, 2007 (Unaudited)	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,894	$(1,879)	$3	$(3,175)	$(7,065)	$7,745	$14,776
Net realized gain (loss) on investments, options written and foreign currency transactions	48,860	468,134	(5)	61,813	86,424	34,999	299,841
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(105,935)	(33,042)	(43)	(27,166)	69,524	(217,721)	75,879
Net increase (decrease) resulting from investment operations	(52,181)	433,213	(45)	31,472	148,883	(174,977)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(71)	—	—	—	—	(1,435)	(1,439)
Administrative Class	(225)	—	—	—	—	(1,343)	(1,280)
Other Classes	(1,391)	—	—	—	—	(10,789)	(14,782)
Net realized capital gains
Institutional Class	(8,443)	(7,268)	—	(1,045)	—	(16,028)	(6,928)
Administrative Class	(10,317)	(14,652)	—	(16)	—	(13,756)	(6,518)
Other Classes	(356,441)	(323,352)	—	(66,767)	—	(225,686)	(121,477)
Total Dividends and Distributions to Shareholders	(376,888)	(345,272)	—	(67,828)	—	(269,037)	(152,424)

Fund Share Transactions:
Shares sold
Institutional Class	7,037	13,632	1,000	2,016	1,170	7,713	26,052
Administrative Class	9,568	27,982	—	2	6	5,002	16,581
Other Classes	83,093	141,631	57	40,346	34,552	60,867	212,833
Issued as reinvestment of dividends and distributions
Institutional Class	5,455	4,370	—	1,045	—	15,294	6,653
Administrative Class	5,792	7,322	—	16	—	15,048	5,824
Other Classes	301,908	269,765	—	52,551	—	202,421	116,425
Cost of shares redeemed
Institutional Class	(13,958)	(15,297)	—	(746)	(688)	(20,319)	(20,075)
Administrative Class	(33,215)	(85,542)	—	(25)	(61)	(20,526)	(16,173)
Other Classes	(308,173)	(966,528)	—	(68,369)	(176,725)	(288,156)	(555,121)
Net increase (decrease) from Fund share transactions	57,507	(602,665)	1,057	26,836	(141,746)	(22,656)	(207,001)
Fund Redemption Fee	2	12	—	—	14	4	9
Total Increase (Decrease) in Net Assets	(371,560)	(514,712)	1,012	(9,520)	7,151	(466,666)	31,080

Net Assets:
Beginning of period	2,166,119	2,680,831	—	669,479	662,328	1,866,280	1,835,200
End of period*	$1,794,559	$2,166,119	$1,012	$659,959	$669,479	$1,399,614	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$3,209	$2	$3	$(3,175)	$—	$2,246	$8,068

62	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	63

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Allianz Global Investors Multi-Style Fund
Institutional Class
12/31/2007+	$12.54	$0.22	$0.02	$0.24	$(0.62)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)
6/30/2004	9.29	0.30	1.18	1.48	(0.16)
6/30/2003	9.26	0.26	0.05	0.31	(0.28)
CCM Capital Appreciation Fund
Institutional Class
12/31/2007+	$21.64	$0.08	$1.51	$1.59	$(0.10)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)
6/30/2005	16.63	0.16	1.67	1.83	(0.10)
6/30/2004	14.27	0.06	2.30	2.36	—
6/30/2003	14.83	0.04	(0.60)	(0.56)	—
Administrative Class
12/31/2007+	$21.11	$0.05	$1.47	$1.52	$(0.12)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)
6/30/2005	16.32	0.11	1.64	1.75	(0.08)
6/30/2004	14.04	0.02	2.26	2.28	—
6/30/2003	14.59	0.01	(0.56)	(0.55)	—
CCM Emerging Companies Fund
Institutional Class
12/31/2007+	$23.21	$(0.08)	$(0.58)	$(0.66)	$—
6/30/2007	24.55	(0.11)	1.14	1.03	—
6/30/2006	23.27	(0.20)	3.40	3.20	—
6/30/2005	23.89	(0.18)	1.73	1.55	—
6/30/2004	19.70	(0.26)	6.27	6.01	—
6/30/2003	21.62	(0.20)	0.53	0.33	—
Administrative Class
12/31/2007+	$22.12	$(0.11)	$(0.54)	$(0.65)	$—
6/30/2007	23.57	(0.16)	1.08	0.92	—
6/30/2006	22.46	(0.25)	3.28	3.03	—
6/30/2005	23.20	(0.23)	1.66	1.43	—
6/30/2004	19.21	(0.31)	6.12	5.81	—
6/30/2003	21.19	(0.24)	0.51	0.27	—
CCM Focused Growth Fund
Institutional Class
12/31/2007+	$10.54	$0.02	$0.09	$0.11	$(0.02)
6/30/2007	9.34	0.03	1.33	1.36	(0.02)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)
6/30/2005	6.94	0.02	0.86	0.88	—
6/30/2004	5.66	0.00 (b)	1.28	1.28	—
6/30/2003	5.63	0.00 (b)	0.03	0.03	—
Administrative Class
12/31/2007+	$10.50	$0.00 (b)	$0.10	$0.10	$(0.00	)(b)
9/15/06-06/30/2007	9.14	0.01	1.52	1.53	(0.03)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.

64	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains		Tax Basis Return of Capital	Total Dividends and Distributions		Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.32)		$—	$(0.94)		$0.00	(b)	$11.84	1.95%	$15,563	0.10	%*	3.39%*	7%
(0.15)		—	(1.03)		0.00	(b)	12.54	15.49	13,155	0.17	(c)	2.64	17
(0.13)		—	(0.35)		0.00	(b)	11.80	9.56	745	0.10	(c)	2.05	6
—		—	(0.29)		—		11.09	7.35	909	0.10	(c)(d)	2.93	25
—		—	(0.16)		—		10.61	16.70	1,987	0.10	(c)(d)	2.94	23
—		—	(0.28)		—		9.29	3.54	1,196	0.10	(c)(d)	2.85	13

$(1.90)		$—	$(2.00)		$0.00	(b)	$21.23	7.33%	$422,720	0.68	%*	0.67%*	63%
(1.37)		—	(1.43)		0.00	(b)	21.64	14.67	424,762	0.68		0.61	150
—		—	(0.04)		0.00	(b)	20.22	10.33	383,054	0.72		0.60	161
—		—	(0.10)		—		18.36	11.01	258,048	0.71		0.90	137
—		—	—		—		16.63	16.54	292,920	0.71		0.35	148
—		—	—		—		14.27	(3.77)	240,130	0.70		0.33	161

$(1.90)		$—	$(2.02)		$0.00	(b)	$20.61	7.21%	$522,278	0.93	%*	0.43%*	63%
(1.37)		—	(1.40)		0.00	(b)	21.11	14.37	518,562	0.93		0.37	150
—		—	(0.02)		0.00	(b)	19.78	10.09	459,715	0.97		0.35	161
—		—	(0.08)		—		17.99	10.75	287,845	0.96		0.66	137
—		—	—		—		16.32	16.24	235,357	0.96		0.10	148
—		—	—		—		14.04	(3.76)	188,923	0.95		0.08	161

$(2.75)		$—	$(2.75)		$0.00	(b)	$19.80	(2.86)%	$289,437	1.51	%*	(0.73)%*	70%
(2.37)		—	(2.37)		0.00	(b)	23.21	4.71	420,835	1.51		(0.49)	188
(1.92)		—	(1.92)		0.00	(b)	24.55	14.08	597,208	1.52		(0.81)	155
(2.17)		—	(2.17)		—		23.27	6.82	597,547	1.51		(0.79)	144
(1.82)		—	(1.82)		—		23.89	31.57	491,944	1.50		(1.13)	176
(2.25)		—	(2.25)		—		19.70	3.50	284,187	1.50		(1.14)	130

$(2.75)		$—	$(2.75)		$0.00	(b)	$18.72	(3.00)%	$37,113	1.76	%*	(0.98)%*	70%
(2.37)		—	(2.37)		0.00	(b)	22.12	4.47	54,701	1.76		(0.74)	188
(1.92)		—	(1.92)		0.00	(b)	23.57	13.82	62,776	1.77		(1.06)	155
(2.17)		—	(2.17)		—		22.46	6.49	50,854	1.76		(1.05)	144
(1.82)		—	(1.82)		—		23.20	31.33	55,531	1.75		(1.39)	176
(2.25)		—	(2.25)		—		19.21	3.27	50,035	1.75		(1.40)	130

$—		$—	$(0.02)		$—		$10.63	1.06%	$83,597	0.70	%*	0.34%*	68%
(0.14)		—	(0.16)		—		10.54	14.72	50,850	0.71		0.30	106
—		—	(0.02)		0.00	(b)	9.34	19.68	4,600	0.73		0.48	153
—		—	—		—		7.82	12.79	3,457	0.71		0.24	123
—		—	—		—		6.94	22.61	2,527	0.71		0.08	90
—		—	—		—		5.66	0.53	1,916	0.70		0.02	232

$(0.00	)(b)	$—	$(0.00	)(b)	$—		$10.60	0.99%	$12	0.95	%*	0.02%*	68%
(0.14)		—	(0.17)		—		10.50	16.96	12	0.96	*	0.13 *	106

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Mid-Cap Fund
Institutional Class
12/31/2007+	$29.54	$0.05	$1.91	$1.96	$—
6/30/2007	28.50	0.10	3.81	3.91	—
6/30/2006	25.20	0.10	3.20	3.30	—
6/30/2005	21.80	0.07	3.33	3.40	—
6/30/2004	17.65	0.02	4.13	4.15	—
6/30/2003	18.05	0.01	(0.41)	(0.40)	—
Administrative Class
12/31/2007+	$28.76	$0.01	$1.86	$1.87	$—
6/30/2007	27.89	0.03	3.71	3.74	—
6/30/2006	24.71	0.02	3.16	3.18	—
6/30/2005	21.44	0.02	3.25	3.27	—
6/30/2004	17.40	(0.03)	4.07	4.04	—
6/30/2003	17.83	(0.03)	(0.40)	(0.43)	—
NFJ All-Cap Value Fund
Institutional Class
12/31/2007+	$20.32	$0.22	$(2.32)	$(2.10)	$(0.31)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)
6/30/2005	15.36	0.21	1.22	1.43	—
6/30/2004	12.41	0.09	3.33	3.42	(0.05)
7/19/2002 - 6/30/2003	10.00	0.11	2.52	2.63	(0.05)
Administrative Class
12/31/2007+	$20.21	$0.21	$(2.32)	$(2.11)	$(0.12)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)
6/30/2005	15.31	0.13	1.25	1.38	—
6/30/2004	12.39	0.05	3.32	3.37	(0.03)
7/19/2002 - 6/30/2003	10.00	0.08	2.52	2.60	(0.04)
NFJ Dividend Value Fund
Institutional Class
12/31/2007+	$18.51	$0.24	$(0.92)	$(0.68)	$(0.27)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)
6/30/2004	10.54	0.34	2.07	2.41	(0.27)
6/30/2003	11.35	0.35	(0.31)	0.04	(0.35)
Administrative Class
12/31/2007+	$18.55	$0.22	$(0.92)	$(0.70)	$(0.24)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)
6/30/2004	10.56	0.31	2.06	2.37	(0.24)
6/30/2003	11.38	0.32	(0.30)	0.02	(0.34)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.

66	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(3.07)	$—	$(3.07)	$0.00	(b)	$28.43		6.53%	$513,944	0.68	%*	0.31	%*	71%
(2.87)	—	(2.87)	0.00	(b)	29.54		15.02	482,027	0.69		0.35		164
—	—	—	0.00	(b)	28.50	(c)	13.10 (c)	470,705	0.71		0.35		174
—	—	—	—		25.20		15.60	271,735	0.71		0.31		140
—	—	—	—		21.80		23.51	254,401	0.71		0.12		165
—	—	—	—		17.65		(2.22)	254,338	0.71		0.08		155

$(3.07)	$—	$(3.07)	$0.00	(b)	$27.56		6.44%	$291,174	0.93	%*	0.06	%*	71%
(2.87)	—	(2.87)	0.00	(b)	28.76		14.73	278,073	0.94		0.11		164
—	—	—	0.00	(b)	27.89	(d)	12.87 (d)	304,305	0.96		0.09		174
—	—	—	—		24.71		15.25	260,340	0.96		0.07		140
—	—	—	—		21.44		23.22	190,058	0.95		(0.14)		165
—	—	—	—		17.40		(2.41)	118,600	0.96		(0.19)		155

$(4.52)	$—	$(4.83)	$0.00	(b)	$13.39		(10.59)%	$8,907	0.91	%*	2.31	%*	27%
(0.40)	—	(0.63)	0.00	(b)	20.32		19.14	11,196	0.92		1.69		122
(0.65)	—	(0.74)	0.00	(b)	17.61		15.13	32,059	0.91	(h)	1.29		55
(0.83)	—	(0.83)	0.01		15.97		9.30	29,288	0.91	(e)	1.34		150
(0.42)	—	(0.47)	—		15.36		27.88	1,542	0.96		0.61		145
(0.17)	—	(0.22)	—		12.41		26.53	1,202	0.96	*(f)	1.01	*	173

$(4.52)	$—	$(4.64)	$0.00	(b)	$13.46		(10.73)%	$21	1.16	%*	2.26	%*	27%
(0.40)	—	(0.59)	0.00	(b)	20.21		18.86	24	1.18		1.50		122
(0.65)	—	(0.68)	0.00	(b)	17.52		14.90	20	1.16	(i)	1.03		55
(0.83)	—	(0.83)	0.01		15.87		8.99	18	1.20	(e)	0.81		150
(0.42)	—	(0.45)	—		15.31		27.54	16	1.20		0.36		145
(0.17)	—	(0.21)	—		12.39		26.21	13	1.21	*(g)	0.76	*	173

$(0.91)	$—	$(1.18)	$0.00	(b)	$16.65		(3.80)%	$1,835,207	0.66	%*	2.69	%*	24%
(0.29)	—	(0.70)	0.00	(b)	18.51		24.20	1,693,928	0.67		2.62		29
(0.22)	—	(0.67)	0.00	(b)	15.51		17.21	349,151	0.71		2.89		26
(0.15)	—	(0.49)	—		13.85		14.08	119,556	0.71		2.74		30
(0.09)	—	(0.36)	—		12.59		23.11	72,757	0.70		2.86		36
(0.50)	—	(0.85)	—		10.54		0.92	36,852	0.70		3.52		43

$(0.91)	$—	$(1.15)	$0.00	(b)	$16.70		(3.95)%	$557,971	0.91	%*	2.48	%*	24%
(0.29)	—	(0.68)	0.00	(b)	18.55		23.91	408,959	0.91		2.33		29
(0.22)	—	(0.60)	0.00	(b)	15.56		16.89	9,904	0.95		2.24		26
(0.15)	—	(0.46)	—		13.86		13.78	1,525	0.96		2.49		30
(0.09)	—	(0.33)	—		12.60		22.69	1,523	0.96		2.62		36
(0.50)	—	(0.84)	—		10.56		0.72	1,136	0.95		3.25		43
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ International Value Fund
Institutional Class
12/31/2007+	$26.73	$0.86	$0.67	$1.53	$(0.69)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)
6/30/2004	11.34	0.52	4.12	4.64	(0.39)
1/31/2003 - 6/30/2003	10.00	0.18	1.25	1.43	(0.09)
NFJ Large-Cap Value Fund
Institutional Class
12/31/2007+	$20.81	$0.24	$(1.18)	$(0.94)	$(0.21)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)
6/30/2004	12.26	0.25	2.36	2.61	(0.23)
6/30/2003	13.17	0.29	(0.71)	(0.42)	(0.23)
Administrative Class
12/31/2007+	$20.80	$0.22	$(1.21)	$(0.99)	$(0.17)
9/15/2006 - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)
NFJ Mid-Cap Value Fund
Institutional Class
12/31/2007+	$17.52	$0.15	$(1.84)	$(1.69)	$(0.17)
8/22/2006 - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)
NFJ Small-Cap Value Fund
Institutional Class
12/31/2007+	$35.97	$0.38	$(1.99)	$(1.61)	$(0.61)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)
6/30/2004	22.03	0.60	5.83	6.43	(0.30)
6/30/2003	21.85	0.44	—	0.44	(0.24)
Administrative Class
12/31/2007+	$34.83	$0.32	$(1.90)	$(1.58)	$(0.65)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)
6/30/2004	21.79	0.57	5.47	6.04	(0.28)
6/30/2003	21.67	0.38	0.01	0.39	(0.22)
OCC Core Equity Fund
Institutional Class
12/31/2007+	$12.77	$0.04	$(0.25)	$(0.21)	$(0.14)
6/30/2007	10.88	0.10	2.01	2.11	(0.05)
6/30/2006	10.26	0.09	0.70	0.79	(0.04)
3/31/2005 - 6/30/2005	10.00	0.03	0.23	0.26	—
OCC Equity Premium Strategy Fund
Institutional Class
12/31/2007+	$9.72	$0.04	$(0.22)	$(0.18)	$—
6/30/2007	8.46	0.07	1.77	1.84	—
6/30/2006	8.04	0.07	0.66	0.73	(0.01)
6/30/2005	7.66	0.11	0.36	0.47	(0.09)
6/30/2004	6.57	0.12	1.10	1.22	(0.13)
6/30/2003	7.03	0.12	(0.47)	(0.35)	(0.11)
Administrative Class
12/31/2007+	$9.64	$0.02	$(0.20)	$(0.18)	$—
6/30/2007	8.41	0.05	1.76	1.81	—
6/30/2006	8.02	0.04	0.65	0.69	0.00 (b)
6/30/2005	7.65	0.09	0.35	0.44	(0.07)
6/30/2004	6.55	0.10	1.11	1.21	(0.11)
6/30/2003	7.00	0.09	(0.46)	(0.37)	(0.08)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.76%.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.

68	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.04)	$—	$(1.73)	$0.00	(b)	$26.53		5.76%	$107,037	1.05	%*	6.20	%*	15%
(0.27)	—	(0.70)	0.00	(b)	26.73		41.84	33,611	1.06		2.71		26
(0.15)	—	(0.33)	0.01		19.43		28.63	3,026	1.08		2.70		25
(2.48)	—	(3.12)	—		15.38		27.08	2,501	0.53	(g)(h)	4.06		61
(0.86)	—	(1.25)	—		14.73		42.12	1,927	0.41		3.80		80
—	—	(0.09)	—		11.34		14.24	1,321	0.40	*	4.21	*	28

$(0.29)	$—	$(0.50)	$0.00	(b)	$19.37		(4.55)%	$307,415	0.69	%*	2.36	%*	20%
(0.41)	—	(0.75)	0.00	(b)	20.81		21.52	161,445	0.72		2.01		26
(0.37)	—	(0.75)	0.00	(b)	17.79		15.77	27,324	0.73		2.23		32
(0.59)	—	(0.85)	0.01		16.06		15.78	7,835	0.71		1.96		35
—	—	(0.23)	—		14.64		21.46	3,279	0.70		1.82		99
(0.26)	—	(0.49)	—		12.26		(2.99)	2,268	0.70		2.52		54

$(0.29)	$—	$(0.46)	$0.00	(b)	$19.35		(4.83)%	$4,780	0.94	%*	2.15	%*	20%
(0.41)	—	(0.73)	0.00	(b)	20.80		18.52	77	0.97	*	1.73	*	26

$(0.63)	$—	$(0.80)	$—		$15.03		(9.71)%	$1,847	0.88	%*	1.83	%*	43%
(0.01)	—	(0.37)	0.00	(b)	17.52		19.48	4,940	0.86	*(f)	4.01	*	34

$(2.99)	$—	$(3.60)	$0.00	(b)	$30.76		(4.51)%	$1,087,500	0.82	%*	2.16	%*	14%
(2.52)	—	(3.17)	0.00	(b)	35.97		21.71	962,528	0.82		2.82		27
(2.47)	—	(3.10)	0.00	(b)	32.44		15.00	653,254	0.86		2.40		32
(1.60)	—	(2.04)	—		31.08		19.00	462,991	0.86		2.25		20
(0.23)	—	(0.53)	—		27.93		29.53	266,629	0.86		2.40		30
(0.05)	—	(0.29)	0.03		22.03		2.28	153,509	0.85		2.20		20

$(2.99)	$—	$(3.64)	$0.00	(b)	$29.61		(4.62)%	$707,226	1.07	%*	1.90	%*	14%
(2.52)	—	(3.11)	0.00	(b)	34.83		21.44	903,752	1.07		2.55		27
(2.47)	—	(3.04)	0.00	(b)	31.52		14.65	698,010	1.11		2.13		32
(1.60)	—	(2.02)	—		30.31		18.74	527,720	1.11		2.02		20
(0.23)	—	(0.51)	—		27.32		28.04	197,865	1.11		2.28		30
(0.05)	—	(0.27)	—		21.79		1.93	67,899	1.10		1.89		20

$(1.31)	$—	$(1.45)	$0.00	(b)	$11.11		(1.77)%	$7,585	0.71	%*	0.62	%*	60%
(0.17)	—	(0.22)	—		12.77		19.51	5,498	0.72		0.88		62
(0.13)	—	(0.17)	0.00	(b)	10.88		7.77	3,284	0.72		0.85		80
—	—	—	—		10.26		2.60	3,049	0.70	*(c)	1.14	*	13

$(0.31)	$—	$(0.31)	$0.00	(b)	$9.23		(1.92)%	$3,098	0.87	%*	0.77	%*	74%
(0.58)	—	(0.58)	0.00	(b)	9.72	(i)	22.37 (i)	3,093	0.88		0.78		135
(0.30)	—	(0.31)	0.00	(b)	8.46		8.91	4,836	0.90		0.78		149
—	—	(0.09)	—		8.04		6.14 (d)	6,712	0.86		1.40		24
—	—	(0.13)	—		7.66		18.66	8,212	0.86		1.63		83
—	—	(0.11)	—		6.57		(4.81)	6,857	0.86		1.86		84

$(0.31)	$—	$(0.31)	$0.00	(b)	$9.15		(1.94)%	$336	1.12	%*	0.50	%*	74%
(0.58)	—	(0.58)	0.00	(b)	9.64	(i)	21.98 (i)	431	1.13		0.54		135
(0.30)	—	(0.30)	0.00	(b)	8.41		8.66	531	1.15		0.52		149
—	—	(0.07)	—		8.02		5.84 (e)	739	1.11		1.15		24
—	—	(0.11)	—		7.65		18.56	780	1.11		1.41		83
—	—	(0.08)	—		6.55		(5.17)	949	1.11		1.49		84
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(f)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 1.53%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(i)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Growth Fund
Institutional Class
12/31/2007+	$25.97	$0.04	$1.84	$1.88	$—
6/30/2007	20.74	0.06	5.17	5.23	—
6/30/2006	18.76	0.04	1.94	1.98	—
6/30/2005	18.13	0.11	0.52	0.63	—
6/30/2004	15.13	0.02	2.98	3.00	—
6/30/2003	16.35	0.03	(1.25)	(1.22)	—
Administrative Class
12/31/2007+	$25.33	$0.01	$1.79	$1.80	$—
6/30/2007	20.28	— (b)	5.05	5.05	—
6/30/2006	18.39	(0.01)	1.90	1.89	—
6/30/2005	17.81	0.07	0.51	0.58	—
6/30/2004	14.90	(0.03)	2.94	2.91	—
6/30/2003	16.15	(0.01)	(1.24)	(1.25)	—
OCC International Equity Fund
Institutional Class
12/31/2007+	$18.81	$0.03	$0.09	$0.12	$(0.23)
7/03/2006 - 6/30/2007	15.00	0.29	3.57	3.86	(0.01)
OCC Opportunity Fund
Institutional Class
12/31/2007+	$26.78	$(0.02)	$(0.99)	$(1.01)	$—
6/30/2007	21.84	(0.14)	5.62	5.48	—
6/30/2006	18.95	(0.13)	3.02	2.89	—
6/30/2005	17.86	(0.11)	1.20	1.09	—
6/30/2004	13.13	(0.09)	4.82	4.73	—
6/30/2003	12.68	(0.07)	0.52	0.45	—
Administrative Class
12/31/2007+	$26.34	$(0.04)	$(0.99)	$(1.03)	$—
6/30/2007	21.55	(0.19)	5.52	5.33	—
6/30/2006	18.74	(0.18)	2.99	2.81	—
6/30/2005	17.70	(0.16)	1.20	1.04	—
6/30/2004	13.04	(0.13)	4.79	4.66	—
6/30/2003	12.63	(0.10)	0.51	0.41	—
OCC Renaissance Fund
Institutional Class
12/31/2007+	$23.35	$0.15	$(0.60)	$(0.45)	$(0.03)
6/30/2007	22.19	0.16	4.16	4.32	—
6/30/2006	24.78	0.16	1.48	1.64	—
6/30/2005	25.10	0.09	(0.41)	(0.32)	—
6/30/2004	17.39	0.05	7.66	7.71	—
6/30/2003	19.26	0.07	(1.25)	(1.18)	—
Administrative Class
12/31/2007+	$22.89	$0.11	$(0.59)	$(0.48)	$(0.07)
6/30/2007	21.86	0.11	4.08	4.19	—
6/30/2006	24.53	0.09	1.47	1.56	—
6/30/2005	24.90	0.04	(0.41)	(0.37)	—
6/30/2004	17.30	(0.01)	7.61	7.60	—
6/30/2003	19.13	0.03	(1.17)	(1.14)	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made
repayments,	end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made
repayments,	end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made
repayments,	end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made
repayments,	end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments,
the	end of period net asset value and total return would have been $22.16 and 6.59%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made
repayments,	end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.

70	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$—	$—	$0.00	(b)	$27.85		7.24%		$10,951	0.75	%*	0.32%*	60%
—	—	—	0.00	(b)	25.97	(p)	25.22	(p)	7,355	0.76		0.25	79
—	—	—	0.00	(b)	20.74		10.55		5,651	0.77		0.22	115
—	—	—	—		18.76	(e)	3.47	(e)	6,645	0.76		0.58	39
—	—	—	—		18.13	(c)	19.83	(c)	7,497	0.76		0.09	71
—	—	—	—		15.13		(7.46)		15,833	0.76		0.20	70

$—	$—	$—	$0.00	(b)	$27.13		7.11%		$85	1.01	%*	0.06%*	60%
—	—	—	0.00	(b)	25.33	(q)	24.90	(q)	86	1.01		—	79
—	—	—	0.00	(b)	20.28		10.28		101	1.02		(0.03)	115
—	—	—	—		18.39	(f)	3.26	(f)	99	1.01		0.38	39
—	—	—	—		17.81	(d)	19.53	(d)	145	1.01		(0.15)	71
—	—	—	—		14.90		(7.74)		219	1.01		(0.06)	70

$(1.67)	$—	$(1.90)	$—		$17.03		$0.81%		$4,970	1.06	%*	0.27%*	50%
(0.04)	—	(0.05)	—		18.81		25.77		4,833	1.07	*(r)	1.78 *	74

$(3.25)	$—	$(3.25)	$0.00	(b)	$22.52		(3.71)%		$59,181	0.91	%*	(0.12)%*	96%
(0.54)	—	(0.54)	0.00	(b)	26.78		25.37		26,598	0.92		(0.62)	148
—	—	—	0.00	(b)	21.84	(k)	15.25	(k)	38,377	0.92		(0.62)	171
—	—	—	—		18.95		6.10	(m)	36,853	0.91		(0.64)	139
—	—	—	—		17.86		36.02		53,116	0.91		(0.58)	184
—	—	—	—		13.13		3.55		59,068	0.91		(0.68)	214

$(3.25)	$—	$(3.25)	$0.00	(b)	$22.06		(3.85)%		$93	1.16	%*	(0.33)%*	96%
(0.54)	—	(0.54)	0.00	(b)	26.34		25.01		130	1.17		(0.90)	148
—	—	—	0.00	(b)	21.55	(l)	15.00	(l)	2,904	1.17		(0.87)	171
—	—	—	—		18.74		5.88	(n)	3,411	1.16		(0.89)	139
—	—	—	—		17.70		35.74	(o)	3,647	1.17		(0.79)	184
—	—	—	—		13.04		3.25		3,562	1.16		(0.93)	214

$(4.16)	$—	$(4.19)	$0.00	(b)	$18.71		(2.20)%		$46,152	0.77	%*(s)	1.29%*	39%
(3.16)	—	(3.16)	0.00	(b)	23.35		20.77		57,350	0.83	(s)	0.73	112
(4.23)	—	(4.23)	0.00	(b)	22.19	(g)	6.73	(g)	51,569	0.86		0.66	85
—	—	—	—		24.78	(h)	(1.27	)(h)	149,294	0.86		0.38	101
—	—	—	—		25.10		44.34		305,637	0.86		0.21	60
(0.69)	—	(0.69)	—		17.39		(5.60)		167,562	0.86		0.48	76

$(4.16)	$—	$(4.23)	$0.00	(b)	$18.18		(2.35)%		$51,048	1.03	%*(s)	1.00%*	39%
(3.16)	—	(3.16)	0.00	(b)	22.89		20.46		80,521	1.08	(s)	0.48	112
(4.23)	—	(4.23)	0.00	(b)	21.86	(j)	6.45	(j)	127,136	1.11		0.40	85
—	—	—	—		24.53	(i)	(1.49	)(i)	189,795	1.11		0.15	101
—	—	—	—		24.90		43.93		175,132	1.11		(0.04)	60
(0.69)	—	(0.69)	—		17.30		(5.44)		67,270	1.11		0.23	76
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.82 and 15.13%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.53 and 14.87%, respectively.
(m)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(n)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(o)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(p)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(q)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(r)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 2.24%.
(s)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Small-Cap Value Fund
Institutional Class
10/31/2007 - 12/31/2007+	$15.00	$0.05		$(0.68)	$(0.63)	$—
OCC Target Fund
Institutional Class
12/31/2007+	$25.66	$(0.00	)(b)	$1.36	$1.36	$—
6/30/2007	20.17	(0.03)		5.52	5.49	—
6/30/2006	18.18	(0.07)		2.06	1.99	—
6/30/2005	17.42	(0.05)		0.81	0.76	—
6/30/2004	13.48	(0.06)		4.00	3.94	—
6/30/2003	13.41	(0.04)		0.11	0.07	—
Administrative Class
12/31/2007+	$25.42	$(0.04)		$1.36	$1.32	$—
6/30/2007	20.02	(0.09)		5.49	5.40	—
6/30/2006	18.10	(0.12)		2.04	1.92	—
6/30/2005	17.39	(0.09)		0.80	0.71	—
6/30/2004	13.48	(0.10)		4.01	3.91	—
6/30/2003	13.43	(0.07)		0.12	0.05	—
OCC Value Fund
Institutional Class
12/31/2007+	$18.84	$0.15		$(1.97)	$(1.82)	$(0.22)
6/30/2007	16.49	0.27		3.56	3.83	(0.24)
6/30/2006	17.62	0.25		1.20	1.45	(0.23)
6/30/2005	17.46	0.21		0.49	0.70	(0.08)
6/30/2004	12.90	0.16		4.48	4.64	(0.08)
6/30/2003	13.89	0.14		(0.55)	(0.41)	—
Administrative Class
12/31/2007+	$18.43	$0.12		$(1.93)	$(1.81)	$(0.24)
6/30/2007	16.18	0.22		3.50	3.72	(0.23)
6/30/2006	17.34	0.20		1.19	1.39	(0.20)
6/30/2005	17.17	0.16		0.49	0.65	(0.02)
6/30/2004	12.71	0.12		4.41	4.53	(0.07)
6/30/2003	13.73	0.11		(0.55)	(0.44)	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(i)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.

72	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	—	—	$—		14.37		$(4.20)%		$958	0.89	%*	1.86%*	7%

$(2.38)	$—	$(2.38)	$0.00	(b)	$24.64		5.32%		$11,660	0.80	%*	0.01%*	64%
—	—	—	0.00	(b)	25.66		27.23		9,857	0.81		(0.14)	114
—	—	—	0.00	(b)	20.17	(e)	10.89	(e)	7,349	0.82		(0.36)	134
—	—	—	—		18.18		4.36	(g)	57,815	0.81		(0.30)	103
—	—	—	—		17.42		29.23		61,005	0.81		(0.37)	96
—	—	—	—		13.48		0.52		46,106	0.81		(0.31)	105

$(2.38)	$—	$(2.38)	$0.00	(b)	$24.36		5.17%		$178	1.05	%*	(0.28)%*	64%
—	—	—	0.00	(b)	25.42		26.97		193	1.06		(0.41)	114
—	—	—	0.00	(b)	20.02	(f)	10.61	(f)	203	1.07		(0.60)	134
—	—	—	—		18.10		4.08	(h)	206	1.06		(0.55)	103
—	—	—	—		17.39		29.01	(i)	335	1.06		(0.62)	96
—	—	—	—		13.48		0.37		285	1.06		(0.59)	105

$(2.83)	$—	$(3.05)	$0.00	(b)	$13.97		(9.70)%		$91,126	0.70	%*	1.64%*	53%
(1.24)	—	(1.48)	0.00	(b)	18.84		23.70		116,630	0.70		1.47	95
(2.35)	—	(2.58)	0.00	(b)	16.49		8.51		90,492	0.72		1.43	63
(0.46)	—	(0.54)	—		17.62	(c)	3.98	(c)	128,968	0.71		1.20	101
—	—	(0.08)	—		17.46		36.10		191,216	0.71		1.00	67
(0.58)	—	(0.58)	—		12.90		(2.40)		80,389	0.70		1.27	152

$(2.83)	$—	$(3.07)	$0.00	(b)	$13.55		(9.85)%		$76,686	0.95	%*	1.38%*	53%
(1.24)	—	(1.47)	0.00	(b)	18.43		23.42		101,704	0.95		1.23	95
(2.35)	—	(2.55)	0.00	(b)	16.18		8.25		83,668	0.97		1.19	63
(0.46)	—	(0.48)	—		17.34	(d)	3.77	(d)	117,497	0.96		0.95	101
—	—	(0.07)	—		17.17		35.72		96,072	0.96		0.76	67
(0.58)	—	(0.58)	—		12.71		(2.65)		24,549	0.95		0.99	152

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	73

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as

74	Allianz Funds Semiannual Report	12.31.07

reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years are reduced by the excess of current year capital gains over current year capital losses.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$6,407; NFJ Dividend Value Fund—$246,455; NFJ International Value Fund—$653,559; NFJ Mid-Cap Value Fund—$2,509; NFJ Small-Cap Value Fund—$144,553; OCC Core Equity Fund—$261; OCC Equity Premium Strategy Fund—$388; OCC Growth Fund—$11,822; OCC International Equity Fund—$1,774; OCC Renaissance Fund—$34,178.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the

12.31.07	Allianz Funds Semiannual Report	75

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG, the Trust’s securities lending agent. Dresdner Bank AG is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner Bank AG for its services as securities lending agent for the six months ended December 31, 2007 was $1,079,700. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner Bank AG and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

The Allianz Global Investors Multi-Style Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the underlying funds in which it invests.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
CCM Emerging Companies Fund	1.25%	(4)	0.25%		0.25%	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%	(4)	0.25%		0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ All-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%	(4)	0.25%		0.25%	0.40%	0.40%	0.40%
NFJ International Value Fund	0.60%	(5)	0.45%		N/A	0.60%	0.60%	N/A
NFJ Large-Cap Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%		N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(6)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%		N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC International Equity Fund	0.60%		0.45%		N/A	N/A	N/A	N/A
OCC Opportunity Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(7)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Small-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Target Fund	0.55%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%

76	Allianz Funds Semiannual Report	12.31.07

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Funds Administrative Fee below 0.10%.

(4)

Effective January 1, 2008 the Fund’s advisory fee has been reduced by 0.05% to 1.20%. In addition, effective July 1, 2008, the Fund’s advisory fee will be reduced by 0.05% to 1.15%. These advisory fee reductions will continue until at least December 31, 2008.

(5)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(6)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(7)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee wil be 0.55%

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Funds	7 days	30 days

Allianz Global Investors Multi-Style, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance, OCC Small-Cap Value, OCC Target and OCC Value Funds

*
NFJ International Value and OCC International Equity Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the

30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption Fees will be waived in certain situations as described in the applicable Prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services

12.31.07	Allianz Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $2,371,989 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of

Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$28,585	$23,288
CCM Capital Appreciation Fund	1,016,211	1,091,189
CCM Emerging Companies Fund	284,003	425,606
CCM Focused Growth Fund	83,182	47,082
CCM Mid-Cap Fund	944,852	957,955
NFJ All-Cap Value Fund	12,121	11,273
NFJ Dividend Value Fund	2,567,427	2,065,098
NFJ International Value Fund	625,077	112,795
NFJ Large-Cap Value Fund	652,412	161,047
NFJ Mid-Cap Value Fund	6,057	8,136
NFJ Small-Cap Value Fund	612,985	704,373
OCC Core Equity Fund	4,267	5,799
OCC Equity Premium Strategy Fund	47,869	52,489
OCC Growth Fund	364,458	355,171
OCC International Equity Fund	2,440	2,391
OCC Opportunity Fund	272,270	249,150
OCC Renaissance Fund	781,057	1,081,881
OCC Small-Cap Value Fund	1,093	65
OCC Target Fund	427,336	463,846
OCC Value Fund	875,553	1,153,374

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity Premium Strategy Fund		OCC Renaissance Fund		OCC Target Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	4,215	$436	—	$—	—	$—
Sales	12,060	1,757	19,590	1,905	1,500	172
Closing Buys	(3,280)	(424)	—	—	(1,500)	(172)
Exercises	—	—	—	—	—	—
Expirations	(10,825)	(1,328)	(16,260)	(1,191)	—	—
Balance at 12/31/2007	2,170	$441	3,330	$714	—	$—

78	Allianz Funds Semiannual Report	12.31.07

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/ trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-Adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Allianz Global Investors Multi-Style	$295,189	$31,281	$(2,533)	$28,748
CCM Capital Appreciation	1,579,467	296,253	(21,529)	274,724
CCM Emerging Companies	393,379	42,993	(15,512)	27,481
CCM Focused Growth	87,477	7,159	(1,406)	5,753
CCM Mid-Cap	1,473,466	240,356	(41,118)	199,238
NFJ All-Cap Value	50,639	1,403	(5,569)	(4,166)
NFJ Dividend Value	8,808,726	761,981	(654,095)	107,886
NFJ International Value	1,260,467	83,839	(50,373)	33,466
NFJ Large-Cap Value	1,114,257	66,943	(69,551)	(2,608)
NFJ Mid-Cap Value	13,783	477	(1,931)	(1,454)
NFJ Small-Cap Value	4,729,200	977,599	(260,112)	717,487
OCC Core Equity	5,873	857	(338)	519
OCC Equity Premium Strategy	69,003	4,326	(5,478)	(1,152)
OCC Growth	632,767	107,978	(18,749)	89,229
OCC International Equity	4,519	625	(185)	440
OCC Opportunity	325,289	39,895	(16,587)	23,308
OCC Renaissance	2,130,661	223,503	(181,452)	42,051
OCC Small-Cap Value	1,068	26	(69)	(43)
OCC Target	714,533	146,316	(20,446)	125,870
OCC Value	1,696,599	138,841	(195,653)	(56,812)

12.31.07	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

8.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are either Series of the Trust or otherwise considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments by the Allianz Global Investors Multi-Style Fund in these affiliated funds for the six months ended December 31, 2007 (amounts in thousands):

Underlying Fund	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,659	$319	$—	$93	$2,921	$14	$—
CCM Mid-Cap	2,437	253	—	427	2,596	—	—
NACM International	41,519	7,901	2,593	7,533	38,936	702	943
NFJ Small-Cap Value	5,846	595	—	1,945	5,582	109	—
OCC Growth	2,028	—	—	30	2,175	—	—
OCC Opportunity	7,280	873	89	2,426	6,924	—	28
OCC Renaissance	21,965	4,192	1,185	(866)	20,717	32	(31)
OCC Target	3,138	292	—	491	3,305	—	—
OCC Value	17,550	3,763	—	(591)	16,574	253	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,770	73	15	(62)	3,942	73	(1)
PIMCO High Yield	7,524	280	—	35	7,627	275	—
Total Return Strategy Fund	5,669	100	—	(902)	5,032	83	—
PIMCO Short-Term	12,511	351	408	(113)	12,403	312	(5)
PIMCO StocksPLUS	47,221	1,273	1,656	6,590	45,789	1,066	26
RCM Large-Cap Growth	30,893	2,361	3,187	5,205	29,556	154	308
RCM Mid-Cap	21,254	187	1,416	4,536	19,943	—	200
Total Return	101,774	5,772	12,739	1,971	99,915	2,639	(401)
Totals	$335,038	$28,585	$23,288	$28,748	$323,937	$5,712	$1,067

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2007	Dividend Income	Realized Gain (Loss)
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(2,843)	$36,063	$127	$—
Iowa Telecommunications Services, Inc.	38,141	—	—	(5,232)	27,284	1,359	—
Sonic Automotive, Inc.	41,381	7,929	—	(14,677)	33,462	399	—
Totals	$79,522	$46,835	$—	$(22,752)	$96,809	$1,885	$—

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2007. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.68%	$38,906	0.84%
Iowa Telecommunications Services, Inc.	5.55	32,516	0.64
Sonic Automotive, Inc.	5.91	48,139	0.78
		$119,561	2.26%

80	Allianz Funds Semiannual Report	12.31.07

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Fund Multi-Style Fund				CCM Capital Appreciation Fund				CCM Emerging Companies
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	408	$4,989	1,190	$14,413	2,613	$57,565	4,069	$82,957	702	$15,778	2,851	$65,248
Administrative Class	—	—	—	—	4,142	89,135	5,495	110,183	211	4,391	408	8,923
Other Classes	2,076	26,150	6,075	74,894	4,787	100,404	12,321	242,451	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	81	962	55	682	1,566	33,673	1,305	26,163	1,658	32,866	1,921	42,419
Administrative Class	—	—	—	—	2,056	42,984	1,545	30,219	288	5,396	270	5,690
Other Classes	1,214	14,612	1,287	15,906	2,134	42,874	1,633	30,795	—	—	—	—
Cost of shares redeemed
Institutional Class	(223)	(2,804)	(259)	(3,205)	(3,893)	(87,516)	(4,687)	(96,780)	(5,875)	(129,418)	(10,965)	(248,875)
Administrative Class	—	—	—	—	(5,429)	(117,795)	(5,716)	(113,970)	(989)	(19,517)	(869)	(19,094)
Other Classes	(3,176)	(40,072)	(6,231)	(76,774)	(5,145)	(109,709)	(12,122)	(235,228)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	380	$3,837	2,117	$25,916	2,831	$51,615	3,843	$76,790	(4,005)	$(90,504)	(6,384)	$(145,689)

	CCM Focused Growth Fund					CCM Mid-Cap Fund				NFJ All-Cap Value Fund
	Six Months ended 12/31/2007 (unaudited)			Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	3,498		$38,020	4,797	$47,142	2,574	$78,151	4,338	$119,623	121	$2,303	208	$3,900
Administrative Class	—		—	1	10	1,082	31,917	1,871	50,771	5	100	—	—
Other Classes	612		6,479	442	4,464	2,887	82,163	5,131	134,824	874	14,049	1,006	18,807
Issued in reinvestment of dividends and distributions
Institutional Class	10		109	11	105	1,727	49,504	1,546	40,477	226	3,133	61	1,176
Administrative Class	—		—	—	—	1,015	28,210	1,108	28,285	2	28	— *	1
Other Classes	—	*	5	1	10	2,109	56,043	2,230	54,716	527	7,023	34	665
Cost of shares redeemed
Institutional Class	(472)		(5,056)	(473)	(4,733)	(2,540)	(75,109)	(6,080)	(167,030)	(233)	(3,152)	(1,539)	(29,835)
Administrative Class	—	#	—	— #	—	(1,201)	(35,398)	(4,221)	(113,155)	(6)	(88)	—	—
Other Classes	(68)		(727)	(33)	(358)	(3,143)	(88,899)	(9,953)	(258,508)	(569)	(9,691)	(417)	(7,915)
Net increase (decrease) resulting from Fund share transactions	3,580		$38,830	4,746	$46,640	4,510	$126,582	(4,030)	$(109,997)	947	$13,705	(647)	$(13,201)

12.31.07	Allianz Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	NFJ Dividend Value Fund				NFJ International Value Fund				NFJ Large-Cap Value Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	26,755	$478,756	80,532	$1,393,953	2,775	$76,726	1,160	$27,820	10,454	$210,964	7,051	$136,923
Administrative Class	11,942	212,524	22,113	402,111	—	—	—	—	256	5,122	158	3,042
Other Classes	59,514	1,061,710	258,601	4,372,627	19,839	545,618	13,748	321,923	22,091	445,088	16,678	328,177
Issued in reinvestment of dividends and distributions
Institutional Class	6,189	106,321	2,052	36,045	239	6,402	17	420	306	6,034	81	1,594
Administrative Class	1,882	32,383	273	4,891	—	—	—	—	4	71	1	24
Other Classes	18,217	309,435	6,708	115,957	1,258	33,484	192	4,518	598	11,705	277	5,376
Cost of shares redeemed
Institutional Class	(14,268)	(253,714)	(13,576)	(238,457)	(237)	(6,416)	(76)	(1,791)	(2,649)	(52,381)	(911)	(18,211)
Administrative Class	(2,455)	(43,923)	(975)	(17,611)	—	—	—	—	(17)	(333)	(155)	(3,218)
Other Classes	(60,077)	(1,059,908)	(43,022)	(744,223)	(2,470)	(66,764)	(1,540)	(35,079)	(4,562)	(90,883)	(2,083)	(40,159)
Net increase (decrease) resulting from Fund share transactions	47,699	$843,584	312,706	$5,325,293	21,404	$589,050	13,501	$317,811	26,481	$535,387	21,097	$413,548

	NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund				OCC Core Equity Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	4	$78	281	$4,556	8,272	$280,266	8,582	$289,012	197	$2,185	121	$1,256
Administrative Class	—	—	—	—	3,823	126,235	7,763	253,664	—	—	—	—
Other Classes	245	4,059	693	11,476	5,918	193,714	14,236	461,453	30	352	61	696
Issued in reinvestment of dividends and distributions
Institutional Class	7	106	5	87	3,130	98,216	1,862	61,380	56	630	7	93
Administrative Class	—	—	—	—	2,479	74,962	2,029	64,828	—	—	—	—
Other Classes	24	363	7	114	7,370	220,282	6,317	199,540	6	71	2	33
Cost of shares redeemed
Institutional Class	(170)	(2,732)	(4)	(76)	(2,810)	(97,198)	(3,825)	(127,995)	—	—	—	—
Administrative Class	—	—	—	—	(8,360)	(273,222)	(5,993)	(196,328)	—	—	—	—
Other Classes	(258)	(4,162)	(26)	(433)	(13,119)	(437,091)	(21,316)	(687,281)	(146)	(1,876)	(15)	(186)
Net increase (decrease) resulting from Fund share transactions	(148)	$(2,288)	956	$15,724	6,703	$186,164	9,655	$318,273	143	$1,362	176	$1,892

82	Allianz Funds Semiannual Report	12.31.07

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC International Equity Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	54	$505	48	$432	111	$3,018	166	$4,209	5	$100	256	$3,785
Administrative Class	1	11	—	—	1	13	— *	1	—	—	—	—
Other Classes	386	3,577	1,916	16,854	2,057	55,487	2,067	50,231	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	10	93	17	162	—	—	—	—	30	512	1	13
Administrative Class	1	10	3	27	—	—	—	—	—	—	—	—
Other Classes	194	1,770	400	3,538	—	—	—	—	—	—	—	—
Cost of shares redeemed
Institutional Class	(46)	(439)	(319)	(2,738)	(1)	(15)	(155)	(3,231)	—	—	—	—
Administrative Class	(10)	(95)	(21)	(190)	(1)	(22)	(2)	(36)	—	—	—	—
Other Classes	(1,294)	(11,826)	(2,663)	(23,263)	(2,345)	(60,763)	(5,496)	(119,032)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(704)	$(6,394)	(619)	$(5,178)	(178)	$(2,282)	(3,420)	$(67,858)	35	$612	257	$3,798

	OCC Opportunity Fund				OCC Renaissance Fund				OCC Small-Cap Value Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Period from 10/31/2007 to 12/31/2007 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,731	$40,401	279	$6,566	334	$7,037	607	$13,632	66	$1,000
Administrative Class	— *	2	8	203	474	9,568	1,275	27,982	—	—
Other Classes	739	20,065	1,104	28,932	4,438	83,093	6,828	141,631	4	57
Issued in reinvestment of dividends and distributions
Institutional Class	172	3,859	37	880	287	5,455	204	4,370	—	—
Administrative Class	— *	12	— *	5	313	5,792	349	7,322	—	—
Other Classes	1,074	23,161	175	4,073	18,214	301,908	13,951	269,765	—	—
Cost of shares redeemed
Institutional Class	(268)	(6,657)	(1,080)	(26,222)	(611)	(13,958)	(679)	(15,297)	—	—
Administrative Class	(1)	(35)	(138)	(2,831)	(1,497)	(33,215)	(3,923)	(85,542)	—	—
Other Classes	(904)	(23,480)	(2,348)	(55,199)	(15,290)	(308,173)	(46,703)	(966,528)	—	—
Net increase (decrease) resulting from Fund share transactions	2,543	$57,328	(1,963)	$(43,593)	6,662	$57,507	(28,091)	$(602,665)	70	$1,057

12.31.07	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	OCC Target Fund				OCC Value Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	76	$2,016	50	$1,170	448	$7,713	1,454	$26,052
Administrative Class	— *	2	1	6	291	5,002	938	16,581
Other Classes	1,700	40,346	1,609	34,552	3,933	60,867	12,192	212,833
Issued in reinvestment of dividends and distributions
Institutional Class	42	1,045	—	—	1,078	15,294	367	6,653
Administrative Class	1	16	—	—	1,091	15,048	328	5,824
Other Classes	2,498	52,551	—	—	15,174	202,421	6,737	116,425
Cost of shares redeemed
Institutional Class	(29)	(746)	(30)	(688)	(1,193)	(20,319)	(1,118)	(20,075)
Administrative Class	(1)	(25)	(3)	(61)	(1,243)	(20,526)	(917)	(16,173)
Other Classes	(2,972)	(68,369)	(9,091)	(176,725)	(17,591)	(288,156)	(32,287)	(555,121)
Net increase (decrease) resulting from Fund share transactions	1,315	$26,836	(7,464)	$(141,746)	1,988	$(22,656)	(12,306)	$(207,001)

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

84	Allianz Funds Semiannual Report	12.31.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees also unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008. At in-person meetings held in 2007, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to the OCC Small-Cap Value Fund (the “New Fund” and, collectively with the Funds that appear in this report and with respect to which Agreements were approved at the December meeting, the “Funds”), which commenced operations in 2007. Board approvals in 2007 of Agreements with respect to the NFJ All-Cap Value Fund (formerly the NACM Flex-Cap Value Fund) have previously been described in the Fund’s annual report for the period ended June 30, 2007.

The material factors and conclusions that formed the basis of these approvals for the Funds, including the New Fund, are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation (or, in the case of the New Fund, the proposed initial approval) of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case: unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps including additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds

12.31.07	Allianz Funds Semiannual Report	85

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the CCM Capital Appreciation, Emerging Companies, Mid-Cap, and Focused Growth Funds. For the CCM Capital Appreciation Fund, performance was below median (in the fourth quartile for the one-year period, and in the third quartile for the five-year period) for the one- and five-year periods, but was above median for the performance universes for the three-year period. For the CCM Emerging Companies Fund, performance was below median (in the fourth quartile for the one- and three-year periods, and in the third quartile for the 5-year period) for all periods. For the CCM Mid-Cap Fund, performance was below median for all performance periods (in the fourth quartile for the one- and five-year periods, and in the third quartile for the three-year period), and the Trustees determined that this Fund would receive additional attention, from the Board in light of its performance issues. For the CCM Focused Growth Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for the performance universes for all other periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ Small-Cap Value, Mid-Cap Value, Dividend Value, International Value and Large-Cap Value Funds. The Trustees noted that NFJ Mid-Cap Value Fund did not yet have a full year of performance. The comparative information showed that for all NFJ Funds, performance was above median for the performance universes for all periods.

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the OCC Target, Growth, Opportunity, Equity Premium Strategy, Value, Renaissance and Core Equity Funds. The Trustees noted the OCC International Equity Fund did not yet have a full year of performance. Only one year of performance information was presented for the OCC Core Equity Fund because of its short existence and performance was below median (in the third quartile) for the one-year period. The comparative information showed that for the OCC Growth, Target, Equity Premium Strategy and Opportunity Funds, performance was above median for the performance universes for all periods. For the OCC Value and Renaissance Funds, performance was below median (in the fourth quartile) for the three-year period, but was above median for the one- and five-year periods. Because the OCC Small-Cap Value Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Fund Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Allianz Global Investors Multi-Style Fund (for which RCM provides advice regarding the allocation of Fund assets among other Allianz and PIMCO Funds). The comparative information showed that performance for the Allianz Global Investors Multi-Style Fund was above median for the performance universes for all periods.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal (or, in the case of the New Fund, initial approval).

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with

86	Allianz Funds Semiannual Report	12.31.07

investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes) and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the CCM Capital Appreciation and Mid-Cap Funds, the advisory fees were below median for the expense group. For the CCM Focused Growth Fund, the advisory fee was above median (in third quartile) for the expense group. The Trustees noted that the CCM Emerging Companies Fund did not have an advisory fee and that the total expense ratio for this Fund was above median (in the fourth quartile) for the institutional expense group.

NFJ Funds. For all NFJ Funds, the advisory fees were below median for all expense groups. For all NFJ Funds, except the NFJ International Value Fund, the total expense ratios were below median for all expense groups. For the NFJ International Value Fund, the total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group.

OCC Funds. For all OCC Funds, the advisory fees were below median for all expense groups. For all OCC Funds, except the OCC Value, Equity Premium Strategy and Renaissance Funds, the total expense ratios were below median for all expense groups. For the OCC Equity Premium Strategy Fund, the total expense ratios were below median for the institutional expense group but above median (in the third quartile) for the retail expense group. For the OCC Value Fund, the total expense ratios were above median (in the third quartile) for all expense groups. For the OCC Renaissance Fund, the total expense ratios were above median for all expense groups (in the fourth quartile for the retail expense group, and in the third quartile for the institutional expense group). Although the OCC Small-Cap Value Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the OCC Small-Cap Value Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

RCM Fund. For the Allianz Global Investors Multi-Style Fund, the Trustees noted that the Fund does not pay an advisory fee, and the total expense ratios were above median (in the third quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain Funds. The advisory fees will be changed, for the one-year period ending December 31, 2008, for certain Funds as follows: for the OCC Renaissance Fund, the existing waiver of 10 basis points will be reduced to 5 basis points as of January 1, 2008, and for the CCM Emerging Companies Fund, a waiver of 5 basis points will commence as of January 1, 2008 and an additional 5 basis points will be waived as of July 1, 2008. The Adviser also agreed to establish an advisory fee breakpoint for the NFJ Dividend Value Fund as follows: a reduction of 2.5 basis points for assets from $7.5 billion up to $10 billion and an additional reduction of 2.5 basis points for assets above $10 billion. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognize that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent

12.31.07	Allianz Funds Semiannual Report	87

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation (and, in the case of the New Fund, initial approval) of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

88	Allianz Funds Semiannual Report	12.31.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”)

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ800SA_20076

Allianz Funds Semiannual Report

DECEMBER 31, 2007

Domestic Stock Funds

Share Classes

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz OCC Small-Cap Value Fund

BLEND STOCK FUND

Allianz OCC Core Equity Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

ASSET ALLOCATION

Allianz Global Investors Multi-Style Fund

Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		28
Statements of Assets and Liabilities		58
Statements of Operations		62
Statements of Changes in Net Assets		66
Financial Highlights		72
Notes to Financial Statements		88
Board Approval of Investment Advisory and Portfolio Management Agreements		100

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	28
Allianz CCM Capital Appreciation Fund	7	29
Allianz CCM Focused Growth Fund	8	31
Allianz CCM Mid-Cap Fund	9	32
Allianz NACM Growth Fund	10	34
Allianz NACM Income & Growth Fund	11	35
Allianz NACM Mid-Cap Growth Fund	12	38
Allianz NFJ All-Cap Value Fund	13	39
Allianz NFJ Dividend Value Fund	14	40
Allianz NFJ Large-Cap Value Fund	15	41
Allianz NFJ Mid-Cap Value Fund	16	42
Allianz NFJ Small-Cap Value Fund	17	43
Allianz OCC Core Equity Fund	18	45
Allianz OCC Equity Premium Strategy Fund	19	46
Allianz OCC Growth Fund	20	47
Allianz OCC Opportunity Fund	21	48
Allianz OCC Small-Cap Value Fund	22	49
Allianz OCC Target Fund	23	50
Allianz OCC Value Fund	24	51
Allianz RCM Large-Cap Growth Fund	25	52
Allianz RCM Mid-Cap Fund	26	54
Allianz RCM Strategic Growth Fund	27	55

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. capital markets. Structural problems in subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financial and consumer discretionary sectors.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

The volatility of returns and shifting market leadership during the period underscore the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NACM Mid-Cap Growth (7/07), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), OCC Equity Premium Strategy (7/00), OCC Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for OCC Target) to reflect the indicated share class’s sales charges (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-U.S. investment risk and focused investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

On or about March 28, 2008, Class C shares of the Allianz Funds that were acquired before July 1, 1991 and Class C shares subsequently acquired through exchange or dividend reinvestment of such shares (“Legacy Class C Shares”) will be converted to Class A shares of the same Fund. Accordingly, shareholders who hold Legacy Class C Shares in a Fund will hold, after the conversion, an equal dollar amount of Class A shares of the same Fund. The conversion will occur at net asset value of the applicable Fund and will be a non-taxable transaction for shareholders.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

4	Allianz Funds

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/07 to 12/31/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2007	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds.

•

The Fund’s underperformance versus the benchmark was primarily driven by its overweight position in equities. While the Russell 3000 Index lost 1.84% and MSCI All Country World Ex-US Index rose by 3.93%, the Lehman Brothers Aggregate Bond Index registered a gain of 5.94%.

•	Most of the Fund’s overweight position in equity was focused in non-U.S. stocks and was beneficial to the Fund’s absolute performance.

•	The Funds’ overweight position in U.S. growth stocks helped performance, as growth stocks outpaced their value counterparts during the reporting period.

•

Aon a relative basis, the top performing sub-funds within the portfolio were Allianz OCC Target Fund and Allianz NFJ Small-Cap Value Fund. In contrast, Allianz NACM International Fund and PIMCO Japanese StockPLUS® Total Return Fund underperformed.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Class A	1.64%	7.09%	11.71%	—	7.34%
Allianz Global Investors Multi-Style Fund Class A (adjusted)	–3.95%	1.20%	10.45%	—	6.69%
Allianz Global Investors Multi-Style Fund Class B	1.34%	6.32%	10.88%	—	6.74%
Allianz Global Investors Multi-Style Fund Class B (adjusted)	–3.44%	1.53%	10.61%	—	6.74%
Allianz Global Investors Multi-Style Fund Class C (adjusted)	0.26%	5.33%	10.89%	—	6.54%
Russell 3000 Index	–1.84%	5.13%	13.63%	—	6.48%
Lehman Brothers Aggregate Bond Index	5.94%	6.96%	4.42%	—	5.56%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	2.01%	7.41%	11.23%	—	7.03%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	0.52%	5.34%	9.56%	—	5.65%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.38% for Class A shares, 2.13% for Class B shares and 2.13% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Fund Allocation

PIMCO Total Return	30.9%
PIMCO StocksPLUS	14.2%
NACM International	12.0%
RCM Large-Cap Growth	9.1%
OCC Renaissance	6.4%
RCM Mid-Cap	6.2%
OCC Value	5.1%
PIMCO Short-Term	3.8%
PIMCO High Yield	2.4%
Other	9.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,016.40	$1,013.40	$1,012.10	$1,021.87	$1,018.10	$1,018.10
Expenses Paid During Period	$3.29	$7.09	$7.08	$3.30	$7.10	$7.10

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in the industrials sector was the most significant contributor to the Fund’s outperformance of the benchmark during the period. Shares of Jacobs Engineering Group, a global engineering and infrastructure firm, boosted returns. The company benefited from the substantial build of infrastructure in various parts of the globe, including India, China and the Middle East. As the company derives significant revenue from the oil business, rising crude prices also helped boost the stock.

•

Stock selection in the consumer discretionary sector also benefited the Fund. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon has benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Securities analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user. The comparison with brick-and-mortar retailers rather than high-technology companies sent shares higher.

•

In the technology sector, shares of the silicon wafer maker MEMC Electronic Materials climbed through the period on reported sales and earnings growth as well as Wall Street reaction to the announcement of a 10-year deal to supply solar chips to Germany’s Conergy, an installer of photovoltaic systems.

•

Companies in the consumer staples sector weighed on the Fund’s relative performance during the period. Conagra Foods shares fell on a recall of Banquet Pot Pies and reports that a chemical used for butter flavoring in microwave popcorn is linked to a lung ailment in popcorn plant workers. Safeway shares weakened in the period on weak sales and earnings news.

•	Stock selection in health care also detracted from the Fund’s relative performance, as shares of Biogen Idec declined when the company couldn’t find a buyer.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	7.13%	17.11%	14.08%	6.85%	11.84%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	1.24%	10.67%	12.80%	6.24%	11.46%
Allianz CCM Capital Appreciation Fund Class B	6.69%	16.19%	13.22%	6.29%	11.49%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	1.85%	11.19%	12.97%	6.29%	11.49%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	5.77%	15.28%	13.24%	6.06%	11.01%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	9.24%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	10.79%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	6.55%	11.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.08% for Class A shares, 1.83% for Class B shares and 1.83% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	28.8%
Financial Services	10.9%
Capital Goods	8.9%
Healthcare	8.8%
Energy	6.4%
Aerospace	4.8%
Consumer Services	3.8%
Industrial	3.8%
Other	23.1%
Cash & Equivalents — net	0.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,071.30	$1,066.90	$1,067.40	$1,019.71	$1,015.94	$1,015.94
Expenses Paid During Period	$5.62	$9.51	$9.51	$5.48	$9.27	$9.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Class A, 1.83% for Class B, 1.83% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Shares of financials companies, affected by subprime mortgage weakness, detracted from the Fund’s returns. CNA Financial, provider of property and casualty insurance, fell during the period. The company reported weaker quarterly earnings in large part due to a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stock selection decisions in the technology sector also weighed on performance. Despite higher quarterly profits, analysts downgraded software provider Cadence Design’s stock, which the Fund sold in December, on concerns about a new revenue-recognition licensing model. Analysts cited the potential for slower growth, noting that Cadence subscriptions fell 50% as customers moved to the new model. Other analysts contended that the stock drop was an overreaction and reiterated confidence that the company’s underlying bookings remain intact.

•

In the industrials sector, shares of aircraft maker Textron rose early in the period on news of a tripling of quarterly profits and other financials that beat analysts’ expectations. Heightened demand for private aviation fueled the unprecedented growth for the company, which raised its full-year outlook for earnings from continuing operations.

•

Stock selection in the consumer discretionary sector contributed positively to returns. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class A	0.96%	12.45%	16.09%	—	2.09%
Allianz CCM Focused Growth Fund Class A (adjusted)	–4.60%	6.26%	14.78%	—	1.40%
Allianz CCM Focused Growth Fund Class C (adjusted)	–0.46%	10.56%	15.25%	—	1.35%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	–0.41%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	3.27%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	31.2%
Healthcare	12.7%
Energy	10.8%
Consumer Staples	6.7%
Aerospace	4.7%
Financial Services	4.6%
Consumer Discretionary	4.5%
Materials & Processing	4.5%
Other	16.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,009.60	$1,005.40	$1,019.61	$1,015.84
Expenses Paid During Period	$5.56	$9.33	$5.58	$9.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A and 1.85% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Among industrials, shares of industrial equipment distributor Agco were among the strongest contributors to the Fund. The company reported third-quarter profits that rose on a lower tax rate and strong global demand for farm machinery. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

Among health care stocks, shares of Intuitive Surgical, which the Fund sold in October, advanced during the period. The maker of medical robots that perform surgeries reported a doubling of quarterly profits on sales of its da Vinci surgical system. The system is designed to reproduce doctors’ hand movements during surgery.

•

Shares of financial companies, affected by subprime mortgage weakness, weighed on returns. CNA Financial provider of property and casualty insurance, fell when the company reported weaker quarterly earnings. The drop was caused in large part by a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stocks in the consumer discretionary sector had a negative impact on the Fund’s absolute performance and a positive impact on relative performance during the period. The Fund owned shares of Dollar Tree for most of the period but sold it at the end of November, when earnings came in line but revenues and guidance were both light. The company’s stock continued to fall for the remainder of the reporting period.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class A	6.35%	21.53%	17.05%	8.08%	12.37%
Allianz CCM Mid-Cap Fund Class A (adjusted)	0.50%	14.85%	15.74%	7.47%	11.98%
Allianz CCM Mid-Cap Fund Class B	5.97%	20.65%	16.17%	7.52%	12.01%
Allianz CCM Mid-Cap Fund Class B (adjusted)	1.25%	15.65%	15.95%	7.52%	12.01%
Allianz CCM Mid-Cap Fund Class C (adjusted)	4.98%	19.63%	16.18%	7.27%	11.53%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.76%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	15.70%	9.40%	11.89%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	25.1%
Energy	12.5%
Capital Goods	9.4%
Financial Services	8.6%
Healthcare	6.3%
Consumer Staples	6.3%
Consumer Discretionary	5.8%
Chemicals	4.3%
Other	20.3%
Cash & Equivalents — net	1.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,063.50	$1,059.70	$1,059.20	$1,019.71	$1,015.94	$1,015.94
Expenses Paid During Period	$5.60	$9.47	$9.47	$5.48	$9.27	$9.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Class A, 1.83% for Class B, 1.83% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the index was due to stock selection, which was positive in nearly every sector and particularly strong among industrials and information technology companies.

•

Top contributors included AGCO Corp., a manufacturer of agricultural equipment, and MEMC Electronic Materials, a supplier of wafers used to make semiconductors and solar cells. AGCO benefited from record global farm receipts that are revitalizing its industry, while MEMC Electronic Materials experienced robust demand from the solar market.

•	Stock selection in the financials sector detracted most from relative performance, where Fifth Third Bancorp was a top detractor amid declining credit quality.

•

An overweighting in consumer discretionary stocks also detracted from relative performance. Consumer discretionary was one of the worst-performing sectors in the index due to concerns that the housing slump and high gasoline prices would dampen discretionary spending.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class A	7.82%	17.23%	13.18%	—	12.23%
Allianz NACM Growth Fund Class A (adjusted)	1.89%	10.78%	11.90%	—	11.07%
Allianz NACM Growth Fund Class B	7.39%	16.41%	12.31%	—	11.38%
Allianz NACM Growth Fund Class B (adjusted)	2.39%	11.41%	12.06%	—	11.26%
Allianz NACM Growth Fund Class C (adjusted)	6.40%	15.42%	12.30%	—	11.37%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	10.36%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	13.45%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.93% for Class B shares and 1.93% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	19.3%
Consumer Discretionary	8.8%
Energy	7.4%
Materials & Processing	4.5%
Industrial	3.9%
Financial Services	3.8%
Capital Goods	3.5%
Other	12.7%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,078.20	$1,073.90	$1,074.00	$1,019.30	$1,015.58	$1,015.58
Expenses Paid During Period	$6.06	$9.90	$9.91	$5.89	$9.63	$9.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by stock selection in the health care, industrials and materials sectors. Top-performing holdings included a supplier of products enabling minimally invasive surgical procedures that reported robust sales growth, an industrial equipment manufacturer that saw strength in its agricultural business, and a seed producer that benefited from the highest level of U.S. corn plantings in 50 years.

•

Performance was also favorably affected by company selection among issuers of debt and convertible securities. Notable contributors included a wireless telecom company that demonstrated improving fundamentals, as well as a biopharmaceutical firm and provider of aerospace and defense systems that were acquired and subsequently traded higher.

•

On the negative side, an underweighting in utilities and consumer staples companies detracted from performance during the reporting period. Utilities and consumer staples names benefited from their defensive characteristics, as volatile market conditions curbed investors’ appetites for risk.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/28/07)
Allianz NACM Income and Growth Fund Class A	3.88%	—	—	—	9.27%
Allianz NACM Income and Growth Fund Class A (adjusted)	–1.84%	—	—	—	3.26%
Allianz NACM Income and Growth Fund Class C (adjusted)	2.45%	—	—	—	7.54%
S&P 500 Index	–1.36%	—	—	—	6.01%
Lehman Brothers Aggregate Bond Index	5.94%	—	—	—	5.38%
Lipper Flexible Portfolio Fund Average	3.24%	—	—	—	8.49%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	13.0%
Telecommunications	9.8%
Oil & Gas	7.0%
Technology	6.7%
Retail	5.6%
Healthcare	5.4%
Utilities	5.1%
Insurance	4.2%
Other	39.1%
Cash & Equivalents — net	4.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,038.80	$1,034.40	$1,018.55	$1,014.83
Expenses Paid During Period	$6.71	$10.48	$6.65	$10.38

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund trailed the index during the reporting period, largely due to stock selection in the industrials and health care sectors. Notable detractors included Thomas & Betts, an electrical products manufacturer whose shares fell on concerns about the outlook for the commercial construction market, and King Pharmaceuticals, a drug company that received an unfavorable patent ruling.

•

An underweighting in health care was also unfavorable for relative performance, as it was the best-performing sector in the index. The equity market was volatile, causing investors to favor stocks in defensive sectors like health care.

•

Relative performance was boosted by stock selection in the consumer discretionary, information technology and energy sectors. Video game retailer GameStop was a top contributor amid strong industry fundamentals and market share gains.

•	The price of oil climbed substantially higher and an overweighting in the energy sector was another key area of relative strength.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class A	–2.70%	8.65%	—	—	11.36%
Allianz NACM Mid-Cap Growth Fund Class A (adjusted)	–8.05%	2.67%	—	—	9.73%
Allianz NACM Mid-Cap Growth Fund Class C (adjusted)	–3.87%	7.01%	—	—	10.57%
Russell Midcap Growth Index	0.41%	11.42%	—	—	11.52%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	—	—	7.74%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.81% for Class A shares and 2.56% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	11.8%
Energy	9.2%
Oil & Gas	8.3%
Healthcare	8.1%
Industrial	6.0%
Semi-conductors	5.8%
Chemicals	5.6%
Capital Goods	5.5%
Other	38.1%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,000.30	$997.10	$1,015.48	$1,012.33
Expenses Paid During Period	$5.55	$8.70	$5.60	$8.76

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, and 2.07% for Class C), multiplied by the average account value over the period, multiplied by 154/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in health care detracted from returns. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

While an underweight position in the financial sector helped the Fund relative to the benchmark, stock selection decisions in the sector detracted. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

In the materials sector, shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	–10.79%	–5.40%	13.47%	—	14.79%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–15.69%	–10.61%	12.19%	—	13.61%
Allianz NFJ All-Cap Value Fund Class B	–11.15%	–6.13%	12.59%	—	13.92%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–14.40%	–9.57%	12.34%	—	13.81%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–11.82%	–6.89%	12.59%	—	13.91%
Russell 3000 Value Index	–6.62%	–1.02%	14.69%	—	13.00%
Lipper Multi-Cap Value Fund Average	–7.06%	0.09%	13.72%	—	12.07%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares, 2.08% for Class B shares and 2.08% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.2%
Industrial	13.8%
Energy	12.7%
Consumer Discretionary	9.2%
Healthcare	8.9%
Utilities	7.1%
Materials	6.9%
Consumer Staples	4.6%
Other	4.6%
Cash & Equivalents — net	7.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$892.10	$888.50	$888.30	$1,018.60	$1,014.78	$1,014.83
Expenses Paid During Period	$6.18	$9.78	$9.73	$6.60	$10.43	$10.38

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.06% for Class B, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection as well as an overweight position in the energy sector helped performance relative to the benchmark. Brazil’s state-run oil firm Petroleo Brasileiro, or Petrobras, benefited from higher oil prices and news that tests at a second well in the Tupi oil field near Rio de Janeiro confirmed the discovery of light oil. By November, the company had announced that the Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels per day as the result of six new platforms that entered operations in 2007. The company continues to deliver positive performance, backed by Brazil’s strong economy and global demand for oil.

•

In the information technology sector, shares of disc drive maker Seagate Technology benefited returns as a better-than-expected market for personal computers and improved pricing for the company’s memory devices boosted share prices. Analysts expect the consumer tech market to continue expanding. Strong holiday sales of high tech devices, in an otherwise lackluster retail season, also helped the stock.

•

Stock selection in the financials sector detracted from Fund performance. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

Stock selection in the consumer discretionary sector weighed on performance. Gannett, the largest U.S. newspaper publisher, continued to be impacted by the downturn in classified advertising for homes, help wanted and autos. As more readers turn to the Internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue. In addition, newspapers face stiff online competition from Craigslist, Monster.com and similar websites.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	–4.00%	4.24%	15.95%	—	12.35%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–9.28%	–1.49%	14.65%	—	11.52%
Allianz NFJ Dividend Value Fund Class B	–4.33%	3.49%	15.10%	—	11.59%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–8.86%	–1.37%	14.87%	—	11.59%
Allianz NFJ Dividend Value Fund Class C (adjusted)	–5.24%	2.49%	15.08%	—	11.51%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	—	7.16%
Lipper Equity Income Fund Average	–3.07%	4.00%	13.05%	—	6.60%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Energy	19.2%
Financial Services	16.8%
Consumer Staples	13.1%
Consumer Discretionary	11.5%
Healthcare	10.4%
Telecommunications	6.0%
Industrial	6.0%
Materials & Processing	5.8%
Other	7.7%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$960.00	$956.70	$956.60	$1,019.96	$1,016.19	$1,016.19
Expenses Paid During Period	$5.07	$8.75	$8.75	$5.23	$9.02	$9.02

For each class of the Fund, expenses are equal to the expense ratio for the class (1.03% for Class A, 1.78% for Class B, 1.78% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in materials helped boost performance. Shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

•

In the health care sector, shares of drug maker Merck rose to become the one of sector’s biggest gainers of 2007 after the company negotiated an end to Vioxx lawsuits and enjoyed strong launches of key new drug therapies. Shares of managed care provider Cigna also advanced in the period, boosted by an enthusiastic response by investors to the company’s announced plans to purchase Great-West Healthcare. The acquisition is seen as strengthening Cigna’s position in western U.S. markets.

•

Stock selection among financial services stocks detracted from performance relative to the benchmark. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

An overweight position in the consumer discretionary sector detracted from returns as compared to the benchmark. Gannett, the largest U.S. newspaper publisher and owner of USA Today, continued to be impacted by the downturn in ads for home sales, help-wanted and automotive. As more readers turn to the internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	–4.73%	3.50%	14.86%	—	11.21%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–9.98%	–2.20%	13.57%	—	10.39%
Allianz NFJ Large-Cap Value Fund Class B	–5.12%	2.71%	14.01%	—	10.39%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–9.78%	–2.29%	13.78%	—	10.39%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	–6.07%	1.70%	14.01%	—	10.39%
Russell Top 200 Value Index	–4.84%	0.24%	13.12%	—	4.86%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	—	6.02%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class B shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	22.5%
Energy	15.9%
Consumer Discretionary	12.4%
Materials & Processing	9.8%
Healthcare	7.8%
Industrial	7.5%
Consumer Staples	7.2%
Telecommunications	6.0%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$952.70	$948.80	$948.60	$1,019.66	$1,015.89	$1,015.89
Expenses Paid During Period	$5.35	$9.01	$9.01	$5.53	$9.32	$9.32

For each class of the Fund, expenses are equal to the expense ratio for the class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection among health care companies detracted from performance relative to the benchmark. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

Shares of consumer discretionary stocks weighed on performance relative to the benchmark, as a slowdown in economic growth took its toll on consumer spending. Earlier in the year, retailer Limited Brands sold a 75% stake of their apparel stores to a private equity firm in order to raise cash and concentrate on its Victoria’s Secret and Bath & Body Works lines. Unfortunately, economic headwinds and pricing pressure continued to soften the company’s profit margins and sales figures.

•

An overweight position as well as stock selection in the energy sector helped Fund performance relative to the benchmark for the period. The Fund’s positions in successful exploration and production companies were significant contributors to returns. Shares of global oil and gas producer Hess rose on higher crude oil prices and favorable analyst coverage. Anadarko Petroleum’s stock price advanced with reports of increased full-year production estimates and the discovery of new reserves in the Gulf of Mexico.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

Stock selection as well as an overweight position in the industrials sector benefited Fund performance relative to the benchmark. Shares of Parker-Hannifin, which makes motion and control technologies and systems, benefited from strong sales growth in the company’s industrial, international and aerospace segments.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	–9.86%	–1.08%	—	—	5.34%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–14.83%	–6.51%	—	—	1.07%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–11.09%	–2.78%	—	—	4.51%
Russell Midcap Value Index	–9.31%	–1.43%	—	—	6.17%
Lipper Mid-Cap Value Fund Average	–8.20%	1.98%	—	—	8.65%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.25% for Class A shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	24.5%
Industrial	17.7%
Consumer Discretionary	14.0%
Energy	10.0%
Utilities	7.8%
Consumer Staples	7.2%
Materials & Processing	5.1%
Information Technology	5.0%
Other	6.0%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$901.40	$897.70	$1,018.75	$1,015.03
Expenses Paid During Period	$6.12	$9.68	$6.44	$10.18

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Class A and 2.03% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks lost momentum in the second half of 2007 as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over troubled subprime mortgage securities and the effects of a deflating price bubble in housing weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps.

•

Stock selection in industrials companies helped the portfolio’s performance relative to the benchmark. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

An overweight position and stock selection decisions in the materials sector contributed positively to returns. Shares of Agnico Eagle Mines advanced in the period as a falling U.S. dollar boosted shares of gold producers. A declining dollar can sometimes act as a boost for gold, as investors shift assets to safer havens during periods of inflation.

•

Stock selection in the industrials sector detracted from relative performance during the period. Shares of Arkansas Best, a trucking company, declined among falling shipping rates and rising fuel costs.

•

An overweight position in the energy sector contributed positively to returns versus the benchmark however, stock selection decisions detracted. Shares of crude oil refiner Western Refining drifted lower amid generally negative sentiment for refiners. Weaker demand, rising use of ethanol and the return to operations of a few large refineries dampened investor enthusiasm for independent refiners. Disappointing third-quarter earnings resulted from lower refining margins and planned maintenance on facilities contributing to lower output at Western’s plants.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	–4.73%	6.11%	17.34%	10.71%	13.71%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–9.97%	0.27%	16.02%	10.08%	13.31%
Allianz NFJ Small-Cap Value Fund Class B	–5.08%	5.32%	16.47%	10.13%	13.35%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–9.34%	0.59%	16.25%	10.13%	13.35%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–5.92%	4.34%	16.47%	9.88%	12.87%
Russell 2000 Value Index	–13.08%	–9.77%	15.80%	9.06%	13.46%
Lipper Small-Cap Value Fund Average	–12.37%	–5.54%	14.94%	8.82%	12.16%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Industrial	21.0%
Financial Services	18.5%
Materials & Processing	13.4%
Energy	13.2%
Utilities	10.7%
Consumer Staples	6.6%
Consumer Discretionary	6.4%
Healthcare	4.0%
Other	2.6%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$952.70	$949.20	$949.30	$1,019.00	$1,015.23	$1,015.23
Expenses Paid During Period	$5.99	$9.65	$9.65	$6.19	$9.98	$9.98

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	17

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment, that the portfolio manager believes are undervalued in the marketplace.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund’s industrial stocks performed well during the reporting period. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Motion and control systems manufacturer Parker Hannifin rose on strong financial results and increased global demand for its products.

•

The Fund’s technology stocks also outperformed, led by telecommunications equipment manufacturer Nokia and Internet firm Google. Nokia gained on higher quarterly profits and strong demand for cell phones and multi-media devices, while Google rose in response to higher earnings and increased online advertising.

•

Financial stocks were the biggest detractors from overall Fund Performance. Bond insurer Ambac Financial fell in the wake of a third-quarter loss and concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•

The Fund’s telecommunications stocks underperformed due to Latin American wireless telecom services provider NII Holdings. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/05)
Allianz OCC Core Equity Fund Class A	–2.03%	4.58%	—	—	9.50%
Allianz OCC Core Equity Fund Class A (adjusted)	–7.41%	–1.18%	—	—	7.28%
Allianz OCC Core Equity Fund Class C (adjusted)	–3.22%	2.96%	—	—	8.72%
S&P 500 Index	–1.36%	5.50%	—	—	10.30%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	—	—	9.64%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	15.6%
Financial Services	12.3%
Healthcare	12.2%
Energy	8.2%
Capital Goods	6.8%
Consumer Staples	3.5%
Telecommunications	2.7%
Consumer Discretionary	2.2%
Other	7.6%
Cash & Equivalents — net	28.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$979.70	$976.60	$1,019.51	$1,015.84
Expenses Paid During Period	$5.57	$9.19	$5.69	$9.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, and 1.85% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund benefited from the strong relative performance of its technology stocks, led by Internet firm Google, which advanced in response to higher earnings and increased online advertising. Credit card franchising and transaction processing company MasterCard rose on stronger-than-expected third-quarter earnings as the company capitalized on growth opportunities in international and emerging markets.

•

The Fund’s industrial holdings also outperformed. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Diversified manufacturer United Technologies similarly gained on higher profits.

•

Financial stocks were the biggest detractors. Bond insurer MBIA fell in response to a third-quarter loss and investor concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•	The Fund’s telecommunications stocks also underperformed. Telecom services provider Sprint Nextel was down on concerns about recent declines in the company’s market share.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class A	–2.08%	5.42%	11.90%	9.41%	11.99%
Allianz OCC Equity Premium Strategy Fund Class A (adjusted)	–7.47%	–0.38%	10.64%	8.79%	11.50%
Allianz OCC Equity Premium Strategy Fund Class B	–2.48%	4.65%	11.06%	8.84%	11.54%
Allianz OCC Equity Premium Strategy Fund Class B (adjusted)	–7.19%	–0.25%	10.79%	8.84%	11.54%
Allianz OCC Equity Premium Strategy Fund Class C (adjusted)	–3.42%	3.67%	11.06%	8.60%	11.16%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	11.27%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	11.70%	5.04%	9.86%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.28% for Class A shares, 2.03% for Class B shares and 2.03% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	22.9%
Financial Services	16.4%
Healthcare	13.0%
Energy	10.4%
Capital Goods	7.9%
Consumer Staples	7.4%
Telecommunications	5.9%
Aerospace	5.2%
Other	10.8%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$979.20	$975.20	$975.20	$1,018.75	$1,014.98	$1,014.98
Expenses Paid During Period	$6.32	$10.03	$10.03	$6.44	$10.23	$10.23

For each class of the Fund, expenses are equal to the expense ratio for the class (1.27% for Class A, 2.02% for Class B, 2.02% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	19

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Large-cap growth stocks performed well in the second half of 2007 despite turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Growth Index, energy and materials stocks posted the biggest gains, while telecommunications services and consumer discretionary stocks had the biggest losses.

•

The Fund outperformed the index due to stock selection across most market sectors, led by its industrial investments. Diversified manufacturer Textron was the top contributor in the industrial sector, advancing on strong third-quarter revenues and earnings. Metal components manufacturer Precision Castparts gained in response to improved earnings and continued strong demand in its major end markets.

•

The Fund also outperformed in the technology, consumer discretionary, materials, health care and consumer staples sectors. Internet firm Goggle was the top contributor among the Fund’s tech holdings, rising sharply on higher quarterly earnings and the continued growth of online advertising. Hilton Hotels led the Fund’s consumer discretionary stocks, while agricultural products supplier Monsanto was the leading contributor in materials.

•

Energy stocks were the Fund’s largest detractors relative to the index. Drilling contractor Diamond Offshore was the biggest contributor, advancing on higher earnings, while drilling contractor Nabors Industries was the biggest detractor, declining when earnings weakened.

•

The Fund’s telecommunications investments lagged due to NII Holdings, which provides wireless telecom services in Latin America. The company posted better-than-expected third-quarter earnings and showed continued strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber growth in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class A	7.05%	18.66%	14.56%	5.32%	12.20%
Allianz OCC Growth Fund Class A (adjusted)	1.16%	12.13%	13.27%	4.72%	11.94%
Allianz OCC Growth Fund Class B	6.62%	17.75%	13.70%	4.74%	11.96%
Allianz OCC Growth Fund Class B (adjusted)	1.62%	12.75%	13.46%	4.74%	11.96%
Allianz OCC Growth Fund Class C (adjusted)	5.66%	16.80%	13.69%	4.51%	11.37%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	11.51%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	10.80%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.16% for Class A shares, 1.91% for Class B shares and 1.91% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	20.8%
Financial Services	11.3%
Energy	6.3%
Consumer Staples	5.1%
Capital Goods	4.1%
Chemicals	3.3%
Aerospace	3.0%
Other	10.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,070.50	$1,066.20	$1,066.60	$1,019.36	$1,015.58	$1,015.58
Expenses Paid During Period	$5.99	$9.87	$9.87	$5.84	$9.63	$9.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell 2000 Growth Index, materials and health care issues turned in the biggest gains, while consumer discretionary and financial stocks showed the largest losses.

•

The Fund’s energy investments performed well during the reporting period, led by natural gas and crude oil producer Quicksilver Resources, which advanced in response to record oil prices and higher quarterly revenues and earnings. Oil and gas companies Delta Petroleum and Petrohawk Energy also contributed.

•

The Fund’s consumer discretionary, technology and consumer staple investments also outperformed. Global Sources, which provides business-to-business marketing services, was the leading contributor among the Fund’s consumer discretionary holdings, while software developer Opsware led the Fund’s technology investments.

•

Detracting most from performance during the reporting period were the Fund’s industrial investments. Force Protection fell sharply after the company was awarded an unexpectedly small portion of the military’s latest order for mine-resistant ambush protected vehicles.

•

Although the Fund’s health care investments produced positive returns, they trailed the return of the health care sector of the index. Biopharmaceuticals company MGI Pharma rose on news the company is being acquired by Japanese pharmaceuticals firm Eisai. Specialty pharmaceutical company Durect gained on positive results from a Phase IIb clinical trial of POSIDUR, a medication for the treatment of post-operative pain in patients undergoing inguinal hernia repair. Medical software provider Vital Images was the sector’s biggest detractor. The company’s stock declined after it reported disappointing earnings and lowered its revenue forecast.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Class A	–3.89%	8.29%	19.37%	7.47%	13.70%
Allianz OCC Opportunity Fund Class A (adjusted)	–9.18%	2.34%	18.03%	6.87%	13.43%
Allianz OCC Opportunity Fund Class B	–4.28%	7.47%	18.47%	6.93%	13.45%
Allianz OCC Opportunity Fund Class B (adjusted)	–8.40%	2.84%	18.27%	6.93%	13.45%
Allianz OCC Opportunity Fund Class C (adjusted)	–5.10%	6.60%	18.47%	6.68%	12.87%
Russell 2000 Growth Index	–2.08%	7.04%	16.49%	4.32%	7.95%
Lipper Small-Cap Growth Fund Average	–2.02%	8.70%	15.49%	7.48%	10.60%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	26.0%
Healthcare	18.6%
Energy	9.8%
Commercial Services	7.2%
Consumer Services	5.7%
Telecommunications	4.9%
Capital Goods	4.6%
Industrial	4.1%
Other	18.7%
Cash & Equivalents — net	0.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$961.10	$957.20	$957.30	$1,018.55	$1,014.78	$1,014.78
Expenses Paid During Period	$6.46	$10.13	$10.14	$6.65	$10.43	$10.43

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	21

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

Small-cap value stocks have historically provided high returns, although with greater volatility and risk than large-cap issues. The Fund provides a means for investors to diversify into this asset class.

•

The stock market declined in the final two months of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. Small-cap value stocks trailed most other market sectors.

•	The portfolio manager emphasizes buying the right company at the right time for the right price, seeking in particular to invest in companies with strong business franchises and capable managements.

•

During the two-month period since its inception, the Fund has assembled a diversified portfolio of small-cap stocks that meet its value criteria. Its largest positions at the end the reporting period were Perrigo, which makes over-the-counter medicines and generic pharmaceuticals; Vectren, an electric and gas utility in Indiana and Ohio; Investment Technology Group, which provides technology-based stock trading services; Claymont Steel Holdings, which operates a mini-mill making custom-order steel plate; and Silgan Holdings, which manufactures metal and plastic containers for consumer goods companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Class A	—	—	—	—	–4.27%
Allianz OCC Small-Cap Value Fund Class A (adjusted)	—	—	—	—	–9.51%
Allianz OCC Small-Cap Value Fund Class C (adjusted)	—	—	—	—	–5.36%
Russell 2000 Value Index	—	—	—	—	–8.28%
Lipper Small-Cap Value Fund Average	—	—	—	—	–7.72%

†The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 8.59% for Class A shares, and 9.34% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.4%
Healthcare	7.9%
Technology	6.0%
Consumer Discretionary	6.0%
Consumer Services	5.1%
Insurance	4.8%
Retail	4.7%
Utilities	4.6%
Other	32.4%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$957.30	$956.00	$1,006.30	$1,005.03
Expenses Paid During Period	$2.14	$3.39	$2.22	$3.49

For each class of the Fund, expenses are equal to the expense ratio for the class (1.29% for Class A, and 2.04% for Class C), multiplied by the average account value over the period, multiplied by 62/366 (to reflect the period since the Fund commenced operation on 11/01/07).

22	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell Midcap Growth Index, energy, utility and health care stocks were the market’s best performers, while telecommunications services and consumer discretionary issues had the biggest losses.

•

The Fund outperformed the index due to stock selection. Its health care investments performed well, led by Intuitive Surgical, which more than doubled in price on strong revenue and earnings growth. The company makes surgical robots used in minimally invasive surgery.

•

The Fund’s industrial stocks also outperformed. Engineering and construction company McDermott International was a leading contributor in this sector, as earnings growth was driven by the company’s booming offshore oil and gas construction business.

•

A top contributor among the Fund’s materials investments was phosphate and potash producer Mosaic, which rose on strong demand and prices for its products, which are used in fertilizer. Recent months have seen large price increases for diammonium phosphate and potash due to supply shortages and the global agricultural boom.

•

The Fund also outperformed in consumer discretionary stocks. Footwear maker Crocs was a leading contributor. The Fund sold its investment, taking profits, before the company’s share price fell in November.

•

Telecommunications stocks were the biggest detractors due largely to NII Holdings, which provides wireless telecom services in Latin America. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class A	5.10%	19.12%	18.62%	9.82%	12.64%
Allianz OCC Target Fund Class A (adjusted)	–0.69%	12.56%	17.28%	9.20%	12.21%
Allianz OCC Target Fund Class B	4.72%	18.23%	17.72%	9.30%	12.24%
Allianz OCC Target Fund Class B (adjusted)	0.04%	13.23%	17.51%	9.30%	12.24%
Allianz OCC Target Fund Class C (adjusted)	3.74%	17.24%	17.71%	9.05%	11.83%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.31%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	9.97%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.21% for Class A shares, 1.96% for Class B shares and 1.96% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.5%
Healthcare	18.1%
Energy	10.1%
Consumer Services	8.1%
Consumer Discretionary	6.0%
Materials & Processing	5.4%
Telecommunications	4.3%
Chemicals	3.5%
Other	17.3%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,051.00	$1,047.20	$1,046.80	$1,019.10	$1,015.33	$1,015.33
Expenses Paid During Period	$6.19	$10.03	$10.03	$6.09	$9.88	$9.88

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	23

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and consumer staple stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included software developer VMware and data storage company EMC.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, also outperformed. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund’s health care investments also performed well. A top contributor was health benefits provider WellPoint, which benefited from enrollment growth in its health plans and improved control of operating expenses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the sub-prime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to a third-quarter loss and investor concerns that its credit rating might be downgraded.

•	Among consumer discretionary stocks, homebuilder D.R. Horton was the biggest detractor from Fund performance, reflecting the impact of the housing downturn.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class A	–9.87%	–5.75%	14.52%	9.72%	12.54%
Allianz OCC Value Fund Class A (adjusted)	–14.83%	–10.94%	13.23%	9.10%	12.15%
Allianz OCC Value Fund Class B	–10.21%	–6.48%	13.66%	9.14%	12.18%
Allianz OCC Value Fund Class B (adjusted)	–13.88%	–10.30%	13.42%	9.14%	12.18%
Allianz OCC Value Fund Class C (adjusted)	–10.96%	–7.21%	13.66%	8.91%	11.71%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	7.68%	12.17%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	6.24%	10.56%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	37.3%
Energy	17.2%
Consumer Staples	8.8%
Healthcare	8.3%
Capital Goods	6.2%
Building & Construction	5.9%
Consumer Discretionary	5.1%
Aerospace	4.9%
Other	5.4%
Cash & Equivalents — net	0.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$901.30	$897.90	$897.70	$1,019.61	$1,015.84	$1,015.84
Expenses Paid During Period	$5.26	$8.83	$8.82	$5.58	$9.37	$9.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

The third-quarter bounce in equity markets, which followed central bankers’ efforts to calm credit markets, was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Stock selection in technology was a strong contributor to Fund performance during the period, as investors rotated into names like Apple and Google, which continued to deliver positive returns. Apple’s strength was driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market-share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•

Conversely, consumer discretionary holdings, specifically in retail, detracted from the Fund’s returns. The sector was plagued by higher fuel costs, a weak housing market and warm weather, which impacts winter apparel sales. The Fund sold stocks exposed to apparel and fashion during the period, including Coach and Nordstrom.

•

A major change in the Fund’s positioning was a reduction in exposure to the consumer discretionary and financials sectors and an increase in technology. Financials represented the Fund’s largest sector underweighting as of December 31, 2007.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	5.80%	13.01%	10.86%	6.53%	8.58%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–0.02%	6.79%	9.61%	5.93%	8.03%
Allianz RCM Large-Cap Growth Fund Class B	5.37%	12.15%	10.03%	5.90%	8.00%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	0.51%	7.15%	9.76%	5.90%	8.00%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	4.46%	11.21%	10.03%	5.74%	7.78%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	8.15%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	6.51%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.1%
Healthcare	13.5%
Energy	8.0%
Financial Services	7.7%
Consumer Staples	5.9%
Telecommunications	4.5%
Oil & Gas	4.5%
Capital Goods	3.5%
Other	16.7%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,058.00	$1,053.70	$1,054.30	$1,019.61	$1,015.84	$1,015.84
Expenses Paid During Period	$5.69	$9.55	$9.55	$5.58	$9.37	$9.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	25

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

During the second half of 2007, investors across the globe faced the fallout from the subprime mortgage market meltdown and increasing concerns about the health of the U.S. economy. Mid-cap stocks lost ground during the period yet still finished the year higher than where they started, just trailing large caps.

•

In terms of style, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. The Russell Midcap Growth Index outpaced its value counterpart during the six months ending December 31, 2007.

•

Stock selection in food beverage & tobacco and materials had a positive impact on the Fund’s relative returns during the reporting period and an underweighting retail stocks was also positive for performance.

•

Energy stocks National Oilwell Varco and Southwestern Energy Corp. helped boost the Fund’s returns during the period. Drilling equipment manufacturer National Oilwell Varco’s shares appreciated, as the company reported strong earnings for the third-quarter of 2007.

•	In contrast, communications equipment and telecommunication services stocks detracted from the Fund’s relative performance during the period.

•

Telecommunication services stocks NII Holdings Inc. and MetroPCS Communications were top detractors from overall Fund performance during the period. Wireless communications provider NII Holdings Inc. lost ground amid slowing third-quarter subscriber growth and investors’ fears that competition was increasing in Mexico. The company also announced a new CEO and the authorization of a new stock repurchase plan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	0.28%	13.76%	14.15%	6.83%	14.69%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–5.23%	7.51%	12.86%	6.23%	14.46%
Allianz RCM Mid-Cap Fund Class B	–0.07%	12.93%	13.48%	6.37%	14.46%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–5.01%	7.93%	13.23%	6.37%	14.46%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–1.41%	11.58%	13.33%	6.14%	13.92%
Russell Midcap Index	–3.93%	5.59%	18.22%	9.91%	14.73%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	12.43%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	24.1%
Healthcare	12.6%
Energy	11.3%
Consumer Discretionary	7.8%
Financial Services	7.5%
Consumer Services	6.9%
Consumer Staples	5.6%
Materials & Processing	4.6%
Other	16.5%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,002.80	$999.30	$995.70	$1,019.46	$1,015.69	$1,015.69
Expenses Paid During Period	$5.69	$9.45	$9.43	$5.74	$9.53	$9.53

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

The third-quarter bounce in equity markets which followed central bankers’ efforts to calm credit markets was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Credit market turmoil and weakening U.S. economic data led to an increase in volatility and heightened dispersion of returns across sectors. Stock selection was a positive contributor to the Fund’s overall performance and added the most to returns in technology and energy.

•

Apple was a top contributor to performance, driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•	In energy, SunPower Corp. was a major contributor to Fund returns. The company is a vertically-integrated solar cell manufacturer with a defensible technological advantage.

•	The Fund’s holdings in Starwood Hotels, a major detractor from performance, and lodging stocks in general, were weak in the second half of 2007 on fears of a U.S. slowdown.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class A	11.69%	21.94%	—	—	11.21%
Allianz RCM Strategic Growth Fund Class A (adjusted)	5.55%	15.24%	—	—	7.68%
Allianz RCM Strategic Growth Fund Class C (adjusted)	10.18%	19.91%	—	—	10.33%
Russell 1000 Growth Index	3.41%	11.82%	—	—	10.07%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	—	—	9.93%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.69% for Class A shares and 2.42% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,116.90	$1,111.80	$1,016.24	$1,012.32
Expenses Paid During Period	$9.42	$13.54	$8.97	$12.90

For each class of the Fund, expenses are equal to the expense ratio for the class (1.77% for Class A, 2.55% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	27

Schedule of Investments

Allianz Global Investors Multi-Style Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

ALLIANZ FUNDS (a)(b)—46.2%
CCM Capital Appreciation	137,509	$2,921
CCM Mid-Cap	91,322	2,596
NACM International	1,841,804	38,936
NFJ Small-Cap Value	181,471	5,582
OCC Growth (d)	78,101	2,175
OCC Opportunity	307,310	6,924
OCC Renaissance	1,107,261	20,717
OCC Target	134,146	3,305
OCC Value	1,186,371	16,574
RCM Large-Cap Growth	1,978,303	29,556
RCM Mid-Cap	6,647,786	19,943

Total Allianz Funds (cost—$127,999)		149,229

PIMCO FUNDS (a)(c)—54.0%
Foreign Bond (U.S. Dollar-Hedged)	385,758	3,942
High Yield	799,432	7,627
Japanese StocksPLUS Total Return Strategy	428,216	5,032
Short-Term	1,255,394	12,403
StocksPLUS	4,048,583	45,789
Total Return	9,346,604	99,915

Total PIMCO Funds (cost—$167,190)		174,708

Total Investments (cost—$295,189)—100.2%		323,937

Liabilities in excess of other assets—(0.2%)		(565)

Net Assets—100.0%		$323,372

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Aerospace—4.8%
General Dynamics Corp.	235,600	$20,966
Goodrich Corp.	276,630	19,533
Lockheed Martin Corp.	177,750	18,710
Raytheon Co.	343,250	20,835

		80,044

Building/Construction—1.3%
Jacobs Engineering Group, Inc. (c)(e)	225,490	21,559

Capital Goods—8.9%
Cooper Industries Ltd., Class A	422,280	22,330
Honeywell International, Inc.	325,260	20,026
Manitowoc Co., Inc.	430,080	21,001
McDermott International, Inc. (c)	381,540	22,522
Parker Hannifin Corp.	280,085	21,093
SPX Corp.	191,670	19,713
Textron, Inc.	308,210	21,976

		148,661

Chemicals—2.8%
Celanese Corp., Ser. A	507,660	21,484
Monsanto Co.	226,730	25,324

		46,808

Communications—1.0%
Omnicom Group, Inc. (e)	346,960	16,491

Consumer Discretionary—2.5%
McDonald’s Corp.	347,810	20,489
Nike, Inc., Class B	329,810	21,187

		41,676

Consumer Services—3.8%
Accenture Ltd., Class A	566,580	20,414
McKesson Corp.	300,840	19,708
Owens-Illinois, Inc. (c)(e)	477,030	23,613

		63,735

Consumer Staples—3.8%
Bunge Ltd.	163,370	19,018
Coca-Cola Co.	356,670	21,889
Loews Corp.-Carolina Group	252,800	21,564

		62,471

Energy—6.4%
Apache Corp.	204,100	21,949
Marathon Oil Corp.	310,280	18,884
National-Oilwell Varco, Inc. (c)	284,390	20,891
Occidental Petroleum Corp.	322,960	24,865
Valero Energy Corp.	270,920	18,972

		105,561

Financial Services—10.9%
Assurant, Inc.	266,460	17,826
Charles Schwab Corp.	937,650	23,957
Chubb Corp.	309,010	16,866
CME Group, Inc. (e)	34,908	23,947
Everest Re Group Ltd.	176,300	17,701
MetLife, Inc.	300,330	18,506
Prudential Financial, Inc.	214,290	19,938
State Street Corp.	273,440	22,203
Travelers Cos., Inc.	390,130	20,989

		181,933

Healthcare—8.8%
Aetna, Inc.	370,360	21,381
Amgen, Inc. (c)	362,510	16,835
Baxter International, Inc.	364,090	21,135
Gilead Sciences, Inc. (c)(e)	506,860	23,321

	Shares	Value (000s)

Medco Health Solutions, Inc. (c)(e)	242,530	$24,593
Merck & Co., Inc.	358,940	20,858
Wyeth	428,070	18,916

		147,039

Industrial—3.8%
AGCO Corp. (c)	297,650	20,234
Deere & Co. (e)	248,650	23,154
Northrop Grumman Corp.	248,190	19,518

		62,906

Information Technology—1.1%
Seagate Technology, Inc. (e)	715,320	18,241

Materials & Processing—2.4%
Freeport-McMoRan Copper & Gold, Inc.	186,830	19,139
Precision Castparts Corp.	153,800	21,332

		40,471

Multi-Media—1.1%
Walt Disney Co.	540,400	17,444

Oil & Gas—2.2%
Exxon Mobil Corp.	229,400	21,493
Transocean, Inc. (e)	108,022	15,463

		36,956

Retail—2.5%
Costco Wholesale Corp.	287,040	20,024
Gap, Inc.	965,200	20,539

		40,563

Technology—28.8%
Adobe Systems, Inc. (c)	452,690	19,343
Amazon.com, Inc. (c)(e)	251,870	23,333
Apple, Inc. (c)	180,680	36,415
Autodesk, Inc. (c)	418,200	20,810
BMC Software, Inc. (c)	574,930	20,491
Cisco Systems, Inc. (c)	937,240	25,371
Corning, Inc.	844,580	20,262
eBay, Inc. (c)	535,270	17,766
EMC Corp. (c)	1,242,330	23,020
Emerson Electric Co.	416,580	23,603
Harris Corp.	344,950	21,622
Hewlett-Packard Co.	543,270	27,424
Intel Corp.	1,051,430	28,031
International Business Machines Corp.	192,880	20,850
MasterCard, Inc., Class A (e)	128,680	27,692
MEMC Electronic Materials, Inc. (c)	311,350	27,551
Microsoft Corp.	964,100	34,949
NVIDIA Corp. (c)(e)	627,310	21,341
Oracle Corp. (c)(e)	956,990	21,609
Thermo Fisher Scientific, Inc. (c)	342,800	19,773

		481,256

Telecommunications—2.4%
AT&T, Inc.	471,640	19,601
Juniper Networks, Inc. (c)(e)	630,210	20,923

		40,524

Total Common Stock (cost—$1,376,085)		1,654,339

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.1%
Collateral Invested for Securities on Loan (d)—8.6%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
4.56%	5,000	4,450
Canadian Imperial Bank,
5.118% due 3/17/08, FRN	5,000	5,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.64% due 5/9/08, FRN	10,000	10,002
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
5.025% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	9,000	9,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	9,201	9,201
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	600	600

		141,654

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $58,211; collateralized by Fannie Mae, 5.125%-5.30% due 4/1/10- 4/16/10, valued at $38,928 including accrued interest; Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $20,372 including accrued interest; and Federal Home Loan Bank, 4.875% due 5/14/10, valued at $62 including accrued interest (cost—$58,198)	58,198	58,198

Total Short-Term Investments (cost—$203,382)		199,852

Total Investments (cost—$1,579,467)—111.4%		1,854,191

Liabilities in excess of other assets—(11.4%)		(189,921)

Net Assets—100.0%		$1,664,270

12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $142,679; cash collateral of $146,902 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Aerospace—4.7%
Boeing Co.	25,160	$2,201
Lockheed Martin Corp.	20,940	2,204

		4,405

Building/Construction—2.6%
McDermott International, Inc. (a)	41,060	2,424

Capital Goods—2.2%
Textron, Inc.	28,660	2,043

Chemicals—2.8%
Airgas, Inc.	49,750	2,592

Communications—2.2%
Omnicom Group, Inc.	43,450	2,065

Consumer Discretionary—4.5%
Kroger Co.	72,960	1,949
Nike, Inc., Class B	35,550	2,283

		4,232

Consumer Services—2.5%
McKesson Corp.	36,360	2,382

Consumer Staples—6.7%
Coca-Cola Co.	30,060	1,845
Loews Corp.-Carolina Group	26,250	2,239
Pepsi Bottling Group, Inc.	55,270	2,181

		6,265

Energy—10.8%
Cameron International Corp. (a)	60,220	2,898
Exxon Mobil Corp.	31,930	2,992
National-Oilwell Varco, Inc. (a)	27,150	1,994
Questar Corp.	41,720	2,257

		10,141

Financial Services—4.6%
Nasdaq Stock Market, Inc. (a)	50,350	2,492
ProLogis, REIT	29,390	1,863

		4,355

Healthcare—12.7%
Aetna, Inc.	25,740	1,486
Baxter International, Inc.	37,400	2,171
Charles River Laboratories International, Inc. (a)	21,910	1,442
Invitrogen Corp. (a)	26,670	2,491
Medco Health Solutions, Inc. (a)	21,740	2,205
Schering-Plough Corp.	77,520	2,065

		11,860

Machinery—2.7%
Deere & Co.	27,080	2,522

Materials & Processing—4.5%
Freeport-McMoRan
Copper & Gold, Inc.	16,850	1,726
Precision Castparts Corp.	17,690	2,454

		4,180

Multi-Media—1.8%
Walt Disney Co.	51,580	1,665

Technology—31.2%
Amazon.com, Inc. (a)	30,240	2,802
Apple, Inc. (a)	12,810	2,537
CA, Inc.	74,190	1,851
Cisco Systems, Inc. (a)	92,220	2,496
Corning, Inc.	93,660	2,247
eBay, Inc. (a)	69,700	2,313
EMC Corp. (a)	141,710	2,626
Emerson Electric Co.	47,740	2,705
Hewlett-Packard Co.	44,160	2,229

	Shares	Value (000s)

Intel Corp.	107,380	$2,863
Microsoft Corp.	87,470	3,114
Waters Corp. (a)	17,910	1,416

		29,199

Total Common Stock (cost—$84,577)		90,330

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,901; collateralized by Freddie Mac, 5.25% due 2/24/11, valued at $2,962 including accrued interest (cost—$2,900)	$2,900	2,900

Total Investments (cost—$87,477)—99.6%		93,230

Other assets less liabilities—0.4%		419

Net Assets—100.0%		$93,649

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.6%
Aerospace—3.8%
Alliant Techsystems, Inc. (c)(e)	166,510	$18,942
Goodrich Corp.	263,260	18,589
Rockwell Collins, Inc.	218,670	15,738

		53,269

Capital Goods—9.4%
Cummins, Inc. (e)	127,350	16,221
Fluor Corp.	127,070	18,517
Foster Wheeler Ltd. (c)	136,770	21,202
Harsco Corp.	290,780	18,630
Manitowoc Co., Inc.	357,400	17,452
SPX Corp.	204,180	21,000
Textron, Inc.	263,990	18,822

		131,844

Chemicals—4.3%
Celanese Corp.	467,660	19,791
FMC Corp.	337,770	18,426
Mosaic Co. (c)	235,140	22,183

		60,400

Consumer Discretionary—5.8%
GameStop Corp., Class A (c)(e)	331,180	20,570
Hasbro, Inc. (e)	591,520	15,131
Tiffany & Co. (e)	306,680	14,116
TJX Cos., Inc.	483,070	13,879
Yum! Brands, Inc.	453,360	17,350

		81,046

Consumer Services—3.7%
Apollo Group, Inc., Class A (c)	254,620	17,861
Owens-Illinois, Inc. (c)(e)	387,440	19,178
Quanta Services, Inc. (c)(e)	553,230	14,517

		51,556

Consumer Staples—6.3%
Bunge Ltd. (e)	165,080	19,217
Church & Dwight Co., Inc.	305,320	16,508
Molson Coors Brewing Co. (e)	345,700	17,845
Pepsi Bottling Group, Inc.	426,560	16,832
UST, Inc. (e)	318,680	17,464

		87,866

Energy—12.5%
Cameron International Corp. (c)(e)	358,700	17,264
First Solar, Inc. (c)	79,950	21,358
FMC Technologies, Inc. (c)	300,090	17,015
Frontier Oil Corp.	390,030	15,828
Hess Corp.	195,660	19,734
Mirant Corp. (c)(e)	335,050	13,060
National-Oilwell Varco, Inc. (c)	240,900	17,697
Noble Corp.	298,830	16,887
Noble Energy, Inc.	250,050	19,884
St. Mary Land & Exploration Co.	451,520	17,433

		176,160

Financial Services—8.6%
Affiliated Managers Group, Inc. (c)(e)	132,200	15,528
BlackRock, Inc.	88,470	19,180
Cigna Corp.	303,680	16,317
Janus Capital Group, Inc.	471,070	15,475
MF Global Ltd. (c)	571,220	17,976
Nasdaq Stock Market, Inc. (c)(e)	396,490	19,622
PartnerRe Ltd. (e)	203,600	16,803

		120,901

	Shares	Value (000s)

Healthcare—6.3%
Express Scripts, Inc. (c)	247,420	$18,062
Hologic, Inc. (c)(e)	254,560	17,473
Hospira, Inc. (c)	396,170	16,893
Invitrogen Corp. (c)(e)	179,340	16,752
Millennium Pharmaceuticals (c)	1,259,120	18,861

		88,041

Industrial—1.6%
AGCO Corp. (c)(e)	330,690	22,480

Insurance—3.4%
Arch Capital Group Ltd. (c)	226,860	15,959
Philadelphia Consolidated Holding Co. (c)	382,380	15,047
Unum Group	682,050	16,226

		47,232

Machinery—1.2%
Flowserve Corp.	174,300	16,768

Materials & Processing—2.2%
Lubrizol Corp.	235,930	12,778
Precision Castparts Corp.	129,010	17,894

		30,672

Retail—1.0%
BJ’s Wholesale Club, Inc. (c)	430,620	14,568

Technology—25.1%
Activision, Inc. (c)	781,060	24,081
Ametek, Inc.	355,840	16,667
Amphenol Corp., Class A	387,610	17,973
Applera Corp.-Applied Biosystems Group	477,130	16,184
Avnet, Inc. (c)	477,570	16,701
Ciena Corp. (c)(e)	377,770	12,886
Cognizant Technology Solutions Corp. (c)	441,700	14,991
Cypress Semiconductor Corp. (c)	588,950	22,104
Dolby Laboratories, Inc., Class A (c)	309,640	15,395
Energizer Holdings, Inc. (c)(e)	150,607	16,888
Expedia, Inc. (c)(e)	497,950	15,745
Factset Research Systems, Inc. (e)	236,210	13,157
McAfee, Inc. (c)	468,500	17,569
MEMC Electronic Materials, Inc. (c)	194,610	17,221
Mettler Toledo International, Inc. (c)	146,240	16,642
NCR Corp. (c)	628,280	15,770
NVIDIA Corp. (c)(e)	503,350	17,124
Thomas & Betts Corp. (c)(e)	330,070	16,187
Total System Services, Inc. (e)	588,140	16,468
Western Digital Corp. (c)	591,220	17,861
Xerox Corp.	1,003,440	16,246

		353,860

Telecommunications—2.2%
Juniper Networks, Inc. (c)(e)	523,430	17,378
NeuStar, Inc., Class A (c)(e)	495,330	14,206

		31,584

Utilities—1.2%
Energen Corp.	271,690	17,451

Total Common Stock (cost—$1,182,714)		1,385,698

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.6%
Collateral Invested for Securities on Loan (d)—19.2%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
5.243%	7,000	6,230
Bank of America N.A.,
4.58% due 1/2/08	4,000	4,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	45,000	45,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	3,000	3,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	38,000	38,000
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	45,000	45,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Morgan Stanley,
4.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	216	216
Svenska Handelsbanken,
3.25% due 1/2/08	5,000	5,000

		267,847

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $19,163; collateralized by Federal Home Loan Bank, 4.625% due 2/18/11, valued at $19,547 including accrued interest (cost—$19,159)	19,159	19,159

Total Short-Term Investments (cost—$290,752)		287,006

Total Investments (cost—$1,473,466)—119.2%		1,672,704

Liabilities in excess of other assets—(19.2%)		(269,427)

Net Assets—100.0%		$1,403,277

32	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $265,468; cash collateral of $273,009 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Schedule of Investments

NACM Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.0%
Capital Goods—3.5%
Cummins, Inc.	5,400	$688
Fluor Corp.	3,100	452

		1,140

Chemicals—2.6%
Celanese Corp., Ser. A	8,200	347
Monsanto Co.	4,500	503

		850

Consumer Discretionary—8.8%
CBS Corp., Class B	24,100	657
Darden Restaurants, Inc.	9,600	266
Dollar Tree Stores, Inc. (a)	9,400	244
GameStop Corp., Class A (a)	7,300	453
Gannett Co., Inc.	10,700	417
McDonald’s Corp.	7,000	412
Nike, Inc., Class B	6,600	424

		2,873

Consumer Staples—2.5%
Procter & Gamble Co.	4,790	351
Wal-Mart Stores, Inc.	9,800	466

		817

Electronics—0.9%
Tyco Electronics Ltd.	8,500	316

Energy—7.4%
Cameron International Corp. (a)	7,400	356
Frontier Oil Corp.	11,200	455
National-Oilwell Varco, Inc. (a)	12,500	918
Smith International, Inc.	2,400	177
Sunpower Corp., Class A (a)	1,100	144
Valero Energy Corp.	5,600	392

		2,442

Financial Services—3.8%
Capital One Financial Corp.	13,400	633
Fifth Third Bancorp.	23,900	601

		1,234

Healthcare—19.3%
Abbott Laboratories	18,400	1,033
Aetna, Inc.	13,400	774
Amgen, Inc. (a)	10,800	502
Forest Laboratories, Inc. (a)	15,400	561
Intuitive Surgical, Inc. (a)	900	292
Johnson & Johnson	7,200	480
McKesson Corp.	3,700	242
Medco Health Solutions, Inc. (a)	8,100	821
Merck & Co., Inc.	7,000	407
UnitedHealth Group, Inc.	12,300	716
Wyeth	11,000	486

		6,314

Industrial—3.9%
AGCO Corp. (a)	9,900	673
Lockheed Martin Corp.	4,300	453
Raytheon Co.	2,700	164

		1,290

Information Technology—0.7%
Seagate Technology, Inc.	8,600	219

Materials & Processing—4.5%
Freeport-McMoRan Copper & Gold, Inc.	7,300	748
Precision Castparts Corp.	5,200	721

		1,469

	Shares	Value (000s)

Multi-Media—1.0%
Echostar Communications Corp., Class A (a)	8,500	$321

Oil & Gas—0.5%
Transocean, Inc.	1,119	160

Technology—34.1%
Amazon.com, Inc. (a)	6,700	621
Apple, Inc. (a)	5,300	1,050
BMC Software, Inc. (a)	9,800	349
Broadcom Corp., Class A (a)	10,300	269
Ciena Corp. (a)	7,400	252
Cisco Systems, Inc. (a)	47,700	1,291
EMC Corp. (a)	17,400	323
Garmin Ltd.	5,600	543
Google, Inc., Class A (a)	700	484
Hewlett-Packard Co.	20,000	1,010
Intel Corp.	42,100	1,122
International Business Machines Corp.	7,000	757
MEMC Electronic Materials, Inc. (a)	6,500	575
Microsoft Corp.	46,300	1,648
Oracle Corp. (a)	24,400	551
Symantec Corp. (a)	19,200	310

		11,155

Telecommunications—2.9%
Juniper Networks, Inc. (a)	7,600	252
Verizon Communications, Inc.	16,100	704

		956

Utilities—1.6%
AES Corp. (a)	24,000	513

Total Common Stock (cost—$29,146)		32,069

	Principal Amount (000s)
Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $1,453; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $1,483 including accrued interest (cost—$1,453)	$1,453	1,453

Total Investments (cost—$30,599)—102.4%		33,522

Liabilities in excess of other assets—(2.4%)		(784)

Net Assets—100.0%		$32,738

Notes to Schedule of Investments:
(a) Non-income producing.

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—35.6%
Aerospace—1.6%
Boeing Co.	1,900	$166
L-3 Communications Holdings, Inc. (f)	2,000	212

		378

Automotive—0.8%
Johnson Controls, Inc. (f)	5,100	184

Capital Goods—1.9%
General Electric Co.	5,000	185
Textron, Inc. (f)	3,400	243

		428

Chemicals—1.1%
Monsanto Co. (f)	2,200	246

Consumer Discretionary—1.8%
McDonald’s Corp. (f)	3,700	218
McKesson Corp. (f)	3,000	196

		414

Consumer Products—0.9%
Procter & Gamble Co. (f)	2,800	205

Consumer Staples—0.9%
Coca-Cola Co. (f)	3,500	215

Diversified Manufacturing—0.7%
Terex Corp. (c)	2,500	164

Energy—1.9%
National-Oilwell Varco, Inc. (c)(f)	3,100	228
Valero Energy Corp. (f)	2,900	203

		431

Food & Beverage—0.9%
Molson Coors Brewing Co. (f)	4,200	217

Healthcare—5.4%
Abbott Laboratories (f)	3,800	214
Baxter International, Inc. (f)	3,600	209
Bristol-Myers Squibb Co.	7,100	188
Gilead Sciences, Inc. (c)(f)	4,700	216
Intuitive Surgical, Inc. (c)(f)	650	211
Merck & Co., Inc. (f)	3,600	209

		1,247

Industrial—0.9%
AGCO Corp. (c)(f)	3,200	217

Insurance—1.7%
Cigna Corp. (f)	4,000	215
Prudential Financial, Inc. (f)	1,900	177

		392

Machinery—1.0%
Deere & Co. (f)	2,400	223

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (f)	2,100	215

Oil & Gas—2.0%
Diamond Offshore Drilling, Inc. (f)	1,700	242
Schlumberger Ltd. (f)	2,300	226

		468

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (c)(f)	2,200	223

Retail—0.7%
Target Corp.	3,000	150

	Shares	Value (000s)

Semi-conductors—0.9%
Intel Corp. (f)	8,200	$219

Technology—4.2%
EMC Corp. (c)(f)	8,700	161
International Business Machines Corp. (f)	1,700	184
Microsoft Corp. (f)	6,000	214
Oracle Corp. (c)(f)	9,500	214
Texas Instruments, Inc.	5,600	187

		960

Telecommunications—3.5%
Harris Corp. (f)	3,400	213
Juniper Networks, Inc. (c)(f)	6,100	203
QUALCOMM, Inc. (f)	4,500	177
Verizon Communications, Inc. (f)	4,700	205

		798

Utilities—0.9%
Constellation Energy Group, Inc. (f)	2,100	215

Total Common Stock (cost—$8,259)		8,209

CONVERTIBLE PREFERRED STOCK—24.7%
Automotive—0.7%
General Motors Corp., Ser. C
6.25%, 7/15/33	7,875	154

Consumer Discretionary—1.3%
Stanley Works, FRN (c)
6.53%, 5/17/12	160	144
United Rentals Trust I
6.50%, 8/1/28	3,550	150

		294

Consumer Staples—1.0%
Bunge Ltd. (b),
4.875%, 12/1/11	1,650	234

Financial Services—12.2%
Citigroup Funding, Inc., Ser. GNW, 20.00%, 9/27/08 (Genworth Financial, Inc.) (e)	5,500	138
Eksportfinans ASA, Ser. TWX 13.00%, 11/1/08 (Time Warner, Inc.) (e)	10,600	176
Goldman Sachs Group, Inc., Ser. CSCO 9.75%, 12/19/08 (Cisco Systems, Inc.) (e)	7,450	204
Goldman Sachs Group, Inc., Ser. DISH 20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	131
Lazard Ltd.
6.625%, 5/15/08	4,600	160
Lehman Brothers Holdings, Inc., Ser. GIS 6.00%, 10/12/10 (General Mills, Inc.) (e)	7,700	190
Lehman Brothers Holdings, Inc., Ser. HPQ 20.00%, 2/24/08 (Hewlett Packard Co.) (e)	4,120	173
Lehman Brothers Holdings, Inc., Ser. UTX 8.50%, 8/25/08 (United Technologies Corp.) (e)	2,500	181
Morgan Stanley, Ser. DIS 20.00%, 3/24/08 (Walt Disney Co.) (e)	4,750	134

	Shares	Value (000s)

Morgan Stanley, Ser. GOOG
20.00%, 3/08/08, (Google, Inc.) (e)	370	$171
Morgan Stanley, Ser. T
20.00%, 1/31/08, (AT&T, Inc.) (e)	4,650	161
Platinum Underwriters Holdings Ltd., Ser. A
6.00%, 2/15/08	5,400	174
Svensk Exportkredit AB, Ser. TEVA ADR 10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd.) (e)	4,400	198
Svensk Exportkredit AB, Ser. XOM 12.50%, 12/12/08 (Exxon Mobil Corp.) (e)	2,000	182
Vale Capital Ltd, Ser. RIO 5.50%, 6/15/10 (Companhia Vale do Rio Doce) (e)	3,500	224
Washington Mutual, Inc., Ser. R,
7.75%, 12/18/12	30	26
Wells Fargo & Co., Ser. AAPL 8.00%, 6/01/08 (Apple, Inc.) (e)	1,500	202

		2,825

Hotels/Gaming—0.6%
Felcor Lodging Trust, Inc., Ser. A (c), 1.95%, 12/29/49	6,800	140

Industrial—1.5%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	140
Owens-Illinois, Inc.,
4.75%, 1/28/08	4,200	210

		350

Insurance—2.5%
Fortis Insurance NV (a),
6.375%, 8/15/08	160,000	265
Metlife, Inc.,
6.375%, 8/15/08	5,775	178
XL Capital Ltd.
7.75%, 1/26/08	6,800	129

		572

Oil & Gas—0.9%
Chesapeake Energy Corp. (b),
5.00%, 11/15/10	1,650	195

Pharmaceuticals—0.7%
Schering-Plough Corp.
6.00%, 8/13/10	700	170

Telecommunications—0.8%
Crown Castle International Corp.
6.25%, 8/15/12	3,150	192

Utilities—2.5%
AES Trust III
6.75%, 10/15/29	3,925	183
Entergy Corp.
7.625%, 2/17/09	2,850	204
NRG Energy, Inc.
5.75%, 3/16/09	485	182

		569

Total Convertible Preferred Stock (cost—$5,861)		5,695

12.31.07	Allianz Funds Semiannual Report	35

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES—25.5%
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	$200

Automotive—1.8%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	163
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	182
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	74

			419

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	174

Electronics—0.8%
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	198

Financial Services—0.8%
KAR Holdings, Inc. (a),
8.75%, 5/1/14	B3/CCC	200	185

Healthcare & Hospitals—1.9%
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	200	211
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	200
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			436

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/B+	200	204

Metals & Mining—0.9%
Steel Dynamics, Inc. (a),
7.375%, 11/1/12	Ba2/BB+	200	202

Multi-Media—0.9%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	205

Oil & Gas—3.2%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/B	200	194
Copano Energy LLC,
8.125%, 3/1/16	B2/B+	200	202
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B-	100	93
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/B+	250	256

			745

Printing/Publishing—1.6%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	200	179
Idearc, Inc.,
8.00%, 11/15/16	B2/B+	200	185

			364

Retail—4.9%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba3/B+	150	183

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	B3/CCC+	$200	$152
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	191
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	209
Rite Aid Corp.,
7.50%, 3/1/17	B3/BB-	200	177
Star Gas Partners L.P., Ser. B,
10.25%, 2/15/13	Caa3/CCC	200	209

			1,121

Technology—0.8%
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	176

Telecommunications—4.5%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	196
Cricket Communications, Inc.,
9.375%, 11/1/14	Caa1/CCC	200	188
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	254
Millicom International Cellular S.A.,
10.00%, 12/1/13	B2/B+	200	214
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	200

			1,052

Utilities—0.9%
PSE&G Energy Holdings LLC,
10.00%, 10/1/09	Ba3/BB-	200	212

Total Corporate Bonds & Notes (cost—$6,038)			5,893

CONVERTIBLE BONDS—4.8%
Automotive—0.7%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	150	150

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B2/B-	200	207

Technology—1.7%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	198
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	197

			395

Telecommunications—0.7%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	190	170

Utilities—0.8%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	184

Total Convertible Bonds (cost—$1,332)			1,106

U.S. TREASURY BILLS—4.5%
U.S. Treasury Bonds & Notes, 12.00%, 8/15/13 (cost—$1,053)		1,000	1,052

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—4.3%
Convertible Bonds—1.2%
Oil & Gas—0.9%
Devon Energy Corp.,
4.95%, 8/15/08	Baa2/BBB	$125	$219

Telecommunications—0.3%
Nortel Networks Corp.,
4.25%, 9/1/08	B3/B-	64	63

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $711; collateralized by Fannie Mae, 6.06% due 6/6/17, valued at $729 including accrued interest (cost—$711)	711	711

Total Short-Term Investments (cost—$950)		993

Total Investments before options written (cost—$23,493)—99.4%		22,948

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE) strike price $60, expires 2/16/08	25	(1)
AGCO Corp. (CBOE) strike price $75, expires 1/19/08	25	(2)
Baxter International, Inc. (CBOE) strike price $60, expires 2/16/08	20	(3)
Cigna Corp. (CBOE) strike price $56.625, expires 1/19/08	30	(1)
Coca-Cola Bottling Co. United, Inc. (CBOE) strike price $65, expires 2/16/08	25	(1)
Constellation Energy Group, Inc. (CBOE) strike price $105, expires 1/19/08	15	(2)
Deere & Co. (CBOE) strike price $100, expires 2/16/08	15	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $145, expires 1/19/08	10	(4)
EMC Corp. (CBOE) strike price $20, expires 1/19/08	60	(1)
Freeport-McMoran Copper & Gold, Inc. (CBOE) strike price $115, expires 2/16/08	15	(4)
Gilead Sciences, Inc. (CBOE) strike price $47.50, expires 2/16/08	30	(5)
Harris Corp. (CBOE) strike price $65, expires 2/16/08	25	(5)
Intel Corp. (CBOE) strike price $27.50, expires 1/19/08	55	(3)

36	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)
International Business Machines Corp. (CBOE) strike price $120, expires 2/16/08	10	$(1)
Intuitive Surgical, Inc. (CBOE) strike price $390, expires 1/19/08	5	— (d)
Johnson Controls, Inc. (CBOE) strike price $40, expires 1/19/08	35	— (d)
Juniper Networks, Inc. (CBOE) strike price $37.50, expires 1/19/08	45	(1)
L-3 Communications Holdings, Inc. (CBOE) strike price $110, expires 1/19/08	15	(1)
McDonald’s Corp. (CBOE) strike price $65, expires 3/22/08	25	(2)
McKesson Corp. (CBOE) strike price $67.50, expires 2/16/08	20	(4)
Medco Health Solutions, Inc. (CBOE) strike price $100, expires 1/19/08	15	(5)
Merck & Co., Inc. (CBOE) strike price $62.50, expires 1/19/08	25	— (d)
Microsoft Corp. (CBOE) strike price $37.50, expires 2/16/08	40	(3)
Molson Coors Brewing Co. (CBOE) strike price $55, expires 1/19/08	30	(1)
Monsanto Co. (CBOE) strike price $110, expires 1/19/08	15	(9)
National Oilwell Varco, Inc. (CBOE) strike price $80, expires 2/16/08	20	(5)
Oracle Corp. (CBOE) strike price $22.50, expires 1/19/08	65	(4)
Prudential Financial, Inc. (CBOE) strike price $105, expires 2/16/08	15	(1)
Qualcomm, Inc. (CBOE) strike price $45, expires 2/16/08	30	(1)
Schlumberger Ltd. (CBOE) strike price $100, expires 2/16/08	15	(6)
Textron, Inc. (CBOE) strike price $72.50, expires 1/19/08	25	(4)
Procter & Gamble Co. (CBOE) strike price $75, expires 1/19/08	20	(1)
Valero Energy Corp. (CBOE) strike price $75, expires 3/22/08	20	(5)
Verizon Communications, Inc. (CBOE) strike price $45, expires 1/19/08	30	(1)

Total Options Written (premiums received—$120)		(91)

Total Investments net of options written (cost—$23,374)—99.0%		22,857

Value (000s)

Other assets less other liabilities—1.0%	$222

Net Assets—100.0%	$23,079

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Maturity date shown is date of next call. The interest rate disclosed reflects the rate in effect on December 31, 2007.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is indentified in the parenthetical.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
NR—Not Rated

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.4%
Aerospace—3.1%
Rockwell Collins, Inc.	6,900	$496
Spirit Aerosystems Holdings, Inc., Class A (a)	8,400	290

		786

Automotive—1.6%
Oshkosh Truck Corp.	8,300	392

Capital Goods—5.5%
Cummins, Inc.	4,200	535
Foster Wheeler Ltd. (a)	1,900	295
Goodyear Tire & Rubber Co. (a)	6,700	189
Ingersoll-Rand Co., Ltd.	7,600	353

		1,372

Chemicals—5.6%
Celanese Corp., Ser. A	10,500	444
Eastman Chemical Co.	2,400	147
Lubrizol Corp.	6,300	341
Terra Industries, Inc. (a)	9,500	454

		1,386

Commercial Services—3.0%
Hewitt Associates, Inc., Class A (a)	10,000	383
Rollins, Inc.	18,650	358

		741

Consumer Discretionary—4.2%
Dollar Tree Stores, Inc. (a)	8,100	210
GameStop Corp., Class A (a)	4,900	304
Nike, Inc., Class B	2,200	141
Thor Industries, Inc.	5,600	213
Whirlpool Corp.	2,200	180

		1,048

Consumer Services—1.9%
Apollo Group, Inc., Class A (a)	3,300	231
Ball Corp.	5,500	248

		479

Consumer Staples—0.5%
Church & Dwight Co., Inc.	2,200	119

Drugs & Medical Products—1.3%
Forest Laboratories, Inc. (a)	9,200	335

Electronics—2.8%
Avnet, Inc. (a)	10,600	371
Thomas & Betts Corp. (a)	6,500	319

		690

Energy—9.2%
Continental Resources, Inc. (a)	18,700	489
Dresser-Rand Group, Inc. (a)	9,100	355
El Paso Corp.	24,500	423
First Solar, Inc. (a)	1,200	321
National-Oilwell Varco, Inc. (a)	5,000	367
Peabody Energy Corp.	5,600	345

		2,300

Environmental Services—2.3%
Republic Services, Inc.	7,900	247
Waste Management, Inc.	10,000	327

		574

Financial Services—5.2%
Fifth Third Bancorp.	13,000	327
IntercontinentalExchange, Inc. (a)	800	154
Jones Lang LaSalle, Inc.	3,500	249
ProLogis, REIT	4,400	279
WR Berkley Corp.	9,575	285

		1,294

	Shares	Value (000s)

Food—0.5%
Tyson Foods, Inc.	8,300	$127

Healthcare—8.1%
DaVita, Inc. (a)	2,100	118
Health Net, Inc. (a)	8,900	430
Hologic, Inc. (a)	2,100	144
Humana, Inc. (a)	2,800	211
Intuitive Surgical, Inc. (a)	1,400	454
Onyx Pharmaceuticals, Inc. (a)	4,400	245
Sepracor, Inc. (a)	9,900	260
Zimmer Holdings, Inc. (a)	2,400	159

		2,021

Hotels/Gaming—1.0%
Wynn Resorts Ltd.	2,300	258

Industrial—6.0%
AGCO Corp. (a)	5,800	394
Dover Corp.	7,900	364
L-3 Communications Holdings, Inc.	4,500	477
Teleflex, Inc.	4,200	265

		1,500

Machinery—1.1%
Snap-On, Inc.	5,600	270

Materials & Processing—4.9%
AK Steel Holding Corp. (a)	9,400	435
Allegheny Technologies, Inc.	3,400	294
Precision Castparts Corp.	2,100	291
Sherwin-Williams Co.	3,300	191

		1,211

Oil & Gas—8.3%
Atwood Oceanics, Inc. (a)	4,600	461
Diamond Offshore Drilling, Inc.	3,500	497
ENSCO International, Inc.	7,600	453
Patterson-UTI Energy, Inc.	11,100	217
Pride International, Inc. (a)	5,600	190
Unit Corp. (a)	5,600	259

		2,077

Restaurants—2.1%
CBRL Group, Inc.	7,000	227
Wendy’s International, Inc.	11,400	294

		521

Semi-conductors—5.8%
Analog Devices, Inc.	7,700	244
Broadcom Corp., Class A (a)	7,600	198
Integrated Device Technology, Inc. (a)	11,200	127
Intersil Corp.	5,600	137
MEMC Electronic Materials, Inc. (a)	5,400	478
NVIDIA Corp. (a)	7,400	252

		1,436

Technology—11.8%
Akamai Technologies, Inc. (a)	3,900	135
Autodesk, Inc. (a)	6,600	329
Belden, Inc.	3,200	143
Compuware Corp. (a)	19,100	170
Dun & Bradstreet Corp.	4,200	372
Electronic Arts, Inc. (a)	2,300	134
Expedia, Inc. (a)	6,200	196
Garmin Ltd.	1,900	184
Hubbell, Inc.	4,800	248
Juniper Networks, Inc. (a)	7,500	249
MasterCard, Inc.	800	172
Mettler Toledo International, Inc. (a)	3,500	398

	Shares	Value (000s)

Network Appliance, Inc. (a)	9,100	$227

		2,957

Telecommunications—0.9%
ADC Telecommunications, Inc. (a)	13,700	213

Transportation—0.4%
AMR Corp. (a)	7,900	111

Wholesale—1.3%
Genuine Parts, Co.	7,000	324

Total Common Stock (cost—$23,000)		24,542

	Principal Amount (000s)
Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $412; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $412 including accrued interest (cost—$412)	$412	412

Total Investments (cost—$23,412)—100.0%		24,954

Liabilities in excess of other assets—0.0%		(10)

Net Assets—100.0%		$24,944

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.0%
Consumer Discretionary—9.2%
Carnival Corp., UNIT	21,200	$943
Gannett Co., Inc.	24,200	944
Harley-Davidson, Inc. (b)	20,600	962
Leggett & Platt, Inc.	53,000	925

		3,774

Consumer Staples—4.6%
Corn Products International, Inc.	25,700	944
Kimberly-Clark Corp.	13,800	957

		1,901

Energy—12.7%
Chevron Corp.	10,100	943
Cimarex Energy Co.	23,000	978
ConocoPhillips	11,000	971
Energy Coal Resources, Inc. (a)(e)	26,000	434
Tesoro Corp.	20,100	959
Tidewater, Inc. (b)	17,100	938

		5,223

Financial Services—25.2%
Allstate Corp.	18,500	966
Bank of America Corp.	22,600	932
Citigroup, Inc.	30,700	904
Comerica, Inc.	21,600	940
Hospitality Properties Trust, REIT	28,200	909
Key Corp.	42,000	985
Lincoln National Corp.	16,400	955
Nationwide Financial Services	20,700	932
Regions Financial Corp. (b)	39,300	929
Reinsurance Group of America, Inc.	18,300	960
RenaissanceRe Holdings Ltd.	15,500	934
Washington Mutual, Inc. (b)	500	7

		10,353

Healthcare—8.9%
Biovail Corp.	73,200	985
GlaxoSmithKline PLC ADR (b)	18,900	953
Omnicare, Inc.	33,300	760
Pfizer, Inc.	41,500	943

		3,641

Industrial—13.8%
3M Co.	11,000	927
General Electric Co.	25,700	953
Masco Corp. (b)	44,200	955
RR Donnelley & Sons Co.	25,300	955
Skywest, Inc.	35,300	948
Werner Enterprises, Inc. (b)	55,500	945

		5,683

Information Technology—2.3%
Seagate Technology, Inc.	37,600	959

Materials—6.9%
Alcoa, Inc.	26,600	972
Dow Chemical Co.	23,000	907
Freeport-McMoRan Copper & Gold Inc., Class B	9,200	942

		2,821

Telecommunications—2.3%
Windstream Corp.	73,800	961

Utilities—7.1%
Atmos Energy Corp.	33,300	934
Nisource, Inc.	51,200	967
UGI Corp.	36,400	992

		2,893

Total Common Stock (cost—$42,375)		38,209

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—20.2%
Collateral Invested for Securities on Loan (c)—11.8%
Allianz Dresdner Daily Asset Fund (d)	3,517,236	$3,517

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,310	1,310

		4,827

Repurchase Agreement—8.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,438; collateralized by Fannie Mae 3.25%, due 2/15/09, valued at $3,507 including accrued interest (cost—$3,437)	3,437	3,437

Total Short-Term Investments (cost—$8,264)		8,264

Total Investments (cost—$50,639)—113.2%		46,473

Liabilities in excess of other assets—(13.2)%		(5,402)

Net Assets—100.0%		$41,071

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,621; cash collateral of $4,827 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Consumer Discretionary—11.5%
Black & Decker Corp. (d)	2,030,600	$141,431
CBS Corp., Class B (d)	5,000,000	136,250
Gannett Co., Inc. (d)	4,400,000	171,600
Home Depot, Inc.	5,896,100	158,841
Mattel, Inc. (d)	8,500,000	161,840
V.F. Corp. (d)	1,498,800	102,908
Whirlpool Corp. (d)	1,491,900	121,784

		994,654

Consumer Staples—13.1%
Altria Group, Inc.	3,000,000	226,740
Anheuser-Busch Cos., Inc.	3,500,000	183,190
Coca-Cola Co.	2,500,000	153,425
Kimberly-Clark Corp.	2,400,000	166,416
Kraft Foods, Inc., Class A	6,300,000	205,569
Reynolds American, Inc. (d)	2,900,000	191,284

		1,126,624

Energy—19.2%
Anadarko Petroleum Corp.	2,344,300	153,997
Chevron Corp.	2,423,400	226,176
ConocoPhillips	2,500,000	220,750
Diamond Offshore Drilling, Inc. (d)	572,700	81,323
Halliburton Co.	294,200	11,215
Marathon Oil Corp.	4,300,000	262,716
Occidental Petroleum Corp.	3,400,000	262,784
Petroleo Brasileiro S.A. ADR	924,700	106,563
Royal Dutch Shell PLC ADR (d)	2,121,900	178,664
Total S.A. ADR	1,373,000	113,410
Transocean, Inc.	286,200	40,969

		1,658,567

Financial Services—16.8%
Allstate Corp.	4,000,000	208,920
Bank of America Corp.	4,000,000	165,040
Duke Realty Corp., REIT (d)	500,000	13,040
JPMorgan Chase & Co.	3,000,000	130,950
Key Corp.	4,000,000	93,800
Lincoln National Corp.	2,800,000	163,016
Merrill Lynch & Co., Inc. (d)	2,500,000	134,200
Regions Financial Corp. (d)	8,500,000	201,025
Travelers Cos., Inc.	3,500,000	188,300
Wachovia Corp.	3,800,000	144,514
Washington Mutual, Inc.	147,200	2,003

		1,444,808

Healthcare—10.4%
GlaxoSmithKline PLC ADR (d)	7,500,000	377,925
Pfizer, Inc.	16,000,000	363,680
Wyeth	3,611,000	159,570

		901,175

Industrial—6.0%
Caterpillar, Inc.	2,360,700	171,292
Norfolk Southern Corp.	4,000,000	201,760
RR Donnelley & Sons Co.	3,700,000	139,638

		512,690

Information Technology—3.1%
Seagate Technology, Inc. (d)	10,500,000	267,750

	Shares	Value (000s)

Materials & Processing—5.8%
Alcoa, Inc.	5,500,000	$201,025
Dow Chemical Co.	7,500,000	295,650

		496,675

Telecommunications—6.0%
AT&T, Inc.	4,000,000	166,240
Verizon Communications, Inc.	3,800,000	166,022
Windstream Corp.	14,000,000	182,280

		514,542

Utilities—4.6%
Ameren Corp. (d)	3,330,600	180,552
Sempra Energy	3,500,000	216,580

		397,132

Total Common Stock (cost—$8,191,081)		8,314,617

SHORT-TERM INVESTMENTS—7.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.3%
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	$45,000	45,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	40,000	35,600
4.56%	20,000	17,800
4.57%	10,000	8,900
4.572%	10,000	8,900
4.581%	10,000	8,900
4.865%	25,000	22,250
5.243%	25,000	22,250
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	30,000	30,001
Cheyne Capital LLC (a)(b)(e)(f)(g)(h),
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.589% due 5/9/08, FRN	12,000	12,002
Dorada Finance, Inc., FRN (a)(e)(g),
4.839% due 4/25/08	7,000	7,500
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	15,000	14,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2 (a),
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	8,000	8,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
K2, Inc., FRN (a)(e)(g),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC, FRN (a)(e)(g),
5.199% due 4/1/08	5,000	5,000
5.205% due 4/1/08	9,000	9,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(g)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$11,688	$11,688
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(e)(g)	30,000	30,003
Suntrust Bank,
1.00% due 1/2/08	4,676	4,676

		372,868

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $229,177; collateralized by Federal Home Loan Bank, 4.375%-4.625% due 10/22/10-2/18/11, valued at $134,778 including accrued interest; and Freddie Mac, 4.125%-5.25% due 10/18/10-2/24/11, valued at $98,936 including accrued interest (cost—$229,127)	229,127	229,127

Total Short-Term Investments (cost—$617,645)		601,995

Total Investments (cost—$8,808,726)—103.5%		8,916,612

Liabilities in excess of other assets—(3.5)%		(305,579)

Net Assets—100.0%		$8,611,033

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $378,631; cash collateral of $389,368 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—12.4%
Carnival Corp., UNIT	457,000	$20,332
CBS Corp. (a)	771,600	21,026
Fortune Brands, Inc.	137,200	9,928
Gannett Co., Inc.	532,700	20,775
General Motors Corp. (a)	489,000	12,171
Harley-Davidson, Inc. (a)	114,600	5,353
Home Depot, Inc.	351,300	9,464
Johnson Controls, Inc.	272,800	9,832
Macy's, Inc.	221,400	5,728
McDonald's Corp.	82,800	4,878
Paccar, Inc.	208,099	11,337

		130,824

Consumer Staples—7.2%
Altria Group, Inc.	281,900	21,306
Anheuser-Busch Cos., Inc.	197,400	10,332
Archer-Daniels-Midland Co.	513,000	23,818
Kimberly-Clark Corp.	299,900	20,795

		76,251

Energy—15.9%
Apache Corp.	313,400	33,703
ConocoPhillips	379,000	33,466
Diamond Offshore Drilling, Inc.	68,400	9,713
Halliburton Co.	530,500	20,111
Marathon Oil Corp.	536,700	32,664
Transocean, Inc.	34,082	4,879
Valero Energy Corp.	471,100	32,991

		167,527

Financial Services—22.5%
Allstate Corp.	730,700	38,165
Bank of America Corp.	650,800	26,852
Citigroup, Inc.	862,800	25,401
MetLife, Inc.	450,400	27,754
Morgan Stanley	375,500	19,943
ProLogis, REIT (a)	143,900	9,120
Regions Financial Corp. (a)	1,132,700	26,788
Simon Property Group, Inc., REIT	98,000	8,512
Travelers Cos., Inc.	527,800	28,396
Wachovia Corp. (a)	700,000	26,621
Washington Mutual, Inc.	13,700	186

		237,738

Healthcare—7.8%
Cigna Corp.	382,300	20,541
Johnson & Johnson	309,400	20,637
Merck & Co., Inc.	367,200	21,338
Pfizer, Inc.	874,100	19,868

		82,384

Industrial—7.5%
3M Co.	122,100	10,295
Burlington Northern Santa Fe Corp.	121,800	10,137
Caterpillar, Inc.	265,800	19,286
General Electric Co.	279,300	10,354
Masco Corp. (a)	448,200	9,686
Northrop Grumman Corp.	254,400	20,006

		79,764

Information Technology—1.9%
Hewlett-Packard Co.	199,800	10,086
Xerox Corp.	582,000	9,423

		19,509

	Shares	Value (000s)

Materials & Processing—9.8%
Alcoa, Inc.	576,500	$21,071
Dow Chemical Co.	736,000	29,013
Freeport-McMoRan Copper & Gold, Inc.	211,814	21,698
International Paper Co.	308,200	9,980
Nucor Corp.	189,000	11,193
PPG Industries, Inc. (a)	149,000	10,464

		103,419

Telecommunications—6.0%
AT&T, Inc.	787,700	32,737
Verizon Communications, Inc.	697,700	30,482

		63,219

Utilities—2.9%
Dominion Resources, Inc.	226,000	10,723
Edison International	364,600	19,459

		30,182

Total Common Stock (cost—$993,425)		990,817

SHORT-TERM INVESTMENTS—11.5%
Collateral Invested for Securities on Loan (b)—6.6%
Allianz Dresdner Daily Asset Fund (c)	59,340,307	59,340

	Principal Amount (000s)
Rabobank,
2.50% due 1/2/08	$10,559	10,560

		69,900

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $50,943; collateralized by Freddie Mac, 4.125%-6.875% due 9/15/10-10/18/10, valued at $51,955 including accrued interest (cost—$50,932)	$50,932	$50,932

Total Short-Term Investments (cost—$120,832)		120,832

Total Investments (cost—$1,114,257)—105.4%		1,111,649

Liabilities in excess of other assets—(5.4)%		(56,638)

Net Assets—100.0%		$1,055,011

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $67,347; cash collateral of $69,900 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—14.0%
Black & Decker Corp.	4,000	$279
Gannett Co., Inc.	7,600	296
Harley-Davidson, Inc.	6,500	304
Leggett & Platt, Inc.	15,500	270
Limited Brands, Inc.	13,900	263
Mattel, Inc.	14,800	282

		1,694

Consumer Staples—7.2%
Corn Products International, Inc.	7,800	287
Reynolds American, Inc.	4,600	303
SUPERVALU, Inc.	7,700	289

		879

Energy—10.0%
Chesapeake Energy Corp.	8,300	325
Cimarex Energy Co.	7,100	302
Hess Corp.	3,000	303
Tesoro Corp.	5,900	281

		1,211

Financial Services—24.5%
Associated Banc-Corp.	11,400	309
Comerica, Inc.	6,700	292
Hospitality Properties Trust, REIT	8,700	280
Key Corp.	11,000	258
Lincoln National Corp.	5,100	297
Mercury General Corp.	5,900	294
Nationwide Financial Services	6,500	292
Protective Life Corp.	7,500	308
Reinsurance Group of America, Inc.	5,900	310
RenaissanceRe Holdings Ltd.	5,500	331

		2,971

Healthcare—3.4%
Biovail Corp.	19,800	267
Omnicare, Inc.	6,200	141

		408

Industrial—17.7%
Avery Dennison Corp.	6,100	324
Ingersoll-Rand Co., Ltd., Class A	6,000	279
L-3 Communications Holdings, Inc.	2,800	297
Masco Corp.	14,300	309
Parker Hannifin Corp.	3,950	297
RR Donnelley & Sons Co.	8,400	317
Ryder System, Inc.	6,700	315

		2,138

Information Technology—5.0%
Jabil Circuit, Inc.	19,700	301
Seagate Technology, Inc.	12,000	306

		607

	Shares	Value (000s)

Materials & Processing—5.1%
PPG Industries, Inc.	4,600	$323
Teck Cominco Ltd., Class B	8,100	289

		612

Telecommunications—2.6%
Windstream Corp.	24,100	314

Utilities—7.8%
Atmos Energy Corp.	10,800	303
Nisource, Inc.	17,100	323
SCANA Corp.	7,600	320

		946

Total Common Stock (cost—$13,234)		11,780

	Principal Amount (000s)
Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $549; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $561 including accrued interest (cost—$549)	$549	549

Total Investments (cost—$13,783)—101.9%		12,329

Liabilities in excess of other assets—(1.9)%		(224)

Net Assets—100.0%		$12,105

Glossary:
REIT—Real Estate Investment Trust

42	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—6.4%
ArvinMeritor, Inc. (e)	2,373,000	$27,835
Belo Corp. (e)	2,135,400	37,241
Brown Shoe Co., Inc.	666,750	10,115
Cato Corp., Class A (e)	1,445,500	22,637
CKE Restaurants, Inc. (e)	850,000	11,220
Dover Downs Gaming &
Entertainment, Inc. (e)	540,600	6,082
Ethan Allen Interiors, Inc. (e)	1,399,200	39,877
Kellwood Co. (e)	788,700	13,124
Lancaster Colony Corp.	710,000	28,187
Sonic Automotive, Inc., Class A (e)	1,728,400	33,462
Thor Industries, Inc. (e)	1,184,400	45,019

		274,799

Consumer Staples—6.6%
Corn Products International, Inc.	1,288,000	47,334
JM Smucker Co.	916,500	47,145
Loews Corp. - Carolina Group	489,000	41,712
PepsiAmericas, Inc. (e)	1,285,200	42,823
Pilgrim's Pride Corp. (e)	1,665,900	48,228
Universal Corp. (e)	931,500	47,711
Zep, Inc. (c)	422,000	5,853

		280,806

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,413,400	62,826
Buckeye Partners L.P. (e)	915,000	45,210
Cabot Oil & Gas Corp. (e)	1,500,000	60,555
Cimarex Energy Co.	1,231,900	52,393
Frontier Oil Corp.	915,300	37,143
Holly Corp.	840,100	42,753
Lufkin Industries, Inc.	530,600	30,398
Magellan Midstream Partners L.P. (e)	1,234,000	53,506
NuStar Energy L.P. (e)	395,000	21,053
St. Mary Land & Exploration Co.	1,492,000	57,606
Suburban Propane Partners L.P. (e)	379,100	15,384
TC Pipelines L.P.	242,300	8,771
Tidewater, Inc. (e)	845,000	46,357
Tsakos Energy Navigation Ltd.	421,200	15,597
Western Refining, Inc. (e)	685,000	16,584

		566,136

Financial Services—18.5%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	22,666
Amcore Financial, Inc.	177,200	4,022
American Equity Investment Life Holding Co. (e)	1,463,300	12,131
American Financial Group, Inc. (e)	1,538,000	44,417
Asta Funding, Inc. (e)	140,200	3,707
BancorpSouth, Inc.	1,155,000	27,270
Bank of Hawaii Corp. (e)	898,900	45,970
CBL & Associates Properties, Inc., REIT	1,315,000	31,442
Cullen/Frost Bankers, Inc.	914,300	47,519
Delphi Financial Group, Inc., Class A (e)	1,094,500	38,614
Equity One, Inc., REIT (e)	1,700,800	39,169
First Industrial Realty Trust, Inc., REIT (e)	1,197,000	41,416
FirstMerit Corp. (e)	414,900	8,302
Frontier Financial Corp. (e)	676,400	12,561
Fulton Financial Corp. (e)	600,500	6,738
Healthcare Realty Trust, Inc., REIT (e)	1,695,000	44,237

	Shares	Value (000s)

Hilb Rogal & Hobbs Co. (e)	1,019,500	$41,361
HRPT Properties Trust, REIT (e)	4,617,000	35,689
Infinity Property & Casualty Corp. (e)	335,500	12,122
Jefferies Group, Inc.	1,749,400	40,324
Kingsway Financial Services, Inc. (e)	677,100	8,139
Midland Co.	90,500	5,854
National Penn Bancshares, Inc. (e)	883,739	13,380
Nationwide Health Properties, Inc., REIT (e)	1,415,000	45,589
Old National Bancorp (e)	832,200	12,450
Potlatch Corp., REIT (e)	976,938	43,415
Provident Bankshares Corp. (e)	1,118,000	23,914
RLI Corp. (e)	296,800	16,855
Susquehanna Bancshares, Inc. (e)	969,500	17,878
Washington Federal, Inc.	1,695,000	35,781
Whitney Holding Corp. (e)	631,000	16,501

		799,433

Healthcare—4.0%
Hillenbrand Industries, Inc.	798,000	44,473
Invacare Corp. (e)	1,200,000	30,240
Owens & Minor, Inc. (e)	1,145,800	48,616
West Pharmaceutical Services, Inc. (e)	1,200,100	48,712

		172,041

Industrial—21.0%
Acuity Brands, Inc. (e)	889,000	40,005
Albany International Corp., Class A (e)	1,001,500	37,156
Applied Industrial Tech, Inc.	247,000	7,168
Arkansas Best Corp. (e)	1,176,100	25,804
Barnes Group, Inc. (e)	1,576,500	52,639
Briggs & Stratton Corp.	334,800	7,587
Crane Co.	1,206,000	51,737
DRS Technologies, Inc. (e)	990,800	53,771
DryShips, Inc. (e)	241,300	18,677
Ennis, Inc.	247,300	4,451
Excel Maritime Carriers Ltd. (e)	374,900	15,067
Genco Shipping & Trading Ltd. (e)	464,700	25,447
General Maritime Corp. (e)	1,556,200	38,049
Harsco Corp.	932,000	59,713
Heidrick & Struggles International, Inc.	971,800	36,063
Kennametal, Inc.	1,487,800	56,328
Lennox International, Inc. (e)	1,208,800	50,069
Lincoln Electric Holdings, Inc. (e)	808,000	57,513
Mueller Industries, Inc.	1,227,000	35,571
Quintana Maritime Ltd.	591,300	13,588
Regal-Beloit Corp. (e)	975,500	43,849
Schawk, Inc. (e)	576,900	8,954
Simpson Manufacturing Co., Inc. (e)	1,285,200	34,173
Skywest, Inc.	1,455,100	39,069
Universal Forest Products, Inc. (e)	529,200	15,590
Werner Enterprises, Inc. (e)	2,384,400	40,606
World Fuel Services Corp.	1,105,500	32,093

		900,737

Information Technology—1.4%
Himax Technologies, Inc. ADR (e)	1,098,100	4,689
NAM TAI Electronics, Inc.	515,900	5,814
Park Electrochemical Corp.	660,300	18,647

	Shares	Value (000s)

Technitrol, Inc.	1,140,000	$32,581

		61,731

Insurance—0.6%
Zenith National Insurance Cp	519,600	23,242

Materials & Processing—13.4%
Agnico-Eagle Mines Ltd. (e)	1,158,000	63,262
Bemis Co., Inc. (e)	1,585,600	43,414
Cleveland-Cliffs, Inc. (e)	639,200	64,431
Commercial Metals Co.	1,754,000	51,655
Iamgold Corp. (e)	5,839,900	47,303
Lubrizol Corp.	905,000	49,015
Methanex Corp. (e)	1,741,200	48,057
Quanex Corp. (e)	1,131,500	58,725
Royal Gold, Inc. (e)	1,376,600	42,014
RPM International, Inc.	2,181,600	44,286
Sensient Technologies Corp. (e)	1,575,700	44,561
Westlake Chemical Corp. (e)	910,900	17,298

		574,021

Telecommunications—0.6%
Iowa Telecommunications Services, Inc. (e)	1,678,000	27,284

Utilities—10.7%
Atmos Energy Corp.	1,506,000	42,228
Cleco Corp. (e)	1,637,000	45,509
Energen Corp.	949,000	60,954
National Fuel Gas Co. (e)	1,130,000	52,748
Oge Energy Corp.	1,213,500	44,038
Southwest Gas Corp.	1,010,000	30,068
UGI Corp.	1,797,200	48,974
Vectren Corp. (e)	1,465,400	42,511
Westar Energy, Inc. (e)	1,819,000	47,185
WGL Holdings, Inc. (e)	1,374,700	45,035

		459,250

Total Common Stock (cost—$3,405,478)		4,139,480

SHORT-TERM INVESTMENTS—30.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.0%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$100,000	100,000
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	20,000	20,000
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	20,000	17,800
4.56%	50,000	44,500
4.57%	10,000	8,900
5.243%	50,000	44,500
Bank of America N.A.,
4.58% due 1/2/08	121,000	121,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	105,000	105,000
5.128% due 2/15/08	77,000	77,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	7,000	7,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	8,093	6,629
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	1,000	1,000
4.73% due 5/9/08	3,000	2,999

12.31.07	Allianz Funds Semiannual Report	43

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Principal Amount (000s)	Value (000s)

Citigroup Global Markets, Inc.,
4.65% due 1/2/08	$210,000	$210,000
Dexia Bank S.A.,
4.60% due 1/2/08	120,000	120,000
Dorada Finance, Inc., FRN (a)(f)(h),
4.845% due 4/25/08	8,000	8,000
5.238% due 7/7/08	10,000	9,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2,
5.097% due 10/15/08 (a)	10,000	10,000
Harrier Finance Funding U.S. LLC,
4.562% due 2/5/08, FRN (a)(f)(h)	15,000	15,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
4.50% due 1/2/08	31,000	31,000
K2, Inc., FRN (a)(f)(h),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC,
5.205% due 4/1/08, FRN (a)(f)(h)	10,000	10,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc., FRN (a)(f)(h),
4.555% due 5/16/08	2,000	2,000
4.556% due 5/16/08	45,000	45,004
Suntrust Bank,
1.00% due 1/2/08	4,615	4,615

		1,111,345

Repurchase Agreement—4.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $195,904; collateralized by Fannie Mae, 5.625% due 5/19/11-1/24/17, valued at $86,724 including accrued interest; Federal Farm Credit Bank, 4.74% due 6/27/11, valued at $6,183 including accrued interest; and Freddie Mac, 5.125%-5.25% due 2/24/11-4/18/11, valued at $106,875 including accrued interest (cost—$195,862)	195,862	195,862

Total Short-Term Investments (cost—$1,323,722)		1,307,207

Total Investments (cost—$4,729,200)—126.9%		5,446,687

Liabilities in excess of other assets—(26.9)%		(1,153,832)

Net Assets—100.0%		$4,292,855

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,095,615; cash collateral of $1,130,368 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Core Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—71.1%
Aerospace—2.2%
Lockheed Martin Corp.	1,800	$189

Capital Goods—6.8%
Eaton Corp.	1,400	136
Terex Corp. (a)	3,150	207
Textron, Inc.	3,400	242

		585

Chemicals—0.9%
Mosaic Co. (a)	800	75

Consumer Discretionary—2.2%
Best Buy Co., Inc.	2,550	134
Polo Ralph Lauren Corp., Class A	900	56

		190

Consumer Services—1.2%
Moody’s Corp.	2,800	100

Consumer Staples—3.5%
Coca-Cola Co.	2,600	160
Colgate-Palmolive Co.	1,000	78
Unilever N V	1,800	66

		304

Energy—8.2%
Chevron Corp.	1,500	140
ConocoPhillips	1,650	146
Transocean, Inc.	998	143
Weatherford International Ltd. (a)	2,100	144
XTO Energy, Inc.	2,625	135

		708

Financial Services—12.3%
Ambac Financial Group, Inc.	2,100	54
American Express Co.	2,200	114
Bank of America Corp.	2,500	103
Countrywide Financial Corp.	6,000	54
Goldman Sachs Group, Inc.	600	129
JPMorgan Chase & Co.	3,700	162
Lehman Brothers Holdings, Inc.	1,800	118
Wachovia Corp.	3,000	114
Wells Fargo & Co.	7,100	214

		1,062

Healthcare—12.2%
Abbott Laboratories	3,600	202
Aetna, Inc.	1,100	63
Forest Laboratories, Inc. (a)	1,700	62
Hologic, Inc. (a)	2,100	144
Merck & Co., Inc.	3,400	198
Roche Holdings AG ADR	1,100	94
Teva Pharmaceutical
Industries Ltd. ADR	4,100	191
Wyeth	2,100	93

		1,047

Materials & Processing—1.5%
Companhia Vale do Rio Doce ADR	3,900	127

Technology—15.6%
Adobe Systems, Inc. (a)	5,000	214
Analog Devices, Inc.	1,800	57
Cisco Systems, Inc. (a)	7,300	197
Corning, Inc.	4,200	101
EMC Corp. (a)	8,400	156
Google, Inc., Class A (a)	300	207
Intel Corp.	5,100	136
Microsoft Corp.	4,300	153
Nokia Corp. ADR	3,300	127

		1,348

	Shares	Value (000s)

Telecommunications—2.7%
AT&T, Inc.	3,100	$129
NII Holdings, Inc., Class B (a)	2,100	101

		230

Transportation—1.8%
Union Pacific Corp.	1,250	157

Total Common Stock (cost—$5,603)		6,122

	Principal Amount (000s)
Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $276 including accrued interest (cost—$270)	$270	270

Total Investments (cost—$5,873)—74.3%		6,392

Other assets less liabilities—25.7%		2,216

Net Assets—100.0%		$8,608

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	45

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.9%
Aerospace—5.2%
Lockheed Martin Corp.	11,700	$1,232
United Technologies Corp. (f)	24,901	1,906

		3,138

Capital Goods—7.9%
Eaton Corp.	13,600	1,319
Terex Corp. (b)	24,200	1,587
Textron, Inc.	27,000	1,925

		4,831

Chemicals—1.2%
Mosaic Co. (b)	7,600	717

Consumer Discretionary—2.3%
Best Buy Co., Inc. (d)	12,300	648
Polo Ralph Lauren Corp., Class A	12,400	766

		1,414

Consumer Services—1.7%
Moody’s Corp. (d)	28,900	1,032

Consumer Staples—7.4%
Altria Group, Inc.	19,300	1,459
Coca-Cola Co. (f)	24,400	1,497
Colgate-Palmolive Co.	11,800	920
Unilever N V	17,500	638

		4,514

Energy—10.4%
Chevron Corp.	14,500	1,353
ConocoPhillips	15,900	1,404
Transocean, Inc.	7,658	1,096
Weatherford International Ltd. (b)	17,000	1,166
XTO Energy, Inc.	25,000	1,284

		6,303

Financial Services—16.4%
American Express Co.	23,100	1,202
Bank of America Corp. (f)	22,400	924
CapitalSource, Inc., REIT (d)	74,900	1,317
Countrywide Financial Corp. (d)	58,600	524
Goldman Sachs Group, Inc.	5,800	1,247
JPMorgan Chase & Co. (f)	35,900	1,567
Lehman Brothers Holdings, Inc.	32,100	2,101
MBIA, Inc. (d)	26,125	487
PMI Group, Inc.	47,705	633

		10,002

Healthcare—13.0%
Abbott Laboratories	36,300	2,038
Forest Laboratories, Inc. (b)	16,600	605
Hologic, Inc. (b)	26,600	1,826
Merck & Co., Inc.	32,700	1,900
Nektar Therapeutics, Inc. (b)(d)	38,000	255
Roche Holdings AG	4,800	830
Teva Pharmaceutical Industries Ltd. ADR	9,300	432

		7,886

Materials & Processing—2.0%
Freeport-McMoRan Copper & Gold, Inc.	11,700	1,199

Technology—22.9%
Adobe Systems, Inc. (b)	51,800	2,213
Analog Devices, Inc.	25,900	821
Cisco Systems, Inc. (b)	81,200	2,198
Corning, Inc.	29,600	710
Google, Inc., Class A (b)	2,926	2,023
Intel Corp. (f)	60,909	1,624
MasterCard, Inc., Class A	5,033	1,083

	Shares	Value (000s)

Microsoft Corp.	42,600	$1,517
Nokia Corp. ADR	46,700	1,793

		13,982

Telecommunications—5.9%
AT&T, Inc. (f)	26,200	1,089
NII Holdings, Inc., Class B (b)	20,600	995
Sprint Nextel Corp.	112,600	1,479

		3,563

Transportation—3.6%
Continental Airlines, Inc., Class B (b)(d)	35,600	792
Union Pacific Corp.	11,200	1,407

		2,199

Total Common Stock (cost—$61,932)		60,780

SHORT-TERM INVESTMENTS—11.6%
Collateral Invested for Securities on Loan (c)—7.7%
Allianz Dresdner Daily Asset Fund (e)	3,558,430	3,558

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,105	1,105

		4,663

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,409; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,458 including accrued interest (cost—$2,408)	2,408	2,408

Total Short-Term Investments (cost—$7,071)		7,071

Total Investments before options written (cost—$69,003)—111.5%		67,851

OPTIONS WRITTEN (b)—(0.6)%
	Contracts
Call Options—(0.6)%
Adobe Systems, Inc. (CBOE) strike price $46.50, expires 2/15/08	300	(12)
Cisco Systems, Inc. (CBOE) strike price $31.50, expires 2/15/08	600	(13)
Eaton Corp. (CBOE) strike price $105, expires 2/16/08	100	(17)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $125, expires 2/16/08	100	(11)
Lehman Brothers Holdings Inc. (CBOE) strike price $75, expires 2/16/08	200	(13)
MasterCard, Inc. (CBOE) strike price $270, expires 2/16/08	40	(14)

	Contracts	Value (000s)

Nokia Corp. ADR (CBOE) strike price $44, expires 1/18/08	300	$(1)
S&P 500 Index (CBOE) strike price $1,540, expires 2/16/08	50	(76)
strike price $1,550, expires 2/16/08	50	(61)
strike price $1,550, expires 1/19/08	50	(7)
Terex Corp. (CBOE) strike price $75, expires 2/16/08	200	(26)
Weatherford International Ltd. (CBOE) strike price $80, expires 2/16/08	150	(11)
XOI Index (CBOE) strike price $1,570, expires 1/19/08	30	(87)

Total Options Written (premiums received—$441)		(349)

Total Investments net of options written (cost—$68,563) (a)—110.9%		67,502

Other liabilities in excess of other assets—(10.9%)		(6,632)

Net Assets—100.0%		$60,870

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $830 representing 1.36% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,495; cash collateral of $4,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
REIT—Real Estate Investment Trust

46	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—3.0%
United Technologies Corp.	243,400	$18,630

Capital Goods—4.1%
Terex Corp. (b)	97,600	6,400
Textron, Inc.	266,000	18,966

		25,366

Chemicals—3.3%
Monsanto Co.	118,400	13,224
Mosaic Co. (b)	75,600	7,132

		20,356

Consumer Discretionary—1.8%
Best Buy Co., Inc. (d)	208,800	10,993

Consumer Services—2.1%
Marriott International, Inc., Class A	382,000	13,057

Consumer Staples—5.1%
Altria Group, Inc.	89,000	6,727
Coca-Cola Co.	147,800	9,070
Colgate-Palmolive Co.	78,800	6,143
Wm. Wrigley Jr. Co. (d)	161,000	9,427

		31,367

Energy—6.3%
Diamond Offshore Drilling, Inc.	83,500	11,857
EOG Resources, Inc. (d)	120,800	10,781
Weatherford International Ltd. (b)	97,000	6,654
XTO Energy, Inc.	182,375	9,367

		38,659

Financial Services—11.3%
BlackRock, Inc. (d)	63,000	13,658
CapitalSource, Inc., REIT (d)	381,000	6,702
Goldman Sachs Group, Inc.	85,200	18,322
IntercontinentalExchange, Inc. (b)	24,600	4,736
Lehman Brothers Holdings, Inc.	293,000	19,174
MGIC Investment Corp. (d)	286,500	6,426

		69,018

Healthcare—20.8%
Abbott Laboratories	177,500	9,967
Celgene Corp. (b)(d)	600,200	27,735
Genzyme Corp. (b)	180,200	13,414
Gilead Sciences, Inc. (b)	435,000	20,015
Hologic, Inc. (b)(d)	343,400	23,571
Merck & Co., Inc.	205,300	11,930
Teva Pharmaceutical Industries Ltd. ADR	271,000	12,596
Wyeth	195,000	8,617

		127,845

Materials & Processing—1.5%
Precision Castparts Corp.	66,700	9,251

Technology—34.1%
Adobe Systems, Inc. (b)	487,700	20,839
Analog Devices, Inc.	315,000	9,985
Apple, Inc. (b)	72,800	14,420
Broadcom Corp., Class A (b)	620,000	16,207
Cisco Systems, Inc. (b)	866,300	23,467
EMC Corp. (b)	637,000	11,804
Energizer Holdings, Inc. (b)	80,200	8,993
Google, Inc., Class A (b)	26,400	18,255
Intel Corp.	605,000	16,129
MasterCard, Inc., Class A (d)	65,000	13,988
Microsoft Corp.	630,000	22,428
Oracle Corp. (b)	846,000	19,103
QUALCOMM, Inc.	340,000	13,379

		208,997

	Shares	Value (000s)

Telecommunications—2.8%
NII Holdings, Inc., Class B (b)	355,400	$17,173

Transportation—2.7%
Ryanair Holdings PLC ADR (b)(d)	410,800	16,202

Total Common Stock (cost—$517,135)		606,914

SHORT-TERM INVESTMENTS—18.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—17.4%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	11,000	11,000
Canadian Imperial Bank, FRN,
5.097% due 3/17/08	1,000	1,000
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	25,000	25,000
K2, Inc., FRN (a)(e)(g),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(g),
5.205% due 4/1/08	1,000	1,000
Morgan Stanley, FRN,
4.16% due 9/3/08	1,000	1,000
Northern Rock PLC, FRN (a)(g),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	10,313	10,313
Svenska Handelsbanken,
3.25% due 1/2/08	15,000	15,000

		106,763

Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $8,321; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $8,488 including accrued interest (cost—$8,319)	8,319	8,319

Total Short-Term Investments (cost—$115,632)		115,082

Total Investments (cost—$632,767)—117.6%		721,996

Liabilities in excess of other assets—(17.6)%		(108,229)

Net Assets—100.0%		$613,767

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $103,777; cash collateral of $107,312 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	47

Schedule of Investments

OCC Opportunity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.1%
Aerovironment, Inc. (b)	96,800	$2,343
Orbital Sciences Corp. (b)	135,650	3,326

		5,669

Automotive—0.8%
Titan International, Inc. (d)	69,900	2,185

Capital Goods—4.6%
Ceradyne, Inc. (b)	89,000	4,177
Chart Industries, Inc. (b)	99,500	3,074
Force Protection, Inc. (b)(d)	435,900	2,040
TurboChef Technologies, Inc. (b)(d)	206,643	3,410

		12,701

Commercial Services—0.9%
American Public Education (b)	57,373	2,397

Consumer Discretionary—3.9%
Jamba, Inc. (b)(d)	658,632	2,437
Red Robin Gourmet Burgers, Inc. (b)(d)	107,900	3,452
Under Armour, Inc., Class A (b)(d)	113,200	4,943

		10,832

Consumer Services—13.9%
Aegean Marine Petroleum
Network, Inc.	207,137	7,952
Capella Education Co. (b)	35,600	2,330
Huron Consulting Group, Inc. (b)	85,999	6,934
LECG Corp. (b)	338,079	5,091
Life Time Fitness, Inc. (b)(d)	79,700	3,960
New Oriental Education & Technology Group ADR (b)	30,173	2,432
Pinnacle Entertainment, Inc. (b)	199,092	4,691
Resources Connection, Inc.	263,100	4,778

		38,168

Consumer Staples—1.3%
SunOpta, Inc. (b)(d)	272,500	3,638

Energy—9.8%
Delta Petroleum Corp. (b)(d)	283,720	5,348
PetroHawk Energy Corp. (b)	431,800	7,474
Petroquest Energy, Inc. (b)	323,258	4,623
Quicksilver Resources, Inc. (b)(d)	157,694	9,397

		26,842

Financial Services—5.0%
Calamos Asset Management	140,500	4,184
FCStone Group, Inc. (b)	35,519	1,635
GLG Partners, Inc. (b)(d)	372,300	5,063
VistaPrint Ltd. (b)(d)	69,549	2,980

		13,862

Healthcare—18.6%
Accuray, Inc. (b)(d)	204,922	3,119
AMAG Pharmaceuticals, Inc. (b)	46,200	2,778
Cardiome Pharma Corp. (b)(d)	513,357	4,579
Cubist Pharmaceuticals, Inc. (b)	371,011	7,609
Durect Corp. (b)(d)	940,915	6,050
Halozyme Therapeutics, Inc. (b)	376,585	2,678
Healthways, Inc. (b)	35,700	2,086
Hologic, Inc. (b)	47,800	3,281
Illumina, Inc. (b)(d)	66,582	3,946
Indevus Pharmaceuticals, Inc. (b)(d)	659,870	4,586
NxStage Medical, Inc. (b)(d)	190,621	2,892
Salix Pharmaceuticals Ltd. (b)(d)	225,518	1,777

	Shares	Value (000s)

Ventana Medical Systems, Inc. (b)	43,809	$3,821
Vital Images, Inc. (b)	115,749	2,092

		51,294

Industrial—0.7%
Excel Maritime Carriers Ltd. (d)	45,523	1,830

Materials & Processing—1.2%
RTI International Metals, Inc. (b)	45,700	3,150

Technology—29.2%
Ansoft Corp. (b)	113,900	2,944
Ariba, Inc. (b)	316,800	3,532
China Finance Online Co.
ADR (b)(d)	122,200	2,676
Cogent Communications
Group, Inc. (b)(d)	232,515	5,513
Commvault Systems, Inc. (b)	207,681	4,399
Concur Technologies, Inc. (b)	56,200	2,035
Global Sources Ltd. (b)(d)	198,262	5,595
Innerworkings, Inc. (b)(d)	436,970	7,542
Longtop Financial Technologies Ltd. ADR (b)(d)	113,500	2,688
Microsemi Corp. (b)	247,350	5,476
Netlogic Microsystems, Inc. (b)(d)	87,100	2,805
Omniture, Inc. (b)(d)	100,100	3,332
Orion Energy Systems, Inc. (b)	174,300	3,253
Phase Forward, Inc. (b)	108,420	2,358
RightNow Technologies, Inc. (b)	239,176	3,791
Sapient Corp. (b)	569,500	5,017
SPSS, Inc. (b)	78,900	2,833
SRA International, Inc., Class A (b)	66,900	1,970
Syntel, Inc.	54,800	2,111
Taser International, Inc. (b)(d)	155,150	2,233
Ultimate Software Group, Inc. (b)	93,000	2,927
Wind River Systems, Inc. (b)	593,364	5,465

		80,495

Telecommunications—2.9%
SAVVIS, Inc. (b)	212,928	5,943
Starent Networks Corp. (b)(d)	115,192	2,102

		8,045

Transportation—2.7%
American Commercial
Lines, Inc. (b)(d)	311,300	5,055
Navios Maritime Holdings, Inc.	199,013	2,438

		7,493

Utilities—2.0%
EnerNOC, Inc. (b)	111,793	5,489

Total Common Stock (cost—$249,455)		274,090

SHORT-TERM INVESTMENTS—27.1%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—25.1%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	5,000	4,450
4.56%	5,000	4,450
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	5,000	5,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank, FRN,
5.097% due 3/17/08	$1,000	$1,000
Cheyne Capital LLC (a)(e)(f)(g)(h)(i),
3.613%	1,245	1,020
CIT Group, Inc., FRN,
4.589% due 5/9/08	5,000	5,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	10,000	10,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000
K2, Inc., FRN (a)(e)(h),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	1,000	1,000
Rabobank,
2.50% due 1/2/08	12,048	12,048

		68,969

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $5,539; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $5,652 including accrued interest (cost—$5,538)	5,538	5,538

Total Short-Term Investments (cost—$75,834)		74,507

Total Investments (cost—$325,289)—126.7%		348,597

Liabilities in excess of other assets—(26.7%)		(73,497)

Net Assets—100.0%		$275,100

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $68,549; cash collateral of $70,550 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

48	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—3.4%
AAR Corp. (a)	505	$19
Esterline Technologies Corp. (a)	305	16

		35

Airlines—1.8%
Republic Airways Holdings, Inc. (a)	940	18

Apparel & Textiles—1.1%
Oxford Industries, Inc.	435	11

Automotive—1.8%
Group 1 Automotive, Inc.	345	8
Tenneco, Inc. (a)	405	11

		19

Capital Goods—1.2%
Flow International Corp. (a)	1,285	12

Commercial Services—2.8%
Global Cash Access Holdings, Inc. (a)	1,445	9
H&E Equipment Services, Inc. (a)	1,020	19

		28

Computer Services—1.2%
CACI International, Inc., Class A (a)	265	12

Computer Software—1.2%
THQ, Inc. (a)	425	12

Consumer Discretionary—6.0%
GateHouse Media, Inc.	850	7
Gymboree Corp. (a)	515	16
Iconix Brand Group, Inc. (a)	860	17
Maidenform Brands, Inc. (a)	1,120	15
Ruby Tuesday, Inc.	565	6

		61

Consumer Services—5.1%
Geo Group, Inc. (a)	670	19
Macquarie Infrastructure Co. LLC	275	11
Silgan Holdings, Inc.	425	22

		52

Consumer Staples—1.3%
Papa John’s International, Inc. (a)	585	13

Electronics—1.2%
Brady Corp.,	345	12

Energy—2.2%
Berry Petroleum Co.,	365	16
Exterran Holdings, Inc. (a)	70	6

		22

Financial Services—25.4%
Affiliated Managers Group, Inc. (a)	135	16
Ashford Hospitality Trust, Inc., REIT	1,790	13
Boston Private Financial Holdings, Inc.	750	20
Bridge Capital Holdings (a)	780	17
Cousins Properties, Inc., REIT	625	14
Delphi Financial Group, Inc.,	535	19
DiamondRock Hospitality Co., REIT	345	5
Dupont Fabros Technology, REIT	750	15
Investment Technology Group, Inc. (a)	525	25
Medical Properties Trust, Inc., REIT	1,365	14
Nationwide Health Properties, Inc., REIT	605	19
Pacific Capital Bancorp	750	15
Prosperity Bancshares, Inc.	645	19
Renasant Corp.	940	20

	Shares	Value (000s)

Signature Bank & Trust (a)	295	$10
Whitney Holding Corp.	625	16

		257

Food & Beverage—0.6%
Performance Food Group Co. (a)	220	6

Healthcare—7.9%
Amsurg Corp. (a)	730	20
Merit Medical Systems, Inc. (a)	850	12
Perrigo Co.	940	33
Symmetry Medical, Inc. (a)	860	15

		80

Household Products—0.4%
Central Garden & Pet Co. (a)	200	1
Central Garden and Pet Co., Class A (a)	585	3

		4

Insurance—4.8%
American Safety Insurance Holdings Ltd. (a)	780	15
Assured Guaranty Ltd.	555	15
Hallmark Finl Services, Inc. (a)	505	8
RAM Holdings Ltd. (a)	2,275	11

		49

Machinery—2.4%
Astec Industries, Inc. (a)	190	7
Columbus Mckinnon Corp. (a)	525	17

		24

Materials & Processing—1.4%
AM Castle & Co.	525	14

Metals & Mining—2.2%
Claymont Steel Holdings, Inc. (a)	946	22

Multi-Media—1.8%
World Wrestling Entertainment, Inc.,	1,205	18

Oil & Gas—1.8%
Rosetta Resources, Inc. (a)	920	18

Retail—4.7%
A.C. Moore Arts & Crafts, Inc. (a)	780	11
Aeropostale, Inc. (a)	490	13
Carrols Restaurant Group, Inc. (a)	1,100	10
Insight Enterprises, Inc. (a)	750	14

		48

Technology—6.0%
Borland Software Corp. (a)	2,810	9
Fairchild Semi-conductor International, Inc. (a)	860	12
Microsemi Corp. (a)	505	11
Teradyne, Inc. (a)	910	9
Quantum Corp. (a)	7,135	19

		60

Telecommunications—2.6%
Arris Group, Inc. (a)	1,205	12
Syniverse Holdings, Inc. (a)	940	15

		27

Utilities—4.6%
Atmos Energy Corp.	685	19
Vectren Corp.	940	28

		47

Total Common Stock (cost—$1,024)		981

	Principal Amount (ooos)	Value (000s)

Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $44; collateralized by Fannie Mae, 3.25% due 2/15/09, valued at $45 including accrued interest (cost—$44)	$44	$44

Total Investments (cost—$1,068)—101.3%		1,025

Liabilities in excess of other assets—(1.3%)		(13)

Net Assets—100.0%		$1,012

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	49

Schedule of Investments

OCC Target Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—1.1%
Rockwell Collins, Inc.	100,000	$7,197

Building/Construction—1.8%
McDermott International, Inc. (b)	205,000	12,101

Capital Goods—1.8%
Textron, Inc.	170,000	12,121

Chemicals—3.5%
Monsanto Co.	80,000	8,935
Mosaic Co. (b)	150,000	14,151

		23,086

Communications—1.9%
Focus Media Holding Ltd. ADR (b)(d)	215,000	12,214

Consumer Discretionary—6.0%
CapitalSource, Inc., REIT (d)	1,000,000	17,590
Coach, Inc. (b)(d)	250,000	7,645
Dick’s Sporting Goods, Inc. (b)(d)	240,000	6,662
Nordstrom, Inc. (d)	200,000	7,346

		39,243

Consumer Services—8.1%
Aegean Marine Petroleum Network, Inc.	200,000	7,678
Corrections Corp. of America (b)	425,000	12,542
New Oriental Education & Technology Group ADR (b)	125,000	10,074
Pinnacle Entertainment, Inc. (b)	300,000	7,068
Starwood Hotels & Resorts Worldwide, Inc.	200,000	8,806
XM Satellite Radio Holdings, Inc., Class A (b)(d)	600,000	7,344

		53,512

Consumer Staples—2.3%
Bunge Ltd.	75,000	8,730
Fomento Economico Mexicano S.A. de C.V. ADR	175,000	6,680

		15,410

Electronics—1.0%
China Security & Surveillanc (b)(d)	305,000	6,661

Energy—10.1%
Cameron International Corp. (b)	130,000	6,257
First Solar, Inc. (b)	15,000	4,007
National-Oilwell Varco, Inc. (b)	100,000	7,346
Noble Corp.	100,000	5,651
PetroHawk Energy Corp. (b)	950,000	16,445
Quicksilver Resources, Inc. (b)(d)	300,000	17,877
Weatherford International Ltd. (b)	135,000	9,261

		66,844

Financial Services—3.4%
Affiliated Managers Group, Inc. (b)(d)	75,000	8,810
IntercontinentalExchange, Inc. (b)	50,000	9,625
Och-Ziff Capital Management Group LLC (b)(d)	150,000	3,942

		22,377

Healthcare—18.1%
Accuray, Inc. (b)(d)	425,000	6,468
Celgene Corp. (b)(d)	350,000	16,173
Gen-Probe, Inc. (b)	180,000	11,327
Hologic, Inc. (b)	370,000	25,397
Illumina, Inc. (b)(d)	200,000	11,852
Intuitive Surgical, Inc. (b)	55,000	17,848
Inverness Med Innovations, Inc. (b)	165,000	9,270

	Shares	Value (000s)

Psychiatric Solutions, Inc. (b)(d)	375,000	$12,188
Ventana Medical Systems, Inc. (b)(d)	100,000	8,723

		119,246

Materials & Processing—5.4%
Allegheny Technologies, Inc.	85,000	7,344
Freeport-McMoRan Copper & Gold, Inc.	90,000	9,220
Precision Castparts Corp.	135,000	18,724

		35,288

Multi-Media—2.0%
Central European Media Enterprises Ltd., Class A (b)(d)	115,000	13,338

Retail—1.2%
Burger King Holdings, Inc.	275,000	7,840

Technology—27.5%
Activision, Inc. (b)	350,000	10,395
Adobe Systems, Inc. (b)	280,000	11,964
Akamai Technologies, Inc. (b)(d)	185,000	6,401
Alibaba.com Ltd. (b)	1,000,000	3,610
American Tower Corp., Class A (b)	485,000	20,632
Amphenol Corp., Class A	180,000	8,347
Broadcom Corp., Class A (b)	340,000	8,888
Ciena Corp. (b)(d)	245,000	8,357
Citrix Systems, Inc. (b)	420,000	15,964
Energizer Holdings, Inc. (b)	100,000	11,213
F5 Networks, Inc. (b)	285,000	8,128
General Cable Corp. (b)(d)	150,000	10,992
Global Payments, Inc.	185,000	8,606
Juniper Networks, Inc. (b)	300,000	9,960
Marvell Technology Group Ltd. (b)(d)	505,000	7,060
MasterCard, Inc., Class A (d)	65,000	13,988
Microchip Technology, Inc. (d)	210,000	6,598
Vmware, Inc., Class A (b)(d)	125,000	10,624

		181,727

Telecommunications—4.3%
Clearwire Corp., Class A (b)(d)	480,000	$6,581
NII Holdings, Inc., Class B (b)(d)	350,000	16,912
Starent Networks Corp. (b)(d)	270,000	4,927

		28,420

Transportation—0.8%
Expeditors International Washington, Inc. (d)	125,000	5,585

Total Common Stock (cost—$534,688)		662,210

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—26.9%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	10,000	8,900
4.56%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	22,000	22,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	16,000	16,000
5.128% due 2/15/08	10,000	10,000
Canadian Imperial Bank, FRN,
5.098% due 3/17/08	3,000	3,000

	Principal Amount (000s)	Value (000s)
CIT Group, Inc., FRN,
4.589% due 5/9/08	$3,000	$3,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	30,000	30,000
Dexia Bank S.A.,
4.60% due 1/2/08	7,000	7,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	5,000	5,000
ING Bank NV,
4.50% due 1/2/08	15,000	15,000
K2, Inc., FRN (a)(e)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Morgan Stanley, FRN,
4.16% due 9/3/08	3,000	3,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	3,997	3,997
Suntrust Bank,
1.00% due 1/2/08	124	124

		177,472

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $721; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $738 including accrued interest (cost—$721)	721	721

Total Short-Term Investments (cost—$179,845)		178,193

Total Investments (cost—$714,533)—127.3%		840,403

Liabilities in excess of other assets—(27.3%)		(180,444)

Net Assets—100.0%		$659,959

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $173,489; cash collateral of $179,124 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

50	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.1%
Aerospace—4.9%
Boeing Co.	489,200	$42,785
Raytheon Co.	430,700	26,144

		68,929

Building & Construction—5.9%
Centex Corp.	3,270,000	82,600

Capital Goods—6.2%
3M Co. (d)	254,400	21,451
General Electric Co.	1,757,400	65,147

		86,598

Consumer Discretionary—5.1%
Family Dollar Stores, Inc. (d)	587,000	11,288
PetSmart, Inc. (d)	587,000	13,812
Wal-Mart Stores, Inc. (d)	489,200	23,252
Yum! Brands, Inc.	585,600	22,411

		70,763

Consumer Staples—8.8%
SUPERVALU, Inc. (d)	440,300	16,520
SYSCO Corp. (d)	956,800	29,862
Unilever PLC ADR (d)	2,034,800	76,142

		122,524

Energy—17.2%
BP PLC ADR (d)	710,400	51,980
Chevron Corp.	815,000	76,064
ConocoPhillips	895,000	79,028
Hess Corp.	335,048	33,793

		240,865

Financial Services—37.3%
Allstate Corp.	306,100	15,988
Ambac Financial Group, Inc. (d)	639,700	16,485
American International Group, Inc.	156,900	9,147
Annaly Mortgage Management, Inc., REIT	1,282,453	23,315
Bank of America Corp.	765,800	31,597
Capital One Financial Corp. (d)	615,500	29,088
CapitalSource, Inc., REIT (d)	1,069,600	18,814
CIT Group, Inc. (d)	1,528,700	36,735
Citigroup, Inc.	1,251,100	36,832
Countrywide Financial Corp. (d)	2,394,200	21,404
Fannie Mae	1,479,100	59,134
Hartford Financial Services Group, Inc.	174,100	15,180
JPMorgan Chase & Co.	1,393,700	60,835
Lehman Brothers Holdings, Inc.	1,340,300	87,690
MBIA, Inc. (d)	1,125,100	20,961
National City Corp. (d)	1,647,000	27,110
PMI Group, Inc. (d)	907,200	12,048

		522,363

Healthcare—8.3%
Aetna, Inc.	200,800	11,592
ImClone Systems, Inc. (b)	293,500	12,620
Nektar Therapeutics, Inc. (b)(d)	753,600	5,057
Regeneron Pharmaceuticals, Inc. (b)	489,200	11,814

	Shares	Value (000s)

Theravance, Inc. (b)(d)	401,100	$7,822
WellPoint, Inc. (b)	768,000	67,377

		116,282

Telecommunications—1.0%
Sprint Nextel Corp.	1,076,200	14,130

Utilities—4.4%
Southern Co.	1,603,200	62,124

Total Common Stock (cost—$1,443,990)		1,387,178

SHORT-TERM INVESTMENTS—18.1%
Collateral Invested for Securities on Loan (c)—16.4%
Allianz Dresdner Daily Asset Fund (e)	95,744,266	95,744

	Principal Amount (000s)
ABN-AMRO Bank NV, 4.125% due 1/2/08	$50,000	50,000
Bayerische Landesbank, 4.956% due 9/23/08, FRN	1,000	1,000
Dexia Bank S.A., 4.60% due 1/2/08	35,000	35,000
Goldman Sachs Group L.P., Series 2, 5.098% due 8/14/08, FRN (a)	20,000	20,000
Morgan Stanley, 4.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(f)	4,000	4,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	1,778	1,778

		229,522

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $23,052; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,964 including accrued interest and Federal Home Loan Bank, 4.875%-5.75% due 5/14/10-5/15/12, valued at $20,548 including accrued interest (cost—$23,047)	23,047	23,047

Total Short-Term Investments (cost—$252,569)		252,569

Total Investments (cost—$1,696,559)—117.2%		1,639,747

Liabilities in excess of other assets—(17.2%)		(240,133)

Net Assets—100.0%		$1,399,614

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these Securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $221,983; cash collateral of $229,522 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	51

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—91.4%
Aerospace—1.3%
Boeing Co.	78,400	$6,857

Capital Goods—3.5%
Fluor Corp.	55,600	8,102
Textron, Inc.	158,740	11,318

		19,420

Chemicals—0.6%
Monsanto Co.	29,061	3,246

Consumer Discretionary—4.4%
Best Buy Co., Inc. (e)	130,000	6,844
CVS Corp. (c)	286,700	11,396
J.C. Penney Co., Inc.	62,895	2,767
McDonald's Corp.	48,500	2,857

		23,864

Consumer Products—1.5%
Avon Products, Inc.	205,800	8,135

Consumer Services—1.0%
News Corp., Class A	257,700	5,280

Consumer Staples—5.9%
Coca-Cola Co.	110,600	6,788
Colgate-Palmolive Co.	136,200	10,618
PepsiCo, Inc.	120,300	9,131
Procter & Gamble Co.	83,100	6,101

		32,638

Energy—8.0%
EOG Resources, Inc. (c)	61,000	5,444
Schlumberger Ltd.	163,300	16,064
Sunoco, Inc.	79,375	5,750
Weatherford International Ltd. (a)	117,100	8,033
XTO Energy, Inc.	167,750	8,616

		43,907

Financial Services—7.7%
American Express Co.	97,300	5,062
Charles Schwab Corp.	58,839	1,503
Citigroup, Inc.	167,700	4,937
Franklin Resources, Inc.	54,200	6,202
Goldman Sachs Group, Inc.	30,700	6,602
IntercontinentalExchange, Inc. (a)	45,900	8,836
Northern Trust Corp. (c)	119,600	9,159

		42,301

Healthcare—13.5%
Abbott Laboratories	159,200	8,939
Allergan, Inc. (c)	103,600	6,655
Celgene Corp. (a)(c)(e)	113,944	5,265
Genentech, Inc. (a)	85,200	5,714
Gilead Sciences, Inc. (a)(e)	249,200	11,466
Humana, Inc. (a)	27,500	2,071
Merck & Co., Inc.	201,055	11,683
Schering-Plough Corp.	263,500	7,020
Shire Pharmaceuticals Group PLC ADR	112,500	7,757
St. Jude Medical, Inc. (a)	190,100	7,726

		74,296

Hotels/Gaming—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	124,200	5,469

Industrial—2.4%
Deere & Co.	142,400	13,260

Materials & Processing—2.9%
Air Products & Chemicals, Inc.	76,800	7,575
Precision Castparts Corp.	61,975	8,596

		16,171

	Shares	Value (000s)

Multi-Media—1.6%
Walt Disney Co.	270,600	$8,735

Oil & Gas—4.5%
Exxon Mobil Corp.	145,000	13,585
Transocean, Inc.	76,249	10,915

		24,500

Technology—27.1%
Adobe Systems, Inc. (a)	275,400	11,768
Apple, Inc. (a)(e)	127,300	25,215
Cognizant Technology Solutions Corp. (a)	211,400	7,175
EMC Corp. (a)	356,100	6,598
Google, Inc., Class A (a)	29,900	20,675
Hewlett-Packard Co.	443,800	22,403
Intel Corp.	514,100	13,706
Microsoft Corp. (e)	463,500	16,501
Research In Motion Ltd. (a)(e)	48,165	5,462
Texas Instruments, Inc. (e)	288,500	9,636
Thermo Fisher Scientific, Inc. (a)	120,700	6,962
Vmware, Inc., Class A (a)(c)	32,178	2,735

		148,836

Telecommunications—4.5%
AT&T, Inc.	341,900	14,210
Cisco Systems, Inc. (a)(e)	388,000	10,503

		24,713

Total Common Stock (cost—$409,999)		501,628

SHORT-TERM INVESTMENTS—13.7%
Collateral Invested for Securities on Loan (b)—3.2%
Allianz Dresdner Daily Asset Fund,
4.609% due 1/2/08 (d)	13,191,648	13,191

	Principal Amount (000s)
Morgan Stanley, 4.16% due 9/3/08, FRN	$3,000	3,000
Rabobank, 2.50% due 1/2/08	1,306	1,306

		17,497

Repurchase Agreement—10.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,676; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $58,818 including accrued interest (cost—$57,664)	57,664	57,664

Total Short-Term Investments (cost—$75,161)		75,161

OPTIONS PURCHASED (a)—1.2%
	Contracts
Call Options—1.2%
Apollo Group, Inc. (CBOE)
strike price $75, expires 2/16/08	1,779	640
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	2,398	1,619
Celgene Corp. (CBOE)
strike price $65, expires 1/17/09	1,149	333

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE)
strike price $27.50, expires 6/21/08	2,912	$451
Cisco Systems, Inc. (CBOE)
strike price $25, expires 1/19/08	4,285	977
Humana, Inc. (CBOE)
strike price $75, expires 5/17/08	1,038	727
McDonald's Corp. (CBOE)
strike price $60, expires 3/22/08	1,082	260
Merck & Co., Inc. (CBOE)
strike price $52.50, expires 1/19/08	1,127	710
Microsoft Corp. (CBOE)
strike price $32.50, expires 4/19/08	2,054	863

Total Options Purchased (cost—$5,862)		6,580

Total Investments before options written
(cost—$491,022)—106.3%		583,369

OPTIONS WRITTEN (a)—(1.6)%
Call Options—(0.9)%
Air Products & Chemical (CBOE)
strike price $120, expires 1/19/09	768	(384)
Apple, Inc. (CBOE)
strike price $200, expires 1/19/08	891	(740)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	1,199	(217)
Best Buy Co., Inc. (CBOE)
strike price $50, expires 1/17/09	975	(877)
Celgene Corp. (CBOE)
strike price $70, expires 1/17/09	1,149	(230)
strike price $80, expires 1/19/08	500	(2)
Cisco Systems, Inc. (CBOE)
strike price $35, expires 1/17/09	5,443	(795)
Research In Motion Ltd. (CBOE)
strike price $120, expires 6/21/08	481	(794)
Texas Instruments, Inc. (CBOE)
strike price $32.50, expires 4/19/08	2,533	(719)

		(4,758)

Put Options—(0.7)%
3M Co. (CBOE)
strike price $75, expires 1/17/09	1,484	(638)
Air Products & Chemicals (CBOE)
strike price $90, expires 1/17/09	768	(495)
Apollo Group, Inc. (CBOE)
strike price $55, expires 2/16/08	1,779	(144)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	2,398	(2)
Celgene Corp. (CBOE)
strike price $50, expires 1/17/09	1,149	(1,069)

52	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE) strike price $20, expires 6/21/08	5,824	$(349)
Coca-Cola Bottling Co. United, Inc. (CBOE)
strike price $50, expires 1/17/09	1,728	(214)
Dell, Inc. (CBOE)
strike price $17.50, expires 1/17/09	6,532	(523)
Exxon Mobil Corp. (CBOE)
strike price $80, expires 1/19/08	510	(6)
Gilead Sciences, Inc. (CBOE)
strike price $40, expires 2/16/08	2,492	(100)
Humana, Inc. (CBOE)
strike price $65, expires 5/17/08	1,038	(244)
McDonald's Corp. (CBOE)
strike price $55, expires 3/22/08	1,082	(119)
Merck & Co., Inc. (CBOE)
strike price $45, expires 1/19/08	1,127	(6)
strike price $50, expires 1/19/08	1,128	(11)
Research In Motion Ltd. (CBOE)
strike price $85, expires 6/21/08	481	(231)

		(4,151)

Total Options Written (premiums received—$12,867)		(8,909)

Total Investments net of options written (cost—$478,155)—104.7%		574,460

Liabilities in excess of other assets—(4.7)%		(25,674)

Net Assets—100.0%		$548,786

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $17,062; cash collateral of $17,497 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

(e) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	53

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—0.8%
Goodrich Corp.	9,315	$658

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	5,616	871

Capital Goods—3.7%
Cooper Industries Ltd., Class A	23,488	1,242
Intermec, Inc. (a)(c)	36,569	743
Roper Industries, Inc. (c)	18,640	1,166

		3,151

Commercial Services—0.9%
Pharmaceutical Product Development, Inc.	19,600	791

Communications—1.7%
MetroPCS Communications, Inc. (a)(c)	33,529	652
NII Holdings, Inc., Class B (a)	16,109	779

		1,431

Consumer Discretionary—7.8%
Coach, Inc. (a)	8,020	245
Dick’s Sporting Goods, Inc. (a)(c)	15,910	442
GameStop Corp., Class A (a)	11,720	728
Gildan Activewear, Inc. (a)	20,245	833
Guess?, Inc. (c)	18,010	682
International Game Technology (c)	31,527	1,385
J.C. Penney Co., Inc.	11,561	509
Longs Drug Stores Corp.	18,705	879
Oshkosh Truck Corp.	8,565	405
Polo Ralph Lauren Corp., Class A	7,821	483

		6,591

Consumer Products—2.0%
Avon Products, Inc.	42,840	1,693

Consumer Services—6.9%
Apollo Group, Inc., Class A (a)	19,666	1,380
E.W. Scripps Co., Class A	9,205	414
Everest Re Group Ltd.	4,100	412
Hertz Global Holdings, Inc. (a)	37,180	591
National CineMedia, Inc.	32,830	828
Owens-Illinois, Inc. (a)	19,500	965
Quanta Services, Inc. (a)	28,122	738
Royal Caribbean Cruises Ltd.	1,945	82
UTI Worldwide, Inc.	23,830	467

		5,877

Consumer Staples—5.6%
Bunge Ltd.	6,590	767
Clorox Co.	9,200	599
Hansen Natural Corp. (a)(c)	15,939	706
Molson Coors Brewing Co.	19,445	1,004
Pepsi Bottling Group, Inc.	12,260	484
Wm. Wrigley Jr. Co. (c)	20,390	1,194

		4,754

Energy—11.3%
Cameron International Corp. (a)	7,310	352
Core Laboratories NV (a)	2,600	324
First Solar, Inc. (a)	620	166
National-Oilwell Varco, Inc. (a)	19,415	1,426
Newfield Exploration Co. (a)	15,760	831
Range Resources Corp.	18,040	927
Southwestern Energy Co. (a)	33,642	1,874
Sunoco, Inc.	24,300	1,760
Sunpower Corp., Class A (a)(c)	1,890	246
Weatherford International Ltd. (a)	25,192	1,728

		9,634

Environmental Services—0.9%
Republic Services, Inc.	24,730	775

	Shares	Value (000s)

Financial Services—7.5%
Affiliated Managers Group, Inc. (a)(c)	7,026	$825
City National Corp.	4,935	294
Federated Investors, Inc., Class B	10,040	413
Genworth Financial, Inc., Class A	5,185	132
IntercontinentalExchange, Inc. (a)	5,635	1,085
Lazard Ltd., Class A (c)	28,416	1,156
Northern Trust Corp.	21,647	1,658
Och-Ziff Capital Management Group LLC (a)(c)	13,720	360
Zions Bancorporation (c)	9,052	423

		6,346

Healthcare—12.6%
Allergan, Inc.	21,630	1,390
Celgene Corp. (a)	2,155	100
Charles River Laboratories International, Inc. (a)	3,230	212
Coventry Health Care, Inc. (a)	7,995	474
Endo Pharmaceuticals Holdings, Inc. (a)	12,142	324
Express Scripts, Inc. (a)	18,360	1,340
Forest Laboratories, Inc. (a)	15,750	574
Gen-Probe, Inc. (a)	9,880	622
Genzyme Corp. (a)	1,900	141
Hologic, Inc. (a)	8,426	578
Humana, Inc. (a)	13,345	1,005
Inverness Med Innovations, Inc. (a)	9,965	560
Millennium Pharmaceuticals (a)	20,000	300
Qiagen N.V. (a)(c)	41,590	875
Quest Diagnostics, Inc. (c)	15,427	816
Shire Pharmaceuticals Group PLC ADR	11,315	780
St. Jude Medical, Inc. (a)	11,560	470
United Therapeutics Corp. (a)	1,590	155

		10,716

Hotels/Gaming—1.3%
Starwood Hotels & Resorts Worldwide, Inc.	25,117	1,106

Insurance—1.0%
Cigna Corp.	15,690	843

Materials & Processing—4.6%
Air Products & Chemicals, Inc.	14,905	1,470
Ecolab, Inc.	8,330	427
Precision Castparts Corp.	14,585	2,023

		3,920

Oil & Gas—1.0%
Diamond Offshore Drilling, Inc.	6,160	875

Retail—0.9%
China Nepstar Chain Drug ADR (a)(c)	11,825	208
Urban Outfitters, Inc. (a)	22,100	602

		810

Technology—24.1%
Activision, Inc. (a)	31,304	930
Akamai Technologies, Inc. (a)(c)	22,465	777
Ametek, Inc.	37,404	1,752
Applera Corp.—Applied Biosystems Group	17,015	577
Autodesk, Inc. (a)	7,870	392
Blue Coat Systems, Inc. (a)	3,075	101
Broadcom Corp., Class A (a)	26,519	693
Cerner Corp. (a)	8,560	483
Citrix Systems, Inc. (a)	11,585	440
Cognizant Technology Solutions Corp. (a)	21,410	727
Dolby Laboratories, Inc., Class A (a)	22,750	1,131
Electronic Arts, Inc. (a)(c)	22,580	1,319
F5 Networks, Inc. (a)	4,498	128
Fiserv, Inc. (a)	9,290	516
Global Payments, Inc.	25,175	1,171
Intersil Corp., Class A (c)	19,938	488

	Shares	Value (000s)

Juniper Networks, Inc. (a)	15,090	$501
Maxim Integrated Products, Inc.	44,551	1,180
McAfee, Inc. (a)	29,895	1,121
Microchip Technology, Inc. (c)	20,255	636
National Semiconductor Corp. (c)	27,570	624
ON Semiconductor Corp. (a)(c)	53,970	479
PMC-Sierra, Inc. (a)(c)	107,510	703
Riverbed Technology, Inc. (a)(c)	10,900	291
Salesforce.com, Inc. (a)(c)	12,075	757
SanDisk Corp. (a)(c)	11,959	397
SBA Communications Corp., Class A (a)	34,796	1,178
Thermo Fisher Scientific, Inc. (a)	16,560	955

		20,447

Telecommunications—0.7%
SAVVIS, Inc. (a)(c)	20,235	565

Utilities—0.6%
NRG Energy, Inc. (a)	11,680	506

Total Common Stock (cost—$73,270)		82,360

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	11,364,406	11,364

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$2,500	2,500
Suntrust Bank, 1.00% due 1/2/08	2,024	2,024

		15,888

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,676; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,730 including accrued interest (cost—$2,675)	2,675	2,675

Total Short-Term Investments (cost—$18,563)		18,563

Total Investments (cost—$91,833)—118.8%		100,923

Liabilities in excess of other assets—(18.8)%		(15,964)

Net Assets—100.0%		$84,959

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $15,385; cash collateral of $15,888 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

54	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.6%
Aerospace—0.7%
General Dynamics Corp. (b)	502	$45

Capital Goods—1.0%
Fluor Corp. (b)	433	63

Chemicals—2.7%
Monsanto Co. (b)	1,460	163

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	707	29

Computers—1.1%
Data Domain, Inc. (a)	884	23
Sun Microsystems, Inc. (a)	2,319	42

		65

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	2,400	126
CVS Corp. (b)	2,918	116
GameStop Corp., Class A (a)(b)	2,054	127
Gildan Activewear, Inc. (a)	1,699	70
Guess?, Inc.	705	27
Walt Disney Co.	1,045	34

		500

Consumer Products—1.3%
Avon Products, Inc.	1,980	78

Consumer Services—0.5%
Quanta Services, Inc. (a)(b)	1,205	32

Consumer Staples—3.4%
Coca-Cola Co.	1,090	67
Colgate-Palmolive Co. (b)	705	55
Hansen Natural Corp. (a)	487	21
PepsiCo, Inc.	829	63

		206

Energy—10.2%
Concho Resources, Inc. (a)	2,250	46
EOG Resources, Inc. (b)	656	59
First Solar, Inc. (a)	282	75
Schlumberger Ltd. (b)	1,386	136
Southwestern Energy Co. (a)(b)	813	45
Sunoco, Inc.	839	61
Sunpower Corp., Class A (a)(b)	1,503	196
XTO Energy, Inc.	90	5

		623

Financial Services—11.5%
American Express Co.	906	47
Citigroup, Inc. (b)	5,481	161
CME Group, Inc. (b)	140	96
Goldman Sachs Group, Inc.	65	14
IntercontinentalExchange, Inc. (a)(b)	811	156
Lazard Ltd., Class A	1,674	68
Northern Trust Corp. (b)	1,598	123
U.S. Bancorp	1,255	40

		705

Healthcare—10.3%
Abbott Laboratories	1,048	59
Allergan, Inc. (b)	1,332	85
Celgene Corp. (a)	1,144	53
Gilead Sciences, Inc. (a)(b)	2,737	126
Merck & Co., Inc. (b)	2,507	146
Schering-Plough Corp.	498	13
Shire Pharmaceuticals Group PLC ADR (b)	1,073	74
St. Jude Medical, Inc. (a)(b)	941	38
Stryker Corp.	508	38

		632

	Shares	Value (000s)

Hotels/Gaming—1.5%
Starwood Hotels & Resorts Worldwide, Inc. (b)	2,070	$91

Industrial—1.3%
Deere & Co. (b)	870	81

Materials & Processing—1.3%
Air Products & Chemicals, Inc.	321	32
Precision Castparts Corp. (b)	347	48

		80

Oil & Gas—3.0%
Exxon Mobil Corp. (b)	1,104	104
Transocean, Inc.	552	79

		183

Retail—1.0%
China Nepstar Chain Drug ADR (a)	3,463	61

Technology—31.4%
Activision, Inc. (a)	2,185	65
Adobe Systems, Inc. (a)	737	32
American Tower Corp., Class A (a)	1,319	56
Apple, Inc. (a)(b)	1,890	374
Autodesk, Inc. (a)	704	35
Cerner Corp. (a)	1,209	68
Cisco Systems, Inc. (a)	1,298	35
Cognizant Technology Solutions Corp. (a)	2,111	72
Corning, Inc. (b)	1,927	46
Ctrip.com International Ltd. ADR	378	22
DealerTrack Holdings, Inc. (a)	939	31
EMC Corp. (a)	2,354	44
Google, Inc., Class A (a)(b)	182	126
Hewlett-Packard Co.	1,334	67
Intel Corp.	3,712	99
Itron, Inc. (a)	499	48
MasterCard, Inc., Class A	200	43
McAfee, Inc. (a)	963	36
MEMC Electronic Materials, Inc. (a)	857	76
NVIDIA Corp. (a)(b)	3,071	105
QUALCOMM, Inc.	693	27
Research In Motion Ltd. (a)(b)	822	93
Riverbed Technology, Inc. (a)	1,621	43
Salesforce.com, Inc. (a)(b)	1,725	108
Texas Instruments, Inc.	1,857	62
Thermo Fisher Scientific, Inc. (a)	645	37
Vmware, Inc., Class A (a)	338	29
Yahoo!, Inc. (a)	1,926	45

		1,924

Telecommunications—2.7%
AT&T, Inc. (b)	2,807	117
Foundry Networks, Inc. (a)	1,171	21
NII Holdings, Inc., Class B (a)	588	28

		166

Total Common Stock (cost—$5,042)		5,727

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $435; collateralized by Freddie Mac, 5.25% due 2/24/11, Value $445 including accrued interest (cost—$435)	$435	435

	Contracts	Value (000s)

OPTIONS PURCHASED (a)—2.5%
Call Options—2.5%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	$18
AT&T, Inc. (CBOE), strike price $35, expires 1/19/08	12	8
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	13	4
Charles Schwab Corp. (CBOE), strike price $27.50, expires 6/21/08	30	5
Google, Inc. (CBOE), strike price $490, expires 1/19/08	1	21
Hewlett Packard Co. (CBOE), strike price $30, expires 1/19/08	13	27
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7	1
strike price $30, expires 1/17/09	82	20
McDonald’s Corp. (CBOE), strike price $60, expires 3/22/08	20	5
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08	18	1
MGM Mirageinc (CBOE), strike price $100, expires 3/22/08	12	2
Microsoft Corp. (CBOE), strike price $37.50, expires 1/17/09	71	22
Qualcomm, Inc. (CBOE), strike price $45, expires 4/19/08	28	3
Royal Caribbean Cruises (CBOE), strike price $40, expires 1/19/08	17	5
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	3
Schlumberger Ltd. (CBOE), strike price $90, expires 2/16/08	6	6
Shire PLC (CBOE), strike price $70, expires 4/19/08	11	6

Total Options Purchased (cost—$144)		157

Total Investments before options written and securities sold short (cost—$5,621)—103.2%		6,319

OPTIONS WRITTEN (a)—(4.8)%
Call Options—(3.2)%
Abbott Laboratories (CBOE), strike price $60, expires 2/16/08	10	(1)
Adobe Systems, Inc. (CBOE), strike price $47.50, expires 1/19/08	6	—(c )
Air Products & Chemicals (CBOE), strike price $120, expires 1/17/09	3	(1)
Apple, Inc. (CBOE), strike price $200, expires 1/19/08	17	(14)
AT&T, Inc. (CBOE), strike price $40, expires 1/19/08	9	(2)

12.31.07	Allianz Funds Semiannual Report	55

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Autodesk, Inc. (CBOE), strike price $55, expires 4/19/08	6	$(1)
Best Buy Co., Inc. (CBOE), strike price $50, expires 1/17/09	24	(22)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	13	(3)
strike price $75, expires 1/19/08	2	—(c)
strike price $80, expires 1/19/08	9	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	53	(57)
Cognizant Technology Solutions Corp. (CBOE), strike price $40, expires 4/19/08	7	(1)
Gamestop Corp. (CBOE), strike price $65, expires 4/19/08	8	(4)
Intel Corp. (CBOE), strike price $27.50, expires 1/19/08	14	(1)
strike price $35, expires 1/17/09	82	(9)
IntercontinentalExchange, Inc. (CBOE), strike price $170, expires 1/19/08	4	(10)
Itron, Inc. (CBOE), strike price $95, expires 1/19/08	4	(1)
MasterCard, Inc. (CBOE), strike price $195, expires 4/19/08	2	(7)
MEMC Electronic Materials, Inc. (CBOE), strike price $100, expires 4/19/08	8	(5)
Merck & Co., Inc. (CBOE), strike price $65, expires 4/19/08	9	(1)
Monsanto Co. (CBOE), strike price $120, expires 1/19/08	6	(1)
NVIDIA Corp. (CBOE), strike price $40, expires 6/21/08	13	(4)
Pepsico, Inc. (CBOE), strike price $70, expires 1/19/08	6	(4)
Research In Motion Ltd. (CBOE), strike price $120, expires 6/21/08	7	(12)
Salesforce Com, Inc. (CBOE), strike price $55, expires 1/19/08	5	(4)
strike price $60, expires 1/19/08	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	(1)
Schlumberger Ltd. (CBOE), strike price $100, expires 2/16/08	6	(2)
Shire PLC (CBOE), strike price $75, expires 4/19/08	11	(4)
Sunpower Corp. (CBOE), strike price $85, expires 1/19/08	4	(18)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 4/19/08	16	(5)
Yahoo, Inc. (CBOE), strike price $30, expires 1/19/08	17	—(c)

		(198)

	Contracts	Value (000s)

Put Options—(1.6)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	$(1)
strike price $90, expires 1/17/09	3	(2)
American Express Co. (CBOE), strike price $52.50, expires 1/19/08	4	(1)
American Tower Corp. (CBOE), strike price $37.50, expires 1/19/08	4	—(c)
AT&T, Inc. (CBOE), strike price $30, expires 1/19/08	8	—(c)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	4	(3)
strike price $50, expires 1/17/09	13	(12)
Charles Schwab Corp. (CBOE), strike price $20, expires 6/21/08	60	(4)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	15	(3)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	16	(2)
Cognizant Technology Solutions Corp. (CBOE), strike price $30, expires 4/19/08	7	(1)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	17	(3)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	65	(5)
Gilead Sciences, Inc. (CBOE), strike price $40, expires 2/16/08	23	(1)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	82	(8)
strike price $22.50, expires 1/19/08	14	—(c)
Itron, Inc. (CBOE), strike price $65, expires 1/19/08	4	—(c)
strike price $70, expires 1/17/09	6	(3)
McDonald’s Corp. (CBOE), strike price $55, expires 3/22/08	20	(2)
Medtronic, Inc. (CBOE), strike price $47.50, expires 2/16/08	18	(1)
Merck & Co., Inc. (CBOE), strike price $52.50, expires 4/19/08	9	(1)
MGM Mirageinc (CBOE), strike price $75, expires 3/22/08	10	(3)
Microsoft Corp. (CBOE), strike price $32.50, expires 1/17/09	71	(14)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	11	(4)
NVIDIA Corp. (CBOE), strike price $27.50, expires 6/21/08	13	(2)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 4/19/08	28	(6)
strike price $35, expires 1/19/08	8	—(c)
Research In Motion Ltd. (CBOE), strike price $85, expires 6/21/08	7	(3)

	Contracts	Value (000s)

Riverbed Technology, Inc. (CBOE), strike price $20, expires 6/21/08	11	$(2)
Royal Caribbean Cruises (CBOE), strike price $35, expires 1/19/08	17	—(c)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	11	(3)
Schlumberger Ltd. (CBOE), strike price $85, expires 2/16/08	6	(1)
Shire PLC (CBOE), strike price $60, expires 4/19/08	11	(2)
Southwestern Energy Co. (CBOE), strike price $30, expires 1/19/08	6	—(c)
Starwood Hotels + Resorts, Inc. (CBOE), strike price $55, expires 1/19/08	4	(4)
Wyeth (CBOE), strike price $42.50, expires 1/19/08	11	(1)

		(98)

Total Options Written (premiums received—$319)		(296)

SECURITIES SOLD SHORT—(7.0)%
	Shares
Energy—(0.9)%
Halliburton Co.	1,523	(58)

Exchange-Traded Funds—(4.3)%
Oil Service HOLDRs Trust	156	(29)
Powershares QQQ Trust	3,485	(179)
SPDR Trust Series 1, UNIT	370	(54)

		(262)

Financial Services—(0.7)%
Lehman Brothers Holdings, Inc.	615	(40)

Healthcare—(0.4)%
Trimeris, Inc. (a)	3,800	(26)

Machinery—(0.5)%
Caterpillar, Inc.	408	(30)

Technology—(0.2)%
F5 Networks, Inc. (a)	532	(15)

Total Securities Sold Short (proceeds—$434)		(431)

Total Investments net of options written and securities sold short (cost—$4,868)—91.4%		5,592

Other assets less other liabilities—8.6%		528

Net Assets—100.0%		$6,120

Notes to Schedule of Investments:
(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
UNIT—More than one class of securities traded together.

56	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities

December 31, 2007 (Unaudited)
Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Assets:
Investments, at value	$—	$1,854,191	$93,230	$1,672,704
Investments in Affiliates, at value	323,937	—	—	—
Cash	1,036	3	1	1,783
Security lending interest receivable (net)	—	—	—	—
Receivable for investments sold	—	—	—	—
Receivable for Fund shares sold	431	20,224	416	5,601
Dividends and interest receivable (net of foreign taxes)	520	1,009	68	456
Manager reimbursement receivable	—	—	—	—
	325,924	1,875,427	93,715	1,680,544

Liabilities:
Payable for investments purchased	$1,555	$32,535	$—	$—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	693	29,989	10	2,442
Payable for collateral for securities on loan	—	147,309	—	273,718
Dividends payable	—	—	—	—
Investment advisory fees payable	—	581	33	501
Administration fees payable	99	371	19	322
Distribution fees payable	143	233	2	167
Servicing fees payable	62	139	2	117
Payable for organization expense	—	—	—	—
	2,552	211,157	66	277,267
Net Assets	$323,372	$1,664,270	$93,649	$1,403,277

Net Assets Consist of:
Paid-in-capital	$287,870	$1,402,723	$90,088	$1,202,386
Undistributed (dividends in excess of) net investment income	(7,606)	514	11	(83)
Accumulated net realized gain (loss)	14,360	(13,691)	(2,203)	1,736
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	28,748	274,724	5,753	199,238
	$323,372	$1,664,270	$93,649	$1,403,277

Net Assets:
Class A	$69,983	$460,770	$4,906	$334,784
Class B	77,631	59,458	—	62,605
Class C	160,195	139,232	3,294	102,211
Other Classes	15,563	1,004,810	85,449	903,677

Shares Issued and Outstanding:
Class A	5,871	22,438	465	12,356
Class B	6,471	3,175	—	2,558
Class C	13,382	7,416	315	4,174
Other Classes	1,315	48,176	8,038	32,260

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.92	$20.54	$10.56	$27.10
Class B	11.99	18.73	—	24.47
Class C	11.97	18.77	10.47	24.49

Cost of Investments	$—	$1,579,467	$87,477	$1,473,466
Cost of Investments in Affiliates	$295,189	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

58	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$33,522	$22,948	$24,954	$42,956	$8,916,612	$1,052,309	$12,329
—	—	—	3,517	—	59,340	—
—	1	1	1	1	—	—
—	—	—	1	104	16	—
—	253	—	81	150,713	9,628	38
95	—	—	405	41,772	14,645	—
25	223	19	134	31,909	2,548	28
—	106	—	—	—	—	54
33,642	23,531	24,974	47,095	9,141,111	1,138,486	12,449

$850	$238	$—	$538	$101,394	$3,363	$193
—	91	—	—	—	—	—
15	—	8	612	31,647	9,319	83
—	—	—	4,827	389,368	69,900	—
—	—	—	—	1	—	—
12	12	16	21	3,080	365	6
10	5	6	12	2,007	277	4
11	—	—	8	1,331	110	2
6	—	—	6	1,250	141	2
—	106	—	—	—	—	54
904	452	30	6,024	530,078	83,475	344
$32,738	$23,079	$24,944	$41,071	$8,611,033	$1,055,011	$12,105

$29,370	$22,644	$25,221	$45,506	$8,397,649	$1,063,201	$13,436
(79)	6	10	49	11,429	1,303	6
524	945	(1,829)	(318)	94,069	(6,885)	117
2,923	(516)	1,542	(4,166)	107,886	(2,608)	(1,454)
$32,738	$23,079	$24,944	$41,071	$8,611,033	$1,055,011	$12,105

$11,725	$635	$71	$13,333	$3,564,693	$406,234	$6,410
9,404	—	—	5,032	413,434	42,996	—
9,295	515	10	8,303	1,557,287	138,393	3,660
2,314	21,929	24,863	14,403	3,075,619	467,388	2,035

730	41	5	1,018	215,851	21,079	427
613	—	—	397	25,053	2,241	—
606	34	1	657	94,566	7,213	245
143	1,429	2,016	1,082	184,891	24,152	135

$16.06	$15.32	$12.32	$13.10	$16.51	$19.27	$15.01
15.34	—	—	12.67	16.50	19.19	—
15.33	15.27	12.28	12.63	16.47	19.19	14.95

$30,599	$23,493	$23,412	$47,122	$8,808,726	$1,054,917	$13,783
$—	$—	$—	$3,517	$—	$59,340	$—
$—	$120	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	59

Statements of Assets and Liabilities  (Cont.)

December 31, 2007 (Unaudited)
Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Assets:
Investments, at value	$5,349,878	$6,392	$64,293	$721,996
Investments in Affiliates, at value	96,809	—	3,558	—
Repurchase agreement, at value	—	—	—	—
Cash	1	—	—	1
Securities lending interest receivable (net)	315	—	1	28
Receivable for investments sold	385	—	200	—
Receivable for Fund shares sold	75,126	2,217	43	1,431
Dividends and interest receivable (net of foreign taxes)	6,608	3	62	419
	5,529,122	8,612	68,157	723,875

Liabilities:
Payable for investments purchased	$9,990	$—	$1,729	$—
Payable for securities sold short	—	—	—	—
Payable to custodian	—	—	46	—
Options written, at value	—	—	349	—
Payable for Fund shares redeemed	91,737	—	420	1,959
Payable for collateral for securities on loan	1,130,368	—	4,663	107,312
Investment advisory fees payable	2,013	2	30	246
Administration fees payable	1,050	2	19	193
Distribution fees payable	610	—	19	277
Servicing fees payable	499	—	12	121
Payable to securities lending Agent	—	—	—	—
	1,236,267	4	7,287	110,108
Net Assets	$4,292,855	$8,608	$60,870	$613,767

Net Assets Consist of:
Paid-in-capital	$3,446,062	$7,957	$70,141	$615,639
Undistributed (dividends in excess of) net investment income	22,353	—	(1)	(2,073)
Accumulated net realized gain (loss)	106,949	132	(8,210)	(89,033)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short and foreign currency transactions	717,491	519	(1,060)	89,234
	$4,292,855	$8,608	$60,870	$613,767

Net Assets:
Class A	$1,693,091	$363	$25,100	$128,117
Class B	241,338	—	13,982	30,843
Class C	509,171	577	17,783	434,656
Other Classes	1,849,255	7,668	4,005	20,151

Shares Issued and Outstanding:
Class A	57,126	33	2,799	4,241
Class B	8,446	—	1,617	1,227
Class C	17,804	53	2,058	17,285
Other Classes	61,046	690	437	740

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$29.64	$11.12	$8.97	$30.21
Class B	28.57	—	8.65	25.14
Class C	28.60	10.90	8.64	25.15

Cost of Investments	$4,609,639	$5,873	$65,445	$632,767
Cost of Investments in Affiliates	$119,561	$—	$3,558	$—
Cost of Repurchase Agreement	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$441	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

60	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$348,597	$1,025	$840,403	$1,544,003	$512,514	$89,559	$6,319
—	—	—	95,744	13,191	11,364	—
—	—	—	—	57,664	—	—
931	1	1	1	1	—	7
67	—	95	77	15	4	—
3,619	49	—	—	14,226	—	859
250	—	127	703	577	39	—
4	2	222	1,948	591	61	5
353,468	1,077	840,848	1,642,476	598,779	101,027	7,190

$5,064	$64	$—	$—	$7,379	$117	$336
—	—	—	—	—	—	431
—	—	—	—	—	—	—
—	—	—	—	8,909	—	296
1,584	—	867	11,750	15,828	8	—
70,550	—	179,124	229,522	17,497	15,888	—
134	1	288	510	202	32	5
77	—	205	425	125	18	1
87	—	276	406	29	3	—
43	—	129	249	24	2	1
829	—	—	—	—	—	—
78,368	65	180,889	242,862	49,993	16,068	1,070
$275,100	$1,012	$659,959	$1,399,614	$548,786	$84,959	$6,120

$257,268	$1,057	$515,669	$1,432,365	$443,411	$93,542	$5,429
(1,166)	3	(3,175)	2,246	41	(31)	(10)
(4,310)	(5)	21,595	21,815	9,029	(17,642)	(22)
23,308	(43)	125,870	(56,812)	96,305	9,090	723
$275,100	$1,012	$659,959	$1,399,614	$548,786	$84,959	$6,120

$68,747	$35	$183,850	$472,704	$52,366	$3,774	$1,781
14,662	—	38,171	280,664	11,175	2,372	—
132,366	9	424,998	353,516	10,692	2,722	601
59,325	968	12,940	292,730	474,553	76,091	3,738

2,573	2	7,698	35,028	3,564	1,324	101
729	—	1,901	21,807	790	864	—
6,582	1	21,173	27,411	755	995	35
2,634	67	527	21,425	31,844	25,394	212

$26.72	$14.36	$23.88	$13.50	$14.69	$2.85	$17.56
20.12	—	20.08	12.87	14.14	2.75	—
20.11	14.34	20.07	12.90	14.17	2.73	17.31

$325,289	$1,068	$714,533	$1,600,815	$420,167	$80,469	$5,621
$—	$—	$—	$95,744	$13,191	$11,364	$—
$—	$—	$—	$—	$57,664	$—	$—
$—	$—	$—	$—	$12,867	$—	$319
$—	$—	$—	$—	$—	$—	$431

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	61

Statements of Operations

For the six months ended December 31, 2007 (Unaudited)
Amounts in thousands	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Investment Income:
Interest	$—	$1,025	$63	$824
Dividends, net of foreign withholding taxes	—	10,184	302	5,914
Dividends from investments in Affiliates	5,712	—	—	—
Security lending income (net)	—	—	—	46
Miscellaneous income	1	23	2	27
Total Income	5,713	11,232	367	6,811

Expenses:
Investment advisory fees	—	3,728	158	3,087
Administration fees	642	2,375	93	1,994
Distribution fees — Class B	303	227	—	235
Distribution fees — Class C	624	512	8	384
Servicing fees — Class A	88	562	4	410
Servicing fees — Class B	101	76	—	78
Servicing fees — Class C	208	171	3	128
Distribution and/or servicing fees — Other Classes	—	764	2	522
Trustees’ fees	—	68	3	56
Interest expense	—	—	—	—
Miscellaneous expense	—	—	—	—
Total Expenses	1,966	8,483	271	6,894
Net Investment Income (Loss)	3,747	2,749	96	(83)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	58,229	(1,777)	67,365
Investments in Affiliates	1,067	—	—	—
Options written	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	52,946	1,535	15,860
Investments in Affiliates	(17,465)	—	—	—
Options written	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	589	111,175	(242)	83,225
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$4,336	$113,924	$(146)	$83,142

62	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$18	$324	$15	$33	$3,280	$1,288	$11
125	306	120	654	143,123	11,695	197
—	—	—	—	—	—	—
—	—	—	7	726	74	—
—	9	6	—	30	3	—
143	639	141	694	147,159	13,060	208

71	73	93	141	19,775	1,924	44
56	28	36	78	12,942	1,476	27
29	—	—	22	1,700	163	—
30	1	—	34	6,289	445	14
13	1	—	12	4,519	403	9
10	—	—	7	567	54	—
10	—	—	11	2,096	148	5
2	—	—	10	1,823	167	—
1	1	1	2	361	34	1
—	—	—	—	25	—	1
—	1	1	—	—	—	—
222	105	131	317	50,097	4,814	101
(79)	534	10	377	97,062	8,246	107

602	896	714	96	265,009	(3,010)	455
—	—	—	—	—	—	—
—	(77)	—	—	—	—	—
—	—	—	—	—	—	—

1,287	(491)	(1,675)	(5,504)	(726,624)	(47,246)	(2,286)
—	—	—	—	—	—	—
—	5	—	—	—	—	—
1,889	333	(961)	(5,408)	(461,615)	(50,256)	(1,831)
$1,810	$867	$(951)	$(5,031)	$(364,553)	$(42,010)	$(1,724)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	63

Statements of Operations  (Cont.)

For the six months ended December 31, 2007 (Unaudited)
Amounts in thousands	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Investment Income:
Interest	$5,911	$5	$33	$305
Dividends, net of foreign withholding taxes	57,773	46	502	2,789
Dividends from investments in Affiliates	1,885	—	—	—
Security lending income (net)	2,357	—	5	104
Miscellaneous income	81	—	—	2
Total Income	68,007	51	540	3,200

Expenses:
Investment advisory fees	13,490	16	198	1,514
Administration fees	7,085	11	129	1,192
Distribution fees — Class B	1,002	—	56	103
Distribution fees — Class C	2,089	2	73	1,632
Servicing fees — Class A	2,307	1	34	152
Servicing fees — Class B	334	—	19	35
Servicing fees — Class C	696	1	24	544
Distribution and/or servicing fees — Other Classes	1,226	—	2	18
Dividends on securities sold short	—	—	—	—
Trustees’ fees	189	—	3	25
Interest expense	—	2	4	—
Total Expenses	28,418	33	542	5,215
Net Investment Income (Loss)	39,589	18	(2)	(2,015)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	266,452	455	2,612	47,848
Options written	—	—	1,246	—
Securities sold short	—	—	—	—
Foreign currency transactions	3	—	—	(4)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—
Payments from Affiliates	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(497,539)	(550)	(5,419)	(6,836)
Investments in Affiliates	(28,377)	—	—	—
Options written		—	32	—
Securities sold short	—	—	—	—
Foreign currency transactions	3	—	1	4
Net Realized and Change in Unrealized Gain (Loss)	(259,458)	(95)	(1,528)	41,012
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(219,869)	$(77)	$(1,530)	$38,997
*	For the period October 31, 2007 to December 31, 2007.

64	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Small-Cap Value Fund*	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$92	$1	$140	$311	$548	$36	$11
447	4	1,927	18,944	2,745	264	17
—	—	—	—	—	—	—
523	—	591	309	49	26	—
1	—	—	—	2	—	—
1,063	5	2,658	19,564	3,344	326	28

843	1	1,856	3,769	1,256	204	25
496	1	1,320	3,117	782	116	7
60	—	166	1,262	42	9	—
533	—	1,634	1,586	41	11	1
88	—	228	707	65	5	2
20	—	55	420	14	3	—
178	—	545	529	14	3	—
—	—	1	346	158	2	—
—	—	—	—	—	—	3
11	—	27	69	23	4	—
—	—	1	14	—	—	—
2,229	2	5,833	11,819	2,395	357	38
(1,166)	3	(3,175)	7,745	949	(31)	(10)

3,757	(5)	62,261	34,999	27,343	4,159	161
—	—	(447)	—	(1,015)	—	(31)
—	—	—	—	—	—	(15)
—	—	(1)	—	—	—	(1)
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(13,478)	(43)	(27,166)	(217,721)	(187)	(3,808)	399
—	—	—	—	—	—	—
—	—	—	—	4,247	—	6
—	—	—	—	—	—	3
—	—	—	—	—	—	1
(9,721)	(48)	34,647	(182,722)	30,388	351	523
$(10,887)	$(45)	$31,472	$(174,977)	$31,337	$320	$513

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	65

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi-Style Fund		CCM Capital Appreciation Fund		CCM Focused Growth Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,747	$4,469	$2,749	$4,140	$96	$65
Net realized gain (loss) on investments and options written	—	—	58,229	67,795	(1,777)	251
Net realized gain on investments in Affiliates	1,067	4,567	—	—	—	—
Payments from Affiliates	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	12,525	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and options written	—	—	52,946	138,780	1,535	3,701
Net change in unrealized appreciation/depreciation of investments in Affiliates	(17,465)	20,203	—	—	—	—
Net increase (decrease) resulting from investment operations	4,336	41,764	113,924	210,715	(146)	4,017

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(2,959)	(4,300)	(1,328)	(508)	(3)	—
Class B	(2,518)	(4,042)	—	—	—	—
Class C	(5,242)	(8,100)	—	(1)	(1)	—
Other Classes	(634)	(598)	(5,047)	(2,147)	(145)	(14)
Net realized gains
Class A	(1,783)	(850)	(37,883)	(27,313)	(1)	(2)
Class B	(1,986)	(983)	(5,571)	(4,934)	—	—
Class C	(4,096)	(1,860)	(12,814)	(9,900)	(1)	(1)
Other Classes	(328)	(84)	(82,944)	(62,995)	(26)	(98)
Class II — (Liquidated)
Total Dividends and Distributions to Shareholders	(19,546)	(20,817)	(145,587)	(107,798)	(177)	(115)

Fund Share Transactions:
Shares sold
Class A	7,863	21,659	75,379	199,612	3,735	1,769
Class B	5,748	14,324	6,051	5,122	—	—
Class C	12,539	38,911	10,684	18,521	2,049	1,455
Other Classes	4,989	14,413	154,990	212,336	38,715	48,392
Class II — (Liquidated)	—	—	—	—	—	—
Issued in reinvestment of distributions
Class A	3,760	4,115	22,973	15,304	3	2
Class B	3,369	3,678	4,295	3,783	—	—
Class C	7,483	8,113	10,576	8,135	1	2
Other Classes	962	682	81,687	59,955	110	111
Class II — (Liquidated)	—	—	—	—	—	—
Cost of shares redeemed
Class A	(8,374)	(25,633)	(77,719)	(154,751)	(562)	(99)
Class B	(10,709)	(21,451)	(10,072)	(26,501)	—	—
Class C	(20,989)	(29,690)	(12,380)	(37,469)	(95)	(140)
Other Classes	(2,804)	(3,205)	(214,849)	(227,257)	(5,126)	(4,852)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	3,837	25,916	51,615	76,790	38,830	46,640
Fund Redemption Fees	—	1	12	10	—	—
Total Increase (Decrease) in Net Assets	(11,373)	46,864	19,964	179,717	38,507	50,542

Net Assets:
Beginning of period	334,745	287,881	1,644,306	1,464,589	55,142	4,600
End of period*	$323,372	$334,745	$1,664,270	$1,644,306	$93,649	$55,142
* Including undistributed (dividends in excess of) net investment income of:	$(7,606)	$—	$514	$4,140	$11	$64

66	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund			NFJ All-Cap Value Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Period from February 28, 2007 to June 30, 2007	Six months ended December 31, 2007 (unaudited)	Period from April 1, 2007 to June 30, 2007	Year ended March 31, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$(83)	$151	$(79)	$(37)	$534	$342	$10	$(6)	$(49)	$377	$770
67,365	78,495	602	670	819	769	714	1,659	2,559	96	10,694
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
15,860	95,740	1,287	1,497	(486)	(30)	(1,675)	(505)	1,678	(5,504)	(2,084)
—	—	—	—	—	—	—	—	—	—	—
83,142	174,386	1,810	2,130	867	1,081	(951)	1,148	4,188	(5,031)	9,380

—	—	—	—	(10)	(3)	—	—	—	(271)	(52)
—	—	—	—	—	—	—	—	—	(61)	(17)
—	—	—	—	(8)	(2)	—	—	—	(123)	(19)
—	—	—	—	(442)	(286)	—	—	—	(371)	(523)

(34,037)	(35,110)	(223)	(134)	(15)	—	(1)	—	—	(2,701)	(124)
(6,860)	(7,954)	(189)	(91)	—	—	—	—	—	(1,343)	(121)
(11,459)	(11,889)	(196)	(58)	(14)	—	—	—	—	(2,201)	(144)
(90,459)	(79,702)	(45)	(30)	(691)	(42)	(968)	—	(134)	(4,487)	(944)
						(1,869)		(1,088)
(142,815)	(134,655)	(653)	(313)	(1,180)	(333)	(2,838)	—	(1,222)	(11,558)	(1,944)

39,473	98,465	4,396	9,667	383	247	73	—	—	9,507	5,077
5,167	5,510	2,996	4,840	—	—	—	—	—	996	2,168
5,574	9,746	2,773	5,921	316	194	10	—	—	3,139	3,279
142,017	191,497	665	1,386	—	20,015	30,166	1	2	2,810	12,183
—	—	—	—	—	—	—	2,426	22,399	—	—

31,095	30,942	197	67	19	3	1	—	—	2,288	143
5,754	6,663	151	62	—	—	—	—	—	1,128	115
9,914	10,307	145	44	15	2	—	—	—	2,021	137
86,994	75,566	45	31	1,133	327	2,836	—	134	4,747	1,447
—	—	—	—	—	—	—	—	1,088	—	—

(56,259)	(158,410)	(2,734)	(1,968)	(5)	—	(1)	—	—	(3,031)	(1,854)
(9,778)	(32,502)	(532)	(488)	—	—	—	—	—	(1,175)	(1,384)
(9,958)	(40,606)	(859)	(399)	—	—	—	—	—	(1,853)	(1,695)
(123,411)	(307,175)	(204)	(461)	(5)	—	(31,483)	(1)	(318)	(6,872)	(32,817)
—	—	—	—	—	—	—	(3,483)	(24,517)	—	—
126,582	(109,997)	7,039	18,702	1,856	20,788	1,602	(1,057)	(1,212)	13,705	(13,201)
4	24	—	1	—	—	—	—	—	—	—
66,913	(70,242)	8,196	20,520	1,543	21,536	(2,187)	91	1,754	(2,884)	(5,765)

1,336,364	1,406,606	24,542	4,022	21,536	—	27,131	27,040	25,286	43,955	49,720
$1,403,277	$1,336,364	$32,738	$24,542	$23,079	$21,536	$24,944	$27,131	$27,040	$41,071	$43,955
$(83)	$—	$(79)	$—	$6	$(68)	$10	$—	$—	$49	$498

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	67

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Period from August 22, 2006 to June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$97,062	$113,023	$8,246	$4,551	$107	$232
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	265,009	298,751	(3,010)	13,481	455	148
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments with options written, securities sold short and foreign currency transactions	(726,624)	674,262	(47,246)	36,681	(2,286)	832
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	(364,553)	1,086,036	(42,010)	54,713	(1,724)	1,212

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(40,870)	(48,019)	(2,816)	(1,630)	(57)	(114)
Class B	(1,765)	(3,867)	(66)	(190)	—	—
Class C	(6,671)	(14,081)	(220)	(398)	(17)	(23)
Other Classes	(41,802)	(41,046)	(3,977)	(2,294)	(34)	(88)
Net realized capital gains
Class A	(187,587)	(34,207)	(5,773)	(1,792)	(250)	(2)
Class B	(22,011)	(6,713)	(644)	(692)	—	—
Class C	(83,103)	(20,543)	(1,956)	(1,064)	(151)	—
Other Classes	(155,147)	(23,855)	(6,680)	(1,992)	(82)	(1)
Total Dividends and Distributions to Shareholders	(538,956)	(192,331)	(22,132)	(10,052)	(591)	(228)

Fund Share Transactions:
Shares sold
Class A	838,614	2,444,186	267,001	173,666	2,075	8,337
Class B	9,573	182,640	9,566	19,671	—	—
Class C	71,733	907,177	60,673	62,559	1,881	2,997
Other Classes	833,070	2,634,688	323,934	212,246	181	4,698
Issued in reinvestment of distributions
Class A	189,166	64,903	6,837	2,814	228	95
Class B	17,495	7,783	561	699	—	—
Class C	60,647	23,894	1,444	993	125	17
Other Classes	180,831	60,313	8,968	2,488	116	89
Cost of shares redeemed
Class A	(567,342)	(396,374)	(54,380)	(16,013)	(3,292)	(342)
Class B	(55,064)	(53,893)	(6,173)	(6,269)	—	—
Class C	(158,040)	(112,494)	(10,821)	(8,207)	(822)	(91)
Other Classes	(577,099)	(437,530)	(72,223)	(31,099)	(2,780)	(76)
Net increase (decrease) from Fund share transactions	843,584	5,325,293	535,387	413,548	(2,288)	15,724
Fund Redemption Fees	37	69	18	12	—	—
Total Increase (Decrease) in Net Assets	(59,888)	6,219,067	471,263	458,221	(4,603)	16,708

Net Assets:
Beginning of period	8,670,921	2,451,854	583,748	125,527	16,708	—
End of period*	$8,611,033	$8,670,921	$1,055,011	$583,748	$12,105	$16,708
* Including undistributed (dividends in excess of) net investment income:	$11,429	$5,475	$1,303	$136	$6	$7

68	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Core Equity Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC Opportunity Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$39,589	$101,478	$18	$52	$(2)	$23	$(2,015)	$(4,141)	$(1,166)	$(3,568)
266,455	299,258	455	342	3,858	8,551	47,844	65,537	3,757	41,448
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	4	—	32	—	—
(497,536)	421,119	(550)	933	(5,386)	4,409	(6,832)	53,829	(13,478)	16,976
(28,377)	18,309	—	—	—	—	—	—	—	—
(219,869)	840,164	(77)	1,327	(1,530)	12,987	38,997	115,257	(10,887)	54,856

(29,645)	(31,762)	—	(5)	—	—	—	—	—	—
(2,343)	(3,096)	—	—	—	—	—	—	—	—
(5,131)	(6,282)	(1)	—	—	—	—	—	—	—
(37,467)	(30,362)	(68)	(20)	—	—	—	—	—	—

(153,985)	(136,502)	(36)	(25)	(894)	(1,810)	—	—	(7,510)	(1,162)
(23,085)	(22,152)	—	—	(499)	(1,015)	—	—	(2,077)	(441)
(48,532)	(44,559)	(52)	(5)	(641)	(1,292)	—	—	(18,731)	(3,414)
(164,186)	(115,945)	(572)	(74)	(138)	(252)	—	—	(3,992)	(906)
(464,374)	(390,660)	(729)	(129)	(2,172)	(4,369)	—	—	(32,310)	(5,923)

161,690	395,827	93	212	1,823	9,145	29,327	26,242	13,385	21,886
3,812	7,069	—	—	747	1,905	9,913	4,631	1,406	1,864
19,630	31,089	240	427	736	5,456	12,841	9,797	4,945	5,167
415,083	570,144	2,204	1,313	787	780	6,437	13,771	40,732	6,784

155,348	139,211	28	30	765	1,504	—	—	6,274	978
20,572	20,322	—	—	430	868	—	—	1,711	353
37,124	34,354	33	3	555	1,130	—	—	15,169	2,742
180,416	131,861	640	93	123	225	—	—	3,878	885

(315,420)	(506,638)	(1,764)	(26)	(5,172)	(11,846)	(16,410)	(21,312)	(9,634)	(21,932)
(32,693)	(61,175)	—	—	(2,056)	(4,867)	(6,563)	(13,324)	(2,763)	(7,457)
(57,347)	(108,865)	(104)	(160)	(4,427)	(5,438)	(31,842)	(83,901)	(10,795)	(25,807)
(402,051)	(334,926)	(8)	—	(705)	(4,040)	(5,985)	(3,762)	(6,980)	(29,056)
186,164	318,273	1,362	1,892	(6,394)	(5,178)	(2,282)	(67,858)	57,328	(43,593)
(2)	18	—	—	—	1	—	2	1	1
(498,081)	767,795	556	3,090	(10,096)	3,441	36,715	47,401	14,132	5,341

4,790,936	4,023,141	8,052	4,962	70,966	67,525	577,052	529,651	260,968	255,627
$4,292,855	$4,790,936	$8,608	$8,052	$60,870	$70,966	$613,767	$577,052	$275,100	$260,968
$22,353	$57,350	$—	$51	$(1)	$1	$(2,073)	$(58)	$(1,166)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	69

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	Period from October 31, 2007 to December 31, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3	$(3,175)	$(7,065)	$7,745	$14,776
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(5)	61,813	86,424	34,999	299,841
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(43)	(27,166)	69,524	(217,721)	75,879
Net increase (decrease) resulting from investment operations	(45)	31,472	148,883	(174,977)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	(6,270)	(7,626)
Class B	—	—	—	(1,296)	(1,930)
Class C	—	—	—	(1,731)	(2,345)
Other Classes	—	—	—	(4,270)	(5,600)
Net realized capital gains
Class A	—	(16,853)	—	(84,090)	(43,344)
Class B	—	(4,115)	—	(52,540)	(27,799)
Class C	—	(45,696)	—	(66,416)	(34,401)
Other Classes	—	(1,164)	—	(52,424)	(29,379)
Total Dividends and Distributions to Shareholders	—	(67,828)	—	(269,037)	(152,424)

Fund Share Transactions:
Shares sold
Class A	37	24,741	25,475	30,613	93,155
Class B	—	3,231	1,753	6,279	14,826
Class C	10	12,158	7,081	16,517	25,022
Other Classes	1,010	2,234	1,419	20,173	122,463
Issued in reinvestment of distributions
Class A	—	13,735	—	80,700	44,848
Class B	—	3,181	—	45,198	24,929
Class C	—	35,538	—	52,975	28,563
Other Classes	—	1,158	—	53,890	30,562
Cost of shares redeemed
Class A	—	(21,576)	(58,601)	(118,841)	(202,761)
Class B	—	(16,781)	(26,125)	(58,149)	(94,347)
Class C	—	(29,781)	(91,463)	(71,545)	(129,701)
Other Classes	—	(1,002)	(1,285)	(80,466)	(164,560)
Net increase (decrease) from Fund share transactions	1,057	26,836	(141,746)	(22,656)	(207,001)
Fund Redemption Fees	—	—	14	4	9
Total Increase (Decrease) in Net Assets	1,012	(9,520)	7,151	(466,666)	31,080

Net Assets:
Beginning of period	—	669,479	662,328	1,866,280	1,835,200
End of period*	$1,012	$659,959	$669,479	$1,399,614	$1,866,280
* Including undistributed (dividends in excess of) net investment income:	$3	$(3,175)	$—	$2,246	$8,068

70	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$949	$1,932	$(31)	$(170)	$(10)	$(2)
26,328	35,167	4,159	6,677	114	371
4,060	45,749	(3,808)	10,171	409	297
31,337	82,848	320	16,678	513	666

(111)	(153)	—	—	—	—
—	(2)	—	—	—	—
—	(1)	—	—	—	—
(2,597)	(1,144)	—	—	—	—

(3,972)	(2,979)	(37)	(737)	(48)	—
(871)	(572)	(24)	(448)	—	—
(842)	(577)	(28)	(643)	(16)	—
(37,143)	(23,169)	(716)	(13,587)	(105)	—
(45,536)	(28,597)	(805)	(15,415)	(169)	—

11,995	24,429	536	504	902	322
1,093	1,460	264	468	—	—
743	2,259	204	189	524	56
116,610	76,663	3,150	7,947	56	14

3,915	3,030	34	678	46	—
737	488	20	384	—	—
658	468	25	484	15	—
38,040	22,956	694	13,234	106	—

(13,464)	(37,766)	(395)	(1,616)	(39)	(35)
(1,128)	(3,179)	(289)	(1,081)	—	—
(1,293)	(3,141)	(242)	(1,309)	—	—
(129,292)	(156,979)	(4,472)	(48,914)	—	(7)
28,614	(69,312)	(471)	(29,032)	1,610	350
6	9	—	—	—	—
14,421	(15,052)	(956)	(27,769)	1,954	1,016

534,365	549,417	85,915	113,684	4,166	3,150
$548,786	$534,365	$84,959	$85,915	$6,120	$4,166
$41	$1,800	$(31)	$—	$(10)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	71

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
Allianz Global Investors Multi-Style Fund
Class A
12/31/2007+	$12.57	$0.18	$0.03	$0.21	$(0.54)	$(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)	—
6/30/2004	9.28	0.24	1.29	1.53	(0.21)	—
6/30/2003	9.24	0.25	0.03	0.28	(0.24)	—
Class B
12/31/2007+	$12.57	$0.13	$0.02	$0.15	$(0.41)	$(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.17	1.29	1.46	(0.16)	—
6/30/2003	9.21	0.18	0.04	0.22	(0.18)	—
Class C
12/31/2007+	$12.55	$0.13	$0.02	$0.15	$(0.41)	$(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.16	1.26	1.42	(0.12)	—
6/30/2003	9.21	0.18	0.03	0.21	(0.17)	—
CCM Capital Appreciation Fund
Class A
12/31/2007+	$21.00	$0.03	$1.47	$1.50	$(0.06)	$(1.90)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)	(1.37)
6/30/2006	17.93	0.04	1.74	1.78	— (b)	—
6/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
6/30/2004	14.03	(0.01)	2.26	2.25	—	—
6/30/2003	14.64	(0.01)	(0.60)	(0.61)	—	—
Class B
12/31/2007+	$19.33	$(0.05)	$1.35	$1.30	$—	$(1.90)
6/30/2007	18.35	(0.10)	2.45	2.35	0.00 (b)	(1.37)
6/30/2006	16.82	(0.10)	1.63	1.53	0.00 (b)	—
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)	—
6/30/2004	13.31	(0.12)	2.15	2.03	—	—
6/30/2003	14.00	(0.10)	(0.59)	(0.69)	—	—
Class C
12/31/2007+	$19.37	$(0.05)	$1.35	$1.30	$—	$(1.90)
6/30/2007	18.39	(0.10)	2.45	2.35	0.00 (b)	(1.37)
6/30/2006	16.85	(0.10)	1.64	1.54	0.00 (b)	—
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)	—
6/30/2004	13.34	(0.12)	2.15	2.03	—	—
6/30/2003	14.03	(0.10)	(0.59)	(0.69)	—	—
CCM Focused Growth Fund
Class A
12/31/2007+	$10.47	$0.00 (b)	$0.10	$0.10	$(0.01)	$0.00 (b)
7/05/2006 - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)	(0.14)
Class C
12/31/2007+	$10.42	$(0.04)	$0.09	$0.05	$0.00 (b)	$0.00 (b)
7/05/2006 - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)	(0.14)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.

72	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(0.86)	$0.00	(b)	$11.92	1.64%	$69,983	0.65	%*(c)	2.86%*	7%
—	(0.92)	0.00	(b)	12.57	14.82	70,370	0.72	(c)	1.98	17
—	(0.29)	0.00	(b)	11.78	9.03	65,643	0.65	(c)	1.65	6
—	(0.24)	0.00		11.08	6.84	48,049	0.65	(c)	2.04	25
—	(0.21)	0.00		10.60	16.21	35,618	0.65	(c)	2.34	23
—	(0.24)	0.00		9.28	3.15	11,675	0.65	(c)	2.86	13

$—	$(0.73)	$0.00	(b)	$11.99	1.34%	$77,631	1.40	%*(c)	2.03%*	7%
—	(0.76)	0.00	(b)	12.57	13.98	82,725	1.47	(c)	1.19	17
—	(0.20)	0.00	(b)	11.72	8.20	80,506	1.40	(c)	0.86	6
—	(0.16)	—		11.01	5.91	71,858	1.40	(c)	1.30	25
—	(0.16)	—		10.55	15.39	62,692	1.40	(c)	1.64	23
—	(0.18)	—		9.25	2.44	15,617	1.40	(c)	2.12	13

$—	$(0.73)	$0.00	(b)	$11.97	1.21%	$160,195	1.40	%*(c)	2.04%*	7%
—	(0.78)	0.00	(b)	12.55	14.06	168,495	1.47	(c)	1.23	17
—	(0.20)	0.00	(b)	11.72	8.21	140,987	1.40	(c)	0.87	6
—	(0.16)	—		11.01	5.92	120,586	1.40	(c)	1.31	25
—	(0.12)	—		10.55	15.35	100,419	1.40	(c)	1.61	23
—	(0.17)	—		9.25	2.40	39,761	1.40	(c)	2.10	13

$—	$(1.96)	$—		$20.54	7.13%	$460,770	1.08	%*	0.27%*	63%
—	(1.39)	0.00	(b)	21.00	14.18	448,379	1.08		0.21	150
—	—	0.00	(b)	19.71	9.95	361,002	1.12		0.19	161
—	(0.07)	—		17.93	10.58	271,755	1.11		0.48	137
—	—	—		16.28	16.04	174,260	1.11		(0.05)	148
—	—	—		14.03	(4.17)	147,590	1.10		(0.07)	161

$—	$(1.90)	$—		$18.73	6.69%	$59,458	1.83	%*	(0.48)%*	63%
—	(1.37)	0.00	(b)	19.33	13.36	60,862	1.83		(0.52)	150
—	—	0.00	(b)	18.35	9.10	75,309	1.87		(0.56)	161
—	(0.01)	—		16.82	9.74	67,785	1.86		(0.24)	137
—	—	—		15.34	15.25	70,884	1.86		(0.80)	148
—	—	—		13.31	(4.93)	63,258	1.85		(0.82)	161

$—	$(1.90)	$—		$18.77	6.74%	$139,232	1.83	%*	(0.48)%*	63%
—	(1.37)	0.00	(b)	19.37	13.33	134,475	1.83		(0.53)	150
—	—	0.00	(b)	18.39	9.14	138,280	1.87		(0.56)	161
—	(0.02)	—		16.85	9.74	111,461	1.86		(0.24)	137
—	—	—		15.37	15.22	101,288	1.86		(0.80)	148
—	—	—		13.34	(4.90)	85,969	1.85		(0.82)	161

$—	$(0.01)	$—		$10.56	0.96%	$4,906	1.10	%*	(0.08)%*	68%
—	(0.17)	—		10.47	14.60	1,704	1.11	*	(0.23)*	106

$—	$0.00 (b)	$—		$10.47	0.54%	$3,294	1.85	%*	(0.84)%*	68%
—	(0.15)	—		10.42	13.81	1,351	1.86	*	(0.91)*	106

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Mid-Cap Fund
Class A
12/31/2007+	$28.34	$(0.01)	$1.84	$1.83	$—	$(3.07)
6/30/2007	27.57	(0.01)	3.65	3.64	—	(2.87)
6/30/2006	24.47	(0.02)	3.12	3.10	—	—
6/30/2005	21.26	(0.02)	3.23	3.21	—	—
6/30/2004	17.28	(0.06)	4.04	3.98	—	—
6/30/2003	17.73	(0.05)	(0.40)	(0.45)	—	—
Class B
12/31/2007+	$25.97	$(0.11)	$1.68	$1.57	$—	$(3.07)
6/30/2007	25.68	(0.19)	3.35	3.16	—	(2.87)
6/30/2006	22.96	(0.20)	2.92	2.72	—	—
6/30/2005	20.10	(0.17)	3.03	2.86	—	—
6/30/2004	16.46	(0.19)	3.83	3.64	—	—
6/30/2003	17.03	(0.16)	(0.41)	(0.57)	—	—
Class C
12/31/2007+	$25.99	$(0.11)	$1.68	$1.57	$—	$(3.07)
6/30/2007	25.69	(0.20)	3.37	3.17	—	(2.87)
6/30/2006	22.97	(0.20)	2.92	2.72	—	—
6/30/2005	20.11	(0.17)	3.03	2.86	—	—
6/30/2004	16.47	(0.19)	3.83	3.64	—	—
6/30/2003	17.03	(0.16)	(0.40)	(0.56)	—	—
NACM Growth Fund
Class A
12/31/2007+	$15.20	$(0.01)	$1.20	$1.19	$—	$(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)
6/30/2005	11.94	0.01	1.06	1.07	—	(0.29)
6/30/2004	11.21	(0.07)	0.93	0.86	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.03)	1.24	1.21	—	—
Class B
12/31/2007+	$14.59	$(0.07)	$1.15	$1.08	$—	$(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)
6/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	—	—
Class C
12/31/2007+	$14.58	$(0.07)	$1.15	$1.08	$—	$(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)
6/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.

74	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(3.07)	$0.00	(b)	$27.10		6.35%	$334,784	1.08	%*	(0.10)%*	71%
—	(2.87)	0.00	(b)	28.34		14.52	334,271	1.09		(0.05)	164
—	—	0.00	(b)	27.57	(i)	12.67 (i)	353,019	1.11		(0.06)	174
—	—	—		24.47		15.10	209,885	1.11		(0.08)	140
—	—	—		21.26		23.03	145,095	1.11		(0.29)	165
—	—	—		17.28		(2.54)	109,110	1.11		(0.34)	155

$—	$(3.07)	$0.00	(b)	$24.47		5.97%	$62,605	1.83	%*	(0.85)%*	71%
—	(2.87)	0.00	(b)	25.97		13.67	64,763	1.84		(0.79)	164
—	—	0.00	(b)	25.68	(j)	11.85 (j)	85,023	1.86		(0.81)	174
—	—	—		22.96		14.23	61,076	1.86		(0.84)	140
—	—	—		20.10		22.11	63,988	1.86		(1.04)	165
—	—	—		16.46		(3.35)	56,490	1.86		(1.08)	155

$—	$(3.07)	$0.00	(b)	$24.49		5.92%	$102,211	1.83	%*	(0.85)%*	71%
—	(2.87)	0.00	(b)	25.99		13.71	102,361	1.84		(0.80)	164
—	—	0.00	(b)	25.69	(k)	11.84 (k)	122,217	1.86		(0.80)	174
—	—	—		22.97		14.22	88,789	1.86		(0.83)	140
—	—	—		20.11		22.10	79,106	1.86		(1.04)	165
—	—	—		16.47		(3.29)	69,989	1.86		(1.09)	155

$—	$(0.33)	$0.00	(b)	$16.06		7.82%	$11,725	1.16	%*	(0.15)%*	48%
—	(0.34)	0.00	(b)	15.20		20.79	9,411	1.17		0.12	168
—	(1.01)	0.00	(b)	12.89		9.46	945	1.16	(d)	0.07	152
—	(0.29)	—		12.72		8.95	587	1.23	(c)	0.10	274
—	(0.13)	—		11.94		7.71	481	1.26		(0.55)	160
—	—	—		11.21		12.10	81	1.25	*(f)	(0.28)*	167

$—	$(0.33)	$0.00	(b)	$15.34		7.39%	$9,404	1.90	%*	(0.90)%*	48%
—	(0.34)	0.00	(b)	14.59		19.96	6,483	1.93		(0.65)	168
—	(1.01)	0.00	(b)	12.47		8.50	1,560	1.91	(e)	(0.68)	152
—	(0.29)	—		12.44		8.23	1,400	1.97	(c)	(0.64)	274
—	(0.13)	—		11.76		6.87	672	2.00		(1.30)	160
—	—	—		11.13		11.30	160	2.00	*(g)	(0.95)*	167

$—	$(0.33)	$0.00	(b)	$15.33		7.40%	$9,295	1.90	%*	(0.90)%*	48%
—	(0.34)	0.00	(b)	14.58		19.88	6,923	1.93		(0.69)	168
—	(1.01)	0.00	(b)	12.47		8.60	918	1.91	(e)	(0.65)	152
—	(0.29)	—		12.43		8.15	486	1.98	(c)	(0.66)	274
—	(0.13)	—		11.76		6.87	357	2.01		(1.30)	160
—	—	—		11.13		11.30	118	2.00	*(h)	(1.00)*	167
(i)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Income & Growth Fund
Class A
12/31/2007+	$15.54	$0.34	$0.25	$0.59	$(0.30)	$(0.51)
02/28/2007 - 06/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)
Class C
12/31/2007+	$15.51	$0.29	$0.23	$0.52	$(0.25)	$(0.51)
02/28/2007 - 06/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)
NACM Mid-Cap Growth Fund
Class A
07/30/2007 - 12/31/2007+	$12.55	$0.01	$0.00	$0.01	$0.00	$(0.24)
Class C
7/30/2007 - 12/31/2007+	$12.55	$(0.05)	$0.02	$(0.03)	$—	$(0.24)
NFJ All-Cap Value Fund
Class A
12/31/2007+	$20.03	$0.18	$(2.28)	$(2.10)	$(0.31)	$(4.52)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)
6/30/2005	15.24	0.10	1.23	1.33	—	(0.83)
6/30/2004	12.36	0.02	3.32	3.34	(0.04)	(0.42)
7/19/2002 - 6/30/2003	10.00	0.07	2.51	2.58	(0.05)	(0.17)
Class B
12/31/2007+	$19.45	$0.10	$(2.21)	$(2.11)	$(0.15)	$(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	0.00 (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	0.00	(0.83)
6/30/2004	12.30	(0.08)	3.29	3.21	(0.03)	(0.42)
7/19/2002 - 6/30/2003	10.00	(0.02)	2.51	2.49	(0.02)	(0.17)
Class C
12/31/2007+	$19.45	$0.10	$(2.21)	$(2.11)	$(0.19)	$(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	0.00 (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	0.00	(0.83)
6/30/2004	12.29	(0.09)	3.29	3.20	(0.01)	(0.42)
7/19/2002 - 6/30/2003	10.00	(0.01)	2.50	2.49	(0.03)	(0.17)
NFJ Dividend Value Fund
Class A
12/31/2007+	$18.33	$0.21	$(0.92)	$(0.71)	$(0.20)	$(0.91)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
6/30/2004	10.47	0.29	2.04	2.33	(0.23)	(0.09)
6/30/2003	11.31	0.30	(0.31)	(0.01)	(0.33)	(0.50)
Class B
12/31/2007+	$18.25	$0.14	$(0.91)	$(0.77)	$(0.07)	$(0.91)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
6/30/2004	10.41	0.19	2.04	2.23	(0.16)	(0.09)
6/30/2003	11.29	0.23	(0.32)	(0.09)	(0.29)	(0.50)
Class C
12/31/2007+	$18.21	$0.14	$(0.90)	$(0.76)	$(0.07)	$(0.91)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
6/30/2004	10.40	0.19	2.04	2.23	(0.16)	(0.09)
6/30/2003	11.28	0.23	(0.31)	(0.08)	(0.30)	(0.50)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.

76	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$(0.81)	$—		$15.32	3.88%	$635	1.31	%*	4.39	%*	90%
—	(0.25)	—		15.54	5.19	246	1.33		5.40		127

$—	$(0.76)	$—		$15.27	3.44%	$515	2.05	%*	3.67	%*	90%
—	(0.24)	—		15.51	4.94	195	2.06		5.27		127

$—	$(0.24)	$—		$12.32	(2.70)%	$71	1.32	%*	0.10	%*	118%

$—	$(0.24)	$—		$12.28	(3.01)%	$10	2.07	%*	(0.95	)%*	118%

$—	$(4.83)	$0.00	(b)	$13.10	(10.79)%	$13,333	1.30	%*	1.94	%*	27%
—	(0.56)	0.00	(b)	20.03	18.76	8,636	1.33		1.36		122
—	(0.68)	0.00	(b)	17.36	14.70	4,452	1.32	(e)	0.90		55
—	(0.83)	0.02		15.76	8.77	2,696	1.38	(d)	0.61		150
—	(0.46)	—		15.24	27.33	1,545	1.40		0.17		145
—	(0.22)	—		12.36	26.06	36	1.41	*(c)	0.70	*	173

$—	$(4.67)	$0.00	(b)	$12.67	(11.15)%	$5,032	2.06	%*	1.10	%*	27%
—	(0.45)	0.00	(b)	19.45	17.89	6,174	2.08		0.60		122
—	(0.65)	0.00	(b)	16.90	13.78	4,515	2.07	(k)	0.15		55
—	(0.83)	0.02		15.45	7.99	2,657	2.12	(d)	(0.07)		150
—	(0.45)	—		15.06	26.39	1,237	2.15		(0.58)		145
—	(0.19)	—		12.30	25.09	52	2.16	*(e)	(0.19	)*	173

$—	$(4.71)	$0.00	(b)	$12.63	(11.17)%	$8,302	2.05	%*	1.14	%*	27%
—	(0.45)	0.00	(b)	19.45	17.86	8,359	2.08		0.61		122
—	(0.65)	0.00	(b)	16.90	13.78	5,727	2.07	(f)	0.14		55
—	(0.83)	0.02		15.45	7.99	5,155	2.12	(d)	(0.08)		150
—	(0.43)	—		15.06	26.36	2,107	2.15		(0.60)		145
—	(0.20)	—		12.29	25.12	103	2.16	*(f)	(0.14	)*	173

$—	$(1.11)	$0.00	(b)	$16.51	(4.00)%	$3,564,693	1.03	%*	2.32	%*	24%
—	(0.62)	0.00	(b)	18.33	23.78	3,480,442	1.05		2.25		29
—	(0.61)	0.00	(b)	15.35	16.73	1,002,333	1.10		2.50		26
—	(0.44)	—		13.71	13.54	268,945	1.17	(d)	2.28		30
—	(0.32)	—		12.48	22.46	88,569	1.20		2.40		36
—	(0.83)	—		10.47	0.49	12,878	1.20		3.07		43

$—	$(0.98)	$0.00	(b)	$16.50	(4.33)%	$413,434	1.78	%*	1.54	%*	24%
—	(0.45)	0.00	(b)	18.25	22.80	485,664	1.80		1.50		29
—	(0.46)	0.00	(b)	15.25	15.94	279,643	1.85		1.77		26
—	(0.36)	—		13.58	12.57	122,934	1.92	(d)	1.53		30
—	(0.25)	—		12.39	21.57	51,301	1.95		1.64		36
—	(0.79)	—		10.41	(0.27)	8,913	1.95		2.31		43

$—	$(0.98)	$0.00	(b)	$16.47	(4.34)%	$1,557,287	1.78	%*	1.55	%*	24%
—	(0.46)	0.00	(b)	18.21	22.81	1,747,103	1.80		1.50		29
—	(0.47)	0.00	(b)	15.23	15.84	712,851	1.85		1.77		26
—	(0.36)	—		13.58	12.70	270,801	1.92	(d)	1.53		30
—	(0.25)	—		12.38	21.57	88,221	1.95		1.64		36
—	(0.80)	—		10.40	(0.26)	17,843	1.95		2.32		43
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Large-Cap Value Fund
Class A
12/31/2007+	$20.69	$0.20	$(1.18)	$(0.98)	$(0.15)	$(0.29)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
6/30/2004	12.22	0.17	2.37	2.54	(0.18)	—
7/19/2002 - 6/30/2003	11.07	0.23	1.39	1.62	(0.21)	(0.26)
Class B
12/31/2007+	$20.56	$0.11	$(1.16)	$(1.05)	$(0.03)	$(0.29)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
6/30/2004	12.16	0.07	2.36	2.43	(0.10)	—
7/19/2002 - 6/30/2003	11.07	0.14	1.38	1.52	(0.17)	(0.26)
Class C
12/31/2007+	$20.56	$0.12	$(1.16)	$(1.04)	$(0.04)	$(0.29)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
6/30/2004	12.16	0.08	2.35	2.43	(0.10)	—
7/19/2002 - 6/30/2003	11.07	0.15	1.38	1.53	(0.18)	(0.26)
NFJ Mid-Cap Value Fund
Class A
12/31/2007+	$17.49	$0.12	$(1.83)	$(1.71)	$(0.14)	$(0.63)
8/22/2006 - 06/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)
Class C
12/31/2007+	$17.42	$0.08	$(1.85)	$(1.77)	$(0.07)	$(0.63)
8/22/2006 - 06/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
NFJ Small-Cap Value Fund
Class A
12/31/2007+	$34.77	$0.29	$(1.90)	$(1.61)	$(0.53)	$(2.99)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
6/30/2004	21.59	0.49	5.72	6.21	(0.27)	(0.23)
6/30/2003	21.51	0.35	(0.01)	0.34	(0.21)	(0.05)
Class B
12/31/2007+	$33.52	$0.16	$(1.84)	$(1.68)	$(0.28)	$(2.99)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.17	0.29	5.61	5.90	(0.19)	(0.23)
6/30/2003	21.19	0.19	(0.01)	0.18	(0.15)	(0.05)
Class C
12/31/2007+	$33.56	$0.16	$(1.84)	$(1.68)	$(0.29)	$(2.99)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.21	0.29	5.61	5.90	(0.19)	(0.23)
6/30/2003	21.23	0.20	(0.02)	0.18	(0.15)	(0.05)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

78	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$(0.44)	$0.00	(d)	$19.27	(4.73)%	$406,234	1.09	%*	1.95	%*	20%
—	(0.68)	0.00	(d)	20.69	21.09	211,263	1.12		1.63		26
—	(0.66)	0.00	(d)	17.69	15.23	36,954	1.12		1.85		32
—	(0.79)	0.01		15.97	15.24	17,189	1.16	(b)	1.49		35
—	(0.18)	—		14.58	20.92	3,723	1.20		1.25		99
—	(0.47)	—		12.22	14.85	431	1.20	*	2.12	*	54

$—	$(0.32)	$0.00	(d)	$19.19	(5.12)%	$42,996	1.84	%*	1.13	%*	20%
—	(0.52)	0.00	(d)	20.56	20.16	42,013	1.87		0.84		26
—	(0.51)	0.00	(d)	17.56	14.41	22,939	1.87		1.12		32
—	(0.71)	0.01		15.83	14.37	13,298	1.89	(b)	0.74		35
—	(0.10)	—		14.49	20.07	2,088	1.95		0.52		99
—	(0.43)	—		12.16	13.98	263	1.95	*	1.33	*	54

$—	$(0.33)	$0.00	(d)	$19.19	(5.14)%	$138,393	1.84	%*	1.17	%*	20%
—	(0.53)	0.00	(d)	20.56	20.17	95,578	1.87		0.86		26
—	(0.50)	0.00	(d)	17.58	14.45	32,171	1.87		1.10		32
—	(0.70)	0.01		15.83	14.33	16,576	1.91	(b)	0.73		35
—	(0.10)	—		14.49	20.05	3,612	1.95		0.56		99
—	(0.44)	—		12.16	14.02	735	1.95	*	1.39	*	54

$—	$(0.77)	$—		$15.01	(9.86)%	$6,410	1.28	%*	1.51	%*	43%
—	(0.35)	—		17.49	19.08	8,588	1.25		3.53		33

$—	$(0.70)	$—		$14.95	(10.23)%	$3,660	2.03	%*	0.92	%*	43%
—	(0.30)	—		17.42	18.29	3,028	2.00		2.31		33

$—	$(3.52)	$0.00	(d)	$29.64	(4.73)%	$1,693,091	1.22	%*	1.74	%*	14%
—	(3.07)	0.00	(d)	34.77	21.25	1,961,925	1.22		2.38		27
—	(2.99)	0.00	(d)	31.47	14.50	1,745,770	1.25		1.97		32
—	(1.99)	—		30.26	18.55	1,566,529	1.26	(c)	1.83		20
—	(0.50)	—		27.30	29.04	1,177,495	1.26		1.98		30
—	(0.26)	—		21.59	1.72	662,081	1.25		1.76		20

$—	$(3.27)	$0.00	(d)	$28.57	(5.08)%	$241,338	1.97	%*	0.99	%*	14%
—	(2.85)	0.00	(d)	33.52	20.37	288,895	1.97		1.62		27
—	(2.75)	0.00	(d)	30.46	13.64	294,769	2.00		1.20		32
—	(1.90)	—		29.36	17.66	321,909	2.01	(c)	1.05		20
—	(0.42)	—		26.65	28.11	328,265	2.01		1.19		30
—	(0.20)	—		21.17	0.95	249,479	2.00		0.99		20

$—	$(3.28)	$0.00	(d)	$28.60	(5.07)%	$509,171	1.97	%*	0.99	%*	14%
—	(2.85)	0.00	(d)	33.56	20.32	592,171	1.97		1.62		27
—	(2.77)	0.00	(d)	30.49	13.68	579,280	2.00		1.21		32
—	(1.90)	—		29.40	17.64	589,448	2.01	(c)	1.06		20
—	(0.42)	—		26.69	28.08	563,018	2.01		1.20		30
—	(0.20)	—		21.21	0.96	388,065	2.00		1.01		20
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Core Equity Fund
Class A
12/31/2007+	$12.67	$0.02	$(0.26)	$(0.24)	$0.00(b )	$(1.31)
6/30/2007	10.82	0.06	1.99	2.05	(0.03)	(0.17)
6/30/2006	10.25	0.14	0.61	0.75	(0.05)	(0.13)
3/31/2005 - 6/30/2005	10.00	0.02	0.23	0.25	—	—
Class C
12/31/2007+	$12.51	$(0.03)	$(0.25)	$(0.28)	$(0.02)	$(1.31)
6/30/2007	10.74	(0.03)	1.97	1.94	—	(0.17)
6/30/2006	10.23	(0.01)	0.68	0.67	(0.03)	(0.13)
3/31/2005 - 6/30/2005	10.00	—	0.23	0.23	—	—
OCC Equity Premium Strategy Fund
Class A
12/31/2007+	$9.47	$0.02	$(0.21)	$(0.19)	$—	$(0.31)
6/30/2007	8.29	0.04	1.72	1.76	—	(0.58)
6/30/2006	7.91	0.03	0.65	0.68	0.00 (b)	(0.30)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
6/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
6/30/2003	6.97	0.08	(0.45)	(0.37)	(0.09)	—
Class B
12/31/2007+	$9.18	$(0.02)	$(0.20)	$(0.22)	$—	$(0.31)
6/30/2007	8.10	(0.03)	1.69	1.66	—	(0.58)
6/30/2006	7.79	(0.03)	0.64	0.61	0.00 (b)	(0.30)
6/30/2005	7.47	0.01	0.35	0.36	(0.04)	—
6/30/2004	6.42	0.03	1.07	1.10	(0.05)	—
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—
Class C
12/31/2007+	$9.17	$(0.02)	$(0.20)	$(0.22)	$—	$(0.31)
6/30/2007	8.09	(0.03)	1.69	1.66	—	(0.58)
6/30/2006	7.79	(0.03)	0.63	0.60	0.00 (b)	(0.30)
6/30/2005	7.46	0.01	0.36	0.37	(0.04)	—
6/30/2004	6.42	0.03	1.06	1.09	(0.05)	—
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—
OCC Growth Fund
Class A
12/31/2007+	$28.22	$(0.01)	$2.00	$1.99	$—	$—
6/30/2007	22.63	(0.04)	5.63	5.59	—	—
6/30/2006	20.55	(0.04)	2.12	2.08	0.00 (b)	—
6/30/2005	19.94	0.04	0.57	0.61	—	—
6/30/2004	16.70	(0.06)	3.30	3.24	—	—
6/30/2003	18.10	(0.03)	(1.37)	(1.40)	—	—
Class B
12/31/2007+	$23.58	$(0.10)	$1.66	$1.56	$—	$—
6/30/2007	19.05	(0.19)	4.72	4.53	—	—
6/30/2006	17.43	(0.17)	1.79	1.62	0.00 (b)	—
6/30/2005	17.04	(0.09)	0.48	0.39	—	—
6/30/2004	14.38	(0.17)	2.83	2.66	—	—
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.50%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.72%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.86%.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.

80	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(1.31)	$0.00	(b)	$11.12		(2.03)%		$363	1.12	%*	0.28%*	60%
—	(0.20)	0.00	(b)	12.67		19.14		2,010	1.12		0.48	62
—	(0.18)	0.00	(b)	10.82		7.32		1,523	1.13	(m)	1.31	80
—	—	—		10.25		2.50		10	1.14	*(k)	0.74 *	13

$—	$(1.33)	$0.00	(b)	$10.90		(2.34)%		$577	1.85	%*	(0.53)%*	60%
—	(0.17)	0.00	(b)	12.51		18.22		470	1.87		(0.24)	62
—	(0.16)	0.00	(b)	10.74		6.59		144	1.86	(n)	(0.06)	80
—	—	—		10.23		2.30		10	1.92	*(l)	(0.04)*	13

$—	$(0.31)	$0.00	(b)	$8.97		(2.08)%		$25,100	1.27	%*	0.36%*	74%
—	(0.58)	—		9.47	(o)	21.84	(o)	29,137	1.28		0.40	135
—	(0.30)	0.00	(b)	8.29		8.52		26,588	1.31		0.40	149
—	(0.09)	—		7.91		5.55	(d)	24,160	1.34	(c)	0.92	24
—	(0.10)	—		7.58		17.96		25,300	1.36		1.14	83
—	(0.09)	—		6.51		(5.17)		23,125	1.36		1.37	84

$—	$(0.31)	$0.00	(b)	$8.65		(2.48)%		$13,982	2.02	%*	(0.39)%*	74%
—	(0.58)	—		9.18	(o)	20.95	(o)	15,734	2.03		(0.35)	135
—	(0.30)	0.00	(b)	8.10		7.84		15,882	2.05		(0.37)	149
—	(0.04)	—		7.79		4.77	(e)	19,530	2.09	(c)	0.17	24
—	(0.05)	—		7.47		17.12		23,837	2.11		0.38	83
—	(0.06)	—		6.42		(5.88)		17,237	2.11		0.60	84

$—	$(0.31)	$0.00	(b)	$8.64		(2.48)%		$17,783	2.02	%*	(0.39)%*	74%
—	(0.58)	—		9.17	(o)	20.98	(o)	22,093	2.03		(0.33)	135
—	(0.30)	0.00	(b)	8.09		7.71		18,582	2.05		(0.37)	149
—	(0.04)	—		7.79		4.91	(f)	23,390	2.09	(c)	0.17	24
—	(0.05)	—		7.46		16.93		28,626	2.11		0.38	83
—	(0.06)	—		6.42		(5.85)		23,619	2.11		0.61	84

$—	$—	$—		$30.21		7.05%		$128,117	1.15	%*	(0.09)%*	60%
—	—	0.00	(b)	28.22	(o)	24.70	(o)	107,105	1.16		(0.15)	79
—	—	0.00	(b)	22.63		10.12		82,137	1.17		(0.18)	115
—	—	—		20.55	(h)	3.06	(h)	85,553	1.16		0.19	39
—	—	—		19.94	(g)	19.40	(g)	101,505	1.16		(0.31)	71
—	—	—		16.70		(7.73)		94,428	1.16		(0.19)	70

$—	$—	$—		$25.14		6.62%		$30,843	1.90	%*	(0.85)%*	60%
—	—	0.00	(b)	23.58	(o)	23.78	(o)	25,740	1.91		(0.91)	79
—	—	0.00	(b)	19.05		9.29		28,831	1.92		(0.93)	115
—	—	—		17.43	(j)	2.29	(j)	41,545	1.91		(0.56)	39
—	—	—		17.04	(i)	18.50	(i)	57,743	1.91		(1.05)	71
—	—	—		14.38		(8.47)		65,651	1.91		(0.94)	70
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.18%.
(n)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.87%.
(o)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	81

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Growth Fund (cont.)
Class C
12/31/2007+	$23.58	$(0.10)	$1.67	$1.57	$—	$—
6/30/2007	19.05	(0.19)	4.72	4.53	—	—
6/30/2006	17.43	(0.17)	1.79	1.62	—	—
6/30/2005	17.04	(0.09)	0.48	0.39	—	—
6/30/2004	14.38	(0.17)	2.83	2.66	—	—
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—
OCC Opportunity Fund
Class A
12/31/2007+	$31.20	$(0.07)	$(1.16)	$(1.23)	$—	$(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	—	(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—	—
6/30/2005	20.99	(0.22)	1.42	1.20	—	—
6/30/2004	15.49	(0.19)	5.69	5.50	—	—
6/30/2003	15.01	(0.13)	0.61	0.48	—	—
Class B
12/31/2007+	$24.42	$(0.15)	$(0.90)	$(1.05)	$—	$(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	—	(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—	—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
6/30/2004	12.56	(0.28)	4.61	4.33	—	—
6/30/2003	12.26	(0.19)	0.49	0.30	—	—
Class C
12/31/2007+	$24.42	$(0.15)	$(0.91)	$(1.06)	$—	$(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	—	(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—	—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
6/30/2004	12.56	(0.27)	4.60	4.33	—	—
6/30/2003	12.26	(0.19)	0.49	0.30	—	—
OCC Small-Cap Value Fund
Class A
10/31/2007 - 12/31/2007+	$15.00	$0.06	$(0.70)	$(0.64)	$—	$—
Class C
10/31/2007 - 12/31/2007+	$15.00	$0.02	$(0.68)	$(0.66)	$—	$—
OCC Target Fund
Class A
12/31/2007+	$24.98	$(0.05)	$1.33	$1.28	$—	$(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—	—
6/30/2006	17.84	(0.15)	2.02	1.87	—	—
6/30/2005	17.17	(0.12)	0.79	0.67	—	—
6/30/2004	13.34	(0.12)	3.95	3.83	—	—
6/30/2003	13.32	(0.08)	0.10	0.02	—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(e)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.49%.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(g)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.
(j)	Repayments by the Adviser increased the total return by 0.03%.
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(l)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.

82	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$—	$—		$25.15		6.66%		$434,656	1.90	%*	(0.85)%*	60%
—	—	0.00	(n)	23.58	(u)	23.78	(u)	425,999	1.91		(0.91)	79
—	—	0.00	(n)	19.05		9.29		411,731	1.92		(0.93)	115
—	—	—		17.43	(c)	2.29	(c)	480,947	1.91		(0.56)	39
—	—	—		17.04	(b)	18.50	(b)	611,348	1.91		(1.06)	71
—	—	—		14.38		(8.47)		648,456	1.91		(0.94)	70

$—	$(3.25)	$0.00	(n)	$26.72		(3.89)%		$68,747	1.31	%*	(0.49)%*	96%
—	(0.54)	0.00	(n)	31.20		24.85		69,160	1.32		(1.00)	148
—	—	0.00	(n)	25.47	(o)	14.78	(o)	55,768	1.32		(1.02)	171
—	—	—		22.19		5.72	(d)	52,118	1.31		(1.04)	139
—	—	—		20.99		35.51	(e)	60,781	1.31		(1.00)	184
—	—	—		15.49		3.20		44,297	1.31		(1.08)	214

$—	$(3.25)	$0.00	(n)	$20.12		(4.28)%		$14,662	2.06	%*	(1.23)%*	96%
—	(0.54)	0.00	(n)	24.42		23.91		17,107	2.07		(1.76)	148
—	—	0.00	(n)	20.19	(p)	13.94	(p)	19,062	2.07		(1.77)	171
—	—	—		17.72		4.91	(f)	18,253	2.06		(1.79)	139
—	—	—		16.89		34.47	(g)	23,073	2.07		(1.77)	184
—	—	—		12.56		2.45		12,962	2.06		(1.83)	214

$—	$(3.25)	$0.00	(n)	$20.11		(4.27)%		$132,366	2.06	%*	(1.23)%*	96%
—	(0.54)	0.00	(n)	24.42		23.97		147,960	2.07		(1.75)	148
—	—	0.00	(n)	20.18	(q)	13.88	(q)	139,516	2.07		(1.77)	171
—	—	—		17.72		4.91	(f)	145,669	2.06		(1.79)	139
—	—	—		16.89		34.47	(g)	173,643	2.06		(1.74)	184
—	—	—		12.56		2.45		142,354	2.06		(1.83)	214

$—	$—	$—		$14.36		(4.27)%		$35	1.29	%*	2.37%*	7%

$—	$—	$—		$14.34		(4.40)%		$9	2.04	%*	0.71%*	7%

$—	$(2.38)	$0.00	(n)	$23.88		5.10%		$183,850	1.20	%*	(0.41)%*	64%
—	—	0.00	(n)	24.98		26.74		175,023	1.21		(0.55)	114
—	—	0.00	(n)	19.71	(r)	10.48	(r)	169,007	1.22		(0.75)	134
—	—	—		17.84		3.90	(h)	186,300	1.21		(0.70)	103
—	—	—		17.17		28.71	(i)	209,123	1.21		(0.77)	96
—	—	—		13.34		0.15		148,721	1.21		(0.71)	105
(m)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.
(n)	Less than $0.01 per share.
(o)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.
(p)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.
(q)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.
(r)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(s)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(t)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.
(u)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	83

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Target Fund (cont.)
Class B
12/31/2007+	$21.44	$(0.13)	$1.15	$1.02	$—	$(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—	—
6/30/2006	15.55	(0.25)	1.74	1.49	—	—
6/30/2005	15.07	(0.21)	0.69	0.48	—	—
6/30/2004	11.80	(0.21)	3.48	3.27	—	—
6/30/2003	11.86	(0.15)	0.09	(0.06)	—	—
Class C
12/31/2007+	$21.44	$(0.13)	$1.14	$1.01	$—	$(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—	—
6/30/2006	15.54	(0.25)	1.75	1.50	—	—
6/30/2005	15.07	(0.21)	0.68	0.47	—	—
6/30/2004	11.79	(0.21)	3.49	3.28	—	—
6/30/2003	11.86	(0.15)	0.08	(0.07)	—	—
OCC Value Fund
Class A
12/31/2007+	$18.31	$0.11	$(1.91)	$(1.80)	$(0.18)	$(2.83)
6/30/2007	16.09	0.19	3.47	3.66	(0.20)	(1.24)
6/30/2006	17.25	0.17	1.19	1.36	(0.17)	(2.35)
6/30/2005	17.16	0.14	0.48	0.62	(0.07)	(0.46)
6/30/2004	12.71	0.10	4.41	4.51	(0.06)	—
6/30/2003	13.75	0.10	(0.56)	(0.46)	—	(0.58)
Class B
12/31/2007+	$17.54	$0.04	$(1.82)	$(1.78)	$(0.06)	$(2.83)
6/30/2007	15.47	0.06	3.33	3.39	(0.08)	(1.24)
6/30/2006	16.70	0.05	1.13	1.18	(0.06)	(2.35)
6/30/2005	16.69	0.01	0.48	0.49	(0.02)	(0.46)
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)	—
6/30/2003	13.55	0.01	(0.56)	(0.55)	0.00	(0.58)
Class C
12/31/2007+	$17.58	$0.04	$(1.83)	$(1.79)	$(0.06)	$(2.83)
6/30/2007	15.50	0.06	3.34	3.40	(0.08)	(1.24)
6/30/2006	16.70	0.05	1.14	1.19	(0.04)	(2.35)
6/30/2005	16.70	0.01	0.47	0.48	(0.02)	(0.46)
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)	—
6/30/2003	13.55	0.01	(0.55)	(0.54)	—	(0.58)
RCM Large-Cap Growth Fund
Class A
12/31/2007+	$15.04	$0.01	$0.87	$0.88	$(0.03)	$(1.20)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)	(0.74)
6/30/2006	12.68	0.00 (c)	0.99	0.99	0.00 (c)	—
6/30/2005	12.13	0.02	0.54	0.56	(0.01)	—
6/30/2004	10.89	(0.02)	1.29	1.27	(0.03)	—
6/30/2003	10.94	0.02	(0.03)	(0.01)	(0.03)	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.01 per share and the total return by 0.05%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.

84	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(2.38)	$0.00	(n)	$20.08		4.72%	$38,171	1.95	%*	(1.19)%*	64%
—	—	0.00	(n)	21.44		25.82	50,506	1.96		(1.31)	114
—	—	0.00	(n)	17.04	(s)	9.58 (s)	62,324	1.97		(1.50)	134
—	—	—		15.55		3.19 (j)	80,594	1.96		(1.45)	103
—	—	—		15.07		27.71 (k)	106,709	1.96		(1.52)	96
—	—	—		11.80		(0.51)	105,896	1.96		(1.47)	105

$—	$(2.38)	$0.00	(n)	$20.07		4.68%	$424,998	1.95	%*	(1.16)%*	64%
—	—	0.00	(n)	21.44		25.82	432,836	1.96		(1.30)	114
—	—	0.00	(n)	17.04	(t)	9.65 (t)	422,314	1.97		(1.50)	134
—	—	—		15.54		3.12 (l)	489,743	1.96		(1.45)	103
—	—	—		15.07		27.82 (m)	600,439	1.96		(1.52)	96
—	—	—		11.79		(0.59)	538,347	1.96		(1.46)	105

$—	$(3.01)	$0.00	(c)	$13.50		(9.87)%	$472,704	1.10	%*	1.24%*	53%
—	(1.44)	0.00	(c)	18.31		23.19	628,659	1.10		1.09	95
—	(2.52)	0.00	(c)	16.09		8.11	612,706	1.11		1.03	63
—	(0.53)	—		17.25	(d)	3.60 (d)	930,699	1.11	(e)	0.80	101
—	(0.06)	—		17.16		35.58	867,400	1.11		0.61	67
—	(0.58)	—		12.71		(2.80)	275,622	1.10		0.87	152

$—	$(2.89)	$0.00	(c)	$12.87		(10.21)%	$280,664	1.85	%*	0.49%*	53%
—	(1.32)	0.00	(c)	17.54		22.27	377,067	1.85		0.34	95
—	(2.41)	0.00	(c)	15.47		7.23	383,135	1.86		0.30	63
—	(0.48)	—		16.70	(f)	2.87 (f)	506,068	1.86	(e)	0.05	101
—	(0.02)	—		16.69		34.55	475,577	1.86		(0.14)	67
0.00	(0.58)	0.00		12.42		(3.53)	241,311	1.85		0.12	152

$—	$(2.89)	$0.00	(c)	$12.90		(10.23)%	$353,516	1.85	%*	0.49%*	53%
—	(1.32)	0.00	(c)	17.58		22.28	468,853	1.85		0.34	95
—	(2.39)	0.00	(c)	15.50		7.31	484,061	1.86		0.28	63
—	(0.48)	—		16.70	(g)	2.82 (g)	728,865	1.86	(e)	0.05	101
—	(0.02)	—		16.70		34.53	699,047	1.86		(0.14)	67
—	(0.58)	—		12.43		(3.45)	315,256	1.85		0.12	152

$—	$(1.23)	$0.00	(c)	$14.69		5.80%	$52,366	1.10	%*	0.09%*	32%
—	(0.78)	0.00	(c)	15.04		16.06	51,136	1.11		0.11	54
—	—	0.00	(c)	13.67		7.82	56,247	1.12		0.01	74
—	(0.01)	—		12.68		4.65	43,387	1.18	(b)	0.17	118
—	(0.03)	—		12.13		11.66	37,102	1.21		(0.13)	82
(0.01)	(0.04)	—		10.89		(0.05)	19,560	1.20		0.15	25
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.
(j)	Repayments by the Adviser increased the total return by 0.03%.
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(l)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(m)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.
(n)	Less than $0.01 per share.
(s)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(t)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	85

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains
RCM Large-Cap Growth Fund (cont.)
Class B
12/31/2007+	$14.55	$(0.05)	$0.84	$0.79	$—		$(1.20)
6/30/2007	13.30	(0.09)	2.08	1.99	—		(0.74)
6/30/2006	12.44	(0.10)	0.96	0.86	0.00	(c)	—
6/30/2005	11.98	(0.07)	0.53	0.46	—		—
6/30/2004	10.80	(0.10)	1.28	1.18	—		—
6/30/2003	10.91	(0.07)	(0.02)	(0.09)	(0.02)		—
Class C
12/31/2007+	$14.57	$(0.05)	$0.85	$0.80	$—		$(1.20)
6/30/2007	13.33	(0.09)	2.07	1.98	—		(0.74)
6/30/2006	12.46	(0.10)	0.97	0.87	0.00	(c)	—
6/30/2005	12.00	(0.07)	0.53	0.46	—		—
6/30/2004	10.82	(0.11)	1.29	1.18	—		—
6/30/2003	10.90	(0.07)	(0.01)	(0.08)	—		—
RCM Mid-Cap Fund
Class A
12/31/2007+	$2.87	$(0.01)	$0.02	$0.01	$—		$(0.03)
6/30/2007	2.89	(0.01)	0.57	0.56	—		(0.58)
6/30/2006	2.58	(0.02)	0.33	0.31	—		—
6/30/2005	2.48	(0.01)	0.11	0.10	—		—
6/30/2004	2.04	(0.02)	0.46	0.44	—		—
6/30/2003	1.99	(0.02)	0.07	0.05	—		—
Class B
12/31/2007+	$2.78	$(0.02)	$0.02	$—	$—		$(0.03)
06/30/2007	2.83	(0.03)	0.56	0.53	0.00		(0.58)
6/30/2006	2.55	(0.04)	0.32	0.28	—		—
6/30/2005	2.47	(0.03)	0.11	0.08	—		—
6/30/2004	2.04	(0.04)	0.47	0.43	—		—
6/30/2003	2.00	(0.03)	0.07	0.04	—		—
Class C
12/31/2007+	$2.77	$(0.02)	$0.01	$(0.01)	$—		$(0.03)
6/30/2007	2.82	(0.03)	0.56	0.53	—		(0.58)
6/30/2006	2.54	(0.04)	0.32	0.28	—		—
6/30/2005	2.47	(0.03)	0.10	0.07	—		—
6/30/2004	2.04	(0.04)	0.47	0.43	—		—
6/30/2003	2.00	(0.03)	0.07	0.04	—		—
RCM Strategic Growth Fund
Class A
12/31/2007+	$16.18	$(0.06)	$1.95	$1.89	$—		$(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—		—
3/31/2006 - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—		—
Class C
12/31/2007+	$16.03	$(0.13)	$1.92	$1.79	$—		$(0.51)
6/30/2007	13.53	(0.16)	2.66	2.50	—		—
3/31/2006 - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—		—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.

86	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(1.20)	$0.00	(c)	$14.14		5.37%	$11,175	1.85	%*	(0.66)%*	32%
—	(0.74)	0.00	(c)	14.55		15.30	10,770	1.86		(0.64)	54
—	—	0.00	(c)	13.30		6.92	11,034	1.87		(0.73)	74
—	—	—		12.44		3.84	8,357	1.93	(b)	(0.59)	118
—	—	—		11.98		10.94	8,381	1.96		(0.89)	82
—	(0.02)	—		10.80		(0.84)	4,384	1.95		(0.64)	25

$—	$(1.20)	$0.00	(c)	$14.17		5.43%	$10,692	1.85	%*	(0.66)%*	32%
—	(0.74)	0.00	(c)	14.57		15.19	10,862	1.86		(0.64)	54
—	—	0.00	(c)	13.33		6.99	10,312	1.87		(0.74)	74
—	—	—		12.46		3.83	7,857	1.93	(b)	(0.59)	118
—	—	—		12.00		10.93	7,821	1.96		(0.91)	82
—	—	—		10.82		(0.73)	3,699	1.95		(0.68)	25

$—	$(0.03)	$—		$2.85		0.28%	$3,774	1.13	%*	(0.37)%*	46%
—	(0.58)	0.00	(c)	2.87		21.69	3,640	1.17		(0.49)	102
—	—	0.00	(c)	2.89	(d)	12.02 (d)	4,046	1.15		(0.52)	161
—	—	—		2.58		4.03	3,336	1.22	(b)	(0.59)	147
—	—	—		2.48		21.57	2,836	1.23		(0.78)	145
—	—	—		2.04		2.51	847	1.23		(0.85)	132

$—	$(0.03)	$—		$2.75		(0.07)%	$2,372	1.88	%*	(1.12)%*	46%
0.00	(0.58)	0.00	(c)	2.78		21.08	2,412	1.92		(1.24)	102.00
—	—	0.00	(c)	2.83	(e)	10.98 (e)	2,655	1.90		(1.26)	161
—	—	—		2.55		3.24	1,642	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08	2,083	1.98		(1.51)	145
—	—	—		2.04		2.00	378	1.98		(1.58)	132

$—	$(0.03)	$—		$2.73		(0.43)%	$2,722	1.88	%*	(1.13)%*	46%
—	(0.58)	0.00	(c)	2.77		21.17	2,764	1.92		(1.25)	102
—	—	0.00	(c)	2.82	(f)	11.02 (f)	3,483	1.90		(1.26)	161
—	—	—		2.54		2.83	2,335	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08	2,627	1.98		(1.53)	145
—	—	—		2.04		2.00	775	1.98		(1.60)	132

$—	$(0.51)	$—		$17.56		11.69%	$1,781	1.77	%*	(0.67)%*	48%
—	—	—		16.18		19.23	810	1.69		(0.37)	177
—	—	—		13.56		(9.53)	403	1.64	*	(0.44)*	113

$—	$(0.51)	$—		$17.31		11.18%	$601	2.55	%*	(1.44)%*	48%
—	—	—		16.03		18.39	68	2.42		(1.03)	177
—	—	—		13.53		(9.73)	9	2.48	*	(1.47)*	113
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	87

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, excluding Allianz Global Investors Multi-Style, NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Allianz Global Investors Multi-Style, NACM Income & Growth Fund, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years are reduced by the excess of current-year capital gains over current year capital losses.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been

88	Allianz Funds Semiannual Report	12.31.07

reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$6,407; NFJ Dividend Value Fund—$246,455; NFJ Mid-Cap Value Fund—$2,509; NFJ Small-Cap Value Fund—$144,553; OCC Core Equity Fund—$261; OCC Equity Premium Strategy Fund—$388; OCC Growth Fund—$11,822; and RCM Strategic Growth Fund—$127.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.

Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds, except the Allianz Global Investors Multi-Style Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG, the Trust’s securities lending agent. Dresdner Bank AG is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner Bank AG for its services as securities lending agent for the six months ended December 31, 2007 was $907,438. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner Bank AG and the Adviser, and administered by

12.31.07	Allianz Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%		0.25%		N/A	0.40%	0.40%	N/A
NACM Mid-Cap Growth Fund	0.65%		0.25%		N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%	(4)	0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%		N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(5)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%		N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Small-Cap Value Fund	0.65%		0.25%		N/A	0.40%	0.40%	0.40%
OCC Target Fund	0.55%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%		0.25%		0.25%	0.40%	0.40%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Fund’s Administrative Fee below 0.10%.

(4)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(5)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

90	Allianz Funds Semiannual Report	12.31.07

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $1,671,399 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the

12.31.07	Allianz Funds Semiannual Report	91

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$28,585	$23,288
CCM Capital Appreciation Fund	1,016,211	1,091,189
CCM Focused Growth Fund	83,182	47,082
CCM Mid-Cap Fund	944,852	957,955
NACM Growth Fund	19,406	13,436
NACM Income & Growth Fund	20,339	19,237
NACM Mid-Cap Growth Fund	52,438	30,152
NFJ All-Cap Value Fund	12,121	11,273
NFJ Dividend Value Fund	2,567,427	2,065,098
NFJ Large-Cap Value Fund	652,412	161,047
NFJ Mid-Cap Value Fund	6,057	8,136
NFJ Small-Cap Value Fund	612,985	704,373
OCC Core Equity Fund	4,267	5,799
OCC Equity Premium Strategy Fund	47,869	52,489
OCC Growth Fund	364,458	355,171
OCC Opportunity Fund	272,270	249,150
OCC Small-Cap Value Fund	1,093	65
OCC Target Fund	427,336	463,846
OCC Value Fund	875,553	1,153,374
RCM Large-Cap Growth Fund	167,716	215,772
RCM Mid-Cap Fund	38,991	41,870
RCM Strategic Growth Fund	3,561	2,147

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income &Growth Fund		OCC Equity PremiumStrategy Fund		OCC Target Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	990	$137	4,215	$436	—	—
Sales	1,882	250	12,060	1,757	1,500	172
Closing Buys	(1,268)	(183)	(3,280)	(424)	(1,500)	(172)
Exercises	—	—	—	—	—	—
Expirations	(734)	(84)	(10,825)	(1,328)	—	—
Balance at 12/31/2007	870	$120	2,170	$441	—	—

	RCM Large-CapGrowth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Contracts
Balance at 6/30/2007	17,113	$2,973	190	$42
Sales	46,991	14,488	1,806	496
Closing Buys	(19,890)	(4,022)	(585)	(164)
Exercises	—	—	—	—
Expirations	(755)	(572)	(390)	(55)
Balance at 12/31/2007	43,459	$12,867	1,021	$319

92	Allianz Funds Semiannual Report	12.31.07

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/ trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-Adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

12.31.07	Allianz Funds Semiannual Report	93

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

7.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Allianz Global Investors Multi-Style	$295,189	$31,281	$(2,533)	$28,748
CCM Capital Appreciation	1,579,467	296,253	(21,529)	274,724
CCM Focused Growth	87,477	7,159	(1,406)	5,753
CCM Mid-Cap	1,473,466	240,356	(41,118)	199,238
NACM Growth	30,599	4,082	(1,159)	2,923
NACM Income & Growth	23,493	611	(1,156)	(545)
NACM Mid-Cap Growth	23,411	2,861	(1,318)	1,543
NFJ All-Cap Value	50,639	1,403	(5,569)	(4,166)
NFJ Dividend Value	8,808,726	761,981	(654,095)	107,886
NFJ Large-Cap Value	1,114,257	66,943	(69,551)	(2,608)
NFJ Mid-Cap Value	13,783	477	(1,931)	(1,454)
NFJ Small-Cap Value	4,729,200	977,599	(260,112)	717,487
OCC Core Equity	5,873	857	(338)	519
OCC Equity Premium Strategy	69,003	4,326	(5,478)	(1,152)
OCC Growth	632,767	107,978	(18,749)	89,229
OCC Opportunity	325,289	39,895	(16,587)	23,308
OCC Small-Cap Value	1,068	26	(69)	(43)
OCC Target	714,533	146,316	(20,446)	125,870
OCC Value	1,696,559	138,841	(195,653)	(56,812)
RCM Large-Cap Growth	491,022	106,010	(13,663)	92,347
RCM Mid-Cap	91,833	12,679	(3,589)	9,090
RCM Strategic Growth	5,621	908	(210)	698

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Multi-Style Fund				CCM Capital Appreciation Fund				CCM Focused Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	622	$7,863	1,754	$21,659	3,549	$75,379	10,054	$199,612	354	$3,735	172	$1,769
Class B	456	5,748	1,162	14,324	307	6,051	281	5,122	—	—	—	—
Class C	998	12,539	3,159	38,911	544	10,684	1,008	18,521	194	2,049	143	1,455
Other Classes	408	4,989	1,190	14,413	7,142	154,990	10,542	212,336	3,562	38,715	4,925	48,392
Issued in reinvestment of dividends and distributions
Class A	313	3,760	332	4,115	1,105	22,973	786	15,304	— *	3	— *	2
Class B	279	3,369	298	3,678	227	4,295	211	3,783	—	—	—	—
Class C	622	7,483	657	8,113	558	10,576	452	8,135	— *	1	— *	2
Other Classes	81	962	55	682	3,866	81,687	3,034	59,955	10	110	12	111
Cost of shares redeemed
Class A	(662)	(8,374)	(2,061)	(25,633)	(3,567)	(77,719)	(7,808)	(154,751)	(52)	(562)	(9)	(99)
Class B	(847)	(10,709)	(1,749)	(21,451)	(508)	(10,072)	(1,447)	(26,501)	—	—	—	—
Class C	(1,667)	(20,989)	(2,421)	(29,690)	(629)	(12,380)	(2,037)	(37,469)	(9)	(95)	(13)	(140)
Other Classes	(223)	(2,804)	(259)	(3,205)	(9,763)	(214,849)	(11,233)	(227,257)	(479)	(5,126)	(484)	(4,852)
Net increase (decrease) resulting from Fund share transactions	380	$3,837	2,117	$25,916	2,831	$51,615	3,843	$76,790	3,580	$38,830	4,746	$46,640

94	Allianz Funds Semiannual Report	12.31.07

	CCM Mid-Cap Fund				NACM Growth Fund				NACM Income & Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)			Period from 2/28/2007† to 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares		Amount

Shares sold
Class A	1,371	$39,473	3,722	$98,464	274	$4,396	679	$9,667	25		$383	16		$247
Class B	202	5,167	223	5,510	194	2,996	350	4,840	—		—	—		—
Class C	213	5,574	396	9,747	180	2,773	428	5,921	20		316	13		194
Other Classes	4,757	142,017	6,999	191,497	40	665	95	1,386	—		—	1,334		20,015
Issued in reinvestment of dividends and distributions
Class A	1,138	31,095	1,229	30,942	12	197	5	67	—	*	19	—	*	3
Class B	233	5,754	287	6,663	10	151	5	62	—		—	—		—
Class C	401	9,914	445	10,307	9	145	3	44	1		15	—	*	2
Other Classes	3,079	86,994	2,923	75,566	3	45	2	31	74		1133	21		327
Cost of shares redeemed
Class A	(1,946)	(56,259)	(5,963)	(158,410)	(175)	(2,734)	(138)	(1,968)	—	*	(5)	—		—
Class B	(370)	(9,778)	(1,328)	(32,502)	(35)	(532)	(36)	(488)	—		—	—		—
Class C	(379)	(9,958)	(1,659)	(40,606)	(58)	(859)	(30)	(399)	—		—	—		—
Other Classes	(4,189)	(123,411)	(11,304)	(307,175)	(12)	(204)	(31)	(461)	—	*	(5)	—		—
Net increase (decrease) resulting from Fund share transactions	4,510	$126,582	(4,030)	$(109,997)	442	$7,039	1,332	$18,702	120		$1,856	1,384		$20,788

	NACM Mid-Cap Growth Fund								NFJ All-Cap Value Fund
	Six months ended 12/31/2007 (unaudited)			Period from 4/1/2007† to 6/30/2007			Year ended 3/31/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares		Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	6		$73	—		$—	—	$—	609	$9,507	263	$5,077
Class B	—		—	—		—	—	—	59	996	119	2,168
Class C	1		10	—		—	—	—	184	3,139	175	3,279
Other Classes	2,360		30,166	—	*	1	— *	3	148	2,810	657	12,183
Issued in reinvestment of dividends and distributions
Class A	—	*	1	—		—	—	—	169	2,288	7	143
Class B	—		—	—		—	—	—	87	1,128	6	115
Class C	—	*	— *	—		—	—	—	155	2,021	7	137
Other Classes	77		968	—		—	11	134	344	4,747	75	1,447
Cost of shares redeemed
Class A	—	*	(1)	—		—	—	—	(191)	(3,031)	(96)	(1,854)
Class B	—		—	—		—	—	—	(66)	(1,175)	(75)	(1,384)
Class C	—		—	—		—	—	—	(112)	(1,853)	(91)	(1,695)
Other Classes	(663)		(13,851)	—	*	(1)	(26)	(318)	(439)	(6,872)	(1,694)	(32,817)
Net increase (decrease) resulting from Fund share transactions	1,781		$17,366	—		$—	(15)	$(181)	947	$13,705	(647)	$(13,201)

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Fund’s fiscal year end changed from March 31 to June 30.

12.31.07	Allianz Funds Semiannual Report	95

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	46,930	$838,614	143,766	$2,444,186	13,248	$267,001	8,803	$173,666	125	$2,075	505	$8,337
Class B	546	9,573	10,984	182,640	479	9,566	1,029	19,671	—	—	—	—
Class C	4,111	71,733	54,315	907,177	3,037	60,673	3,192	62,559	114	1,881	179	2,997
Other Classes	46,624	833,070	152,181	2,634,688	16,037	323,934	10,863	212,246	10	181	290	4,698
Issued in reinvestment of dividends and distributions
Class A	11,124	189,166	3,743	64,903	349	6,837	144	2,814	15	228	6	95
Class B	1,033	17,495	455	7,783	29	561	36	699	—	—	—	—
Class C	3,587	60,647	1,394	23,894	74	1,444	52	993	8	125	1	17
Other Classes	10,544	180,831	3,441	60,313	456	8,968	127	2,488	8	116	5	89
Cost of shares redeemed
Class A	(32,121)	(567,342)	(22,880)	(396,374)	(2,728)	(54,380)	(826)	(16,013)	(204)	(3,292)	(20)	(342)
Class B	(3,141)	(55,064)	(3,165)	(53,893)	(311)	(6,173)	(327)	(6,269)	0	0	0	0
Class C	(9,057)	(158,040)	(6,584)	(112,494)	(547)	(10,821)	(425)	(8,207)	(51)	(822)	(6)	(91)
Other Classes	(32,481)	(577,099)	(24,944)	(437,530)	(3,642)	(72,223)	(1,571)	(31,099)	(173)	(2,780)	(4)	(76)
Net increase (decrease) resulting from Fund share transactions	47,699	$843,584	312,706	$5,325,293	26,481	$535,387	21,097	$413,548	(148)	$(2,288)	956	$15,724

	NFJ Small-Cap Value Fund				OCC Core Equity Fund				OCC Equity Premium Strategy Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	4,891	$161,690	12,179	$395,827	8	$93	18	$212	194	$1,823	1,048	$9,145
Class B	127	3,812	227	7,069	—	—	—	—	82	747	217	1,905
Class C	649	19,630	996	31,089	21	240	38	427	81	736	612	5,456
Other Classes	12,346	415,083	17,179	570,144	198	2,204	126	1,313	84	787	87	780
Issued in reinvestment of dividends and distributions
Class A	5,143	155,348	4,365	139,211	2	28	2	30	82	765	167	1,504
Class B	710	20,572	661	20,322	—	—	—	—	48	430	99	868
Class C	1,280	37,124	1,116	34,354	3	33	— *	3	62	555	129	1,130
Other Classes	5,846	180,416	4,066	131,861	57	640	7	93	13	123	25	225

Cost of shares redeemed
Class A	(9,335)	(315,420)	(15,583)	(506,638)	(136)	(1,764)	(2)	(26)	(553)	(5,172)	(1,348)	(11,846)
Class B	(1,010)	(32,693)	(1,947)	(61,175)	—	—	—	—	(228)	(2,056)	(561)	(4,867)
Class C	(1,772)	(57,347)	(3,463)	(108,865)	(9)	(104)	(13)	(160)	(495)	(4,427)	(627)	(5,438)
Other Classes	(12,172)	(402,051)	(10,141)	(334,926)	(1)	(8)	—	—	(74)	(705)	(467)	(4,040)
Net increase resulting from Fund share transactions	6,703	$186,164	9,655	$318,273	143	$1,362	176	$1,892	(704)	$(6,394)	(619)	$(5,178)

96	Allianz Funds Semiannual Report	12.31.07

	OCC Growth Fund				OCC Opportunity Fund				OCC Small-Cap Value Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Period from 10/31/2007† to 12/31/2007 (Unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,000	$29,327	1,008	$26,242	440	$13,385	782	$21,886	2	$37
Class B	403	9,913	212	4,631	59	1,406	86	1,864	—	—
Class C	522	12,841	454	9,797	226	4,945	235	5,167	1	10
Other Classes	244	6,437	559	13,771	1,745	40,732	288	6,784	67	1,010
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	235	6,274	34	978	—	—
Class B	—	—	—	—	85	1,711	16	353	—	—
Class C	—	—	—	—	754	15,169	125	2,742	—	—
Other Classes	—	—	—	—	172	3,878	37	885	—	—

Cost of shares redeemed
Class A	(554)	(16,410)	(843)	(21,312)	(318)	(9,634)	(790)	(21,932)	—	—
Class B	(268)	(6,563)	(633)	(13,324)	(115)	(2,763)	(346)	(7,457)	—	—
Class C	(1,301)	(31,842)	(4,000)	(83,901)	(458)	(10,795)	(1,212)	(25,807)	—	—
Other Classes	(224)	(5,985)	(177)	(3,762)	(282)	(6,980)	(1,218)	(29,056)	—	—
Net increase (decrease) resulting from Fund share transactions	(178)	$(2,282)	(3,420)	$(67,858)	2,543	$57,328	(1,963)	$(43,593)	70	$1,057

	OCC Target Fund				OCC Value Fund				RCM Large-Cap Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	962	$24,741	1,139	$25,475	1,865	$30,613	5,312	$93,155	772	$11,995	1,714	$24,429
Class B	146	3,231	90	1,753	457	6,279	877	14,826	73	1,093	106	1,460
Class C	584	12,158	370	7,081	1,181	16,517	1,481	25,022	50	743	162	2,259
Other Classes	84	2,234	61	1,419	1,169	20,173	6,914	122,463	7,561	116,610	5,328	76,663
Issued in reinvestment of dividends and distributions
Class A	573	13,735	—	—	5,896	80,700	2,544	44,848	263	3,915	213	3,030
Class B	158	3,181	—	—	3,484	45,198	1,478	24,929	52	737	35	488
Class C	1,763	35,538	—	—	4,074	52,975	1,690	28,563	46	658	34	468
Other Classes	47	1,158	—	—	3,889	53,890	1,720	30,562	2,520	38,040	1,594	22,956
Cost of shares redeemed
Class A	(842)	(21,576)	(2,709)	(58,601)	(7,071)	(118,841)	(11,603)	(202,761)	(870)	(13,464)	(2,644)	(37,766)
Class B	(758)	(16,781)	(1,392)	(26,125)	(3,626)	(58,149)	(5,623)	(94,347)	(75)	(1,128)	(230)	(3,179)
Class C	(1,363)	(29,781)	(4,965)	(91,463)	(4,519)	(71,545)	(7,728)	(129,701)	(86)	(1,293)	(225)	(3,141)
Other Classes	(39)	(1,002)	(58)	(1,285)	(4,811)	(80,466)	(9,368)	(164,560)	(8,508)	(129,292)	(10,859)	(156,979)
Net (decrease) resulting from Fund share transactions	1,315	$26,836	(7,464)	$(141,746)	1,988	$(22,656)	(12,306)	$(207,001)	1,798	$28,614	(4,772)	$(69,312)

12.31.07	Allianz Funds Semiannual Report	97

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2006

	RCM Mid-Cap Fund				RCM Strategic Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold
Class A	180	$536	184	$504	50	$902	23		$322
Class B	93	264	173	468	—	—	—		—
Class C	73	204	72	189	30	524	3		56
Other Classes	1,028	3,150	2,854	7,947	3	56	1		14
Issued in reinvestment of dividends and distributions
Class A	12	34	264	678	3	46	—		—
Class B	7	20	154	384	—	—	—		—
Class C	9	25	195	484	1	15	—		—
Other Classes	229	694	4,922	13,234	6	106	—		—
Cost of shares redeemed
Class A	(135)	(395)	(583)	(1,616)	(2)	(39)	(3)		(35)
Class B	(104)	(289)	(398)	(1,081)	—	—	—		—
Class C	(86)	(242)	(503)	(1,309)	—	—	—		—
Other Classes	(1,457)	(4,472)	(16,794)	(48,914)	—	—	—	*	(7)
Net increase (decrease) resulting from Fund share transactions	(151)	$(471)	(9,460)	$(29,032)	91	$1,610	24		$350

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Fund’s fiscal year end changed from March 31 to June 30.

9.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are either series of the Trust or otherwise considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments by the Allianz Global Investors Multi-Style Fund in these affiliated funds for the six months ended December 31, 2007 (amounts in thousands):

Underlying Fund	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,659	$319	$—	$93	$2,921	$14	$—
CCM Mid-Cap	2,437	253	—	427	2,596	—	—
NACM International	41,519	7,901	2,593	7,533	38,936	702	943
NFJ Small-Cap Value	5,846	595	—	1,945	5,582	109	—
OCC Growth	2,028	—	—	30	2,175	—	—
OCC Opportunity	7,280	873	89	2,426	6,924	—	28
OCC Renaissance	21,965	4,192	1,185	(866)	20,717	32	(31)
OCC Target	3,138	292	—	491	3,305	—	—
OCC Value	17,550	3,763	—	(591)	16,574	253	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,770	73	15	(62)	3,942	73	(1)
PIMCO High Yield	7,524	280	—	35	7,627	275	—
Total Return Strategy Fund	5,669	100	—	(902)	5,032	83	—
PIMCO Short-Term	12,511	351	408	(113)	12,403	312	(5)
PIMCO StocksPLUS	47,221	1,273	1,656	6,590	45,789	1,066	26
RCM Large-Cap Growth	30,893	2,361	3,187	5,205	29,556	154	308
RCM Mid-Cap	21,254	187	1,416	4,536	19,943	—	200
Total Return	101,774	5,772	12,739	1,971	99,915	2,639	(401)
Totals	$335,038	$28,585	$23,288	$28,748	$323,937	$5,712	$1,067

98	Allianz Funds Semiannual Report	12.31.07

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2007	Dividend Income	Net Realized Gain (Loss)
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(2,843)	$36,063	$127	$—
Iowa Telecommunications Services, Inc.	38,141	—	—	(5,232)	27,284	1,359	—
Sonic Automotive, Inc.	41,381	7,929	—	(14,677)	33,462	399	—
Totals	$79,522	$46,835	$—	$(22,752)	$96,809	$1,885	$—

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2007. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.68%	$38,906	0.84%
Iowa Telecommunications Services, Inc.	5.55%	32,516	0.64%
Sonic Automotive, Inc.	5.91%	48,139	0.78%
		$119,561	2.26%

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

11.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund. Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

Effective January 2008, NACM Income and Growth Fund began declaring and distributing net investment income and/or short-term capital gains monthly.

12.31.07	Allianz Funds Semiannual Report	99

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008. At in-person meetings held in 2007, the Board and the Independent Trustees also unanimously approved, for an initial 2-year term, each of the Agreements with respect to the NACM Mid-Cap Growth Fund and the OCC Small-Cap Value Fund (the “New Funds” and, collectively with the Funds that appear in this report and with respect to which Agreements were approved at the December meeting, the “Funds”), which commenced operations in 2007. Board approvals in 2006 and 2007 of Agreements with respect to the NACM Income & Growth Fund and the NFJ All-Cap Value Fund (formerly the NACM Flex-Cap Value Fund) have previously been described in the Fund’s annual report for the period ended June 30, 2007.

The material factors and conclusions that formed the basis of these approvals for the Funds, including the New Funds, are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation (or, in the case of the New Funds, the proposed initial approval) of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the

100	Allianz Funds Semiannual Report	12.31.07

Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that supported the renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the CCM Capital Appreciation, Mid-Cap, and Focused Growth Funds. For the CCM Capital Appreciation Fund, performance was below median for the one- and five-year periods (in the fourth quartile for the one-year period, and in the third quartile for the five-year period), but was above median for the performance universes for the three-year period. For the CCM Mid-Cap Fund, performance was below median for all performance periods (in the fourth quartile for the one- and five-year periods, and in the third quartile for the three-year period), and the Trustees determined that this Fund would receive additional attention from the Board in light of its performance issues. For the CCM Focused Growth Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for the performance universes for all other periods.

Funds Sub-Advised By NACM (NACM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Growth Fund. Only one and three years of performance information were presented for the NACM Growth Fund because of its short existence. The comparative information showed that for the NACM Growth Fund, performance was above median for the performance universes for all periods. Because the NACM Mid-Cap Growth Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ Small-Cap Value, Dividend Value and Large-Cap Value Funds. The Trustees noted that the NFJ Mid-Cap Value Fund did not yet have a full year of performance. The comparative information showed that for all NFJ Funds, performance was above median for the performance universes for all periods.

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the OCC Target, Growth, Opportunity, Equity Premium Strategy, Value and Core Equity Funds. Only one year of performance information was presented for the OCC Core Equity Fund because of its short existence and performance was below median (in the third quartile) for the one-year period. The comparative information showed that for the OCC Growth, Target, Equity Premium Strategy and Opportunity Funds, performance was above median for the performance universes for all periods. For the OCC Value Fund, performance was below median (in the fourth quartile) for the three-year period, but was above median for the one- and five-year periods. Because the OCC Small-Cap Value Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Large-Cap Growth, Strategic Growth, and Mid-Cap Funds, as well as the Allianz Global Investors Multi-Style Fund (for which RCM provides advice regarding the allocation of Fund assets among other Allianz and PIMCO Funds). The comparative information showed that performance for the Allianz Global Investors Multi-Style Fund was above median for the performance universes for all periods. For the RCM Large-Cap Growth Fund, performance was below median (in the third quartile) for the one-year period but above median for all other periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the three-year period but above median for the one- and five-year periods. Only one year of performance information was presented for the RCM Strategic Growth Fund because of its short existence and performance was above median for the one-year period.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal (or, in the case of the New Funds, initial approval).

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so,

12.31.07	Allianz Funds Semiannual Report	101

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes), and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, total expense ratios were below median for all expense groups (including both retail and institutional expense groups). For the CCM Capital Appreciation and Mid-Cap Funds, the advisory fees were below median for the expense group. For the CCM Focused Growth Fund, the advisory fee was above median (in third quartile) for the expense group.

NACM Funds. For the NACM Growth Fund, advisory fees were above median (in the third quartile) for the expense group, and total expense ratios were below median for all expense groups. Although the NACM Mid-Cap Growth Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the NACM Mid-Cap Growth Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

NFJ Funds. For all NFJ Funds, the advisory fees and total expense ratios were below median for all expense groups.

OCC Funds. For all OCC Funds, the advisory fees were below median for all expense groups. For all OCC Funds, other than the OCC Value and Equity Premium Strategy Funds, the total expense ratios were below median for all expense groups. For the OCC Equity Premium Strategy Fund, the total expense ratios were below median for the institutional expense group but above median (in the third quartile) for the retail expense group. For the OCC Value Fund, the total expense ratios were above median (in the third quartile) for all expense groups. Although the OCC Small-Cap Value Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the OCC Small-Cap Value Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds, the advisory fees and total expense ratios were below median for all expense groups. For the RCM Strategic Growth Fund, the advisor and total expense ratios were above median (both in the fourth quartile) for all expense groups, and the Trustees took into consideration that this Fund is a relatively new Fund with compliance investment strategies and has above-median one-year performance. For the Allianz Global Investors Multi-Style Fund, the Trustees noted that the Fund does not pay an advisory fee, and the total expense ratios were above median (in the third quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain Funds. The Adviser agreed to establish advisory fee breakpoints for the NFJ Dividend Value Fund as follows: a reduction of 2.5 basis points for assets from $7.5 billion up to $10 billion, and an additional reduction of 2.5 basis points for assets above $10 billion. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the

102	Allianz Funds Semiannual Report	12.31.07

methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including its policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the NFJ Small-Cap Value and OCC Value Funds, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation (and, in the case of the New Funds, initial approval) of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	103

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”)

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”)

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ000SA_20074

Allianz Funds Semiannual Report

DECEMBER 31, 2007

Domestic Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz OCC Small-Cap Value Fund

BLEND STOCK FUND

Allianz OCC Core Equity Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium

Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		28
Statements of Assets and Liabilities		58
Statements of Operations		62
Statements of Changes in Net Assets		66
Financial Highlights		72
Notes to Financial Statements		78
Board Approval of Investment Advisory and Portfolio Management Agreements		89

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	28
Allianz CCM Focused Growth Fund	7	30
Allianz CCM Mid-Cap Fund	8	31
Allianz NACM Growth Fund	9	33
Allianz NACM Income & Growth Fund	10	34
Allianz NACM Mid-Cap Growth Fund	11	37
Allianz NFJ All-Cap Value Fund	12	38
Allianz NFJ Dividend Value Fund	13	39
Allianz NFJ Large-Cap Value Fund	14	40
Allianz NFJ Mid-Cap Value Fund	15	41
Allianz NFJ Small-Cap Value Fund	16	42
Allianz OCC Core Equity Fund	17	44
Allianz OCC Equity Premium Strategy Fund	18	45
Allianz OCC Growth Fund	19	46
Allianz OCC Opportunity Fund	20	47
Allianz OCC Renaissance Fund	21	48
Allianz OCC Small-Cap Value Fund	22	50
Allianz OCC Target Fund	23	51
Allianz OCC Value Fund	24	52
Allianz RCM Large-Cap Growth Fund	25	53
Allianz RCM Mid-Cap Fund	26	55
Allianz RCM Strategic Growth Fund	27	56

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. capital markets. Structural problems in subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financial and consumer discretionary sectors.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

The volatility of returns and shifting market leadership during the period underscore the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NACM Mid-Cap Growth (7/07), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Equity Premium Strategy (7/00), OCC Value (4/98), RCM Large-Cap Growth (3/99), and RCM Mid-Cap (12/00). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): OCC Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00) and OCC Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s, sales charge (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risks, smaller company risk, non U.S. investment risk and focus investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year.

Proxy Voting

The Fund’s Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/07 to 12/31/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performances” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2007	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in the industrials sector was the most significant contributor to the Fund’s outperformance of the benchmark during the period. Shares of Jacobs Engineering Group, a global engineering and infrastructure firm, boosted returns. The company benefited from the substantial build of infrastructure in various parts of the globe, including India, China and the Middle East. As the company derives significant revenue from the oil business, rising crude prices also helped boost the stock.

•

Stock selection in the consumer discretionary sector also benefited the Fund. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon has benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Securities analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user. The comparison with brick-and-mortar retailers rather than high-technology companies sent shares higher.

•

In the technology sector, shares of the silicon wafer maker MEMC Electronic Materials climbed through the period on reported sales and earnings growth as well as Wall Street reaction to the announcement of a 10-year deal to supply solar chips to Germany’s Conergy, an installer of photovoltaic systems.

•

Companies in the consumer staples sector weighed on the Fund’s relative performance during the period. Conagra Foods shares fell on a recall of Banquet Pot Pies and reports that a chemical used for butter flavoring in microwave popcorn is linked to a lung ailment in popcorn plant workers. Safeway shares weakened in the period on weak sales and earnings news.

•	Stock selection in health care also detracted from the Fund’s relative performance, as shares of Biogen Idec declined when the company couldn’t find a buyer.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class D	7.12%	17.06%	14.09%	6.85%	11.84%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	9.24%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	10.79%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	6.55%	11.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.08%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	28.8%
Financial Services	10.9%
Capital Goods	8.9%
Healthcare	8.8%
Energy	6.4%
Aerospace	4.8%
Consumer Services	3.8%
Industrial	3.8%
Other	23.1%
Cash & Equivalents — net	0.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,071.20	$1,019.71
Expenses Paid During Period	$5.62	$5.48

Expenses are equal to the ratio (1.08% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Shares of financials companies, affected by subprime mortgage weakness, detracted from the Fund’s returns. CNA Financial, provider of property and casualty insurance, fell during the period. The company reported weaker quarterly earnings in large part due to a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stock selection decisions in the technology sector also weighed on performance. Despite higher quarterly profits, analysts downgraded software provider Cadence Design’s stock, which the Fund sold in December, on concerns about a new revenue-recognition licensing model. Analysts cited the potential for slower growth, noting that Cadence subscriptions fell 50% as customers moved to the new model. Other analysts contended that the stock drop was an overreaction and reiterated confidence that the company’s underlying bookings remain intact.

•

In the industrials sector, shares of aircraft maker Textron rose early in the period on news of a tripling of quarterly profits and other financials that beat analysts’ expectations. Heightened demand for private aviation fueled the unprecedented growth for the company, which raised its full-year outlook for earnings from continuing operations.

•

Stock selection in the consumer discretionary sector contributed positively to returns. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class D	0.89%	12.38%	16.09%	—	2.09%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	-0.41%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	3.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	31.2%
Healthcare	12.7%
Energy	10.8%
Consumer Staples	6.7%
Aerospace	4.7%
Financial Services	4.6%
Consumer Discretionary	4.5%
Materials & Processing	4.5%
Other	16.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,008.90	$1,019.61
Expenses Paid During Period	$5.55	$5.58

Expenses are equal to the ratio (1.10% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

In industrials, shares of industrial equipment distributor Agco were among the strongest contributors to the Fund. The company reported third-quarter profits that rose on a lower tax rate and strong global demand for farm machinery. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

Among health care stocks, shares of Intuitive Surgical, which the Fund sold in October, advanced during the period. The maker of medical robots that perform surgeries reported a doubling of quarterly profits on sales of its da Vinci surgical system. The system is designed to reproduce doctors’ hand movements during surgery.

•

Shares of financial companies, affected by subprime mortgage weakness, weighed on returns. CNA Financial provider of property and casualty insurance, fell when the company reported weaker quarterly earnings. The drop was caused in large part by a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stocks in the consumer discretionary sector had a negative impact on the Fund’s absolute performance and a positive impact on relative performance during the period. The Fund owned shares of Dollar Tree for most of the period but sold it at the end of November, when earnings came in line but revenues and guidance were both light. The company’s stock continued to fall for the remainder of the reporting period.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class D	6.34%	21.56%	17.06%	8.12%	12.39%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.76%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	15.70%	9.40%	11.89%

†The Fund began operations on 08/26/91. Index comparisons began on 08/31/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.09%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	25.1%
Energy	12.5%
Capital Goods	9.4%
Financial Services	8.6%
Healthcare	6.3%
Consumer Staples	6.3%
Consumer Discretionary	5.8%
Chemicals	4.3%
Other	20.3%
Cash & Equivalents — net	1.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,063.40	$1,019.71
Expenses Paid During Period	$5.60	$5.48

Expenses are equal to the ratio (1.08% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the index was due to stock selection, which was positive in nearly every sector and particularly strong among industrials and information technology companies.

•

Top contributors included AGCO Corp., a manufacturer of agricultural equipment, and MEMC Electronic Materials, a supplier of wafers used to make semiconductors and solar cells. AGCO benefited from record global farm receipts that are revitalizing its industry, while MEMC Electronic Materials experienced robust demand from the solar market.

•	Stock selection in the financials sector detracted most from relative performance, where Fifth Third Bancorp was a top detractor amid declining credit quality.

•

An overweighting in consumer discretionary stocks also detracted from relative performance. Consumer discretionary was one of the worst-performing sectors in the index due to concerns that the housing slump and high gasoline prices would dampen discretionary spending.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class D	7.83%	17.26%	13.15%	—	12.20%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	—	10.36%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	—	13.45%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	19.3%
Consumer Discretionary	8.8%
Energy	7.4%
Materials & Processing	4.5%
Industrial	3.9%
Financial Services	3.8%
Capital Goods	3.5%
Other	12.7%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,078.30	$1,019.30
Expenses Paid During Period	$6.06	$5.89

Expenses are equal to the ratio (1.16% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by stock selection in the health care, industrials and materials sectors. Top-performing holdings included a supplier of products enabling minimally invasive surgical procedures that reported robust sales growth, an industrial equipment manufacturer that saw strength in its agricultural business, and a seed producer that benefited from the highest level of U.S. corn plantings in 50 years.

•

Performance was also favorably affected by company selection among issuers of debt and convertible securities. Notable contributors included a wireless telecom company that demonstrated improving fundamentals, as well as a biopharmaceutical firm and provider of aerospace and defense systems that were acquired and subsequently traded higher.

•

On the negative side, an underweighting in utilities and consumer staples companies detracted from performance during the reporting period. Utilities and consumer staples names benefited from their defensive characteristics, as volatile market conditions curbed investors’ appetites for risk.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception* (02/28/07)
Allianz NACM Income & Growth Fund Class D	3.98%	—	—	—	9.26%
S&P 500 Index	-1.36%	—	—	—	6.01%
Lehman Brothers Aggregate Bond Index	5.94%	—	—	—	5.38%
Lipper Flexible Portfolio Fund Average	3.24%	—	—	—	8.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	13.0%
Telecommunications	9.8%
Oil & Gas	7.0%
Technology	6.7%
Retail	5.6%
Healthcare	5.4%
Utilities	5.1%
Insurance	4.2%
Other	39.1%
Cash & Equivalents — net	4.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,039.80	$1,018.55
Expenses Paid During Period	$6.72	$6.65

Expenses are equal to the ratio (1.31% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund trailed the index during the reporting period, largely due to stock selection in the industrials and health care sectors. Notable detractors included Thomas & Betts, an electrical products manufacturer whose shares fell on concerns about the outlook for the commercial construction market, and King Pharmaceuticals, a drug company that received an unfavorable patent ruling.

•

An underweighting in health care was also unfavorable for relative performance, as it was the best-performing sector in the index. The equity market was volatile, causing investors to favor stocks in defensive sectors like health care.

•

Relative performance was boosted by stock selection in the consumer discretionary, information technology and energy sectors. Video game retailer GameStop was a top contributor amid strong industry fundamentals and market share gains.

•	The price of oil climbed substantially higher, and an overweighting in the energy sector was another key area of relative strength.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class D	-2.70%	8.65%	—	—	11.36%
Russell Midcap Growth Index	0.41%	11.42%	—	—	11.52%
Lipper Mid-Cap Core Fund Average	-5.00%	5.90%	—	—	7.74%

† The Fund began operations on 2/27/04. Index comparisons began on 2/29/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.81%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	11.8%
Energy	9.2%
Oil & Gas	8.3%
Healthcare	8.1%
Industrial	6.0%
Semi-conductors	5.8%
Chemicals	5.6%
Capital Goods	5.5%
Other	38.1%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,000.30	$1,015.48
Expenses Paid During Period	$5.55	$5.60

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operation on 7/30/07).

Semiannual Report	December 31, 2007	11

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the period, as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in health care detracted from returns during the reporting period. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

While an underweighted position in the financial sector helped the Fund performance relative to the benchmark, stock selection in the sector detracted. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

In the materials sector, shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class D	–10.82%	–5.50%	13.44%	—	14.77%
Russell 3000 Value Index	–6.62%	–1.02%	14.69%	—	13.00%
Lipper Multi-Cap Value Fund Average	–7.06%	0.09%	13.72%	—	12.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.33%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.2%
Industrial	13.8%
Energy	12.7%
Consumer Discretionary	9.2%
Healthcare	8.9%
Utilities	7.1%
Materials	6.9%
Consumer Staples	4.6%
Other	4.6%
Cash & Equivalents — net	7.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$891.80	$1,018.55
Expenses Paid During Period	$6.23	$6.65

Expenses are equal to the ratio (1.31% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection as well as an overweight position in the energy sector helped performance relative to the benchmark. Brazil’s state-run oil firm Petroleo Brasileiro, or Petrobras, benefited from higher oil prices and news that tests at a second well in the Tupi oil field near Rio de Janeiro confirmed the discovery of light oil. By November, the company had announced that the Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels per day as the result of six new platforms that entered operations in 2007. The company continues to deliver positive performance, backed by Brazil’s strong economy and global demand for oil.

•

In the information technology sector, shares of disc drive maker Seagate Technology benefited returns as a better-than-expected market for personal computers and improved pricing for the company’s memory devices boosted share prices. Analysts expect the consumer tech market to continue expanding. Strong holiday sales of high tech devices, in an otherwise lackluster retail season, also helped the stock.

•

Stock selection in the financials sector detracted from Fund performance. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stack, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

Stock selection in the consumer discretionary sector weighed on performance. Gannett, the largest U.S. newspaper publisher, continued to be impacted by the downturn in classified advertising for homes, help wanted and autos. As more readers turn to the Internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue. In addition, newspapers face stiff online competition from Craigslist, Monster.com and similar websites.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class D	–3.95%	4.28%	15.96%	—	12.35%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	—	7.16%
Lipper Equity Income Fund Average	–3.07%	4.00%	13.05%	—	6.60%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.05%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Energy	19.2%
Financial Services	16.8%
Consumer Staples	13.1%
Consumer Discretionary	11.5%
Healthcare	10.4%
Telecommunications	6.0%
Industrial	6.0%
Materials & Processing	5.8%
Other	7.7%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$960.50	$1,019.96
Expenses Paid During Period	$5.08	$5.23

Expenses are equal to the ratio (1.03% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in materials helped boost performance during the reporting period. Shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

•

In the health care sector, shares of drug maker Merck rose to become the one of sector’s biggest gainers of 2007 after the company negotiated an end to Vioxx lawsuits and enjoyed strong launches of key new drug therapies. Shares of managed care provider Cigna also advanced in the period, boosted by an enthusiastic response by investors to the company’s announced plans to purchase Great-West Healthcare. The acquisition is seen as strengthening Cigna’s position in western U.S. markets.

•

Stock selection among financial services stocks detracted from performance relative to the benchmark. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

An overweight position in the consumer discretionary sector detracted from returns as compared to the benchmark. Gannett, the largest U.S. newspaper publisher and owner of USA Today, continued to be impacted by the downturn in ads for home sales, help-wanted and automotive. As more readers turn to the internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class D	–4.75%	3.48%	14.87%	—	11.21%
Russell Top 200 Value Index	–4.84%	0.24%	13.12%	—	4.86%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	—	6.02%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	22.5%
Energy	15.9%
Consumer Discretionary	12.4%
Materials & Processing	9.8%
Healthcare	7.8%
Industrial	7.5%
Consumer Staples	7.2%
Telecommunications	6.0%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$952.50	$1,019.66
Expenses Paid During Period	$5.35	$5.53

Expenses are equal to the ratio (1.09% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection among health care companies detracted from performance relative to the benchmark. Shares of Canadian specialty pharmaceutical company Biovail fell on news of losses resulting from generic competition that cut into sales of several products. The company also suffered from a delay by the FDA regarding its new version of the popular antidepressant Wellbutrin. During the period, the company also agreed to pay $85 million to settle a shareholder class action lawsuit.

•

Shares of consumer discretionary stocks weighed on performance relative to the benchmark, as a slowdown in economic growth took its toll on consumer spending. Earlier in the year, retailer Limited Brands sold a 75% stake of their apparel stores to a private equity firm in order to raise cash and concentrate on its Victoria’s Secret and Bath & Body Works lines. Unfortunately, economic headwinds and pricing pressure continued to soften the company’s profit margins and sales figures.

•

An overweight position as well as stock selection in the energy sector helped Fund performance relative to the benchmark for the period. The Fund’s positions in successful exploration and production companies were significant contributors to returns. Shares of global oil and gas producer Hess rose on higher crude oil prices and favorable analyst coverage. Anadarko Petroleum’s stock price advanced with reports of increased full-year production estimates and the discovery of new reserves in the Gulf of Mexico.

•

The Fund’s position in disc drive maker Seagate Technology benefited relative returns. Analysts expect the consumer tech market expansion to continue. These high expectations were reinforced by strong holiday sales of high tech devices, in an otherwise lackluster retail season.

•

Stock selection as well as an overweight position in the industrials sector benefited Fund performance relative to the benchmark. Shares of Parker-Hannifin, which makes motion and control technologies and systems, benefited from strong sales growth in the company’s industrial, international and aerospace segments.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class D	–9.88%	–1.14%	—	—	5.30%
Russell Midcap Value Index	–9.31%	–1.43%	—	—	6.17%
Lipper Mid-Cap Value Fund Average	–8.20%	1.98%	—	—	8.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.26%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return.

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	24.5%
Industrial	17.7%
Consumer Discretionary	14.0%
Energy	10.0%
Utilities	7.8%
Consumer Staples	7.2%
Materials & Processing	5.1%
Information Technology	5.0%
Other	6.0%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$901.20	$1,018.70
Expenses Paid During Period	$6.12	$6.50

Expenses are equal to the ratio (1.28% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks lost momentum in the second half of 2007 as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over troubled subprime mortgage securities and the effects of a deflating price bubble in housing weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps.

•

Stock selection in industrials companies helped the Fund’s performance relative to the benchmark. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

An overweight position and stock selection in the materials sector contributed positively to returns. Shares of Agnico Eagle Mines advanced in the period as a falling U.S. dollar boosted shares of gold producers. A declining dollar can sometimes act as a boost for gold, as investors shift assets to safer havens during periods of inflation.

•

Stock selection in the industrials sector detracted from relative performance during the period. Shares of Arkansas Best, a trucking company, declined among falling shipping rates and rising fuel costs.

•

An overweight position in the energy sector contributed positively to returns versus the benchmark however, stock selection decisions detracted. Shares of crude oil refiner Western Refining drifted lower amid generally negative sentiment for refiners. Weaker demand, rising use of ethanol and the return to operations of a few large refineries dampened investor enthusiasm for independent refiners. Disappointing third-quarter earnings resulted from lower refining margins and planned maintenance on facilities contributing to lower output at Western’s plants.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class D	–4.72%	6.11%	17.35%	10.72%	13.72%
Russell 2000 Value Index	–13.08%	–9.77%	15.80%	9.06%	13.46%
Lipper Small-Cap Value Fund Average	–12.37%	–5.54%	14.94%	8.82%	12.16%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.22%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Industrial	21.0%
Financial Services	18.5%
Materials & Processing	13.4%
Energy	13.2%
Utilities	10.7%
Consumer Staples	6.6%
Consumer Discretionary	6.4%
Healthcare	4.0%
Other	2.6%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$952.80	$1,019.00
Expenses Paid During Period	$5.99	$6.19

Expenses are equal to the ratio (1.22% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment, that the portfolio manager believes are undervalued in the marketplace.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund’s industrial stocks performed well. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Motion and control systems manufacturer Parker Hannifin rose on strong financial results and increased global demand for its products.

•

The Fund’s technology stocks also outperformed, led by telecommunications equipment manufacturer Nokia and Internet firm Google. The Nokia gained on higher quarterly profits and strong demand for cell phones and multi-media devices, while Google rose in response to higher earnings and increased online advertising.

•

Financial stocks were the biggest detractors from overall Fund Performance. Bond insurer Ambac Financial fell in the wake of a third-quarter loss and concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•

The Fund’s telecommunications stocks underperformed due to Latin American wireless telecom services provider NII Holdings. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/05)
Allianz OCC Core Equity Fund Class D	–1.97%	4.71%	—	—	9.53%
S&P 500 Index	–1.36%	5.50%	—	—	10.30%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	—	—	9.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	15.6%
Financial Services	12.3%
Healthcare	12.2%
Energy	8.2%
Capital Goods	6.8%
Consumer Staples	3.5%
Telecommunications	2.7%
Consumer Discretionary	2.2%
Other	7.6%
Cash & Equivalents — net	28.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$980.30	$1,019.56
Expenses Paid During Period	$5.53	$5.63

Expenses are equal to the ratio (1.11% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund benefited from the strong relative performance of its technology stocks, led by Internet firm Google, which advanced in response to higher earnings and increased online advertising. Credit card franchising and transaction processing company MasterCard rose on stronger-than-expected third-quarter earnings as the company capitalized on growth opportunities in international and emerging markets.

•

The Fund’s industrial holdings also outperformed. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Diversified manufacturer United Technologies similarly gained on higher profits.

•

Financial stocks were the biggest detractors. Bond insurer MBIA fell in response to a third-quarter loss and investor concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•	The Fund’s telecommunications stocks also underperformed. Telecom services provider Sprint Nextel was down on concerns about recent declines in the company’s market share.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class D	–2.08%	5.42%	11.91%	9.40%	11.98%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	11.27%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	11.70%	5.04%	9.86%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.28%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	22.9%
Financial Services	16.4%
Healthcare	13.0%
Energy	10.4%
Capital Goods	7.9%
Consumer Staples	7.4%
Telecommunications	5.9%
Aerospace	5.2%
Other	10.8%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$979.20	$1,018.80
Expenses Paid During Period	$6.27	$6.39

Expenses are equal to the ratio (1.26% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Large-cap growth stocks performed well in the second half of 2007 despite turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Growth Index, energy and materials stocks posted the biggest gains, while telecommunications services and consumer discretionary stocks had the biggest losses.

•

The Fund outperformed the index due to stock selection across most market sectors, led by its industrial investments. Diversified manufacturer Textron was the top contributor in the industrial sector, advancing on strong third-quarter revenues and earnings. Metal components manufacturer Precision Castparts gained in response to improved earnings and continued strong demand in its major end markets.

•

The Fund also outperformed in the technology, consumer discretionary, materials, health care and consumer staples sectors. Internet firm Goggle was the top contributor among the Fund’s tech holdings, rising sharply on higher quarterly earnings and the continued growth of online advertising. Hilton Hotels led the Fund’s consumer discretionary stocks, while agricultural products supplier Monsanto was the leading contributor in materials.

•

Energy stocks were the largest detractors relative to the index. The Fund’s energy investments rose nearly 10%, but this trailed the 14% return of the index’s energy sector. Drilling contractor Diamond Offshore was the biggest contributor, advancing on higher earnings, while drilling contractor Nabors Industries was the biggest detractor, declining when earnings weakened.

•

The Fund’s telecommunications investments lagged due to NII Holdings, which provides wireless telecom services in Latin America. The company posted better-than-expected third-quarter earnings and showed continued strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber growth in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Growth Fund Class D	7.02%	18.62%	14.55%	5.29%	12.20%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	11.51%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	10.80%

† The Fund began operations on 02/24/84. Index comparisons began on 02/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.16%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	20.8%
Financial Services	11.3%
Energy	6.3%
Consumer Staples	5.1%
Capital Goods	4.1%
Chemicals	3.3%
Aerospace	3.0%
Other	10.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,070.20	$1,019.30
Expenses Paid During Period	$6.04	$5.89

Expenses are equal to the ratio (1.16% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell 2000 Growth Index, materials and health care issues turned in the biggest gains, while consumer discretionary and financial stocks showed the largest losses.

•

The Fund’s energy investments performed well, led by natural gas and crude oil producer Quicksilver Resources, which advanced in response to record oil prices and higher quarterly revenues and earnings. Oil and gas companies Delta Petroleum and Petrohawk Energy also contributed.

•

The Fund’s consumer discretionary, technology and consumer staple investments also outperformed. Global Sources, which provides business-to-business marketing services, was the leading contributor among the Fund’s consumer discretionary holdings, while software developer Opsware led the Fund’s technology investments.

•

Detracting most from performance during the reporting period were the Fund’s industrial investments. Force Protection fell sharply after the company was awarded an unexpectedly small portion of the military’s latest order for mine-resistant ambush protected vehicles.

•

Although the Fund’s health care investments produced positive returns, they trailed the return of the health care sector of the index. Biopharmaceuticals company MGI Pharma rose on news the company is being acquired by Japanese pharmaceuticals firm Eisai. Specialty pharmaceutical company Durect gained on positive results from a Phase IIb clinical trial of POSIDUR, a medication for the treatment of post-operative pain in patients undergoing inguinal hernia repair. Medical software provider Vital Images was the sector’s biggest detractor. The company’s stock declined after it reported disappointing earnings and lowered its revenue forecast.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Opportunity Fund Class D	–3.89%	8.29%	19.37%	7.50%	13.74%
Russell 2000 Growth Index	–2.08%	7.04%	16.49%	4.32%	7.95%
Lipper Small-Cap Growth Fund Average	–2.02%	8.70%	15.49%	7.48%	10.60%

†The Fund began operations on 2/24/84. Index comparisons began on 2/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.32%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	26.0%
Healthcare	18.6%
Energy	9.8%
Commercial Services	7.2%
Consumer Services	5.7%
Telecommunications	4.9%
Capital Goods	4.6%
Industrial	4.1%
Other	18.7%
Cash & Equivalents — net	0.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$961.10	$1,018.60
Expenses Paid During Period	$6.41	$6.60

Expenses are equal to the ratio (1.30% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

The stock market declined in the second half of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell Midcap Value Index, energy stocks posted the largest gains, while consumer discretionary, telecom services and financial issues were down the most.

•

The Fund outperformed the index in every market sector except consumer discretionary and telecom services. Its energy stocks also performed well. Oil and gas company Hess Oil was the top contributor, rising in response to escalating crude oil prices and sharply higher earnings. Offshore energy production and processing equipment FMC Technologies was also a major contributor to relative performance.

•

Aerospace and defense supplier Goodrich was a top contributor in the industrial sector, advancing on higher earnings and increased management guidance. Phosphate and potash producer Mosaic was a leading contributor in materials, rising on strong demand and prices for its products, which are used in fertilizer. Among financial stocks, a top contributor was specialty insurance company Assurant, as the growth of its creditor-placed homeowners insurance business accelerated due to fallout in the housing industry.

•

Bond insurer MBIA was the biggest detractor from performance during the reporting period, falling due to a third-quarter loss and investor concerns about a potential credit downgrading. Commercial lender CIT Group declined on analyst fears that the company’s loan portfolio might hold greater default risk than previously believed. Other detractors included telecom services firm Sprint Nextel and retailer Family Dollar Stores.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class D	–2.41%	5.53%	15.84%	12.02%	13.33%
Russell Midcap Value Index	–9.31%	–1.43%	17.91%	10.18%	13.58%
Lipper Multi-Cap Core Fund Average	–1.49%	6.42%	13.32%	7.07%	10.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.25%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	30.7%
Utilities	14.9%
Aerospace	6.3%
Technology	6.2%
Consumer Staples	6.1%
Energy	6.0%
Healthcare	4.3%
Materials & Processing	4.1%
Other	22.1%
Cash & Equivalents — net	-0.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$975.90	$1,019.25
Expenses Paid During Period	$5.81	$5.94

Expenses are equal to the ratio (1.17% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	21

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

Small-cap value stocks have historically provided high returns, although with greater volatility and risk than large-cap issues. The Fund provides a means for investors to diversify into this asset class.

•

The stock market declined in the final two months of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. Small-cap value stocks trailed most other market sectors.

•	The portfolio manager emphasizes buying the right company at the right time for the right price, seeking in particular to invest in companies with strong business franchises and capable managements.

•

During the two-month period since its inception, the Fund has assembled a diversified portfolio of small-cap stocks that meet its value criteria. Its largest positions at the end the reporting period were Perrigo, which makes over-the-counter medicines and generic pharmaceuticals; Vectren, an electric and gas utility in Indiana and Ohio; Investment Technology Group, which provides technology-based stock trading services; Claymont Steel Holdings, which operates a mini-mill making custom-order steel plate; and Silgan Holdings, which manufactures metal and plastic containers for consumer goods companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Class D	—	—	—	—	-4.27%
Russell 2000 Value Index	—	—	—	—	-8.28%
Lipper Small-Cap Value Fund Average	—	—	—	—	-7.72%

† The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 8.59%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	25.4%
Healthcare	7.9%
Technology	6.0%
Consumer Discretionary	6.0%
Consumer Services	5.1%
Insurance	4.8%
Retail	4.7%
Utilities	4.6%
Other	32.4%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$957.30	$1,006.27
Expenses Paid During Period	$2.18	$2.23

Expenses are equal to the ratio (1.31% for Class D), multiplied by the average account value over the period, multiplied by 62/366 (to reflect the period since the shares commenced operation on 11/01/07).

22	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

The stock market declined in the second half of 2007 in response to turmoil in the housing and credit markets, record crude oil prices, and concerns that these factors are causing a consumer-led economic slowdown. As measured by the Russell Midcap Growth Index, energy, utility and health care stocks were the market’s best performers, while telecommunications services and consumer discretionary issues had the biggest losses.

•

The Fund outperformed the index due to stock selection. Its health care investments performed well, led by Intuitive Surgical, which more than doubled in price on strong revenue and earnings growth. The company makes surgical robots used in minimally invasive surgery.

•

The Fund’s industrial stocks also outperformed. Engineering and construction company McDermott International was a leading contributor in this sector, as earnings growth was driven by the company’s booming offshore oil and gas construction business.

•

A top contributor among the Fund’s materials investments was phosphate and potash producer Mosaic, which rose on strong demand and prices for its products, which are used in fertilizer. Recent months have seen large price increases for diammonium phosphate and potash due to supply shortages and the global agricultural boom.

•

The Fund also outperformed in consumer discretionary stocks. Footwear maker Crocs was a leading contributor. The Fund sold its investment, taking profits, before the company’s share price fell in November.

•

Telecommunications stocks were the biggest detractors due largely to NII Holdings, which provides wireless telecom services in Latin America. The company posted a third-quarter earnings gain in excess of Wall Street expectations and enjoyed strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber results in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class D	5.10%	19.12%	18.62%	9.82%	12.64%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.31%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	9.97%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.21%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.5%
Healthcare	18.1%
Energy	10.1%
Consumer Services	8.1%
Consumer Discretionary	6.0%
Materials & Processing	5.4%
Telecommunications	4.3%
Chemicals	3.5%
Other	17.3%
Cash & Equivalents — net	-0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,051.00	$1,019.10
Expenses Paid During Period	$6.19	$6.09

Expenses are equal to the ratio (1.20% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	23

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and consumer staple stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included software developer VMware and data storage company EMC.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, also outperformed. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund’s health care investments also performed well. A top contributor was health benefits provider WellPoint, which benefited from enrollment growth in its health plans and improved control of operating expenses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the sub-prime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to a third-quarter loss and investor concerns that its credit rating might be downgraded.

•	Among consumer discretionary stocks, homebuilder D.R. Horton was the biggest detractor from Fund performance, reflecting the impact of the housing downturn.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class D	–9.93%	–5.76%	14.51%	9.74%	12.56%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	7.68%	12.17%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	6.24%	10.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply lower or higher than performance shown. For performance current to the most recent month-end to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.10%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	37.3%
Energy	17.2%
Consumer Staples	8.8%
Healthcare	8.3%
Capital Goods	6.2%
Building & Construction	5.9%
Consumer Discretionary	5.1%
Aerospace	4.9%
Other	5.4%
Cash & Equivalents — net	0.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$900.70	$1,019.61
Expenses Paid During Period	$5.26	$5.58

Expenses are equal to the ratio (1.31% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

The third-quarter bounce in equity markets, which followed central bankers’ efforts to calm credit markets, was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Stock selection in technology was a strong contributor to Fund performance during the period, as investors rotated into names like Apple and Google, which continued to deliver positive returns. Apple’s strength was driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market-share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•

Conversely, consumer discretionary holdings, specifically in retail, detracted from the Fund’s returns. The sector was plagued by higher fuel costs, a weak housing market and warm weather, which impacts winter apparel sales. The Fund sold stocks exposed to apparel and fashion during the period, including Coach and Nordstrom.

•

A major change in the Fund’s positioning was a reduction in exposure to the consumer discretionary and financials sectors and an increase in technology. Financials represented the Fund’s largest sector underweighting as of December 31, 2007.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class D	5.78%	13.01%	10.87%	6.65%	8.71%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	8.15%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	6.51%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.1%
Healthcare	13.5%
Energy	8.0%
Financial Services	7.7%
Consumer Staples	5.9%
Telecommunications	4.5%
Oil & Gas	4.5%
Capital Goods	3.5%
Other	16.7%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,057.80	$1,019.61
Expenses Paid During Period	$5.69	$5.58

Expenses are equal to the ratio (1.10% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	25

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

During the second half of 2007, investors across the globe faced the fallout from the subprime mortgage market meltdown and increasing concerns about the health of the U.S. economy. Mid-cap stocks lost ground during the period yet still finished the year higher than where they started, just trailing large caps.

•

In terms of style, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. The Russell Midcap Growth Index outpaced its value counterpart during the six months ending December 31, 2007.

•

Stock selection in food beverage & tobacco and materials had a positive impact on the Fund’s relative returns during the reporting period and an underweighting retail stocks was also positive for performance.

•

Energy stocks National Oilwell Varco and Southwestern Energy Corp. helped boost the Fund’s returns during the period. Drilling equipment manufacturer National Oilwell Varco’s shares appreciated, as the company reported strong earnings for the third-quarter of 2007.

•	In contrast, communications equipment and telecommunication services stocks detracted from the Fund’s relative returns during the period.

•

Telecommunication services stocks NII Holdings Inc. and MetroPCS Communications were top detractors from overall Fund performance during the period. Wireless communications provider NII Holdings Inc. lost ground amid slowing third-quarter subscriber growth and investors’ fears that competition was increasing in Mexico. The company also announced a new CEO and the authorization of a new stock repurchase plan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class D	0.28%	13.99%	14.41%	7.09%	14.98%
Russell Midcap Index	–3.93%	5.59%	18.22%	9.91%	14.73%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	12.43%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	24.1%
Healthcare	12.6%
Energy	11.3%
Consumer Discretionary	7.8%
Financial Services	7.5%
Consumer Services	6.9%
Consumer Staples	5.6%
Materials & Processing	4.6%
Other	16.5%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,002.80	$1,019.46
Expenses Paid During Period	$5.69	$5.74

Expenses are equal to the ratio (1.13% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

The third-quarter bounce in equity markets which followed central bankers’ efforts to calm credit markets was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Credit market turmoil and weakening U.S. economic data led to an increase in volatility and heightened dispersion of returns across sectors. Stock selection was a positive contributor to the Fund’s overall performance and added the most to returns in technology and energy.

•

Apple was a top contributor to performance, driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•	In energy, SunPower Corp. was a major contributor to Fund returns. The company is a vertically-integrated solar cell manufacturer with a defensible technological advantage.

•	The Fund’s holdings in Starwood Hotels, a major detractor from performance, and lodging stocks in general, were weak in the second half of 2007 on fears of a U.S. slowdown.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class D	11.57%	21.81%	—	—	11.14%
Russell 1000 Growth Index	3.41%	11.82%	—	—	10.07%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	—	—	9.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.69%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,115.70	$1,016.09
Expenses Paid During Period	$9.57	$9.12

Expenses are equal to the ratio (1.80% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	27

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Aerospace—4.8%
General Dynamics Corp.	235,600	$20,966
Goodrich Corp.	276,630	19,533
Lockheed Martin Corp.	177,750	18,710
Raytheon Co.	343,250	20,835

		80,044

Building/Construction—1.3%
Jacobs Engineering Group, Inc. (c)(e)	225,490	21,559

Capital Goods—8.9%
Cooper Industries Ltd., Class A	422,280	22,330
Honeywell International, Inc.	325,260	20,026
Manitowoc Co., Inc.	430,080	21,001
McDermott International, Inc. (c)	381,540	22,522
Parker Hannifin Corp.	280,085	21,093
SPX Corp.	191,670	19,713
Textron, Inc.	308,210	21,976

		148,661

Chemicals—2.8%
Celanese Corp., Ser. A	507,660	21,484
Monsanto Co.	226,730	25,324

		46,808

Communications—1.0%
Omnicom Group, Inc. (e)	346,960	16,491

Consumer Discretionary—2.5%
McDonald’s Corp.	347,810	20,489
Nike, Inc., Class B	329,810	21,187

		41,676

Consumer Services—3.8%
Accenture Ltd., Class A	566,580	20,414
McKesson Corp.	300,840	19,708
Owens-Illinois, Inc. (c)(e)	477,030	23,613

		63,735

Consumer Staples—3.8%
Bunge Ltd.	163,370	19,018
Coca-Cola Co.	356,670	21,889
Loews Corp.-Carolina Group	252,800	21,564

		62,471

Energy—6.4%
Apache Corp.	204,100	21,949
Marathon Oil Corp.	310,280	18,884
National-Oilwell Varco, Inc. (c)	284,390	20,891
Occidental Petroleum Corp.	322,960	24,865
Valero Energy Corp.	270,920	18,972

		105,561

Financial Services—10.9%
Assurant, Inc.	266,460	17,826
Charles Schwab Corp.	937,650	23,957
Chubb Corp.	309,010	16,866
CME Group, Inc. (e)	34,908	23,947
Everest Re Group Ltd.	176,300	17,701
MetLife, Inc.	300,330	18,506
Prudential Financial, Inc.	214,290	19,938
State Street Corp.	273,440	22,203
Travelers Cos., Inc.	390,130	20,989

		181,933

Healthcare—8.8%
Aetna, Inc.	370,360	21,381
Amgen, Inc. (c)	362,510	16,835
Baxter International, Inc.	364,090	21,135
Gilead Sciences, Inc. (c)(e)	506,860	23,321

	Shares	Value (000s)

Medco Health Solutions, Inc. (c)(e)	242,530	$24,593
Merck & Co., Inc.	358,940	20,858
Wyeth	428,070	18,916

		147,039

Industrial—3.8%
AGCO Corp. (c)	297,650	20,234
Deere & Co. (e)	248,650	23,154
Northrop Grumman Corp.	248,190	19,518

		62,906

Information Technology—1.1%
Seagate Technology, Inc. (e)	715,320	18,241

Materials & Processing—2.4%
Freeport-McMoRan Copper & Gold, Inc.	186,830	19,139
Precision Castparts Corp.	153,800	21,332

		40,471

Multi-Media—1.1%
Walt Disney Co.	540,400	17,444

Oil & Gas—2.2%
Exxon Mobil Corp.	229,400	21,493
Transocean, Inc. (e)	108,022	15,463

		36,956

Retail—2.5%
Costco Wholesale Corp.	287,040	20,024
Gap, Inc.	965,200	20,539

		40,563

Technology—28.8%
Adobe Systems, Inc. (c)	452,690	19,343
Amazon.com, Inc. (c)(e)	251,870	23,333
Apple, Inc. (c)	180,680	36,415
Autodesk, Inc. (c)	418,200	20,810
BMC Software, Inc. (c)	574,930	20,491
Cisco Systems, Inc. (c)	937,240	25,371
Corning, Inc.	844,580	20,262
eBay, Inc. (c)	535,270	17,766
EMC Corp. (c)	1,242,330	23,020
Emerson Electric Co.	416,580	23,603
Harris Corp.	344,950	21,622
Hewlett-Packard Co.	543,270	27,424
Intel Corp.	1,051,430	28,031
International Business Machines Corp.	192,880	20,850
MasterCard, Inc., Class A (e)	128,680	27,692
MEMC Electronic Materials, Inc. (c)	311,350	27,551
Microsoft Corp.	964,100	34,949
NVIDIA Corp. (c)(e)	627,310	21,341
Oracle Corp. (c)(e)	956,990	21,609
Thermo Fisher Scientific, Inc. (c)	342,800	19,773

		481,256

Telecommunications—2.4%
AT&T, Inc.	471,640	19,601
Juniper Networks, Inc. (c)(e)	630,210	20,923

		40,524

Total Common Stock (cost—$1,376,085)		1,654,339

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.1%
Collateral Invested for Securities on Loan (d)—8.6%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
4.56%	5,000	4,450
Canadian Imperial Bank,
5.118% due 3/17/08, FRN	5,000	5,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.64% due 5/9/08, FRN	10,000	10,002
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
5.025% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	9,000	9,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	9,201	9,201
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	600	600

		141,654

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $58,211; collateralized by Fannie Mae, 5.125%-5.30% due 4/1/10- 4/16/10, valued at $38,928 including accrued interest; Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $20,372 including accrued interest; and Federal Home Loan Bank, 4.875% due 5/14/10, valued at $62 including accrued interest (cost—$58,198)	58,198	58,198

Total Short-Term Investments (cost—$203,382)		199,852

Total Investments (cost—$1,579,467)—111.4%		1,854,191

Liabilities in excess of other assets—(11.4%)		(189,921)

Net Assets—100.0%		$1,664,270

28	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $142,679; cash collateral of $146,902 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle. (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments

CCM Focused Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Aerospace—4.7%
Boeing Co.	25,160	$2,201
Lockheed Martin Corp.	20,940	2,204

		4,405

Building/Construction—2.6%
McDermott International, Inc. (a)	41,060	2,424

Capital Goods—2.2%
Textron, Inc.	28,660	2,043

Chemicals—2.8%
Airgas, Inc.	49,750	2,592

Communications—2.2%
Omnicom Group, Inc.	43,450	2,065

Consumer Discretionary—4.5%
Kroger Co.	72,960	1,949
Nike, Inc., Class B	35,550	2,283

		4,232

Consumer Services—2.5%
McKesson Corp.	36,360	2,382

Consumer Staples—6.7%
Coca-Cola Co.	30,060	1,845
Loews Corp.-Carolina Group	26,250	2,239
Pepsi Bottling Group, Inc.	55,270	2,181

		6,265

Energy—10.8%
Cameron International Corp. (a)	60,220	2,898
Exxon Mobil Corp.	31,930	2,992
National-Oilwell Varco, Inc. (a)	27,150	1,994
Questar Corp.	41,720	2,257

		10,141

Financial Services—4.6%
Nasdaq Stock Market, Inc. (a)	50,350	2,492
ProLogis, REIT	29,390	1,863

		4,355

Healthcare—12.7%
Aetna, Inc.	25,740	1,486
Baxter International, Inc.	37,400	2,171
Charles River Laboratories International, Inc. (a)	21,910	1,442
Invitrogen Corp. (a)	26,670	2,491
Medco Health Solutions, Inc. (a)	21,740	2,205
Schering-Plough Corp.	77,520	2,065

		11,860

Machinery—2.7%
Deere & Co.	27,080	2,522

Materials & Processing—4.5%
Freeport-McMoRan
Copper & Gold, Inc.	16,850	1,726
Precision Castparts Corp.	17,690	2,454

		4,180

Multi-Media—1.8%
Walt Disney Co.	51,580	1,665

Technology—31.2%
Amazon.com, Inc. (a)	30,240	2,802
Apple, Inc. (a)	12,810	2,537
CA, Inc.	74,190	1,851
Cisco Systems, Inc. (a)	92,220	2,496
Corning, Inc.	93,660	2,247
eBay, Inc. (a)	69,700	2,313
EMC Corp. (a)	141,710	2,626
Emerson Electric Co.	47,740	2,705
Hewlett-Packard Co.	44,160	2,229

	Shares	Value (000s)

Intel Corp.	107,380	$2,863
Microsoft Corp.	87,470	3,114
Waters Corp. (a)	17,910	1,416

		29,199

Total Common Stock (cost—$84,577)		90,330

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,901; collateralized by Freddie Mac, 5.25% due 2/24/11, valued at $2,962 including accrued interest (cost—$2,900)	$2,900	2,900

Total Investments (cost—$87,477)—99.6%		93,230

Other assets less liabilities—0.4%		419

Net Assets—100.0%		$93,649

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.6%
Aerospace—3.8%
Alliant Techsystems, Inc. (c)(e)	166,510	$18,942
Goodrich Corp.	263,260	18,589
Rockwell Collins, Inc.	218,670	15,738

		53,269

Capital Goods—9.4%
Cummins, Inc. (e)	127,350	16,221
Fluor Corp.	127,070	18,517
Foster Wheeler Ltd. (c)	136,770	21,202
Harsco Corp.	290,780	18,630
Manitowoc Co., Inc.	357,400	17,452
SPX Corp.	204,180	21,000
Textron, Inc.	263,990	18,822

		131,844

Chemicals—4.3%
Celanese Corp.	467,660	19,791
FMC Corp.	337,770	18,426
Mosaic Co. (c)	235,140	22,183

		60,400

Consumer Discretionary—5.8%
GameStop Corp., Class A (c)(e)	331,180	20,570
Hasbro, Inc. (e)	591,520	15,131
Tiffany & Co. (e)	306,680	14,116
TJX Cos., Inc.	483,070	13,879
Yum! Brands, Inc.	453,360	17,350

		81,046

Consumer Services—3.7%
Apollo Group, Inc., Class A (c)	254,620	17,861
Owens-Illinois, Inc. (c)(e)	387,440	19,178
Quanta Services, Inc. (c)(e)	553,230	14,517

		51,556

Consumer Staples—6.3%
Bunge Ltd. (e)	165,080	19,217
Church & Dwight Co., Inc.	305,320	16,508
Molson Coors Brewing Co. (e)	345,700	17,845
Pepsi Bottling Group, Inc.	426,560	16,832
UST, Inc. (e)	318,680	17,464

		87,866

Energy—12.5%
Cameron International Corp. (c)(e)	358,700	17,264
First Solar, Inc. (c)	79,950	21,358
FMC Technologies, Inc. (c)	300,090	17,015
Frontier Oil Corp.	390,030	15,828
Hess Corp.	195,660	19,734
Mirant Corp. (c)(e)	335,050	13,060
National-Oilwell Varco, Inc. (c)	240,900	17,697
Noble Corp.	298,830	16,887
Noble Energy, Inc.	250,050	19,884
St. Mary Land & Exploration Co.	451,520	17,433

		176,160

Financial Services—8.6%
Affiliated Managers Group, Inc. (c)(e)	132,200	15,528
BlackRock, Inc.	88,470	19,180
Cigna Corp.	303,680	16,317
Janus Capital Group, Inc.	471,070	15,475
MF Global Ltd. (c)	571,220	17,976
Nasdaq Stock Market, Inc. (c)(e)	396,490	19,622
PartnerRe Ltd. (e)	203,600	16,803

		120,901

	Shares	Value (000s)

Healthcare—6.3%
Express Scripts, Inc. (c)	247,420	$18,062
Hologic, Inc. (c)(e)	254,560	17,473
Hospira, Inc. (c)	396,170	16,893
Invitrogen Corp. (c)(e)	179,340	16,752
Millennium Pharmaceuticals (c)	1,259,120	18,861

		88,041

Industrial—1.6%
AGCO Corp. (c)(e)	330,690	22,480

Insurance—3.4%
Arch Capital Group Ltd. (c)	226,860	15,959
Philadelphia Consolidated Holding Co. (c)	382,380	15,047
Unum Group	682,050	16,226

		47,232

Machinery—1.2%
Flowserve Corp.	174,300	16,768

Materials & Processing—2.2%
Lubrizol Corp.	235,930	12,778
Precision Castparts Corp.	129,010	17,894

		30,672

Retail—1.0%
BJ’s Wholesale Club, Inc. (c)	430,620	14,568

Technology—25.1%
Activision, Inc. (c)	781,060	24,081
Ametek, Inc.	355,840	16,667
Amphenol Corp., Class A	387,610	17,973
Applera Corp.-Applied Biosystems Group	477,130	16,184
Avnet, Inc. (c)	477,570	16,701
Ciena Corp. (c)(e)	377,770	12,886
Cognizant Technology Solutions Corp. (c)	441,700	14,991
Cypress Semiconductor Corp. (c)	588,950	22,104
Dolby Laboratories, Inc., Class A (c)	309,640	15,395
Energizer Holdings, Inc. (c)(e)	150,607	16,888
Expedia, Inc. (c)(e)	497,950	15,745
Factset Research Systems, Inc. (e)	236,210	13,157
McAfee, Inc. (c)	468,500	17,569
MEMC Electronic Materials, Inc. (c)	194,610	17,221
Mettler Toledo International, Inc. (c)	146,240	16,642
NCR Corp. (c)	628,280	15,770
NVIDIA Corp. (c)(e)	503,350	17,124
Thomas & Betts Corp. (c)(e)	330,070	16,187
Total System Services, Inc. (e)	588,140	16,468
Western Digital Corp. (c)	591,220	17,861
Xerox Corp.	1,003,440	16,246

		353,860

Telecommunications—2.2%
Juniper Networks, Inc. (c)(e)	523,430	17,378
NeuStar, Inc., Class A (c)(e)	495,330	14,206

		31,584

Utilities—1.2%
Energen Corp.	271,690	17,451

Total Common Stock (cost—$1,182,714)		1,385,698

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.6%
Collateral Invested for Securities on Loan (d)—19.2%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
5.243%	7,000	6,230
Bank of America N.A.,
4.58% due 1/2/08	4,000	4,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	45,000	45,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	3,000	3,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	38,000	38,000
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	45,000	45,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Morgan Stanley,
4.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	216	216
Svenska Handelsbanken,
3.25% due 1/2/08	5,000	5,000

		267,847

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $19,163; collateralized by Federal Home Loan Bank, 4.625% due 2/18/11, valued at $19,547 including accrued interest (cost—$19,159)	19,159	19,159

Total Short-Term Investments (cost—$290,752)		287,006

Total Investments (cost—$1,473,466)—119.2%		1,672,704

Liabilities in excess of other assets—(19.2%)		(269,427)

Net Assets—100.0%		$1,403,277

12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $265,468; cash collateral of $273,009 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle. (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

32	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.0%
Capital Goods—3.5%
Cummins, Inc.	5,400	$688
Fluor Corp.	3,100	452

		1,140

Chemicals—2.6%
Celanese Corp., Ser. A	8,200	347
Monsanto Co.	4,500	503

		850

Consumer Discretionary—8.8%
CBS Corp., Class B	24,100	657
Darden Restaurants, Inc.	9,600	266
Dollar Tree Stores, Inc. (a)	9,400	244
GameStop Corp., Class A (a)	7,300	453
Gannett Co., Inc.	10,700	417
McDonald’s Corp.	7,000	412
Nike, Inc., Class B	6,600	424

		2,873

Consumer Staples—2.5%
Procter & Gamble Co.	4,790	351
Wal-Mart Stores, Inc.	9,800	466

		817

Electronics—0.9%
Tyco Electronics Ltd.	8,500	316

Energy—7.4%
Cameron International Corp. (a)	7,400	356
Frontier Oil Corp.	11,200	455
National-Oilwell Varco, Inc. (a)	12,500	918
Smith International, Inc.	2,400	177
Sunpower Corp., Class A (a)	1,100	144
Valero Energy Corp.	5,600	392

		2,442

Financial Services—3.8%
Capital One Financial Corp.	13,400	633
Fifth Third Bancorp.	23,900	601

		1,234

Healthcare—19.3%
Abbott Laboratories	18,400	1,033
Aetna, Inc.	13,400	774
Amgen, Inc. (a)	10,800	502
Forest Laboratories, Inc. (a)	15,400	561
Intuitive Surgical, Inc. (a)	900	292
Johnson & Johnson	7,200	480
McKesson Corp.	3,700	242
Medco Health Solutions, Inc. (a)	8,100	821
Merck & Co., Inc.	7,000	407
UnitedHealth Group, Inc.	12,300	716
Wyeth	11,000	486

		6,314

Industrial—3.9%
AGCO Corp. (a)	9,900	673
Lockheed Martin Corp.	4,300	453
Raytheon Co.	2,700	164

		1,290

Information Technology—0.7%
Seagate Technology, Inc.	8,600	219

Materials & Processing—4.5%
Freeport-McMoRan Copper & Gold, Inc.	7,300	748
Precision Castparts Corp.	5,200	721

		1,469

	Shares	Value (000s)

Multi-Media—1.0%
Echostar Communications Corp., Class A (a)	8,500	$321

Oil & Gas—0.5%
Transocean, Inc.	1,119	160

Technology—34.1%
Amazon.com, Inc. (a)	6,700	621
Apple, Inc. (a)	5,300	1,050
BMC Software, Inc. (a)	9,800	349
Broadcom Corp., Class A (a)	10,300	269
Ciena Corp. (a)	7,400	252
Cisco Systems, Inc. (a)	47,700	1,291
EMC Corp. (a)	17,400	323
Garmin Ltd.	5,600	543
Google, Inc., Class A (a)	700	484
Hewlett-Packard Co.	20,000	1,010
Intel Corp.	42,100	1,122
International Business Machines Corp.	7,000	757
MEMC Electronic Materials, Inc. (a)	6,500	575
Microsoft Corp.	46,300	1,648
Oracle Corp. (a)	24,400	551
Symantec Corp. (a)	19,200	310

		11,155

Telecommunications—2.9%
Juniper Networks, Inc. (a)	7,600	252
Verizon Communications, Inc.	16,100	704

		956

Utilities—1.6%
AES Corp. (a)	24,000	513

Total Common Stock (cost—$29,146)		32,069

	Principal Amount (000s)
Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $1,453; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $1,483 including accrued interest (cost—$1,453)	$1,453	1,453

Total Investments (cost—$30,599)—102.4%		33,522

Liabilities in excess of other assets—(2.4%)		(784)

Net Assets—100.0%		$32,738

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Schedule of Investments

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—35.6%
Aerospace—1.6%
Boeing Co.	1,900	$166
L-3 Communications Holdings, Inc. (f)	2,000	212

		378

Automotive—0.8%
Johnson Controls, Inc. (f)	5,100	184

Capital Goods—1.9%
General Electric Co.	5,000	185
Textron, Inc. (f)	3,400	243

		428

Chemicals—1.1%
Monsanto Co. (f)	2,200	246

Consumer Discretionary—1.8%
McDonald’s Corp. (f)	3,700	218
McKesson Corp. (f)	3,000	196

		414

Consumer Products—0.9%
Procter & Gamble Co. (f)	2,800	205

Consumer Staples—0.9%
Coca-Cola Co. (f)	3,500	215

Diversified Manufacturing—0.7%
Terex Corp. (c)	2,500	164

Energy—1.9%
National-Oilwell Varco, Inc. (c)(f)	3,100	228
Valero Energy Corp. (f)	2,900	203

		431

Food & Beverage—0.9%
Molson Coors Brewing Co. (f)	4,200	217

Healthcare—5.4%
Abbott Laboratories (f)	3,800	214
Baxter International, Inc. (f)	3,600	209
Bristol-Myers Squibb Co.	7,100	188
Gilead Sciences, Inc. (c)(f)	4,700	216
Intuitive Surgical, Inc. (c)(f)	650	211
Merck & Co., Inc. (f)	3,600	209

		1,247

Industrial—0.9%
AGCO Corp. (c)(f)	3,200	217

Insurance—1.7%
Cigna Corp. (f)	4,000	215
Prudential Financial, Inc. (f)	1,900	177

		392

Machinery—1.0%
Deere & Co. (f)	2,400	223

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (f)	2,100	215

Oil & Gas—2.0%
Diamond Offshore Drilling, Inc. (f)	1,700	242
Schlumberger Ltd. (f)	2,300	226

		468

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (c)(f)	2,200	223

Retail—0.7%
Target Corp.	3,000	150

	Shares	Value (000s)

Semi-conductors—0.9%
Intel Corp. (f)	8,200	$219

Technology—4.2%
EMC Corp. (c)(f)	8,700	161
International Business Machines Corp. (f)	1,700	184
Microsoft Corp. (f)	6,000	214
Oracle Corp. (c)(f)	9,500	214
Texas Instruments, Inc.	5,600	187

		960

Telecommunications—3.5%
Harris Corp. (f)	3,400	213
Juniper Networks, Inc. (c)(f)	6,100	203
QUALCOMM, Inc. (f)	4,500	177
Verizon Communications, Inc. (f)	4,700	205

		798

Utilities—0.9%
Constellation Energy Group, Inc. (f)	2,100	215

Total Common Stock (cost—$8,259)		8,209

CONVERTIBLE PREFERRED STOCK—24.7%
Automotive—0.7%
General Motors Corp., Ser. C
6.25%, 7/15/33	7,875	154

Consumer Discretionary—1.3%
Stanley Works, FRN (c)
6.53%, 5/17/12	160	144
United Rentals Trust I
6.50%, 8/1/28	3,550	150

		294

Consumer Staples—1.0%
Bunge Ltd. (b),
4.875%, 12/1/11	1,650	234

Financial Services—12.2%
Citigroup Funding, Inc., Ser. GNW, 20.00%, 9/27/08 (Genworth Financial, Inc.) (e)	5,500	138
Eksportfinans ASA, Ser. TWX 13.00%, 11/1/08 (Time Warner, Inc.) (e)	10,600	176
Goldman Sachs Group, Inc., Ser. CSCO 9.75%, 12/19/08 (Cisco Systems, Inc.) (e)	7,450	204
Goldman Sachs Group, Inc., Ser. DISH 20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	131
Lazard Ltd.
6.625%, 5/15/08	4,600	160
Lehman Brothers Holdings, Inc., Ser. GIS 6.00%, 10/12/10 (General Mills, Inc.) (e)	7,700	190
Lehman Brothers Holdings, Inc., Ser. HPQ 20.00%, 2/24/08 (Hewlett Packard Co.) (e)	4,120	173
Lehman Brothers Holdings, Inc., Ser. UTX 8.50%, 8/25/08 (United Technologies Corp.) (e)	2,500	181
Morgan Stanley, Ser. DIS 20.00%, 3/24/08 (Walt Disney Co.) (e)	4,750	134

	Shares	Value (000s)

Morgan Stanley, Ser. GOOG
20.00%, 3/08/08, (Google, Inc.) (e)	370	$171
Morgan Stanley, Ser. T
20.00%, 1/31/08, (AT&T, Inc.) (e)	4,650	161
Platinum Underwriters Holdings Ltd., Ser. A
6.00%, 2/15/08	5,400	174
Svensk Exportkredit AB, Ser. TEVA ADR 10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd.) (e)	4,400	198
Svensk Exportkredit AB, Ser. XOM 12.50%, 12/12/08 (Exxon Mobil Corp.) (e)	2,000	182
Vale Capital Ltd, Ser. RIO 5.50%, 6/15/10 (Companhia Vale do Rio Doce) (e)	3,500	224
Washington Mutual, Inc., Ser. R,
7.75%, 12/18/12	30	26
Wells Fargo & Co., Ser. AAPL 8.00%, 6/01/08 (Apple, Inc.) (e)	1,500	202

		2,825

Hotels/Gaming—0.6%
Felcor Lodging Trust, Inc., Ser. A (c), 1.95%, 12/29/49	6,800	140

Industrial—1.5%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	140
Owens-Illinois, Inc.,
4.75%, 1/28/08	4,200	210

		350

Insurance—2.5%
Fortis Insurance NV (a),
6.375%, 8/15/08	160,000	265
Metlife, Inc.,
6.375%, 8/15/08	5,775	178
XL Capital Ltd.
7.75%, 1/26/08	6,800	129

		572

Oil & Gas—0.9%
Chesapeake Energy Corp. (b),
5.00%, 11/15/10	1,650	195

Pharmaceuticals—0.7%
Schering-Plough Corp.
6.00%, 8/13/10	700	170

Telecommunications—0.8%
Crown Castle International Corp.
6.25%, 8/15/12	3,150	192

Utilities—2.5%
AES Trust III
6.75%, 10/15/29	3,925	183
Entergy Corp.
7.625%, 2/17/09	2,850	204
NRG Energy, Inc.
5.75%, 3/16/09	485	182

		569

Total Convertible Preferred Stock (cost—$5,861)		5,695

34	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES—25.5%
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	$200

Automotive—1.8%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	163
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	182
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	74

			419

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	174

Electronics—0.8%
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	198

Financial Services—0.8%
KAR Holdings, Inc. (a),
8.75%, 5/1/14	B3/CCC	200	185

Healthcare & Hospitals—1.9%
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	200	211
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	200
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			436

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/B+	200	204

Metals & Mining—0.9%
Steel Dynamics, Inc. (a),
7.375%, 11/1/12	Ba2/BB+	200	202

Multi-Media—0.9%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	205

Oil & Gas—3.2%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/B	200	194
Copano Energy LLC,
8.125%, 3/1/16	B2/B+	200	202
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B-	100	93
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/B+	250	256

			745

Printing/Publishing—1.6%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	200	179
Idearc, Inc.,
8.00%, 11/15/16	B2/B+	200	185

			364

Retail—4.9%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba3/B+	150	183

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	B3/CCC+	$200	$152
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	191
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	209
Rite Aid Corp.,
7.50%, 3/1/17	B3/BB-	200	177
Star Gas Partners L.P., Ser. B,
10.25%, 2/15/13	Caa3/CCC	200	209

			1,121

Technology—0.8%
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	176

Telecommunications—4.5%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	196
Cricket Communications, Inc.,
9.375%, 11/1/14	Caa1/CCC	200	188
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	254
Millicom International Cellular S.A.,
10.00%, 12/1/13	B2/B+	200	214
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	200

			1,052

Utilities—0.9%
PSE&G Energy Holdings LLC,
10.00%, 10/1/09	Ba3/BB-	200	212

Total Corporate Bonds & Notes (cost—$6,038)			5,893

CONVERTIBLE BONDS—4.8%
Automotive—0.7%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	150	150

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B2/B-	200	207

Technology—1.7%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	198
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	197

			395

Telecommunications—0.7%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	190	170

Utilities—0.8%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	184

Total Convertible Bonds (cost—$1,332)			1,106

U.S. TREASURY BILLS—4.5%
U.S. Treasury Bonds & Notes, 12.00%, 8/15/13 (cost—$1,053)		1,000	1,052

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—4.3%
Convertible Bonds—1.2%
Oil & Gas—0.9%
Devon Energy Corp.,
4.95%, 8/15/08	Baa2/BBB	$125	$219

Telecommunications—0.3%
Nortel Networks Corp.,
4.25%, 9/1/08	B3/B-	64	63

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $711; collateralized by Fannie Mae, 6.06% due 6/6/17, valued at $729 including accrued interest (cost—$711)	711	711

Total Short-Term Investments (cost—$950)		993

Total Investments before options written (cost—$23,493)—99.4%		22,948

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE) strike price $60, expires 2/16/08	25	(1)
AGCO Corp. (CBOE) strike price $75, expires 1/19/08	25	(2)
Baxter International, Inc. (CBOE) strike price $60, expires 2/16/08	20	(3)
Cigna Corp. (CBOE) strike price $56.625, expires 1/19/08	30	(1)
Coca-Cola Bottling Co. United, Inc. (CBOE) strike price $65, expires 2/16/08	25	(1)
Constellation Energy Group, Inc. (CBOE) strike price $105, expires 1/19/08	15	(2)
Deere & Co. (CBOE) strike price $100, expires 2/16/08	15	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $145, expires 1/19/08	10	(4)
EMC Corp. (CBOE) strike price $20, expires 1/19/08	60	(1)
Freeport-McMoran Copper & Gold, Inc. (CBOE) strike price $115, expires 2/16/08	15	(4)
Gilead Sciences, Inc. (CBOE) strike price $47.50, expires 2/16/08	30	(5)
Harris Corp. (CBOE) strike price $65, expires 2/16/08	25	(5)
Intel Corp. (CBOE) strike price $27.50, expires 1/19/08	55	(3)

12.31.07	Allianz Funds Semiannual Report	35

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)
International Business Machines Corp. (CBOE) strike price $120, expires 2/16/08	10	$(1)
Intuitive Surgical, Inc. (CBOE) strike price $390, expires 1/19/08	5	— (d)
Johnson Controls, Inc. (CBOE) strike price $40, expires 1/19/08	35	— (d)
Juniper Networks, Inc. (CBOE) strike price $37.50, expires 1/19/08	45	(1)
L-3 Communications Holdings, Inc. (CBOE) strike price $110, expires 1/19/08	15	(1)
McDonald’s Corp. (CBOE) strike price $65, expires 3/22/08	25	(2)
McKesson Corp. (CBOE) strike price $67.50, expires 2/16/08	20	(4)
Medco Health Solutions, Inc. (CBOE) strike price $100, expires 1/19/08	15	(5)
Merck & Co., Inc. (CBOE) strike price $62.50, expires 1/19/08	25	— (d)
Microsoft Corp. (CBOE) strike price $37.50, expires 2/16/08	40	(3)
Molson Coors Brewing Co. (CBOE) strike price $55, expires 1/19/08	30	(1)
Monsanto Co. (CBOE) strike price $110, expires 1/19/08	15	(9)
National Oilwell Varco, Inc. (CBOE) strike price $80, expires 2/16/08	20	(5)
Oracle Corp. (CBOE) strike price $22.50, expires 1/19/08	65	(4)
Prudential Financial, Inc. (CBOE) strike price $105, expires 2/16/08	15	(1)
Qualcomm, Inc. (CBOE) strike price $45, expires 2/16/08	30	(1)
Schlumberger Ltd. (CBOE) strike price $100, expires 2/16/08	15	(6)
Textron, Inc. (CBOE) strike price $72.50, expires 1/19/08	25	(4)
Procter & Gamble Co. (CBOE) strike price $75, expires 1/19/08	20	(1)
Valero Energy Corp. (CBOE) strike price $75, expires 3/22/08	20	(5)
Verizon Communications, Inc. (CBOE) strike price $45, expires 1/19/08	30	(1)

Total Options Written (premiums received—$120)		(91)

Total Investments net of options written (cost—$23,374)—99.0%		22,857

Value (000s)

Other assets less other liabilities—1.0%	$222

Net Assets—100.0%	$23,079

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Maturity date shown is date of next call. The interest rate disclosed reflects the rate in effect on December 31, 2007.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is indentified in the parenthetical.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
NR—Not Rated

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.4%
Aerospace—3.1%
Rockwell Collins, Inc.	6,900	$496
Spirit Aerosystems Holdings, Inc., Class A (a)	8,400	290

		786

Automotive—1.6%
Oshkosh Truck Corp.	8,300	392

Capital Goods—5.5%
Cummins, Inc.	4,200	535
Foster Wheeler Ltd. (a)	1,900	295
Goodyear Tire & Rubber Co. (a)	6,700	189
Ingersoll-Rand Co., Ltd.	7,600	353

		1,372

Chemicals—5.6%
Celanese Corp., Ser. A	10,500	444
Eastman Chemical Co.	2,400	147
Lubrizol Corp.	6,300	341
Terra Industries, Inc. (a)	9,500	454

		1,386

Commercial Services—3.0%
Hewitt Associates, Inc., Class A (a)	10,000	383
Rollins, Inc.	18,650	358

		741

Consumer Discretionary—4.2%
Dollar Tree Stores, Inc. (a)	8,100	210
GameStop Corp., Class A (a)	4,900	304
Nike, Inc., Class B	2,200	141
Thor Industries, Inc.	5,600	213
Whirlpool Corp.	2,200	180

		1,048

Consumer Services—1.9%
Apollo Group, Inc., Class A (a)	3,300	231
Ball Corp.	5,500	248

		479

Consumer Staples—0.5%
Church & Dwight Co., Inc.	2,200	119

Drugs & Medical Products—1.3%
Forest Laboratories, Inc. (a)	9,200	335

Electronics—2.8%
Avnet, Inc. (a)	10,600	371
Thomas & Betts Corp. (a)	6,500	319

		690

Energy—9.2%
Continental Resources, Inc. (a)	18,700	489
Dresser-Rand Group, Inc. (a)	9,100	355
El Paso Corp.	24,500	423
First Solar, Inc. (a)	1,200	321
National-Oilwell Varco, Inc. (a)	5,000	367
Peabody Energy Corp.	5,600	345

		2,300

Environmental Services—2.3%
Republic Services, Inc.	7,900	247
Waste Management, Inc.	10,000	327

		574

Financial Services—5.2%
Fifth Third Bancorp.	13,000	327
IntercontinentalExchange, Inc. (a)	800	154
Jones Lang LaSalle, Inc.	3,500	249
ProLogis, REIT	4,400	279
WR Berkley Corp.	9,575	285

		1,294

	Shares	Value (000s)

Food—0.5%
Tyson Foods, Inc.	8,300	$127

Healthcare—8.1%
DaVita, Inc. (a)	2,100	118
Health Net, Inc. (a)	8,900	430
Hologic, Inc. (a)	2,100	144
Humana, Inc. (a)	2,800	211
Intuitive Surgical, Inc. (a)	1,400	454
Onyx Pharmaceuticals, Inc. (a)	4,400	245
Sepracor, Inc. (a)	9,900	260
Zimmer Holdings, Inc. (a)	2,400	159

		2,021

Hotels/Gaming—1.0%
Wynn Resorts Ltd.	2,300	258

Industrial—6.0%
AGCO Corp. (a)	5,800	394
Dover Corp.	7,900	364
L-3 Communications Holdings, Inc.	4,500	477
Teleflex, Inc.	4,200	265

		1,500

Machinery—1.1%
Snap-On, Inc.	5,600	270

Materials & Processing—4.9%
AK Steel Holding Corp. (a)	9,400	435
Allegheny Technologies, Inc.	3,400	294
Precision Castparts Corp.	2,100	291
Sherwin-Williams Co.	3,300	191

		1,211

Oil & Gas—8.3%
Atwood Oceanics, Inc. (a)	4,600	461
Diamond Offshore Drilling, Inc.	3,500	497
ENSCO International, Inc.	7,600	453
Patterson-UTI Energy, Inc.	11,100	217
Pride International, Inc. (a)	5,600	190
Unit Corp. (a)	5,600	259

		2,077

Restaurants—2.1%
CBRL Group, Inc.	7,000	227
Wendy’s International, Inc.	11,400	294

		521

Semi-conductors—5.8%
Analog Devices, Inc.	7,700	244
Broadcom Corp., Class A (a)	7,600	198
Integrated Device Technology, Inc. (a)	11,200	127
Intersil Corp.	5,600	137
MEMC Electronic Materials, Inc. (a)	5,400	478
NVIDIA Corp. (a)	7,400	252

		1,436

Technology—11.8%
Akamai Technologies, Inc. (a)	3,900	135
Autodesk, Inc. (a)	6,600	329
Belden, Inc.	3,200	143
Compuware Corp. (a)	19,100	170
Dun & Bradstreet Corp.	4,200	372
Electronic Arts, Inc. (a)	2,300	134
Expedia, Inc. (a)	6,200	196
Garmin Ltd.	1,900	184
Hubbell, Inc.	4,800	248
Juniper Networks, Inc. (a)	7,500	249
MasterCard, Inc.	800	172
Mettler Toledo International, Inc. (a)	3,500	398

	Shares	Value (000s)

Network Appliance, Inc. (a)	9,100	$227

		2,957

Telecommunications—0.9%
ADC Telecommunications, Inc. (a)	13,700	213

Transportation—0.4%
AMR Corp. (a)	7,900	111

Wholesale—1.3%
Genuine Parts, Co.	7,000	324

Total Common Stock (cost—$23,000)		24,542

	Principal Amount (000s)
Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $412; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $412 including accrued interest (cost—$412)	$412	412

Total Investments (cost—$23,412)—100.0%		24,954

Liabilities in excess of other assets—0.0%		(10)

Net Assets—100.0%		$24,944

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.0%
Consumer Discretionary—9.2%
Carnival Corp., UNIT	21,200	$943
Gannett Co., Inc.	24,200	944
Harley-Davidson, Inc. (b)	20,600	962
Leggett & Platt, Inc.	53,000	925

		3,774

Consumer Staples—4.6%
Corn Products International, Inc.	25,700	944
Kimberly-Clark Corp.	13,800	957

		1,901

Energy—12.7%
Chevron Corp.	10,100	943
Cimarex Energy Co.	23,000	978
ConocoPhillips	11,000	971
Energy Coal Resources, Inc. (a)(e)	26,000	434
Tesoro Corp.	20,100	959
Tidewater, Inc. (b)	17,100	938

		5,223

Financial Services—25.2%
Allstate Corp.	18,500	966
Bank of America Corp.	22,600	932
Citigroup, Inc.	30,700	904
Comerica, Inc.	21,600	940
Hospitality Properties Trust, REIT	28,200	909
Key Corp.	42,000	985
Lincoln National Corp.	16,400	955
Nationwide Financial Services	20,700	932
Regions Financial Corp. (b)	39,300	929
Reinsurance Group of America, Inc.	18,300	960
RenaissanceRe Holdings Ltd.	15,500	934
Washington Mutual, Inc. (b)	500	7

		10,353

Healthcare—8.9%
Biovail Corp.	73,200	985
GlaxoSmithKline PLC ADR (b)	18,900	953
Omnicare, Inc.	33,300	760
Pfizer, Inc.	41,500	943

		3,641

Industrial—13.8%
3M Co.	11,000	927
General Electric Co.	25,700	953
Masco Corp. (b)	44,200	955
RR Donnelley & Sons Co.	25,300	955
Skywest, Inc.	35,300	948
Werner Enterprises, Inc. (b)	55,500	945

		5,683

Information Technology—2.3%
Seagate Technology, Inc.	37,600	959

Materials—6.9%
Alcoa, Inc.	26,600	972
Dow Chemical Co.	23,000	907
Freeport-McMoRan Copper & Gold Inc., Class B	9,200	942

		2,821

Telecommunications—2.3%
Windstream Corp.	73,800	961

Utilities—7.1%
Atmos Energy Corp.	33,300	934
Nisource, Inc.	51,200	967
UGI Corp.	36,400	992

		2,893

Total Common Stock (cost—$42,375)		38,209

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—20.2%
Collateral Invested for Securities on Loan (c)—11.8%
Allianz Dresdner Daily Asset Fund (d)	3,517,236	$3,517

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,310	1,310

		4,827

Repurchase Agreement—8.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,438; collateralized by Fannie Mae 3.25%, due 2/15/09, valued at $3,507 including accrued interest (cost—$3,437)	3,437	3,437

Total Short-Term Investments (cost—$8,264)		8,264

Total Investments (cost—$50,639)—113.2%		46,473

Liabilities in excess of other assets—(13.2)%		(5,402)

Net Assets—100.0%		$41,071

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,621; cash collateral of $4,827 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Consumer Discretionary—11.5%
Black & Decker Corp. (d)	2,030,600	$141,431
CBS Corp., Class B (d)	5,000,000	136,250
Gannett Co., Inc. (d)	4,400,000	171,600
Home Depot, Inc.	5,896,100	158,841
Mattel, Inc. (d)	8,500,000	161,840
V.F. Corp. (d)	1,498,800	102,908
Whirlpool Corp. (d)	1,491,900	121,784

		994,654

Consumer Staples—13.1%
Altria Group, Inc.	3,000,000	226,740
Anheuser-Busch Cos., Inc.	3,500,000	183,190
Coca-Cola Co.	2,500,000	153,425
Kimberly-Clark Corp.	2,400,000	166,416
Kraft Foods, Inc., Class A	6,300,000	205,569
Reynolds American, Inc. (d)	2,900,000	191,284

		1,126,624

Energy—19.2%
Anadarko Petroleum Corp.	2,344,300	153,997
Chevron Corp.	2,423,400	226,176
ConocoPhillips	2,500,000	220,750
Diamond Offshore Drilling, Inc. (d)	572,700	81,323
Halliburton Co.	294,200	11,215
Marathon Oil Corp.	4,300,000	262,716
Occidental Petroleum Corp.	3,400,000	262,784
Petroleo Brasileiro S.A. ADR	924,700	106,563
Royal Dutch Shell PLC ADR (d)	2,121,900	178,664
Total S.A. ADR	1,373,000	113,410
Transocean, Inc.	286,200	40,969

		1,658,567

Financial Services—16.8%
Allstate Corp.	4,000,000	208,920
Bank of America Corp.	4,000,000	165,040
Duke Realty Corp., REIT (d)	500,000	13,040
JPMorgan Chase & Co.	3,000,000	130,950
Key Corp.	4,000,000	93,800
Lincoln National Corp.	2,800,000	163,016
Merrill Lynch & Co., Inc. (d)	2,500,000	134,200
Regions Financial Corp. (d)	8,500,000	201,025
Travelers Cos., Inc.	3,500,000	188,300
Wachovia Corp.	3,800,000	144,514
Washington Mutual, Inc.	147,200	2,003

		1,444,808

Healthcare—10.4%
GlaxoSmithKline PLC ADR (d)	7,500,000	377,925
Pfizer, Inc.	16,000,000	363,680
Wyeth	3,611,000	159,570

		901,175

Industrial—6.0%
Caterpillar, Inc.	2,360,700	171,292
Norfolk Southern Corp.	4,000,000	201,760
RR Donnelley & Sons Co.	3,700,000	139,638

		512,690

Information Technology—3.1%
Seagate Technology, Inc. (d)	10,500,000	267,750

	Shares	Value (000s)

Materials & Processing—5.8%
Alcoa, Inc.	5,500,000	$201,025
Dow Chemical Co.	7,500,000	295,650

		496,675

Telecommunications—6.0%
AT&T, Inc.	4,000,000	166,240
Verizon Communications, Inc.	3,800,000	166,022
Windstream Corp.	14,000,000	182,280

		514,542

Utilities—4.6%
Ameren Corp. (d)	3,330,600	180,552
Sempra Energy	3,500,000	216,580

		397,132

Total Common Stock (cost—$8,191,081)		8,314,617

SHORT-TERM INVESTMENTS—7.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.3%
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	$45,000	45,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	40,000	35,600
4.56%	20,000	17,800
4.57%	10,000	8,900
4.572%	10,000	8,900
4.581%	10,000	8,900
4.865%	25,000	22,250
5.243%	25,000	22,250
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	30,000	30,001
Cheyne Capital LLC (a)(b)(e)(f)(g)(h),
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.589% due 5/9/08, FRN	12,000	12,002
Dorada Finance, Inc., FRN (a)(e)(g),
4.839% due 4/25/08	7,000	7,500
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	15,000	14,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2 (a),
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	8,000	8,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
K2, Inc., FRN (a)(e)(g),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC, FRN (a)(e)(g),
5.199% due 4/1/08	5,000	5,000
5.205% due 4/1/08	9,000	9,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(g)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$11,688	$11,688
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(e)(g)	30,000	30,003
Suntrust Bank,
1.00% due 1/2/08	4,676	4,676

		372,868

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $229,177; collateralized by Federal Home Loan Bank, 4.375%-4.625% due 10/22/10-2/18/11, valued at $134,778 including accrued interest; and Freddie Mac, 4.125%-5.25% due 10/18/10-2/24/11, valued at $98,936 including accrued interest (cost—$229,127)	229,127	229,127

Total Short-Term Investments (cost—$617,645)		601,995

Total Investments (cost—$8,808,726)—103.5%		8,916,612

Liabilities in excess of other assets—(3.5)%		(305,579)

Net Assets—100.0%		$8,611,033

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $378,631; cash collateral of $389,368 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle. (“SIV”)

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—12.4%
Carnival Corp., UNIT	457,000	$20,332
CBS Corp. (a)	771,600	21,026
Fortune Brands, Inc.	137,200	9,928
Gannett Co., Inc.	532,700	20,775
General Motors Corp. (a)	489,000	12,171
Harley-Davidson, Inc. (a)	114,600	5,353
Home Depot, Inc.	351,300	9,464
Johnson Controls, Inc.	272,800	9,832
Macy's, Inc.	221,400	5,728
McDonald's Corp.	82,800	4,878
Paccar, Inc.	208,099	11,337

		130,824

Consumer Staples—7.2%
Altria Group, Inc.	281,900	21,306
Anheuser-Busch Cos., Inc.	197,400	10,332
Archer-Daniels-Midland Co.	513,000	23,818
Kimberly-Clark Corp.	299,900	20,795

		76,251

Energy—15.9%
Apache Corp.	313,400	33,703
ConocoPhillips	379,000	33,466
Diamond Offshore Drilling, Inc.	68,400	9,713
Halliburton Co.	530,500	20,111
Marathon Oil Corp.	536,700	32,664
Transocean, Inc.	34,082	4,879
Valero Energy Corp.	471,100	32,991

		167,527

Financial Services—22.5%
Allstate Corp.	730,700	38,165
Bank of America Corp.	650,800	26,852
Citigroup, Inc.	862,800	25,401
MetLife, Inc.	450,400	27,754
Morgan Stanley	375,500	19,943
ProLogis, REIT (a)	143,900	9,120
Regions Financial Corp. (a)	1,132,700	26,788
Simon Property Group, Inc., REIT	98,000	8,512
Travelers Cos., Inc.	527,800	28,396
Wachovia Corp. (a)	700,000	26,621
Washington Mutual, Inc.	13,700	186

		237,738

Healthcare—7.8%
Cigna Corp.	382,300	20,541
Johnson & Johnson	309,400	20,637
Merck & Co., Inc.	367,200	21,338
Pfizer, Inc.	874,100	19,868

		82,384

Industrial—7.5%
3M Co.	122,100	10,295
Burlington Northern Santa Fe Corp.	121,800	10,137
Caterpillar, Inc.	265,800	19,286
General Electric Co.	279,300	10,354
Masco Corp. (a)	448,200	9,686
Northrop Grumman Corp.	254,400	20,006

		79,764

Information Technology—1.9%
Hewlett-Packard Co.	199,800	10,086
Xerox Corp.	582,000	9,423

		19,509

	Shares	Value (000s)

Materials & Processing—9.8%
Alcoa, Inc.	576,500	$21,071
Dow Chemical Co.	736,000	29,013
Freeport-McMoRan Copper & Gold, Inc.	211,814	21,698
International Paper Co.	308,200	9,980
Nucor Corp.	189,000	11,193
PPG Industries, Inc. (a)	149,000	10,464

		103,419

Telecommunications—6.0%
AT&T, Inc.	787,700	32,737
Verizon Communications, Inc.	697,700	30,482

		63,219

Utilities—2.9%
Dominion Resources, Inc.	226,000	10,723
Edison International	364,600	19,459

		30,182

Total Common Stock (cost—$993,425)		990,817

SHORT-TERM INVESTMENTS—11.5%
Collateral Invested for Securities on Loan (b)—6.6%
Allianz Dresdner Daily Asset Fund (c)	59,340,307	59,340

	Principal Amount (000s)
Rabobank,
2.50% due 1/2/08	$10,559	10,560

		69,900

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $50,943; collateralized by Freddie Mac, 4.125%-6.875% due 9/15/10-10/18/10, valued at $51,955 including accrued interest (cost—$50,932)	$50,932	$50,932

Total Short-Term Investments (cost—$120,832)		120,832

Total Investments (cost—$1,114,257)—105.4%		1,111,649

Liabilities in excess of other assets—(5.4)%		(56,638)

Net Assets—100.0%		$1,055,011

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $67,347; cash collateral of $69,900 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—14.0%
Black & Decker Corp.	4,000	$279
Gannett Co., Inc.	7,600	296
Harley-Davidson, Inc.	6,500	304
Leggett & Platt, Inc.	15,500	270
Limited Brands, Inc.	13,900	263
Mattel, Inc.	14,800	282

		1,694

Consumer Staples—7.2%
Corn Products International, Inc.	7,800	287
Reynolds American, Inc.	4,600	303
SUPERVALU, Inc.	7,700	289

		879

Energy—10.0%
Chesapeake Energy Corp.	8,300	325
Cimarex Energy Co.	7,100	302
Hess Corp.	3,000	303
Tesoro Corp.	5,900	281

		1,211

Financial Services—24.5%
Associated Banc-Corp.	11,400	309
Comerica, Inc.	6,700	292
Hospitality Properties Trust, REIT	8,700	280
Key Corp.	11,000	258
Lincoln National Corp.	5,100	297
Mercury General Corp.	5,900	294
Nationwide Financial Services	6,500	292
Protective Life Corp.	7,500	308
Reinsurance Group of America, Inc.	5,900	310
RenaissanceRe Holdings Ltd.	5,500	331

		2,971

Healthcare—3.4%
Biovail Corp.	19,800	267
Omnicare, Inc.	6,200	141

		408

Industrial—17.7%
Avery Dennison Corp.	6,100	324
Ingersoll-Rand Co., Ltd., Class A	6,000	279
L-3 Communications Holdings, Inc.	2,800	297
Masco Corp.	14,300	309
Parker Hannifin Corp.	3,950	297
RR Donnelley & Sons Co.	8,400	317
Ryder System, Inc.	6,700	315

		2,138

Information Technology—5.0%
Jabil Circuit, Inc.	19,700	301
Seagate Technology, Inc.	12,000	306

		607

	Shares	Value (000s)

Materials & Processing—5.1%
PPG Industries, Inc.	4,600	$323
Teck Cominco Ltd., Class B	8,100	289

		612

Telecommunications—2.6%
Windstream Corp.	24,100	314

Utilities—7.8%
Atmos Energy Corp.	10,800	303
Nisource, Inc.	17,100	323
SCANA Corp.	7,600	320

		946

Total Common Stock (cost—$13,234)		11,780

	Principal Amount (000s)
Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $549; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $561 including accrued interest (cost—$549)	$549	549

Total Investments (cost—$13,783)—101.9%		12,329

Liabilities in excess of other assets—(1.9)%		(224)

Net Assets—100.0%		$12,105

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—6.4%
ArvinMeritor, Inc. (e)	2,373,000	$27,835
Belo Corp. (e)	2,135,400	37,241
Brown Shoe Co., Inc.	666,750	10,115
Cato Corp., Class A (e)	1,445,500	22,637
CKE Restaurants, Inc. (e)	850,000	11,220
Dover Downs Gaming &
Entertainment, Inc. (e)	540,600	6,082
Ethan Allen Interiors, Inc. (e)	1,399,200	39,877
Kellwood Co. (e)	788,700	13,124
Lancaster Colony Corp.	710,000	28,187
Sonic Automotive, Inc., Class A (e)	1,728,400	33,462
Thor Industries, Inc. (e)	1,184,400	45,019

		274,799

Consumer Staples—6.6%
Corn Products International, Inc.	1,288,000	47,334
JM Smucker Co.	916,500	47,145
Loews Corp. - Carolina Group	489,000	41,712
PepsiAmericas, Inc. (e)	1,285,200	42,823
Pilgrim's Pride Corp. (e)	1,665,900	48,228
Universal Corp. (e)	931,500	47,711
Zep, Inc. (c)	422,000	5,853

		280,806

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,413,400	62,826
Buckeye Partners L.P. (e)	915,000	45,210
Cabot Oil & Gas Corp. (e)	1,500,000	60,555
Cimarex Energy Co.	1,231,900	52,393
Frontier Oil Corp.	915,300	37,143
Holly Corp.	840,100	42,753
Lufkin Industries, Inc.	530,600	30,398
Magellan Midstream Partners L.P. (e)	1,234,000	53,506
NuStar Energy L.P. (e)	395,000	21,053
St. Mary Land & Exploration Co.	1,492,000	57,606
Suburban Propane Partners L.P. (e)	379,100	15,384
TC Pipelines L.P.	242,300	8,771
Tidewater, Inc. (e)	845,000	46,357
Tsakos Energy Navigation Ltd.	421,200	15,597
Western Refining, Inc. (e)	685,000	16,584

		566,136

Financial Services—18.5%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	22,666
Amcore Financial, Inc.	177,200	4,022
American Equity Investment Life Holding Co. (e)	1,463,300	12,131
American Financial Group, Inc. (e)	1,538,000	44,417
Asta Funding, Inc. (e)	140,200	3,707
BancorpSouth, Inc.	1,155,000	27,270
Bank of Hawaii Corp. (e)	898,900	45,970
CBL & Associates Properties, Inc., REIT	1,315,000	31,442
Cullen/Frost Bankers, Inc.	914,300	47,519
Delphi Financial Group, Inc., Class A (e)	1,094,500	38,614
Equity One, Inc., REIT (e)	1,700,800	39,169
First Industrial Realty Trust, Inc., REIT (e)	1,197,000	41,416
FirstMerit Corp. (e)	414,900	8,302
Frontier Financial Corp. (e)	676,400	12,561
Fulton Financial Corp. (e)	600,500	6,738
Healthcare Realty Trust, Inc., REIT (e)	1,695,000	44,237

	Shares	Value (000s)

Hilb Rogal & Hobbs Co. (e)	1,019,500	$41,361
HRPT Properties Trust, REIT (e)	4,617,000	35,689
Infinity Property & Casualty Corp. (e)	335,500	12,122
Jefferies Group, Inc.	1,749,400	40,324
Kingsway Financial Services, Inc. (e)	677,100	8,139
Midland Co.	90,500	5,854
National Penn Bancshares, Inc. (e)	883,739	13,380
Nationwide Health Properties, Inc., REIT (e)	1,415,000	45,589
Old National Bancorp (e)	832,200	12,450
Potlatch Corp., REIT (e)	976,938	43,415
Provident Bankshares Corp. (e)	1,118,000	23,914
RLI Corp. (e)	296,800	16,855
Susquehanna Bancshares, Inc. (e)	969,500	17,878
Washington Federal, Inc.	1,695,000	35,781
Whitney Holding Corp. (e)	631,000	16,501

		799,433

Healthcare—4.0%
Hillenbrand Industries, Inc.	798,000	44,473
Invacare Corp. (e)	1,200,000	30,240
Owens & Minor, Inc. (e)	1,145,800	48,616
West Pharmaceutical Services, Inc. (e)	1,200,100	48,712

		172,041

Industrial—21.0%
Acuity Brands, Inc. (e)	889,000	40,005
Albany International Corp., Class A (e)	1,001,500	37,156
Applied Industrial Tech, Inc.	247,000	7,168
Arkansas Best Corp. (e)	1,176,100	25,804
Barnes Group, Inc. (e)	1,576,500	52,639
Briggs & Stratton Corp.	334,800	7,587
Crane Co.	1,206,000	51,737
DRS Technologies, Inc. (e)	990,800	53,771
DryShips, Inc. (e)	241,300	18,677
Ennis, Inc.	247,300	4,451
Excel Maritime Carriers Ltd. (e)	374,900	15,067
Genco Shipping & Trading Ltd. (e)	464,700	25,447
General Maritime Corp. (e)	1,556,200	38,049
Harsco Corp.	932,000	59,713
Heidrick & Struggles International, Inc.	971,800	36,063
Kennametal, Inc.	1,487,800	56,328
Lennox International, Inc. (e)	1,208,800	50,069
Lincoln Electric Holdings, Inc. (e)	808,000	57,513
Mueller Industries, Inc.	1,227,000	35,571
Quintana Maritime Ltd.	591,300	13,588
Regal-Beloit Corp. (e)	975,500	43,849
Schawk, Inc. (e)	576,900	8,954
Simpson Manufacturing Co., Inc. (e)	1,285,200	34,173
Skywest, Inc.	1,455,100	39,069
Universal Forest Products, Inc. (e)	529,200	15,590
Werner Enterprises, Inc. (e)	2,384,400	40,606
World Fuel Services Corp.	1,105,500	32,093

		900,737

Information Technology—1.4%
Himax Technologies, Inc. ADR (e)	1,098,100	4,689
NAM TAI Electronics, Inc.	515,900	5,814
Park Electrochemical Corp.	660,300	18,647

	Shares	Value (000s)

Technitrol, Inc.	1,140,000	$32,581

		61,731

Insurance—0.6%
Zenith National Insurance Cp	519,600	23,242

Materials & Processing—13.4%
Agnico-Eagle Mines Ltd. (e)	1,158,000	63,262
Bemis Co., Inc. (e)	1,585,600	43,414
Cleveland-Cliffs, Inc. (e)	639,200	64,431
Commercial Metals Co.	1,754,000	51,655
Iamgold Corp. (e)	5,839,900	47,303
Lubrizol Corp.	905,000	49,015
Methanex Corp. (e)	1,741,200	48,057
Quanex Corp. (e)	1,131,500	58,725
Royal Gold, Inc. (e)	1,376,600	42,014
RPM International, Inc.	2,181,600	44,286
Sensient Technologies Corp. (e)	1,575,700	44,561
Westlake Chemical Corp. (e)	910,900	17,298

		574,021

Telecommunications—0.6%
Iowa Telecommunications Services, Inc. (e)	1,678,000	27,284

Utilities—10.7%
Atmos Energy Corp.	1,506,000	42,228
Cleco Corp. (e)	1,637,000	45,509
Energen Corp.	949,000	60,954
National Fuel Gas Co. (e)	1,130,000	52,748
Oge Energy Corp.	1,213,500	44,038
Southwest Gas Corp.	1,010,000	30,068
UGI Corp.	1,797,200	48,974
Vectren Corp. (e)	1,465,400	42,511
Westar Energy, Inc. (e)	1,819,000	47,185
WGL Holdings, Inc. (e)	1,374,700	45,035

		459,250

Total Common Stock (cost—$3,405,478)		4,139,480

SHORT-TERM INVESTMENTS—30.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.0%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$100,000	100,000
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	20,000	20,000
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	20,000	17,800
4.56%	50,000	44,500
4.57%	10,000	8,900
5.243%	50,000	44,500
Bank of America N.A.,
4.58% due 1/2/08	121,000	121,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	105,000	105,000
5.128% due 2/15/08	77,000	77,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	7,000	7,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	8,093	6,629
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	1,000	1,000
4.73% due 5/9/08	3,000	2,999

42	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Principal Amount (000s)	Value (000s)

Citigroup Global Markets, Inc.,
4.65% due 1/2/08	$210,000	$210,000
Dexia Bank S.A.,
4.60% due 1/2/08	120,000	120,000
Dorada Finance, Inc., FRN (a)(f)(h),
4.845% due 4/25/08	8,000	8,000
5.238% due 7/7/08	10,000	9,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2,
5.097% due 10/15/08 (a)	10,000	10,000
Harrier Finance Funding U.S. LLC,
4.562% due 2/5/08, FRN (a)(f)(h)	15,000	15,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
4.50% due 1/2/08	31,000	31,000
K2, Inc., FRN (a)(f)(h),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC,
5.205% due 4/1/08, FRN (a)(f)(h)	10,000	10,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc., FRN (a)(f)(h),
4.555% due 5/16/08	2,000	2,000
4.556% due 5/16/08	45,000	45,004
Suntrust Bank,
1.00% due 1/2/08	4,615	4,615

		1,111,345

Repurchase Agreement—4.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $195,904; collateralized by Fannie Mae, 5.625% due 5/19/11-1/24/17, valued at $86,724 including accrued interest; Federal Farm Credit Bank, 4.74% due 6/27/11, valued at $6,183 including accrued interest; and Freddie Mac, 5.125%-5.25% due 2/24/11-4/18/11, valued at $106,875 including accrued interest (cost—$195,862)	195,862	195,862

Total Short-Term Investments (cost—$1,323,722)		1,307,207

Total Investments (cost—$4,729,200)—126.9%		5,446,687

Liabilities in excess of other assets—(26.9)%		(1,153,832)

Net Assets—100.0%		$4,292,855

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,095,615; cash collateral of $1,130,368 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle. (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	43

Schedule of Investments

OCC Core Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—71.1%
Aerospace—2.2%
Lockheed Martin Corp.	1,800	$189

Capital Goods—6.8%
Eaton Corp.	1,400	136
Terex Corp. (a)	3,150	207
Textron, Inc.	3,400	242

		585

Chemicals—0.9%
Mosaic Co. (a)	800	75

Consumer Discretionary—2.2%
Best Buy Co., Inc.	2,550	134
Polo Ralph Lauren Corp., Class A	900	56

		190

Consumer Services—1.2%
Moody’s Corp.	2,800	100

Consumer Staples—3.5%
Coca-Cola Co.	2,600	160
Colgate-Palmolive Co.	1,000	78
Unilever N V	1,800	66

		304

Energy—8.2%
Chevron Corp.	1,500	140
ConocoPhillips	1,650	146
Transocean, Inc.	998	143
Weatherford International Ltd. (a)	2,100	144
XTO Energy, Inc.	2,625	135

		708

Financial Services—12.3%
Ambac Financial Group, Inc.	2,100	54
American Express Co.	2,200	114
Bank of America Corp.	2,500	103
Countrywide Financial Corp.	6,000	54
Goldman Sachs Group, Inc.	600	129
JPMorgan Chase & Co.	3,700	162
Lehman Brothers Holdings, Inc.	1,800	118
Wachovia Corp.	3,000	114
Wells Fargo & Co.	7,100	214

		1,062

Healthcare—12.2%
Abbott Laboratories	3,600	202
Aetna, Inc.	1,100	63
Forest Laboratories, Inc. (a)	1,700	62
Hologic, Inc. (a)	2,100	144
Merck & Co., Inc.	3,400	198
Roche Holdings AG ADR	1,100	94
Teva Pharmaceutical
Industries Ltd. ADR	4,100	191
Wyeth	2,100	93

		1,047

Materials & Processing—1.5%
Companhia Vale do Rio Doce ADR	3,900	127

Technology—15.6%
Adobe Systems, Inc. (a)	5,000	214
Analog Devices, Inc.	1,800	57
Cisco Systems, Inc. (a)	7,300	197
Corning, Inc.	4,200	101
EMC Corp. (a)	8,400	156
Google, Inc., Class A (a)	300	207
Intel Corp.	5,100	136
Microsoft Corp.	4,300	153
Nokia Corp. ADR	3,300	127

		1,348

	Shares	Value (000s)

Telecommunications—2.7%
AT&T, Inc.	3,100	$129
NII Holdings, Inc., Class B (a)	2,100	101

		230

Transportation—1.8%
Union Pacific Corp.	1,250	157

Total Common Stock (cost—$5,603)		6,122

	Principal Amount (000s)
Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $276 including accrued interest (cost—$270)	$270	270

Total Investments (cost—$5,873)—74.3%		6,392

Other assets less liabilities—25.7%		2,216

Net Assets—100.0%		$8,608

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.9%
Aerospace—5.2%
Lockheed Martin Corp.	11,700	$1,232
United Technologies Corp. (f)	24,901	1,906

		3,138

Capital Goods—7.9%
Eaton Corp.	13,600	1,319
Terex Corp. (b)	24,200	1,587
Textron, Inc.	27,000	1,925

		4,831

Chemicals—1.2%
Mosaic Co. (b)	7,600	717

Consumer Discretionary—2.3%
Best Buy Co., Inc. (d)	12,300	648
Polo Ralph Lauren Corp., Class A	12,400	766

		1,414

Consumer Services—1.7%
Moody’s Corp. (d)	28,900	1,032

Consumer Staples—7.4%
Altria Group, Inc.	19,300	1,459
Coca-Cola Co. (f)	24,400	1,497
Colgate-Palmolive Co.	11,800	920
Unilever N V	17,500	638

		4,514

Energy—10.4%
Chevron Corp.	14,500	1,353
ConocoPhillips	15,900	1,404
Transocean, Inc.	7,658	1,096
Weatherford International Ltd. (b)	17,000	1,166
XTO Energy, Inc.	25,000	1,284

		6,303

Financial Services—16.4%
American Express Co.	23,100	1,202
Bank of America Corp. (f)	22,400	924
CapitalSource, Inc., REIT (d)	74,900	1,317
Countrywide Financial Corp. (d)	58,600	524
Goldman Sachs Group, Inc.	5,800	1,247
JPMorgan Chase & Co. (f)	35,900	1,567
Lehman Brothers Holdings, Inc.	32,100	2,101
MBIA, Inc. (d)	26,125	487
PMI Group, Inc.	47,705	633

		10,002

Healthcare—13.0%
Abbott Laboratories	36,300	2,038
Forest Laboratories, Inc. (b)	16,600	605
Hologic, Inc. (b)	26,600	1,826
Merck & Co., Inc.	32,700	1,900
Nektar Therapeutics, Inc. (b)(d)	38,000	255
Roche Holdings AG	4,800	830
Teva Pharmaceutical Industries Ltd. ADR	9,300	432

		7,886

Materials & Processing—2.0%
Freeport-McMoRan Copper & Gold, Inc.	11,700	1,199

Technology—22.9%
Adobe Systems, Inc. (b)	51,800	2,213
Analog Devices, Inc.	25,900	821
Cisco Systems, Inc. (b)	81,200	2,198
Corning, Inc.	29,600	710
Google, Inc., Class A (b)	2,926	2,023
Intel Corp. (f)	60,909	1,624
MasterCard, Inc., Class A	5,033	1,083

	Shares	Value (000s)

Microsoft Corp.	42,600	$1,517
Nokia Corp. ADR	46,700	1,793

		13,982

Telecommunications—5.9%
AT&T, Inc. (f)	26,200	1,089
NII Holdings, Inc., Class B (b)	20,600	995
Sprint Nextel Corp.	112,600	1,479

		3,563

Transportation—3.6%
Continental Airlines, Inc., Class B (b)(d)	35,600	792
Union Pacific Corp.	11,200	1,407

		2,199

Total Common Stock (cost—$61,932)		60,780

SHORT-TERM INVESTMENTS—11.6%
Collateral Invested for Securities on Loan (c)—7.7%
Allianz Dresdner Daily Asset Fund (e)	3,558,430	3,558

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,105	1,105

		4,663

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,409; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,458 including accrued interest (cost—$2,408)	2,408	2,408

Total Short-Term Investments (cost—$7,071)		7,071

Total Investments before options written (cost—$69,003)—111.5%		67,851

OPTIONS WRITTEN (b)—(0.6)%
	Contracts
Call Options—(0.6)%
Adobe Systems, Inc. (CBOE) strike price $46.50, expires 2/15/08	300	(12)
Cisco Systems, Inc. (CBOE) strike price $31.50, expires 2/15/08	600	(13)
Eaton Corp. (CBOE) strike price $105, expires 2/16/08	100	(17)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $125, expires 2/16/08	100	(11)
Lehman Brothers Holdings Inc. (CBOE) strike price $75, expires 2/16/08	200	(13)
MasterCard, Inc. (CBOE) strike price $270, expires 2/16/08	40	(14)

	Contracts	Value (000s)

Nokia Corp. ADR (CBOE) strike price $44, expires 1/18/08	300	$(1)
S&P 500 Index (CBOE) strike price $1,540, expires 2/16/08	50	(76)
strike price $1,550, expires 2/16/08	50	(61)
strike price $1,550, expires 1/19/08	50	(7)
Terex Corp. (CBOE) strike price $75, expires 2/16/08	200	(26)
Weatherford International Ltd. (CBOE) strike price $80, expires 2/16/08	150	(11)
XOI Index (CBOE) strike price $1,570, expires 1/19/08	30	(87)

Total Options Written (premiums received—$441)		(349)

Total Investments net of options written (cost—$68,563) (a)—110.9%		67,502

Other liabilities in excess of other assets—(10.9%)		(6,632)

Net Assets—100.0%		$60,870

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $830 representing 1.36% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,495; cash collateral of $4,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	45

Schedule of Investments

OCC Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—3.0%
United Technologies Corp.	243,400	$18,630

Capital Goods—4.1%
Terex Corp. (b)	97,600	6,400
Textron, Inc.	266,000	18,966

		25,366

Chemicals—3.3%
Monsanto Co.	118,400	13,224
Mosaic Co. (b)	75,600	7,132

		20,356

Consumer Discretionary—1.8%
Best Buy Co., Inc. (d)	208,800	10,993

Consumer Services—2.1%
Marriott International, Inc., Class A	382,000	13,057

Consumer Staples—5.1%
Altria Group, Inc.	89,000	6,727
Coca-Cola Co.	147,800	9,070
Colgate-Palmolive Co.	78,800	6,143
Wm. Wrigley Jr. Co. (d)	161,000	9,427

		31,367

Energy—6.3%
Diamond Offshore Drilling, Inc.	83,500	11,857
EOG Resources, Inc. (d)	120,800	10,781
Weatherford International Ltd. (b)	97,000	6,654
XTO Energy, Inc.	182,375	9,367

		38,659

Financial Services—11.3%
BlackRock, Inc. (d)	63,000	13,658
CapitalSource, Inc., REIT (d)	381,000	6,702
Goldman Sachs Group, Inc.	85,200	18,322
IntercontinentalExchange, Inc. (b)	24,600	4,736
Lehman Brothers Holdings, Inc.	293,000	19,174
MGIC Investment Corp. (d)	286,500	6,426

		69,018

Healthcare—20.8%
Abbott Laboratories	177,500	9,967
Celgene Corp. (b)(d)	600,200	27,735
Genzyme Corp. (b)	180,200	13,414
Gilead Sciences, Inc. (b)	435,000	20,015
Hologic, Inc. (b)(d)	343,400	23,571
Merck & Co., Inc.	205,300	11,930
Teva Pharmaceutical Industries Ltd. ADR	271,000	12,596
Wyeth	195,000	8,617

		127,845

Materials & Processing—1.5%
Precision Castparts Corp.	66,700	9,251

Technology—34.1%
Adobe Systems, Inc. (b)	487,700	20,839
Analog Devices, Inc.	315,000	9,985
Apple, Inc. (b)	72,800	14,420
Broadcom Corp., Class A (b)	620,000	16,207
Cisco Systems, Inc. (b)	866,300	23,467
EMC Corp. (b)	637,000	11,804
Energizer Holdings, Inc. (b)	80,200	8,993
Google, Inc., Class A (b)	26,400	18,255
Intel Corp.	605,000	16,129
MasterCard, Inc., Class A (d)	65,000	13,988
Microsoft Corp.	630,000	22,428
Oracle Corp. (b)	846,000	19,103
QUALCOMM, Inc.	340,000	13,379

		208,997

	Shares	Value (000s)

Telecommunications—2.8%
NII Holdings, Inc., Class B (b)	355,400	$17,173

Transportation—2.7%
Ryanair Holdings PLC ADR (b)(d)	410,800	16,202

Total Common Stock (cost—$517,135)		606,914

SHORT-TERM INVESTMENTS—18.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—17.4%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	11,000	11,000
Canadian Imperial Bank, FRN,
5.097% due 3/17/08	1,000	1,000
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	25,000	25,000
K2, Inc., FRN (a)(e)(g),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(g),
5.205% due 4/1/08	1,000	1,000
Morgan Stanley, FRN,
4.16% due 9/3/08	1,000	1,000
Northern Rock PLC, FRN (a)(g),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	10,313	10,313
Svenska Handelsbanken,
3.25% due 1/2/08	15,000	15,000

		106,763

Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $8,321; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $8,488 including accrued interest (cost—$8,319)	8,319	8,319

Total Short-Term Investments (cost—$115,632)		115,082

Total Investments (cost—$632,767)—117.6%		721,996

Liabilities in excess of other assets—(17.6)%		(108,229)

Net Assets—100.0%		$613,767

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $103,777; cash collateral of $107,312 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle. (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Security in default.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

46	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.1%
Aerovironment, Inc. (b)	96,800	$2,343
Orbital Sciences Corp. (b)	135,650	3,326

		5,669

Automotive—0.8%
Titan International, Inc. (d)	69,900	2,185

Capital Goods—4.6%
Ceradyne, Inc. (b)	89,000	4,177
Chart Industries, Inc. (b)	99,500	3,074
Force Protection, Inc. (b)(d)	435,900	2,040
TurboChef Technologies, Inc. (b)(d)	206,643	3,410

		12,701

Commercial Services—0.9%
American Public Education (b)	57,373	2,397

Consumer Discretionary—3.9%
Jamba, Inc. (b)(d)	658,632	2,437
Red Robin Gourmet Burgers, Inc. (b)(d)	107,900	3,452
Under Armour, Inc., Class A (b)(d)	113,200	4,943

		10,832

Consumer Services—13.9%
Aegean Marine Petroleum
Network, Inc.	207,137	7,952
Capella Education Co. (b)	35,600	2,330
Huron Consulting Group, Inc. (b)	85,999	6,934
LECG Corp. (b)	338,079	5,091
Life Time Fitness, Inc. (b)(d)	79,700	3,960
New Oriental Education & Technology Group ADR (b)	30,173	2,432
Pinnacle Entertainment, Inc. (b)	199,092	4,691
Resources Connection, Inc.	263,100	4,778

		38,168

Consumer Staples—1.3%
SunOpta, Inc. (b)(d)	272,500	3,638

Energy—9.8%
Delta Petroleum Corp. (b)(d)	283,720	5,348
PetroHawk Energy Corp. (b)	431,800	7,474
Petroquest Energy, Inc. (b)	323,258	4,623
Quicksilver Resources, Inc. (b)(d)	157,694	9,397

		26,842

Financial Services—5.0%
Calamos Asset Management	140,500	4,184
FCStone Group, Inc. (b)	35,519	1,635
GLG Partners, Inc. (b)(d)	372,300	5,063
VistaPrint Ltd. (b)(d)	69,549	2,980

		13,862

Healthcare—18.6%
Accuray, Inc. (b)(d)	204,922	3,119
AMAG Pharmaceuticals, Inc. (b)	46,200	2,778
Cardiome Pharma Corp. (b)(d)	513,357	4,579
Cubist Pharmaceuticals, Inc. (b)	371,011	7,609
Durect Corp. (b)(d)	940,915	6,050
Halozyme Therapeutics, Inc. (b)	376,585	2,678
Healthways, Inc. (b)	35,700	2,086
Hologic, Inc. (b)	47,800	3,281
Illumina, Inc. (b)(d)	66,582	3,946
Indevus Pharmaceuticals, Inc. (b)(d)	659,870	4,586
NxStage Medical, Inc. (b)(d)	190,621	2,892
Salix Pharmaceuticals Ltd. (b)(d)	225,518	1,777

	Shares	Value (000s)

Ventana Medical Systems, Inc. (b)	43,809	$3,821
Vital Images, Inc. (b)	115,749	2,092

		51,294

Industrial—0.7%
Excel Maritime Carriers Ltd. (d)	45,523	1,830

Materials & Processing—1.2%
RTI International Metals, Inc. (b)	45,700	3,150

Technology—29.2%
Ansoft Corp. (b)	113,900	2,944
Ariba, Inc. (b)	316,800	3,532
China Finance Online Co.
ADR (b)(d)	122,200	2,676
Cogent Communications
Group, Inc. (b)(d)	232,515	5,513
Commvault Systems, Inc. (b)	207,681	4,399
Concur Technologies, Inc. (b)	56,200	2,035
Global Sources Ltd. (b)(d)	198,262	5,595
Innerworkings, Inc. (b)(d)	436,970	7,542
Longtop Financial Technologies Ltd. ADR (b)(d)	113,500	2,688
Microsemi Corp. (b)	247,350	5,476
Netlogic Microsystems, Inc. (b)(d)	87,100	2,805
Omniture, Inc. (b)(d)	100,100	3,332
Orion Energy Systems, Inc. (b)	174,300	3,253
Phase Forward, Inc. (b)	108,420	2,358
RightNow Technologies, Inc. (b)	239,176	3,791
Sapient Corp. (b)	569,500	5,017
SPSS, Inc. (b)	78,900	2,833
SRA International, Inc., Class A (b)	66,900	1,970
Syntel, Inc.	54,800	2,111
Taser International, Inc. (b)(d)	155,150	2,233
Ultimate Software Group, Inc. (b)	93,000	2,927
Wind River Systems, Inc. (b)	593,364	5,465

		80,495

Telecommunications—2.9%
SAVVIS, Inc. (b)	212,928	5,943
Starent Networks Corp. (b)(d)	115,192	2,102

		8,045

Transportation—2.7%
American Commercial
Lines, Inc. (b)(d)	311,300	5,055
Navios Maritime Holdings, Inc.	199,013	2,438

		7,493

Utilities—2.0%
EnerNOC, Inc. (b)	111,793	5,489

Total Common Stock (cost—$249,455)		274,090

SHORT-TERM INVESTMENTS—27.1%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—25.1%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	5,000	4,450
4.56%	5,000	4,450
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	5,000	5,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank, FRN,
5.097% due 3/17/08	$1,000	$1,000
Cheyne Capital LLC (a)(e)(f)(g)(h)(i),
3.613%	1,245	1,020
CIT Group, Inc., FRN,
4.589% due 5/9/08	5,000	5,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	10,000	10,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000
K2, Inc., FRN (a)(e)(h),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	1,000	1,000
Rabobank,
2.50% due 1/2/08	12,048	12,048

		68,969

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $5,539; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $5,652 including accrued interest (cost—$5,538)	5,538	5,538

Total Short-Term Investments (cost—$75,834)		74,507

Total Investments (cost—$325,289)—126.7%		348,597

Liabilities in excess of other assets—(26.7%)		(73,497)

Net Assets—100.0%		$275,100

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $68,549; cash collateral of $70,550 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	47

Schedule of Investments

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.7%
Aerospace—6.3%
Goodrich Corp.	1,020,600	$72,065
Raytheon Co.	681,700	41,379

		113,444

Building/Construction—2.7%
Centex Corp.	543,500	13,729
D.R. Horton, Inc. (f)	838,500	11,043
Foster Wheeler Ltd. (d)	156,100	24,198

		48,970

Capital Goods—3.4%
Goodyear Tire & Rubber Co. (d)(f)	648,100	18,289
Joy Global, Inc.	386,500	25,440
Terex Corp. (d)	258,200	16,930

		60,659

Chemicals—2.0%
Cytec Industries, Inc.	299,100	18,419
Mosaic Co. (d)	192,700	18,179

		36,598

Commercial Services—3.0%
ChoicePoint, Inc. (d)(f)	768,000	27,971
H&R Block, Inc. (f)	1,417,100	26,315

		54,286

Consumer Discretionary—3.9%
Advance Auto Parts, Inc.	565,300	21,476
Brunswick Corp. (f)	652,100	11,118
Family Dollar Stores, Inc. (f)	961,800	18,495
PetSmart, Inc. (f)	394,200	9,275
TJX Cos., Inc.	320,000	9,194

		69,558

Consumer Services—1.5%
WPP Group PLC (c)	2,149,800	27,541

Consumer Staples—6.1%
Clorox Co.	418,600	27,280
JM Smucker Co.	188,100	9,676
Loews Corp.-Carolina Group	328,900	28,055
Smithfield Foods, Inc. (d)(f)	927,700	26,829
SUPERVALU, Inc.	482,300	18,096

		109,936

Energy—6.0%
ConocoPhillips	317,100	28,000
FMC Technologies, Inc. (d)	441,700	25,045
Hess Corp.	364,300	36,743
National-Oilwell Varco, Inc. (d)	238,500	17,520

		107,308

Financial Services—30.7%
AMB Property Corp., REIT (f)	887,100	51,814
Annaly Capital Management, Inc., REIT (f)	1,818,800	33,066
Assurant, Inc. (f)	724,300	48,456
Bank of New York Mellon Corp.	837,469	40,835
CapitalSource, Inc., REIT (f)	1,136,100	19,984
CBL & Associates Properties, Inc., REIT	418,900	10,016
CIT Group, Inc.	1,224,400	29,422
Countrywide Financial Corp. (f)	1,924,800	17,208
Douglas Emmett, Inc., REIT (f)	851,900	19,261
Lazard Ltd., Class A (f)	379,600	15,442
Lehman Brothers Holdings, Inc. (f)	527,300	34,507

	Shares	Value (000s)

MBIA, Inc. (f)	771,100	$14,366
National City Corp.	503,400	8,286
Nationwide Health Properties, Inc., REIT (f)	1,323,100	42,257
PartnerRe Ltd. (f)	262,900	21,697
Platinum Underwriters Holdings Ltd.	837,300	29,774
PNC Financial Services Group, Inc. (f)	543,600	35,687
Prosperity Bancshares, Inc. (f)	981,300	28,840
Reinsurance Group of America, Inc. (f)	508,600	26,691
Stancorp Financial Group, Inc.	144,800	7,295
Zions Bancorporation (f)	369,100	17,233

		552,137

Healthcare—4.3%
Coventry Health Care, Inc. (d)	277,500	16,442
Forest Laboratories, Inc. (d)	383,400	13,975
Health Net, Inc. (d)	650,200	31,405
Sepracor, Inc. (d)	568,700	14,928

		76,750

Industrial—1.6%
Oshkosh Truck Corp. (f)	592,400	27,997

Materials & Processing—4.1%
Cleveland-Cliffs, Inc. (f)	179,190	18,062
Companhia Vale do Rio Doce ADR (f)	652,200	21,307
Nucor Corp.	280,100	16,588
Smurfit-Stone Container Corp. (d)(f)	1,644,000	17,361

		73,318

Technology—6.2%
ASML Holding NV (d)(f)	523,027	16,365
EMC Corp. (d)	724,600	13,427
Fairchild Semi-conductor International, Inc. (d)	779,200	11,244
Hubbell, Inc., Class B	255,400	13,179
KLA-Tencor Corp. (f)	301,000	14,496
Molex, Inc., Class A	924,800	24,294
Teradyne, Inc. (d)	1,784,000	18,447

		111,452

Telecommunications—2.8%
NII Holdings, Inc., Class B (d)(f)	549,600	26,557
Sprint Nextel Corp.	1,764,900	23,173

		49,730

Transportation—1.2%
Ford Motor Co. (d)(f)	1,028,700	6,923
UTI Worldwide, Inc.	708,600	13,889

		20,812

Utilities—14.9%
American Electric Power Co., Inc.	634,900	29,561
Constellation Energy Group, Inc.	319,100	32,718
DPL, Inc. (f)	884,800	26,234
Duke Energy Corp.	771,500	15,561
Entergy Corp.	276,500	33,047
Mirant Corp. (d)(f)	515,620	20,099
PG&E Corp.	283,500	12,216
SCANA Corp.	623,400	26,276
Southern Co.	1,112,100	43,094
Vectren Corp.	1,009,200	29,277

		268,083

	Shares	Value (000s)

Total Common Stock (cost—$1,761,501)		$1,808,579

SHORT-TERM INVESTMENTS—20.4%
	Principal Amount (000s)
Collateral Invested for
Securities on Loan (e)—20.2%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	20,000	20,000
Axon Group PLC, FRN (a)(b)(g)(h)(i)(j),
4.56%	15,000	13,350
5.243%	18,000	16,020
Bank of America N.A.,
4.58% due 1/2/08	35,000	35,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	11,000	11,000
Cheyne Capital LLC (a)(b)(g)(h)(i)(j),
3.613%	3,113	2,550
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	11,000	11,002
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	90,000	90,000
Dorada Finance, Inc., FRN (a)(g)(i),
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	5,000	4,999
General Electric Capital Corp., FRN,
4.923% due 5/19/08	3,000	3,001
Goldman Sachs Group L.P.,
Series 2, FRN (a)
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	39,000	39,000
Harrier Finance Funding U.S. LLC, FRN (a)(g)(i),
4.562% due 2/5/08	15,000	15,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	10,000	10,000
K2, Inc., FRN (a)(g)(i),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(g)(i),
5.197% due 4/1/08	5,000	5,000
5.205% due 4/1/08	10,000	10,000
Morgan Stanley, FRN,
4.16% due 9/3/08	5,000	5,000
Northern Rock PLC, FRN (a)(i),
5.285% due 8/1/08	5,000	5,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Sigma Finance, Inc., FRN (a)(g)(i),
4.556% due 5/16/08	13,000	13,001
Suntrust Bank,
1.00% due 1/2/08	1,986	1,986

		361,309

48	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,809; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,865 including accrued interest (cost—$2,808)	$2,808	$2,808

Total Short-Term Investments (cost—$369,068)		364,117

OPTIONS PURCHASED (d)—0.0%
	Contracts
Put Options—0.0%
Smithfield Foods, Inc. (CBOE), strike price $24, expires 2/15/08 (cost—$92)	1,480	16

Total Investments before options written (cost—$2,130,661)—121.1%		2,172,712

OPTIONS WRITTEN (d)—(0.1)%
Call Options—(0.1)%
Hess Corp. (CBOE), strike price $95, expires 1/19/08	1,000	(830)
Smithfield Foods, Inc. (CBOE), strike price $32, expires 2/15/08	1,480	(50)
The Mosaic Co. (CBOE), strike price $95, expires 1/19/08	850	(493)

Total Options Written (premiums received—$714)		(1,373)

Total Investments net of options written (cost—$2,129,947) (f)—121.0%		2,171,339

Liabilities in excess of other assets—(21.0%)		(376,780)

Net Assets—100.0%		$1,794,559

Notes to Schedule of Investments
(amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregated value of $27,541 representing 1.53% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(d) Non-income producing.

(e) Security purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $355,062; cash collateral of $367,748 was received with which the Fund purchased short-term investments.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Fair valued security.

(i) Illiquid security.

(j) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	49

Schedule of Investments

OCC Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—3.4%
AAR Corp. (a)	505	$19
Esterline Technologies Corp. (a)	305	16

		35

Airlines—1.8%
Republic Airways Holdings, Inc. (a)	940	18

Apparel & Textiles—1.1%
Oxford Industries, Inc.	435	11

Automotive—1.8%
Group 1 Automotive, Inc.	345	8
Tenneco, Inc. (a)	405	11

		19

Capital Goods—1.2%
Flow International Corp. (a)	1,285	12

Commercial Services—2.8%
Global Cash Access Holdings, Inc. (a)	1,445	9
H&E Equipment Services, Inc. (a)	1,020	19

		28

Computer Services—1.2%
CACI International, Inc., Class A (a)	265	12

Computer Software—1.2%
THQ, Inc. (a)	425	12

Consumer Discretionary—6.0%
GateHouse Media, Inc.	850	7
Gymboree Corp. (a)	515	16
Iconix Brand Group, Inc. (a)	860	17
Maidenform Brands, Inc. (a)	1,120	15
Ruby Tuesday, Inc.	565	6

		61

Consumer Services—5.1%
Geo Group, Inc. (a)	670	19
Macquarie Infrastructure Co. LLC	275	11
Silgan Holdings, Inc.	425	22

		52

Consumer Staples—1.3%
Papa John’s International, Inc. (a)	585	13

Electronics—1.2%
Brady Corp.,	345	12

Energy—2.2%
Berry Petroleum Co.,	365	16
Exterran Holdings, Inc. (a)	70	6

		22

Financial Services—25.4%
Affiliated Managers Group, Inc. (a)	135	16
Ashford Hospitality Trust, Inc., REIT	1,790	13
Boston Private Financial Holdings, Inc.	750	20
Bridge Capital Holdings (a)	780	17
Cousins Properties, Inc., REIT	625	14
Delphi Financial Group, Inc.,	535	19
DiamondRock Hospitality Co., REIT	345	5
Dupont Fabros Technology, REIT	750	15
Investment Technology Group, Inc. (a)	525	25
Medical Properties Trust, Inc., REIT	1,365	14
Nationwide Health Properties, Inc., REIT	605	19
Pacific Capital Bancorp	750	15
Prosperity Bancshares, Inc.	645	19
Renasant Corp.	940	20

	Shares	Value (000s)

Signature Bank & Trust (a)	295	$10
Whitney Holding Corp.	625	16

		257

Food & Beverage—0.6%
Performance Food Group Co. (a)	220	6

Healthcare—7.9%
Amsurg Corp. (a)	730	20
Merit Medical Systems, Inc. (a)	850	12
Perrigo Co.	940	33
Symmetry Medical, Inc. (a)	860	15

		80

Household Products—0.4%
Central Garden & Pet Co. (a)	200	1
Central Garden and Pet Co., Class A (a)	585	3

		4

Insurance—4.8%
American Safety Insurance Holdings Ltd. (a)	780	15
Assured Guaranty Ltd.	555	15
Hallmark Finl Services, Inc. (a)	505	8
RAM Holdings Ltd. (a)	2,275	11

		49

Machinery—2.4%
Astec Industries, Inc. (a)	190	7
Columbus Mckinnon Corp. (a)	525	17

		24

Materials & Processing—1.4%
AM Castle & Co.	525	14

Metals & Mining—2.2%
Claymont Steel Holdings, Inc. (a)	946	22

Multi-Media—1.8%
World Wrestling Entertainment, Inc.,	1,205	18

Oil & Gas—1.8%
Rosetta Resources, Inc. (a)	920	18

Retail—4.7%
A.C. Moore Arts & Crafts, Inc. (a)	780	11
Aeropostale, Inc. (a)	490	13
Carrols Restaurant Group, Inc. (a)	1,100	10
Insight Enterprises, Inc. (a)	750	14

		48

Technology—6.0%
Borland Software Corp. (a)	2,810	9
Fairchild Semi-conductor International, Inc. (a)	860	12
Microsemi Corp. (a)	505	11
Teradyne, Inc. (a)	910	9
Quantum Corp. (a)	7,135	19

		60

Telecommunications—2.6%
Arris Group, Inc. (a)	1,205	12
Syniverse Holdings, Inc. (a)	940	15

		27

Utilities—4.6%
Atmos Energy Corp.	685	19
Vectren Corp.	940	28

		47

Total Common Stock (cost—$1,024)		981

	Principal Amount (ooos)	Value (000s)

Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $44; collateralized by Fannie Mae, 3.25% due 2/15/09, valued at $45 including accrued interest (cost—$44)	$44	$44

Total Investments (cost—$1,068)—101.3%		1,025

Liabilities in excess of other assets—(1.3%)		(13)

Net Assets—100.0%		$1,012

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

50	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—1.1%
Rockwell Collins, Inc.	100,000	$7,197

Building/Construction—1.8%
McDermott International, Inc. (b)	205,000	12,101

Capital Goods—1.8%
Textron, Inc.	170,000	12,121

Chemicals—3.5%
Monsanto Co.	80,000	8,935
Mosaic Co. (b)	150,000	14,151

		23,086

Communications—1.9%
Focus Media Holding Ltd. ADR (b)(d)	215,000	12,214

Consumer Discretionary—6.0%
CapitalSource, Inc., REIT (d)	1,000,000	17,590
Coach, Inc. (b)(d)	250,000	7,645
Dick’s Sporting Goods, Inc. (b)(d)	240,000	6,662
Nordstrom, Inc. (d)	200,000	7,346

		39,243

Consumer Services—8.1%
Aegean Marine Petroleum Network, Inc.	200,000	7,678
Corrections Corp. of America (b)	425,000	12,542
New Oriental Education & Technology Group ADR (b)	125,000	10,074
Pinnacle Entertainment, Inc. (b)	300,000	7,068
Starwood Hotels & Resorts Worldwide, Inc.	200,000	8,806
XM Satellite Radio Holdings, Inc., Class A (b)(d)	600,000	7,344

		53,512

Consumer Staples—2.3%
Bunge Ltd.	75,000	8,730
Fomento Economico Mexicano S.A. de C.V. ADR	175,000	6,680

		15,410

Electronics—1.0%
China Security & Surveillanc (b)(d)	305,000	6,661

Energy—10.1%
Cameron International Corp. (b)	130,000	6,257
First Solar, Inc. (b)	15,000	4,007
National-Oilwell Varco, Inc. (b)	100,000	7,346
Noble Corp.	100,000	5,651
PetroHawk Energy Corp. (b)	950,000	16,445
Quicksilver Resources, Inc. (b)(d)	300,000	17,877
Weatherford International Ltd. (b)	135,000	9,261

		66,844

Financial Services—3.4%
Affiliated Managers Group, Inc. (b)(d)	75,000	8,810
IntercontinentalExchange, Inc. (b)	50,000	9,625
Och-Ziff Capital Management Group LLC (b)(d)	150,000	3,942

		22,377

Healthcare—18.1%
Accuray, Inc. (b)(d)	425,000	6,468
Celgene Corp. (b)(d)	350,000	16,173
Gen-Probe, Inc. (b)	180,000	11,327
Hologic, Inc. (b)	370,000	25,397
Illumina, Inc. (b)(d)	200,000	11,852
Intuitive Surgical, Inc. (b)	55,000	17,848
Inverness Med Innovations, Inc. (b)	165,000	9,270

	Shares	Value (000s)

Psychiatric Solutions, Inc. (b)(d)	375,000	$12,188
Ventana Medical Systems, Inc. (b)(d)	100,000	8,723

		119,246

Materials & Processing—5.4%
Allegheny Technologies, Inc.	85,000	7,344
Freeport-McMoRan Copper & Gold, Inc.	90,000	9,220
Precision Castparts Corp.	135,000	18,724

		35,288

Multi-Media—2.0%
Central European Media Enterprises Ltd., Class A (b)(d)	115,000	13,338

Retail—1.2%
Burger King Holdings, Inc.	275,000	7,840

Technology—27.5%
Activision, Inc. (b)	350,000	10,395
Adobe Systems, Inc. (b)	280,000	11,964
Akamai Technologies, Inc. (b)(d)	185,000	6,401
Alibaba.com Ltd. (b)	1,000,000	3,610
American Tower Corp., Class A (b)	485,000	20,632
Amphenol Corp., Class A	180,000	8,347
Broadcom Corp., Class A (b)	340,000	8,888
Ciena Corp. (b)(d)	245,000	8,357
Citrix Systems, Inc. (b)	420,000	15,964
Energizer Holdings, Inc. (b)	100,000	11,213
F5 Networks, Inc. (b)	285,000	8,128
General Cable Corp. (b)(d)	150,000	10,992
Global Payments, Inc.	185,000	8,606
Juniper Networks, Inc. (b)	300,000	9,960
Marvell Technology Group Ltd. (b)(d)	505,000	7,060
MasterCard, Inc., Class A (d)	65,000	13,988
Microchip Technology, Inc. (d)	210,000	6,598
Vmware, Inc., Class A (b)(d)	125,000	10,624

		181,727

Telecommunications—4.3%
Clearwire Corp., Class A (b)(d)	480,000	$6,581
NII Holdings, Inc., Class B (b)(d)	350,000	16,912
Starent Networks Corp. (b)(d)	270,000	4,927

		28,420

Transportation—0.8%
Expeditors International Washington, Inc. (d)	125,000	5,585

Total Common Stock (cost—$534,688)		662,210

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—26.9%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	5,000	5,000
Axon Group PLC, FRN (a)(e)(f)(g)(h)(i),
4.55%	10,000	8,900
4.56%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	22,000	22,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	16,000	16,000
5.128% due 2/15/08	10,000	10,000
Canadian Imperial Bank, FRN,
5.098% due 3/17/08	3,000	3,000

	Principal Amount (000s)	Value (000s)
CIT Group, Inc., FRN,
4.589% due 5/9/08	$3,000	$3,001
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	30,000	30,000
Dexia Bank S.A.,
4.60% due 1/2/08	7,000	7,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	5,000	5,000
ING Bank NV,
4.50% due 1/2/08	15,000	15,000
K2, Inc., FRN (a)(e)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(h),
5.205% due 4/1/08	5,000	5,000
Morgan Stanley, FRN,
4.16% due 9/3/08	3,000	3,000
Northern Rock PLC, FRN (a)(h),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	3,997	3,997
Suntrust Bank,
1.00% due 1/2/08	124	124

		177,472

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $721; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $738 including accrued interest (cost—$721)	721	721

Total Short-Term Investments (cost—$179,845)		178,193

Total Investments (cost—$714,533)—127.3%		840,403

Liabilities in excess of other assets—(27.3%)		(180,444)

Net Assets—100.0%		$659,959

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $173,489; cash collateral of $179,124 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle. (“SIV”).

(f) Fair valued security.

(g) Security in default.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	51

Schedule of Investments

OCC Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.1%
Aerospace—4.9%
Boeing Co.	489,200	$42,785
Raytheon Co.	430,700	26,144

		68,929

Building & Construction—5.9%
Centex Corp.	3,270,000	82,600

Capital Goods—6.2%
3M Co. (d)	254,400	21,451
General Electric Co.	1,757,400	65,147

		86,598

Consumer Discretionary—5.1%
Family Dollar Stores, Inc. (d)	587,000	11,288
PetSmart, Inc. (d)	587,000	13,812
Wal-Mart Stores, Inc. (d)	489,200	23,252
Yum! Brands, Inc.	585,600	22,411

		70,763

Consumer Staples—8.8%
SUPERVALU, Inc. (d)	440,300	16,520
SYSCO Corp. (d)	956,800	29,862
Unilever PLC ADR (d)	2,034,800	76,142

		122,524

Energy—17.2%
BP PLC ADR (d)	710,400	51,980
Chevron Corp.	815,000	76,064
ConocoPhillips	895,000	79,028
Hess Corp.	335,048	33,793

		240,865

Financial Services—37.3%
Allstate Corp.	306,100	15,988
Ambac Financial Group, Inc. (d)	639,700	16,485
American International Group, Inc.	156,900	9,147
Annaly Mortgage Management, Inc., REIT	1,282,453	23,315
Bank of America Corp.	765,800	31,597
Capital One Financial Corp. (d)	615,500	29,088
CapitalSource, Inc., REIT (d)	1,069,600	18,814
CIT Group, Inc. (d)	1,528,700	36,735
Citigroup, Inc.	1,251,100	36,832
Countrywide Financial Corp. (d)	2,394,200	21,404
Fannie Mae	1,479,100	59,134
Hartford Financial Services Group, Inc.	174,100	15,180
JPMorgan Chase & Co.	1,393,700	60,835
Lehman Brothers Holdings, Inc.	1,340,300	87,690
MBIA, Inc. (d)	1,125,100	20,961
National City Corp. (d)	1,647,000	27,110
PMI Group, Inc. (d)	907,200	12,048

		522,363

Healthcare—8.3%
Aetna, Inc.	200,800	11,592
ImClone Systems, Inc. (b)	293,500	12,620
Nektar Therapeutics, Inc. (b)(d)	753,600	5,057
Regeneron Pharmaceuticals, Inc. (b)	489,200	11,814

	Shares	Value (000s)

Theravance, Inc. (b)(d)	401,100	$7,822
WellPoint, Inc. (b)	768,000	67,377

		116,282

Telecommunications—1.0%
Sprint Nextel Corp.	1,076,200	14,130

Utilities—4.4%
Southern Co.	1,603,200	62,124

Total Common Stock (cost—$1,443,990)		1,387,178

SHORT-TERM INVESTMENTS—18.1%
Collateral Invested for Securities on Loan (c)—16.4%
Allianz Dresdner Daily Asset Fund (e)	95,744,266	95,744

	Principal Amount (000s)
ABN-AMRO Bank NV, 4.125% due 1/2/08	$50,000	50,000
Bayerische Landesbank, 4.956% due 9/23/08, FRN	1,000	1,000
Dexia Bank S.A., 4.60% due 1/2/08	35,000	35,000
Goldman Sachs Group L.P., Series 2, 5.098% due 8/14/08, FRN (a)	20,000	20,000
Morgan Stanley, 4.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(f)	4,000	4,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	1,778	1,778

		229,522

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $23,052; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,964 including accrued interest and Federal Home Loan Bank, 4.875%-5.75% due 5/14/10-5/15/12, valued at $20,548 including accrued interest (cost—$23,047)	23,047	23,047

Total Short-Term Investments (cost—$252,569)		252,569

Total Investments (cost—$1,696,559)—117.2%		1,639,747

Liabilities in excess of other assets—(17.2%)		(240,133)

Net Assets—100.0%		$1,399,614

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $221,983; cash collateral of $229,522 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

52	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—91.4%
Aerospace—1.3%
Boeing Co.	78,400	$6,857

Capital Goods—3.5%
Fluor Corp.	55,600	8,102
Textron, Inc.	158,740	11,318

		19,420

Chemicals—0.6%
Monsanto Co.	29,061	3,246

Consumer Discretionary—4.4%
Best Buy Co., Inc. (e)	130,000	6,844
CVS Corp. (c)	286,700	11,396
J.C. Penney Co., Inc.	62,895	2,767
McDonald's Corp.	48,500	2,857

		23,864

Consumer Products—1.5%
Avon Products, Inc.	205,800	8,135

Consumer Services—1.0%
News Corp., Class A	257,700	5,280

Consumer Staples—5.9%
Coca-Cola Co.	110,600	6,788
Colgate-Palmolive Co.	136,200	10,618
PepsiCo, Inc.	120,300	9,131
Procter & Gamble Co.	83,100	6,101

		32,638

Energy—8.0%
EOG Resources, Inc. (c)	61,000	5,444
Schlumberger Ltd.	163,300	16,064
Sunoco, Inc.	79,375	5,750
Weatherford International Ltd. (a)	117,100	8,033
XTO Energy, Inc.	167,750	8,616

		43,907

Financial Services—7.7%
American Express Co.	97,300	5,062
Charles Schwab Corp.	58,839	1,503
Citigroup, Inc.	167,700	4,937
Franklin Resources, Inc.	54,200	6,202
Goldman Sachs Group, Inc.	30,700	6,602
IntercontinentalExchange, Inc. (a)	45,900	8,836
Northern Trust Corp. (c)	119,600	9,159

		42,301

Healthcare—13.5%
Abbott Laboratories	159,200	8,939
Allergan, Inc. (c)	103,600	6,655
Celgene Corp. (a)(c)(e)	113,944	5,265
Genentech, Inc. (a)	85,200	5,714
Gilead Sciences, Inc. (a)(e)	249,200	11,466
Humana, Inc. (a)	27,500	2,071
Merck & Co., Inc.	201,055	11,683
Schering-Plough Corp.	263,500	7,020
Shire Pharmaceuticals Group PLC ADR	112,500	7,757
St. Jude Medical, Inc. (a)	190,100	7,726

		74,296

Hotels/Gaming—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	124,200	5,469

Industrial—2.4%
Deere & Co.	142,400	13,260

Materials & Processing—2.9%
Air Products & Chemicals, Inc.	76,800	7,575
Precision Castparts Corp.	61,975	8,596

		16,171

	Shares	Value (000s)

Multi-Media—1.6%
Walt Disney Co.	270,600	$8,735

Oil & Gas—4.5%
Exxon Mobil Corp.	145,000	13,585
Transocean, Inc.	76,249	10,915

		24,500

Technology—27.1%
Adobe Systems, Inc. (a)	275,400	11,768
Apple, Inc. (a)(e)	127,300	25,215
Cognizant Technology Solutions Corp. (a)	211,400	7,175
EMC Corp. (a)	356,100	6,598
Google, Inc., Class A (a)	29,900	20,675
Hewlett-Packard Co.	443,800	22,403
Intel Corp.	514,100	13,706
Microsoft Corp. (e)	463,500	16,501
Research In Motion Ltd. (a)(e)	48,165	5,462
Texas Instruments, Inc. (e)	288,500	9,636
Thermo Fisher Scientific, Inc. (a)	120,700	6,962
Vmware, Inc., Class A (a)(c)	32,178	2,735

		148,836

Telecommunications—4.5%
AT&T, Inc.	341,900	14,210
Cisco Systems, Inc. (a)(e)	388,000	10,503

		24,713

Total Common Stock (cost—$409,999)		501,628

SHORT-TERM INVESTMENTS—13.7%
Collateral Invested for Securities on Loan (b)—3.2%
Allianz Dresdner Daily Asset Fund,
4.609% due 1/2/08 (d)	13,191,648	13,191

	Principal Amount (000s)
Morgan Stanley, 4.16% due 9/3/08, FRN	$3,000	3,000
Rabobank, 2.50% due 1/2/08	1,306	1,306

		17,497

Repurchase Agreement—10.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,676; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $58,818 including accrued interest (cost—$57,664)	57,664	57,664

Total Short-Term Investments (cost—$75,161)		75,161

OPTIONS PURCHASED (a)—1.2%
	Contracts
Call Options—1.2%
Apollo Group, Inc. (CBOE)
strike price $75, expires 2/16/08	1,779	640
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	2,398	1,619
Celgene Corp. (CBOE)
strike price $65, expires 1/17/09	1,149	333

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE)
strike price $27.50, expires 6/21/08	2,912	$451
Cisco Systems, Inc. (CBOE)
strike price $25, expires 1/19/08	4,285	977
Humana, Inc. (CBOE)
strike price $75, expires 5/17/08	1,038	727
McDonald's Corp. (CBOE)
strike price $60, expires 3/22/08	1,082	260
Merck & Co., Inc. (CBOE)
strike price $52.50, expires 1/19/08	1,127	710
Microsoft Corp. (CBOE)
strike price $32.50, expires 4/19/08	2,054	863

Total Options Purchased (cost—$5,862)		6,580

Total Investments before options written
(cost—$491,022)—106.3%		583,369

OPTIONS WRITTEN (a)—(1.6)%
Call Options—(0.9)%
Air Products & Chemical (CBOE)
strike price $120, expires 1/19/09	768	(384)
Apple, Inc. (CBOE)
strike price $200, expires 1/19/08	891	(740)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	1,199	(217)
Best Buy Co., Inc. (CBOE)
strike price $50, expires 1/17/09	975	(877)
Celgene Corp. (CBOE)
strike price $70, expires 1/17/09	1,149	(230)
strike price $80, expires 1/19/08	500	(2)
Cisco Systems, Inc. (CBOE)
strike price $35, expires 1/17/09	5,443	(795)
Research In Motion Ltd. (CBOE)
strike price $120, expires 6/21/08	481	(794)
Texas Instruments, Inc. (CBOE)
strike price $32.50, expires 4/19/08	2,533	(719)

		(4,758)

Put Options—(0.7)%
3M Co. (CBOE)
strike price $75, expires 1/17/09	1,484	(638)
Air Products & Chemicals (CBOE)
strike price $90, expires 1/17/09	768	(495)
Apollo Group, Inc. (CBOE)
strike price $55, expires 2/16/08	1,779	(144)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	2,398	(2)
Celgene Corp. (CBOE)
strike price $50, expires 1/17/09	1,149	(1,069)

12.31.07	Allianz Funds Semiannual Report	53

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE) strike price $20, expires 6/21/08	5,824	$(349)
Coca-Cola Bottling Co. United, Inc. (CBOE)
strike price $50, expires 1/17/09	1,728	(214)
Dell, Inc. (CBOE)
strike price $17.50, expires 1/17/09	6,532	(523)
Exxon Mobil Corp. (CBOE)
strike price $80, expires 1/19/08	510	(6)
Gilead Sciences, Inc. (CBOE)
strike price $40, expires 2/16/08	2,492	(100)
Humana, Inc. (CBOE)
strike price $65, expires 5/17/08	1,038	(244)
McDonald's Corp. (CBOE)
strike price $55, expires 3/22/08	1,082	(119)
Merck & Co., Inc. (CBOE)
strike price $45, expires 1/19/08	1,127	(6)
strike price $50, expires 1/19/08	1,128	(11)
Research In Motion Ltd. (CBOE)
strike price $85, expires 6/21/08	481	(231)

		(4,151)

Total Options Written (premiums received—$12,867)		(8,909)

Total Investments net of options written (cost—$478,155)—104.7%		574,460

Liabilities in excess of other assets—(4.7)%		(25,674)

Net Assets—100.0%		$548,786

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $17,062; cash collateral of $17,497 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

(e) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on December 31, 2007.

54	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—0.8%
Goodrich Corp.	9,315	$658

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	5,616	871

Capital Goods—3.7%
Cooper Industries Ltd., Class A	23,488	1,242
Intermec, Inc. (a)(c)	36,569	743
Roper Industries, Inc. (c)	18,640	1,166

		3,151

Commercial Services—0.9%
Pharmaceutical Product Development, Inc.	19,600	791

Communications—1.7%
MetroPCS Communications, Inc. (a)(c)	33,529	652
NII Holdings, Inc., Class B (a)	16,109	779

		1,431

Consumer Discretionary—7.8%
Coach, Inc. (a)	8,020	245
Dick’s Sporting Goods, Inc. (a)(c)	15,910	442
GameStop Corp., Class A (a)	11,720	728
Gildan Activewear, Inc. (a)	20,245	833
Guess?, Inc. (c)	18,010	682
International Game Technology (c)	31,527	1,385
J.C. Penney Co., Inc.	11,561	509
Longs Drug Stores Corp.	18,705	879
Oshkosh Truck Corp.	8,565	405
Polo Ralph Lauren Corp., Class A	7,821	483

		6,591

Consumer Products—2.0%
Avon Products, Inc.	42,840	1,693

Consumer Services—6.9%
Apollo Group, Inc., Class A (a)	19,666	1,380
E.W. Scripps Co., Class A	9,205	414
Everest Re Group Ltd.	4,100	412
Hertz Global Holdings, Inc. (a)	37,180	591
National CineMedia, Inc.	32,830	828
Owens-Illinois, Inc. (a)	19,500	965
Quanta Services, Inc. (a)	28,122	738
Royal Caribbean Cruises Ltd.	1,945	82
UTI Worldwide, Inc.	23,830	467

		5,877

Consumer Staples—5.6%
Bunge Ltd.	6,590	767
Clorox Co.	9,200	599
Hansen Natural Corp. (a)(c)	15,939	706
Molson Coors Brewing Co.	19,445	1,004
Pepsi Bottling Group, Inc.	12,260	484
Wm. Wrigley Jr. Co. (c)	20,390	1,194

		4,754

Energy—11.3%
Cameron International Corp. (a)	7,310	352
Core Laboratories NV (a)	2,600	324
First Solar, Inc. (a)	620	166
National-Oilwell Varco, Inc. (a)	19,415	1,426
Newfield Exploration Co. (a)	15,760	831
Range Resources Corp.	18,040	927
Southwestern Energy Co. (a)	33,642	1,874
Sunoco, Inc.	24,300	1,760
Sunpower Corp., Class A (a)(c)	1,890	246
Weatherford International Ltd. (a)	25,192	1,728

		9,634

Environmental Services—0.9%
Republic Services, Inc.	24,730	775

	Shares	Value (000s)

Financial Services—7.5%
Affiliated Managers Group, Inc. (a)(c)	7,026	$825
City National Corp.	4,935	294
Federated Investors, Inc., Class B	10,040	413
Genworth Financial, Inc., Class A	5,185	132
IntercontinentalExchange, Inc. (a)	5,635	1,085
Lazard Ltd., Class A (c)	28,416	1,156
Northern Trust Corp.	21,647	1,658
Och-Ziff Capital Management Group LLC (a)(c)	13,720	360
Zions Bancorporation (c)	9,052	423

		6,346

Healthcare—12.6%
Allergan, Inc.	21,630	1,390
Celgene Corp. (a)	2,155	100
Charles River Laboratories International, Inc. (a)	3,230	212
Coventry Health Care, Inc. (a)	7,995	474
Endo Pharmaceuticals Holdings, Inc. (a)	12,142	324
Express Scripts, Inc. (a)	18,360	1,340
Forest Laboratories, Inc. (a)	15,750	574
Gen-Probe, Inc. (a)	9,880	622
Genzyme Corp. (a)	1,900	141
Hologic, Inc. (a)	8,426	578
Humana, Inc. (a)	13,345	1,005
Inverness Med Innovations, Inc. (a)	9,965	560
Millennium Pharmaceuticals (a)	20,000	300
Qiagen N.V. (a)(c)	41,590	875
Quest Diagnostics, Inc. (c)	15,427	816
Shire Pharmaceuticals Group PLC ADR	11,315	780
St. Jude Medical, Inc. (a)	11,560	470
United Therapeutics Corp. (a)	1,590	155

		10,716

Hotels/Gaming—1.3%
Starwood Hotels & Resorts Worldwide, Inc.	25,117	1,106

Insurance—1.0%
Cigna Corp.	15,690	843

Materials & Processing—4.6%
Air Products & Chemicals, Inc.	14,905	1,470
Ecolab, Inc.	8,330	427
Precision Castparts Corp.	14,585	2,023

		3,920

Oil & Gas—1.0%
Diamond Offshore Drilling, Inc.	6,160	875

Retail—0.9%
China Nepstar Chain Drug ADR (a)(c)	11,825	208
Urban Outfitters, Inc. (a)	22,100	602

		810

Technology—24.1%
Activision, Inc. (a)	31,304	930
Akamai Technologies, Inc. (a)(c)	22,465	777
Ametek, Inc.	37,404	1,752
Applera Corp.—Applied Biosystems Group	17,015	577
Autodesk, Inc. (a)	7,870	392
Blue Coat Systems, Inc. (a)	3,075	101
Broadcom Corp., Class A (a)	26,519	693
Cerner Corp. (a)	8,560	483
Citrix Systems, Inc. (a)	11,585	440
Cognizant Technology Solutions Corp. (a)	21,410	727
Dolby Laboratories, Inc., Class A (a)	22,750	1,131
Electronic Arts, Inc. (a)(c)	22,580	1,319
F5 Networks, Inc. (a)	4,498	128
Fiserv, Inc. (a)	9,290	516
Global Payments, Inc.	25,175	1,171
Intersil Corp., Class A (c)	19,938	488

	Shares	Value (000s)

Juniper Networks, Inc. (a)	15,090	$501
Maxim Integrated Products, Inc.	44,551	1,180
McAfee, Inc. (a)	29,895	1,121
Microchip Technology, Inc. (c)	20,255	636
National Semiconductor Corp. (c)	27,570	624
ON Semiconductor Corp. (a)(c)	53,970	479
PMC-Sierra, Inc. (a)(c)	107,510	703
Riverbed Technology, Inc. (a)(c)	10,900	291
Salesforce.com, Inc. (a)(c)	12,075	757
SanDisk Corp. (a)(c)	11,959	397
SBA Communications Corp., Class A (a)	34,796	1,178
Thermo Fisher Scientific, Inc. (a)	16,560	955

		20,447

Telecommunications—0.7%
SAVVIS, Inc. (a)(c)	20,235	565

Utilities—0.6%
NRG Energy, Inc. (a)	11,680	506

Total Common Stock (cost—$73,270)		82,360

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	11,364,406	11,364

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$2,500	2,500
Suntrust Bank, 1.00% due 1/2/08	2,024	2,024

		15,888

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,676; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,730 including accrued interest (cost—$2,675)	2,675	2,675

Total Short-Term Investments (cost—$18,563)		18,563

Total Investments (cost—$91,833)—118.8%		100,923

Liabilities in excess of other assets—(18.8)%		(15,964)

Net Assets—100.0%		$84,959

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $15,385; cash collateral of $15,888 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	55

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.6%
Aerospace—0.7%
General Dynamics Corp. (b)	502	$45

Capital Goods—1.0%
Fluor Corp. (b)	433	63

Chemicals—2.7%
Monsanto Co. (b)	1,460	163

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	707	29

Computers—1.1%
Data Domain, Inc. (a)	884	23
Sun Microsystems, Inc. (a)	2,319	42

		65

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	2,400	126
CVS Corp. (b)	2,918	116
GameStop Corp., Class A (a)(b)	2,054	127
Gildan Activewear, Inc. (a)	1,699	70
Guess?, Inc.	705	27
Walt Disney Co.	1,045	34

		500

Consumer Products—1.3%
Avon Products, Inc.	1,980	78

Consumer Services—0.5%
Quanta Services, Inc. (a)(b)	1,205	32

Consumer Staples—3.4%
Coca-Cola Co.	1,090	67
Colgate-Palmolive Co. (b)	705	55
Hansen Natural Corp. (a)	487	21
PepsiCo, Inc.	829	63

		206

Energy—10.2%
Concho Resources, Inc. (a)	2,250	46
EOG Resources, Inc. (b)	656	59
First Solar, Inc. (a)	282	75
Schlumberger Ltd. (b)	1,386	136
Southwestern Energy Co. (a)(b)	813	45
Sunoco, Inc.	839	61
Sunpower Corp., Class A (a)(b)	1,503	196
XTO Energy, Inc.	90	5

		623

Financial Services—11.5%
American Express Co.	906	47
Citigroup, Inc. (b)	5,481	161
CME Group, Inc. (b)	140	96
Goldman Sachs Group, Inc.	65	14
IntercontinentalExchange, Inc. (a)(b)	811	156
Lazard Ltd., Class A	1,674	68
Northern Trust Corp. (b)	1,598	123
U.S. Bancorp	1,255	40

		705

Healthcare—10.3%
Abbott Laboratories	1,048	59
Allergan, Inc. (b)	1,332	85
Celgene Corp. (a)	1,144	53
Gilead Sciences, Inc. (a)(b)	2,737	126
Merck & Co., Inc. (b)	2,507	146
Schering-Plough Corp.	498	13
Shire Pharmaceuticals Group PLC ADR (b)	1,073	74
St. Jude Medical, Inc. (a)(b)	941	38
Stryker Corp.	508	38

		632

	Shares	Value (000s)

Hotels/Gaming—1.5%
Starwood Hotels & Resorts Worldwide, Inc. (b)	2,070	$91

Industrial—1.3%
Deere & Co. (b)	870	81

Materials & Processing—1.3%
Air Products & Chemicals, Inc.	321	32
Precision Castparts Corp. (b)	347	48

		80

Oil & Gas—3.0%
Exxon Mobil Corp. (b)	1,104	104
Transocean, Inc.	552	79

		183

Retail—1.0%
China Nepstar Chain Drug ADR (a)	3,463	61

Technology—31.4%
Activision, Inc. (a)	2,185	65
Adobe Systems, Inc. (a)	737	32
American Tower Corp., Class A (a)	1,319	56
Apple, Inc. (a)(b)	1,890	374
Autodesk, Inc. (a)	704	35
Cerner Corp. (a)	1,209	68
Cisco Systems, Inc. (a)	1,298	35
Cognizant Technology Solutions Corp. (a)	2,111	72
Corning, Inc. (b)	1,927	46
Ctrip.com International Ltd. ADR	378	22
DealerTrack Holdings, Inc. (a)	939	31
EMC Corp. (a)	2,354	44
Google, Inc., Class A (a)(b)	182	126
Hewlett-Packard Co.	1,334	67
Intel Corp.	3,712	99
Itron, Inc. (a)	499	48
MasterCard, Inc., Class A	200	43
McAfee, Inc. (a)	963	36
MEMC Electronic Materials, Inc. (a)	857	76
NVIDIA Corp. (a)(b)	3,071	105
QUALCOMM, Inc.	693	27
Research In Motion Ltd. (a)(b)	822	93
Riverbed Technology, Inc. (a)	1,621	43
Salesforce.com, Inc. (a)(b)	1,725	108
Texas Instruments, Inc.	1,857	62
Thermo Fisher Scientific, Inc. (a)	645	37
Vmware, Inc., Class A (a)	338	29
Yahoo!, Inc. (a)	1,926	45

		1,924

Telecommunications—2.7%
AT&T, Inc. (b)	2,807	117
Foundry Networks, Inc. (a)	1,171	21
NII Holdings, Inc., Class B (a)	588	28

		166

Total Common Stock (cost—$5,042)		5,727

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $435; collateralized by Freddie Mac, 5.25% due 2/24/11, Value $445 including accrued interest (cost—$435)	$435	435

	Contracts	Value (000s)

OPTIONS PURCHASED (a)—2.5%
Call Options—2.5%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	$18
AT&T, Inc. (CBOE), strike price $35, expires 1/19/08	12	8
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	13	4
Charles Schwab Corp. (CBOE), strike price $27.50, expires 6/21/08	30	5
Google, Inc. (CBOE), strike price $490, expires 1/19/08	1	21
Hewlett Packard Co. (CBOE), strike price $30, expires 1/19/08	13	27
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7	1
strike price $30, expires 1/17/09	82	20
McDonald’s Corp. (CBOE), strike price $60, expires 3/22/08	20	5
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08	18	1
MGM Mirageinc (CBOE), strike price $100, expires 3/22/08	12	2
Microsoft Corp. (CBOE), strike price $37.50, expires 1/17/09	71	22
Qualcomm, Inc. (CBOE), strike price $45, expires 4/19/08	28	3
Royal Caribbean Cruises (CBOE), strike price $40, expires 1/19/08	17	5
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	3
Schlumberger Ltd. (CBOE), strike price $90, expires 2/16/08	6	6
Shire PLC (CBOE), strike price $70, expires 4/19/08	11	6

Total Options Purchased (cost—$144)		157

Total Investments before options written and securities sold short (cost—$5,621)—103.2%		6,319

OPTIONS WRITTEN (a)—(4.8)%
Call Options—(3.2)%
Abbott Laboratories (CBOE), strike price $60, expires 2/16/08	10	(1)
Adobe Systems, Inc. (CBOE), strike price $47.50, expires 1/19/08	6	—(c )
Air Products & Chemicals (CBOE), strike price $120, expires 1/17/09	3	(1)
Apple, Inc. (CBOE), strike price $200, expires 1/19/08	17	(14)
AT&T, Inc. (CBOE), strike price $40, expires 1/19/08	9	(2)

56	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Autodesk, Inc. (CBOE), strike price $55, expires 4/19/08	6	$(1)
Best Buy Co., Inc. (CBOE), strike price $50, expires 1/17/09	24	(22)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	13	(3)
strike price $75, expires 1/19/08	2	—(c)
strike price $80, expires 1/19/08	9	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	53	(57)
Cognizant Technology Solutions Corp. (CBOE), strike price $40, expires 4/19/08	7	(1)
Gamestop Corp. (CBOE), strike price $65, expires 4/19/08	8	(4)
Intel Corp. (CBOE), strike price $27.50, expires 1/19/08	14	(1)
strike price $35, expires 1/17/09	82	(9)
IntercontinentalExchange, Inc. (CBOE), strike price $170, expires 1/19/08	4	(10)
Itron, Inc. (CBOE), strike price $95, expires 1/19/08	4	(1)
MasterCard, Inc. (CBOE), strike price $195, expires 4/19/08	2	(7)
MEMC Electronic Materials, Inc. (CBOE), strike price $100, expires 4/19/08	8	(5)
Merck & Co., Inc. (CBOE), strike price $65, expires 4/19/08	9	(1)
Monsanto Co. (CBOE), strike price $120, expires 1/19/08	6	(1)
NVIDIA Corp. (CBOE), strike price $40, expires 6/21/08	13	(4)
Pepsico, Inc. (CBOE), strike price $70, expires 1/19/08	6	(4)
Research In Motion Ltd. (CBOE), strike price $120, expires 6/21/08	7	(12)
Salesforce Com, Inc. (CBOE), strike price $55, expires 1/19/08	5	(4)
strike price $60, expires 1/19/08	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	(1)
Schlumberger Ltd. (CBOE), strike price $100, expires 2/16/08	6	(2)
Shire PLC (CBOE), strike price $75, expires 4/19/08	11	(4)
Sunpower Corp. (CBOE), strike price $85, expires 1/19/08	4	(18)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 4/19/08	16	(5)
Yahoo, Inc. (CBOE), strike price $30, expires 1/19/08	17	—(c)

		(198)

	Contracts	Value (000s)

Put Options—(1.6)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	$(1)
strike price $90, expires 1/17/09	3	(2)
American Express Co. (CBOE), strike price $52.50, expires 1/19/08	4	(1)
American Tower Corp. (CBOE), strike price $37.50, expires 1/19/08	4	—(c)
AT&T, Inc. (CBOE), strike price $30, expires 1/19/08	8	—(c)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	4	(3)
strike price $50, expires 1/17/09	13	(12)
Charles Schwab Corp. (CBOE), strike price $20, expires 6/21/08	60	(4)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	15	(3)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	16	(2)
Cognizant Technology Solutions Corp. (CBOE), strike price $30, expires 4/19/08	7	(1)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	17	(3)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	65	(5)
Gilead Sciences, Inc. (CBOE), strike price $40, expires 2/16/08	23	(1)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	82	(8)
strike price $22.50, expires 1/19/08	14	—(c)
Itron, Inc. (CBOE), strike price $65, expires 1/19/08	4	—(c)
strike price $70, expires 1/17/09	6	(3)
McDonald’s Corp. (CBOE), strike price $55, expires 3/22/08	20	(2)
Medtronic, Inc. (CBOE), strike price $47.50, expires 2/16/08	18	(1)
Merck & Co., Inc. (CBOE), strike price $52.50, expires 4/19/08	9	(1)
MGM Mirageinc (CBOE), strike price $75, expires 3/22/08	10	(3)
Microsoft Corp. (CBOE), strike price $32.50, expires 1/17/09	71	(14)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	11	(4)
NVIDIA Corp. (CBOE), strike price $27.50, expires 6/21/08	13	(2)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 4/19/08	28	(6)
strike price $35, expires 1/19/08	8	—(c)
Research In Motion Ltd. (CBOE), strike price $85, expires 6/21/08	7	(3)

	Contracts	Value (000s)

Riverbed Technology, Inc. (CBOE), strike price $20, expires 6/21/08	11	$(2)
Royal Caribbean Cruises (CBOE), strike price $35, expires 1/19/08	17	—(c)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	11	(3)
Schlumberger Ltd. (CBOE), strike price $85, expires 2/16/08	6	(1)
Shire PLC (CBOE), strike price $60, expires 4/19/08	11	(2)
Southwestern Energy Co. (CBOE), strike price $30, expires 1/19/08	6	—(c)
Starwood Hotels + Resorts, Inc. (CBOE), strike price $55, expires 1/19/08	4	(4)
Wyeth (CBOE), strike price $42.50, expires 1/19/08	11	(1)

		(98)

Total Options Written (premiums received—$319)		(296)

SECURITIES SOLD SHORT—(7.0)%
	Shares
Energy—(0.9)%
Halliburton Co.	1,523	(58)

Exchange-Traded Funds—(4.3)%
Oil Service HOLDRs Trust	156	(29)
Powershares QQQ Trust	3,485	(179)
SPDR Trust Series 1, UNIT	370	(54)

		(262)

Financial Services—(0.7)%
Lehman Brothers Holdings, Inc.	615	(40)

Healthcare—(0.4)%
Trimeris, Inc. (a)	3,800	(26)

Machinery—(0.5)%
Caterpillar, Inc.	408	(30)

Technology—(0.2)%
F5 Networks, Inc. (a)	532	(15)

Total Securities Sold Short (proceeds—$434)		(431)

Total Investments net of options written and securities sold short (cost—$4,868)—91.4%		5,592

Other assets less other liabilities—8.6%		528

Net Assets—100.0%		$6,120

Notes to Schedule of Investments:
(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	57

Statements of Assets and Liabilities

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Assets:
Investments, at value	$1,854,191	$93,230	$1,672,704
Investments in Affiliates, at value	—	—	—
Cash	3	1	1,783
Security lending interest receivable (net)	—	—	—
Receivable for investments sold	—	—	—
Receivable for Fund shares sold	20,224	416	5,601
Dividends and interest receivable (net of foreign taxes)	1,009	68	456
Receivable from Adviser	—	—	—
	1,875,427	93,715	1,680,544

Liabilities:
Payable to for investments purchased	$32,535	$—	$—
Options written, at value	—	—	—
Payable for Fund shares redeemed	29,989	10	2,442
Payable for collateral for securities on loan	147,309	—	273,718
Dividends payable	—	—	—
Investment advisory fee payable	581	33	501
Administration fees payable	371	19	322
Distribution fees payable	233	2	167
Servicing fees payable	139	2	117
Payable for organization expense	—	—	—
	211,157	66	277,267
Net Assets	$1,664,270	$93,649	$1,403,277

Net Assets Consist of:
Paid-in-capital	$1,402,723	$90,088	$1,202,386
Undistributed (dividends in excess of) net investment income	514	11	(83)
Accumulated net realized gain (loss)	(13,691)	(2,203)	1,736
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	274,724	5,753	199,238
	$1,664,270	$93,649	$1,403,277

Net Assets:
Class D	$40,947	$1,840	$45,320
Other Classes	1,623,323	91,809	1,357,957

Shares Issued and Outstanding:
Class D	2,011	174	1,661
Other Classes	79,194	8,644	49,687

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$20.37	$10.56	$27.29

Cost of Investments	$1,579,467	$87,477	$1,473,466
Cost of Investments in Affiliates	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—

58	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$33,522	$22,948	$24,954	$42,956	$8,916,612	$1,052,309	$12,329	$5,349,878
—	—	—	3,517	—	59,340	—	96,809
—	1	1	1	1	—	—	1
—	—	—	1	104	16	—	315
—	253	—	81	150,713	9,628	38	385
95	—	—	405	41,772	14,645	—	75,126
25	223	19	134	31,909	2,548	28	6,608
—	106	—	—	—	—	54	—
33,642	23,531	24,974	47,095	9,141,111	1,138,486	12,449	5,529,122

$850	$238	$—	$538	$101,394	$3,363	$193	$9,990
—	91	—	—	—	—	—	—
15	—	8	612	31,647	9,319	83	91,737
—	—	—	4,827	389,368	69,900	—	1,130,368
—	—	—	—	1	—	—	—
12	12	16	21	3,080	365	6	2,013
10	5	6	12	2,007	277	4	1,050
11	—	—	8	1,331	110	2	610
6	—	—	6	1,250	141	2	499
—	106	—	—	—	—	54	—
904	452	30	6,024	530,078	83,475	344	1,236,267
$32,738	$23,079	$24,944	$41,071	$8,611,033	$1,055,011	$12,105	$4,292,855

$29,370	$22,644	$25,221	$45,506	$8,397,649	$1,063,201	$13,436	$3,446,062
(79)	6	10	49	11,429	1,303	6	22,353
524	945	(1,829)	(318)	94,069	(6,885)	117	106,949
2,923	(516)	1,542	(4,166)	107,886	(2,608)	(1,454)	717,491
$32,738	$23,079	$24,944	$41,071	$8,611,033	$1,055,011	$12,105	$4,292,855

$1,503	$11	$10	$5,475	$475,622	$121,033	$188	$4,254
31,235	23,068	24,934	35,596	8,135,411	933,978	11,917	4,288,601

94	1	1	415	28,714	6,269	12	140
1,998	1,503	2,021	2,739	491,647	48,416	795	144,282

$16.04	$15.39	$12.32	$13.20	$16.56	$19.31	$14.94	$30.34

$30,599	$23,493	$23,412	$47,122	$8,808,726	$1,054,917	$13,783	$4,609,639
$—	$—	$—	$3,517	$—	$59,340	$—	$119,561
$—	$120	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	59

Statements of Assets and Liabilities  (Cont.)

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Assets:
Investments, at value	$6,392	$64,293	$721,996
Investments in Affiliates, at value	—	3,558	—
Repurchase agreement, at value	—	—	—
Cash	—	—	1
Security lending interest receivable (net)	—	1	28
Receivable for investments sold	—	200	—
Receivable for Fund shares sold	2,217	43	1,431
Dividends and interest receivable (net of foreign taxes)	3	62	419
	8,612	68,157	723,875

Liabilities:
Payable to for investments purchased	$—	$1,729	$—
Payable for securities sold short	—	—	—
Payable to Custodian	—	46	—
Options written, at value	—	349	—
Payable for Fund shares redeemed	—	420	1,959
Payable for collateral for securities on loan	—	4,663	107,312
Investment advisory fee payable	2	30	246
Administration fees payable	2	19	193
Distribution fees payable	—	19	277
Servicing fees payable	—	12	121
Payable to securities lending agent	—	—	—
	4	7,287	110,108
Net Assets	$8,608	$60,870	$613,767

Net Assets Consist of:
Paid-in-capital	$7,957	$70,141	$615,639
Undistributed (dividends in excess of) net investment income	—	(1)	(2,073)
Accumulated net realized gain (loss)	132	(8,210)	(89,033)
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	519	(1,060)	89,234
	$8,608	$60,870	$613,767

Net Assets:
Class D	$83	$414	$7,003
Other Classes	8,525	60,456	606,764

Shares Issued and Outstanding:
Class D	7	46	262
Other Classes	769	6,864	23,232

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$11.06	$8.97	$26.69

Cost of Investments	$5,873	$65,445	$632,767
Cost of Investments in Affiliates	$—	$3,558	$—
Cost of Repurchase Agreement	$—	$—	$—
Premiums Received for Options Written	$—	$441	$—
Cost of Securities Sold Short	$—	$—	$—

60	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$348,597	$2,172,712	$1,025	$840,403	$1,544,003	$512,514	$89,559	$6,319
—	—	—	—	95,744	13,191	11,364	—
—	—	—	—	—	57,664	—	—
931	—	1	1	1	1	—	7
67	75	—	95	77	15	4	—
3,619	6,038	49	—	—	14,226	—	859
250	917	—	127	703	577	39	—
4	3,647	2	222	1,948	591	61	5
353,468	2,183,389	1,077	840,848	1,642,476	598,779	101,027	7,190

$5,064	$1,038	$64	$—	$—	$7,379	$117	$336
—	—	—	—	—	—	—	431
—	—	—	—	—	—	—	—
—	1,373	—	—	—	8,909	—	296
1,584	16,432	—	867	11,750	15,828	8	—
70,550	367,748	—	179,124	229,522	17,497	15,888	—
134	724	1	288	510	202	32	5
77	550	—	205	425	125	18	1
87	623	—	276	406	29	3	—
43	342	—	129	249	24	2	1
829	—	—	—	—	—	—	—
78,368	388,830	65	180,889	242,862	49,993	16,068	1,070
$275,100	$1,794,559	$1,012	$659,959	$1,399,614	$548,786	$84,959	$6,120

$257,268	$1,727,789	$1,057	$515,669	$1,432,365	$443,411	$93,542	$5,429
(1,166)	3,209	3	(3,175)	2,246	41	(31)	(10)
(4,310)	22,169	(5)	21,595	21,815	9,029	(17,642)	(22)
23,308	41,392	(43)	125,870	(56,812)	96,305	9,090	723
$275,100	$1,794,559	$1,012	$659,959	$1,399,614	$548,786	$84,959	$6,120

$51	$29,652	$10	$1,102	$95,893	$41,473	$993	$89
275,049	1,764,907	1,002	658,857	1,303,721	507,313	83,966	6,031

2	1,654	1	46	7,102	2,828	344	5
12,516	107,450	69	31,253	98,569	34,125	28,233	343

$20.28	$17.93	$14.36	$23.88	$13.50	$14.66	$2.89	$17.54

$325,289	$2,130,661	$1,068	$714,533	$1,600,815	$420,167	$80,469	$5,621
$—	$—	$—	$—	$95,744	$13,191	$11,364	$—
$—	$—	$—	$—	$—	$57,664	$—	$—
$—	$714	$—	$—	$—	$12,867	$—	$319
$—	$—	$—	$—	$—	$—	$—	$431

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	61

Statements of Operations

For the Six Months Ended December 31, 2007 (Unaudited)

Amounts in thousands	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Investment Income:
Interest	$1,025	$63	$824
Dividends, net of foreign withholding taxes	10,184	302	5,914
Dividends from investments in Affiliates	—	—	—
Security lending income (net)	—	—	46
Miscellaneous income	23	2	27
Total Income	11,232	367	6,811

Expenses:
Investment advisory fees	3,728	158	3,087
Administration fees	2,375	93	1,994
Servicing fees — Class D	51	2	43
Distribution and/or servicing fees — Other Classes	2,261	15	1,714
Trustees’ fees	68	3	56
Interest expense	—	—	—
Miscellaneous expense	—	—	—
Net Expenses	8,483	271	6,894
Net Investment Income (Loss)	2,749	96	(83)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,229	(1,777)	67,365
Options written	—	—	—
Foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	52,946	1,535	15,860
Investments in Affiliates	—	—	—
Options written	—	—	—
Foreign currency transactions	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	111,175	(242)	83,225
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$113,924	$(146)	$83,142

62	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$18	$324	$15	$33	$3,280	$1,288	$11	$5,911
125	306	120	654	143,123	11,695	197	57,773
—	—	—	—	—	—	—	1,885
—	—	—	7	726	74	—	2,357
—	9	6	—	30	3	—	81
143	639	141	694	147,159	13,060	208	68,007

71	73	93	141	19,775	1,924	44	13,490
56	28	36	78	12,942	1,476	27	7,085
2	—	—	10	737	131	—	6
92	2	—	86	16,257	1,249	28	7,648
1	1	1	2	361	34	1	189
—	—	—	—	25	—	1	—
—	1	1	—	—	—	—	—
222	105	131	317	50,097	4,814	101	28,418
(79)	534	10	377	97,062	8,246	107	39,589

602	896	714	96	265,009	(3,010)	455	266,452
—	(77)	—	—	—	—	—	—
—	—	—	—	—	—	—	3

1,287	(491)	(1,675)	(5,504)	(726,624)	(47,246)	(2,286)	(497,539)
—	—	—	—	—	—	—	(28,377)
—	5	—	—	—	—	—	—
—	—	—	—	—	—	—	3
1,889	333	(961)	(5,408)	(461,615)	(50,256)	(1,831)	(259,458)
$1,810	$867	$(951)	$(5,031)	$(364,553)	$(42,010)	$(1,724)	$(219,869)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	63

Statements of Operations (Cont.)

For the Six Months Ended December 31, 2007 (Unaudited)

Amounts in thousands	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Investment Income:
Interest	$5	$33	$305
Dividends, net of foreign withholding taxes	46	502	2,789
Security lending income (net)	—	5	104
Miscellaneous income	—	—	2
Total Income	51	540	3,200

Expenses:
Investment advisory fees	16	198	1,514
Administration fees	11	129	1,192
Servicing fees — Class D	—	1	14
Distribution and/or servicing fees — Other Classes	4	207	2,470
Dividends on securities sold short	—	—	—
Trustees’ fees	—	3	25
Interest expense	2	4	—
Total Expenses	33	542	5,215
Net Investment Income (Loss)	18	(2)	(2,015)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	455	2,612	47,848
Investments in Affiliates	—	—	—
Options written	—	1,246	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	(4)
Payments from Affiliates	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(550)	(5,419)	(6,836)
Investments in Affiliates	—	—	—
Options written	—	32	—
Securities sold short	—	—	—
Foreign currency transactions	—	1	4
Net Realized and Change in Unrealized Gain (Loss)	(95)	(1,528)	41,012
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(77)	$(1,530)	$38,997
†	For the period October 31, 2007 (commencement of operations) through December 31, 2007.

64	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund†	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$92	$280	$1	$140	$311	$548	$36	$11
447	20,054	4	1,927	18,944	2,745	264	17
523	344	—	591	309	49	26	—
1	—	—	—	—	2	—	—
1,063	20,678	5	2,658	19,564	3,344	326	28

843	5,253	1	1,856	3,769	1,256	204	25
496	3,781	1	1,320	3,117	782	116	7
—	37	—	1	149	53	1	—
879	6,614	—	2,628	4,701	281	32	3
—	—	—	—	—	—	—	3
11	83	—	27	69	23	4	—
—	16	—	1	14	—	—	—
2,229	15,784	2	5,833	11,819	2,395	357	38
(1,166)	4,894	3	(3,175)	7,745	949	(31)	(10)

3,757	47,672	(5)	62,261	34,999	27,343	4,159	161
—	—	—	—	—	—	—	—
—	1,191	—	(447)	—	(1,015)	—	(31)
—	—	—	—	—	—	—	(15)
—	(3)	—	(1)	—	—	—	(1)
—	—	—	—	—	—	—	—

(13,478)	(105,274)	(43)	(27,166)	(217,721)	(187)	(3,808)	399
—	—	—	—	—	—	—	—
—	(659)	—	—	—	4,247	—	6
—	—	—	—	—	—	—	3
—	(2)	—	—	—	—	—	1
(9,721)	(57,075)	(48)	34,647	(182,722)	30,388	351	523
$(10,887)	$(52,181)	$(45)	$31,472	$(174,977)	$31,337	$320	$513

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	65

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Focused Growth Fund		CCM Mid-Cap Fund

	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,749	$4,140	$96	$65	$(83)	$151
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	58,229	67,795	(1,777)	251	67,365	78,495
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	52,946	138,780	1,535	3,701	15,860	95,740
Net increase (decrease) resulting from investment operations	113,924	210,715	(146)	4,017	83,142	174,386

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(140)	(50)	—	(1)	—	—
Other Classes	(6,235)	(2,606)	(149)	(13)	—	—
Net realized capital gains
Class D	(3,579)	(2,467)	(1)	(5)	(4,117)	(2,839)
Other Classes	(135,633)	(102,675)	(27)	(96)	(138,698)	(131,816)
Class II — (Liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(145,587)	(107,798)	(177)	(115)	(142,815)	(134,655)

Fund Share Transactions:
Shares sold
Class D	5,630	10,993	695	1,240	19,955	6,069
Other Classes	241,474	424,598	43,804	50,376	172,276	299,149
Class II — (Liquidated)	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions
Class D	3,444	2,397	1	6	3,943	2,730
Other Classes	116,087	84,780	113	109	129,814	120,748
Class II — (Liquidated)	—	—	—	—	—	—
Cost of shares redeemed
Class D	(5,923)	(11,427)	(70)	(119)	(4,099)	(12,974)
Other Classes	(309,097)	(434,551)	(5,713)	(4,972)	(195,307)	(525,719)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	51,615	76,790	38,830	46,640	126,582	(109,997)
Fund Redemption Fees	12	10	—	—	4	24
Total Increase (Decrease) in Net Assets	19,964	179,717	38,507	50,542	66,913	(70,242)

Net Assets:
Beginning of period	1,644,306	1,464,589	55,142	4,600	1,336,364	1,406,606
End of period*	$1,664,270	$1,644,306	$93,649	$55,142	$1,403,277	$1,336,364
* Including undistributed (dividends in excess of) net investment income of:	$514	$4,140	$11	$64	$(83)	$—

66	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund			NFJ All-Cap Value Fund		NFJ Dividend Value Fund

Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	For the Period February 28, 2007 to June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Period from April 1, 2007 to June 30, 2007	Year Ended March 31, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

$(79)	$(37)	$534	$342	$10	$(6)	$(49)	$377	$770	$97,062	$113,023
602	670	819	769	714	1,659	2,559	96	10,694	265,009	298,751
1,287	1,497	(486)	(30)	(1,675)	(505)	1,678	(5,504)	(2,084)	(726,624)	674,262
1,810	2,130	867	1,081	(951)	1,148	4,188	(5,031)	9,380	(364,553)	1,086,036

—	—	—	—	—	—	—	(98)	(83)	(5,205)	(10,170)
—	—	(460)	(291)	—	—	—	(728)	(528)	(85,903)	(96,843)

(30)	(15)	—	—	—	—	—	(1,500)	(190)	(25,769)	(7,092)
(623)	(298)	(720)	(42)	(969)	—	(134)	(9,232)	(1,143)	(422,079)	(78,226)
—	—	—	—	(1,869)	—	(1,088)	—	—	—	—
(653)	(313)	(1,180)	(333)	(2,838)	—	(1,222)	(11,558)	(1,944)	(538,956)	(192,331)

580	1,386	—	15	10	—	—	407	8,283	54,361	691,239
10,250	20,428	699	20,441	30,239	1	2	16,045	14,424	1,698,629	5,477,452
—	—	—	—	—	2,426	22,399	—	—	—	—

30	15	—	—	—	—	—	1,586	270	29,696	16,492
508	188	1,167	332	969	—	134	8,598	1,572	418,443	140,401
—	—	—	—	1,868	—	1,088	—	—	—	—

(166)	(460)	(5)	—	—	—	—	(3,632)	(2,982)	(250,783)	(156,063)
(4,163)	(2,855)	(5)	—	(13,852)	(1)	(318)	(9,299)	(34,768)	(1,106,762)	(844,228)
—	—	—	—	(17,632)	(3,483)	(24,517)	—	—	—	—
7,039	18,702	1,856	20,788	1,602	(1,057)	(1,212)	13,705	(13,201)	843,584	5,325,293
—	1	—		—			—	—	37	69
8,196	20,520	1,543	21,536	(2,187)	91	1,754	(2,884)	(5,765)	(59,888)	6,219,067

24,542	4,022	21,536	—	27,131	27,040	25,286	43,955	49,720	8,670,921	2,451,854
$32,738	$24,542	$23,079	$21,536	$24,944	$27,131	$27,040	$41,071	$43,955	$8,611,033	$8,670,921
$(79)	$—	$6	$(68)	$10	$—	$—	$49	$498	$11,429	$5,475

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	67

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund

	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	For the Period August 22, 2006 to June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$8,246	$4,551	$107	$232	$39,589	$101,478
Net realized gain on investments, options written, securities sold short and foreign currency transactions	(3,010)	13,481	455	148	266,455	299,258
Payment from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(47,246)	36,681	(2,286)	832	(497,536)	421,119
Net change in unrealized appreciation/depreciation of investments in affiliates	—	—	—	—	(28,377)	18,309
Net increase (decrease) resulting from investment operations	(42,010)	54,713	(1,724)	1,212	(219,869)	840,164

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(859)	(507)	(2)	(2)	(70)	(87)
Other Classes	(6,220)	(4,005)	(106)	(223)	(74,516)	(71,415)
Net realized capital gains
Class D	(1,773)	(477)	(8)	—	(381)	(386)
Other Classes	(13,280)	(5,063)	(475)	(3)	(389,407)	(318,772)
Total Dividends and Distributions to Shareholders	(22,132)	(10,052)	(591)	(228)	(464,374)	(390,660)

Fund Share Transactions:
Shares sold
Class D	72,725	70,618	103	142	193	541
Other Classes	588,449	397,524	4,034	15,890	600,022	1,003,588
Issued in reinvestment of dividends and distributions
Class D	2,346	864	10	2	421	458
Other Classes	15,464	6,130	459	199	393,039	325,290
Cost of shares redeemed
Class D	(18,209)	(9,658)	(48)	—	(1,046)	(1,338)
Other Classes	(125,388)	(51,930)	(6,846)	(509)	(806,465)	(1,010,266)
Net increase (decrease) from Fund share transactions	535,387	413,548	(2,288)	15,724	186,164	318,273
Fund Redemption Fees	18	12	—	—	(2)	18
Total Increase (Decrease) in Net Assets	471,263	458,221	(4,603)	16,708	(498,081)	767,795

Net Assets:
Beginning of period	583,748	125,527	16,708	—	4,790,936	4,023,141
End of period*	$1,055,011	$583,748	$12,105	$16,708	$4,292,855	$4,790,936
* Including undistributed (dividends in excess of) net investment income of:	$1,303	$136	$6	$7	$22,353	$57,350

68	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

OCC Core Equity Fund		OCC Equity Premium Strategy		OCC Growth Fund		OCC Opportunity Fund		OCC Renaissance Fund

Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Period from January 12, 2007 to June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

$18	$52	$(2)	$23	$(2,015)	$(4,141)	$(1,166)	$(3,568)	$4,894	$(1,879)

455	342	3,858	8,551	47,844	65,537	3,757	41,448	48,860	468,134
—	—	—	4	—	32	—	—	—	—

(550)	933	(5,386)	4,409	(6,832)	53,829	(13,478)	16,976	(105,935)	(33,042)

(77)	1,327	(1,530)	12,987	38,997	115,257	(10,887)	54,856	(52,181)	433,213

(1)	—	—	—	—	—	—	—	(65)	—
(68)	(25)	—	—	—	—	—	—	(1,622)	—

(9)	—	(16)	(33)	—	—	(7)	—	(5,749)	(5,369)
(651)	(104)	(2,156)	(4,336)	—	—	(32,303)	(5,923)	(369,452)	(339,903)
(729)	(129)	(2,172)	(4,369)	—	—	(32,310)	(5,923)	(376,888)	(345,272)

19	57	142	337	2,937	8,787	329	15	5,775	1,912
2,518	1,895	3,951	16,949	55,581	45,654	60,139	35,686	93,923	181,333

10	—	15	32	—	—	7	—	5,567	5,165
691	126	1,858	3,695	—	—	27,025	4,958	307,588	276,292

(8)	—	(171)	(959)	(5,812)	(336)	(288)	(3)	(8,657)	(22,344)
(1,868)	(186)	(12,189)	(25,232)	(54,988)	(121,963)	(29,884)	(84,249)	(346,689)	(1,045,023)
1,362	1,892	(6,394)	(5,178)	(2,282)	(67,858)	57,328	(43,593)	57,507	(602,665)
—	—	—	1	—	2	1	1	2	12
556	3,090	(10,096)	3,441	36,715	47,401	14,132	5,341	(371,560)	(514,712)

8,052	4,962	70,966	67,525	577,052	529,651	260,968	255,627	2,166,119	2,680,831
$8,608	$8,052	$60,870	$70,966	$613,767	$577,052	$275,100	$260,968	$1,794,559	$2,166,119

$—	$51	$(1)	$1	$(2,073)	$(58)	$(1,166)	$(3,568)	$3,209	$2

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	69

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	For the Period October 31, 2007 to December 31, 2007 (Unaudited)	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3	$(3,175)	$(7,065)	$7,745	$14,776
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(5)	61,813	86,424	34,999	299,841
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(43)	(27,166)	69,524	(217,721)	75,879
Net increase (decrease) resulting from investment operations	(45)	31,472	148,883	(174,977)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	—	(1,175)	(2,579)
Other Classes	—	—	—	(12,392)	(14,922)
Net realized capital gains
Class D	—	(103)	—	(17,632)	(13,904)
Other Classes	—	(67,725)	—	(237,838)	(121,019)
Total Dividends and Distributions to Shareholders	—	(67,828)	—	(269,037)	(152,424)

Fund Share Transactions:
Shares sold
Class D	10	216	243	2,991	66,081
Other Classes	1,047	42,148	35,485	70,591	189,385
Issued in reinvestment of dividends and distributions
Class D	—	97	—	18,263	15,767
Other Classes	—	53,515	—	214,500	113,135
Cost of shares redeemed
Class D	—	(231)	(536)	(32,411)	(119,857)
Other Classes	—	(68,909)	(176,938)	(296,590)	(471,512)
Net increase (decrease) from Fund share transactions	1,057	26,836	(141,746)	(22,656)	(207,001)
Fund Redemption Fees	—	—	14	4	9
Total Increase (Decrease) in Net Assets	1,012	(9,520)	7,151	(466,666)	31,080

Net Assets:
Beginning of period	—	669,479	662,328	1,866,280	1,835,200
End of period*	$1,012	$659,959	$669,479	$1,399,614	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$3	$(3,175)	$—	$2,246	$8,068

70	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007

$949	$1,932	$(31)	$(170)	$(10)	$(2)

26,328	35,167	4,159	6,677	114	371

4,060	45,749	(3,808)	10,171	409	297
31,337	82,848	320	16,678	513	666

(77)	—	—	—	—	—
(2,631)	(1,300)	—	—	—	—

(3,161)	(2,476)	(10)	(180)	(2)	—
(39,667)	(24,821)	(795)	(15,235)	(167)	—
(45,536)	(28,597)	(805)	(15,415)	(169)	—

987	2,872	83	68	56	14
129,454	101,939	4,071	9,040	1,426	378

3,179	2,434	4	67	3	—
40,171	24,508	769	14,713	164	—

(4,143)	(21,536)	(56)	(256)	—	(7)
(141,034)	(179,529)	(5,342)	(52,664)	(39)	(35)
28,614	(69,312)	(471)	(29,032)	1,610	350
6	9	—	—	—	—
14,421	(15,052)	(956)	(27,769)	1,954	1,016

534,365	549,417	85,915	113,684	4,166	3,150
$548,786	$534,365	$84,959	$85,915	$6,120	$4,166

$41	$1,800	$(31)	$—	$(10)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	71

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class D
12/31/2007+	$20.85	$0.03		$1.46	$1.49	$(0.07)
6/30/2007	19.58	0.04		2.63	2.67	(0.03)
6/30/2006	17.83	0.04		1.73	1.77	(0.02)
6/30/2005	16.19	0.07		1.65	1.72	(0.08)
6/30/2004	13.95	(0.01)		2.25	2.24	—
6/30/2003	14.56	(0.01)		(0.60)	(0.61)	—
CCM Focused Growth Fund
Class D
12/31/2007+	$10.47	$(0.00	)(b)	$0.09	$0.09	$(0.00	)(b)
7/5/2006 - 06/30/2007	9.30	(0.01)		1.36	1.35	(0.04)
CCM Mid-Cap Fund
Class D
12/31/2007+	$28.53	$(0.01)		$1.84	$1.83	$—
6/30/2007	27.73	(0.01)		3.68	3.67	—
6/30/2006	24.61	(0.01)		3.13	3.12	0.00
6/30/2005	21.38	(0.02)		3.25	3.23	0.00
6/30/2004	17.38	(0.06)		4.06	4.00	0.00
6/30/2003	17.84	(0.06)		(0.40)	(0.46)	0.00
NACM Growth Fund
Class D
12/31/2007+	$15.18	$(0.01)		$1.20	$1.19	$—
6/30/2007	12.88	0.02		2.62	2.64	—
6/30/2006	12.72	0.01		1.16	1.17	0.00
6/30/2005	11.93	0.01		1.07	1.08	0.00
6/30/2004	11.21	(0.07)		0.92	0.85	0.00
7/19/2002 - 6/30/2003	10.00	(0.04)		1.25	1.21	0.00
NACM Income & Growth Fund
Class D
12/31/2007+	$15.55	$0.34		$0.25	$0.59	$(0.24)
02/28/2007 - 06/30/2007	15.00	0.23		0.55	0.78	(0.20)
NACM Mid-Cap Growth Fund
Class D
07/30/2007 - 12/31/2007+	$12.55	$(0.01)		$0.02	$0.01	$—
NFJ All-Cap Value Fund
Class D
12/31/2007+	$20.06	$0.17		$(2.28)	$(2.11)	$(0.23)
6/30/2007	17.41	0.25		2.98	3.23	(0.18)
6/30/2006	15.81	0.14		2.16	2.30	(0.05)
6/30/2005	15.29	0.09		1.24	1.33	—
6/30/2004	12.38	0.02		3.33	3.35	(0.02)
7/19/2002 - 6/30/2003	10.00	0.06		2.52	2.58	(0.03)
NFJ Dividend Value Fund
Class D
12/31/2007+	$18.34	$0.20		$(0.90)	$(0.70)	$(0.17)
6/30/2007	15.38	0.39		3.21	3.60	(0.35)
6/30/2006	13.75	0.36		1.90	2.26	(0.41)
6/30/2005	12.53	0.31		1.37	1.68	(0.31)
6/30/2004	10.51	0.30		2.05	2.35	(0.24)
6/30/2003	11.32	0.27		(0.28)	(0.01)	(0.30)
NFJ Large-Cap Value Fund
Class D
12/31/2007+	$20.72	$0.20		$(1.17)	$(0.97)	$(0.15)
6/30/2007	17.73	0.32		3.37	3.69	(0.29)
6/30/2006	16.04	0.31		2.08	2.39	(0.33)
6/30/2005	14.63	0.23		1.95	2.18	(0.19)
6/30/2004	12.23	0.18		2.38	2.56	(0.16)
7/19/2002 - 6/30/2003	11.07	0.22		1.39	1.61	(0.19)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(c)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

72	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains		Tax Basis Return of Capital	Total Dividends and Distributions		Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.90)		$—	$(1.97)		0.00	(e)	$20.37		7.12%	$40,947	1.08	%*	0.27	%*	63%
(1.37)		—	(1.40)		0.00	(e)	20.85		14.18	38,714	1.08		0.22		150
—		—	(0.02)		0.00	(e)	19.58		9.91	34,210	1.12		0.20		161
—		—	(0.08)		—		17.83		10.65	16,394	1.11		0.43		137
—		—	—		—		16.19		16.06	4,103	1.11		(0.05)		148
—		—	—		—		13.95		(4.19)	3,780	1.10		(0.07)		161

$(0.00	)(b)	$—	$(0.00	)(b)	$—		$10.56		0.89%	$1,840	1.10	%*	(0.09	)%*	68%
(0.14)		—	(0.18)		0.00	(e)	10.47		14.16	1,225	1.11	*	(0.06	)*	106

$(3.07)		$—	$(3.07)		$0.00	(e)	$27.29		6.34%	$45,320	1.08	%*	(0.08	)%*	71%
(2.87)		—	(2.87)		0.00	(e)	28.53		14.55	27,561	1.09		(0.05)		164
0.00		—	—		0.00	(e)	27.73	(h)	12.68 (h)	30,758	1.11		(0.04)		174
0.00		—	—		—		24.61		15.11	60,353	1.11		(0.07)		140
0.00		—	—		—		21.38		23.01	17,933	1.10		(0.29)		165
0.00		—	—		—		17.38		(2.58)	10,333	1.11		(0.35)		155

$(0.33)		$—	$(0.33)		$0.00	(e)	$16.04		7.83%	$1,503	1.16	%*	(0.14	)%*	48%
(0.34)		—	(0.34)		0.00	(e)	15.18		20.73	1,019	1.17		0.12		168
(1.01)		—	(1.01)		0.00	(e)	12.88		9.37	17	1.16	(g)	0.09		152
(0.29)		—	(0.29)		—		12.72		9.05	13	1.23	(d)	0.12		274
(0.13)		—	(0.13)		—		11.93		7.62	12	1.25		(0.55)		160
0.00		—	0.00		—		11.21		12.10	11	1.25	*(c)	(0.42	)*	167

$(0.51)		$—	$(0.75)		$—		$15.39		3.98%	$11	1.31	%*	4.36	%*	90%
(0.03)		—	(0.23)		0.00	(e)	15.55		5.08	15	1.31	*(i)	4.52	*	127

$(0.24)		$—	$(0.24)		$—		$12.32		(2.70)%	$10	1.31	%*	(0.21	)%*	118%

$(4.52)		$—	$(4.75)		$0.02	(e)	$13.20		(10.82)%	$5,475	1.31	%*	1.81	%*	27%
(0.40)		—	(0.58)		0.00	(e)	20.06		18.69	9,566	1.33		1.33		122
(0.65)		—	(0.70)		0.00	(e)	17.41		14.74	2,947	1.32	(f)	0.80		55
(0.83)		—	(0.83)		0.02		15.81		8.74	216	1.37	(d)	0.54		150
(0.42)		—	(0.44)		—		15.29		27.33	74	1.40		0.16		145
(0.17)		—	(0.20)		—		12.38		26.01	15	1.41	*(b)	0.55	*	173

$(0.91)		$—	$(1.08)		$0.00	(e)	$16.56		(3.95)%	$475,622	1.03	%*	2.24	%*	24%
(0.29)		—	(0.64)		0.00	(e)	18.34		23.75	698,390	1.05		2.25		29
(0.22)		—	(0.63)		0.00	(e)	15.38		16.72	78,984	1.10		2.42		26
(0.15)		—	(0.46)		—		13.75		13.50	11,863	1.12	(d)	2.28		30
(0.09)		—	(0.33)		—		12.53		22.53	546	1.20		2.48		36
(0.50)		—	(0.80)		—		10.51		0.43	42	1.20		2.82		43

$(0.29)		$—	$(0.44)		$0.00	(e)	$19.31		(4.75)%	$121,033	1.09	%*	1.95	%*	20%
(0.41)		—	(0.70)		0.00	(e)	20.72		20.72	71,678	1.11		1.64		26
(0.37)		—	(0.70)		0.00	(e)	17.73		15.22	6,128	1.17		1.79		32
(0.59)		—	(0.78)		0.01		16.04		15.22	49	1.18	(d)	1.50		35
—		—	(0.16)		—		14.63		21.02	29	1.20		1.30		99
(0.26)		—	(0.45)		—		12.23		(3.55)	59	1.20	*	2.02	*	54
(e)	Less than $0.01 per share.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Mid-Cap Value Fund
Class D
12/31/2007+	$17.46	$0.14	$(1.85)	$(1.71)	$(0.18)
8/22/2006† - 06/30/2007	15.00	0.29	2.54	2.83	(0.36)
NFJ Small-Cap Value Fund
Class D
12/31/2007+	$35.49	$0.30	$(1.95)	$(1.65)	$(0.51)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)
6/30/2004	21.92	0.49	5.81	6.30	(0.27)
6/30/2003	21.85	0.41	(0.06)	0.35	(0.23)
OCC Core Equity Fund
Class D
12/31/2007+	$12.71	$0.01	$(0.24)	$(0.23)	$(0.11)
6/30/2007	10.86	0.07	1.99	2.06	(0.04)
6/30/2006	10.25	0.05	0.70	0.75	(0.01)
3/31/2005† - 6/30/2005	10.00	0.02	0.23	0.25	—
OCC Equity Premium Strategy Fund
Class D
12/31/2007+	$9.47	$0.02	$(0.21)	$(0.19)	$—
6/30/2007	8.29	0.03	1.73	1.76	—
6/30/2006	7.91	0.03	0.65	0.68	(0.00	)(i)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)
6/30/2004	6.51	0.08	1.09	1.17	(0.10)
6/30/2003	6.98	0.08	(0.45)	(0.37)	(0.10)
OCC Growth Fund
Class D
12/31/2007+	$24.94	$(0.01)	$1.76	$1.75	$—
6/30/2007	20.00	(0.01)	4.95	4.94	—
6/30/2006	18.16	(0.03)	1.87	1.84	—
6/30/2005	17.61	0.02	0.53	0.55	—
6/30/2004	14.76	(0.05)	2.90	2.85	—
6/30/2003	16.00	(0.03)	(1.21)	(1.24)	—
OCC Opportunity Fund
Class D
12/31/2007+	$24.49	$0.02	$(0.98)	$(0.96)	$—
01/12/2007† - 06/30/2007	22.36	(0.10)	2.23	2.13	—
OCC Renaissance Fund
Class D
12/31/2007+	$22.61	$0.10	$(0.58)	$(0.48)	$(0.04)
6/30/2007	21.65	0.07	4.05	4.12	—
6/30/2006	24.37	0.06	1.45	1.51	—
6/30/2005	24.78	(0.01)	(0.40)	(0.41)	—
6/30/2004	17.24	(0.05)	7.59	7.54	—
6/30/2003	19.16	0.01	(1.24)	(1.23)	—
OCC Small-Cap Value Fund
Class D
10/31/2007† - 12/31/2007+	$15.00	$0.04	$(0.68)	$(0.64)	$—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.12%.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

74	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.63)	$—	$(0.81)	$—		$14.94		(9.88)%		$188	1.28	%*	1.66	%*	43%
(0.01)	—	(0.37)	0.00	(i)	17.46		19.05		152	1.26	*(m)	2.03	*	34

$(2.99)	$—	$(3.50)	$0.00	(i)	$30.34		(4.72)%		$4,254	1.22	%*	1.73	%*	14%
(2.52)	—	(3.07)	0.00	(i)	35.49		21.24		5,368	1.22		2.38		27
(2.47)	—	(2.96)	0.00	(i)	32.07		14.51		5,182	1.25		1.95		32
(1.60)	—	(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.81		20
(0.23)	—	(0.50)	—		27.72		29.04		5,016	1.26		1.95		30
(0.05)	—	(0.28)	—		21.92		1.75		2,158	1.25		1.98		20

$(1.31)	$—	$(1.42)	$0.00	(i)	$11.06		(1.97)%		$83	1.11	%*	0.23	%*	60%
(0.17)	—	(0.21)	—		12.71		19.08		74	1.12		0.58		62
(0.13)	—	(0.14)	—		10.86		7.38		11	1.11	(d)	0.46		80
—	—	—	—		10.25		2.50		10	1.14	*(b)	0.74	*	13

$(0.31)	$—	$(0.31)	$0.00	(i)	$8.97		(2.08)%		$414	1.27	%*	0.35	%*	74%
(0.58)	—	(0.58)	0.00	(i)	9.47	(l)	21.84	(l)	451	1.28		0.32		135
(0.30)	—	(0.30)	0.00	(i)	8.29		8.52		951	1.30		0.39		149
—	—	(0.09)	—		7.91		5.58	(j)	929	1.33	(f)	0.94		24
—	—	(0.10)	—		7.58		18.00		754	1.36		1.11		83
—	—	(0.10)	—		6.51		(5.18)		331	1.35		1.35		84

$—	$—	$—	$—		$26.69		7.02%		$7,003	1.15	%*	(0.08	)%*	60%
—	—	—	—		24.94	(l)	24.76	(l)	9,104	1.16		(0.03)		79
—	—	—	0.00	(i)	20.00		10.08		431	1.17		(0.18)		115
—	—	—	—		18.16	(h)	3.12	(h)	406	1.16		0.09		39
—	—	—	—		17.61	(e)	19.31	(e)	184	1.16		(0.28)		71
—	—	—	—		14.76		(7.75)		72	1.16		(0.19)		70

$(3.25)	$—	$(3.25)	$0.00	(i)	$20.28		(3.89)%		$51	1.31	%*	0.17	%*	96%
—	—	—	0.00	(i)	24.49		24.84		13	1.32		(0.92)		148

$(4.16)	$—	$(4.20)	$—		$17.93		(2.41)%		$29,652	1.17	%*(n)	0.90	%*	39%
(3.16)	—	(3.16)	0.00	(i)	22.61		20.32		33,563	1.23	(n)	0.33		112
(4.23)	—	(4.23)	0.00	(i)	21.65	(k)	6.26	(k)	46,918	1.25		0.27		85
—	—	—	—		24.37	(g)	(1.65	)(g)	117,972	1.26	(c)	(0.05)		101
—	—	—	—		24.78		43.74		392,732	1.26		(0.21)		60
(0.69)	—	(0.69)	—		17.24		(5.90)		86,043	1.26		0.09		76

$—	$—	$—	$—		$14.36		(4.27)%		$10	1.29	%*	1.46	%*	7%
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.
(i)	Less than $0.01 per share.
(j)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(k)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(n)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	75

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Target Fund
Class D
12/31/2007+	$24.98	$(0.05)	$1.33	$1.28	$—
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.16	(0.12)	0.80	0.68	—
6/30/2004	13.34	(0.12)	3.94	3.82	—
6/30/2003	13.31	(0.08)	0.11	0.03	—
OCC Value Fund
Class D
12/31/2007+	$18.30	$0.11	$(1.92)	$(1.81)	$(0.16)
6/30/2007	16.09	0.19	3.48	3.67	(0.22)
6/30/2006	17.23	0.17	1.19	1.36	(0.15)
6/30/2005	17.14	0.13	0.49	0.62	(0.07)
6/30/2004	12.70	0.10	4.41	4.51	(0.07)
6/30/2003	13.73	0.10	(0.55)	(0.45)	—
RCM Large-Cap Growth Fund
Class D
12/31/2007+	$15.03	$0.01	$0.85	$0.86	$(0.03)
6/30/2007	13.61	0.02	2.14	2.16	—
6/30/2006	12.63	0.00 (c)	0.98	0.98	(0.00	)(c)
6/30/2005	12.08	0.02	0.54	0.56	(0.01)
6/30/2004	10.84	(0.01)	1.28	1.27	(0.03)
6/30/2003	10.85	0.03	(0.01)	0.02	(0.03)
RCM Mid-Cap Fund
Class D
12/31/2007+	$2.91	$(0.01)	$0.02	$0.01	$—
6/30/2007	2.92	(0.01)	0.58	0.57	—
6/30/2006	2.61	(0.02)	0.33	0.31	—
6/30/2005	2.51	(0.01)	0.11	0.10	—
6/30/2004	2.06	(0.02)	0.47	0.45	—
6/30/2003	1.99	(0.01)	0.08	0.07	—
RCM Strategic Growth Fund
Class D
12/31/2007+	$16.18	$(0.06)	$1.93	$1.87	$—
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
+	Unaudited
#	Not Annualized.
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

76	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(2.38)	$(2.38)	0.00	(c)	$23.88		5.10%	$1,102	1.20	%*	1.20	%*	(0.41)%*	64%
—	—	0.00	(c)	24.98		26.74	1,064	1.21		1.21		(0.56)	114
—	—	0.00	(c)	19.71	(h)	10.48 (h)	1,131	1.22		1.22		(0.75)	134
—	—	—		17.84		3.96 (g)	1,078	1.21		1.21		(0.70)	103
—	—	—		17.16		28.64	1,393	1.21		1.21		(0.77)	96
—	—	—		13.34		0.22	1,166	1.21		1.21		(0.71)	105

$(2.83)	$(2.99)	$0.00	(c)	$13.50		(9.93)%	$95,893	1.10	%*	1.10	%*	1.24%*	53%
(1.24)	(1.46)	0.00	(c)	18.30		23.20	138,150	1.10		1.10		1.10	95
(2.35)	(2.50)	0.00	(c)	16.09		8.13	157,173	1.11		1.11		1.01	63
(0.46)	(0.53)	—		17.23	(e)	3.57 (e)	291,412	1.11	(f)	1.11		0.78	101
—	(0.07)	—		17.14		35.58	335,765	1.11		1.11		0.64	67
(0.58)	(0.58)	—		12.70		(2.73)	37,032	1.10		1.10		0.85	152

$(1.20)	$(1.23)	$0.00	(c)	$14.66		5.78%	$41,473	1.10	%*	1.10	%*	0.09%*	32%
(0.74)	(0.74)	0.00	(c)	15.03		16.06	42,306	1.11		1.11		0.11	54
—	—	0.00	(c)	13.61		7.77	53,819	1.12		1.12		—	74
—	(0.01)	—		12.63		4.65	57,095	1.19	(b)	1.19	(b)	0.16	118
—	(0.03)	—		12.08		11.72	70,078	1.21		1.21		(0.11)	82
—	(0.03)	—		10.84		0.21	70,789	1.00		1.00		0.33	25

$(0.03)	$(0.03)	$—		$2.89		0.28%	$993	1.13	%*	1.13	%*	(0.37)%*	46%
(0.58)	(0.58)	0.00	(c)	2.91		21.86	973	1.17		1.17		(0.49)	102
—	—	0.00	(c)	2.92	(d)	11.88 (d)	1,088	1.15		1.15		(0.52)	161
—	—	—		2.61		3.98	851	1.23	(b)	1.23	(b)	(0.60)	147
—	—	—		2.51		21.84	886	1.23		1.23		(0.81)	145
—	—	—		2.06		3.52	3,374	1.04		1.04		(0.70)	132

$(0.51)	$(0.51)	$—		$17.54		11.57%	$89	1.82	%*	1.82	%*	(0.67)%*	48%
—	—	0.00	(c)	16.18		19.32	26	1.69		1.69		(0.35)	177
—	—	0.00	(c)	13.56		9.60 #	15	1.71	*	14.65	*	(0.64)*	113
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.
(f)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(h)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	77

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Class D Shares of the Trust. Financial information for Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, in addition to the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and

78	Allianz Funds Semiannual Report	12.31.07

distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forward that will remain available for future years are reduced by the excess of current year capital gains over current year capital losses.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Effective January 2008, NACM Income and Growth Fund began declaring and distributing net investment income and/or short-term capital gains monthly.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$6,407; NFJ Dividend Value Fund—$246,455; NFJ Mid-Cap Value Fund—$2,509; NFJ Small-Cap Value Fund—$144,553; OCC Core Equity Fund—$261; OCC Equity Premium Strategy Fund—$388; OCC Growth Fund—$11,822; OCC Renaissance Fund—$34,178; RCM Strategic Growth Fund—$127.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held.

Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an

12.31.07	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2007 was $973,022. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors

LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

80	Allianz Funds Semiannual Report	12.31.07

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third party administrative services required by the Funds, and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
NACM Mid-Cap Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%	N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Small-Cap Value Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	N/A
(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the Redemption Fee, shares that are not subject to Redemption Fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of

12.31.07	Allianz Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption Fees will be waived in certain situations as described in the applicable Prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $2,111,764 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class C	Class D
RCM Strategic Growth Fund	1.25%	1.50%	1.65%	2.40%	1.65%

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

82	Allianz Funds Semiannual Report	12.31.07

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$1,016,211	$1,091,189
CCM Focused Growth Fund	83,182	47,082
CCM Mid-Cap Fund	944,852	957,955
NACM Growth Fund	19,406	13,436
NACM Income & Growth Fund	20,339	19,237
NACM Mid-Cap Growth Fund	52,438	30,152
NFJ All-Cap Value Fund	12,121	11,273
NFJ Dividend Value Fund	2,567,427	2,065,098
NFJ Large-Cap Value Fund	652,412	161,047
NFJ Mid-Cap Value Fund	6,057	8,136
NFJ Small-Cap Value Fund	612,985	704,373
OCC Core Equity Fund	4,267	5,799
OCC Equity Premium Strategy Fund	47,869	52,489
OCC Growth Fund	364,458	355,171
OCC Opportunity Fund	272,270	249,150
OCC Renaissance Fund	781,057	1,081,881
OCC Small-Cap Value Fund	1,093	65
OCC Target Fund	427,336	463,846
OCC Value Fund	875,553	1,153,374
RCM Large-Cap Growth Fund	167,716	215,772
RCM Mid-Cap Fund	38,991	41,870
RCM Strategic Growth Fund	3,561	2,147

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Renaissance Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	990	$137	4,215	$436	—	$—
Sales	1,882	250	12,060	1,757	19,590	1,905
Closing Buys	(1,268)	(183)	(3,280)	(424)	—	—
Exercises	—	—	—	—	—	—
Expirations	(734)	(84)	(10,825)	(1,328)	(16,260)	(1,191)
Balance at 12/31/2007	870	$120	2,170	$441	3,330	$714

	OCC Target Fund		RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	—	$—	17,113	$2,973	190	$42
Sales	1,500	172	46,991	14,488	1,806	496
Closing Buys	(1,500)	(172)	(19,890)	(4,022)	(585)	(164)
Exercises	—	—	—	—	—	—
Expirations	—	—	(755)	(572)	(390)	(55)
Balance at 12/31/2007	—	$—	43,459	$12,867	1,021	$319

12.31.07	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CCM Capital Appreciation	$1,579,467	$296,253	$(21,529)	$274,724
CCM Focused Growth	87,477	7,159	(1,406)	5,753
CCM Mid-Cap	1,473,466	240,356	(41,118)	199,238
NACM Growth	30,599	4,082	(1,159)	2,923
NACM Income & Growth	23,493	611	(1,156)	(545)
NACM Mid-Cap Growth	23,411	2,861	(1,318)	1,543
NFJ All-Cap Value	50,639	1,403	(5,569)	(4,166)
NFJ Dividend Value	8,808,726	761,981	(654,095)	107,886
NFJ Large-Cap Value	1,114,257	66,943	(69,551)	(2,608)
NFJ Mid-Cap Value	13,783	477	(1,931)	(1,454)
NFJ Small-Cap Value	4,729,200	977,599	(260,112)	717,487
OCC Core Equity	5,873	857	(338)	519
OCC Equity Premium Strategy	69,003	4,326	(5,478)	(1,152)
OCC Growth	632,767	107,978	(18,749)	89,229
OCC Opportunity	325,289	39,895	(16,587)	23,308
OCC Renaissance	2,130,661	223,503	(181,452)	42,051
OCC Small-Cap Value	1,068	26	(69)	(43)
OCC Target	714,533	146,316	(20,446)	125,870
OCC Value	1,696,599	138,841	(195,653)	(56,812)
RCM Large-Cap Growth	491,022	106,010	(13,663)	92,347
RCM Mid-Cap	91,833	12,679	(3,589)	9,090
RCM Strategic Growth	5,621	908	(210)	698

7.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund: Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2007	Dividend Income	Net Realized Gain (Loss)
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(2,843)	$36,063	$127	$—
Iowa Telecommunications Services, Inc.	38,141	—	—	(5,232)	27,284	1,359	—
Sonic Automotive, Inc.	41,381	7,929	—	(14,677)	33,462	399	—
Totals	$79,522	$46,835	$—	$(22,752)	$96,809	$1,885	$—

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2007. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value: Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.68%	$38,906	0.84%
Iowa Telecommunications Services, Inc.	5.55	32,516	0.64
Sonic Automotive, Inc.	5.91	48,139	0.78
		$119,561	2.26%

84	Allianz Funds Semiannual Report	12.31.07

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Focused Growth Fund				CCM Mid-Cap Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	264	$5,630	563	$10,993	64	$695	127	$1,240	692	$19,955	228	$6,069
Other Classes	11,278	241,474	21,322	424,598	4,046	43,804	5,113	50,376	5,851	172,276	11,112	299,149
Issued in reinvestment of dividends and distributions
Class D	168	3,444	124	2,397	— *	1	1	6	143	3,943	108	2,730
Other Classes	5,588	116,087	4,359	84,780	10	113	11	109	4,708	129,814	4,776	120,748
Cost of shares redeemed
Class D	(277)	(5,923)	(578)	(11,427)	(7)	(70)	(11)	(119)	(140)	(4,099)	(479)	(12,974)
Other Classes	(14,190)	(309,097)	(21,947)	(434,551)	(533)	(5,713)	(495)	(4,972)	(6,744)	(195,307)	(19,775)	(525,719)
Net increase (decrease) resulting from Fund share transactions	2,831	$51,615	3,843	$76,790	3,580	$38,830	4,746	$46,640	4,510	$126,582	(4,030)	$(109,997)

	NACM Growth Fund				NACM Income & Growth Fund					NACM Mid-Cap Growth Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)			Period from 2/28/2007† to 2/28/2007		Six Months ended 12/31/2007 (unaudited)				Period from 4/1/2007† to 6/30/2007		Year ended 3/31/2007
	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Class D	35	$580	95	$1,386	—		$—	1	$15	1		$10		—	$—	—	$—
Other Classes	653	10,250	1,457	20,428	45		699	1,362	20,441	2,366		30,239		171	2,426	1,718	22,401
Issued in reinvestment of dividends and distributions
Class D	2	30	1	15	—		—	—	—	—	*	—	*	—	—	—	—
Other Classes	32	508	14	188	75		1,167	21	332	77		969		—	—	95	1,222
Cost of shares redeemed
Class D	(10)	(166)	(31)	(460)	—	*	(5)	—	—	—		—		—	—	—	—
Other Classes	(270)	(4,163)	(204)	(2,855)	—	*	(5)	—	—	(663)		(13,852)		(246)	(3,484)	(1,796)	(24,835)
Net increase (decrease) resulting from Fund share transactions	442	$7,039	1,332	$18,702	120		$1,856	1,384	$20,788	1,781		$17,366		(75)	$(1,058)	17	$(1,212)

	NFJ All-Cap Value Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	22	$407	449	$8,283	3,039	$54,361	40,941	$691,239	3,603	$72,725	3,573	$70,618
Other Classes	978	16,045	765	14,424	95,172	1,698,629	320,305	5,477,452	29,198	588,449	20,314	397,524
Issued in reinvestment of dividends and distributions
Class D	116	1,586	14	270	1,739	29,696	950	16,492	119	2,346	44	864
Other Classes	639	8,598	81	1,572	24,549	418,443	8,083	140,401	789	15,464	315	6,130
Cost of shares redeemed
Class D	(200)	(3,632)	(155)	(2,982)	(14,137)	(250,783)	(8,952)	(156,063)	(912)	(18,209)	(504)	(9,658)
Other Classes	(608)	(9,299)	(1,801)	(34,768)	(62,663)	(1,106,762)	(48,621)	(844,228)	(6,316)	(125,388)	(2,645)	(51,930)
Net increase (decrease) resulting from Fund share transactions	947	$13,705	(647)	$(13,201)	47,699	$843,584	312,706	$5,325,293	26,481	$535,387	21,097	$413,548
*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of Operations

12.31.07	Allianz Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	NFJ Mid-Cap Value Fund					NFJ Small-Cap Value Fund				OCC Core Equity Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007			Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	6	$103	9		$142	6	$193	16	$541	1	$19	5	$57
Other Classes	243	4,034	965		15,890	18,007	600,022	30,565	1,003,588	226	2,518	177	1,895
Issued in reinvestment of dividends and distributions
Class D	1	10	—	*	2	14	421	14	458	1	10	—	—
Other Classes	30	459	12		199	12,965	393,039	10,194	325,290	61	691	9	126
Cost of shares redeemed
Class D	(3)	(48)	—		—	(31)	(1,046)	(41)	(1,338)	(1)	(8)	—	—
Other Classes	(425)	(6,846)	(30)		(509)	(24,258)	(806,465)	(31,093)	(1,010,266)	(145)	(1,868)	(15)	(186)
Net increase (decrease) resulting from Fund share transactions	(148)	$(2,288)	956		$15,724	6,703	$186,164	9,655	$318,273	143	$1,362	176	$1,892

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC Opportunity Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	15	$142	38	$337	114	$2,937	357	$8,787	14	$329	1	$15
Other Classes	426	3,951	1,926	16,949	2,055	55,581	1,876	45,654	2,456	$60,139	1,390	$35,686
Issued in reinvestment of dividends and distributions
Class D	1	14	4	32	—	—	—	—	— *	7	—	—
Other Classes	204	1,858	416	3,695	—	—	—	—	1,246	27,025	212	4,958
Cost of shares redeemed
Class D	(18)	(172)	(109)	(959)	(217)	(5,812)	(13)	(336)	(13)	(288)	—	(3)
Other Classes	(1,332)	(12,190)	(2,894)	(25,232)	(2,130)	(54,988)	(5,640)	(121,963)	(1,160)	(29,884)	(3,566)	(84,249)
Net increase (decrease) resulting from Fund share transactions	(704)	$(6,397)	(619)	$(5,178)	(178)	$(2,282)	(3,420)	$(67,858)	2,543	$57,328	(1,963)	$(43,593)

	OCC Renaissance Fund				OCC Small-Cap Value Fund		OCC Target Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Period from 10/31/2007† to 12/31/2007 (unaudited)		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	271	$5,775	87	$1,912	1	$10	8	$216	10	$243
Other Classes	4,975	93,923	8,623	181,333	69	1,047	1,768	42,148	1,650	35,485
Issued in reinvestment of dividends and distributions
Class D	306	5,567	249	5,165	—	—	4	97	—	—
Other Classes	18,508	307,588	14,255	276,292	—	—	2,537	53,515	—	—
Cost of shares redeemed
Class D	(407)	(8,657)	(1,019)	(22,344)	—	—	(9)	(231)	(25)	(536)
Other Classes	(16,991)	(346,689)	(50,286)	(1,045,023)	—	—	(2,993)	(68,909)	(9,099)	(176,938)
Net increase (decrease) resulting from Fund share transactions	6,662	$57,507	(28,091)	$(602,665)	70	$1,057	1,315	$26,836	(7,464)	$(141,746)

86	Allianz Funds Semiannual Report	12.31.07

	OCC Value Fund				RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	173	$2,991	3,741	$66,081	63	$987	202	$2,872	28	$83	25	$68
Other Classes	4,499	70,591	10,843	189,385	8,393	129,454	7,108	101,939	1,346	4,071	3,258	9,040
Issued in reinvestment of dividends and distributions
Class D	1,335	18,263	894	15,767	214	3,179	172	2,434	1	4	25	67
Other Classes	16,008	214,500	6,538	113,135	2,667	40,171	1,704	24,508	256	769	5,510	14,713
Cost of shares redeemed
Class D	(1,956)	(32,411)	(6,854)	(119,857)	(267)	(4,143)	(1,511)	(21,536)	(19)	(56)	(89)	(256)
Other Classes	(18,071)	(296,590)	(27,468)	(471,512)	(9,272)	(141,034)	(12,447)	(179,529)	(1,763)	(5,342)	(18,189)	(52,664)
Net increase (decrease) resulting from Fund share transactions	1,988	$(22,656)	(12,306)	$(207,001)	1,798	$28,614	(4,772)	$(69,312)	(151)	$(471)	(9,460)	$(29,032)

	RCM Strategic Growth Fund
	Six Months ended 12/31/2007 (unaudited)			Year ended 6/30/2007
	Shares		Amount	Shares		Amount

Shares sold
Class D	3		$56	1		$14
Other Classes	80		1,426	26		378
Issued in reinvestment of dividends and distributions
Class D	—	*	3	—		—
Other Classes	10		164	—		—
Cost of shares redeemed
Class D	—		—	—	*	(7)
Other Classes	(2)		(39)	(3)		(35)
Net increase (decrease) resulting from Fund share transactions	91		$1,610	24		$350

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

12.31.07	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

9.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment advisor and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2006, OCC Renaissance Fund and OCC Target Fund were reimbursed $5,074,548 ($0.03 per share) and $190,701 ($0.0045 per share), respectively in connection with this matter.

11.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund. Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

88	Allianz Funds Semiannual Report	12.31.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008. At in-person meetings held in 2007, the Board and the Independent Trustees also unanimously approved, for an initial 2-year term, each of the Agreements with respect to the NACM Mid-Cap Growth Fund and the OCC Small-Cap Value Fund (the “New Funds” and, collectively with the Funds that appear in this report and with respect to which Agreements were approved at the December meeting, the “Funds”), which commenced operations in 2007. Board approvals in 2006 and 2007 of Agreements with respect to the NACM Income & Growth Fund and the NFJ All-Cap Value Fund (formerly the NACM Flex-Cap Value Fund) have previously been described in the Fund’s annual report for the period ended June 30, 2007.

The material factors and conclusions that formed the basis of these approvals for the Funds, including the New Funds, are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation (or, in the case of the New Funds, the proposed initial approval) of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the

12.31.07	Allianz Funds Semiannual Report	89

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the CCM Capital Appreciation, Mid-Cap, and Focused Growth Funds. For the CCM Capital Appreciation Fund, performance was below median for the one- and five-year periods (in the fourth quartile for the one-year period and in the third quartile for the five-year period), but was above median for the performance universes for the three-year period. For the CCM Mid-Cap Fund, performance was below median for all performance periods (in the fourth quartile for the one- and five-year periods, and in the third quartile for the three-year period), and the Trustees determined that this Fund would receive additional attention from the Board in light of its performance issues. For the CCM Focused Growth Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for the performance universes for all other periods.

Funds Sub-Advised By NACM (NACM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Growth Fund. Only one and three years of performance information were presented for the NACM Growth Fund because of its short existence. The comparative information showed that for the NACM Growth Fund, performance was above median for the performance universes for all periods. Because the NACM Mid-Cap Growth Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ Small-Cap Value, Dividend Value, and Large-Cap Value Funds. The Trustees noted that there is no performance data available for the NFJ Mid-Cap Value Fund did not yet have a full year of performance. The comparative information showed that for all NFJ Funds, performance was above median for the performance universes for all periods.

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the OCC Target, Growth, Opportunity, Equity Premium Strategy, Value, Renaissance and Core Equity Funds. Only one year of performance information was presented for the OCC Core Equity Fund because of its short existence and performance was below median for the one-year period (in the third quartile). The comparative information showed that for the OCC Growth, Target, Equity Premium Strategy and Opportunity Funds, performance was above median for the performance universes for all periods. For the OCC Value and Renaissance Funds, performance was below median (in the fourth quartile) for the three-year period, but was above median for the one- and five-year periods. Because the OCC Small-Cap Value Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees took into account the performance records and expertise of the lead members of this New Fund’s portfolio management team.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Large-Cap Growth, Strategic Growth, and Mid-Cap Funds. For the RCM Large-Cap Growth Fund, performance was below median for the one-year period (in the third quartile) but above median for all other periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the three-year period but above median for the one- and five-year periods. Only one year of performance information was presented for the RCM Strategic Growth Fund because of its short existence and performance was above median for the one-year period.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal (or, in the case of the New Funds, initial approval).

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by

90	Allianz Funds Semiannual Report	12.31.07

each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes) and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, total expense ratios were below median for all expense groups (including both retail and institutional expense groups). For the CCM Capital Appreciation and Mid-Cap Funds, the advisory fees were below median for the expense group. For the CCM Focused Growth Fund, the advisory fee was above median (in third quartile) for the expense group.

NACM Funds. For the NACM Growth Fund, advisory fees were above median (in the third quartile) for the expense group, and total expense ratios were below median for retail and institutional expense groups.

Although the NACM Mid-Cap Growth Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the NACM Mid-Cap Growth Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

NFJ Funds. For all NFJ Funds the advisory fees and total expense ratios were below median for all expense groups.

OCC Funds. For all OCC Funds, the advisory fees were below median for all expense groups. For all OCC Funds, except the OCC Value, Equity Premium Strategy and Renaissance Funds, the total expense ratios were below median for all expense groups. For the OCC Equity Premium Strategy Fund, the total expense ratios were below median for the institutional expense group but above median (in the third quartile) for the retail expense group. For the OCC Value Fund, the total expense ratios were above median (in the third quartile) for all expense groups. For the OCC Renaissance Fund, the total expense ratios were above median (in the fourth quartile for the retail expense group, and in the third quartile for the institutional expense group). Although the OCC Small-Cap Value Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the OCC Small-Cap Value Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds the advisory fees and total expense ratios were below median for all expense groups. For the RCM Strategic Growth Fund, the advisor and total expense ratios were above median (both in the fourth quartile) for all expense groups, and the Trustees took into consideration that this Fund is a relatively new Fund with compliance investment strategies and has above-median one-year performance.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain Funds. The Adviser agreed to establish advisory fee breakpoints for the NFJ Dividend Value Fund as follows: a reduction of 2.5 basis points for assets from $7.5 billion up to $10 billion, and an additional reduction of 2.5 basis points for assets above $10 billion. The advisory fees will also be changed, for the one-year period ending December 31, 2008, for certain Funds as follows: for the OCC Renaissance Fund, the existing waiver of 10 basis points will be reduced to 5 basis points as of January 1, 2008. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into

12.31.07	Allianz Funds Semiannual Report	91

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees considered recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Trustees concluded, in light of all the foregoing other considerations described above and, under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation (and, in the case of the New Funds, initial approval) of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

92	Allianz Funds Semiannual Report	12.31.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ032SA_20078

Allianz Funds Semiannual Report

DECEMBER 31, 2007

RCM Funds

Share Classes

Institutional
Administrative

DOMESTIC STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Small-Cap Growth Fund

INTERNATIONAL STOCK FUND

Allianz RCM International Growth Equity Fund

SECTOR STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

GLOBAL STOCK FUND

Allianz RCM Global Small-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		14
Statements of Assets and Liabilities		28
Statements of Operations		30
Statements of Changes in Net Assets		32
Financial Highlights		36
Notes to Financial Statements		40
Board Approval of Investment Advisory and Portfolio Management Agreements		47

FUND	Fund Summary	Schedule of Investments

Allianz RCM Global Resources Fund	6	14
Allianz RCM Global Small-Cap Fund	7	15
Allianz RCM International Growth Equity Fund	8	17
Allianz RCM Large-Cap Growth Fund	9	18
Allianz RCM Mid-Cap Fund	10	20
Allianz RCM Small-Cap Growth Fund	11	21
Allianz RCM Strategic Growth Fund	12	22
Allianz RCM Technology Fund	13	24

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. and global capital markets. Structural problems in U.S. subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financials and consumer discretionary sectors. The MSCI All Country World Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the date following the fund name: RCM International Growth Equity (2/02), RCM Large-Cap Growth (2/02) and RCM Mid-Cap (2/02), RCM Technology (3/05). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s sales charges (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-U.S. investment risk and focused investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors website at www.allianzinvestors. com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/07 to 12/31/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2007	5

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa; both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweight positions in Oil Services stocks, including National Oilwell Varco and Diamond Offshore, as well as overweight positions in alternative energy, including First Solar, Sunpower, and Vestas Wind Systems.

•

While the Fund delivered positive absolute returns, underweight positions in some major integrated oil & gas companies, such as Exxon Mobil and Chevron, were detractors from performance relative to its benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Institutional Class	22.04%	53.30%	—	—	37.16%
MSCI World Index	–0.12%	9.04%	—	—	14.14%
World Energy & Materials Composite	9.29%	31.14%	—	—	27.62%
Lipper Natural Resources Fund Average	14.99%	39.62%	—	—	32.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.07%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	61.3%
Canada	6.1%
Cayman Islands	5.9%
United Kingdom	4.7%
France	3.0%
Australia	2.5%
Netherlands	2.5%
Brazil	2.2%
Other	5.0%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,220.40	$1,019.81
Expenses Paid During Period	$5.92	$5.38

Expenses are equal to the ratio (1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Major equity indices across the globe declined during the second half of 2007 as investors faced the fallout from the subprime mortgage meltdown and increasing concerns about the health of the U.S. economy. The MSCI World Small-Cap Index fell during the period, with all regions posting negative returns. Asian Pacific stocks excluding Japan fell by the least, while Japanese stocks were generally the poorest performers.

•	The Fund outperformed its benchmark due to strong stock selection across many industry groups. Notably, energy, insurance, banking, and food beverage & tobacco holdings boosted the Fund’s returns.

•

In energy, U.K. oil and natural gas pipeline manufacturer Wellstream Holdings PLC posted a strong return during the period. Wellstream continued to report strong operational results since its initial public offering in April 2007 and the company announced plans to expand production capacity by 40%, as rising energy prices increased demand for its products. Wellstream was a top-ten holding in the Fund during the reporting period.

•	In contrast, stock selection among consumer durables & apparel and capital goods companies detracted from returns relative to the Fund’s benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Institutional Class	–5.17%	5.36%	23.98%	14.32%	15.29%
MSCI World Small-Cap Index	–8.77%	0.77%	21.80%	10.60%	9.01%
Lipper Global Small/Mid-Cap Growth Fund Average	–0.90%	11.83%	22.64%	12.58%	11.73%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	34.4%
Japan	8.0%
Switzerland	7.5%
United Kingdom	5.8%
Germany	4.3%
France	3.8%
Singapore	3.6%
Netherland	3.2%
Other	27.9%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$948.30	$1,018.25
Expenses Paid During Period	$6.71	$6.95

Expenses are equal to the ratio (1.37% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s overall performance was attributable to favorable stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

A top active contributor to Fund performance was Nintendo which benefited from strong sales of the Wii console. Other top active contributors during the reporting period were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, and CNOOC, one of the largest offshore oil companies in the world with operations in China, Indonesia, Australia and Africa.

•

Weakness in the financials sector detracted from the Fund’s performance during the reporting period. Among the top detractors were Japanese financial sector holdings Sumitomo Mitsui Financial and Mizuho Financial Group, which both struggled due to low interest rates and weak loan growth in Japan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Institutional Class	3.91%	16.53%	19.63%	5.61%	8.44%
Allianz RCM International Growth Equity Fund Administrative Class	3.84%	16.27%	19.26%	5.27%	8.10%
MSCI EAFE Index	0.39%	11.18%	21.59%	8.66%	7.85%
MSCI EAFE Growth Index	4.04%	16.47%	19.85%	6.47%	6.02%
Lipper International Large-Cap Growth Fund Average	4.24%	14.30%	18.82%	6.58%	7.87%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 0.97% for Institutional shares and 1.22% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	18.5%
Japan	17.9%
Switzerland	12.5%
France	12.2%
Germany	12.1%
Hong Kong	3.0%
Spain	2.6%
Finland	2.4%
Other	16.2%
Cash & Equivalents — net	2.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,039.10	$1,038.40	$1,020.31	$1,019.05
Expenses Paid During Period	$4.92	$6.20	$4.88	$6.14

For each class of the Fund, expenses are equal to the expense ratio for the class (0.96% for Institutional Class, 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

The third-quarter bounce in equity markets, which followed central bankers’ efforts to calm credit markets, was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Stock selection in technology was a positive contributor to Fund performance during the period, as investors rotated into names like Apple and Google, which continued to deliver positive returns. Apple’s strength was driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market-share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•

Conversely, consumer discretionary holdings, specifically in retail, detracted from the Fund’s returns. The sector was plagued by higher fuel costs, a weak housing market and warm weather, which impacts winter apparel sales. The Fund sold stocks exposed to apparel and fashion during the period, including Coach and Nordstrom.

•

A major change in the Fund’s positioning was a reduction in exposure to the consumer discretionary and financials sectors and an increase in technology. Financials represented the Fund’s largest sector underweighting as of December 31, 2007.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Institutional Class	6.02%	13.51%	11.34%	7.00%	9.06%
Allianz RCM Large-Cap Growth Fund Administrative Class	5.89%	13.26%	11.09%	6.75%	8.80%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	8.15%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	6.51%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.1%
Healthcare	13.5%
Energy	8.0%
Financial Services	7.7%
Consumer Staples	5.9%
Telecommunications	4.5%
Oil & Gas	4.5%
Capital Goods	3.5%
Other	16.7%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,060.20	$1,058.90	$1,021.62	$1,020.31
Expenses Paid During Period	$3.68	$4.97	$3.56	$4.88

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

During the second half of 2007, investors across the globe faced the fallout from the subprime mortgage market meltdown and increasing concerns about the health of the U.S. economy. Mid-cap stocks lost ground during the period yet still finished the year higher than where they started, just trailing large caps.

•

In terms of style, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. The Russell Midcap Growth Index outpaced its value counterpart during the six months ending December 31, 2007.

•

Stock selection in food beverage & tobacco and materials had a positive impact on the Fund’s relative returns during the reporting period and an underweighting retail stocks was also positive for performance.

•

Energy stocks National Oilwell Varco and Southwestern Energy Corp. helped boost the Fund’s returns during the period. Drilling equipment manufacturer National Oilwell Varco’s shares appreciated, as the company reported strong earnings for the third quarter of 2007.

•	In contrast, communications equipment and telecommunication services stocks detracted from the Fund’s relative returns during the period.

•

Telecommunication services stocks NII Holdings Inc. and MetroPCS Communications were top detractors from overall Fund performance during the period. Wireless communications provider NII Holdings Inc. lost ground amid slowing third-quarter subscriber growth and investors’ fears that competition was increasing in Mexico. The company also announced a new CEO and the authorization of a new stock repurchase plan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Institutional Class	0.27%	14.27%	14.75%	7.50%	15.31%
Allianz RCM Mid-Cap Fund Administrative Class	0.28%	14.21%	14.43%	7.19%	15.01%
Russell Midcap Index	–3.93%	5.59%	18.22%	9.91%	14.73%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	12.43%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.77% for Institutional shares and 1.02% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	24.1%
Healthcare	12.6%
Energy	11.3%
Consumer Discretionary	7.8%
Financial Services	7.5%
Consumer Services	6.9%
Consumer Staples	5.6%
Materials & Processing	4.6%
Other	16.5%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,002.70	$1,002.80	$1,021.47	$1,020.21
Expenses Paid During Period	$3.67	$4.93	$3.71	$4.98

For each class of the Fund, expenses are equal to the expense ratio for the class (0.73% for Institutional Class, 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Small-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in U.S. companies with smaller market capitalizations (with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P Small-Cap 600 Index and the Russell 2000 Index).

•

U.S. Small-cap stocks were volatile during the second half of 2007, as investors weighted the prospect of a consumer led recession. Credit concerns led to an increase in volatility and noticeable dispersion among sectors. With subprime issues pushing up the cost of financing and home equity values in decline, the prospect of consumer weakness began to emerge. However, offsetting the threat of recession, the Fed has been diligent in its stimulus efforts, enacting three rate cuts since August.

•	In small cap, growth beat value during the reporting period, reflecting a much larger divergence than the larger cap style indices.

•

Both stock selection and sector allocation contributed positively to the Fund’s overall returns during the second half of 2007. Notably, given questions about consumer spending, consumer discretionary stocks led index declines and an underweighting in the sector benefited the Fund’s portfolio. However, negative stock selection more than offset positive sector allocation, particularly in the consumer discretionary and health care sectors.

•

Central European Distribution was a top contributor to Fund performance in the fourth quarter of 2007. The company distributes spirits in the Eastern European market, which has not been exposed to the consumer related pressures in the U.S. Conversely, Volcom, the board-sport apparel designer which sells into the U.S. was a major detractor as its stock experienced a sharp pullback during the period.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/05)
Allianz RCM Small-Cap Growth Fund Institutional Class	–0.56%	10.36%	—	—	10.23%
Russell 2000 Growth Index	–2.08%	7.04%	—	—	10.15%
Lipper Small-Cap Growth Fund Average	–2.02%	8.70%	—	—	9.52%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

United States	34.4%
Japan	8.0%
Switzerland	7.5%
United Kingdom	5.8%
Germany	4.3%
France	3.8%
Singapore	3.6%
Netherland	3.2%
Other	27.9%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$994.40	$1,019.56
Expenses Paid During Period	$5.61	$5.63

Expenses are equal to the ratio (1.12% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

The third-quarter bounce in equity markets which followed central bankers’ efforts to calm credit markets was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Credit market turmoil and weakening U.S. economic data led to an increase in volatility and heightened dispersion of returns across sectors. Stock selection was a positive contributor to the Fund’s overall performance and added the most to returns in technology and energy.

•

Apple was a top contributor to performance, driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•	In energy, SunPower Corp. was a major contributor Fund returns. The company is a vertically-integrated solar cell manufacturer with a defensible technological advantage.

•	The Fund’s holdings in Starwood Hotels, a major detractor from performance, and lodging stocks in general, were weak in the second half of 2007 on fears of a U.S. slowdown.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Institutional Class	11.82%	22.36%	—	—	11.60%
Allianz RCM Strategic Growth Fund Administrative Class	11.73%	22.05%	—	—	11.35%
Russell 1000 Growth Index	3.41%	11.82%	—	—	10.07%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	—	—	9.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.29% for Institutional shares and 1.54% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,118.20	$1,117.30	$1,018.30	$1,017.04
Expenses Paid During Period	$7.24	$8.57	$6.90	$8.16

Expenses are equal to the expense ratio for the class (1.36% for Institutional Class, 1.61% Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Performance during the reporting period was helped by an underweighting in technology companies associated with corporate spending and an overweighting in those associated consumer-technology products. Positive contributors within these themes included the gaming stocks like Nintendo and Activision, and smart phone manufacturers, such as Research in Motion, Nokia, and Apple.

•

The Fund’s performance was also boosted by holdings in Chinese media and internet stocks, such as Baidu. The Fund’s broad definition of technology also benefitted its performance during the reporting period, as it held a large weighting in solar energy stocks that did well due to accelerated demand for their products. Stocks like First Solar and SunPower contributed to overall Fund performance.

•

Detractors from Fund performance during the reporting period included enterprise companies like Riverbed and Network Appliance. Several of the Fund’s communication holdings declined significantly in the period due to weakening orders from large communications suppliers like Cisco and Ericsson. This indicated that the economic slowdown might be spreading to the technology sector and caused a downdraft in the stocks of many technology companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Institutional Class	16.07%	29.27%	24.13%	15.33%	17.18%
Allianz RCM Technology Fund Administrative Class	15.94%	28.93%	23.82%	15.04%	16.89%
NASDAQ Composite Index	1.88%	9.81%	14.71%	5.39%	8.01%
S&P GSTI Composite Index	5.91%	16.92%	15.58%	5.69%	9.35%
Lipper Science & Technology Fund Average	4.19%	14.92%	16.12%	7.12%	7.98%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.26% for Institutional shares and 1.51% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	53.5%
Energy	7.0%
Telecommunications	4.9%
Consumer Discretionary	3.5%
Chemicals	2.8%
Capital Goods	2.6%
Communications	2.1%
Consumer Staples	0.7%
Other	0.8%
Cash & Equivalents — net (including options written & securities sold short)	22.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,160.70	$1,159.40	$1,018.90	$1,017.65
Expenses Paid During Period	$6.73	$8.09	$6.29	$7.56

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Institutional Class, 1.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Schedule of Investments

RCM Global Resources Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.2%
Australia—2.5%
BHP Billiton Ltd.	21,405	$748
Rio Tinto Ltd.	4,535	528

		1,276

Bermuda—0.9%
Dockwise Ltd. (b)	104,000	431

Brazil—2.2%
Companhia Vale do Rio Doce ADR	34,530	1,128

Canada—6.1%
Agrium, Inc.	6,845	494
Canadian Natural Resources Ltd.	13,520	994
Potash Corp. Of Saskatchewan	3,670	528
Suncor Energy, Inc.	9,435	1,032

		3,048

Cayman Islands—5.9%
JA Solar Holdings Co., Ltd. ADR (b)	9,200	642
Suntech Power Holdings Co., Ltd. ADR (b)	4,760	392
Transocean, Inc.	13,445	1,925

		2,959

Denmark—2.2%
Vestas Wind Systems A/S (b)	10,075	1,088

France—3.0%
Companie Generale de Geophysique S.A. (b)	3,465	980
EDF Energies Nouvelles S.A.	7,660	534

		1,514

Netherlands—2.5%
Core Laboratories NV (b)	10,175	1,269

Norway—1.9%
Prosafe ASA	54,900	950

United Kingdom—4.7%
Rio Tinto PLC	6,970	734
Vedanta Resources PLC	15,045	610
Xstrata PLC	14,640	1,027

		2,371

United States—61.3%
Air Products & Chemicals, Inc.	5,625	555
Apache Corp.	5,400	581
Arena Resources, Inc. (b)	22,420	935
Cameron International Corp. (b)	16,950	816
Carrizo Oil & Gas, Inc. (b)	11,570	633
Concho Resources, Inc. (b)	12,629	260
Devon Energy Corp.	9,590	853
Diamond Offshore Drilling, Inc.	9,170	1,302
Ecolab, Inc.	10,075	516
EOG Resources, Inc.	8,775	783
Exxon Mobil Corp.	9,825	920
First Solar, Inc. (b)	3,630	970
FMC Technologies, Inc. (b)	7,910	448
Freeport-McMoRan
Copper & Gold, Inc.	9,860	1,010
Marathon Oil Corp.	21,715	1,322
Monsanto Co.	8,150	910
Mosaic Co. (b)	5,455	515
National-Oilwell Varco, Inc. (b)	24,280	1,784
Newfield Exploration Co. (b)	15,780	832
Noble Corp.	19,835	1,121
Noble Energy, Inc.	6,154	489
Occidental Petroleum Corp.	15,195	1,170
Range Resources Corp.	12,870	661
Schlumberger Ltd.	16,950	1,667
Smith International, Inc.	6,415	474
Southwestern Energy Co. (b)	25,760	1,435

	Shares	Value (000s)

Sunoco, Inc.	28,760	$2,083
Sunpower Corp., Class A (b)	8,870	1,157
Ultra Petroleum Corp. (b)	9,045	647
Valero Energy Corp.	15,110	1,058
Weatherford International Ltd. (b)	15,515	1,064
XTO Energy, Inc.	22,032	1,132
Zoltek Cos., Inc. (b)	16,010	686

		30,789

Total Common Stock (cost—$37,017)		46,823

	Principal Amount (000s)
Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,790; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $3,866 including accrued interest (cost—$3,789)	$3,789	3,789

Total Investments (cost—$40,806) (a)—100.7%		50,612

Liabilities in excess of other assets—(0.7)%		(376)

Net Assets—100.0%		$50,236

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $7,630 representing 15.19% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

14	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—0.5%
Equinox Minerals Ltd. (b)	295,655	$1,588

Austria—1.3%
Flughafen Wien AG	18,415	2,127
Sparkassen Immobilien AG (b)	153,365	1,733

		3,860

Bermuda—2.0%
Central European Media Enterprises Ltd., Class A (b)	20,540	2,382
Fibrechem Tech Ltd.	3,442,200	3,301

		5,683

Brazil—2.0%
Gafisa S.A.	107,325	2,001
Klabin Segall S.A.	216,755	1,637
Metalfrio Solutions S.A. (b)	151,690	2,215

		5,853

Canada—0.8%
WestJet Airlines Ltd. (b)	96,290	2,200

Cayman Islands—1.3%
Trina Solar Ltd. ADR (b)(d)	67,580	3,636

China—0.7%
China BlueChemical Ltd.	3,024,900	1,934

Estonia—1.8%
Baltika AS	286,770	1,632
Olympic Entertainment Group AS	319,879	1,623
Tallink Group Ltd. (b)	1,225,230	1,877

		5,132

Finland—1.0%
Outotec Oyj	51,555	2,795

France—3.8%
April Group	45,266	3,054
Boursorama (b)	185,700	2,180
Companie Generale de Geophysique S.A. (b)	5,536	1,566
Pierre & Vacances	14,398	1,991
SR Teleperformance	59,523	2,308

		11,099

Germany—4.3%
Cenit AG Systemhaus (d)	183,365	2,464
Douglas Holding AG	41,230	2,384
Kontron AG	53,996	1,082
Sixt AG	42,680	1,921
Software AG	32,675	2,897
Wirecard Ag (b)	110,892	1,879

		12,627

Greece—2.0%
Forthnet S.A. (b)	165,580	2,412
JUMBO S.A.	95,385	3,434

		5,846

Hong Kong—1.2%
Natural Beauty Bio-Technology Ltd.	11,101,487	3,512

Ireland—0.7%
Icon PLC ADR (b)	33,275	2,058

Italy—1.3%
Azimut Holding SpA	147,985	1,920
Mariella Burani SpA	70,560	1,942

		3,862

	Shares	Value (000s)

Japan—8.0%
Air Water, Inc.	113,605	$1,140
Dena Co., Ltd. (d)	350	1,665
Iwatani International Corp. (d)	641,675	1,824
Moshi Moshi Hotline, Inc.	36,525	1,839
Musashino Bank Ltd. (d)	41,870	1,967
Nippei Toyama Corp.	133,000	1,121
Nippon Seiki Co., Ltd.	107,780	2,353
Sankyu, Inc. (d)	359,265	1,946
Sasebo Heavy Industries Co., Ltd.	342,760	1,589
Sintokogio Ltd.	153,060	1,594
Taihei Kogyo Co., Ltd. (d)	251,000	1,251
Tokai Carbon Co., Ltd. (d)	310,180	2,769
Village Vanguard Co., Ltd.	392	2,098

		23,156

Malaysia—2.2%
CB Industrial Product Holding Bhd	1,803,040	3,321
Malaysian Resources Corp. Bhd (b)	1,793,050	1,364
TA Enterprise Bhd	4,173,060	1,599

		6,284

Netherlands—3.2%
AerCap Holdings NV (b)	78,809	1,645
Core Laboratories NV (b)	24,510	3,057
Nutreco Holding NV	34,802	2,014
Sligro Food Group Nv	67,015	2,625

		9,341

Norway—0.4%
Acta Holding ASA (d)	317,230	1,313

Russia—2.5%
OAO Pharmacy Chain 36.6 (b)	20,341	1,485
Seventh Continent	70,855	1,835
Severstal-Avto	54,845	2,962
Veropharm (b)	18,960	1,005

		7,287

Singapore—3.6%
Cosco Corp. Singapore Ltd.	968,320	3,823
Raffles Education Corp. Ltd.	1,836,195	3,853
Verigy Ltd. (b)	102,100	2,774

		10,450

South Korea—2.3%
MegaStudy Co., Ltd.	9,417	2,678
Meritz Fire & Marine Insurance Co., Ltd.	299,207	4,021

		6,699

Spain—0.9%
Bolsas y Mercados Espanoles	37,820	2,570

Switzerland—7.5%
Bank Sarasin & Cie AG	698	3,304
BKW FMB Energie AG	14,020	1,783
Galenica AG	7,100	3,074
Georg Fischer AG (b)	3,807	2,342
Lindt & Spruengli AG	40	1,402
St. Galler Kantonalbank (b)	4,606	2,034
Temenos Group AG (b)	68,450	1,684
Vetropack Holding Ag	618	1,131
VZ Holding AG (b)	21,620	1,686
Winterthur Technologie AG	52,950	3,242

		21,682

Thailand—2.4%
Asian Property Development PCL	6,996,720	1,317
Mermaid Maritime PLC (b)	2,322,200	2,952
Tisco Bank PCL	3,082,460	2,724

	Shares	Value (000s)

		$6,993

Turkey—0.6%
TAV Havalimanlari Holding AS (b)	177,690	1,618

United Kingdom—5.8%
Carillion PLC	363,693	2,534
Chemring Group PLC	29,630	1,203
Intermediate Capital Group PLC	45,682	1,495
Interserve PLC	185,905	1,754
Southern Cross Healthcare Ltd.	282,470	2,961
Speedy Hire PLC	102,115	1,689
Wellstream Holdings PLC (b)	235,845	5,080

		16,716

United States—34.4%
Affiliated Managers Group, Inc. (b)(d)	27,620	3,244
American Oriental Bioengineering, Inc. (b)(d)	216,831	2,403
Arena Resources, Inc. (b)(d)	50,372	2,101
BE Aerospace, Inc. (b)	63,095	3,338
Blue Coat Systems, Inc. (b)	15,993	526
Capella Education Co. (b)	27,541	1,803
Carrizo Oil & Gas, Inc. (b)(d)	51,740	2,833
Central European Distribution Corp. (b)(d)	61,630	3,580
Concho Resources, Inc. (b)	59,735	1,231
CROCS, Inc. (b)(d)	104,040	3,830
DealerTrack Holdings, Inc. (b)	34,518	1,155
FormFactor, Inc. (b)(d)	55,970	1,853
Geo Group, Inc. (b)(d)	87,070	2,438
GFI Group, Inc. (b)(d)	27,010	2,585
Golden Telecom, Inc. (b)(d)	33,060	3,337
Hansen Natural Corp. (b)(d)	55,150	2,443
Heico Corp., Class A	55,310	2,356
HMS Holdings Corp. (b)	77,835	2,585
Horsehead Holding Corp. (b)(d)	58,850	999
Iconix Brand Group, Inc. (b)	100,650	1,979
Immucor, Inc. (b)	52,750	1,793
Internap Network Services Corp. (b)(d)	116,175	968
inVentiv Health, Inc. (b)	54,500	1,687
Inverness Med Innovations, Inc. (b)(d)	59,880	3,364
Kendle International, Inc. (b)(d)	15,457	756
Life Time Fitness, Inc. (b)(d)	41,525	2,063
Lifecell Corp. (b)	10,605	457
Live Nations, Inc. (b)(d)	119,505	1,735
Longs Drug Stores Corp.	47,500	2,232
Men’s Wearhouse, Inc.	34,670	935
MICROS Systems, Inc. (b)	38,930	2,731
Monolithic Power Systems, Inc. (b)	93,875	2,016
Nuance Communications, Inc. (b)(d)	132,000	2,466
OptionsXpress Holding, Inc. (d)	79,810	2,699
PAETEC Holding Corp. (b)(d)	174,208	1,699
Parexel International Corp. (b)	11,435	552
PSS World Medical, Inc. (b)(d)	94,030	1,840
Psychiatric Solutions, Inc. (b)(d)	61,630	2,003
Riverbed Technology, Inc. (b)	17,930	479
Signature Bank & Trust (b)	35,740	1,206
Solera Holdings, Inc. (b)	69,140	1,713
Stanley, Inc. (b)	35,305	1,130
Stifel Financial Corp. (b)(d)	30,090	1,582
Synaptics, Inc. (b)	36,815	1,515
Synchronoss Technologies, Inc. (b)(d)	20,870	740
Triumph Group, Inc. (d)	36,459	3,002
Varian Semi-conductor Equipment Associates, Inc. (b)	51,095	1,891

12.31.07	Allianz Funds Semiannual Report	15

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
Virginia Commerce Bancorp (b)(d)	114,990	$1,349
Volcom, Inc. (b)(d)	46,550	1,026
Watson Wyatt Worldwide, Inc.	44,870	2,082
Zoltek Cos., Inc. (b)(d)	43,410	1,861
Zumiez, Inc. (b)(d)	66,125	1,611

		99,802

Total Common Stock (cost—$240,123)		285,596

SHORT-TERM INVESTMENTS—24.1%
Collateral Invested for Securities on Loan (c)—22.6%
Allianz Dresdner Daily Asset Fund (e)	57,157,373	57,157

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$8,155	8,155
Suntrust Bank, 1.00% due 1/2/08	201	201

		65,513

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $4,441; collateralized by Fannie Mae, 5.625% due 1/24/17, valued at $4,531 including accrued interest (cost—$4,440)	4,440	4,440

Total Short-Term Investments (cost—$69,953)		69,953

Total Investments (cost—$310,076) (a)—122.6%		355,549

Liabilities in excess of other assets—(22.6)%		(65,473)

Net Assets—100.0%		$290,076

Notes to Schedule of Investments
(amounts in thousands):

(a) Securities with an aggregate value of $151,950 representing 52.38% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Securities purchase with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $63,756; cash collateral of $65,513 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

16	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.4%
Australia—2.1%
Brambles Ltd.	83,325	$837
Westpac Capital Corp.	50,000	1,216

		2,053

Belgium—1.2%
InBev NV	14,000	1,164

Brazil—1.5%
Bovespa Holding S.A. (a)	75,000	1,445

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	787

China—0.6%
China Mobile Ltd.	32,000	557

Finland—2.4%
Nokia Oyj	34,000	1,306
Outotec Oyj	18,100	982

		2,288

France—12.2%
Arkema (a)	555	36
Capgemini S.A.	18,285	1,149
Companie Generale de Geophysique S.A. (a)	3,850	1,089
Electricite de France	9,650	1,149
Groupe Danone	21,300	1,909
Ipsen	16,530	997
L'Oreal S.A.	11,500	1,647
Pinault-Printemps-Redoute S.A.	7,370	1,184
Total S.A.	18,500	1,532
Vinci S.A.	14,800	1,094

		11,786

Germany—12.1%
BAYER AG	22,594	2,066
Commerzbank AG	24,000	913
Continental AG	8,000	1,047
DaimlerChrysler AG	10,500	1,018
Merck KGaA	9,500	1,228
SAP AG	33,604	1,730
Siemens AG	17,175	2,731
Software AG	11,000	975

		11,708

Hong Kong—3.0%
Cheung Kong Ltd.	53,000	969
CNOOC Ltd.	586,000	984
Li & Fung Ltd.	225,800	899

		2,852

India—1.9%
Bharti Airtel Ltd. (a)	41,395	1,029
ICICI Bank Ltd.	25,000	773

		1,802

Italy—1.3%
Unicredito Italiano SpA	156,448	1,287

Japan—17.9%
Asahi Glass Co., Ltd. (b)	63,000	833
East Japan Railway Co.	155	1,275
Fanuc Ltd.	10,800	1,047
Ibiden Co., Ltd.	11,400	788
Inpex Holdings, Inc.	90	977
Joyo Bank Ltd. (b)	168,000	939
Kuraray Co., Ltd.	71,000	856
Marubeni Corp.	120,000	841
Mitsui Fudosan Co., Ltd.	47,000	1,014
Mizuho Financial Group, Inc.	159	757

	Shares	Value (000s)

Nidec Corp.	13,300	$961
Nintendo Co., Ltd.	4,000	2,349
NTT Data Corp. (b)	234	1,036
Sharp Corp. (b)	69,000	1,231
Sumitomo Mitsui Financial Group, Inc. (b)	122	903
T&D Holdings, Inc.	12,500	636
Takeda Pharmaceutical Co., Ltd.	15,100	882

		17,325

Luxembourg—1.0%
Acergy S.A.	46,000	1,012

Netherlands—1.5%
Koninklijke (Royal) KPN NV	81,407	1,483

Singapore—1.5%
Raffles Education Corp. Ltd.	235,000	493
SembCorp Industries Ltd.	248,520	988

		1,481

South Korea—1.1%
Samsung Electronics Co., Ltd.	1,730	1,018

Spain—2.6%
Telefonica S.A.	77,000	2,496

Sweden—1.7%
Hennes & Mauritz AB, Ser. B	26,800	1,619

Switzerland—12.5%
ABB Ltd.	70,000	2,018
Holcim Ltd.	10,600	1,130
Lonza Group AG	10,700	1,294
Nestle S.A.	5,600	2,572
Novartis AG	37,400	2,045
Roche Holdings AG	10,730	1,855
Zurich Financial Services AG	4,000	1,174

		12,088

United Kingdom—18.5%
Barclays PLC	92,092	930
Diageo PLC	65,612	1,408
Inmarsat PLC	78,000	846
Lonmin PLC	15,000	919
Man Group PLC	92,925	1,055
Premier Foods PLC	185,000	756
Prudential PLC	116,000	1,633
Reckitt Benckiser Group PLC	27,125	1,576
Rio Tinto PLC	18,100	1,905
Serco Group PLC	96,600	889
Shire PLC	41,074	944
Smith & Nephew PLC	101,500	1,165
Vodafone Group PLC	433,097	1,626
Xstrata PLC	32,200	2,259

		17,911

Total Common Stock (cost—$75,886)		94,162

SHORT-TERM INVESTMENTS—7.4%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.8%
Bear Stearns Cos., Inc., 4.70% due 2/15/08	$1,000	1,000
Rabobank, 2.50% due 1/2/08	3,617	3,617

		4,617

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,504; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,553 including accrued interest (cost—$2,503)	$2,503	$2,503

Total Short-Term Investments (cost—$7,120)		7,120

Total Investments (cost—$83,006) (d)—104.8%		101,282

Liabilities in excess of other assets—(4.8)%		(4,671)

Net Assets—100.0%		$96,611

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,372; cash collateral of $4,617 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $91,930, representing 95.15% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	17

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—91.4%
Aerospace—1.3%
Boeing Co.	78,400	$6,857

Capital Goods—3.5%
Fluor Corp.	55,600	8,102
Textron, Inc.	158,740	11,318

		19,420

Chemicals—0.6%
Monsanto Co.	29,061	3,246

Consumer Discretionary—4.4%
Best Buy Co., Inc. (e)	130,000	6,844
CVS Corp. (c)	286,700	11,396
J.C. Penney Co., Inc.	62,895	2,767
McDonald's Corp.	48,500	2,857

		23,864

Consumer Products—1.5%
Avon Products, Inc.	205,800	8,135

Consumer Services—1.0%
News Corp., Class A	257,700	5,280

Consumer Staples—5.9%
Coca-Cola Co.	110,600	6,788
Colgate-Palmolive Co.	136,200	10,618
PepsiCo, Inc.	120,300	9,131
Procter & Gamble Co.	83,100	6,101

		32,638

Energy—8.0%
EOG Resources, Inc. (c)	61,000	5,444
Schlumberger Ltd.	163,300	16,064
Sunoco, Inc.	79,375	5,750
Weatherford International Ltd. (a)	117,100	8,033
XTO Energy, Inc.	167,750	8,616

		43,907

Financial Services—7.7%
American Express Co.	97,300	5,062
Charles Schwab Corp.	58,839	1,503
Citigroup, Inc.	167,700	4,937
Franklin Resources, Inc.	54,200	6,202
Goldman Sachs Group, Inc.	30,700	6,602
IntercontinentalExchange, Inc. (a)	45,900	8,836
Northern Trust Corp. (c)	119,600	9,159

		42,301

Healthcare—13.5%
Abbott Laboratories	159,200	8,939
Allergan, Inc. (c)	103,600	6,655
Celgene Corp. (a)(c)(e)	113,944	5,265
Genentech, Inc. (a)	85,200	5,714
Gilead Sciences, Inc. (a)(e)	249,200	11,466
Humana, Inc. (a)	27,500	2,071
Merck & Co., Inc.	201,055	11,683
Schering-Plough Corp.	263,500	7,020
Shire Pharmaceuticals Group PLC ADR	112,500	7,757
St. Jude Medical, Inc. (a)	190,100	7,726

		74,296

Hotels/Gaming—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	124,200	5,469

Industrial—2.4%
Deere & Co.	142,400	13,260

Materials & Processing—2.9%
Air Products & Chemicals, Inc.	76,800	7,575
Precision Castparts Corp.	61,975	8,596

		16,171

	Shares	Value (000s)

Multi-Media—1.6%
Walt Disney Co.	270,600	$8,735

Oil & Gas—4.5%
Exxon Mobil Corp.	145,000	13,585
Transocean, Inc.	76,249	10,915

		24,500

Technology—27.1%
Adobe Systems, Inc. (a)	275,400	11,768
Apple, Inc. (a)(e)	127,300	25,215
Cognizant Technology Solutions Corp. (a)	211,400	7,175
EMC Corp. (a)	356,100	6,598
Google, Inc., Class A (a)	29,900	20,675
Hewlett-Packard Co.	443,800	22,403
Intel Corp.	514,100	13,706
Microsoft Corp. (e)	463,500	16,501
Research In Motion Ltd. (a)(e)	48,165	5,462
Texas Instruments, Inc. (e)	288,500	9,636
Thermo Fisher Scientific, Inc. (a)	120,700	6,962
Vmware, Inc., Class A (a)(c)	32,178	2,735

		148,836

Telecommunications—4.5%
AT&T, Inc.	341,900	14,210
Cisco Systems, Inc. (a)(e)	388,000	10,503

		24,713

Total Common Stock (cost—$409,999)		501,628

SHORT-TERM INVESTMENTS—13.7%
Collateral Invested for Securities on Loan (b)—3.2%
Allianz Dresdner Daily Asset Fund, (d)	13,191,648	13,191

	Principal Amount (000s)
Morgan Stanley, 4.16% due 9/3/08, FRN	$3,000	3,000
Rabobank, 2.50% due 1/2/08	1,306	1,306

		17,497

Repurchase Agreement—10.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,676; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $58,818 including accrued interest (cost—$57,664)	57,664	57,664

Total Short-Term Investments (cost—$75,161)		75,161

OPTIONS PURCHASED (a)—1.2%
	Contracts
Call Options—1.2%
Apollo Group, Inc. (CBOE)
strike price $75, expires 2/16/08	1,779	640
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	2,398	1,619
Celgene Corp. (CBOE)
strike price $65, expires 1/17/09	1,149	333

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE)
strike price $27.50, expires 6/21/08	2,912	$451
Cisco Systems, Inc. (CBOE)
strike price $25, expires 1/19/08	4,285	977
Humana, Inc. (CBOE)
strike price $75, expires 5/17/08	1,038	727
McDonald's Corp. (CBOE)
strike price $60, expires 3/22/08	1,082	260
Merck & Co., Inc. (CBOE)
strike price $52.50, expires 1/19/08	1,127	710
Microsoft Corp. (CBOE)
strike price $32.50, expires 4/19/08	2,054	863

Total Options Purchased (cost—$5,862)		6,580

Total Investments before options written
(cost—$491,022)—106.3%		583,369

OPTIONS WRITTEN (a)—(1.6)%
Call Options—(0.9)%
Air Products & Chemical (CBOE)
strike price $120, expires 1/19/09	768	(384)
Apple, Inc. (CBOE)
strike price $200, expires 1/19/08	891	(740)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	1,199	(217)
Best Buy Co., Inc. (CBOE)
strike price $50, expires 1/17/09	975	(877)
Celgene Corp. (CBOE)
strike price $70, expires 1/17/09	1,149	(230)
strike price $80, expires 1/19/08	500	(2)
Cisco Systems, Inc. (CBOE)
strike price $35, expires 1/17/09	5,443	(795)
Research In Motion Ltd. (CBOE)
strike price $120, expires 6/21/08	481	(794)
Texas Instruments, Inc. (CBOE)
strike price $32.50, expires 4/19/08	2,533	(719)

		(4,758)

Put Options—(0.7)%
3M Co. (CBOE)
strike price $75, expires 1/17/09	1,484	(638)
Air Products & Chemicals (CBOE)
strike price $90, expires 1/17/09	768	(495)
Apollo Group, Inc. (CBOE)
strike price $55, expires 2/16/08	1,779	(144)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	2,398	(2)
Celgene Corp. (CBOE)
strike price $50, expires 1/17/09	1,149	(1,069)

18	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE) strike price $20, expires 6/21/08	5,824	$(349)
Coca-Cola Bottling Co. United, Inc. (CBOE)
strike price $50, expires 1/17/09	1,728	(214)
Dell, Inc. (CBOE)
strike price $17.50, expires 1/17/09	6,532	(523)
Exxon Mobil Corp. (CBOE)
strike price $80, expires 1/19/08	510	(6)
Gilead Sciences, Inc. (CBOE)
strike price $40, expires 2/16/08	2,492	(100)
Humana, Inc. (CBOE)
strike price $65, expires 5/17/08	1,038	(244)
McDonald's Corp. (CBOE)
strike price $55, expires 3/22/08	1,082	(119)
Merck & Co., Inc. (CBOE)
strike price $45, expires 1/19/08	1,127	(6)
strike price $50, expires 1/19/08	1,128	(11)
Research In Motion Ltd. (CBOE)
strike price $85, expires 6/21/08	481	(231)

		(4,151)

Total Options Written (premiums received—$12,867)		(8,909)

Total Investments net of options written (cost—$478,155)—104.7%		574,460

Liabilities in excess of other assets—(4.7)%		(25,674)

Net Assets—100.0%		$548,786

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $17,062; cash collateral of $17,497 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

(e) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on December 31, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	19

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—0.8%
Goodrich Corp.	9,315	$658

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	5,616	871

Capital Goods—3.7%
Cooper Industries Ltd., Class A	23,488	1,242
Intermec, Inc. (a)(c)	36,569	743
Roper Industries, Inc. (c)	18,640	1,166

		3,151

Commercial Services—0.9%
Pharmaceutical Product Development, Inc.	19,600	791

Communications—1.7%
MetroPCS Communications, Inc. (a)(c)	33,529	652
NII Holdings, Inc., Class B (a)	16,109	779

		1,431

Consumer Discretionary—7.8%
Coach, Inc. (a)	8,020	245
Dick’s Sporting Goods, Inc. (a)(c)	15,910	442
GameStop Corp., Class A (a)	11,720	728
Gildan Activewear, Inc. (a)	20,245	833
Guess?, Inc. (c)	18,010	682
International Game Technology (c)	31,527	1,385
J.C. Penney Co., Inc.	11,561	509
Longs Drug Stores Corp.	18,705	879
Oshkosh Truck Corp.	8,565	405
Polo Ralph Lauren Corp., Class A	7,821	483

		6,591

Consumer Products—2.0%
Avon Products, Inc.	42,840	1,693

Consumer Services—6.9%
Apollo Group, Inc., Class A (a)	19,666	1,380
E.W. Scripps Co., Class A	9,205	414
Everest Re Group Ltd.	4,100	412
Hertz Global Holdings, Inc. (a)	37,180	591
National CineMedia, Inc.	32,830	828
Owens-Illinois, Inc. (a)	19,500	965
Quanta Services, Inc. (a)	28,122	738
Royal Caribbean Cruises Ltd.	1,945	82
UTI Worldwide, Inc.	23,830	467

		5,877

Consumer Staples—5.6%
Bunge Ltd.	6,590	767
Clorox Co.	9,200	599
Hansen Natural Corp. (a)(c)	15,939	706
Molson Coors Brewing Co.	19,445	1,004
Pepsi Bottling Group, Inc.	12,260	484
Wm. Wrigley Jr. Co. (c)	20,390	1,194

		4,754

Energy—11.3%
Cameron International Corp. (a)	7,310	352
Core Laboratories NV (a)	2,600	324
First Solar, Inc. (a)	620	166
National-Oilwell Varco, Inc. (a)	19,415	1,426
Newfield Exploration Co. (a)	15,760	831
Range Resources Corp.	18,040	927
Southwestern Energy Co. (a)	33,642	1,874
Sunoco, Inc.	24,300	1,760
Sunpower Corp., Class A (a)(c)	1,890	246
Weatherford International Ltd. (a)	25,192	1,728

		9,634

Environmental Services—0.9%
Republic Services, Inc.	24,730	775

	Shares	Value (000s)

Financial Services—7.5%
Affiliated Managers Group, Inc. (a)(c)	7,026	$825
City National Corp.	4,935	294
Federated Investors, Inc., Class B	10,040	413
Genworth Financial, Inc., Class A	5,185	132
IntercontinentalExchange, Inc. (a)	5,635	1,085
Lazard Ltd., Class A (c)	28,416	1,156
Northern Trust Corp.	21,647	1,658
Och-Ziff Capital Management Group LLC (a)(c)	13,720	360
Zions Bancorporation (c)	9,052	423

		6,346

Healthcare—12.6%
Allergan, Inc.	21,630	1,390
Celgene Corp. (a)	2,155	100
Charles River Laboratories International, Inc. (a)	3,230	212
Coventry Health Care, Inc. (a)	7,995	474
Endo Pharmaceuticals Holdings, Inc. (a)	12,142	324
Express Scripts, Inc. (a)	18,360	1,340
Forest Laboratories, Inc. (a)	15,750	574
Gen-Probe, Inc. (a)	9,880	622
Genzyme Corp. (a)	1,900	141
Hologic, Inc. (a)	8,426	578
Humana, Inc. (a)	13,345	1,005
Inverness Med Innovations, Inc. (a)	9,965	560
Millennium Pharmaceuticals (a)	20,000	300
Qiagen N.V. (a)(c)	41,590	875
Quest Diagnostics, Inc. (c)	15,427	816
Shire Pharmaceuticals Group PLC ADR	11,315	780
St. Jude Medical, Inc. (a)	11,560	470
United Therapeutics Corp. (a)	1,590	155

		10,716

Hotels/Gaming—1.3%
Starwood Hotels & Resorts Worldwide, Inc.	25,117	1,106

Insurance—1.0%
Cigna Corp.	15,690	843

Materials & Processing—4.6%
Air Products & Chemicals, Inc.	14,905	1,470
Ecolab, Inc.	8,330	427
Precision Castparts Corp.	14,585	2,023

		3,920

Oil & Gas—1.0%
Diamond Offshore Drilling, Inc.	6,160	875

Retail—0.9%
China Nepstar Chain Drug ADR (a)(c)	11,825	208
Urban Outfitters, Inc. (a)	22,100	602

		810

Technology—24.1%
Activision, Inc. (a)	31,304	930
Akamai Technologies, Inc. (a)(c)	22,465	777
Ametek, Inc.	37,404	1,752
Applera Corp.—Applied Biosystems Group	17,015	577
Autodesk, Inc. (a)	7,870	392
Blue Coat Systems, Inc. (a)	3,075	101
Broadcom Corp., Class A (a)	26,519	693
Cerner Corp. (a)	8,560	483
Citrix Systems, Inc. (a)	11,585	440
Cognizant Technology Solutions Corp. (a)	21,410	727
Dolby Laboratories, Inc., Class A (a)	22,750	1,131
Electronic Arts, Inc. (a)(c)	22,580	1,319
F5 Networks, Inc. (a)	4,498	128
Fiserv, Inc. (a)	9,290	516
Global Payments, Inc.	25,175	1,171
Intersil Corp., Class A (c)	19,938	488

	Shares	Value (000s)

Juniper Networks, Inc. (a)	15,090	$501
Maxim Integrated Products, Inc.	44,551	1,180
McAfee, Inc. (a)	29,895	1,121
Microchip Technology, Inc. (c)	20,255	636
National Semiconductor Corp. (c)	27,570	624
ON Semiconductor Corp. (a)(c)	53,970	479
PMC-Sierra, Inc. (a)(c)	107,510	703
Riverbed Technology, Inc. (a)(c)	10,900	291
Salesforce.com, Inc. (a)(c)	12,075	757
SanDisk Corp. (a)(c)	11,959	397
SBA Communications Corp., Class A (a)	34,796	1,178
Thermo Fisher Scientific, Inc. (a)	16,560	955

		20,447

Telecommunications—0.7%
SAVVIS, Inc. (a)(c)	20,235	565

Utilities—0.6%
NRG Energy, Inc. (a)	11,680	506

Total Common Stock (cost—$73,270)		82,360

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	11,364,406	11,364

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$2,500	2,500
Suntrust Bank, 1.00% due 1/2/08	2,024	2,024

		15,888

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,676; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,730 including accrued interest (cost—$2,675)	2,675	2,675

Total Short-Term Investments (cost—$18,563)		18,563

Total Investments (cost—$91,833)—118.8%		100,923

Liabilities in excess of other assets—(18.8)%		(15,964)

Net Assets—100.0%		$84,959

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $15,385; cash collateral of $15,888 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

20	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Small-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—4.9%
BE Aerospace, Inc. (a)	2,794	$148
Heico Corp., Class A	2,376	101
Moog, Inc., Class A (a)	1,750	80
Triumph Group, Inc.	1,450	120

		449

Airlines—1.0%
Allegiant Travel Co. (a)	2,835	91

Automotive—1.0%
LKQ Corp. (a)	4,400	92

Capital Goods—4.2%
Amerigon, Inc. (a)	4,265	90
Barnes Group, Inc. (c)	2,885	96
Measurement Specialties, Inc. (a)	2,367	52
Smith & Wesson Holding Corp. (a)(c)	4,111	25
Stanley, Inc. (a)	3,805	122

		385

Chemicals—0.9%
Zoltek Cos., Inc. (a)(c)	2,043	88

Commercial Services—0.9%
American Public Education (a)	805	33
Parexel International Corp. (a)	1,075	52

		85

Consumer Discretionary—11.2%
Central European Distribution Corp. (a)	3,010	175
Chattem, Inc. (a)	921	70
CROCS, Inc. (a)(c)	3,740	138
First Cash Financial Services, Inc. (a)	3,310	48
Hansen Natural Corp. (a)	2,080	92
Iconix Brand Group, Inc. (a)	4,380	86
Longs Drug Stores Corp.	2,005	94
Men’s Wearhouse, Inc.	1,566	42
Volcom, Inc. (a)(c)	2,180	48
Warnaco Group, Inc. (a)	2,495	87
WMS Industries, Inc. (a)	2,508	92
Zumiez, Inc. (a)	2,130	52

		1,024

Consumer Services—9.7%
Capella Education Co. (a)	1,066	70
Central European Media Enterprises Ltd., Class A (a)	940	109
Consolidated Graphics, Inc. (a)	755	36
Geo Group, Inc. (a)	3,270	92
HMS Holdings Corp. (a)	3,080	102
Kendle International, Inc. (a)	1,438	70
Kenexa Corp. (a)	3,140	61
Life Time Fitness, Inc. (a)(c)	1,936	96
Live Nations, Inc. (a)	3,481	51
Macrovision Corp. (a)	2,655	49
Sinclair Broadcast Group, Inc., Class A (c)	7,427	61
Watson Wyatt Worldwide, Inc.	2,050	95

		892

Energy—6.9%
Arena Resources, Inc. (a)	1,695	71
Carrizo Oil & Gas, Inc. (a)	2,135	117
Concho Resources, Inc. (a)	5,005	103
Core Laboratories NV (a)	991	123
Superior Energy Services (a)	1,535	53
T-3 Energy Services, Inc. (a)(c)	1,640	77
Trina Solar Ltd. ADR (a)(c)	1,715	92

		636

Financial Services—8.8%
Affiliated Managers Group, Inc. (a)(c)	1,575	185

	Shares	Value (000s)

Castlepoint Holdings Ltd.	4,940	$59
First Mercury Financial Corp. (a)	2,550	62
GFI Group, Inc. (a)(c)	1,216	116
NexCen Brands, Inc. (a)	5,320	26
OptionsXpress Holding, Inc.	2,820	96
Stifel Financial Corp. (a)(c)	1,714	90
Sunstone Hotel Investors, Inc., REIT	1,930	35
Tower Group, Inc.	2,546	85
Virginia Commerce Bancorp (a)(c)	4,815	57

		811

Healthcare—19.8%
AMAG Pharmaceuticals, Inc. (a)	765	46
Amedisys, Inc. (a)(c)	1,665	81
American Oriental Bioengineering, Inc. (a)(c)	7,845	87
Animal Health International, Inc. (a)	6,480	80
Applera Corp.-Celera Genomics Group (a)	2,810	45
Conceptus, Inc. (a)	5,125	99
Eurand NV (a)	3,498	55
Genoptix, Inc. (a)	1,420	44
HealthExtras, Inc. (a)	1,320	34
Icon PLC ADR (a)	1,098	68
Illumina, Inc. (a)(c)	1,384	82
Immucor, Inc. (a)	3,340	113
Integra LifeSciences Holdings Corp. (a)(c)	1,440	60
inVentiv Health, Inc. (a)	2,675	83
Inverness Med Innovations, Inc. (a)	2,460	138
Lifecell Corp. (a)	1,683	73
Luminex Corp. (a)(c)	4,428	72
Nighthawk Radiology Holdings, Inc. (a)	2,130	45
Obagi Medical Products, Inc. (a)	2,800	51
PSS World Medical, Inc. (a)	4,309	84
Psychiatric Solutions, Inc. (a)(c)	3,073	100
Regeneron Pharmaceuticals, Inc. (a)	2,450	59
Sun Healthcare Group, Inc. (a)	5,560	95
Volcano Corp. (a)	3,641	46
Wright Medical Group, Inc. (a)	2,783	81

		1,821

Machinery—0.7%
Baldor Electric	1,920	65

Metals & Mining—0.7%
Horsehead Holding Corp. (a)	3,785	64

Technology—20.7%
Allscripts Healthcare Solutions, Inc. (a)	1,267	25
Anixter International, Inc. (a)(c)	716	45
Blue Coat Systems, Inc. (a)	786	26
DealerTrack Holdings, Inc. (a)	3,180	106
Emulex Corp. (a)	4,025	66
FormFactor, Inc. (a)(c)	1,980	65
i2 Technologies, Inc. (a)	4,075	51
Internap Network Services Corp. (a)	5,810	48
Magma Design Automation, Inc. (a)	5,485	67
MICROS Systems, Inc. (a)	1,550	109
Monolithic Power Systems, Inc. (a)	3,587	77
Nuance Communications, Inc. (a)(c)	5,011	94
Omnicell, Inc. (a)	3,090	83
Omniture, Inc. (a)	2,058	68
Pericom Semiconductor Corp. (a)	4,398	82
PMC-Sierra, Inc. (a)	7,290	48
Riverbed Technology, Inc. (a)	1,035	28
Solera Holdings, Inc. (a)	4,420	109
SXC Health Solutions Corp. (a)	3,156	46
Synaptics, Inc. (a)	1,345	55
Synchronoss Technologies, Inc. (a)(c)	1,835	65
Taleo Corp., Class A (a)	3,085	92
Ultimate Software Group, Inc. (a)	2,410	76

	Shares	Value (000s)

Varian Semi-conductor Equipment Associates, Inc. (a)	2,692	$100
Verigy Ltd. (a)	3,850	105
Viasat, Inc. (a)	2,380	82
Vocus, Inc. (a)	2,464	85

		1,903

Telecommunications—4.7%
Centennial Communications Corp. (a)	8,415	78
Comtech Telecommunications Corp. (a)	1,295	70
Golden Telecom, Inc. (a)	940	95
NTELOS Holdings Corp.	3,570	106
PAETEC Holding Corp. (a)	8,779	86

		435

Transportation—0.9%
Gulfmark Offshore, Inc. (a)	1,755	82

Total Common Stock
(cost—$8,155)		8,923

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	1,554,443	1,554

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$162	163

		1,717

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $294; collateralized by Federal Home Loan Bank, 4.875% due 5/14/10, valued at $305 including accrued interest (cost—$294)	294	294

Total Short-Term Investments
(cost—$2,011)		2,011

Total Investments (cost—$10,166)—118.9%		10,934

Liabilities in excess of other assets—(18.9)%		(1,740)

Net Assets—100.0%		$9,194

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on oan.

(c) All or portion of securities on loan with an aggregate market value of $1,665; cash collateral of $1,717 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	21

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.6%
Aerospace—0.7%
General Dynamics Corp. (b)	502	$45

Capital Goods—1.0%
Fluor Corp. (b)	433	63

Chemicals—2.7%
Monsanto Co. (b)	1,460	163

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	707	29

Computers—1.1%
Data Domain, Inc. (a)	884	23
Sun Microsystems, Inc. (a)	2,319	42

		65

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	2,400	126
CVS Corp. (b)	2,918	116
GameStop Corp., Class A (a)(b)	2,054	127
Gildan Activewear, Inc. (a)	1,699	70
Guess?, Inc.	705	27
Walt Disney Co.	1,045	34

		500

Consumer Products—1.3%
Avon Products, Inc.	1,980	78

Consumer Services—0.5%
Quanta Services, Inc. (a)(b)	1,205	32

Consumer Staples—3.4%
Coca-Cola Co.	1,090	67
Colgate-Palmolive Co. (b)	705	55
Hansen Natural Corp. (a)	487	21
PepsiCo, Inc.	829	63

		206

Energy—10.2%
Concho Resources, Inc. (a)	2,250	46
EOG Resources, Inc. (b)	656	59
First Solar, Inc. (a)	282	75
Schlumberger Ltd. (b)	1,386	136
Southwestern Energy Co. (a)(b)	813	45
Sunoco, Inc.	839	61
Sunpower Corp., Class A (a)(b)	1,503	196
XTO Energy, Inc.	90	5

		623

Financial Services—11.5%
American Express Co.	906	47
Citigroup, Inc. (b)	5,481	161
CME Group, Inc. (b)	140	96
Goldman Sachs Group, Inc.	65	14
IntercontinentalExchange, Inc. (a)(b)	811	156
Lazard Ltd., Class A	1,674	68
Northern Trust Corp. (b)	1,598	123
U.S. Bancorp	1,255	40

		705

Healthcare—10.3%
Abbott Laboratories	1,048	59
Allergan, Inc. (b)	1,332	85
Celgene Corp. (a)	1,144	53
Gilead Sciences, Inc. (a)(b)	2,737	126
Merck & Co., Inc. (b)	2,507	146
Schering-Plough Corp.	498	13
Shire Pharmaceuticals Group PLC ADR (b)	1,073	74
St. Jude Medical, Inc. (a)(b)	941	38
Stryker Corp.	508	38

		632

	Shares	Value (000s)

Hotels/Gaming—1.5%
Starwood Hotels & Resorts Worldwide, Inc. (b)	2,070	$91

Industrial—1.3%
Deere & Co. (b)	870	81

Materials & Processing—1.3%
Air Products & Chemicals, Inc.	321	32
Precision Castparts Corp. (b)	347	48

		80

Oil & Gas—3.0%
Exxon Mobil Corp. (b)	1,104	104
Transocean, Inc.	552	79

		183

Retail—1.0%
China Nepstar Chain Drug ADR (a)	3,463	61

Technology—31.4%
Activision, Inc. (a)	2,185	65
Adobe Systems, Inc. (a)	737	32
American Tower Corp., Class A (a)	1,319	56
Apple, Inc. (a)(b)	1,890	374
Autodesk, Inc. (a)	704	35
Cerner Corp. (a)	1,209	68
Cisco Systems, Inc. (a)	1,298	35
Cognizant Technology Solutions Corp. (a)	2,111	72
Corning, Inc. (b)	1,927	46
Ctrip.com International Ltd. ADR	378	22
DealerTrack Holdings, Inc. (a)	939	31
EMC Corp. (a)	2,354	44
Google, Inc., Class A (a)(b)	182	126
Hewlett-Packard Co.	1,334	67
Intel Corp.	3,712	99
Itron, Inc. (a)	499	48
MasterCard, Inc., Class A	200	43
McAfee, Inc. (a)	963	36
MEMC Electronic Materials, Inc. (a)	857	76
NVIDIA Corp. (a)(b)	3,071	105
QUALCOMM, Inc.	693	27
Research In Motion Ltd. (a)(b)	822	93
Riverbed Technology, Inc. (a)	1,621	43
Salesforce.com, Inc. (a)(b)	1,725	108
Texas Instruments, Inc.	1,857	62
Thermo Fisher Scientific, Inc. (a)	645	37
Vmware, Inc., Class A (a)	338	29
Yahoo!, Inc. (a)	1,926	45

		1,924

Telecommunications—2.7%
AT&T, Inc. (b)	2,807	117
Foundry Networks, Inc. (a)	1,171	21
NII Holdings, Inc., Class B (a)	588	28

		166

Total Common Stock (cost—$5,042)		5,727

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $435; collateralized by Freddie Mac, 5.25% due 2/24/11, Value $445 including accrued interest (cost—$435)	$435	435

	Contracts	Value (000s)

OPTIONS PURCHASED (a)—2.5%
Call Options—2.5%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	$18
AT&T, Inc. (CBOE), strike price $35, expires 1/19/08	12	8
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	13	4
Charles Schwab Corp. (CBOE), strike price $27.50, expires 6/21/08	30	5
Google, Inc. (CBOE), strike price $490, expires 1/19/08	1	21
Hewlett Packard Co. (CBOE), strike price $30, expires 1/19/08	13	27
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7	1
strike price $30, expires 1/17/09	82	20
McDonald’s Corp. (CBOE), strike price $60, expires 3/22/08	20	5
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08	18	1
MGM Mirageinc (CBOE), strike price $100, expires 3/22/08	12	2
Microsoft Corp. (CBOE), strike price $37.50, expires 1/17/09	71	22
Qualcomm, Inc. (CBOE), strike price $45, expires 4/19/08	28	3
Royal Caribbean Cruises (CBOE), strike price $40, expires 1/19/08	17	5
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	3
Schlumberger Ltd. (CBOE), strike price $90, expires 2/16/08	6	6
Shire PLC (CBOE), strike price $70, expires 4/19/08	11	6

Total Options Purchased (cost—$144)		157

Total Investments before options written and securities sold short (cost—$5,621)—103.2%		6,319

OPTIONS WRITTEN (a)—(4.8)%
Call Options—(3.2)%
Abbott Laboratories (CBOE), strike price $60, expires 2/16/08	10	(1)
Adobe Systems, Inc. (CBOE), strike price $47.50, expires 1/19/08	6	—(c )
Air Products & Chemicals (CBOE), strike price $120, expires 1/17/09	3	(1)
Apple, Inc. (CBOE), strike price $200, expires 1/19/08	17	(14)
AT&T, Inc. (CBOE), strike price $40, expires 1/19/08	9	(2)

22	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Autodesk, Inc. (CBOE), strike price $55, expires 4/19/08	6	$(1)
Best Buy Co., Inc. (CBOE), strike price $50, expires 1/17/09	24	(22)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	13	(3)
strike price $75, expires 1/19/08	2	—(c)
strike price $80, expires 1/19/08	9	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	53	(57)
Cognizant Technology Solutions Corp. (CBOE), strike price $40, expires 4/19/08	7	(1)
Gamestop Corp. (CBOE), strike price $65, expires 4/19/08	8	(4)
Intel Corp. (CBOE), strike price $27.50, expires 1/19/08	14	(1)
strike price $35, expires 1/17/09	82	(9)
IntercontinentalExchange, Inc. (CBOE), strike price $170, expires 1/19/08	4	(10)
Itron, Inc. (CBOE), strike price $95, expires 1/19/08	4	(1)
MasterCard, Inc. (CBOE), strike price $195, expires 4/19/08	2	(7)
MEMC Electronic Materials, Inc. (CBOE), strike price $100, expires 4/19/08	8	(5)
Merck & Co., Inc. (CBOE), strike price $65, expires 4/19/08	9	(1)
Monsanto Co. (CBOE), strike price $120, expires 1/19/08	6	(1)
NVIDIA Corp. (CBOE), strike price $40, expires 6/21/08	13	(4)
Pepsico, Inc. (CBOE), strike price $70, expires 1/19/08	6	(4)
Research In Motion Ltd. (CBOE), strike price $120, expires 6/21/08	7	(12)
Salesforce Com, Inc. (CBOE), strike price $55, expires 1/19/08	5	(4)
strike price $60, expires 1/19/08	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	(1)
Schlumberger Ltd. (CBOE), strike price $100, expires 2/16/08	6	(2)
Shire PLC (CBOE), strike price $75, expires 4/19/08	11	(4)
Sunpower Corp. (CBOE), strike price $85, expires 1/19/08	4	(18)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 4/19/08	16	(5)
Yahoo, Inc. (CBOE), strike price $30, expires 1/19/08	17	—(c)

		(198)

	Contracts	Value (000s)

Put Options—(1.6)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	$(1)
strike price $90, expires 1/17/09	3	(2)
American Express Co. (CBOE), strike price $52.50, expires 1/19/08	4	(1)
American Tower Corp. (CBOE), strike price $37.50, expires 1/19/08	4	—(c)
AT&T, Inc. (CBOE), strike price $30, expires 1/19/08	8	—(c)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	4	(3)
strike price $50, expires 1/17/09	13	(12)
Charles Schwab Corp. (CBOE), strike price $20, expires 6/21/08	60	(4)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	15	(3)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	16	(2)
Cognizant Technology Solutions Corp. (CBOE), strike price $30, expires 4/19/08	7	(1)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	17	(3)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	65	(5)
Gilead Sciences, Inc. (CBOE), strike price $40, expires 2/16/08	23	(1)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	82	(8)
strike price $22.50, expires 1/19/08	14	—(c)
Itron, Inc. (CBOE), strike price $65, expires 1/19/08	4	—(c)
strike price $70, expires 1/17/09	6	(3)
McDonald’s Corp. (CBOE), strike price $55, expires 3/22/08	20	(2)
Medtronic, Inc. (CBOE), strike price $47.50, expires 2/16/08	18	(1)
Merck & Co., Inc. (CBOE), strike price $52.50, expires 4/19/08	9	(1)
MGM Mirageinc (CBOE), strike price $75, expires 3/22/08	10	(3)
Microsoft Corp. (CBOE), strike price $32.50, expires 1/17/09	71	(14)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	11	(4)
NVIDIA Corp. (CBOE), strike price $27.50, expires 6/21/08	13	(2)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 4/19/08	28	(6)
strike price $35, expires 1/19/08	8	—(c)
Research In Motion Ltd. (CBOE), strike price $85, expires 6/21/08	7	(3)

	Contracts	Value (000s)

Riverbed Technology, Inc. (CBOE), strike price $20, expires 6/21/08	11	$(2)
Royal Caribbean Cruises (CBOE), strike price $35, expires 1/19/08	17	—(c)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	11	(3)
Schlumberger Ltd. (CBOE), strike price $85, expires 2/16/08	6	(1)
Shire PLC (CBOE), strike price $60, expires 4/19/08	11	(2)
Southwestern Energy Co. (CBOE), strike price $30, expires 1/19/08	6	—(c)
Starwood Hotels + Resorts, Inc. (CBOE), strike price $55, expires 1/19/08	4	(4)
Wyeth (CBOE), strike price $42.50, expires 1/19/08	11	(1)

		(98)

Total Options Written (premiums received—$319)		(296)

SECURITIES SOLD SHORT—(7.0)%
	Shares
Energy—(0.9)%
Halliburton Co.	1,523	(58)

Exchange-Traded Funds—(4.3)%
Oil Service HOLDRs Trust	156	(29)
Powershares QQQ Trust	3,485	(179)
SPDR Trust Series 1, UNIT	370	(54)

		(262)

Financial Services—(0.7)%
Lehman Brothers Holdings, Inc.	615	(40)

Healthcare—(0.4)%
Trimeris, Inc. (a)	3,800	(26)

Machinery—(0.5)%
Caterpillar, Inc.	408	(30)

Technology—(0.2)%
F5 Networks, Inc. (a)	532	(15)

Total Securities Sold Short (proceeds—$434)		(431)

Total Investments net of options written and securities sold short (cost—$4,868)—91.4%		5,592

Other assets less other liabilities—8.6%		528

Net Assets—100.0%		$6,120

Notes to Schedule of Investments:
(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Technology Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—76.7%
Capital Goods—2.6%
ABB Ltd.	1,102,200	$31,778
Nidec Corp. (e)	126,775	9,160

		40,938

Chemicals—2.8%
Monsanto Co. (g)	245,490	27,419
Wacker Chemie AG	58,100	16,759

		44,178

Communications—2.1%
Focus Media Holding Ltd. ADR (c)(e)	579,630	32,929

Computers—0.2%
Innolux Display GDR (a)(c)	334,148	2,272

Consumer Discretionary—3.5%
GameStop Corp., Class A (c)	418,150	25,971
Nintendo Co., Ltd.	50,626	29,725

		55,696

Consumer Services—0.0%
Capita Group PLC	1,000	14

Consumer Staples—0.7%
Orkla ASA	588,745	11,272

Electronics—0.3%
Philips Electronics NV	125,395	5,361

Energy—7.0%
Cameron International Corp. (c)	2,000	96
First Solar, Inc. (c)	117,605	31,417
National-Oilwell Varco, Inc. (c)	1,000	74
Q-Cells AG (c)(e)	71,735	10,180
Renewable Energy Corp. AS (c)(e)	298,455	14,970
Schlumberger Ltd.	1,000	98
Sunpower Corp., Class A (c)(e)	171,844	22,407
Suntech Power Holdings Co., Ltd. ADR (c)(e)	374,055	30,792
Weatherford International Ltd. (c)	1,000	69

		110,103

Exchange-Traded Funds—0.1%
Powershares QQQ Trust	30,165	1,546

Materials & Processing—0.0%
Tenaris S.A. ADR	1,000	45

Semi-conductors—0.0%
Veeco Instruments, Inc. (c)	21,955	367

Technology—52.5%
Activision, Inc. (c)(g)	1,546,270	45,924
Alibaba.com Ltd. (c)	1,912,300	6,904
Apple, Inc. (c)(g)	330,071	65,380
Autodesk, Inc. (c)	416,835	20,742
Baidu.com ADR (c)(e)	64,505	25,182
BladeLogic, Inc. (c)(e)	101,235	2,993
Cerner Corp. (c)(g)	230,240	12,986
Chartered Semiconductor Manufacturing Ltd. (c)(e)	17,132,987	11,367
Citrix Systems, Inc. (c)	1,000	38
Cognizant Technology Solutions Corp. (c)	611,780	20,764
Ctrip.com International Ltd. ADR (g)	267,505	15,373
Dolby Laboratories, Inc., Class A (c)	315,072	15,665

	Shares	Value (000s)

EMC Corp. (c)(g)	1,413,970	$26,201
Energy Conversion Devices, Inc. (c)(e)	1,000	34
FormFactor, Inc. (c)(e)	1,000	33
Foundry Networks, Inc. (c)(e)	1,587,040	27,805
Google, Inc., Class A (c)(g)	63,520	43,923
Hewlett-Packard Co.	664,180	33,528
Intel Corp. (g)	2,537,152	67,640
International Rectifier Corp. (c)	1,000	34
Itron, Inc. (c)(e)	132,425	12,709
Juniper Networks, Inc. (c)(e)	166,225	5,519
Lenovo Group Ltd.	8,051,475	7,059
McAfee, Inc. (c)(g)	899,060	33,715
Microsoft Corp. (g)	1,668,780	59,409
National Semiconductor Corp. (e)	50,000	1,132
Network Appliance, Inc. (c)	148,140	3,698
Nuance Communications, Inc. (c)(e)	235,231	4,394
NVIDIA Corp. (c)(e)(g)	1,516,127	51,579
ON Semiconductor Corp. (c)(e)	1,048,561	9,311
Perfect World Co., Ltd. ADR (c)(e)	327,081	9,119
QUALCOMM, Inc.	992,750	39,065
Research In Motion Ltd. (c)	188,786	21,408
Riverbed Technology, Inc. (c)(e)(g)	1,024,955	27,407
Salesforce.com, Inc. (c)(e)(g)	309,270	19,388
Samsung Electronics Co., Ltd.	290	171
SanDisk Corp. (c)(e)	43,985	1,459
SINA Corp. (c)(e)	119,808	5,309
Sohu.com, Inc. (c)(e)	175,845	9,587
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,553,545	15,473
Telefonaktiebolaget LM Ericsson ADR	43,900	1,025
Tencent Holdings Ltd.	5,301,921	40,236
TomTom NV (c)(e)	53,790	4,063
Vmware, Inc., Class A (c)(e)	34,750	2,953
Yahoo!, Inc. (c)	26,145	608

		828,312

Telecommunications—4.9%
Amdocs Ltd. (c)	1,000	34
Bharti Airtel Ltd. (c)	351,005	8,723
Ciena Corp. (c)(e)	154,483	5,269
Cisco Systems, Inc. (c)(g)	318,655	8,626
NII Holdings, Inc., Class B (c)(e)	349,312	16,879
Nokia Corp. ADR (e)	735,625	28,241
Telefonica S.A. ADR (e)	39,630	3,868
Vodafone Group PLC ADR	156,695	5,848

		77,488

Total Common Stock (cost—$865,275)		1,210,521

WARRANTS (c)—1.2%
	Units
Financial Services—0.2%
Epistar Corp. (a)	474,000	2,032

Technology—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,400,305	16,060

Total Warrants (cost—$17,989)		18,092

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—30.7%
Collateral Invested for Securities on Loan (d)—13.6%
Allianz Dresdner Daily Asset Fund (f)	118,283,320	$118,283

	Principal Amount (000s)
Bayerische Landesbank, 4.962% due 9/23/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.097% due 10/15/08, FRN (a)	16,000	15,985
ING Bank NV, 4.50% due 1/2/08	55,000	55,000
Morgan Stanley, 4.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	2,344	2,344

		214,612

Repurchase Agreement—17.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270,461; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $150,010 including accrued interest; Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $46,995 including accrued interest; Federal Home Loan Bank, 5.125% due 9/10/10, valued at $52,500 including accrued interest; and Freddie Mac, 6.875% due 9/15/10, valued at $26,309 including accrued interest (cost—$270,402)	270,402	270,402

Total Short-Term Investments (cost—$485,029)		485,014

OPTIONS PURCHASED (c)—4.9%
	Contracts
Call Options—4.9%
Apple, Inc. (CBOE), strike price $95, expires 3/20/08	2,449	25,475
Cisco Systems, Inc. (CBOE), strike price $17.50, expires 1/19/08	3,374	3,290
strike price $30, expires 4/19/08	20,603	1,957
strike price $35, expires 1/17/09	5,811	848
Focus Media Holding Ltd. (CBOE), strike price $50, expires 1/19/08	3,903	2,771

24	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $490, expires 1/19/08	224	$4,693
strike price $520, expires 1/17/09	180	3,941
strike price $590, expires 1/17/09	166	2,849
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7,173	1,435
MEMC Electronic Materials, Inc. (CBOE), strike price $70, expires 4/19/08	1,350	3,064
Microsoft Corp. (CBOE), strike price $22.50, expires 1/19/08	6,652	8,781
strike price $32.50, expires 1/17/09	8,585	5,108
Network Appliance, Inc. (CBOE), strike price $30, expires 1/17/09	7,010	1,928
Salesforce.com, Inc. (CBOE), strike price $45, expires 1/19/08	2,581	4,581
strike price $55, expires 1/17/09	3,917	6,600

		77,321

Put Options—0.0%
Citrix Systems, Inc. (CBOE), strike price $35, expires 3/22/08	1,053	132

Total Options Purchased (cost—$31,639)		77,453

Total Investments before options written and securities sold short (cost—$1,399,932)—113.5%		1,791,080

OPTIONS WRITTEN (c)—(2.1)%
Call Options—(0.7)%
Apple, Inc. (CBOE), strike price $210, expires 4/19/08	3,300	(5,495)
Baidu.com, Inc. (CBOE), strike price $440, expires 1/19/08	322	(171)
Ciena Corp. (CBOE), strike price $45, expires 4/19/08	1,544	(100)
Citrix Systems, Inc. (CBOE), strike price $40, expires 3/22/08	1,053	(216)
Electronic Arts, Inc. (CBOE), strike price $65, expires 1/19/08	3,285	(17)
Gamestop Corp. (CBOE), strike price $65, expires 1/19/08	1,903	(247)
Nokia Corp. (CBOE), strike price $40, expires 4/19/08	5,160	(1,290)
Research In Motion Ltd. (CBOE), strike price $120, expires 3/22/08	1,486	(1,367)
strike price $125, expires 3/22/08	1,437	(1,063)
SINA Corp. (CBOE), strike price $50, expires 3/22/08	1,711	(385)

	Contracts	Value (000s)

Vodafone Group PLC (CBOE), strike price $30, expires 7/19/08	1,566	$(1,323)

		(11,674)

Put Options—(1.4)%
Apple, Inc. (CBOE), strike price $75, expires 3/20/08	3,078	(1)
strike price $80, expires 1/19/08	779	(1)
strike price $100, expires 1/19/08	1,154	(1)
strike price $105, expires 1/19/08	1,155	(4)
strike price $110, expires 1/19/08	517	(1)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	10,530	(1,886)
strike price $25, expires 1/19/08	4,690	(66)
strike price $25, expires 4/19/08	20,603	(1,937)
strike price $30, expires 1/17/09	5,811	(2,731)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	8,916	(1,382)
EMC Corp. (CBOE), strike price $20, expires 4/19/08	2,787	(691)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 1/19/08	3,581	(36)
strike price $35, expires 1/19/08	2,278	(11)
Google, Inc. (CBOE), strike price $430, expires 1/19/08	460	(2)
strike price $450, expires 1/19/08	171	(1)
strike price $450, expires 1/17/09	270	(359)
strike price $520, expires 1/17/09	83	(220)
Intel Corp. (CBOE), strike price $17.50, expires 1/19/08	10,028	(10)
strike price $20, expires 1/19/08	8,608	(9)
MEMC Electronic Materials, Inc. (CBOE), strike price $60, expires 4/19/08	1,928	(255)
Microsoft Corp. (CBOE), strike price $27.50, expires 1/19/08	10,873	(11)
strike price $27.50, expires 1/17/09	4,389	(364)
strike price $29, expires 1/16/09	8,585	(938)
strike price $32.50, expires 1/17/09	5,539	(1,052)
Network Appliance, Inc. (CBOE), strike price $22.50, expires 1/17/09	3,505	(1,008)
strike price $25, expires 1/17/09	3,505	(1,402)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	6,437	(2,156)

	Contracts	Value (000s)

NVIDIA Corp. (CBOE), strike price $27.5625, expires 1/19/08	5,191	$(26)
strike price $40, expires 1/17/09	2,602	(1,262)
ON Semiconductor Corp. (CBOE), strike price $7.50, expires 1/16/09	8,516	(804)
strike price $7.50, expires 1/17/09	9,374	(891)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/19/08	5,692	(74)
Research In Motion Ltd. (CBOE), strike price $83.30, expires 3/22/08	2,923	(497)
SAIC, Inc. (CBOE), strike price $17.50, expires 1/19/08	2,277	(17)
Salesforce.com, Inc. (CBOE), strike price $35, expires 1/19/08	2,682	(13)
strike price $37.50, expires 1/18/08	2,581	(2)
strike price $45, expires 1/17/09	3,917	(1,645)

		(21,766)

Total Options Written (premiums received—$56,532)		(33,440)

SECURITIES SOLD SHORT (c)—(3.8)%
	Shares
Building/Construction—(0.0)%
Aker Kvaerner ASA	1,000	(26)

Consumer Services—(0.3)%
Accenture Ltd., Class A	149,250	(5,377)

Electronics—(0.8)%
Flextronics International Ltd. (c)	1,046,520	(12,621)

Exchange-Traded Funds—(1.3)%
iShares Russell 2000 Index Fund	256,795	(19,496)

Information Technology—(0.2)%
Seagate Technology, Inc.	122,555	(3,121)

Technology—(1.2)%
Advanced Micro Devices, Inc. (c)	2,124,570	(15,934)
MEMC Electronic Materials, Inc. (c)	26,735	(2,366)
Texas Instruments, Inc.	23,262	(777)

		(19,077)

Total Securities Sold Short (proceeds—$65,718)		(59,718)

Total Investments net of options written and securities sold short (cost—$1,277,682) (b)—107.6%		1,697,922

Other liabilities in excess of other assets—(7.6%)		(120,069)

Net Assets—100.0%		$1,577,853

12.31.07	Allianz Funds Semiannual Report	25

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $195,452 representing 12.39% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $206,899; cash collateral of $214,627 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

(g) All or partial amount segregated as collateral for options written.

(h) Illiquid security.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
GDR—Global Depositary Receipt

26	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	27

Statements of Assets and Liabilities

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	RCM Global Resources Fund	RCM Global Small-Cap Fund

Assets:
Investments, at value	$50,612	$304,392
Investments in Affiliates, at value	—	51,157
Repurchase agreement, at value	—	—
Cash	—	—
Foreign currency, at value	39	1,119
Security lending interest receivable (net)	—	33
Receivable for investments sold	—	2,698
Receivable for Fund shares sold	770	341
Dividends and interest receivable (net of foreign taxes)	17	144
	51,438	359,884

Liabilities:
Payable for investments purchased	$1,088	$1,971
Payable for securities sold short	—	—
Overdraft due to Custodian	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	57	1,520
Payable for collateral for securities on loan	—	65,513
Dividends payable	—	—
Investment advisory fee payable	25	233
Administration fee payable	17	113
Distribution fee payable	7	61
Servicing fee payable	7	52
Payable to securities lending agent	—	345
Recoupment from Adviser	1	—
Other liabilities	—	—
	1,202	69,808
Net Assets	$50,236	$290,076

Net Assets Consist of:
Paid-in-capital	$40,976	$249,951
Undistributed (dividends in excess of) net investment income	(72)	(2,032)
Accumulated net realized gain (loss)	(475)	(3,302)
Net unrealized appreciation of investments, options written and foreign currency transactions	9,807	45,459
	$50,236	$290,076

Net Assets:
Institutional Class	$10,907	$30,664
Administrative Class	—	—
Other Classes	39,329	259,412

Shares Issued and Outstanding:
Institutional Class	466	984
Administrative Class	—	—
Other Classes	1,700	8,719

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$23.43	$31.16
Administrative Class	—	—

Cost of Investments	$40,806	$258,919
Cost of Investments in Affiliates	$—	$51,157
Cost of Repurchase Agreement	$—	$—
Cost of Foreign Currency	$38	$1,123
Premiums Received for Options Written	$—	$—
Proceeds on Securities Sold Short	$—	$—

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$101,282	$512,514	$89,559	$9,380	$6,319	$1,402,395
—	13,191	11,364	1,554	—	118,283
—	57,664	—	—	—	270,402
—	1	—	12	7	4,173
5	—	—	—	—	—
1	15	4	1	—	127
—	14,226	—	29	859	202,570
335	577	39	—	—	7,958
64	591	61	4	5	253
101,687	598,779	101,027	10,980	7,190	2,006,161

$245	$7,379	$117	$61	$336	$110,720
—	—	—	—	431	59,718
—	—	—	—	—	630
—	8,909	—	—	296	33,440
68	15,828	8	—	—	7,011
4,617	17,497	15,888	1,717	—	214,627
—	—	—	—	—	69
38	202	32	6	5	1,108
44	125	18	2	1	480
36	29	3	—	—	159
17	24	2	—	1	203
—	—	—	—	—	—
—	—	—	—	—	—
11	—	—	—	—	143
5,076	49,993	16,068	1,786	1,070	428,308
$96,611	$548,786	$84,959	$9,194	$6,120	$1,577,853

$181,731	$443,411	$93,542	$8,542	$5,429	$1,305,782
(424)	41	(31)	(23)	(10)	(5,209)
(102,962)	9,029	(17,642)	(93)	(22)	(142,822)
18,266	96,305	9,090	768	723	420,102
$96,611	$548,786	$84,959	$9,194	$6,120	$1,577,853

$10,122	$406,561	$73,833	$9,194	$3,637	$495,361
273	21,360	1,243	—	12	41,204
86,216	120,865	9,883	—	2,471	1,041,288

630	27,222	24,617	537	206	9,573
17	1,442	425	—	1	802
5,507	8,289	3,535	—	141	20,890

$16.08	$14.94	$3.00	$17.13	$17.67	$51.75
16.24	14.81	2.93	—	17.60	51.39

$83,006	$420,167	$80,469	$8,612	$5,621	$1,011,247
$—	$13,191	$11,364	$1,554	$—	$118,283
$—	$57,664	$—	$—	$—	$270,402
$5	$—	$—	$—	$—	$—
$—	$12,867	$—	$—	$319	$56,532
$—	$—	$—	$—	$434	$65,718

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Statements of Operations

For the six months ended December 31, 2007 (unaudited)
Amounts in thousands	RCM Global Resources Fund	RCM Global Small-Cap Fund

Investment Income:
Interest	$46	$198
Dividends, net of foreign withholding taxes	119	718
Security lending income (net)	—	230
Miscellaneous income	—	11
Total Income	165	1,157

Expenses:
Investment advisory fees	108	1,555
Administration fees	70	753
Distribution and/or servicing fees — Administrative Class	—	—
Distribution and/or servicing fees — Other Classes	55	766
Dividends on securities sold short	—	—
Trustees’ fees	1	13
Interest expense	—	20
Miscellaneous expense	1	—
Total Expenses	235	3,107
Net Investment Income (Loss)	(70)	(1,950)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	354	4,050
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	10	(73)
Net change in unrealized appreciation/depreciation of:
Investments	5,714	(19,909)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	1	(9)
Net Realized and Change in Unrealized Gain (Loss)	6,079	(15,941)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$6,009	$(17,891)

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$17	$548	$36	$10	$11	$3,946
417	2,745	264	9	17	1,776
2	49	26	8	—	716
—	2	—	—	—	20
436	3,344	326	27	28	6,458

234	1,256	204	38	25	6,320
274	782	116	11	7	2,775
—	93	1	—	—	48
332	241	32	—	3	2,134
—	—	—	—	3	333
4	23	4	1	—	56
2	—	—	—	—	9
—	—	—	—	—	—
846	2,395	357	50	38	11,675
(410)	949	(31)	(23)	(10)	(5,217)

6,202	27,343	4,159	62	161	124,166
—	(1,015)	—	—	(31)	(36,271)
—	—	—	—	(15)	(11,921)
27	—	—	—	(1)	324

(2,807)	(187)	(3,808)	(98)	399	101,069
—	4,247	—	—	6	10,920
—	—	—	—	3	11,557
(5)	—	—	—	1	143
3,417	30,388	351	(36)	523	199,987
$3,007	$31,337	$320	$(59)	$513	$194,770

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	31

Statements of Changes in Net Assets

Amounts in thousands	RCM Global Resources Fund		RCM Global Small-Cap Fund

	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(70)	$(48)	$(1,950)	$(1,479)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	364	396	3,977	20,500
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	5,715	2,954	(19,918)	32,429
Net increase (decrease) resulting from investment operations	6,009	3,302	(17,891)	51,450

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Other Classes	—	(7)	—	—
Net realized capital gains
Institutional Class	(275)	(466)	(2,491)	—
Administrative Class	—	—	—	—
Other Classes	(913)	(397)	(21,844)	—
Total Dividends and Distributions to Shareholders	(1,188)	(870)	(24,335)	—

Fund Share Transactions:
Shares sold
Institutional Class	1,806	2	4,456	12,008
Administrative Class	—	—	—	—
Other Classes	29,541	9,546	45,116	103,541
Issued in reinvestment of dividends and distributions
Institutional Class	275	466	2,324	—
Administrative Class	—	—	—	—
Other Classes	809	385	18,975	—
Cost of shares redeemed
Institutional Class	(87)	—	(6,010)	(7,526)
Administrative Class	—	—	—	—
Other Classes	(5,100)	(2,928)	(42,226)	(65,078)
Net increase (decrease) from Fund share transactions	27,244	7,471	22,635	42,945
Fund Redemption Fees	43	3	7	17
Total Increase (Decrease) in Net Assets	32,108	9,906	(19,584)	94,412

Net Assets:
Beginning of period	18,128	8,222	309,660	215,248
End of period*	$50,236	$18,128	$290,076	$309,660
* Including undistributed (dividend in excess of) net investment income of:	$(72)	$(2)	$(2,032)	$(82)

32	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Small-Cap Growth Fund		RCM Strategic Growth Fund

Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

$(410)	$366	$949	$1,932	$(31)	$(170)	$(23)	$(34)	$(10)	$(2)
6,229	6,827	26,328	35,167	4,159	6,677	62	371	114	371
(2,812)	9,680	4,060	45,749	(3,808)	10,171	(98)	701	409	297
3,007	16,873	31,337	82,848	320	16,678	(59)	1,038	513	666

(136)	(75)	(1,890)	(1,078)	—	—	—	—	—	—
(3)	(3)	(629)	(66)	—	—	—	—	—	—
(419)	(340)	(189)	(156)	—	—	—	—	—	—

—	—	(27,487)	(17,408)	(694)	(13,167)	(491)	(54)	(102)	—
—	—	(6,096)	(3,049)	(12)	(204)	—	—	(1)	—
—	—	(9,245)	(6,840)	(99)	(2,044)	—	—	(66)	—
(558)	(418)	(45,536)	(28,597)	(805)	(15,415)	(491)	(54)	(169)	—

3,342	2,826	95,377	58,240	2,832	7,168	1,058	4,542	—	—
2	—	19,948	14,826	232	696	—	—	—	—
10,645	15,696	15,116	31,745	1,090	1,244	—	—	1,482	392

133	74	27,735	17,170	678	12,927	491	54	102	—
3	3	6,726	3,116	12	204	—	—	1	—
356	294	8,889	6,656	83	1,649	—	—	64	—

(1,690)	(3,355)	(56,014)	(112,532)	(3,939)	(48,507)	—	(603)	—	—
(91)	(85)	(68,802)	(22,046)	(253)	(142)	—	—	—	—
(11,730)	(17,637)	(20,361)	(66,487)	(1,206)	(4,271)	—	—	(39)	(42)
970	(2,184)	28,614	(69,312)	(471)	(29,032)	1,549	3,993	1,610	350
—	1	6	9	—	—	—	—	—	—
3,419	14,272	14,421	(15,052)	(956)	(27,769)	999	4,977	1,954	1,016

93,192	78,920	534,365	549,417	85,915	113,684	8,195	3,218	4,166	3,150
$96,611	$93,192	$548,786	$534,365	$84,959	$85,915	$9,194	$8,195	$6,120	$4,166
$(424)	$544	$41	$1,800	$(31)	$—	$(23)	$—	$(10)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund

Increase (Decrease) in Net Assets from:	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Investment Operations:
Net investment loss	$(5,217)	$(11,580)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	76,298	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	123,689	133,714
Net increase resulting from investment operations	194,770	266,264

Dividends and Distributions to Shareholders from:
Net realized capital gains
Institutional Class	(17,392)	—
Administrative Class	(1,592)	—
Other Classes	(37,856)	—
Total Dividends and Distributions to Shareholders	(56,840)	—

Fund Share Transactions:
Shares sold
Institutional Class	169,413	86,434
Administrative Class	13,376	9,482
Other Classes	207,851	150,614
Issued in reinvestment of dividends and distributions
Institutional Class	16,970	—
Administrative Class	1,451	—
Other Classes	33,250	—
Cost of shares redeemed
Institutional Class	(59,511)	(153,313)
Administrative Class	(7,879)	(9,494)
Other Classes	(140,408)	(378,297)
Net increase (decrease) from Fund share transactions	234,513	(294,574)
Fund Redemption Fee	168	105
Total Increase (decrease) in Net Assets	372,611	(28,205)

Net Assets:
Beginning of period	1,205,242	1,233,447
End of period*	$1,577,853	$1,205,242
* Including undistributed (dividend in excess of) net investment income of:	$(5,209)	$8

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	35

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Global Resources Fund
Institutional Class
12/31/2007†	$19.71	$(0.00	)(c)	$4.30	$4.30	$—	$(0.61)	$—
6/30/2007	17.08	(0.01)		3.97	3.96	—	(1.33)	—
6/30/2006	13.45	0.01		6.08	6.09	—	(2.46)	—
6/30/2005	10.00	0.05		3.40	3.45	—	—	—
RCM Global Small-Cap Fund
Institutional Class
12/31/2007†	$35.64	$(0.11)		$(1.71)	$(1.82)	$—	$(2.66)	$—
6/30/2007	28.45	0.01		7.18	7.19	—	—	—
6/30/2006	22.84	(0.06)		5.66	5.60	—	—	—
6/30/2005	19.86	(0.01)		2.98	2.97	—	—	—
6/30/2004	13.66	(0.05)		6.24	6.19	—	—	—
6/30/2003	13.27	(0.06)		0.41	0.35	—	—	—
RCM International Growth Equity Fund
Institutional Class
12/31/2007†	$15.70	$0.00	(c)	$0.61	$0.61	$(0.23)	$—	$—
6/30/2007	12.91	0.19		2.75	2.94	(0.15)	—	—
6/30/2006	10.14	0.12		2.88	3.00	(0.23)	—	—
6/30/2005	9.45	0.10		0.70	0.80	(0.11)	—	—
6/30/2004	7.52	0.09		1.95	2.04	(0.12)	—	—
6/30/2003	8.34	0.06		(0.88)	(0.82)	(0.06)	—	—
Administrative Class
12/31/2007†	$15.82	$(0.02)		$0.61	$0.59	$(0.17)	$—	$—
6/30/2007	13.00	0.13		2.81	2.94	(0.12)	—	—
6/30/2006	10.04	0.08		2.88	2.96	—	—	—
6/30/2005	9.36	0.11		0.67	0.78	(0.10)	—	—
6/30/2004	7.46	0.05		1.95	2.00	(0.10)	—	—
6/30/2003	8.33	0.02		(0.86)	(0.84)	(0.03)	—	—
RCM Large-Cap Growth Fund
Institutional Class
12/31/2007†	$15.29	$0.04		$0.89	$0.93	$(0.08)	$(1.20)	$—
6/30/2007	13.83	0.07		2.17	2.24	(0.04)	(0.74)	—
6/30/2006	12.82	0.06		1.00	1.06	(0.05)	—	—
6/30/2005	12.24	0.07		0.55	0.62	(0.04)	—	—
6/30/2004	10.95	0.04		1.30	1.34	(0.05)	—	—
6/30/2003	10.95	0.06		(0.02)	0.04	(0.03)	—	(0.01)
Administrative Class
12/31/2007†	$15.22	$0.02		$0.88	$0.90	$(0.11)	$(1.20)	$—
6/30/2007	13.77	0.04		2.17	2.21	(0.02)	(0.74)	—
6/30/2006	12.77	0.02		0.99	1.01	(0.01)	—	—
6/30/2005	12.21	0.04		0.54	0.58	(0.02)	—	—
6/30/2004	10.94	0.01		1.30	1.31	(0.04)	—	—
6/30/2003	10.94	0.04		(0.01)	0.03	(0.03)	—	—
†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(c)	Amount less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.61)	$0.03		$23.43		22.04%	$10,907	1.06	%*	1.06	%*	(0.03	)%*	20%
(1.33)	0.00	(c)	19.71		24.73	7,439	1.07		1.07		(0.08)		111
(2.46)	0.00	(c)	17.08		47.81	5,963	1.07		1.07		0.07		128
—	—		13.45		34.50	4,036	1.10	(b)	1.58	(b)	0.41		128

$(2.66)	$—		$31.16		(5.17)%	$30,664	1.37	%*	1.37	%*	(0.62	)%*	47%
—	0.00	(c)	35.64		25.23	34,138	1.36		1.36		0.04		80
—	0.01		28.45	(d)	24.61 (e)	23,763	1.37		1.37		(0.22)		73
—	0.01		22.84		15.00	16,392	1.42	(b)	1.42	(b)	(0.05)		96
—	0.01		19.86		45.39	12,749	1.40		1.40		(0.25)		111
—	0.04		13.66		2.94	3,964	1.41		1.41		(0.47)		183

$(0.23)	$0.00	(c)	$16.08		3.91%	$10,122	0.96	%*	0.96	%*	(0.02	)%*	34%
(0.15)	0.00	(c)	15.70		22.95	8,092	0.97		0.97		1.34		52
(0.23)	0.00	(c)	12.91		29.82	7,177	0.98		0.98		1.02		79
(0.11)	—		10.14		8.47	4,928	1.07	(b)	1.07	(b)	1.01		138
(0.12)	0.01		9.45		27.31	40,343	1.04		1.04		1.05		90
(0.06)	0.06		7.52		(9.02)	20,803	1.09		1.09		0.83		86

$(0.17)	$0.00	(c)	$16.24		3.84%	$273	1.21	%*	1.21	%*	(0.28	)%*	34%
(0.12)	0.00	(c)	15.82		22.61	349	1.22		1.22		0.95		52
—	0.00	(c)	13.00		29.49	363	1.23		1.23		0.70		79
(0.10)	—		10.04		8.32	308	1.35	(b)	1.35	(b)	1.15		138
(0.10)	—		9.36		26.93	335	1.29		1.29		0.56		90
(0.03)	—		7.46		(10.01)	482	1.36		1.36		0.24		86

$(1.28)	$—		$14.94		6.02%	$406,561	0.71	%*	0.71	%*	0.49	%*	32%
(0.78)	0.00	(c)	15.29		16.59	348,598	0.71		0.71		0.51		54
(0.05)	0.00	(c)	13.83		8.25	350,125	0.72		0.72		0.41		74
(0.04)	—		12.82		5.05	326,773	0.75	(b)	0.75	(b)	0.60		118
(0.05)	—		12.24		12.25	350,355	0.76		0.76		0.33		82
(0.04)	—		10.95		0.41	276,210	0.75		0.75		0.58		25

$(1.31)	$—		$14.81		5.89%	$21,360	0.96	%*	0.96	%*	0.25	%*	32%
(0.76)	0.00	(c)	15.22		16.37	65,777	0.96		0.96		0.26		54
(0.01)	0.00	(c)	13.77		7.94	63,534	0.97		0.97		0.15		74
(0.02)	—		12.77		4.79	64,592	1.00	(b)	1.00	(b)	0.36		118
(0.04)	—		12.21		11.95	84,940	1.01		1.01		0.09		82
(0.03)	—		10.94		0.30	77,886	1.00		1.00		0.36		25

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Mid-Cap Fund
Institutional Class
12/31/2007†	$3.01	$0.00	(d)	$0.02	$0.02	$—	$(0.03)	$—
6/30/2007	2.99	(0.00	)(d)	0.60	0.60	—	(0.58)	—
6/30/2006	2.67	(0.00	)(d)	0.32	0.32	—	—	—
6/30/2005	2.55	—		0.12	0.12	—	—	—
6/30/2004	2.09	(0.01)		0.47	0.46	—	—	—
6/30/2003	2.01	(0.01)		0.09	0.08	—	—	—
Administrative Class
12/31/2007†	$2.94	$(0.00	)(d)	$0.02	$0.02	$—	$(0.03)	$—
6/30/2007	2.94	(0.01)		0.59	0.58	—	(0.58)	—
6/30/2006	2.64	(0.01)		0.31	0.30	—	—	—
6/30/2005	2.53	(0.01)		0.12	0.11	—	—	—
6/30/2004	2.07	(0.01)		0.47	0.46	—	—	—
6/30/2003	2.00	(0.01)		0.08	0.07	—	—	—
RCM Small-Cap Growth Fund
Institutional Class
12/31/2007†	$18.20	$(0.05)		$(0.05)	$(0.10)	$—	$(0.97)	$—
6/30/2007	16.09	(0.09)		2.32	2.23	—	(0.12)	—
12/30/2005 - 6/30/2006	15.00	(0.06)		1.15	1.09	—	—	—
RCM Strategic Growth Fund
Institutional Class
12/31/2007†	$16.26	$(0.02)		$1.94	$1.92	$—	$(0.51)	$—
6/30/2007	13.57	0.00	(d)	2.69	2.69	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.01)		(1.42)	(1.43)	—	—	—
Administrative Class
12/31/2007†	$16.21	$(0.04)		$1.94	$1.90	$—	$(0.51)	$—
6/30/2007	13.56	(0.03)		2.68	2.65	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)		(1.42)	(1.44)	—	—	—
RCM Technology Fund
Institutional Class
12/31/2007†	$46.22	$(0.08)		$7.49	$7.41	$—	$(1.89)	$—
6/30/2007	36.78	(0.20)		9.64	9.44	—	—	—
6/30/2006	34.03	(0.29)		3.03	2.74	—	—	—
6/30/2005	32.81	(0.28)		1.50	1.22	—	—	—
6/30/2004	24.60	(0.35)		8.56	8.21	—	—	—
6/30/2003	20.68	(0.18)		4.10	3.92	—	—	—
Administrative Class
12/31/2007†	$45.97	$(0.14)		$7.44	$7.30	$—	$(1.89)	$—
6/30/2007	36.67	(0.30)		9.60	9.30	—	—	—
6/30/2006	34.01	(0.39)		3.04	2.65	—	—	—
3/31/2005 - 6/30/2005	32.82	(0.05)		1.24	1.19	—	—	—
†	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share.

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.03)	$—		$3.00		0.27%	$73,833	0.73	%*	0.73	%*	0.03%*	46%
(0.58)	0.00	(d)	3.01		22.75	74,623	0.77		0.77		(0.10)	102
—	0.00	(d)	2.99	(e)	11.99 (e)	101,757	0.75		0.75		(0.13)	161
—	—		2.67		4.71	114,914	0.79	(c)	0.79	(c)	(0.17)	147
—	—		2.55		22.01	224,577	0.78		0.78		(0.36)	145
—	—		2.09		3.98	224,615	0.78		0.78		(0.46)	132

$(0.03)	$—		$2.93		0.28%	$1,243	0.98	%*	0.98	%*	(0.23)%*	46%
(0.58)	0.00	(d)	2.94		22.44	1,272	1.02		1.02		(0.32)	102
—	0.00	(d)	2.94	(f)	11.36 (f)	470	1.04		1.04		(0.42)	161
—	—		2.64		4.35	12	1.04	(c)	1.04	(c)	(0.41)	147
—	—		2.53		22.22	11	1.03		1.03		(0.60)	145
—	—		2.07		3.50	9	1.04		1.04		(0.69)	132

$(0.97)	$—		$17.13		(0.56)%	$9,194	1.12	%*	1.12	%*	(0.52)%*	45%
(0.12)	—		18.20		13.94	8,195	1.11		1.11		(0.56)	105
—	0.00	(d)	16.09		7.27	3,218	1.14	*	7.03	*	(0.68)*	49

$(0.51)	$—		$17.67		11.82%	$3,637	1.36	%*	1.36	%*	(0.26)%*	48%
—	0.00	(d)	16.26		19.73	3,251	1.29		1.29		0.03	177
—	—		13.57		(9.47)	2,714	1.31	*	11.45	*	(0.29)*	113

$(0.51)	$—		$17.60		11.73%	$12	1.61	%*	1.61	%*	(0.50)%*	48%
—	0.00	(d)	16.21		19.45	11	1.54		1.54		(0.22)	177
—	—		13.56		(9.53)	9	1.55	*	11.69	*	(0.53)*	113

$(1.89)	$0.01		$51.75		16.07%	$495,361	1.24	%*	1.24	%*	(0.33)%*	93%
—	0.00	(d)	46.22		25.69	330,275	1.26		1.26		(0.50)	209
—	0.01		36.78	(g)	8.08 (g)	323,919	1.24		1.24		(0.75)	272
—	—		34.03		3.72	261,860	1.32	(b)	1.32	(b)	(0.87)	238
—	—		32.81		33.37	207,205	1.36		1.36		(1.16)	206
—	—		24.60		18.96	105,151	1.36		1.36		(0.92)	237

$(1.89)	$0.01		$51.39		15.94%	$41,204	1.49	%*	1.49	%*	(0.57)%*	93%
—	0.00	(d)	45.97		25.36	30,644	1.51		1.51		(0.74)	209
—	0.01		36.67	(h)	7.82 (h)	24,685	1.50		1.50		(0.98)	272
—	—		34.01		3.63	1,360	1.50	*	1.50	*	(0.61)*	238
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

40	Allianz Funds Semiannual Report	12.31.07

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: RCM Global Resources—$1,320; RCM International Growth Equity Fund—$23,368; RCM Strategic Growth Fund—$127; RCM Technology Fund—$81,241.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the

12.31.07	Allianz Funds Semiannual Report	41

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2007 was $196,195. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-being or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Sub-Adviser, under the supervision of the Adviser, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part of the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A
RCM Large-Cap Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Small-Cap Growth Fund	0.85%	0.25%	N/A	N/A	N/A	N/A
RCM Strategic Growth Fund	1.00%	0.25%	0.25%	0.40%	0.40%	N/A
RCM Technology Fund	0.90%	0.30%	0.30%	0.45%	0.45%	N/A

(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.
(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on

42	Allianz Funds Semiannual Report	12.31.07

assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025%, $7.5 billion and by an additional 0.025% $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% $10 billion.

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 Days	30 Days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	*
RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, and RCM Technology Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund Shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $250,835 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses

12.31.07	Allianz Funds Semiannual Report	43

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2007

and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
RCM Global Resources Fund	$29,276	$5,784
RCM Global Small-Cap Fund	143,165	141,401
RCM International Growth Equity Fund	31,675	34,003
RCM Large-Cap Growth Fund	167,716	215,772
RCM Mid-Cap Fund	38,991	41,870
RCM Small-Cap Growth Fund	4,860	3,831
RCM Strategic Growth Fund	3,561	2,147
RCM Technology Fund	1,106,144	1,129,991

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Large-CapGrowth Fund		RCM StrategicGrowth Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	17,113	$2,973	190	$42	270,561	$51,367
Sales	46,991	14,488	1,806	496	193,460	61,704
Closing Buys	(19,890)	(4,022)	(585)	(164)	(216,901)	(46,645)
Expirations	(755)	(572)	(390)	(55)	(48,338)	(9,894)
Balance at 12/31/2007	43,459	$12,867	1,021	$319	198,782	$56,532

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(1)
RCM Global Resources	$40,806	$9,818	$(12)	$9,806
RCM Global Small-Cap	310,076	60,128	(14,655)	45,473
RCM International Growth Equity	83,006	20,336	(2,060)	18,276
RCM Large-Cap Growth	491,022	106,010	(13,663)	92,347
RCM Mid-Cap	91,833	12,679	(3,589)	9,090
RCM Small-Cap Growth	10,166	1,410	(642)	768
RCM Strategic Growth	5,621	908	(210)	698
RCM Technology	1,399,932	411,870	(20,722)	391,148

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

44	Allianz Funds Semiannual Report	12.31.07

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Global Resources Fund				RCM Global Small-Cap Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	81	$1,806	—	$2	128	$4,456	366	$12,008
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	1,352	29,541	571	9,546	1,324	45,116	3,268	103,541
Issued in reinvestment of dividends and distributions
Institutional Class	12	275	28	466	74	2,324	—	—
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	35	809	23	385	633	18,975	—	—
Cost of shares redeemed
Institutional Class	(4)	(87)	0	0	(176)	(6,010)	(243)	(7,526)
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	(235)	(5,100)	(179)	(2,928)	(1,283)	(42,226)	(2,186)	(65,078)
Net increase resulting from Fund share transactions	1,241	$27,244	443	$7,471	700	$22,635	1,205	$42,945

	RCM International Growth Equity Fund				RCM Large-Cap Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	209	$3,342	198	$2,826	6,217	$95,377	4,049	$58,240
Administrative Class	— *	2	— *	—	1,262	19,948	1,026	14,826
Other Classes	681	10,645	1,161	15,696	977	15,116	2,235	31,745
Issued in reinvestment of dividends and distributions
Institutional Class	9	133	5	74	1,831	27,735	1,189	17,170
Administrative Class	— *	3	— *	3	448	6,726	217	3,116
Other Classes	23	356	21	294	602	8,889	470	6,656
Cost of shares redeemed
Institutional Class	(103)	(1,690)	(244)	(3,355)	(3,629)	(56,014)	(7,756)	(112,532)
Administrative Class	(5)	(91)	(6)	(85)	(4,591)	(68,802)	(1,533)	(22,046)
Other Classes	(767)	(11,730)	(1,301)	(17,637)	(1,319)	(20,361)	(4,669)	(66,487)
Net increase (decrease) resulting from Fund share transactions	47	$970	(166)	$(2,184)	1,798	$28,614	(4,772)	$(69,312)

	RCM Mid-Cap Fund				RCM Small-Cap Growth Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	923	$2,832	2,577	$7,168	58	$1,058	283	$4,542
Administrative Class	76	232	247	696	—	—	—	—
Other Classes	375	1,090	459	1,244	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	224	678	4,805	12,927	29	491	3	54
Administrative Class	4	12	78	204	—	—	—	—
Other Classes	29	83	652	1,649	—	—	—	—
Cost of shares redeemed
Institutional Class	(1,279)	(3,939)	(16,649)	(48,507)	—	—	(36)	(603)
Administrative Class	(87)	(253)	(53)	(142)	—	—	—	—
Other Classes	(416)	(1,206)	(1,576)	(4,271)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(151)	$(471)	(9,460)	$(29,032)	87	$1,549	250	$3,993

12.31.07	Allianz Funds Semiannual Report	45

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	RCM Strategic Growth Fund				RCM Technology Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	—	$—	3,306	$169,413	2,133	$86,434
Administrative Class	—	—	—	—	264	13,376	236	9,482
Other Classes	83	1,482	27	392	4,196	207,851	3,801	150,614
Issued in reinvestment of dividends and distributions
Institutional Class	6	102	—	—	331	16,970	—	—
Administrative Class	—	1	—	—	28	1,451	—	—
Other Classes	4	64	—	—	673	33,250	—	—
Cost of shares redeemed
Institutional Class	—	—	—	—	(1,209)	(59,511)	(3,795)	(153,313)
Administrative Class	—	—	—	—	(157)	(7,879)	(242)	(9,494)
Other Classes	(2)	(39)	(3)	(42)	(2,891)	(140,408)	(9,707)	(378,297)
Net increase (decrease) resulting from Fund share transactions	91	$1,610	24	$350	4,541	$234,513	(7,574)	$(294,574)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

46	Allianz Funds Semiannual Report	12.31.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-adviser for the Funds appearing in this report is RCM Capital Management LLC (“RCM”) (the “Sub-Adviser”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Funds.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and the Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Adviser, noting that the Allianz Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed the Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain

12.31.07	Allianz Funds Semiannual Report	47

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Large-Cap Growth, Technology, Mid-Cap, International Growth Equity, Global Small-Cap, Small-Cap Growth, Strategic Growth and Global Resources Funds. The comparative information showed that performance for the RCM Technology Fund was above median for the performance universes for all periods. Only one year of performance information was presented for the RCM Small-Cap Growth and Strategic Growth Funds because of their short existences and was above median for the RCM Strategic Growth Fund and below median (in the third quartile) for the Small-Cap Growth Fund. Only one and three years of performance were presented for the RCM Global Resources Fund because of its short existence but was above median for all periods. For the RCM Global Small Cap Fund, performance was below median (in the third quartile) for the one- and three-year period but was above median for the five-year period. For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period but above median for the three- and five-year periods, and the Trustees determined that this Fund would receive additional attention from the Board in light of its performance issues. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the three-year period but above median for the one- and five year periods. For the RCM Large-Cap Growth Fund, performance was below median (in the third quartile) for the one-year period but above median for the three- and five-year periods.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes), and that a number of series of the Trust had begun to realize savings as a result of the breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee

48	Allianz Funds Semiannual Report	12.31.07

and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For the RCM Global Resources, International Growth Equity, Large-Cap Growth, and Mid-Cap Funds, the advisory fees were below median for all expense groups. The Trustees noted that no advisory fees were charged for the RCM Small-Cap Growth Fund. For the RCM Strategic Growth, Technology and Global Small-Cap Funds, advisory fees were above median (in the fourth quartile) for all expense groups. For the RCM International Growth Equity, Large-Cap Growth, and Mid-Cap Funds, total expense ratios were below median for all expense groups. For the RCM Strategic Growth and Global Small-Cap Funds, the total expense ratios were above median (in the fourth quartile) for all expense groups. For the RCM Technology Fund, total expense ratios were above median for all expense groups (in the fourth quartile for the retail expense group, and in the third quartile for the institutional expense group). The Trustees took into consideration that the RCM Strategic Growth Fund is a relatively new Fund with compliance investment strategies and has above-median one-year performance, and that the RCM Technology Fund has good performance for all relevant periods. For the RCM Small-Cap Growth and Global Resources Funds, total expense ratios were above median (in the third quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain series of the trust. The Adviser agreed to the advisory fees as follows: for the RCM Biotechnology Fund, the existing waiver of 10 basis points remains in place for 2008, and for the RCM Healthcare Fund, the existing 5 basis points waiver will be eliminated as of January 1, 2008. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from its relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the Funds an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for the Funds, effective January 1, 2008, as follows: an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Adviser also agreed to waive the administrative fee for the RCM Healthcare Fund by 5 basis points as of January 1, 2008. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	49

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

RCM Capital Management LLC,

4 Embarcadero Center,

San Francisco, CA 94111

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ802SA_20073

•

Allianz Funds

Semiannual Report

DECEMBER 31, 2007

Allianz OCC Renaissance Fund

Share Classes

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. capital markets. Structural problems in subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financial and consumer discretionary sectors.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

The volatility of returns and shifting market leadership during the period underscore the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

12.31.07	OCC Renaissance Fund Semiannual Report	3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s sales charge (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non U.S. investments risk and focus investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

On or about March 28, 2008, Class C shares of the Allianz Funds that were acquired before July 1, 1991 and Class C shares subsequently acquired through exchange or dividend reinvestment of such shares (“Legacy Class C Shares”) will be converted to Class A shares of the same Fund. Accordingly, shareholders who hold Legacy Class C Shares in a Fund will hold, after the conversion, an equal dollar amount of Class A shares of the same Fund. The conversion will occur at net asset value of the applicable Fund and will be a non-taxable transaction for shareholders.

Proxy Voting

The Fund’s adviser and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

4	OCC Renaissance Fund Semiannual Report	12.31.07

Form N-Q

Allianz Funds (the “Trust”) files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http:// www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/07 to 12/31/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. www.allianzinvestors.com, 1-888-877-4626.

12.31.07	OCC Renaissance Fund Semiannual Report	5

Allianz OCC Renaissance Fund

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

The stock market declined in the second half of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell Midcap Value Index, energy stocks posted the largest gains, while consumer discretionary, telecom services and financial issues were down the most.

•	The Fund outperformed the index in every market sector except consumer discretionary and telecom services. Its energy stocks also performed well. Oil and gas company Hess Oil was the top contributor, rising in response to escalating crude oil prices and sharply higher earnings. Offshore energy production and processing equipment FMC Technologies was also a major contributor to relative performance.

•

Aerospace and defense supplier Goodrich was a top contributor in the industrial sector, advancing on higher earnings and increased management guidance. Phosphate and potash producer Mosaic was a leading contributor in materials, rising on strong demand and prices for its products, which are used in fertilizer. Among financial stocks, a top contributor was specialty insurance company Assurant, as the growth of its creditor-placed homeowners insurance business accelerated due to fallout in the housing industry.

•

Bond insurer MBIA was the biggest detractor from performance during the reporting period, falling due to a third-quarter loss and investor concerns about a potential credit downgrading. Commercial lender CIT Group declined on analyst fears that the company’s loan portfolio might hold greater default risk than previously believed. Other detractors included telecom services firm Sprint Nextel and retailer Family Dollar Stores.

Sector Breakdown as of 12/31/07*

Financial Services	30.7%
Utilities	14.9%
Aerospace	6.3%
Technology	6.2%
Consumer Staples	6.1%
Energy	6.0%
Healthcare	4.3%
Materials & Processing	4.1%
Other	22.1%
Cash & Equivalents — net (including options written)	–0.7%
*	% of net assets as of December 31, 2007

6	OCC Renaissance Fund Semiannual Report	12.31.07

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class A	–2.38%	5.54%	15.84%	11.99%	13.32%
Allianz OCC Renaissance Fund Class A (adjusted)	–7.75%	–0.27%	14.54%	11.36%	13.00%
Allianz OCC Renaissance Fund Class B	–2.74%	4.76%	14.97%	11.39%	13.02%
Allianz OCC Renaissance Fund Class B (adjusted)	–6.59%	0.62%	14.74%	11.39%	13.02%
Allianz OCC Renaissance Fund Class C (adjusted)	–3.54%	3.92%	14.97%	11.16%	12.47%
Russell Midcap Value Index	–9.31%	–1.43%	17.91%	10.18%	13.58%
Lipper Multi-Cap Core Fund Average	–1.49%	6.42%	13.32%	7.07%	10.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

* Cumulative return

Cumulative Returns Through December 31, 2007

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$976.20	$972.60	$972.30	$1,019.25	$1,015.48	$1,015.48
Expenses Paid During Period	$5.81	$9.52	$9.52	$5.94	$9.73	$9.73

For each class of the Fund, expenses are equal to the expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12.31.07	OCC Renaissance Fund Semiannual Report	7

Schedule of Investments OCC Renaissance Fund

	SHARES	VALUE (000S)

COMMON STOCK—100.7%

AEROSPACE—6.3%
Goodrich Corp.	1,020,600	$72,065
Raytheon Co.	681,700	41,379

		113,444

BUILDING/CONSTRUCTION—2.7%
Centex Corp.	543,500	13,729
D.R. Horton, Inc. (f)	838,500	11,043
Foster Wheeler Ltd. (d)	156,100	24,198

		48,970

CAPITAL GOODS—3.4%
Goodyear Tire & Rubber Co. (d)(f)	648,100	18,289
Joy Global, Inc.	386,500	25,440
Terex Corp. (d)	258,200	16,930

		60,659

CHEMICALS—2.0%
Cytec Industries, Inc.	299,100	18,419
Mosaic Co. (d)	192,700	18,179

		36,598

COMMERCIAL SERVICES—3.0%
ChoicePoint, Inc. (d)(f)	768,000	27,971
H&R Block, Inc. (f)	1,417,100	26,315

		54,286

CONSUMER DISCRETIONARY—3.9%
Advance Auto Parts, Inc.	565,300	21,476
Brunswick Corp. (f)	652,100	11,118
Family Dollar Stores, Inc. (f)	961,800	18,495
PetSmart, Inc. (f)	394,200	9,275
TJX Cos., Inc.	320,000	9,194

		69,558

CONSUMER SERVICES—1.5%
WPP Group PLC (c)	2,149,800	27,541

CONSUMER STAPLES—6.1%
Clorox Co.	418,600	27,280
JM Smucker Co.	188,100	9,676
Loews Corp.—Carolina Group	328,900	28,055
Smithfield Foods, Inc. (d)(f)	927,700	26,829
SUPERVALU, Inc.	482,300	18,096

		109,936

8	Allianz OCC Renaissance Fund

(Unaudited) December 31, 2007

	SHARES	VALUE (000S)

ENERGY—6.0%
ConocoPhillips	317,100	$28,000
FMC Technologies, Inc. (d)	441,700	25,045
Hess Corp.	364,300	36,743
National-Oilwell Varco, Inc. (d)	238,500	17,520

		107,308

FINANCIAL SERVICES—30.7%
AMB Property Corp., REIT (f)	887,100	51,814
Annaly Capital Management, Inc., REIT (f)	1,818,800	33,066
Assurant, Inc. (f)	724,300	48,456
Bank of New York Mellon Corp.	837,469	40,835
CapitalSource, Inc., REIT (f)	1,136,100	19,984
CBL & Associates Properties, Inc., REIT	418,900	10,016
CIT Group, Inc.	1,224,400	29,422
Countrywide Financial Corp. (f)	1,924,800	17,208
Douglas Emmett, Inc., REIT (f)	851,900	19,261
Lazard Ltd., Class A (f)	379,600	15,442
Lehman Brothers Holdings, Inc. (f)	527,300	34,507
MBIA, Inc. (f)	771,100	14,366
National City Corp.	503,400	8,286
Nationwide Health Properties, Inc., REIT (f)	1,323,100	42,257
PartnerRe Ltd. (f)	262,900	21,697
Platinum Underwriters Holdings Ltd.	837,300	29,774
PNC Financial Services Group, Inc. (f)	543,600	35,687
Prosperity Bancshares, Inc. (f)	981,300	28,840
Reinsurance Group of America, Inc. (f)	508,600	26,691
Stancorp Financial Group, Inc.	144,800	7,295
Zions Bancorporation (f)	369,100	17,233

		552,137

HEALTHCARE—4.3%
Coventry Health Care, Inc. (d)	277,500	16,442
Forest Laboratories, Inc. (d)	383,400	13,975
Health Net, Inc. (d)	650,200	31,405
Sepracor, Inc. (d)	568,700	14,928

		76,750

INDUSTRIAL—1.6%
Oshkosh Truck Corp. (f)	592,400	27,997

MATERIALS & PROCESSING—4.1%
Cleveland-Cliffs, Inc. (f)	179,190	18,062
Companhia Vale do Rio Doce ADR (f)	652,200	21,307
Nucor Corp.	280,100	16,588
Smurfit-Stone Container Corp. (d)(f)	1,644,000	17,361

		73,318

Semiannual Report	December 31, 2007	9

Schedule of Investments OCC Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

TECHNOLOGY—6.2%
ASML Holding NV (d)(f)	523,027	$16,365
EMC Corp. (d)	724,600	13,427
Fairchild Semi-conductor International, Inc. (d)	779,200	11,244
Hubbell, Inc., Class B	255,400	13,179
KLA-Tencor Corp. (f)	301,000	14,496
Molex, Inc., Class A	924,800	24,294
Teradyne, Inc. (d)	1,784,000	18,447

		111,452

TELECOMMUNICATIONS—2.8%
NII Holdings, Inc., Class B (d)(f)	549,600	26,557
Sprint Nextel Corp.	1,764,900	23,173

		49,730

TRANSPORTATION—1.2%
Ford Motor Co. (d)(f)	1,028,700	6,923
UTI Worldwide, Inc.	708,600	13,889

		20,812

UTILITIES—14.9%
American Electric Power Co., Inc.	634,900	29,561
Constellation Energy Group, Inc.	319,100	32,718
DPL, Inc. (f)	884,800	26,234
Duke Energy Corp.	771,500	15,561
Entergy Corp.	276,500	33,047
Mirant Corp. (d)(f)	515,620	20,099
PG&E Corp.	283,500	12,216
SCANA Corp.	623,400	26,276
Southern Co.	1,112,100	43,094
Vectren Corp.	1,009,200	29,277

		268,083

Total Common Stock (cost—$1,761,501)		1,808,579

SHORT-TERM INVESTMENTS—20.4%

COLLATERAL INVESTED FOR SECURITIES ON LOAN (e)—20.2%

	PRINCIPAL AMOUNT (000S)
ABN-AMRO Bank NV,
4.125%, due 1/2/08	$25,000	25,000
Anglo Irish Bank, FRN (a)
5.286%, due 10/5/08	20,000	20,000

10	Allianz OCC Renaissance Fund

Schedule of Investments OCC Renaissance Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Axon Group PLC, FRN (a)(b)(g)(h)(i)(j),
4.56%	$15,000	$13,350
5.243%	18,000	16,020
Bank of America N.A.,
4.58%, due 1/2/08	35,000	35,000
Bayerische Landesbank, FRN,
4.962%, due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70%, due 2/15/08	11,000	11,000
Cheyne Capital LLC (a)(b)(g)(h)(i)(j),
3.613%	3,113	2,550
4.745%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589%, due 5/9/08	11,000	11,002
Citigroup Global Markets, Inc.,
4.65%, due 1/2/08	90,000	90,000
Dorada Finance, Inc., FRN (a)(g)(i)
4.845%, due 4/25/08	5,000	5,000
5.238%, due 7/7/08	5,000	4,999
General Electric Capital Corp., FRN,
4.923%, due 5/19/08	3,000	3,001
Goldman Sachs Group L.P.,
Series 2, FRN (a)
5.097%, due 10/15/08	5,000	5,000
5.098%, due 10/15/08	39,000	39,000
Harrier Finance Funding U.S. LLC, FRN (a)(g)(i)
4.562%, due 2/5/08	15,000	15,000
HSH Nordbank AG, FRN (a),
4.942%, due 9/19/08	10,000	10,000
K2, Inc., FRN (a)(g)(i)
5.011%, due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(g)(i)
5.197%, due 4/1/08	5,000	5,000
5.205%, due 4/1/08	10,000	10,000
Morgan Stanley, FRN,
4.16%, due 9/3/08	5,000	5,000
Northern Rock PLC, FRN (a)(g)
5.285%, due 8/1/08	5,000	5,000
Rabobank,
2.50%, due 1/2/08	10,000	10,000
Sigma Finance, Inc., FRN (a)(g)(i)
4.556%, due 5/16/08	13,000	13,001
Suntrust Bank,
1.00%, due 1/2/08	1,986	1,986

		361,309

Semiannual Report	December 31, 2007	11

Schedule of Investments OCC Renaissance Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENT—0.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,809; collateralized by Fannie Mae, 5.50%, due 7/9/10, valued at $2,865 including accrued interest (cost—$2,808)	$2,808	$2,808

Total Short-Term Investments (cost—$369,068)		364,117

	CONTRACTS
OPTIONS PURCHASED (d)—0.0%

PUT OPTIONS—0.0%
Smithfield Foods, Inc. (CBOE), strike price $24, expires 2/15/08 (cost—$92)	1,480	16

Total Investments before options written (cost—$2,130,661)—121.1%		2,172,712

OPTIONS WRITTEN (d)—(0.1)%

CALL OPTIONS—(0.1)%
Hess Corp. (CBOE), strike price $95, expires 1/19/08	1,000	(830)
Smithfield Foods, Inc. (CBOE), strike price $32, expires 2/15/08	1,480	(50)
The Mosaic Co. (CBOE), strike price $95, expires 1/19/08	850	(493)

Total Options Written (premiums received—$714)		(1,373)

Total Investments net of options written (cost—$2,129,947) (c)—121.0%		2,171,339

Liabilities in excess of other assets—(21.0)%		(376,780)

Net Assets—100.0%		$1,794,559

Notes to Schedule of Investments (amounts in thousands):

(a)	144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.
(b)	Security in default.
(c)	Securities with an aggregated value of $27,541 representing 1.53% of net assets, have been valued utilizing modeling tools provided by a third-party vendor, as described in Note 2.
(d)	Non-income producing.
(e)	Security purchased with the cash proceeds from securities on loan.
(f)	All or portion of securities on loan with an aggregate market value of $355,062; cash collateral of $367,748 was received with which the Fund purchased short-term investments.
(g)	Illiquid security.
(h)	Fair-valued security.
(i)	Security issued by a structured investment vehicle (“SIV”).
(j)	Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:

ADR—American Depositary Receipt

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

12	Allianz OCC Renaissance Fund	See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities	(Unaudited) December 31, 2007

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost $2,130,661)	$2,172,712
Dividends and interest receivable (net of foreign taxes)	3,647
Receivable for investments sold	6,038
Receivable for Fund shares sold	917
Securities lending interest receivable (net)	75
2,183,389
Liabilities:
Payable for collateral for securities on loan	367,748
Payable for Fund shares redeemed	16,432
Options written, at value (premiums received - $714)	1,373
Payable for investments purchased	1,038
Investment advisory fee payable	724
Distribution fee payable	623
Administration fee payable	550
Servicing fee payable	342
388,830
Net Assets	$1,794,559
Net Assets Consist of:
Paid-in-capital	$1,727,789
Undistributed net investment income	3,209
Accumulated net realized gain on investments	22,169
Net unrealized appreciation of investments options written and foreign currency transactions	41,392
$1,794,559
Net Assets:
Class A	$633,474
Class B	$479,411
Class C	$524,776
Other Classes	$156,898
Shares Issued and Outstanding:
Class A	35,489
Class B	30,753
Class C	34,051
Other Classes	8,811
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$17.85
Class B	$15.59
Class C	$15.41
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See Accompanying Notes to Financial Statements	12.31.07	OCC Renaissance Fund Semiannual Report	13

Statement of Operations

Six Months Ended December 31, 2007 (Unaudited)
Amounts in thousands
Investment Income:
Dividends, (net of foreign withholding taxes of $34)	$20,054
Interest	280
Security lending income (net)	344
Total Income	20,678

Expenses:
Investment advisory fees	5,253
Administration fees	3,781
Distribution fees - Class B	2,011
Distribution fees - Class C	2,168
Servicing fees - Class A	875
Servicing fees - Class B	670
Servicing fees - Class C	723
Distribution and/or servicing fees - Other Classes	204
Trustees’ fees	83
Interest expense	16
Total Expenses	15,784

Net Investment Income	4,894

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	47,672
Options written	1,191
Foreign currency transactions	(3)
Net change in unrealized depreciation of:
Investments	(105,274)
Options written	(659)
Foreign currency transactions	(2)
Net Realized and Change in Unrealized Loss	(57,075)

Net Decrease in Net Assets Resulting from Investment Operations	$(52,181)

14	OCC Renaissance Fund Semiannual Report	12.31.07	See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Amounts in thousands	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment income (loss)	$4,894	$(1,879)
Net realized gain on investments, options written foreign currency transactions	48,860	468,134
Net change in unrealized depreciation of investments, options written and foreign currency transactions	(105,935)	(33,042)
Net increase (decrease) resulting from investment operations	(52,181)	433,213
Distributions to Shareholders from:
Net investment income
Class A	(1,277)	—
Other Classes	(410)	—
Net realized capital gains
Class A	(123,508)	(115,549)
Class B	(105,378)	(96,247)
Class C	(115,519)	(101,216)
Other Classes	(30,796)	(32,260)
Total Distributions to Shareholders	(376,888)	(345,272)
Fund Share Transactions:
Shares sold
Class A	38,519	88,398
Class B	9,848	13,033
Class C	21,498	27,239
Other Classes	29,833	54,575
Issued in reinvestment of distributions
Class A	107,957	98,682
Class B	90,031	81,113
Class C	92,607	80,304
Other Classes	22,560	21,358
Cost of shares redeemed
Class A	(128,979)	(416,696)
Class B	(81,898)	(248,806)
Class C	(78,786)	(257,651)
Other Classes	(65,683)	(144,214)
Net increase (decrease) from Fund share transactions	57,507	(602,665)
Fund Redemption Fees	2	12
Total Decrease in Net Assets	(371,560)	(514,712)
Net Assets:
Beginning of period	2,166,119	2,680,831
End of period*	$1,794,559	$2,166,119
*Including undistributed (dividends in excess of) net investment income of:	$3,209	$2

See Accompanying Notes to Financial Statements	12.31.07	OCC Renaissance Fund Semiannual Report	15

Financial Highlights

Class A Shares

Per Share Data for the Period Ended:	12/31/2007+		6/30/2007

Net Asset Value Beginning of Period	$22.53		$21.58
Investment Operations:
Net Investment Income(a)	0.10		0.07
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(0.58)		4.04
Total Income (Loss) from Investment Operations	(0.48)		4.11
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)		—
Net Realized Capital Gains	(4.16)		(3.16)
Total Dividends and Distributions	(4.20)		(3.16)
Fund Redemption Fees(a)	0.00	(f)	0.00	(f)
Net Asset Value End of Period	$17.85		$22.53
Total Return	(2.38)%		20.30%
Net Assets End of Period (000s)	$633,474		$757,708
Ratio of Net Expenses to Average Net Assets	1.18	%*(g)	1.23	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90	%*	0.32%
Portfolio Turnover	39%		112%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.55 and 6.14%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

16	OCC Renaissance Fund Semiannual Report	12.31.07	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004		6/30/2003

$24.30		$24.71		$17.18		$19.10

0.06		0.00		(0.04)		0.01
1.45		(0.41)		7.57		(1.24)
1.51		(0.41)		7.53		(1.23)

—		—		—		—
(4.23)		—		—		(0.69)
(4.23)		—		—		(0.69)
0.00	(f)	0.00	(f)	0.00	(f)	0.00 (f)
$21.58	(e)	$24.30	(d)	$24.71		$17.18
6.28	%(e)	(1.66	)%(d)	43.83%		(5.92)%
$946,613		$1,976,127		$2,375,379		$1,157,435
1.25%		1.23	%(b)(c)	1.24	%(b)	1.25%
0.28%		0.01%		(0.17)%		0.09%
85%		101%		60%		76%

See Accompanying Notes to Financial Statements	12.31.07	OCC Renaissance Fund Semiannual Report	17

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Period Ended:	12/31/2007+		6/30/2007

Net Asset Value Beginning of Period	$20.25		$19.83
Investment Operations:
Net Investment Income (Loss)(a)	0.01		(0.08)
Net Realized and Change in Unrealized Gain (Loss) on Investments options, written and foreign currency transactions(a)	(0.51)		3.66
Total Income (Loss) from Investment Operations	(0.50)		3.58
Distributions to Shareholders from Net Realized Capital Gains	(4.16)		(3.16)
Fund Redemption Fees	0.00	(f)	0.00	(f)
Net Asset Value End of Period	$15.59		$20.25
Total Return	(2.74)%		19.34%
Net Assets End of Period (000s)	$479,411		$581,822
Ratio of Net Expenses to Average Net Assets	1.93	%*(g)	1.98	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15	%*	(0.43)%
Portfolio Turnover	39%		112%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.80 and 5.38%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

18	OCC Renaissance Fund Semiannual Report	12.31.07	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004		6/30/2003

$22.80		$23.35		$16.37		$18.37

(0.10)		(0.17)		(0.19)		(0.09)
1.36		(0.38)		7.17		(1.22)
1.26		(0.55)		6.98		(1.31)
(4.23)		—		—		(0.69)
0.00	(f)	0.00	(f)	0.00	(f)	0.00 (f)
$19.83	(e)	$22.80	(d)	$23.35		$16.37
5.53	%(e)	(2.35	)%(d)	42.64%		(6.60)%
$718,005		$1,082,660		$1,322,887		$838,701
2.00%		1.98	%(b)(c)	1.99	%(b)	2.00%
(0.46)%		(0.74)%		(0.92)%		(0.66)%
85%		101%		60%		76%

See Accompanying Notes to Financial Statements	12.31.07	OCC Renaissance Fund Semiannual Report	19

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Period Ended:	12/31/2007+		6/30/2007

Net Asset Value Beginning of Period	$20.06		$19.67
Investment Operations:
Net Investment Income (Loss)(a)	0.01		(0.08)
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(0.50)		3.63
Total Income (Loss) from Investment Operations	(0.49)		3.55
Distributions to Shareholders from Net Realized Capital Gains	(4.16)		(3.16)
Fund Redemption Fees	0.00	(f)	0.00	(f)
Net Asset Value End of Period	$15.41		$20.06
Total Return	(2.77)%		19.40%
Net Assets End of Period (000s)	$524,776		$621,339
Ratio of Net Expenses to Average Net Assets	1.93	%*(g)	1.98	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15	%*	(0.43)%
Portfolio Turnover	39%		112%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.64 and 5.32%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

20	OCC Renaissance Fund Semiannual Report	12.31.07	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004		6/30/2003

$22.66		$23.21		$16.26		$18.26

(0.10)		(0.17)		(0.19)		(0.09)
1.34		(0.38)		7.14		(1.22)
1.24		(0.55)		6.95		(1.31)
(4.23)		—		—		(0.69)
0.00	(f)	0.00	(f)	0.00	(f)	0.00 (f)
$19.67	(e)	$22.66	(d)	$23.21		$16.26
5.47	%(e)	(2.37	)%(d)	42.74%		(6.65)%
$752,734		$1,331,633		$1,669,104		$1,020,956
2.00%		1.98	%(b)(c)	1.99	%(b)	2.00%
(0.46)%		(0.74)%		(0.92)%		(0.66)%
85%		101%		60%		76%

See Accompanying Notes to Financial Statements	12.31.07	OCC Renaissance Fund Semiannual Report	21

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

22	OCC Renaissance Fund Semiannual Report	12.31.07

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Fund’s securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, in addition to the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

12.31.07	OCC Renaissance Fund Semiannual Report	23

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.   The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $34,178.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to

24	OCC Renaissance Fund Semiannual Report	12.31.07

the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Guarantees and Indemnifications.  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Short Sales.  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales exposes the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times,

12.31.07	OCC Renaissance Fund Semiannual Report	25

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2007 was $65,584. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. See the Schedules of Investments. Cash collateral that the Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Fund’s cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedule of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

26	OCC Renaissance Fund Semiannual Report	12.31.07

Administration Fee.  The Adviser provides administrative services to the Fund and also bears the cost of most third party administrative services required by the Fund and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee			Administration Fee
All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion
(2)	The total administrative fee rate for Class A, B, C, D and R shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.
(3)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.   Investors in (based on the total redemption proceed after any applicable contingent deferred sales charges) the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the Redemption Fee, shares that are not subject to Redemption Fees (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

12.31.07	OCC Renaissance Fund Semiannual Report	27

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption Fees will be waived in certain situations as described in the applicable Prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain

28	OCC Renaissance Fund Semiannual Report	12.31.07

redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $510,729 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

Purchases	Sales
$781,057	$1,081,881

12.31.07	OCC Renaissance Fund Semiannual Report	29

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	Contracts	Premiums Received
Balance at 6/30/2007	—	$—
Sales	19,590	1,905
Expirations	(16,260)	(1,191)
Balance at 12/31/2007	3,330	$714

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$2,130,661	$223,503	$(181,452)	$42,051

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,870	$38,519	4,076	$88,398
Class B	600	9,848	681	13,033
Class C	1,321	21,498	1,432	27,239
Other Classes	1,455	29,833	2,521	54,575
Issued in reinvestment of distributions
Class A	5,949	107,957	4,774	98,682
Class B	5,687	90,031	4,347	81,113
Class C	5,917	92,607	4,343	80,304
Other Classes	1,261	22,560	1,040	21,358
Cost of shares redeemed
Class A	(5,967)	(128,979)	(19,068)	(416,696)
Class B	(4,271)	(81,898)	(12,507)	(248,806)
Class C	(4,156)	(78,786)	(13,069)	(257,651)
Other Classes	(3,004)	(65,683)	(6,661)	(144,214)
Net increase (decrease) resulting from Fund share transactions	6,662	$57,507	(28,091)	$(602,665)

30	OCC Renaissance Fund Semiannual Report	12.31.07

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

12.31.07	OCC Renaissance Fund Semiannual Report	31

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of the Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and the sub-adviser for the Fund (collectively, the “Agreements”). The Sub-Adviser for the Fund appearing in this report is Oppenheimer Capital LLC (“OCC”) (the “Sub-Adviser”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008.

The material factors and conclusions that formed the basis of these approvals for the Fund are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Fund and its investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Fund.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Fund’s investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years.

32	OCC Renaissance Fund Semiannual Report	12.31.07

The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them with respect to each series of the Allianz Funds’ trust, and their determinations were made separately in respect of the Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Fund by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage the Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Fund. In addition to considering the Fund’s investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Fund and the Sub-Adviser, noting that the Allianz Funds are multi-manager funds, sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program, and the resources being devoted to compliance including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed to for the Fund (see below). The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Fund.

The Trustees noted that, pursuant to the Portfolio Management Agreement, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Fund’s investment programs (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Fund, constructs the Fund’s portfolios, monitors the Fund’s compliance with investment restrictions, and reports to the Trustees. In addition to considering the Fund’s investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Fund and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Fund and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services

12.31.07	OCC Renaissance Fund Semiannual Report	33

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

required by the Fund under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Fund, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser were of a nature, quality and extent that were sufficient for renewal.

Fund Performance

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Fund, including comparisons of the Fund’s investment results with those of mutual funds in a peer universe, as selected for the Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of the Fund. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for the Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant. Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the Institutional Class shares of the OCC Renaissance Fund. For the Fund, performance was above median for the one- and five-year periods and below median (in the fourth quartile) for the three-year period.

Based on this and other information, and taking into account the fee waivers proposed for the OCC Renaissance Fund as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that management and oversight services of the Adviser and the Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

34	OCC Renaissance Fund Semiannual Report	12.31.07

Fees and Other Expenses

The Trustees considered the advisory fees paid by the Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of the Fund’s fees and expenses to its Lipper peer group. The Trustees also considered the administrative fee rate paid by the Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pays a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Fund. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Fund were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by the Fund under the Administration Agreement, including in light of the total expenses of the Fund and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for the Fund and each share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of the Fund (rather than on net assets attributable to particular share classes) and that a number of series of the Trust had begun to realize savings as a result of the breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Fund’s prospectus regarding administrative fees; the Adviser’s willingness to share with the Fund the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Fund’s fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of series of the Trust had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing the Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

12.31.07	OCC Renaissance Fund Semiannual Report	35

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

For the OCC Renaissance Fund, the advisory fees were below median for the expense group, and total expense ratios were above median for all expense groups (in the fourth quartile for the retail expense group, and in the third quartile for the institutional expense group).

The Trustees evaluated the Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with the Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to certain series of the Trust. The Adviser agreed to the advisory fees for the OCC Renaissance Fund as follows: the existing waiver of 10 basis points will be reduced to 5 basis points as of January 1, 2008. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in the Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Advisor Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund, including profitability reports prepared by management detailing the costs of services provided to the Fund by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Fund, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Fund’s independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to the Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee is sizeable for certain series of the Trust, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Fund’s fee arrangements, as noted above.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from its relationship with the Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule

36	OCC Renaissance Fund Semiannual Report	12.31.07

12b-1 fees and sales charges to the Fund’s distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Fund (soft dollar arrangements). The Trustees also considered the benefits associated with the Fund’s use of a broker- dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Fund’s securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider a breakpoint in the Fund’s administrative fee as a means of sharing any economies of scale with Fund shareholders. The Adviser agreed to add an additional breakpoint in the administrative fees for the Fund, effective January 1, 2008, as follows: an additional 2.5 basis point reduction on assets over $10 billion. The Trustees concluded, in light of all the foregoing and other considerations described above, under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Fund and its shareholders, and should be approved.

12.31.07	OCC Renaissance Fund Semiannual Report	37

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”)

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Oppenheimer Capital LLC

1345 Avenue of the Americas

New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC (“AGID”)

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ038SA_20075

Allianz Funds Semiannual Report

DECEMBER 31, 2007

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		34
Statements of Operations		36
Statements of Changes in Net Assets		38
Financial Highlights		42
Notes to Financial Statements		46
Board Approval of Investment Advisory and Portfolio Management Agreements		54

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Biotechnology Fund	11	24
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small-Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in global capital markets. Structural problems in U.S. subprime mortgages, rising fuel prices and economic slowing in key markets led to mixed results for the period. The MSCI All Country World Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

The volatility of returns and shifting market leadership during the period underscore the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM International (11/04), NACM Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM International Growth Equity (3/99), and RCM Technology (1/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s sales charge (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-U.S. investment risk and focused investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 7/1/07 to 12/31/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s gains did not keep pace with the rapid rise in the MSCI Emerging Market Index during the reporting period. Stock selection in China and the industrials and financials sectors contributed to underperformance relative to the index. Banco Compartamos, a Mexican bank whose shares were weak on concerns about credit quality, was a major detractor.

•	An underweighting in India was another key source of relative weakness. India was the best-performing country in the benchmark, supported by strong economic growth.

•	Stock selection in Russia, South Korea and the materials and information technology sectors had a significant, positive impact on relative results.

•

The Fund’s best-performing holdings included Mechel, a Russian mining and steel company whose revenues got a boost from higher coal and steel prices, and STX Pan Ocean, a South Korean shipping firm that benefited from a strong freight environment.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class D	15.84%	47.93%	—	—	43.33%
MSCI Emerging Markets Index	18.57%	39.37%	—	—	37.65%
Lipper Emerging Markets Fund Average	16.60%	36.43%	—	—	36.02%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.94%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

South Korea	13.9%
Russia	13.4%
Taiwan	10.6%
Brazil	10.5%
China	7.9%
South Africa	6.8%
Hong Kong	5.2%
Mexico	3.6%
Other	19.5%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,158.40	$1,016.39
Expenses Paid During Period	$9.44	$8.82

Expenses are equal to the ratio (1.74% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s outperformance of the MSCI All Country World Index during the reporting period was driven by stock selection. Stock selection added the most value in the United States, the United Kingdom and the energy, financials and telecommunication services sectors.

•

Notable performers included Hess Corp., a U.S. oil company that advanced on news of a major oil discovery near where it has a substantial interest; Standard Chartered; a U.K. financial services firm with strong momentum in its wholesale banking division; and China Mobile, a Chinese wireless services provider that benefited from robust subscriber growth.

•	Stock selection in Germany and the information technology and industrials sectors had the largest negative impact on performance versus the benchmark.

•

Notable detractors included Commerzbank, a German financial services firm with exposure to the U.S. subprime market; Sumco, a Japanese manufacturer of silicon wafers that was hurt by a sluggish growth outlook; and Adecco, a Swiss staffing company that experienced weak demand.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class D	4.58%	16.41%	20.59%	—	19.66%
MSCI All Country World Index	1.61%	11.65%	18.24%	—	15.87%
Lipper Global Multi-Cap Growth Fund Average	4.16%	15.75%	18.65%	—	16.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.46%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	36.8%
United Kingdom	7.4%
Germany	7.3%
Japan	6.7%
Spain	4.7%
Hong Kong	4.1%
Italy	3.9%
France	3.6%
Other	21.0%
Cash & Equivalents — net	4.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,045.80	$1,017.85
Expenses Paid During Period	$7.46	$7.35

Expenses are equal to the ratio (1.45% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was especially weak in the United Kingdom, Germany and the industrials and financials sectors. Positions that lagged included Alliance & Leicester, a U.K. mortgage bank that wrote down impaired assets; Salzgitter, a German steel producer that was impacted by expectations for a slowdown in European construction; and Trelleborg, a Swedish industrial conglomerate that faced potential fines related to competitive practices.

•

The Fund’s sector allocations also detracted from relative performance. An underweighting in consumer staples was particularly unfavorable, as investors gravitated toward this defensive sector amid volatility in the equity markets.

•

Stock selection in Switzerland and the information technology sector boosted relative performance, as did an overweighting in Hong Kong. Hong Kong was one of the best-performing countries in the index, buoyed by rapid growth in neighboring China.

•	The Fund’s top contributor was Nintendo, the Japanese video game company. Nintendo reported impressive revenue and earnings growth, driven by brisk sales of both console and handheld products.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class D	–5.45%	3.31%	24.47%	—	13.81%
MSCI EAFE Index	0.39%	11.18%	21.59%	—	10.12%
Lipper International Multi-Cap Core Fund Average	1.61%	12.18%	20.77%	—	10.29%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.49%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	23.7%
Japan	12.3%
Germany	11.9%
Spain	7.4%
Switzerland	7.3%
France	6.4%
Australia	6.3%
Hong Kong	4.1%
Other	18.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$945.50	$1,017.85
Expenses Paid During Period	$7.09	$7.35

Expenses are equal to the ratio (1.45% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in most countries and sectors contributed to the Fund’s outperformance of the MSCI Pacific Index during the reporting period. Stock selection was especially strong in Australia and the materials sector, boosted by a position in Incitec Pivot. This Australian fertilizer producer benefited from a favorable pricing environment.

•

The Fund’s country exposures also added value, including an underweighting in Japan. Japan was the worst-performing country in the index due to several factors, such as weak domestic economic growth and a strengthening yen, which reduces the value of corporate profits earned overseas.

•

Stock selection in Singapore and the industrials sector weighed on relative performance. Major detractors included Midas Holdings, an aluminum products manufacturer based in Singapore that was hurt by negative press about the company’s Executive Chairman.

•

An underweighting in Australia, the index’s second-best performing market, was also unfavorable. The Australian economy exhibited solid momentum, boosted by robust global demand for the country’s natural resources.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class D	2.23%	21.74%	28.04%	15.76%	15.76%
MSCI Pacific Index	–1.48%	5.32%	19.01%	6.83%	6.83%
Lipper Pacific Region Fund Average	2.54%	15.35%	24.43%	10.17%	10.17%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.76%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Japan	51.6%
Australia	18.2%
Hong Kong	9.8%
China	4.4%
India	3.9%
Taiwan	2.9%
Singapore	2.5%
Malaysia	2.4%
Other	0.8%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,022.30	$1,016.29
Expenses Paid During Period	$8.95	$8.92

Expenses are equal to the ratio (1.76% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks lost momentum in the second half of 2007, as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over the globally expanding effects of troubled U.S. subprime mortgage securities weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps. Emerging market stocks outperformed developed markets for the period but also slowed in the fourth quarter.

•

Among materials stocks, shares of Korea steelmaker Posco advanced to a 51-week high in September, boosted by weaker prices for nickel, a key material in stainless steel which Posco produces. Shares also rose with the company’s announced plans to invest $250 million in building an auto steel plate plant in Mexico by June 2009. Shares of Ternium, a steel producer operating in Latin America, helped performance. The company sold off a division during the period and the move, combined with new and upgraded analyst coverage, propelled Ternium shares to a new high.

•

Among energy companies, shares of Petrobras, Brazil’s state-run oil firm, delivered positive performance, backed by Brazil’s strong economy and global demand for oil. In November, the company announced that its Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels/day, the result of six new platforms entering operations in 2007.

•

In the utilities sector, shares of Korea Electric Power detracted from relative performance. Rising fuel prices led to declining earnings estimates and analyst downgrades for the power company, which holds significant potential for long-term benefit from economic development in China. Shares of Brazilian electric utility Companhia Paranaense de Energia or Copel advanced in the period on sales and earnings growth tied to the expansion of the Brazilian economy.

•

Among telecommunications companies, shares of Telmex declined in the period on plans by the Mexican government to sell a portion of the wireless spectrum at auction. The move, designed to boost competition in Mexico’s highly consolidated telecomm industry, was seen as weakening Telmex’s hold on the market. Telmex announced plans late in the period to enhance shareholder value by spinning off the company’s high performing international operations from its more stable core operations.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class D	5.57%	27.00%	—	—	31.95%
MSCI All Country World Ex US Index	3.93%	16.67%	—	—	25.39%
Lipper International Multi-Cap Value Fund Average	–2.04%	8.70%	—	—	22.79%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.46%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

Canada	14.9%
United Kingdom	10.7%
South Korea (Republic of )	8.1%
Brazil	7.1%
Germany	5.8%
Mexico	5.5%
Norway	4.0%
Netherlands	3.7%
Other	33.9%
Cash & Equivalents — net	6.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,055.70	$1,017.95
Expenses Paid During Period	$7.39	$7.25

Expenses are equal to the ratio (1.44% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•

Positive contribution to performance came from the Fund’s underweighting in Amgen. Concerns regarding the labeling and reimbursement for Amgen’s red blood cell stimulating drugs continued to weigh on the company’s stock performance, as did a first-quarter 2008 FDA panel meeting to further review use of these agents in oncology.

•

The Fund’s overweighting in Regeneron aided performance over the six-month period ended December 31, 2007 following the signing of a significant partnership. The Fund’s overweighting in Alexion also aided performance, as the commercial potential for one of the company’s newly launched drugs began to emerge.

•

PDL BioPharma detracted from the Fund’s performance related to uncertainties regarding the sale of the company. Celgene was also a detractor, following presentation of data from the company’s lead hematology product and data from a competing product at a medical meeting in early December.

•	The Fund’s underweighting in Perrigo also detracted from performance with the approval of OTC omeprazole and solid 2008 guidance.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class D	3.38%	2.39%	9.33%	12.33%	12.33%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	5.91%
NASDAQ Biotechnology Index	4.03%	4.59%	10.94%	10.66%	10.66%
Lipper Health/Biotechnology Fund Average	2.43%	8.81%	12.24%	9.12%	9.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.56%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Healthcare	92.9%
Biotechnology	3.1%
Consumer Services	1.5%
Energy	1.5%
Technology	0.6%
Cash & Equivalents — net (including options written)	0.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,033.80	$1,017.65
Expenses Paid During Period	$7.62	$7.56

Expenses are equal to the ratio (1.49% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa; both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweight positions in Oil Services stocks, including National Oilwell Varco and Diamond Offshore, as well as overweight positions in alternative energy, including First Solar, Sunpower, and Vestas Wind Systems.

•

While the Fund delivered positive absolute returns, underweight positions in some major integrated oil & gas companies, such as Exxon Mobil and Chevron, were detractors from performance relative to its benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class D	21.81%	52.68%	—	—	36.66%
MSCI World Index	–0.12%	9.04%	—	—	14.14%
World Energy & Materials Composite	9.29%	31.14%	—	—	27.62%
Lipper Natural Resources Fund Average	14.99%	39.62%	—	—	32.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	61.3%
Canada	6.1%
Cayman Islands	5.9%
United Kingdom	4.7%
France	3.0%
Australia	2.5%
Netherlands	2.5%
Brazil	2.2%
Other	5.0%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,218.10	$1,017.85
Expenses Paid During Period	$8.08	$7.35

Expenses are equal to the ratio (1.45% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Major equity indices across the globe declined during the second half of 2007 as investors faced the fallout from the subprime mortgage meltdown and increasing concerns about the health of the U.S. economy. The MSCI World Small-Cap Index fell during the period, with all regions posting negative returns. Asian Pacific stocks excluding Japan fell by the least, while Japanese stocks were generally the poorest performers.

•	The Fund outperformed its benchmark due to strong stock selection across many industry groups. Notably, energy, insurance, banking, and food beverage & tobacco holdings boosted the Fund’s returns.

•

In energy, U.K. oil and natural gas pipeline manufacturer Wellstream Holdings PLC posted a strong return during the period. Wellstream continued to report strong operational results since its initial public offering in April 2007 and the company announced plans to expand production capacity by 40%, as rising energy prices increased demand for its products. Wellstream was a top ten holding in the Fund during the reporting period.

•	In contrast, stock selection among consumer durables & apparel and capital goods companies detracted from returns relative to the Fund’s benchmark.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class D	–5.36%	4.93%	23.52%	14.01%	14.99%
MSCI World Small-Cap Index	–8.77%	0.77%	21.80%	10.60%	9.01%
Lipper Global Small/Mid-Cap Growth Fund Average	–0.90%	11.83%	22.64%	12.58%	11.73%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.76%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	34.4%
Japan	8.0%
Switzerland	7.5%
United Kingdom	5.8%
Germany	4.3%
France	3.8%
Singapore	3.6%
Netherland	3.2%
Other	27.9%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$946.40	$1,016.29
Expenses Paid During Period	$8.61	$8.92

Expenses are equal to the ratio (1.77% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•

Most of the Fund’s relative outperformance in the second half of 2007 stemmed from stock selection, which was distributed among the four health care subsectors. In terms of allocation, the Fund’s underweighting in pharmaceuticals was the principal source of active returns.

•

In large-cap pharmaceuticals, the Fund’s lack of positions in Pfizer and Bristol Myers Squibb were the main contributors to relative outperformance. Pfizer reported disappointing earnings, while Bristol Myers Squibb was plagued by competitive concerns over its lead drug, Plavix. In health care services, the top performer was Express Scripts, which rose on the back of strong financial results and industry fundamentals. The continued conversion to mail-order prescriptions fueled growth across the pharmacy-benefit management (PBM) industry.

•

In biotech, two small companies were the main positive contributors. United Therapeutics rose on the heels of positive earnings and pipeline news for its lead drug candidate, inhaled Remodulin. Alexion Pharmaceuticals rose during the period due to the strong launch of its lead drug, Solaris. In medical devices, the top contributor was Kyphon, whose stock price appreciated after Medtronic announced its intention to buy the company in late July 2007.

•

The Fund’s lack of position in Johnson & Johnson detracted from overall performance. Despite numerous top-line challenges, the company posted solid earnings and reported encouraging pipeline news in its pharmaceutical group. In biotechnology, the principal detractor was Theravance, which fell on news that its strategic partner GlaxoSmithKline would not be exercising its option to buy the company. The company was unable to secure partnerships for two drugs with promising Phase-2 clinical data.

•

In health care services, the Fund’s overweighting in Cardinal Health and underweighting in United Health were detracted from performance. Cardinal Health fell after reporting disappointing financial results in its pharmaceutical business. United Health rose during the period due to solid financial results and its depressed valuation.

•

In medical devices, small-cap holdings detracted from overall performance. Shares of Align Technologies, the maker of transparent dental braces, fell after reporting a relatively sudden drop-off in demand for its products in the third quarter.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class D	3.57%	10.04%	10.36%	11.25%	12.84%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	8.15%
S&P 500 Healthcare Index	1.02%	7.16%	7.49%	6.10%	9.07%
Lipper Health/Biotechnology Fund Average	2.43%	8.81%	12.24%	9.12%	10.01%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.52%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Healthcare	90.1%
Technology	6.3%
Insurance	2.1%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,035.70	$1,017.55
Expenses Paid During Period	$7.73	$7.66

Expenses are equal to the ratio (1.51% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s overall performance was attributable to favorable stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

A top active contributor to Fund performance was Nintendo which benefited from strong sales of the Wii console. Other top active contributors during the reporting period were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, and CNOOC, one of the largest offshore oil companies in the world with operations in China, Indonesia, Australia and Africa.

•

Weakness in the financials sector detracted from the Fund’s performance during the reporting period. Among the top detractors were Japanese financial sector holdings Sumitomo Mitsui Financial and Mizuho Financial Group, which both struggled due to low interest rates and weak loan growth in Japan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class D	3.69%	16.07%	19.08%	5.21%	8.05%
MSCI EAFE Index	0.39%	11.18%	21.59%	8.66%	7.85%
MSCI EAFE Growth Index	4.04%	16.47%	19.85%	6.47%	6.02%
Lipper International Large-Cap Growth Fund Average	4.24%	14.30%	18.82%	6.58%	7.87%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	18.5%
Japan	17.9%
Switzerland	12.5%
France	12.2%
Germany	12.1%
Hong Kong	3.0%
Spain	2.6%
Finland	2.4%
Other	16.2%
Cash & Equivalents — net	2.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,036.90	$1,018.30
Expenses Paid During Period	$6.96	$6.90

Expenses are equal to the ratio (1.36% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Performance during the reporting period was helped by an underweighting in technology companies associated with corporate spending and an overweighting in those associated consumer-technology products. Positive contributors within these themes included the gaming stocks like Nintendo and Activision, and smart phone manufacturers, such as Research in Motion, Nokia, and Apple.

•

The Fund’s performance was also boosted by holdings in Chinese media and internet stocks, such as Baidu. The Fund’s broad definition of technology also benefitted its performance during the reporting period, as it held a large weighting in solar energy stocks that did well due to accelerated demand for their products. Stocks like First Solar and SunPower contributed to overall Fund performance.

•

Detractors from Fund performance during the reporting period included enterprise companies like Riverbed and Network Appliance. Several of the Fund’s communication holdings declined significantly in the period due to weakening orders from large communications suppliers like Cisco and Ericsson. This indicated that the economic slowdown might be spreading to the technology sector and caused a downdraft in the stocks of many technology companies.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class D	15.82%	28.73%	23.64%	14.93%	16.80%
NASDAQ Composite Index	1.88%	9.81%	14.71%	5.39%	8.01%
S&P GSTI Composite Index	5.91%	16.92%	15.58%	5.69%	9.35%
Lipper Science & Technology Fund Average	4.19%	14.92%	16.12%	7.12%	7.98%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.66%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	53.5%
Telecommunications	4.9%
Consumer Discretionary	3.5%
Chemicals	2.8%
Capital Goods	2.6%
Communications	2.1%
Consumer Staples	0.7%
Energy	7.0%
Other	0.8%
Cash & Equivalents — net (including options written & securities sold short)	22.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,158.20	$1,016.84
Expenses Paid During Period	$8.95	$8.36

Expenses are equal to the ratio (1.65% for Class D), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—84.1%
Brazil—10.5%
Banco Bradesco ADR	37,600	$1,203
Banco Itau Holding Financeira S.A. ADR	26,500	685
Brasil Telecom Part S.A. ADR	11,000	821
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,400	583
Companhia Vale do Rio Doce ADR	211,600	6,388
Gerdau S.A. ADR	59,750	1,733
Petroleo Brasileiro S.A. ADR	72,100	8,309
Tele Norte Leste Participacoes S.A. ADR	23,400	451
Telemig Celular Participacoes S.A. ADR	5,200	292
Unibanco-Uniao de Bancos
Brasileiros S.A. GDR	395,300	5,492
Vivo Participacoes S.A. ADR	61,200	335

		26,292

China—7.9%
Bank of Communications Co., Ltd.	230,000	317
China Communications Construction Co., Ltd.	879,000	2,289
China Construction Bank Corp.	2,143,000	1,797
China COSCO Holdings Co., Ltd.	498,000	1,347
China Life Insurance Co., Ltd.	364,000	1,861
China Petroleum & Chemical Corp.	2,418,000	3,578
China Shenhua Energy Co., Ltd., Class H	548,300	3,226
China Shipping Container Lines Co., Ltd.	2,050,000	1,190
China Telecom Corp. Ltd.	2,304,000	1,806
Industrial & Commercial Bank of China	1,330,000	942
Tencent Holdings Ltd.	188,000	1,427

		19,780

Czech Republic—0.6%
Unipetrol (d)	81,600	1,529

Egypt—0.3%
Orascom Construction Industries	6,044	629
Telecom Egypt	50,901	193

		822

Hong Kong—5.2%
China Everbright Ltd. (d)	1,456,000	4,533
China Mobile Ltd.	418,000	7,280
China Unicom Ltd.	262,000	593
Shenzhen Investment Ltd.	868,000	608

		13,014

India—2.2%
Reliance Industries Ltd. GDR (a)	27,420	4,051
Satyam Computer Services Ltd. ADR	51,400	1,374

		5,425

Indonesia—0.4%
PT Astra International Tbk.	127,000	364
PT Bakrie & Brothers Tbk. (d)	17,574,000	531
PT Indofood Sukses Mak Tbk	746,500	201

		1,096

Israel—1.2%
Bezeq Israeli Telecommunication Corp. Ltd.	251,179	467

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	56,000	$2,603

		3,070

Malaysia—2.3%
Burniputra Commerce Holdings Bhd	711,500	2,342
IOI Corp.	888,260	2,067
Malayan Banking Bhd	106,900	369
Ppb Group Berhad	257,700	852

		5,630

Mexico—3.6%
Alfa S.A.	24,700	160
America Movil S.A. de C.V. ADR	42,960	2,637
Grupo Mexico SAB de CV, Ser. B	799,700	5,026
Grupo Televisa S.A. ADR	12,100	288
Telefonos de Mexico S.A. de C.V. ADR	25,500	939

		9,050

Philippines—0.4%
Megaworld Corp.	10,212,400	911

Poland—2.0%
Getin Holding S.A. (d)	73,868	438
Globe Trade Centre S.A. (d)	68,295	1,234
Grupa Lotos S.A.	11,635	210
KGHM Polska Miedz S.A.	50,006	2,138
Polski Koncern Naftowy Orlen (d)	42,609	900

		4,920

Russia—13.4%
Evraz Group S.A. GDR	71,337	5,534
LUKOIL ADR	12,800	1,107
Mechel ADR	70,500	6,849
MMC Norilsk Nickel ADR	4,636	1,255
Mobile Telesystems ADR	21,900	2,229
OAO Gazprom ADR	213,624	12,090
Sberbank	190,273	803
Unified Energy System GDR (d)	10,177	1,323
Vimpelcom ADR	55,100	2,292

		33,482

Singapore—1.7%
Straits Asia Resources Ltd.	1,404,000	3,011
Yanlord Land Group Ltd.	493,000	1,126

		4,137

South Africa—6.8%
Aveng Ltd.	106,692	943
Bidvest Group Ltd.	18,907	333
DataTec Ltd.	38,154	185
Grindrod Ltd.	445,779	1,539
Impala Platinum Holdings Ltd.	59,926	2,082
Investec Ltd.	37,283	355
Murray & Roberts Holdings Ltd.	23,846	354
Naspers Ltd.	39,586	937
Nedbank Group Ltd.	18,532	371
Remgro Ltd.	103,930	3,009
RMB Holdings Ltd.	167,288	726
Sanlam Ltd.	409,864	1,365
Sasol Ltd.	28,955	1,435
Standard Bank Group Ltd.	154,205	2,260
Telkom S.A. Ltd.	48,175	975

		16,869

South Korea—13.9%
Daelim Industrial Co. (d)	7,296	1,380
GS Holdings Corp. (d)	5,140	315

	Shares	Value (000s)

Honam Petrochemical Corp. (d)	3,330	$370
Hyosung Corp. (d)	3,610	223
Hyundai Heavy Industries Co., Ltd. (d)	2,907	1,355
Hyundai Mipo Dockyard (d)	1,386	421
Hyundai Motor Co. (d)	17,710	1,342
KIWOOM Securities Co., Ltd.	1,212	82
Korea Investment Holdings Co., Ltd.	29,980	2,552
Korea Zinc Co., Ltd. (d)	6,642	916
Korean Air Lines Co., Ltd. (d)	1,990	161
LG Chem Ltd. (d)	25,225	2,386
LG Corp. (d)	40,870	3,011
LG Electronics, Inc. (d)	42,460	4,486
LG Philips LCD Co., Ltd. (d)	12,190	645
POSCO	4,241	2,562
Samsung Corp. (d)	4,360	331
Samsung Electronics Co., Ltd.	5,827	3,429
Samsung Heavy Industries Co., Ltd. (d)	33,280	1,413
Shinhan Financial Group Co., Ltd. (d)	22,510	1,277
SK Holdings Co., Ltd. (d)	3,576	747
STX Pan Ocean Co., Ltd. (d)	2,038,000	5,061
Woori Finance Holdings Co., Ltd. (d)	16,000	321

		34,786

Taiwan—10.6%
Advanced Semi-conductor Engineering, Inc.	927,273	924
Asustek Computer, Inc.	432,083	1,286
AU Optronics Corp.	2,786,227	5,373
Cathay Financial Holding Co., Ltd.	409,203	846
Chi Mei Optoelectronics Corp.	2,392,000	3,326
China Development Financial	899,000	353
China Steel Corp.	1,510,000	2,009
Chunghwa Picture Tubes Ltd. (d)	2,476,000	849
Compal Electronics	404,000	440
Far Eastern Department Stores Co., Ltd.	210,000	252
Far Eastern Textile Co., Ltd.	829,198	964
Formosa Chemicals & Fibre	467,000	1,187
Formosa Plastics Corp.	408,000	1,136
HannStar Display Corp. (d)	1,718,824	756
HON HAI Precision Industry Co., Ltd.	355,000	2,188
Micro-Star International Co., Ltd.	502,000	420
Nan Ya Plastics Corp.	434,000	1,140
Synnex Technology International Corp.	168,000	414
Taiwan Ic Packaging Corp. (d)	411,000	231
U-Ming Marine Transport Corp.	235,000	642
Wan Hai Lines Ltd.	282,000	253
WPG Holdings Co., Ltd.	555,000	654
Yang Ming Marine Transport	1,068,000	815

		26,458

Thailand—0.7%
PTT Aromatics & Refining PCL (d)	1,471,503	1,881

United States—0.4%
Chunghwa Telecom Ltd. ADR (b)	43,636	921

Total Common Stock (cost—$185,419)		210,073

12.31.07	Allianz Funds Semiannual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
EXCHANGE-TRADED FUNDS (d)—1.9%
iShares Asia Trust	941,000	$2,721
iShares MSCI India	219,000	2,092

Total Exchange-Traded Funds (cost—$4,805)		4,813

PREFERRED STOCK—2.5%
Brazil—2.5%
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	14,930,000	1,220
Investimentos Itau S.A.	45,900	303
Metalurgica Gerdau S.A.	43,900	1,751
Telemar Norte Leste S.A.	4,200	161
Usinas Siderurgicas de Minas Gerais S.A.	61,250	2,805

Total Preferred Stock (cost—$5,282)		6,240

WARRANTS (d)—2.9%
	Units
India—2.9%
Bank of India (a)	12,636	117
Bharti Airtel Ltd. (a)	2,996	76
Indiabulls Financial Services Ltd.	47,535	1,181
JSW Steel Ltd. (a)	16,356	549
Kotak Mahindra Bank Ltd. (a)	6,967	229
Oil & Natural Gas Corp. Ltd.	16,405	516
Praj Industries Ltd.	7,707	47
Reliance Capital Ltd. (a)	11,988	787
Reliance Communications Ltd.	114,700	2,172
Tata Steel Ltd. (a)	65,969	1,565

Total Warrants (cost—$4,524)		7,239

	Principal Amount (000s)
Repurchase Agreement—11.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $27,708; collateralized by Federal Home Loan Bank, 4.875% due 5/14/10, valued at $28,258 including accrued interest (cost—$27,702)	$27,702	27,702

Total Investments (cost—$227,732) (c)—102.5%		256,067

Liabilities in excess of other assets—(2.5%)		(6,332)

Net Assets—100.0%		$249,735

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) When-issued or delayed-delivery security. To be settled/delivered after December 31, 2007.

(c) Securities with an aggregate value of $59,929 representing 24.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

18	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Australia—1.4%
BHP Billiton Ltd.	24,805	$867

Belgium—1.1%
Fortis	25,892	680

China—2.3%
AAC Acoustic Technology Holdings, Inc. (a)	444,000	591
China Mobile Ltd.	46,500	810

		1,401

Finland—1.4%
Outotec Oyj	15,763	855

France—3.6%
Total S.A.	11,443	948
Veolia Environnement	12,806	1,166

		2,114

Germany—7.3%
Commerzbank AG	11,169	425
Continental AG	6,661	871
Henkel KGaA	18,449	943
Siemens AG	8,175	1,300
Tognum AG (a)	27,536	825

		4,364

Greece—0.8%
OPAP S.A.	11,760	470

Hong Kong—4.1%
Hutchison Whampoa Ltd.	46,000	518
Jardine Matheson Holdings Ltd.	32,800	906
Kowloon Development Co., Ltd.	198,000	508
Melco International Development	357,000	533

		2,465

Indonesia—1.7%
PT Indosat Tbk.	1,086,500	991

Ireland—2.5%
Anglo Irish Bank Corp. PLC	41,682	668
Icon PLC ADR (a)	12,900	798

		1,466

Israel—2.2%
Israel Chemicals Ltd.	101,116	1,288

Italy—3.9%
Finmeccanica Spa	24,698	792
Geox SpA	30,785	620
Unicredito Italiano SpA	107,621	885

		2,297

Japan—6.7%
Aichi Corp.	32,600	313
Asics Corp.	53,000	759
Chugai Pharmaceutical Co., Ltd.	44,000	629
Joint Corp.	17,200	332
Mitsubishi Tokyo Financial Group, Inc.	70,100	661
Nitori Co., Ltd.	9,400	450
Sony Corp. ADR	15,100	820

		3,964

Netherlands—2.4%
Koninklijke (Royal) Philips Electronics NV	19,455	834
Koninklijke Ahold NV (a)	41,387	573

		1,407

	Shares	Value (000s)

South Korea—0.5%
Osstem Implant Co., Ltd. (a)	8,370	$284

Spain—4.7%
Banco Santander Central Hispano S.A.	38,384	829
Tecnicas Reunidas S.A.	11,984	766
Telefonica S.A.	36,770	1,192

		2,787

Sweden—0.8%
Telefonaktiebolaget LM Ericsson	215,000	503

Switzerland—2.6%
Nestle S.A.	2,373	1,090
Sika AG	250	469

		1,559

United Kingdom—7.4%
ARM Holdings PLC	174,091	429
IG Group Holdings PLC	112,148	902
International Power PLC	105,261	949
Standard Chartered PLC	34,083	1,244
Wellstream Holdings PLC (a)	40,679	876

		4,400

United States—36.8%
3M Co.	9,800	826
Affiliated Managers Group, Inc. (a)	7,100	834
AFLAC, Inc.	13,400	839
Ansys, Inc. (a)	18,700	775
Apollo Investment Corp.	31,800	542
Apple, Inc. (a)	5,900	1,169
Bristol-Myers Squibb Co.	27,600	732
Coca-Cola Co.	14,000	859
Corning, Inc.	41,900	1,005
Devon Energy Corp.	11,100	987
Genzyme Corp. (a)	10,100	752
Helmerich & Payne, Inc.	28,400	1,138
Hess Corp.	11,400	1,150
ITT Industries, Inc.	11,700	773
Marathon Oil Corp.	14,100	858
Merck & Co., Inc.	17,700	1,029
Morgan Stanley	6,100	324
Motorola, Inc.	61,200	982
Oracle Corp. (a)	39,100	883
Praxair, Inc.	9,100	807
Procter & Gamble Co.	16,200	1,189
Spansion LLC, Class A (a)	88,700	349
Thermo Fisher Scientific, Inc. (a)	16,800	969
Waters Corp. (a)	13,200	1,044
XTO Energy, Inc.	20,625	1,059

		21,874

Total Common Stock (cost—$49,302)		56,036

WARRANTS (a)—1.3%
	Units
Taiwan—1.3%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$689)	121,952	757

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,487; collateralized by Fannie Mae 5.50%, due 7/9/10, valued at $3,557 including accrued interest (cost—$3,486)	$3,486	$3,486

Total Investments (cost—$53,477) (b)—101.3%		60,279

Liabilities in excess of other assets—(1.3%)		(773)

Net Assets—100.0%		$59,506

Notes to Schedule of Investments
(amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $31,257, representing 52.5% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	19

Schedule of Investments

NACM International Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Australia—6.3%
BHP Billiton Ltd. (d)	209,645	$7,329
Challenger Financial Services Group Ltd. (d)	666,164	2,885
Commonwealth Bank of Australia (d)	235,957	12,166
Leighton Holdings Ltd. (d)	173,288	9,169
Qantas Airways Ltd.	1,083,548	5,148
Rio Tinto Ltd.	23,644	2,751

		39,448

Belgium—0.5%
Tessenderlo Chemie NV	64,766	3,137

China—1.1%
China Resources Power Holdings Co.	1,066,000	3,691
Lee & Man Paper Manufacturing Ltd.	658,000	2,869

		6,560

Denmark—1.7%
FLSmidth & Co. AS	56,500	5,761
Novo Nordisk AS	76,700	5,007

		10,768

Finland—3.2%
Kesko Oyj	60,065	3,284
Nokia Oyj	437,646	16,813

		20,097

France—6.4%
BNP Paribas	42,152	4,573
Electricite de France	22,211	2,646
France Telecom S.A.	285,609	10,245
Peugeot S.A.	118,991	9,016
Renault S.A.	22,405	3,178
Total S.A.	129,204	10,698

		40,356

Germany—11.9%
BASF AG	92,935	13,782
BAYER AG	80,663	7,377
DaimlerChrysler AG	153,959	14,922
Deutsche Boerse AG	27,704	5,468
E.ON AG	65,073	13,834
RWE AG	44,066	6,178
Salzgitter AG	18,664	2,789
Volkswagen AG (d)	43,021	9,889

		74,239

Greece—1.4%
Coca Cola Hellenic Bottling Co. S.A.	99,090	4,276
National Bank of Greece S.A.	67,897	4,656

		8,932

Hong Kong—4.1%
ASM Pacific Technology	202,500	1,475
Cathay Pacific Airways Ltd.	2,377,000	6,174
Hang Lung Group Ltd.	493,000	2,679
Hong Kong Exchange & Clearing Ltd.	247,000	6,912
Kingboard Chemical Holdings Ltd.	372,000	2,169
New World Development Ltd.	1,426,000	5,010
Orient Overseas International Ltd.	130,000	956

		25,375

Ireland—0.3%
Irish Life & Permanent PLC	118,227	2,048

	Shares	Value (000s)

Italy—2.2%
Enel SpA	655,102	$7,790
Eni SpA	161,317	5,887

		13,677

Japan—12.3%
Daiichi Sankyo Co., Ltd.	80,500	2,477
Daikin Industries Ltd.	71,900	4,010
East Japan Railway Co.	210	1,727
Glory Ltd	109,000	2,505
Japan Tobacco, Inc.	194	1,147
KDDI Corp.	609	4,506
Mitsui & Co., Ltd.	320,000	6,682
Mitsui OSK Lines Ltd.	519,000	6,561
Mitsumi Electric Co., Ltd. (d)	66,200	2,215
Nikon Corp.	58,000	1,973
Nintendo Co., Ltd.	15,300	8,983
Nippon Telegraph & Telephone Corp.	752	3,738
Olympus Corp.	83,000	3,383
Shima Seiki Manufacturing Ltd.	56,500	2,591
Sony Corp. (d)	160,500	8,745
Sumitomo Corp.	444,100	6,214
Suzuken Co., Ltd.	56,700	2,018
Tokai Rika Co., Ltd.	70,400	2,171
Toshiba Corp. (d)	159,000	1,173
Yamada Denki Co., Ltd.	36,700	4,140

		76,959

Norway—2.0%
DNB NOR ASA	596,800	9,079
Yara International ASA	79,200	3,642

		12,721

Singapore—2.9%
Jardine Cycle & Carriage Ltd.	201,000	3,001
Oversea-Chinese Banking Corp.	440,000	2,508
Singapore Airlines Ltd.	240,070	2,884
Singapore Exchange Ltd.	704,000	6,449
Singapore Petroleum Co., Ltd.	382,000	1,994
Wing Tai Holdings Ltd.	847,000	1,567

		18,403

Spain—7.4%
ACS Actividades Construcciones y Servicios S.A.	111,129	6,581
Banco Santander Central Hispano S.A.	627,761	13,558
Iberdrola S.A.	391,274	5,928
Mapfre S.A. (d)	578,715	2,539
Telefonica S.A.	551,097	17,865

		46,471

Sweden—3.2%
Alfa Laval AB	45,300	2,544
Hennes & Mauritz AB, Ser. B	108,350	6,545
Nordea Bank AB	230,400	3,861
Trelleborg AB	192,400	4,015
Volvo AB, Ser. B	170,750	2,857

		19,822

Switzerland—7.3%
ABB Ltd.	491,917	14,183
Credit Suisse Group	33,430	2,012
Nestle S.A.	19,403	8,910
Swatch Group AG	7,902	2,376
Temenos Group AG (b)	131,974	3,247
Zurich Financial Services AG	50,201	14,733

		45,461

United Kingdom—23.7%
Aggreko PLC	163,645	1,718
Amec PLC	188,841	3,157

	Shares	Value (000s)

Anglo American PLC	77,331	$4,694
Barclays PLC	238,748	2,411
BG Group PLC	173,501	3,981
BHP Billiton PLC	239,132	7,292
BP PLC	1,142,063	13,956
British American Tobacco PLC	143,897	5,625
Charter PLC (b)	215,719	3,398
De La Rue PLC	183,020	3,558
Game Group PLC	200,317	992
Imperial Tobacco Group PLC	67,305	3,640
Old Mutual PLC	1,919,575	6,396
Rio Tinto PLC (d)	53,241	5,603
Royal Bank of Scotland Group PLC	316,791	2,797
Royal Dutch Shell PLC, Class A	195,257	8,243
Royal Dutch Shell PLC, Class B	443,547	18,490
Stagecoach Group PLC	836,738	4,702
Standard Chartered PLC	212,412	7,752
Standard Life PLC	547,531	2,743
Unilever PLC	330,086	12,380
Vodafone Group PLC	3,701,639	13,896
WM Morrison Supermarkets PLC	1,114,280	7,119
Xstrata PLC	54,557	3,828

		148,371

Total Common Stock (cost—$591,938)		612,845

SHORT-TERM INVESTMENTS—10.9%
Collateral Invested for Securities on Loan (c)—8.1%
Allianz Dresdner Daily Asset Fund (e)	31,317,287	31,317

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$9,000	9,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Suntrust Bank,
1.00% due 1/2/08	186	186

		50,503

Repurchase Agreement—2.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $17,713; collateralized by Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $18,068 including accrued interest (cost—$17,709)	17,709	17,709

Total Short-Term Investments (cost—$68,212)		68,212

Total Investments (cost—$660,150) (a)—108.8%		681,057

Liabilities in excess of other assets—(8.8%)		(54,985)

Net Assets—100.0%		$626,072

20	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM International Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $612,845, representing 97.89% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $47,976; cash collateral of $50,503 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	21

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Australia—18.2%
AMP Bank Ltd. (d)	529,815	$4,598
Australia & New Zealand Banking Group Ltd. (d)	137,611	3,293
BHP Billiton Ltd.	302,859	10,587
BHP Billiton Ltd. ADR (d)	30,000	2,101
Commonwealth Bank of Australia (d)	136,612	7,044
CSL Ltd. (d)	253,335	8,026
Foster’s Group Ltd.	433,558	2,480
Incitec Pivot Ltd. (d)	152,366	15,557
National Australia Bank Ltd. (d)	300,940	9,913
Rio Tinto Ltd. (d)	96,500	11,226
Westpac Capital Corp. (d)	380,121	9,243

		84,068

China—4.4%
AAC Acoustic Technology Holdings, Inc. (b)	2,578,000	3,433
Aluminum Corp. of China Ltd.	914,000	1,845
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,788
Angang Steel Co., Ltd.	810,080	2,172
China Communications Construction Co., Ltd.	706,000	1,839
China Infrastructure Machinery Holdings Ltd.	1,118,000	1,754
China Shenhua Energy Co., Ltd., Class H	320,900	1,888
Industrial & Commercial Bank of China	1,472,000	1,043
Nine Dragons Paper Holdings Ltd.	827,100	2,052
Tencent Holdings Ltd.	350,000	2,656

		20,470

Hong Kong—9.8%
CLP Holdings Ltd.	628,000	4,267
Hongkong Land Holdings Ltd.	676,000	3,311
Kerry Properties Ltd.	367,629	2,939
Hong Kong & China Gas Co.	1,676,000	5,105
Melco International Development	2,395,000	3,578
Shangri-La Asia Ltd.	1,745,722	5,485
Sino Land Co.	1,404,000	4,899
Sun Hung Kai Properties Ltd.	559,000	11,727
Swire Pacific Ltd.	277,500	3,806

		45,117

India—3.9%
Reliance Communications Ltd.	416,169	7,792
Sterlite Industries India Ltd. (b)	391,762	10,151

		17,943

Japan—51.6%
Asics Corp.	356,000	5,100
Astellas Pharma, Inc.	133,000	5,768
Canon, Inc. (d)	42,100	1,927
Chugai Pharmaceutical Co., Ltd. (d)	537,700	7,690
Daiichi Sankyo Co., Ltd.	150,500	4,631
Daiseki Co., Ltd.	38,800	1,160
Denso Corp.	169,500	6,898
East Japan Railway Co.	982	8,077
Haseko Corp. (b)(d)	925,500	1,580
Hitachi Construction Machinery Co., Ltd.	125,900	3,737
Ibiden Co., Ltd.	116,300	8,042
Japan Steel Works Ltd.	518,000	7,511

	Shares	Value (000s)

Japan Tobacco, Inc.	2,542	$15,030
Kawasaki Heavy Industries Ltd.	1,059,000	3,098
KDDI Corp.	963	7,125
Kirin Brewery Co., Ltd.	245,000	3,594
Komatsu Ltd.	40,300	1,081
Kuraray Co., Ltd. (d)	290,000	3,499
Marubeni Corp.	879,000	6,159
Message Co., Ltd.	1,827	3,535
Mitsubishi Corp.	260,000	7,037
Mitsubishi Electric Corp.	398,000	4,122
Mitsubishi Heavy Industries Ltd.	343,000	1,458
Mitsubishi Rayon Co., Ltd. (d)	322,000	1,552
Mitsubishi UFJ Financial Group, Inc.	878,000	8,280
Mitsui & Co., Ltd.	316,000	6,599
Mitsui Engineering & Shipbuilding Co., Ltd.	432,000	1,660
Mitsui Fudosan Co., Ltd.	97,000	2,092
Mizuho Financial Group, Inc.	688	3,277
Nikon Corp. (d)	125,000	4,252
Nintendo Co., Ltd.	27,200	15,971
Nippon Telegraph & Telephone Corp.	1,035	5,145
Nitori Co., Ltd.	69,900	3,350
Nomura Holdings, Inc. (d)	152,500	2,555
Nomura Research Institute Ltd.	116,600	3,815
Secom Co., Ltd.	121,400	6,628
Sumitomo Corp.	284,500	3,981
Sumitomo Metal Industries Ltd.	1,091,000	4,989
Sumitomo Mitsui Financial Group, Inc. (d)	719	5,321
Suzuki Motor Corp.	150,900	4,524
Toho Titanium Co., Ltd. (d)	110,300	3,271
Tokyu Land Corp.	370,000	3,166
Tokyu Livable, Inc. (d)	131,400	1,522
Toshiba Corp. (d)	273,000	2,015
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,918
Toyo Tanso Co., Ltd. (d)	48,100	3,773
Toyota Boshoku Corp.	179,900	5,787
Toyota Motor Corp.	221,400	11,791

		238,093

Malaysia—2.4%
Burniputra Commerce Holdings Bhd	708,200	2,332
IOI Corp.	1,493,200	3,474
Knm Group Bhd	1,523,700	3,507
UEM World Bhd	1,571,300	1,846

		11,159

Singapore—2.5%
Ausgroup Ltd.	2,016,000	2,339
DBS Group Holdings Ltd.	343,000	4,868
Jiutian Chemical Group Ltd. (d)	3,167,000	1,029
UOL Group Ltd.	1,009,000	3,131

		11,367

South Korea—0.8%
STX Pan Ocean Co., Ltd. (b)	1,546,000	3,839

Taiwan—2.9%
Ardentec Corp.	3,569,259	2,480
ASE Test Ltd. (b)(d)	152,900	2,170
AU Optronics Corp. ADR (d)	154,141	2,959
Siliconware Precision Industries Co., Ltd.	1,406,000	2,470
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	235,300	2,344
Vanguard International Semiconductor Corp.	1,375,000	1,022

		13,445

Total Common Stock (cost—$385,658)		445,501

	Units	Value (000s)

WARRANTS (b)—0.0%
Singapore—0.0%
Jiutian Chemical Group Ltd. (cost—$0)	1,324,000	$138

SHORT-TERM INVESTMENTS—27.1%
	Shares
Collateral Invested for Securities on Loan (c)—23.6%
Allianz Dresdner Daily Asset Fund (e)	85,971,163	85,971

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$6,000	6,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Suntrust Bank,
1.00% due 1/2/08	1,991	1,991

		108,962

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $15,905; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $16,221 including accrued interest (cost—$15,902)	15,902	15,902

Total Short-Term Investments (cost—$124,864)		124,864

Total Investments (cost—$510,522) (a)—123.6%		570,503

Liabilities in excess of other assets—(23.6%)		(108,871)

Net Assets—100.0%		$461,632

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $434,140, representing 94.04% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $100,287; cash collateral of $108,962 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.7%
Belgium—1.9%
Etablissements Delhaize Feres ET CIE ADR (c)	235,000	$20,351

Bermuda—2.7%
Ingersoll-Rand Co., Ltd., Class A	158,000	7,342
RenaissanceRe Holdings Ltd. (c)	350,000	21,084

		28,426

Brazil—7.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	700,000	32,900
Cia Paranaense de Energia ADR (c)	1,300,000	19,617
Petroleo Brasileiro S.A. ADR	204,300	23,544

		76,061

Canada—14.9%
Agrium, Inc.	160,000	11,554
Canadian Pacific Railway Ltd. (c)	300,000	19,392
Fording Canadian Coal Trust, UNIT (c)	600,000	23,160
Magna International, Inc., Class A (c)	250,000	20,107
Methanex Corp. (c)	206,000	5,686
Petro-Canada (c)	700,000	37,534
Teck Cominco Ltd., Class B (c)	600,000	21,426
TransCanada Corp. (c)	470,000	19,237

		158,096

Cayman Islands—1.0%
Seagate Technology, Inc.	400,000	10,200

China—1.4%
Sinopec Shanghai Petrochemical Co., Ltd. ADR (c)	244,900	14,954

Colombia—1.7%
BanColombia S.A. ADR	550,000	18,711

Finland—2.3%
Metso Oyj ADR (c)	91,200	4,922
Stora Enso Oyj ADR (c)	1,342,000	19,694

		24,616

France—2.8%
AXA S.A. ADR (c)	750,000	29,782

Germany—5.8%
BASF AG ADR (c)	65,000	9,552
Deutsche Bank AG (c)	225,000	29,117
Siemens AG ADR (c)	150,000	23,604

		62,273

Ireland—2.8%
Allied Irish Banks PLC ADR (c)	650,000	29,861

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,300	9,310

Japan—3.4%
Canon, Inc. ADR (c)	389,000	17,828
Nissan Motor Co., Ltd. ADR (c)	866,000	18,809

		36,637

Luxembourg—2.3%
Ternium S.A. ADR (c)	600,000	24,066

	Shares	Value (000s)

Marshall Islands—1.6%
DryShips, Inc. (c)	115,400	$8,932
Teekay Shipping Corp. (c)	144,000	7,662

		16,594

Mexico—5.5%
Cemex S.A. de C.V. ADR (a)	650,000	16,802
Coca-Cola Femsa, S.A. de C.V. ADR (c)	450,000	22,176
Telefonos de Mexico S.A. de C.V. ADR	525,000	19,341

		58,319

Netherlands—3.7%
ING Groep NV ADR (c)	1,000,000	38,910

Norway—4.0%
Norsk Hydro ASA ADR (c)	610,000	8,540
Statoilhydro ASA ADR	1,100,000	33,572

		42,112

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (c)	176,000	9,962

South Africa—2.8%
Sasol Ltd. ADR	611,800	30,266

South Korea (Republic of)—8.1%
Korea Electric Power Corp. ADR (a)(c)	1,754,000	36,571
KT Corp. ADR (a)(c)	1,200,000	30,960
SK Telecom Co., Ltd. ADR (c)	625,000	18,650

		86,181

Sweden—2.0%
Volvo AB ADR (c)	1,300,000	21,547

Taiwan—3.4%
AU Optronics Corp. ADR (c)	500,912	9,618
Siliconware Precision Industries Co. ADR (c)	3,000,000	26,670

		36,288

United Kingdom—10.7%
British American Tobacco PLC ADR	272,000	21,368
Carnival PLC ADR (c)	210,000	9,200
Diageo PLC ADR	97,000	8,326
GlaxoSmithKline PLC ADR (c)	400,000	20,156
HSBC Holdings PLC ADR (c)	276,001	23,104
Unilever PLC ADR	530,000	19,833
United Utilities PLC ADR (c)	420,000	12,453

		114,440

Total Common Stock (cost—$964,497)		997,963

SHORT-TERM INVESTMENTS—27.8%
Collateral Invested for Securities on Loan (b)—22.4%
Allianz Dresdner Daily Asset Fund (d)	192,044,538	192,044

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$20,000	20,000
ING Bank NV,
4.50% due 1/2/08	10,000	10,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$15,000	$15,000
Suntrust Bank,
1.00% due 1/2/08	1,573	1,573

		238,617

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,365; collateralized by Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $58,505 including accrued interest (cost—$57,353)	57,353	57,353

Total Short-Term Investments (cost—$295,970)		295,970

Total Investments (cost—$1,260,467)—121.5%		1,293,933

Liabilities in excess of other assets—(21.5)%		(229,342)

Net Assets—100.0%		$1,064,591

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $231,977; cash collateral of $238,617 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Biotechnology Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Biotechnology—3.1%
Cardiome Pharma Corp. (b)	63,980	$570
Pozen, Inc. (b)(d)	14,315	172
Shire Pharmaceuticals Group PLC ADR	35,065	2,418

		3,160

Consumer Services—1.5%
Affymax, Inc. (b)(d)	50,690	1,133
Arrowhead Research Corp. (b)(d)	121,548	460

		1,593

Energy—1.5%
Verenium Corp. (b)(d)	305,335	1,524

Healthcare—92.9%
Affymetrix, Inc. (b)(d)	31,535	730
Alexion Pharmaceuticals, Inc. (b)	24,600	1,846
Alnylam Pharmaceuticals, Inc. (b)(d)	28,550	830
Altus Pharmaceuticals, Inc. (b)(d)	47,870	248
Amylin Pharmaceuticals, Inc. (b)(d)	38,535	1,426
Arena Pharmaceuticals, Inc. (b)(d)	40,163	314
Ariad Pharmaceuticals, Inc. (b)(d)	70,125	298
Arqule, Inc. (b)	50,000	290
Atherogenics, Inc. (b)(d)	38,090	14
BioMarin Pharmaceutical, Inc. (b)(d)	80,125	2,836
BioMimetic Therapeutics, Inc. (b)	19,725	343
Celgene Corp. (b)(f)	307,500	14,208
Cephalon, Inc. (b)(d)	18,700	1,342
Charles River Laboratories International, Inc. (b)	19,900	1,309
Combinatorx, Inc. (b)(d)	98,100	436
Cubist Pharmaceuticals, Inc. (b)	49,895	1,023
Cytokinetics, Inc. (b)	53,855	255
Enteromedics, Inc. (b)	98,925	796
Exelixis, Inc. (b)(d)	83,955	725
Gen-Probe, Inc. (b)	18,280	1,150
Genzyme Corp. (b)(f)	64,245	4,782
Geron Corp. (b)(d)	129,603	736
Gilead Sciences, Inc. (b)(f)	181,805	8,365
Helicos Biosciences Corp. (b)	32,140	336
Human Genome Sciences, Inc. (b)(d)	397,400	4,149
Idenix Pharmaceuticals, Inc. (b)(d)	66,524	180
Illumina, Inc. (b)(d)	24,000	1,422
ImClone Systems, Inc. (b)	16,565	712
Immunomedics, Inc. (b)(d)	254,520	590
InterMune, Inc. (b)(d)	50,100	668
Isis Pharmaceuticals, Inc. (b)(d)	54,402	857
Keryx Biopharmaceuticals, Inc. (b)(d)	448,102	3,764
Kosan Biosciences, Inc. (b)(d)	277,817	1,000
Medarex, Inc. (b)(d)	146,265	1,524
Medicines Co. (b)	17,370	333
Millennium Pharmaceuticals (b)	307,300	4,603
Myriad Genetics, Inc. (b)(d)	27,045	1,255
Onyx Pharmaceuticals, Inc. (b)(d)	43,152	2,400
OSI Pharmaceuticals, Inc. (b)(d)	26,219	1,272
Panacos Pharmaceuticals Inc. (b)(d)	37,410	30
PDL BioPharma, Inc. (b)(f)	386,860	6,778
Pharmion Corp. (b)	44,255	2,782
Progenics Pharmaceuticals, Inc. (b)(d)	57,400	1,037
Protalix Biotherapeutics, Inc. (b)(d)	141,490	481
Qiagen N.V. (b)(d)	85,800	1,806
Regeneron Pharmaceuticals, Inc. (b)	117,540	2,839
Rigel Pharmaceuticals, Inc. (b)	34,110	866
Savient Pharmaceuticals, Inc. (b)(d)	31,495	723

	Shares	Value (000s)

Sepracor, Inc. (b)	13,290	$349
StemCells, Inc. (b)(d)	82,900	124
Third Wave Technologies (b)	63,700	615
United Therapeutics Corp. (b)(d)	35,870	3,503
Vertex Pharmaceuticals, Inc. (b)	75,800	1,761
XenoPort, Inc. (b)	16,570	926
XOMA Ltd. (b)(d)	87,201	296
Zymogenetics, Inc. (b)(d)	78,420	915

		95,198

Technology—0.6%
Applera Corp.—Applied Biosystems Group	17,325	588

Total Common Stock (cost—$95,759)		102,063

SHORT-TERM INVESTMENTS—34.1%
Collateral Invested for Securities on Loan (c)—31.9%
Allianz Dresdner Daily Asset Fund (e)	26,858,447	26,858

	Principal Amount (000s)
Bayerische Landesbank,
4.962% due 9/23/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.098% due 10/15/08, FRN (a)	2,000	2,000
Rabobank,
2.50% due 1/2/08	2,813	2,813

		32,671

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,318; collateralized by Freddie Mac, 5.25% due 2/24/11, valued at $2,367 including accrued interest (cost—$2,317)	2,317	2,317

Total Short-Term Investments (cost—$34,989)		34,988

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—0.6%
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	700	203
Genentech, Inc. (CBOE), strike price $85, expires 1/17/09	590	152
strike price $90, expires 1/17/09	590	100
PDL BioPharma, Inc. (CBOE), strike price $25, expires 1/17/09	3,892	39
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	470	127

		621

Put Options—0.7%
Trimeris, Inc. (CBOE), strike price $10, expires 4/19/08	1,222	370
strike price $12.50, expires 4/19/08	630	340

		710

	Contracts	Value (000s)

Total Options Purchased (cost—$2,902)		$1,331

Total Investments before options written (cost—$133,650)—135.0%		138,382

OPTIONS WRITTEN (b)—(1.1)%
Call Options—(0.2)%
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	700	(140)
strike price $85, expires 1/19/08	350	(2)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	470	(61)

		(203)

Put Options—(0.9)%
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	700	(651)
PDL BioPharma, Inc. (CBOE), strike price $15, expires 1/17/09	1,392	(146)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	470	(117)

		(914)

Total Options Written (premiums received—$1,528)		(1,117)

Total Investments net of options written (cost—$132,122)—133.9%		137,265

Liabilities in excess of other assets—(33.9)%		(34,752)

Net Assets—100.0%		$102,513

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $31,133; cash collateral of $32,672 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All of partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt CBOE—Chicago Board Options Exchange FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

24	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.2%
Australia—2.5%
BHP Billiton Ltd.	21,405	$748
Rio Tinto Ltd.	4,535	528

		1,276

Bermuda—0.9%
Dockwise Ltd. (b)	104,000	431

Brazil—2.2%
Companhia Vale do Rio Doce ADR	34,530	1,128

Canada—6.1%
Agrium, Inc.	6,845	494
Canadian Natural Resources Ltd.	13,520	994
Potash Corp. Of Saskatchewan	3,670	528
Suncor Energy, Inc.	9,435	1,032

		3,048

Cayman Islands—5.9%
JA Solar Holdings Co., Ltd. ADR (b)	9,200	642
Suntech Power Holdings Co., Ltd. ADR (b)	4,760	392
Transocean, Inc.	13,445	1,925

		2,959

Denmark—2.2%
Vestas Wind Systems A/S (b)	10,075	1,088

France—3.0%
Companie Generale de Geophysique S.A. (b)	3,465	980
EDF Energies Nouvelles S.A.	7,660	534

		1,514

Netherlands—2.5%
Core Laboratories NV (b)	10,175	1,269

Norway—1.9%
Prosafe ASA	54,900	950

United Kingdom—4.7%
Rio Tinto PLC	6,970	734
Vedanta Resources PLC	15,045	610
Xstrata PLC	14,640	1,027

		2,371

United States—61.3%
Air Products & Chemicals, Inc.	5,625	555
Apache Corp.	5,400	581
Arena Resources, Inc. (b)	22,420	935
Cameron International Corp. (b)	16,950	816
Carrizo Oil & Gas, Inc. (b)	11,570	633
Concho Resources, Inc. (b)	12,629	260
Devon Energy Corp.	9,590	853
Diamond Offshore Drilling, Inc.	9,170	1,302
Ecolab, Inc.	10,075	516
EOG Resources, Inc.	8,775	783
Exxon Mobil Corp.	9,825	920
First Solar, Inc. (b)	3,630	970
FMC Technologies, Inc. (b)	7,910	448
Freeport-McMoRan
Copper & Gold, Inc.	9,860	1,010
Marathon Oil Corp.	21,715	1,322
Monsanto Co.	8,150	910
Mosaic Co. (b)	5,455	515
National-Oilwell Varco, Inc. (b)	24,280	1,784
Newfield Exploration Co. (b)	15,780	832
Noble Corp.	19,835	1,121
Noble Energy, Inc.	6,154	489
Occidental Petroleum Corp.	15,195	1,170
Range Resources Corp.	12,870	661
Schlumberger Ltd.	16,950	1,667
Smith International, Inc.	6,415	474
Southwestern Energy Co. (b)	25,760	1,435

	Shares	Value (000s)

Sunoco, Inc.	28,760	$2,083
Sunpower Corp., Class A (b)	8,870	1,157
Ultra Petroleum Corp. (b)	9,045	647
Valero Energy Corp.	15,110	1,058
Weatherford International Ltd. (b)	15,515	1,064
XTO Energy, Inc.	22,032	1,132
Zoltek Cos., Inc. (b)	16,010	686

		30,789

Total Common Stock (cost—$37,017)		46,823

	Principal Amount (000s)
Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,790; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $3,866 including accrued interest (cost—$3,789)	$3,789	3,789

Total Investments (cost—$40,806) (a)—100.7%		50,612

Liabilities in excess of other assets—(0.7)%		(376)

Net Assets—100.0%		$50,236

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $7,630 representing 15.19% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—0.5%
Equinox Minerals Ltd. (b)	295,655	$1,588

Austria—1.3%
Flughafen Wien AG	18,415	2,127
Sparkassen Immobilien AG (b)	153,365	1,733

		3,860

Bermuda—2.0%
Central European Media Enterprises Ltd., Class A (b)	20,540	2,382
Fibrechem Tech Ltd.	3,442,200	3,301

		5,683

Brazil—2.0%
Gafisa S.A.	107,325	2,001
Klabin Segall S.A.	216,755	1,637
Metalfrio Solutions S.A. (b)	151,690	2,215

		5,853

Canada—0.8%
WestJet Airlines Ltd. (b)	96,290	2,200

Cayman Islands—1.3%
Trina Solar Ltd. ADR (b)(d)	67,580	3,636

China—0.7%
China BlueChemical Ltd.	3,024,900	1,934

Estonia—1.8%
Baltika AS	286,770	1,632
Olympic Entertainment Group AS	319,879	1,623
Tallink Group Ltd. (b)	1,225,230	1,877

		5,132

Finland—1.0%
Outotec Oyj	51,555	2,795

France—3.8%
April Group	45,266	3,054
Boursorama (b)	185,700	2,180
Companie Generale de Geophysique S.A. (b)	5,536	1,566
Pierre & Vacances	14,398	1,991
SR Teleperformance	59,523	2,308

		11,099

Germany—4.3%
Cenit AG Systemhaus (d)	183,365	2,464
Douglas Holding AG	41,230	2,384
Kontron AG	53,996	1,082
Sixt AG	42,680	1,921
Software AG	32,675	2,897
Wirecard Ag (b)	110,892	1,879

		12,627

Greece—2.0%
Forthnet S.A. (b)	165,580	2,412
JUMBO S.A.	95,385	3,434

		5,846

Hong Kong—1.2%
Natural Beauty Bio-Technology Ltd.	11,101,487	3,512

Ireland—0.7%
Icon PLC ADR (b)	33,275	2,058

Italy—1.3%
Azimut Holding SpA	147,985	1,920
Mariella Burani SpA	70,560	1,942

		3,862

	Shares	Value (000s)

Japan—8.0%
Air Water, Inc.	113,605	$1,140
Dena Co., Ltd. (d)	350	1,665
Iwatani International Corp. (d)	641,675	1,824
Moshi Moshi Hotline, Inc.	36,525	1,839
Musashino Bank Ltd. (d)	41,870	1,967
Nippei Toyama Corp.	133,000	1,121
Nippon Seiki Co., Ltd.	107,780	2,353
Sankyu, Inc. (d)	359,265	1,946
Sasebo Heavy Industries Co., Ltd.	342,760	1,589
Sintokogio Ltd.	153,060	1,594
Taihei Kogyo Co., Ltd. (d)	251,000	1,251
Tokai Carbon Co., Ltd. (d)	310,180	2,769
Village Vanguard Co., Ltd.	392	2,098

		23,156

Malaysia—2.2%
CB Industrial Product Holding Bhd	1,803,040	3,321
Malaysian Resources Corp. Bhd (b)	1,793,050	1,364
TA Enterprise Bhd	4,173,060	1,599

		6,284

Netherlands—3.2%
AerCap Holdings NV (b)	78,809	1,645
Core Laboratories NV (b)	24,510	3,057
Nutreco Holding NV	34,802	2,014
Sligro Food Group Nv	67,015	2,625

		9,341

Norway—0.4%
Acta Holding ASA (d)	317,230	1,313

Russia—2.5%
OAO Pharmacy Chain 36.6 (b)	20,341	1,485
Seventh Continent	70,855	1,835
Severstal-Avto	54,845	2,962
Veropharm (b)	18,960	1,005

		7,287

Singapore—3.6%
Cosco Corp. Singapore Ltd.	968,320	3,823
Raffles Education Corp. Ltd.	1,836,195	3,853
Verigy Ltd. (b)	102,100	2,774

		10,450

South Korea—2.3%
MegaStudy Co., Ltd.	9,417	2,678
Meritz Fire & Marine Insurance Co., Ltd.	299,207	4,021

		6,699

Spain—0.9%
Bolsas y Mercados Espanoles	37,820	2,570

Switzerland—7.5%
Bank Sarasin & Cie AG	698	3,304
BKW FMB Energie AG	14,020	1,783
Galenica AG	7,100	3,074
Georg Fischer AG (b)	3,807	2,342
Lindt & Spruengli AG	40	1,402
St. Galler Kantonalbank (b)	4,606	2,034
Temenos Group AG (b)	68,450	1,684
Vetropack Holding Ag	618	1,131
VZ Holding AG (b)	21,620	1,686
Winterthur Technologie AG	52,950	3,242

		21,682

Thailand—2.4%
Asian Property Development PCL	6,996,720	1,317
Mermaid Maritime PLC (b)	2,322,200	2,952

	Shares	Value (000s)

Tisco Bank PCL	3,082,460	$2,724

		6,993

Turkey—0.6%
TAV Havalimanlari Holding AS (b)	177,690	1,618

United Kingdom—5.8%
Carillion PLC	363,693	2,534
Chemring Group PLC	29,630	1,203
Intermediate Capital Group PLC	45,682	1,495
Interserve PLC	185,905	1,754
Southern Cross Healthcare Ltd.	282,470	2,961
Speedy Hire PLC	102,115	1,689
Wellstream Holdings PLC (b)	235,845	5,080

		16,716

United States—34.4%
Affiliated Managers Group, Inc. (b)(d)	27,620	3,244
American Oriental Bioengineering, Inc. (b)(d)	216,831	2,403
Arena Resources, Inc. (b)(d)	50,372	2,101
BE Aerospace, Inc. (b)	63,095	3,338
Blue Coat Systems, Inc. (b)	15,993	526
Capella Education Co. (b)	27,541	1,803
Carrizo Oil & Gas, Inc. (b)(d)	51,740	2,833
Central European Distribution Corp. (b)(d)	61,630	3,580
Concho Resources, Inc. (b)	59,735	1,231
CROCS, Inc. (b)(d)	104,040	3,830
DealerTrack Holdings, Inc. (b)	34,518	1,155
FormFactor, Inc. (b)(d)	55,970	1,853
Geo Group, Inc. (b)(d)	87,070	2,438
GFI Group, Inc. (b)(d)	27,010	2,585
Golden Telecom, Inc. (b)(d)	33,060	3,337
Hansen Natural Corp. (b)(d)	55,150	2,443
Heico Corp., Class A	55,310	2,356
HMS Holdings Corp. (b)	77,835	2,585
Horsehead Holding Corp. (b)(d)	58,850	999
Iconix Brand Group, Inc. (b)	100,650	1,979
Immucor, Inc. (b)	52,750	1,793
Internap Network Services Corp. (b)(d)	116,175	968
inVentiv Health, Inc. (b)	54,500	1,687
Inverness Med Innovations, Inc. (b)(d)	59,880	3,364
Kendle International, Inc. (b)(d)	15,457	756
Life Time Fitness, Inc. (b)(d)	41,525	2,063
Lifecell Corp. (b)	10,605	457
Live Nations, Inc. (b)(d)	119,505	1,735
Longs Drug Stores Corp.	47,500	2,232
Men’s Wearhouse, Inc.	34,670	935
MICROS Systems, Inc. (b)	38,930	2,731
Monolithic Power Systems, Inc. (b)	93,875	2,016
Nuance Communications, Inc. (b)(d)	132,000	2,466
OptionsXpress Holding, Inc. (d)	79,810	2,699
PAETEC Holding Corp. (b)(d)	174,208	1,699
Parexel International Corp. (b)	11,435	552
PSS World Medical, Inc. (b)(d)	94,030	1,840
Psychiatric Solutions, Inc. (b)(d)	61,630	2,003
Riverbed Technology, Inc. (b)	17,930	479
Signature Bank & Trust (b)	35,740	1,206
Solera Holdings, Inc. (b)	69,140	1,713
Stanley, Inc. (b)	35,305	1,130
Stifel Financial Corp. (b)(d)	30,090	1,582
Synaptics, Inc. (b)	36,815	1,515
Synchronoss Technologies, Inc. (b)(d)	20,870	740
Triumph Group, Inc. (d)	36,459	3,002
Varian Semi-conductor Equipment Associates, Inc. (b)	51,095	1,891

26	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)
Virginia Commerce Bancorp (b)(d)	114,990	$1,349
Volcom, Inc. (b)(d)	46,550	1,026
Watson Wyatt Worldwide, Inc.	44,870	2,082
Zoltek Cos., Inc. (b)(d)	43,410	1,861
Zumiez, Inc. (b)(d)	66,125	1,611

		99,802

Total Common Stock (cost—$240,123)		$285,596

SHORT-TERM INVESTMENTS—24.1%
Collateral Invested for Securities on Loan (c)—22.6%
Allianz Dresdner Daily Asset Fund (e)	57,157,373	57,157

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$8,155	8,155
Suntrust Bank, 1.00% due 1/2/08	201	201

		65,513

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $4,441; collateralized by Fannie Mae, 5.625% due 1/24/17, valued at $4,531 including accrued interest (cost—$4,440)	4,440	4,440

Total Short-Term Investments (cost—$69,953)		69,953

Total Investments (cost—$310,076) (a)—122.6%		355,549

Liabilities in excess of other assets—(22.6)%		(65,473)

Net Assets—100.0%		$290,076

Notes to Schedule of Investments
(amounts in thousands):
(a) Securities with an aggregate value of $151,950 representing 52.38% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Securities purchase with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $63,756; cash collateral of $65,513 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	27

Schedule of Investments

RCM Healthcare Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Healthcare—90.1%
Abbott Laboratories	58,600	$3,290
Alexion Pharmaceuticals, Inc. (b)	16,618	1,247
Align Technology, Inc. (b)(d)	25,455	425
Allergan, Inc.	18,667	1,199
Amylin Pharmaceuticals, Inc. (b)(d)	8,980	332
Applera Corp.—Celera Genomics Group (b)	18,828	299
Baxter International, Inc.	21,500	1,255
Biogen Idec, Inc. (b)	8,025	457
BioMarin Pharmaceutical, Inc. (b)(d)	17,275	612
BioMimetic Therapeutics, Inc. (b)	35,276	613
Cardinal Health, Inc.	19,151	1,106
Celgene Corp. (b)(d)	47,385	2,190
Cephalon, Inc. (b)	5,495	394
Charles River Laboratories International, Inc. (b)	43,120	2,837
Covance, Inc. (b)	22,796	1,975
Coventry Health Care, Inc. (b)	10,890	645
Cubist Pharmaceuticals, Inc. (b)(d)	40,085	822
CVS Corp.	45,258	1,799
Enteromedics, Inc. (b)	74,580	600
Express Scripts, Inc. (b)	46,321	3,381
Forest Laboratories, Inc. (b)	24,375	888
Genentech, Inc. (b)	17,740	1,190
Gen-Probe, Inc. (b)	7,520	473
Genzyme Corp. (b)	30,613	2,279
Gilead Sciences, Inc. (b)	59,005	2,715
Health Net, Inc. (b)	26,081	1,260
Hologic, Inc. (b)	24,500	1,682
Human Genome Sciences, Inc. (b)(d)	20,984	219
Humana, Inc. (b)	43,280	3,259
Insulet Corp. (b)	8,947	210
Keryx Biopharmaceuticals, Inc.	16,862	140
Lifecell Corp. (b)(d)	21,129	911
LifePoint Hospitals, Inc. (b)	27,380	814
Medco Health Solutions, Inc. (b)	9,955	1,009
Medtronic, Inc.	37,160	1,868
Merck & Co., Inc. (e)	109,500	6,362
Millennium Pharmaceuticals (b)	28,430	426
Northstar Neuroscience, Inc. (b)(d)	54,715	509
Onyx Pharmaceuticals, Inc. (b)(d)	11,785	656
OSI Pharmaceuticals, Inc. (b)(d)	10,534	511
Qiagen N.V. (b)(d)	43,920	925
Regeneron Pharmaceuticals, Inc. (b)	28,140	680
Savient Pharmaceuticals, Inc. (b)(d)	23,505	540
Schering-Plough Corp.	142,585	3,798
Shire Pharmaceuticals Group PLC ADR	26,800	1,848
St. Jude Medical, Inc. (b)	71,320	2,898
Stryker Corp.	53,290	3,982
Teva Pharmaceutical Industries Ltd. ADR	21,150	983
United Therapeutics Corp. (b)(d)	18,300	1,787
UnitedHealth Group, Inc.	24,335	1,416
Volcano Corp. (b)	52,425	656
Wright Medical Group, Inc. (b)	24,135	704
Wyeth (e)	40,325	1,782
XenoPort, Inc. (b)	6,195	346
Xtent, Inc. (b)	28,855	285

		75,489

Insurance—2.1%
Cigna Corp.	32,340	1,738

Technology—6.3%
Applera Corp.—Applied Biosystems Group	19,385	658
Cerner Corp. (b)	14,120	796

	Shares	Value (000s)

Thermo Fisher Scientific, Inc. (b)(d)	67,225	$3,877

		5,331

Total Common Stock (cost—$76,531)		82,558

SHORT-TERM INVESTMENTS—14.7%
Collateral Invested for Securities on Loan (c)—11.3%
Allianz Dresdner Daily Asset Fund (f)	7,267,003	7,267

	Principal Amount (000s)
Goldman Sachs Group L.P., Series 2,
5.098% due 10/15/08 (a)	$1,000	1,000
Rabobank,
2.50% due 1/2/08	1,226	1,226

		9,493

Repurchase Agreement—3.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,801; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,856 including accrued interest (cost—$2,800)	2,800	2,800

Total Short-Term Investments (cost—$12,294)		12,293

OPTIONS PURCHASED (b)—0.3%
	Contracts
Call Options—0.1%
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08	923	74

Put Options—0.2%
Trimeris, Inc. (CBOE), strike price $10, expires 4/19/08	700	212

Total Options Purchased (cost—$417)		286

Total Investments (cost—$89,241)—113.5%		95,137

Liabilities in excess of other assets—(13.5)%		(11,327)

Net Assets—100.0%		$83,810

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $9,088; cash collateral of $9,368 was received with which the Fund purchased short-term investments.

(e) All or partial amount segregated as collateral for options written.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

28	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.4%
Australia—2.1%
Brambles Ltd.	83,325	$837
Westpac Capital Corp.	50,000	1,216

		2,053

Belgium—1.2%
InBev NV	14,000	1,164

Brazil—1.5%
Bovespa Holding S.A. (a)	75,000	1,445

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	787

China—0.6%
China Mobile Ltd.	32,000	557

Finland—2.4%
Nokia Oyj	34,000	1,306
Outotec Oyj	18,100	982

		2,288

France—12.2%
Arkema (a)	555	36
Capgemini S.A.	18,285	1,149
Companie Generale de Geophysique S.A. (a)	3,850	1,089
Electricite de France	9,650	1,149
Groupe Danone	21,300	1,909
Ipsen	16,530	997
L'Oreal S.A.	11,500	1,647
Pinault-Printemps-Redoute S.A.	7,370	1,184
Total S.A.	18,500	1,532
Vinci S.A.	14,800	1,094

		11,786

Germany—12.1%
BAYER AG	22,594	2,066
Commerzbank AG	24,000	913
Continental AG	8,000	1,047
DaimlerChrysler AG	10,500	1,018
Merck KGaA	9,500	1,228
SAP AG	33,604	1,730
Siemens AG	17,175	2,731
Software AG	11,000	975

		11,708

Hong Kong—3.0%
Cheung Kong Ltd.	53,000	969
CNOOC Ltd.	586,000	984
Li & Fung Ltd.	225,800	899

		2,852

India—1.9%
Bharti Airtel Ltd. (a)	41,395	1,029
ICICI Bank Ltd.	25,000	773

		1,802

Italy—1.3%
Unicredito Italiano SpA	156,448	1,287

Japan—17.9%
Asahi Glass Co., Ltd. (b)	63,000	833
East Japan Railway Co.	155	1,275
Fanuc Ltd.	10,800	1,047
Ibiden Co., Ltd.	11,400	788
Inpex Holdings, Inc.	90	977
Joyo Bank Ltd. (b)	168,000	939
Kuraray Co., Ltd.	71,000	856
Marubeni Corp.	120,000	841
Mitsui Fudosan Co., Ltd.	47,000	1,014
Mizuho Financial Group, Inc.	159	757

	Shares	Value (000s)

Nidec Corp.	13,300	$961
Nintendo Co., Ltd.	4,000	2,349
NTT Data Corp. (b)	234	1,036
Sharp Corp. (b)	69,000	1,231
Sumitomo Mitsui Financial Group, Inc. (b)	122	903
T&D Holdings, Inc.	12,500	636
Takeda Pharmaceutical Co., Ltd.	15,100	882

		17,325

Luxembourg—1.0%
Acergy S.A.	46,000	1,012

Netherlands—1.5%
Koninklijke (Royal) KPN NV	81,407	1,483

Singapore—1.5%
Raffles Education Corp. Ltd.	235,000	493
SembCorp Industries Ltd.	248,520	988

		1,481

South Korea—1.1%
Samsung Electronics Co., Ltd.	1,730	1,018

Spain—2.6%
Telefonica S.A.	77,000	2,496

Sweden—1.7%
Hennes & Mauritz AB, Ser. B	26,800	1,619

Switzerland—12.5%
ABB Ltd.	70,000	2,018
Holcim Ltd.	10,600	1,130
Lonza Group AG	10,700	1,294
Nestle S.A.	5,600	2,572
Novartis AG	37,400	2,045
Roche Holdings AG	10,730	1,855
Zurich Financial Services AG	4,000	1,174

		12,088

United Kingdom—18.5%
Barclays PLC	92,092	930
Diageo PLC	65,612	1,408
Inmarsat PLC	78,000	846
Lonmin PLC	15,000	919
Man Group PLC	92,925	1,055
Premier Foods PLC	185,000	756
Prudential PLC	116,000	1,633
Reckitt Benckiser Group PLC	27,125	1,576
Rio Tinto PLC	18,100	1,905
Serco Group PLC	96,600	889
Shire PLC	41,074	944
Smith & Nephew PLC	101,500	1,165
Vodafone Group PLC	433,097	1,626
Xstrata PLC	32,200	2,259

		17,911

Total Common Stock (cost—$75,886)		94,162

SHORT-TERM INVESTMENTS—7.4%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.8%
Bear Stearns Cos., Inc., 4.70% due 2/15/08	$1,000	1,000
Rabobank, 2.50% due 1/2/08	3,617	3,617

		4,617

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,504; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,553 including accrued interest (cost—$2,503)	$2,503	$2,503

Total Short-Term Investments (cost—$7,120)		7,120

Total Investments (cost—$83,006) (d)—104.8%		101,282

Liabilities in excess of other assets—(4.8)%		(4,671)

Net Assets—100.0%		$96,611

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $4,372; cash collateral of $4,617 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $91,930, representing 95.15% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments

RCM Technology Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—76.7%
Capital Goods—2.6%
ABB Ltd.	1,102,200	$31,778
Nidec Corp. (e)	126,775	9,160

		40,938

Chemicals—2.8%
Monsanto Co. (g)	245,490	27,419
Wacker Chemie AG	58,100	16,759

		44,178

Communications—2.1%
Focus Media Holding Ltd. ADR (c)(e)	579,630	32,929

Computers—0.2%
Innolux Display GDR (a)(c)	334,148	2,272

Consumer Discretionary—3.5%
GameStop Corp., Class A (c)	418,150	25,971
Nintendo Co., Ltd.	50,626	29,725

		55,696

Consumer Services—0.0%
Capita Group PLC	1,000	14

Consumer Staples—0.7%
Orkla ASA	588,745	11,272

Electronics—0.3%
Philips Electronics NV	125,395	5,361

Energy—7.0%
Cameron International Corp. (c)	2,000	96
First Solar, Inc. (c)	117,605	31,417
National-Oilwell Varco, Inc. (c)	1,000	74
Q-Cells AG (c)(e)	71,735	10,180
Renewable Energy Corp. AS (c)(e)	298,455	14,970
Schlumberger Ltd.	1,000	98
Sunpower Corp., Class A (c)(e)	171,844	22,407
Suntech Power Holdings Co., Ltd. ADR (c)(e)	374,055	30,792
Weatherford International Ltd. (c)	1,000	69

		110,103

Exchange-Traded Funds—0.1%
Powershares QQQ Trust	30,165	1,546

Materials & Processing—0.0%
Tenaris S.A. ADR	1,000	45

Semi-conductors—0.0%
Veeco Instruments, Inc. (c)	21,955	367

Technology—52.5%
Activision, Inc. (c)(g)	1,546,270	45,924
Alibaba.com Ltd. (c)	1,912,300	6,904
Apple, Inc. (c)(g)	330,071	65,380
Autodesk, Inc. (c)	416,835	20,742
Baidu.com ADR (c)(e)	64,505	25,182
BladeLogic, Inc. (c)(e)	101,235	2,993
Cerner Corp. (c)(g)	230,240	12,986
Chartered Semiconductor Manufacturing Ltd. (c)(e)	17,132,987	11,367
Citrix Systems, Inc. (c)	1,000	38
Cognizant Technology Solutions Corp. (c)	611,780	20,764
Ctrip.com International Ltd. ADR (g)	267,505	15,373
Dolby Laboratories, Inc., Class A (c)	315,072	15,665

	Shares	Value (000s)

EMC Corp. (c)(g)	1,413,970	$26,201
Energy Conversion Devices, Inc. (c)(e)	1,000	34
FormFactor, Inc. (c)(e)	1,000	33
Foundry Networks, Inc. (c)(e)	1,587,040	27,805
Google, Inc., Class A (c)(g)	63,520	43,923
Hewlett-Packard Co.	664,180	33,528
Intel Corp. (g)	2,537,152	67,640
International Rectifier Corp. (c)	1,000	34
Itron, Inc. (c)(e)	132,425	12,709
Juniper Networks, Inc. (c)(e)	166,225	5,519
Lenovo Group Ltd.	8,051,475	7,059
McAfee, Inc. (c)(g)	899,060	33,715
Microsoft Corp. (g)	1,668,780	59,409
National Semiconductor Corp. (e)	50,000	1,132
Network Appliance, Inc. (c)	148,140	3,698
Nuance Communications, Inc. (c)(e)	235,231	4,394
NVIDIA Corp. (c)(e)(g)	1,516,127	51,564
ON Semiconductor Corp. (c)(e)	1,048,561	9,311
Perfect World Co., Ltd. ADR (c)(e)	327,081	9,119
QUALCOMM, Inc.	992,750	39,065
Research In Motion Ltd. (c)	188,786	21,408
Riverbed Technology, Inc. (c)(e)(g)	1,024,955	27,407
Salesforce.com, Inc. (c)(e)(g)	309,270	19,388
Samsung Electronics Co., Ltd.	290	171
SanDisk Corp. (c)(e)	43,985	1,459
SINA Corp. (c)(e)	119,808	5,309
Sohu.com, Inc. (c)(e)	175,845	9,587
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,553,545	15,473
Telefonaktiebolaget LM Ericsson ADR	43,900	1,025
Tencent Holdings Ltd.	5,301,921	40,236
TomTom NV (c)(e)	53,790	4,063
Vmware, Inc., Class A (c)(e)	34,750	2,953
Yahoo!, Inc. (c)	26,145	608

		828,297

Telecommunications—4.9%
Amdocs Ltd. (c)	1,000	34
Bharti Airtel Ltd. (c)	351,005	8,723
Ciena Corp. (c)(e)	154,483	5,269
Cisco Systems, Inc. (c)(g)	318,655	8,626
NII Holdings, Inc., Class B (c)(e)	349,312	16,879
Nokia Corp. ADR (e)	735,625	28,241
Telefonica S.A. ADR (e)	39,630	3,868
Vodafone Group PLC ADR	156,695	5,848

		77,488

Total Common Stock (cost—$865,275)		1,210,506

WARRANTS (c)—1.2%
	Units
Financial Services—0.2%
Epistar Corp. (a)	474,000	2,032

Technology—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,400,305	16,060

Total Warrants (cost—$17,989)		18,092

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—30.7%
Collateral Invested for Securities on Loan (d)—13.6%
Allianz Dresdner Daily Asset Fund (f)	118,283,320	$118,283

	Principal Amount (000s)
Bayerische Landesbank, 4.962% due 9/23/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.097% due 10/15/08, FRN (a)	16,000	16,000
ING Bank NV, 4.50% due 1/2/08	55,000	55,000
Morgan Stanley, 4.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC, 5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	2,344	2,344

		214,627

Repurchase Agreement—17.1%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $270,461; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $150,010 including accrued interest; Federal Farm Credit Bank, 5.25% due 9/13/10, valued at $46,995 including accrued interest; Federal Home Loan Bank, 5.125% due 9/10/10, valued at $52,500 including accrued interest; and Freddie Mac, 6.875% due 9/15/10, valued at $26,309 including accrued interest (cost—$270,402)	270,402	270,402

Total Short-Term Investments (cost—$485,029)		485,029

OPTIONS PURCHASED (c)—4.9%
	Contracts
Call Options—4.9%
Apple, Inc. (CBOE), strike price $95, expires 3/20/08	2,449	25,475
Cisco Systems, Inc. (CBOE), strike price $17.50, expires 1/19/08	3,374	3,290
strike price $30, expires 4/19/08	20,603	1,957
strike price $35, expires 1/17/09	5,811	848
Focus Media Holding Ltd. (CBOE), strike price $50, expires 1/19/08	3,903	2,771

30	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $490, expires 1/19/08	224	$4,693
strike price $520, expires 1/17/09	180	3,941
strike price $590, expires 1/17/09	166	2,849
Intel Corp. (CBOE), strike price $25, expires 1/19/08	7,173	1,435
MEMC Electronic Materials, Inc. (CBOE), strike price $70, expires 4/19/08	1,350	3,064
Microsoft Corp. (CBOE), strike price $22.50, expires 1/19/08	6,652	8,781
strike price $32.50, expires 1/17/09	8,585	5,108
Network Appliance, Inc. (CBOE), strike price $30, expires 1/17/09	7,010	1,928
Salesforce.com, Inc. (CBOE), strike price $45, expires 1/19/08	2,581	4,581
strike price $55, expires 1/17/09	3,917	6,600

		77,321

Put Options—0.0%
Citrix Systems, Inc. (CBOE), strike price $35, expires 3/22/08	1,053	132

Total Options Purchased (cost—$31,639)		77,453

Total Investments before options written and securities sold short (cost—$1,399,932)—113.5%		1,791,080

OPTIONS WRITTEN (c)—(2.1)%
Call Options—(0.7)%
Apple, Inc. (CBOE), strike price $210, expires 4/19/08	3,300	(5,495)
Baidu.com, Inc. (CBOE), strike price $440, expires 1/19/08	322	(171)
Ciena Corp. (CBOE), strike price $45, expires 4/19/08	1,544	(100)
Citrix Systems, Inc. (CBOE), strike price $40, expires 3/22/08	1,053	(216)
Electronic Arts, Inc. (CBOE), strike price $65, expires 1/19/08	3,285	(17)
Gamestop Corp. (CBOE), strike price $65, expires 1/19/08	1,903	(247)
Nokia Corp. (CBOE), strike price $40, expires 4/19/08	5,160	(1,290)
Research In Motion Ltd. (CBOE), strike price $120, expires 3/22/08	1,486	(1,367)
strike price $125, expires 3/22/08	1,437	(1,063)
SINA Corp. (CBOE), strike price $50, expires 3/22/08	1,711	(385)

	Contracts	Value (000s)

Vodafone Group PLC (CBOE), strike price $30, expires 7/19/08	1,566	$(1,323)

		(11,674)

Put Options—(1.4)%
Apple, Inc. (CBOE), strike price $75, expires 3/20/08	3,078	(1)
strike price $80, expires 1/19/08	779	(1)
strike price $100, expires 1/19/08	1,154	(1)
strike price $105, expires 1/19/08	1,155	(4)
strike price $110, expires 1/19/08	517	(1)
Cisco Systems, Inc. (CBOE), strike price $23.75, expires 1/17/09	10,530	(1,886)
strike price $25, expires 1/19/08	4,690	(66)
strike price $25, expires 4/19/08	20,603	(1,937)
strike price $30, expires 1/17/09	5,811	(2,731)
Cree, Inc. (CBOE), strike price $17.50, expires 6/21/08	8,916	(1,382)
EMC Corp. (CBOE), strike price $20, expires 4/19/08	2,787	(691)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 1/19/08	3,581	(36)
strike price $35, expires 1/19/08	2,278	(11)
Google, Inc. (CBOE), strike price $430, expires 1/19/08	460	(2)
strike price $450, expires 1/19/08	171	(1)
strike price $450, expires 1/17/09	270	(359)
strike price $520, expires 1/17/09	83	(220)
Intel Corp. (CBOE), strike price $17.50, expires 1/19/08	10,028	(10)
strike price $20, expires 1/19/08	8,608	(9)
MEMC Electronic Materials, Inc. (CBOE), strike price $60, expires 4/19/08	1,928	(255)
Microsoft Corp. (CBOE), strike price $27.50, expires 1/19/08	10,873	(11)
strike price $27.50, expires 1/17/09	4,389	(364)
strike price $29, expires 1/16/09	8,585	(938)
strike price $32.50, expires 1/17/09	5,539	(1,052)
Network Appliance, Inc. (CBOE), strike price $22.50, expires 1/17/09	3,505	(1,008)
strike price $25, expires 1/17/09	3,505	(1,402)
NII Holdings, Inc. (CBOE), strike price $40, expires 6/21/08	6,437	(2,156)

	Contracts	Value (000s)

NVIDIA Corp. (CBOE), strike price $27.5625, expires 1/19/08	5,191	$(26)
strike price $40, expires 1/17/09	2,602	(1,262)
ON Semiconductor Corp. (CBOE), strike price $7.50, expires 1/16/09	8,516	(804)
strike price $7.50, expires 1/17/09	9,374	(891)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/19/08	5,692	(74)
Research In Motion Ltd. (CBOE), strike price $83.30, expires 3/22/08	2,923	(497)
SAIC, Inc. (CBOE), strike price $17.50, expires 1/19/08	2,277	(17)
Salesforce.com, Inc. (CBOE), strike price $35, expires 1/19/08	2,682	(13)
strike price $37.50, expires 1/18/08	2,581	(2)
strike price $45, expires 1/17/09	3,917	(1,645)

		(21,766)

Total Options Written (premiums received—$56,532)		(33,440)

SECURITIES SOLD SHORT (c)—(3.8)%
	Shares
Building/Construction—(0.0)%
Aker Kvaerner ASA	1,000	(26)

Consumer Services—(0.3)%
Accenture Ltd., Class A	149,250	(5,377)

Electronics—(0.8)%
Flextronics International Ltd. (c)	1,046,520	(12,621)

Exchange-Traded Funds—(1.3)%
iShares Russell 2000 Index Fund	256,795	(19,496)

Information Technology—(0.2)%
Seagate Technology, Inc.	122,555	(3,121)

Technology—(1.2)%
Advanced Micro Devices, Inc. (c)	2,124,570	(15,934)
MEMC Electronic Materials, Inc. (c)	26,735	(2,366)
Texas Instruments, Inc.	23,262	(777)

		(19,077)

Total Securities Sold Short (proceeds—$65,718)		(59,718)

Total Investments net of options written and securities sold short (cost—$1,277,682) (b)—107.6%		1,697,922

Other liabilities in excess of other assets—(7.6%)		(120,069)

Net Assets—100.0%		$1,577,853

12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these Securities are not considered to be illiquid.

(b) Securities with an aggregate value of $195,452 representing 12.39% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $206,899; cash collateral of $214,627 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

(g) All or partial amount segregated as collateral for options written.

(h) Illiquid security.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
GDR—Global Depositary Receipt

32	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Statements of Assets and Liabilities

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$228,365	$60,279	$649,740
Investments in Affiliates, at value	—	—	31,317
Repurchase agreement, at value	27,702	—	—
Cash	3,532	1	1
Foreign currency, at value	492	3	367
Securities lending interest receivable (net)	—	—	14
Receivable for investments sold	4	4	—
Receivable for Fund shares sold	6,350	589	2,057
Dividends and interest receivable (net of foreign taxes)	177	48	1,077
Receivable from Adviser	170	—	—
Other assets	—	—	—
	266,792	60,924	684,573

Liabilities:
Payable for investments purchased	$16,309	$1,291	$4
Payable for securities sold short	—	—	—
Overdraft due to custodian	—	—	—
Options written, at value	—	—	—
Payable for Fund shares redeemed	269	39	7,195
Payable for collateral for securities on loan	—	—	50,503
Dividends payable	—	—	—
Investment advisory fees payable	167	32	305
Administration fees payable	100	22	286
Distribution fees payable	11	23	109
Servicing fees payable	28	11	99
Payable for organization expense	173	—	—
Payable to securities lending agent	—	—	—
Recoupment from Adviser	—	—	—
Other liabilities	—	—	—
	17,057	1,418	58,501
Net Assets	$249,735	$59,506	$626,072

Net Assets Consist of:
Paid-in-capital	$228,596	$52,567	$625,094
Undistributed (dividends in excess of) net investment income	(292)	(84)	(147)
Accumulated net realized gain (loss)	(6,904)	221	(19,804)
Net unrealized appreciation of investments, options written and foreign currency transactions	28,335	6,802	20,929
	$249,735	$59,506	$626,072

Net Assets:
Class D	$67,983	$3,129	$21,753
Other Classes	181,752	56,377	604,319

Shares Issued and Outstanding:
Class D	2,016	159	1,040
Other Classes	5,376	2,961	28,877

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$33.72	$19.70	$20.92

Cost of Investments	$200,030	$53,477	$628,833
Cost of Investments in Affiliates	$—	$—	$31,317
Cost of Repurchase Agreement	$27,702	$—	$—
Cost of Foreign Currency	$492	$3	$361
Premiums Received for Options Written	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$484,532	$1,101,889	$111,524	$50,612	$304,392	$87,870	$101,282	$1,402,395
85,971	192,044	26,858		51,157	7,267	—	118,283
—	—	—	—	—	—	—	270,402
—	—	1	—	—	1	—	4,173
769	—	—	39	1,119	—	5	—
47	71	26	—	33	3	1	127
—	3,227	1,784	—	2,698	1,623	—	202,570
1,620	7,726	576	770	341	333	335	7,958
980	2,923	1	17	144	65	64	253
—	—	—	—	—	—	—	—
—	1	—	—	—	—	—	—
573,919	1,307,881	140,770	51,438	359,884	97,162	101,687	2,006,161

$—	$—	$3,631	$1,088	$1,971	$2,454	$245	$110,720
—	—	—	—	—	—	—	59,718
—	—	—	—	—	—	—	630
—	—	1,117	—	—	—	—	33,440
2,456	3,370	708	57	1,520	91	68	7,011
108,962	238,617	32,672	—	65,513	9,494	4,617	214,627
—	—	—	—	—	—	—	69
331	492	68	25	233	51	38	1,108
213	469	34	17	113	34	44	480
96	158	6	7	61	7	36	159
80	184	21	7	52	17	17	203
—	—	—	—	—	—	—	—
—	—	—	—	345	1,204	—	—
—	—	—	1	—	—	—	—
149	—	—	—	—	—	11	143
112,287	243,290	38,257	1,202	69,808	13,352	5,076	428,308
$461,632	$1,064,591	$102,513	$50,236	$290,076	$83,810	$96,611	$1,577,853

$399,154	$1,009,353	$442,485	$40,976	$249,951	$90,481	$181,731	$1,305,782
(1,124)	724	(738)	(72)	(2,032)	(377)	(424)	(5,209)
3,753	21,046	(344,377)	(475)	(3,302)	(12,190)	(102,962)	(142,822)
59,849	33,468	5,143	9,807	45,459	5,896	18,266	420,102
$461,632	$1,064,591	$102,513	$50,236	$290,076	$83,810	$96,611	$1,577,853

$99,269	$73,577	$83,266	$5,716	$59,556	$61,484	$1,754	$263,561
362,363	991,014	19,247	44,520	230,520	22,326	94,857	1,314,292

6,219	2,794	3,240	246	1,967	2,493	110	5,265
23,026	37,632	765	1,919	7,736	926	6,044	26,000

$15.96	$26.34	$25.70	$23.24	$30.28	$24.67	$15.89	$50.06

$424,551	$1,068,423	$106,792	$40,806	$258,919	$81,974	$83,006	$1,011,247
$85,971	$192,044	$26,858	$—	$51,157	$7,267	$—	$118,283
$—	$—	$—	$—	$—	$—	$—	$270,402
$766	$—	$—	$38	$1,123	$—	$5	$—
$—	$—	$1,528	$—	$—	$—	$—	$56,532
$—	$—	$—	$—	$—	$—	$—	$65,718

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	35

Statements of Operations

For the Six Months Ended December 31, 2007 (unaudited)
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$241	$43	$391
Dividends, net of foreign withholding taxes	1,158	411	6,513
Securities lending income (net)	—	—	115
Miscellaneous income	6	—	—
Total Income	1,405	454	7,019

Expenses:
Investment advisory fees	713	186	2,104
Administration fees	417	133	1,978
Servicing fees — Class D	38	3	31
Distribution and/or servicing fees — Other Classes	106	202	1,421
Dividends on securities sold short	—	—	—
Trustees’ fees	6	2	29
Interest expense	—	—	32
Miscellaneous expense	4	—	—
Total Expenses	1,284	526	5,595
Net Investment Income (Loss)	121	(72)	1,424

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,878	1,549	8,845
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	(364)	15	32
Payments from Affiliates	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	3,930	628	(51,300)
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	12	—	9
Net Realized and Change in Unrealized Gain (Loss)	14,456	2,192	(42,414)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$14,577	$2,120	$(40,990)

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$481	$1,152	$36	$46	$198	$55	$17	$3,946
3,424	26,230	29	119	718	249	417	1,776
268	421	85	—	230	20	2	716
2	4	1	—	11	—	—	20
4,175	27,807	151	165	1,157	324	436	6,458

2,093	2,420	473	108	1,555	327	234	6,320
1,350	2,323	229	70	753	218	274	2,775
130	61	117	3	82	80	2	309
980	1,675	65	52	684	71	330	1,873
—	—	—	—	—	—	—	333
19	31	5	1	13	4	4	56
1	—	—	—	20	1	2	9
—	—	—	1	—	—	—	—
4,573	6,510	889	235	3,107	701	846	11,675
(398)	21,297	(738)	(70)	(1,950)	(377)	(410)	(5,217)

44,864	44,394	14,179	354	4,050	2,019	6,202	124,166
—	—	(800)	—	—	40	—	(36,271)
—	—	—	—	—	—	—	(11,921)
237	19	—	10	(73)	—	27	324
31	—	—	—	—	—	—	—

(36,936)	(33,901)	(8,769)	5,714	(19,909)	1,354	(2,807)	101,069
—	—	415	—	—	3	—	10,920
—	—	—	—	—	—	—	11,557
(33)	1	—	1	(9)	—	(5)	143
8,163	10,513	5,025	6,079	(15,941)	3,416	3,417	199,987
$7,765	$31,810	$4,287	$6,009	$(17,891)	$3,039	$3,007	$194,770

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$121	$(37)	$(72)	$(206)	$1,424	$7,100
Net realized gain on investments, options written, securities sold short and foreign currency transactions	10,514	5,667	1,564	4,424	8,877	70,685
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	3,942	16,411	628	5,073	(51,291)	46,296
Net increase (decrease) resulting from investment operations	14,577	22,041	2,120	9,291	(40,990)	124,081

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(146)	—	—	—	(302)	(90)
Other Classes	(199)	(36)	—	—	(7,837)	(2,009)
Class II — (Liquidated)	—	(28)	—	—	—	—
Net realized capital gains
Class D	(2,709)	—	(262)	(48)	(3,242)	(653)
Other Classes	(7,212)	(507)	(5,019)	(2,249)	(89,473)	(21,682)
Class II — (Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,266)	(898)	(5,281)	(2,297)	(100,854)	(24,434)

Fund Share Transactions:
Shares sold
Class D	74,117	3,789	1,884	1,045	7,452	27,606
Other Classes	123,849	48,193	12,820	14,594	122,380	385,135
Class II — (Liquidated)	—	7	—	—	—	—
Issued in reinvestment of dividends and distributions
Class D	2,798	—	258	48	2,864	707
Other Classes	6,423	543	4,137	1,837	81,541	19,355
Class II — (Liquidated)	—	354	—	—	—	—
Cost of shares redeemed
Class D	(8,724)	(216)	(294)	(470)	(13,819)	(5,310)
Other Classes	(37,476)	(10,411)	(5,591)	(10,608)	(171,296)	(148,994)
Class II — (Liquidated)	—	(14,699)	—	—	—	—
Net increase (decrease) from Fund share transactions	160,987	27,560	13,214	6,446	29,122	278,499
Fund Redemption Fees	168	5	2	—	15	27
Total Increase (Decrease) in Net Assets	165,466	48,708	10,055	13,440	(112,707)	378,173

Net Assets:
Beginning of period	84,269	35,561	49,451	36,011	738,779	360,606
End of period*	$249,735	$84,269	$59,506	$49,451	$626,072	$738,779
* Including undistributed (dividends in excess of) net investment income of:	$(292)	$(68)	$(84)	$(12)	$(147)	$6,568

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

$(398)	$(1,408)	$21,297	$4,254	$(738)	$(2,001)	$(70)	$(48)	$(1,950)	$(1,479)
45,101	22,370	44,413	15,910	13,379	156	364	396	3,977	20,500
31	—	—	—	—	—	—	—	—	—
(36,969)	78,103	(33,900)	65,734	(8,354)	13,301	5,715	2,954	(19,918)	32,429
7,765	99,065	31,810	85,898	4,287	11,456	6,009	3,302	(17,891)	51,450

—	—	(1,637)	(128)	—	—	—	(1)	—	—
—	—	(19,542)	(3,890)	—	—	—	(6)	—	—
—	—	—	—	—	—	—	—	—	—

(12,313)	(3,056)	(2,681)	(68)	—	—	(130)	(32)	(5,035)	—
(45,096)	(17,218)	(36,055)	(2,381)	—	—	(1,058)	(831)	(19,300)	—
—	—	—	—	—	—	—	—	—	—
(57,409)	(20,274)	(59,915)	(6,467)	—	—	(1,188)	(870)	(24,335)	—

27,646	80,885	68,769	9,340	717	2,503	5,005	563	13,345	42,455
77,805	110,738	553,575	340,403	2,975	6,006	26,342	8,985	36,227	73,094
—	—	—	—	—	—	—	—	—	—

12,097	2,990	4,203	192	—	—	123	26	4,991	—
30,328	11,027	35,683	4,746	—	—	961	825	16,308	—
—	—	—	—	—	—	—	—	—	—

(26,122)	(22,959)	(10,136)	(995)	(16,651)	(63,784)	(585)	(85)	(13,124)	(17,861)
(46,498)	(65,489)	(63,044)	(35,875)	(3,890)	(14,116)	(4,602)	(2,843)	(35,112)	(54,743)
—	—	—	—	—	—	—	—	—	—
75,256	117,192	589,050	317,811	(16,849)	(69,391)	27,244	7,471	22,635	42,945
33	42	46	38	3	1	43	3	7	17
25,645	196,025	560,991	397,280	(12,559)	(57,934)	32,108	9,906	(19,584)	94,412

435,987	239,962	503,600	106,320	115,072	173,006	18,128	8,222	309,660	215,248
$461,632	$435,987	$1,064,591	$503,600	$102,513	$115,072	$50,236	$18,128	$290,076	$309,660
$(1,124)	$(726)	$724	$606	$(738)	$—	$(72)	$(2)	$(2,032)	$(82)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(377)	$(491)	$(410)	$366	$(5,217)	$(11,580)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	2,059	6,962	6,229	6,827	76,298	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	1,357	5,472	(2,812)	9,680	123,689	133,714
Net increase resulting from investment operations	3,039	11,943	3,007	16,873	194,770	266,264

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	(17)	(18)	—	—
Other Classes	—	—	(541)	(400)	—	—
Net realized capital gains
Class D	—	—	—	—	(9,430)	—
Other Classes	—	—	—	—	(47,410)	—
Total Dividends and Distributions to Shareholders	—	—	(558)	(418)	(56,840)	—

Fund Share Transactions:
Shares sold
Class D	1,299	3,792	230	434	48,746	30,254
Other Classes	1,892	3,771	13,759	18,088	341,894	216,276
Issued in reinvestment of dividends and distributions
Class D	—	—	16	17	9,305	—
Other Classes	—	—	476	354	42,366	—
Cost of shares redeemed
Class D	(7,635)	(30,450)	(285)	(678)	(40,099)	(107,810)
Other Classes	(3,955)	(13,310)	(13,226)	(20,399)	(167,699)	(433,294)
Net increase (decrease) from Fund share transactions	(8,399)	(36,197)	970	(2,184)	234,513	(294,574)
Fund Redemption Fees	—	1	—	1	168	105
Total Increase (Decrease) in Net Assets	(5,360)	(24,253)	3,419	14,272	372,611	(28,205)

Net Assets:
Beginning of period	89,170	113,423	93,192	78,920	1,205,242	1,233,447
End of period*	$83,810	$89,170	$96,611	$93,192	$1,577,853	$1,205,242
* Including undistributed (dividends in excess of) net investment income of:	$(377)	$—	$(424)	$544	$(5,209)	$8

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class D
12/31/2007+	$30.47	$(0.02)	$4.81	$4.79	$(0.07)
8/21/2006 - 6/30/2007	20.13	(0.11)	10.45	10.34	—
NACM Global Fund
Class D
12/31/2007+	$20.67	$0.02	$0.95	$0.97	$—
6/30/2007	17.48	0.03	4.18	4.21	—
6/30/2006	15.44	0.08	2.64	2.72	—
6/30/2005	14.24	0.00 (e)	1.80	1.80	—
6/30/2004	11.72	(0.07)	3.53	3.46	—
7/19/2002 - 6/30/2003	10.00	(0.05)	1.80	1.75	(0.03)
NACM International Fund
Class D
12/31/2007+	$26.05	$0.07	$(1.45)	$(1.38)	$(0.29)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)
10/29/2004 - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)
NACM Pacific Rim Fund
Class D
12/31/2007+	$17.72	$0.00 (e)	$0.44	$0.44	$—
6/30/2007	14.05	(0.03)	4.77	4.74	—
6/30/2006	9.97	0.01	4.57	4.58	(0.07)
6/30/2005	9.23	0.02	0.85	0.87	—
6/30/2004	6.28	(0.03)	2.93	2.90	—
7/31/2002 - 6/30/2003	6.86	0.02	(0.60)	(0.58)	—
NFJ International Value Fund
Class D
12/31/2007+	$26.55	$0.73	$0.74	$1.47	$(0.64)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)
3/31/2005 - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.

42	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.50)	$(1.57)	$0.03		$33.72		15.84%		$67,983	1.74	%*	(0.13	)%*	71%
—	—	0.00	(e)	30.47		52.05		3,669	1.94		(0.49)		77

$(1.94)	$(1.94)	$—		$19.70		4.58%		$3,129	1.45	%*	0.20	%*	36%
(1.02)	(1.02)	0.00	(e)	20.67		24.74		1,460	1.46		0.14		102
(0.68)	(0.68)	0.00	(e)	17.48		17.48		654	1.47	(f)	0.45		114
(0.61)	(0.61)	0.01		15.44		12.86		73	1.57	(c)	0.02		148
(0.95)	(0.95)	0.01		14.24		30.44		23	1.56		(0.50)		203
—	(0.03)	—		11.72		17.55		33	1.55	*(b)	(0.53	)*	260

$(3.46)	$(3.75)	$—		$20.92		(5.45)%		$21,753	1.45	%*	0.54	%*	98%
(0.98)	(1.11)	0.00	(e)	26.05		24.90		29,959	1.49		1.58		166
(0.51)	(0.69)	0.00	(e)	21.84		39.20		3,768	1.47		1.80		152
—	(0.08)	—		16.26		10.34		80	1.45	*	2.79	*	107

$(2.20)	$(2.20)	$—		$15.96	(i)	2.23	%(i)	$99,269	1.76	%*	0.04	%*	45%
(1.07)	(1.07)	0.00	(e)	17.72		35.24		96,389	1.76		(0.16)		62
(0.44)	(0.51)	0.01		14.05	(g)	46.55	(g)	20,824	1.77		0.05		96
(0.13)	(0.13)	—		9.97		9.49		4,731	1.90	(c)	0.22		101
—	—	0.05		9.23		46.97		1,211	1.86		(0.34)		118
—	—	—		6.28		(8.45)		12	1.90	*	0.35	*	264

$(1.04)	$(1.68)	$—		$26.34		5.57%		$73,577	1.44	%*	5.31	%*	15%
(0.27)	(0.61)	—		26.55		41.30		14,043	1.46		2.01		26
(0.15)	(0.35)	0.01		19.30		28.09		3,409	1.50		3.07		25
—	(0.08)	—		15.37		1.61		20	1.31	*(d)	5.46	*	61
(e)	Less than $0.01 per share.
(f)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 4.54%
(i)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 per share and less than 0.01%, respectively.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Biotechnology Fund
Class D
12/31/2007+	$24.86	$(0.16)	$1.00	$0.84	$—
6/30/2007	23.29	(0.32)	1.89	1.57	—
6/30/2006	24.59	(0.36)	(0.94)	(1.30)	—
6/30/2005	25.67	(0.35)	(0.74)	(1.09)	—
6/30/2004	21.24	(0.37)	4.79	4.42	—
6/30/2003	15.96	(0.25)	5.53	5.28	—
RCM Global Resources Fund
Class D
12/31/2007+	$19.59	$(0.04)	$4.27	$4.23	$—
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)
3/31/2006 - 6/30/2006	16.42	0.00 (e)	0.64	0.64	—
RCM Global Small-Cap Fund
Class D
12/31/2007+	$34.78	$(0.18)	$(1.66)	$(1.84)	$—
6/30/2007	27.88	(0.07)	6.97	6.90	—
6/30/2006	22.47	(0.13)	5.53	5.40	—
6/30/2005	19.62	(0.10)	2.94	2.84	—
6/30/2004	13.54	(0.14)	6.21	6.07	—
6/30/2003	13.18	(0.10)	0.46	0.36	—
RCM Healthcare Fund
Class D
12/31/2007+	$23.82	$(0.09)	$0.94	$0.85	$—
6/30/2007	21.22	(0.09)	2.69	2.60	—
6/30/2006	21.18	(0.11)	0.15	0.04	—
6/30/2005	20.79	(0.06)	0.45	0.39	—
6/30/2004	18.64	(0.19)	2.34	2.15	—
6/30/2003	16.25	(0.15)	2.54	2.39	—
RCM International Growth Equity Fund
Class D
12/31/2007+	$15.48	$(0.03)	$0.60	$0.57	$(0.16)
6/30/2007	12.78	0.11	2.74	2.85	(0.15)
6/30/2006	10.01	0.07	2.84	2.91	(0.14)
6/30/2005	9.34	0.10	0.65	0.75	(0.09)
6/30/2004	7.44	0.00 (e)	1.99	1.99	(0.09)
6/30/2003	8.30	0.05	(0.93)	(0.88)	(0.05)
RCM Technology Fund
Class D
12/31/2007+	$44.86	$(0.18)	$7.26	$7.08	$—
6/30/2007	35.84	(0.36)	9.38	9.02	—
6/30/2006	33.29	(0.43)	2.97	2.54	—
6/30/2005	32.23	(0.41)	1.47	1.06	—
6/30/2004	24.26	(0.47)	8.44	7.97	—
6/30/2003	20.47	(0.25)	4.04	3.79	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$—	$—		$25.70		3.38%		$83,266	1.49	%*(k)	1.49	%*(k)	(1.22)%*	134%
—	—	0.00	(e)	24.86		6.79		95,565	1.54	(j)	1.51	(j)	(1.28)	60
—	—	0.00	(e)	23.29	(f)	(5.33	)(f)	147,035	1.57		1.57		(1.36)	147
—	—	0.01		24.59		(4.21)		230,378	1.60	(c)	1.60	(c)	(1.45)	139
—	—	0.01		25.67		20.86		325,334	1.61		1.61		(1.58)	121
—	—	—		21.24		33.08		319,143	1.61		1.61		(1.45)	145

$(0.61)	$(0.61)	$0.03		$23.24		21.81%		$5,716	1.45	%*	1.45	%*	(0.32)%*	20%
(1.33)	(1.35)	0.01		19.59		24.31		837	1.47		1.47		(0.48)	111
—	—	0.00	(e)	17.06		3.90		233	1.47	*	1.52	*	0.06 *	128

$(2.66)	$(2.66)	$—		$30.28		(5.36)%		$59,556	1.77	%*	1.77	%*	(1.03)%*	47%
—	—	0.00	(e)	34.78		24.75		63,232	1.76		1.76		(0.22)	80
—	—	0.01		27.88	(g)	24.08	(g)	31,328	1.77		1.77		(0.50)	73
—	—	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
—	—	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111
—	—	—		13.54		2.73		5,172	1.86		1.86	(b)	(0.87)	183

$—	$—	$—		$24.67		3.57%		$61,484	1.51	%*	1.51	%*	(0.77)%*	86%
—	—	0.00	(e)	23.82		12.20		65,554	1.55	(j)	1.55	(j)	(0.38)	254
—	—	0.00	(e)	21.22	(h)	0.24	(h)	83,410	1.57		1.57		(0.51)	280
—	—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
—	—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257
—	—	—		18.64		14.71		170,980	1.61		1.61		(0.94)	151

$—	$(0.16)	$—		$15.89		3.69%		$1,754	1.36	%*	1.36	%*	(0.41)%*	34%
—	(0.15)	0.00	(e)	15.48		22.44		1,744	1.37		1.37		0.81	52
—	(0.14)	0.00	(e)	12.78		29.26		1,639	1.38		1.38		0.60	79
—	(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
—	(0.09)	—		9.34		26.84		1,398	1.49		1.49		0.01	90
—	(0.05)	0.07		7.44		(9.68)		3,547	1.53		1.53		0.75	86

$(1.89)	$(1.89)	$0.01		$50.06		15.82%		$263,561	1.65	%*	1.65	%*	(0.73)%*	93%
—	—	0.00	(e)	44.86		25.20		219,831	1.66		1.66		(0.91)	209
—	—	0.01		35.84	(i)	7.66	(i)	246,345	1.64		1.64		(1.15)	272
—	—	—		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
—	—	—		32.23		32.85		216,760	1.76		1.76		(1.56)	206
—	—	—		24.26		18.51		155,574	1.76		1.76		(1.32)	237
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.
(j)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.
(k)	Effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	45

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Class D Shares of the Trust. Financial information for Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income except, the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been

46	Allianz Funds Semiannual Report	12.31.07

reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$123,410; NACM Global Fund—$16,481; NACM International Fund—$339,156; NACM Pacific Rim Fund—$187,371; NFJ International Value Fund—$653,559; RCM Biotechnology Fund—$2,687; RCM Global Resources Fund—$1,320; RCM Global Small-Cap Fund—$78,553; RCM Healthcare Fund—$667; RCM International Growth Equity Fund—$23,368; and RCM Technology Fund—$81,241.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2007 was $354,172. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

12.31.07	Allianz Funds Semiannual Report	47

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

The Funds may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%		N/A	N/A	0.45%	0.45%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% $7.5 billion and by an additional 0.025% $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% $10 billion.

(3)	The Fund’s advisory fee has been reduced by 0.10% to 0.80%. This advisory fee reduction will continue until at least December 31, 2008.

48	Allianz Funds Semiannual Report	12.31.07

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior-to Fund Shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situation as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $744,517 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

12.31.07	Allianz Funds Semiannual Report	49

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$240,349	$108,145
NACM Global Fund	24,524	18,546
NACM International Fund	663,488	735,227
NACM Pacific Rim Fund	215,298	201,442
NFJ International Value Fund	625,077	112,795
RCM Biotechnology Fund	149,687	165,796
RCM Global Resources Fund	29,276	5,784
RCM Global Small-Cap Fund	143,165	141,401
RCM Healthcare Fund	72,448	80,799
RCM International Growth Equity Fund	31,675	34,003
RCM Technology Fund	1,106,144	1,129,991

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	388	$37	186	$18	270,561	$51,367
Sales	10,402	2,599	5,537	809	193,460	61,704
Closing Buys	(6,708)	(1,108)	(5,106)	(788)	(216,901)	(46,645)
Exercises	—	—	—	—	—	—
Expirations	—	—	(617)	(39)	(48,338)	(9,894)
Balance at 12/31/2007	4,082	$1,528	—	$—	198,782	$56,532

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Emerging Markets Opportunities	$227,732	$36,464	$(8,129)	$28,335
NACM Global	53,477	9,257	(2,455)	6,802
NACM International	660,150	42,463	(21,556)	20,907
NACM Pacific Rim	510,522	85,573	(25,592)	59,981
NFJ International Value	1,260,467	83,839	(50,373)	33,466
RCM Biotechnology	133,650	14,224	(9,492)	4,732
RCM Global Resources	40,806	9,818	(12)	9,806
RCM Global Small-Cap	310,076	60,128	(14,655)	45,473
RCM Healthcare	89,241	9,136	(3,240)	5,896
RCM International Growth Equity	83,006	20,336	(2,060)	18,276
RCM Technology	1,399,932	411,870	(20,722)	391,148

50	Allianz Funds Semiannual Report	12.31.07

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	2,076	$74,117	129	$3,789	89	$1,884	55	$1,045	293	$7,452	1,169	$27,606
Other Classes	3,658	123,849	1,948	48,193	632	12,820	801	14,594	4,870	122,380	16,190	385,135
Issued in reinvestment of dividends and distributions
Class D	83	2,798	—	—	13	258	3	48	134	2,864	30	707
Other Classes	189	6,423	27	543	215	4,137	102	1,837	3,802	81,541	817	19,355
Cost of shares redeemed
Class D	(263)	(8,724)	(9)	(216)	(14)	(294)	(25)	(470)	(537)	(13,819)	(221)	(5,310)
Other Classes	(1,112)	(37,476)	(450)	(10,411)	(276)	(5,591)	(580)	(10,608)	(7,024)	(171,296)	(6,113)	(148,994)
Net increase resulting from Fund share transactions	4,631	$160,987	1,645	$41,898	659	$13,214	356	$6,446	1,538	$29,122	11,872	$278,499

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Biotechnology Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	1,520	$27,646	5,235	$80,885	2,481	$68,769	387	$9,340	27	$717	102	$2,503
Other Classes	4,419	77,805	7,242	110,738	20,133	553,575	14,521	340,403	115	2,975	244	6,006
Issued in reinvestment of dividends and distributions
Class D	743	12,097	204	2,990	158	4,203	8	192	—	—	—	—
Other Classes	1,878	30,328	758	11,027	1,339	35,683	201	4,746	—	—	—	—
Cost of shares redeemed
Class D	(1,483)	(26,122)	(1,482)	(22,959)	(374)	(10,136)	(42)	(995)	(631)	(16,651)	(2,572)	(63,784)
Other Classes	(2,652)	(46,498)	(4,343)	(65,489)	(2,333)	(63,044)	(1,574)	(35,875)	(151)	(3,890)	(577)	(14,116)
Net increase (decrease) resulting from Fund share transactions	4,425	$75,256	7,614	$117,192	21,404	$589,050	13,501	$317,811	(640)	$(16,849)	(2,803)	$(69,391)

12.31.07	Allianz Funds Semiannual Report	51

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM Healthcare Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	224	$5,005	33	$563	383	$13,345	1,284	$42,455	53	$1,299	164	$3,792
Other Classes	1,209	26,342	538	8,985	1,069	36,227	2,350	73,094	79	1,892	167	3,771
Issued in reinvestment of dividends and distributions
Class D	5	123	1	26	164	4,991	—	—	—	—	—	—
Other Classes	42	961	50	825	543	16,308	—	—	—	—	—	—
Cost of shares redeemed
Class D	(26)	(585)	(5)	(85)	(398)	(13,124)	(590)	(17,861)	(312)	(7,635)	(1,342)	(30,450)
Other Classes	(213)	(4,602)	(174)	(2,843)	(1,061)	(35,112)	(1,839)	(54,743)	(165)	(3,955)	(594)	(13,310)
Net increase (decrease) resulting from Fund share transactions	1,241	$27,244	443	$7,471	700	$22,635	1,205	$42,945	(345)	$(8,399)	(1,605)	$(36,197)

	RCM International Growth Equity Fund				RCM Technology Fund
	Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six Months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	15	$230	33	$434	986	$48,746	773	$30,254
Other Classes	875	13,759	1,326	18,088	6,780	341,894	5,397	216,276
Issued in reinvestment of dividends and distributions
Class D	1	16	1	17	187	9,305	—	—
Other Classes	31	476	25	354	845	42,366	—	—
Cost of shares redeemed
Class D	(19)	(285)	(49)	(678)	(808)	(40,099)	(2,747)	(107,810)
Other Classes	(856)	(13,226)	(1,502)	(20,399)	(3,449)	(167,699)	(10,997)	(433,294)
Net increase (decrease) resulting from Fund share transactions	47	$970	(166)	$(2,184)	4,541	$234,513	(7,574)	$(294,574)

52	Allianz Funds Semiannual Report	12.31.07

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the

Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	PAYMENT FROM AFFILIATE

During the six months ended December 31, 2007 Sub-Adviser reimbursed NACM Pacific Rim Fund $30,775 for realized losses resulting from trading errors.

12.31.07	Allianz Funds Semiannual Report	53

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and

54	Allianz Funds Semiannual Report	12.31.07

coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised By NACM (NACM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Pacific Rim, Global, Emerging Markets Opportunities and International Funds. Only one and three years of performance information were presented for each NACM Fund other than for the NACM Pacific Rim and International Funds (as to which five-year performance was presented) because of their short existences. For the NACM Emerging Markets Opportunities and Pacific Rim Funds, performance was above median for the performance universes for all periods. For the NACM Global and International Funds, performance was below median for the one-year period (in the third quartile) but was above median for all other periods.

NFJ International Value Fund. The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ International Value Funds. Only one and three years of performance information were presented for the NFJ International Value Fund because of its short existence. The comparative information showed that for the NFJ International Value Fund, performance was above median for the performance universe for all periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Technology, International Growth Equity, Global Small-Cap, Biotechnology,

Healthcare and Global Resources Funds. The comparative information showed that performance for the RCM Technology Fund was above median for its performance universe for all periods. Only one and three years of performance was presented for the RCM Global Resources Fund because of its short existence but was above the median for these periods. For the RCM Healthcare Fund, performance was below median for all periods (in the third quartile for the one- and five-year periods, and in the fourth quartile for the three-year period). For the RCM Biotechnology Fund, performance was below median for all periods (in the fourth quartile for the one- and three-year periods, and in the third quartile for the five-year periods). For the RCM Global Small-Cap Fund, performance was below median (in the third quartile) for the one- and three-year periods but was above median for the five-year period. For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods, and the Trustees determined that this Fund would receive additional attention from the Board in light of its performance issues.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets

12.31.07	Allianz Funds Semiannual Report	55

Board Approval of Investment Advisory and Portfolio Management Agreements   (Cont.)

(Unaudited)

December 31, 2007

attributable to particular share classes) and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

NACM Funds. For all NACM Funds, other than the NACM Pacific Rim Fund, advisory fees were below median for the expense group. For the NACM Pacific Rim Fund, advisory fees were above median (in the third quartile) for the expense group. For the NACM Global Fund, total expense ratios were below median for retail and institutional expense groups. For the NACM Emerging Markets Opportunities, International and Pacific Rim Funds, total expense ratios were above median (in the third quartile) for all expense groups.

NFJ International Value Fund. For the NFJ International Value Fund the advisory fees were below median for all expense groups, and total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group.

RCM Funds. For the RCM International Growth Equity, Global Resources and Healthcare Funds, the advisory fees were below median for the expense groups. For the RCM Biotechnology, Technology and Global Small-Cap Funds, the advisory fees were above median (in the third quartile for the RCM Biotechnology Fund, and in the fourth quartile for the RCM Technology and Global Small-Cap Funds) for the expense groups. For the RCM Biotechnology and International Growth Equity Funds, total expense ratios were below median for all expense groups. For the RCM Technology Fund, total expense ratios were above median for all expense groups (in the fourth quartile for the retail expense group, and in the third quartile for the institutional expense group). For the RCM Global Resources and Healthcare Funds, total expense ratios were above median (in the third quartile) for all expense groups. For the RCM Global Small-Cap Fund, total expense ratios were above median (in the fourth quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain series of the Trust. The Adviser agreed to the advisory fees as follows: for the RCM Biotechnology Fund, the existing waiver of 10 basis points remains in place for 2008, and for the RCM Healthcare Fund, the existing 5 basis points waiver will be eliminated as of January 1, 2008. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in

56	Allianz Funds Semiannual Report	12.31.07

managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the RCM Technology Fund, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Adviser also agreed to waive the administrative fee for the RCM Healthcare Fund by 5 basis points as of January 1, 2008. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	57

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ016SA_20080

Allianz Funds Semiannual Report

DECEMBER 31, 2007

Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUND

Allianz OCC Equity Premium Strategy Fund

GROWTH STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz OCC Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		19
Statements of Assets and Liabilities		38
Statements of Operations		40
Statements of Changes in Net Assets		42
Financial Highlights		46
Notes to Financial Statements		50
Board Approval of Investment Advisory and Portfolio Management Agreements		58

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	19
Allianz CCM Mid-Cap Fund	7	21
Allianz NACM Global Fund	8	23
Allianz NACM International Fund	9	24
Allianz NFJ Dividend Value Fund	10	26
Allianz NFJ Large-Cap Value Fund	11	27
Allianz NFJ Small-Cap Value Fund	12	28
Allianz OCC Equity Premium Strategy Fund	13	30
Allianz OCC Growth Fund	14	31
Allianz OCC Renaissance Fund	15	32
Allianz OCC Value Fund	16	34
Allianz RCM Large-Cap Growth Fund	17	35
Allianz RCM Mid-Cap Fund	18	37

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Allianz Funds semiannual report for the six months ended December 31, 2007.

The period was marked by significant volatility in U.S. and global capital markets. Structural problems in U.S. subprime mortgages, weakness in housing and rising fuel prices led to mixed results for the period. The S&P 500 Index, which serves as a broad measure of returns for the U.S. stock market, provided a -1.36% return for the period, primarily due to weakness in the financials and consumer discretionary sectors. The MSCI All Country World Index, which serves as a broad measure of global stock returns, advanced 3.93% for the period, as strength in the energy and telecommunications sectors overcame weakness among companies in the financial and consumer discretionary sectors.

The world’s emerging-market stocks generally continued to deliver the highest rates of return, led by economic growth and development in the BRIC countries (Brazil, Russia, India and China). Natural resource-oriented stock markets in Canada and Australia delivered positive returns, as did equity markets in Germany and Spain. U.S., U.K. and Japanese stock markets were generally down modestly for the period.

Large- and mid-cap growth stocks turned in flat to modest returns. Small-cap stocks and value stocks in all capitalization segments experienced share price declines. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, advanced 3.41%. Its counterpart, the Russell 1000 Value Index, posted a -6.03% return. The Russell Midcap Growth Index rose 0.41% to its value counterpart’s -9.31%. Smaller-capitalization stock returns lagged those of large- and mid-cap stocks for the period. The Russell 2000 Growth Index posted a -2.08% return; the Russell 2000 Value Index returned -13.08%.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 11, 2008

Semiannual Report	December 31, 2007	3

Important Infor mation About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/ Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Equity Premium Strategy/Institutional, OCC Growth/C, OCC Renaissance/C, OCC Value/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the R shares were first offered in 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s sales charges (if any) and different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-U.S. investment risk and focused investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

4	Allianz Funds

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/07 to 12/31/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2007	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in the industrials sector was the most significant contributor to the Fund’s outperformance of the benchmark during the period. Shares of Jacobs Engineering Group, a global engineering and infrastructure firm, boosted returns. The company benefited from the substantial build of infrastructure in various parts of the globe, including India, China and the Middle East. As the company derives significant revenue from the oil business, rising crude prices also helped boost the stock.

•

Stock selection in the consumer discretionary sector also benefitted the Fund. Online retailer Amazon saw its stock appreciate with the expansion of product lines beyond books and DVDs and into groceries, software services and digital videos and music. Amazon has benefited from a return to positive earnings and a fundamental change in the way Wall Street views the firm. Securities analysts have shifted their focus from Amazon’s total listings and new users to more traditional measures of retail success, such as revenue growth per user. The comparison with brick-and-mortar retailers rather than high-technology companies sent shares higher.

•

In the technology sector, shares of the silicon wafer maker MEMC Electronic Materials climbed through the period on reported sales and earnings growth as well as Wall Street reaction to the announcement of a 10-year deal to supply solar chips to Germany’s Conergy, an installer of photovoltaic systems.

•

Companies in the consumer staples sector weighed on the Fund’s relative performance during the period. Conagra Foods shares fell on a recall of Banquet Pot Pies and reports that a chemical used for butter flavoring in microwave popcorn is linked to a lung ailment in popcorn plant workers. Safeway shares weakened in the period on weak sales and earnings news.

•	Stock selection in health care also detracted from the Fund’s relative performance, as shares of Biogen Idec declined when the company couldn’t find a buyer.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class R	6.98%	16.81%	13.74%	6.46%	11.44%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	9.24%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	10.79%
Lipper Multi-Cap Growth Fund Average	4.53%	14.99%	15.45%	6.55%	11.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.33%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	28.8%
Financial Services	10.9%
Capital Goods	8.9%
Healthcare	8.8%
Energy	6.4%
Aerospace	4.8%
Consumer Services	3.8%
Industrial	3.8%
Other	23.1%
Cash & Equivalents — net	0.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,069.80	$1,018.45
Expenses Paid During Period	$6.92	$6.75

Expenses are equal to the ratio (1.33% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Among industrials, shares of industrial equipment distributor Agco were among the strongest contributors to the Fund. The company reported third-quarter profits that rose on a lower tax rate and strong global demand for farm machinery. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

Among health care stocks, shares of Intuitive Surgical, which the Fund sold in October, advanced during the period. The maker of medical robots that perform surgeries reported a doubling of quarterly profits on sales of its da Vinci surgical system. The system is designed to reproduce doctors’ hand movements during surgery.

•

Shares of financial companies, affected by subprime mortgage weakness, weighed on returns. CNA Financial, provider of property and casualty insurance, fell when the company reported weaker quarterly earnings. The drop was caused in large part by a previously announced $108 million after-tax settlement in its run-off business in the life and group non-core insurance unit. Run-off business refers to operations from expiring policies.

•

Stocks in the consumer discretionary sector had a negative impact on the Fund’s absolute performance and a positive impact on relative performance during the period. The Fund owned shares of Dollar Tree for most of the period but sold it at the end of November, when earnings came in line but revenues and guidance were both light. The company’s stock continued to fall for the remainder of the reporting period.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class R	6.24%	21.25%	16.71%	7.73%	11.99%
Russell Midcap Growth Index	0.41%	11.42%	17.89%	7.59%	10.76%
Lipper Mid-Cap Core Fund Average	–5.00%	5.90%	15.70%	9.40%	11.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.34%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	25.1%
Energy	12.5%
Capital Goods	9.4%
Financial Services	8.6%
Healthcare	6.3%
Consumer Staples	6.3%
Consumer Discretionary	5.8%
Chemicals	4.3%
Other	20.3%
Cash & Equivalents — net	1.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,062.40	$1,018.45
Expenses Paid During Period	$6.89	$6.75

Expenses are equal to the ratio (1.33% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	7

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s outperformance of the MSCI All Country World Index during the reporting period was driven by stock selection. Stock selection added the most value in the United States, the United Kingdom and the energy, financials and telecommunication services sectors.

•

Notable performers included Hess Corp., a U.S. oil company that advanced on news of a major oil discovery near where it has a substantial interest; Standard Chartered; a U.K. financial services firm with strong momentum in its wholesale banking division; and China Mobile, a Chinese wireless services provider that benefited from robust subscriber growth.

•	Stock selection in Germany and the information technology and industrials sectors had the largest negative impact on performance versus the benchmark.

•

Notable detractors included Commerzbank, a German financial services firm with exposure to the U.S. subprime market; Sumco, a Japanese manufacturer of silicon wafers that was hurt by a sluggish growth outlook; and Adecco, a Swiss staffing company that experienced weak demand.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class R	4.50%	16.16%	20.30%	—	19.36%
MSCI All Country World Index	1.61%	11.65%	18.24%	—	15.87%
Lipper Global Multi-Cap Growth Fund Average	4.16%	15.75%	18.65%	—	16.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.71%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United States	36.8%
United Kingdom	7.4%
Germany	7.3%
Japan	6.7%
Spain	4.7%
Hong Kong	4.1%
Italy	3.9%
France	3.6%
Other	21.0%
Cash & Equivalents — net	4.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,045.00	$1,016.54
Expenses Paid During Period	$8.79	$8.67

Expenses are equal to the ratio (1.71% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was especially weak in the United Kingdom, Germany and the industrials and financials sectors. Positions that lagged included Alliance & Leicester, a U.K. mortgage bank that wrote down impaired assets; Salzgitter, a German steel producer that was impacted by expectations for a slowdown in European construction; and Trelleborg, a Swedish industrial conglomerate that faced potential fines related to competitive practices.

•

The Fund’s sector allocations also detracted from relative performance. An underweighting in consumer staples was particularly unfavorable, as investors gravitated toward this defensive sector amid volatility in the equity markets.

•

Stock selection in Switzerland and the information technology sector boosted relative performance, as did an overweighting in Hong Kong. Hong Kong was one of the best-performing countries in the index, buoyed by rapid growth in neighboring China.

•	The Fund’s top contributor was Nintendo, the Japanese video game company. Nintendo reported impressive revenue and earnings growth, driven by brisk sales of both console and handheld products.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class R	–5.56%	3.08%	24.00%	—	13.32%
MSCI EAFE Index	0.39%	11.18%	21.59%	—	10.12%
Lipper International Multi-Cap Core Fund Average	1.61%	12.18%	20.77%	—	10.29%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.73%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Country Allocation

United Kingdom	23.7%
Japan	12.3%
Germany	11.9%
Spain	7.4%
Switzerland	7.3%
France	6.4%
Australia	6.3%
Hong Kong	4.1%
Other	18.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$944.40	$1,016.59
Expenses Paid During Period	$8.31	$8.62

Expenses are equal to the ratio (1.70% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	9

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection as well as an overweight position in the energy sector helped performance relative to the benchmark. Brazil’s state-run oil firm Petroleo Brasileiro, or Petrobras, benefited from higher oil prices and news that tests at a second well in the Tupi oil field near Rio de Janeiro confirmed the discovery of light oil. By November, the company had announced that the Tupi field has estimated reserves of 5-8 billion barrels of oil equivalent (BOE). In December, Petrobras hit a new daily domestic oil output record of 2 million barrels per day as the result of six new platforms that entered operations in 2007. The company continues to deliver positive performance, backed by Brazil’s strong economy and global demand for oil.

•

In the information technology sector, shares of disc drive maker Seagate Technology benefited returns as a better-than-expected market for personal computers and improved pricing for the company’s memory devices boosted share prices. Analysts expect the consumer tech market to continue expanding. Strong holiday sales of high tech devices, in an otherwise lackluster retail season, also helped the stock.

•

Stock selection in the financials sector detracted from Fund performance. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

Stock selection in the consumer discretionary sector weighed on performance. Gannett, the largest U.S. newspaper publisher, continued to be impacted by the downturn in classified advertising for homes, help wanted and autos. As more readers turn to the Internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue. In addition, newspapers face stiff online competition from Craigslist, Monster.com and similar websites.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class R	–4.13%	3.98%	15.67%	—	12.07%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	—	7.16%
Lipper Equity Income Fund Average	–3.07%	4.00%	13.05%	—	6.60%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.30%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Energy	19.2%
Financial Services	16.8%
Consumer Staples	13.1%
Consumer Discretionary	11.5%
Healthcare	10.4%
Telecommunications	6.0%
Industrial	6.0%
Materials & Processing	5.8%
Other	7.7%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$958.70	$1,018.70
Expenses Paid During Period	$6.30	$6.50

Expenses are equal to the ratio (1.28% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the period as concerns over weakness in subprime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their smaller capitalization counterparts and growth stocks outperformed value stocks at all capitalization levels.

•

Stock selection in materials helped boost performance. Shares of copper giant Freeport-McMoRan Copper & Gold benefited from its expanding copper production capacity, rising commodity prices and a long-term positive outlook for the industry. Late in the period, industrial metal producers and steel companies gave up some of the year’s gains as signs of slowing in the global economy inspired more cautious estimates of sales and earnings growth.

•

In the health care sector, shares of drug maker Merck rose to become the one of sector’s biggest gainers of 2007 after the company negotiated an end to Vioxx lawsuits and enjoyed strong launches of key new drug therapies. Shares of managed care provider Cigna also advanced in the period, boosted by an enthusiastic response by investors to the company’s announced plans to purchase Great-West Healthcare. The acquisition is seen as strengthening Cigna’s position in western U.S. markets.

•

Stock selection among financial services stocks detracted from performance relative to the benchmark. Shares of Washington Mutual, a consumer and small business banking company, fell during the period with the downturn of the mortgage industry and overall credit tightening. To boost capital, the company cut its dividend 73%, raised cash by issuing new convertible preferred stock, cut more than 3,000 jobs in its home loans unit and exited the subprime lending business.

•

An overweight position in the consumer discretionary sector detracted from returns as compared to the benchmark. Gannett, the largest U.S. newspaper publisher and owner of USA Today, continued to be impacted by the downturn in ads for home sales, help-wanted and automotive. As more readers turn to the internet, online classified revenue has increased, but not fast enough to offset decreases in print revenue.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class R	–4.83%	3.23%	14.64%	—	11.01%
Russell Top 200 Value Index	–4.84%	0.24%	13.12%	—	4.86%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	—	6.02%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	22.5%
Energy	15.9%
Consumer Discretionary	12.4%
Materials & Processing	9.8%
Healthcare	7.8%
Industrial	7.5%
Consumer Staples	7.2%
Telecommunications	6.0%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$951.70	$1,018.50
Expenses Paid During Period	$6.48	$6.70

Expenses are equal to the ratio (1.32% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	11

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks lost momentum in the second half of 2007 as weakness in financials and consumer discretionary stocks intensified and major market indexes turned down in the fourth quarter. Concerns over troubled subprime mortgage securities and the effects of a deflating price bubble in housing weighed on markets. Growth stocks outperformed value stocks in the period and mid- and large-cap stocks held up better than small caps.

•

Stock selection in industrials companies helped the Fund’s performance relative to the benchmark. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance.

•

An overweight position and stock selection in the materials sector contributed positively to returns. Shares of Agnico Eagle Mines advanced in the period as a falling U.S. dollar boosted shares of gold producers. A declining dollar can sometimes act as a boost for gold, as investors shift assets to safer havens during periods of inflation.

•

Stock selection in the industrials sector detracted from relative performance during the period. Shares of Arkansas Best, a trucking company, declined among falling shipping rates and rising fuel costs.

•

An overweight position in the energy sector contributed positively to returns versus the benchmark however, stock selection detracted. Shares of crude oil refiner Western Refining drifted lower amid generally negative sentiment for refiners. Weaker demand, rising use of ethanol and the return to operations of a few large refineries dampened investor enthusiasm for independent refiners. Disappointing third-quarter earnings resulted from lower refining margins and planned maintenance on facilities contributing to lower output at Western’s plants.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class R	–4.83%	5.86%	17.01%	10.38%	13.35%
Russell 2000 Value Index	–13.08%	–9.77%	15.80%	9.06%	13.46%
Lipper Small-Cap Value Fund Average	–12.37%	–5.54%	14.94%	8.82%	12.16%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Industrial	21.0%
Financial Services	18.5%
Materials & Processing	13.4%
Energy	13.2%
Utilities	10.7%
Consumer Staples	6.6%
Consumer Discretionary	6.4%
Healthcare	4.0%
Other	2.6%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$951.70	$1,017.75
Expenses Paid During Period	$7.21	$7.46

Expenses are equal to the ratio (1.47% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the S&P 500 Index, energy and consumer staple stocks showed the biggest gains, while financial and consumer discretionary stocks had largest losses. Growth stocks outperformed value issues.

•

The Fund benefited from the relative performance of its technology stocks, led by Internet firm Google, which advanced in response to higher earnings and increased online advertising. Credit card franchising and transaction processing company MasterCard rose on stronger-than-expected third-quarter earnings as the company capitalized on growth opportunities in international and emerging markets.

•

The Fund’s industrial holdings also outperformed. Diversified manufacturer Textron was the top contributor in the sector, advancing on strong third-quarter revenues and earnings. Diversified manufacturer United Technologies similarly gained on higher profits.

•

Financial stocks were the biggest detractors. Bond insurer MBIA fell in response to a third-quarter loss and investor concerns about a potential credit downgrading. Credit rating firm Moody’s declined on disappointing quarterly earnings and a downward revision of the company’s 2007 earnings guidance.

•	The Fund’s telecommunications stocks also underperformed. Telecom services provider Sprint Nextel was down on concerns about recent declines in the company’s market share.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class R	–2.30%	5.09%	11.53%	9.07%	11.63%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	11.27%
Lipper Large-Cap Core Fund Average	–1.13%	5.73%	11.70%	5.04%	9.86%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.53%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	22.9%
Financial Services	16.4%
Healthcare	13.0%
Energy	10.4%
Capital Goods	7.9%
Consumer Staples	7.4%
Telecommunications	5.9%
Aerospace	5.2%
Other	10.8%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$977.00	$1,017.50
Expenses Paid During Period	$7.55	$7.71

Expenses are equal to the ratio (1.52% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	13

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Large-cap growth stocks performed well in the second half of 2007 despite turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Growth Index, energy and materials stocks posted the biggest gains, while telecommunications services and consumer discretionary stocks had the biggest losses.

•

The Fund outperformed the index due to stock selection across most market sectors, led by its industrial investments. Diversified manufacturer Textron was the top contributor in the industrial sector, advancing on strong third-quarter revenues and earnings. Metal components manufacturer Precision Castparts gained in response to improved earnings and continued strong demand in its major end markets.

•

The Fund also outperformed in the technology, consumer discretionary, materials, health care and consumer staples sectors. Internet firm Goggle was the top contributor among the Fund’s tech holdings, rising sharply on higher quarterly earnings and the continued growth of online advertising. Hilton Hotels led the Fund’s consumer discretionary stocks, while agricultural products supplier Monsanto was the leading contributor in materials.

•

Energy stocks were the largest detractors relative to the index. The Fund’s energy investments rose nearly 10%, but this trailed the 14% return of the index’s energy sector. Drilling contractor Diamond Offshore was the biggest contributor, advancing on higher earnings, while drilling contractor Nabors Industries was the biggest detractor, declining when earnings weakened.

•

The Fund’s telecommunications investments lagged due to NII Holdings, which provides wireless telecom services in Latin America. The company posted better-than-expected third-quarter earnings and showed continued strong subscriber growth. Nonetheless, the company’s stock declined on investor concerns about increased competition and lower-than-expected subscriber growth in Mexico.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class R	6.89%	18.34%	14.22%	4.96%	11.83%
Russell 1000 Growth Index	3.41%	11.82%	12.11%	3.83%	11.51%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	10.80%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.41%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	34.1%
Healthcare	20.8%
Financial Services	11.3%
Energy	6.3%
Consumer Staples	5.1%
Capital Goods	4.1%
Chemicals	3.3%
Aerospace	3.0%
Other	10.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,068.90	$1,018.10
Expenses Paid During Period	$7.28	$7.10

Expenses are equal to the ratio (1.40% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

The stock market declined in the second half of 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell Midcap Value Index, energy stocks posted the largest gains, while consumer discretionary, telecom services and financial issues were down the most.

•

The Fund outperformed the index in every market sector except consumer discretionary and telecom services. Its energy stocks also performed well. Oil and gas company Hess Oil was the top contributor, rising in response to escalating crude oil prices and sharply higher earnings. Offshore energy production and processing equipment FMC Technologies was also a major contributor to relative performance.

•

Aerospace and defense supplier Goodrich was a top contributor in the industrial sector, advancing on higher earnings and increased management guidance. Phosphate and potash producer Mosaic was a leading contributor in materials, rising on strong demand and prices for its products, which are used in fertilizer. Among financial stocks, a top contributor was specialty insurance company Assurant, as the growth of its creditor-placed homeowners insurance business accelerated due to fallout in the housing industry.

•

Bond insurer MBIA was the biggest detractor from performance during the reporting period, falling due to a third-quarter loss and investor concerns about a potential credit downgrading. Commercial lender CIT Group declined on analyst fears that the company’s loan portfolio might hold greater default risk than previously believed. Other detractors included telecom services firm Sprint Nextel and retailer Family Dollar Stores.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class R	–2.50%	5.32%	15.51%	11.64%	12.94%
Russell Midcap Value Index	–9.31%	–1.43%	17.91%	10.18%	13.58%
Lipper Multi-Cap Core Fund Average	–1.49%	6.42%	13.32%	7.07%	10.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.50%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	30.7%
Utilities	14.9%
Aerospace	6.3%
Technology	6.2%
Consumer Staples	6.1%
Energy	6.0%
Healthcare	4.3%
Materials & Processing	4.1%
Other	22.1%
Cash & Equivalents — net	–0.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$975.00	$1,018.10
Expenses Paid During Period	$7.05	$7.20

Expenses are equal to the ratio (1.42% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	15

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined in the second half of 2007 in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and consumer staple stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included software developer VMware and data storage company EMC.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, also outperformed. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund’s health care investments also performed well. A top contributor was health benefits provider WellPoint, which benefited from enrollment growth in its health plans and improved control of operating expenses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the sub-prime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to a third-quarter loss and investor concerns that its credit rating might be downgraded.

•	Among consumer discretionary stocks, homebuilder D.R. Horton was the biggest detractor from Fund performance, reflecting the impact of the housing downturn.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class R	–10.01%	–6.03%	14.18%	9.37%	12.17%
Russell 1000 Value Index	–6.03%	–0.17%	14.62%	7.68%	12.17%
Lipper Large-Cap Value Fund Average	–4.71%	2.25%	13.09%	6.24%	10.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.35%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Financial Services	37.3%
Energy	17.2%
Consumer Staples	8.8%
Healthcare	8.3%
Capital Goods	6.2%
Building & Construction	5.9%
Consumer Discretionary	5.1%
Aerospace	4.9%
Other	5.4%
Cash & Equivalents — net	0.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$899.90	$1,018.35
Expenses Paid During Period	$6.45	$6.85

Expenses are equal to the ratio (1.35% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

The third-quarter bounce in equity markets, which followed central bankers’ efforts to calm credit markets, was short-lived, as financial institutions began to disclose the extent of their expected write-offs. U.S. stocks disappointed investor expectations for a year-end rally.

•

In large cap, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. Large caps also outpaced small caps, making large-cap growth the best performing segment of the U.S. market during the period.

•

Stock selection in technology was a strong contributor to Fund performance during the period, as investors rotated into names like Apple and Google, which continued to deliver positive returns. Apple’s strength was driven by strong global acceptance of the iPhone, one of the top technology stories of 2007, as well as market-share gains in the iMac computer line. GrassrootsSM has been exceptionally helpful in testing market growth assumptions.

•

Conversely, consumer discretionary holdings, specifically in retail, detracted from the Fund’s returns. The sector was plagued by higher fuel costs, a weak housing market and warm weather, which impacts winter apparel sales. The Fund sold stocks exposed to apparel and fashion during the period, including Coach and Nordstrom.

•

A major change in the Fund’s positioning was a reduction in exposure to the consumer discretionary and financials sectors and an increase in technology. Financials represented the Fund’s largest sector underweighting as of December 31, 2007.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class R	5.61%	12.74%	10.58%	6.26%	8.31%
S&P 500 Index	–1.36%	5.50%	12.83%	5.91%	8.15%
Lipper Large-Cap Growth Fund Average	6.13%	14.17%	11.75%	5.00%	6.51%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	27.1%
Healthcare	13.5%
Energy	8.0%
Financial Services	7.7%
Consumer Staples	5.9%
Telecommunications	4.5%
Oil & Gas	4.5%
Capital Goods	3.5%
Other	16.7%
Cash & Equivalents — net	8.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,056.10	$1,018.35
Expenses Paid During Period	$6.98	$6.85

Expenses are equal to the ratio (1.35% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Semiannual Report	December 31, 2007	17

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

During the second half of 2007, investors across the globe faced the fallout from the subprime mortgage market meltdown and increasing concerns about the health of the U.S. economy. Mid-cap stocks lost ground during the period yet still finished the year higher than where they started, just trailing large caps.

•

In terms of style, growth beat value during the reporting period. This marked a significant switch to growth leadership in the market. The Russell Midcap Growth Index outpaced its value counterpart during the six months ending December 31, 2007.

•

Stock selection in food beverage & tobacco and materials had a positive impact on the Fund’s relative returns during the reporting period and an underweighting retail stocks was also positive for performance.

•

Energy stocks National Oilwell Varco and Southwestern Energy Corp. helped boost the Fund’s returns during the period. Drilling equipment manufacturer National Oilwell Varco’s shares appreciated, as the company reported strong earnings for the third quarter of 2007.

•	In contrast, communications equipment and telecommunication services stocks detracted from the Fund’s relative returns during the period.

•

Telecommunication services stocks NII Holdings Inc. and MetroPCS Communications were top detractors from overall Fund performance during the period. Wireless communications provider NII Holdings Inc. lost ground amid slowing third quarter subscriber growth and investors’ fears that competition was increasing in Mexico. The company also announced a new CEO and the authorization of a new stock repurchase plan.

Average Annual Total Return for the period ended December 31, 2007

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class R	–0.06%	13.60%	13.96%	6.76%	14.52%
Russell Midcap Index	–3.93%	5.59%	18.22%	9.91%	14.73%
Lipper Mid-Cap Growth Fund Average	3.03%	16.48%	16.44%	7.78%	12.43%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.38%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2007

Industry/Sectors

Technology	24.1%
Healthcare	12.6%
Energy	11.3%
Consumer Discretionary	7.8%
Financial Services	7.5%
Consumer Services	6.9%
Consumer Staples	5.6%
Materials & Processing	4.6%
Other	16.5%
Cash & Equivalents — net	3.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$999.40	$1,018.20
Expenses Paid During Period	$6.94	$7.00

Expenses are equal to the ratio (1.38% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Allianz Funds

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Aerospace—4.8%
General Dynamics Corp.	235,600	$20,966
Goodrich Corp.	276,630	19,533
Lockheed Martin Corp.	177,750	18,710
Raytheon Co.	343,250	20,835

		80,044

Building/Construction—1.3%
Jacobs Engineering Group, Inc. (c)(e)	225,490	21,559

Capital Goods—8.9%
Cooper Industries Ltd., Class A	422,280	22,330
Honeywell International, Inc.	325,260	20,026
Manitowoc Co., Inc.	430,080	21,001
McDermott International, Inc. (c)	381,540	22,522
Parker Hannifin Corp.	280,085	21,093
SPX Corp.	191,670	19,713
Textron, Inc.	308,210	21,976

		148,661

Chemicals—2.8%
Celanese Corp., Ser. A	507,660	21,484
Monsanto Co.	226,730	25,324

		46,808

Communications—1.0%
Omnicom Group, Inc. (e)	346,960	16,491

Consumer Discretionary—2.5%
McDonald’s Corp.	347,810	20,489
Nike, Inc., Class B	329,810	21,187

		41,676

Consumer Services—3.8%
Accenture Ltd., Class A	566,580	20,414
McKesson Corp.	300,840	19,708
Owens-Illinois, Inc. (c)(e)	477,030	23,613

		63,735

Consumer Staples—3.8%
Bunge Ltd.	163,370	19,018
Coca-Cola Co.	356,670	21,889
Loews Corp.-Carolina Group	252,800	21,564

		62,471

Energy—6.4%
Apache Corp.	204,100	21,949
Marathon Oil Corp.	310,280	18,884
National-Oilwell Varco, Inc. (c)	284,390	20,891
Occidental Petroleum Corp.	322,960	24,865
Valero Energy Corp.	270,920	18,972

		105,561

Financial Services—10.9%
Assurant, Inc.	266,460	17,826
Charles Schwab Corp.	937,650	23,957
Chubb Corp.	309,010	16,866
CME Group, Inc. (e)	34,908	23,947
Everest Re Group Ltd.	176,300	17,701
MetLife, Inc.	300,330	18,506
Prudential Financial, Inc.	214,290	19,938
State Street Corp.	273,440	22,203
Travelers Cos., Inc.	390,130	20,989

		181,933

Healthcare—8.8%
Aetna, Inc.	370,360	21,381
Amgen, Inc. (c)	362,510	16,835
Baxter International, Inc.	364,090	21,135
Gilead Sciences, Inc. (c)(e)	506,860	23,321

	Shares	Value (000s)

Medco Health Solutions, Inc. (c)(e)	242,530	$24,593
Merck & Co., Inc.	358,940	20,858
Wyeth	428,070	18,916

		147,039

Industrial—3.8%
AGCO Corp. (c)	297,650	20,234
Deere & Co. (e)	248,650	23,154
Northrop Grumman Corp.	248,190	19,518

		62,906

Information Technology—1.1%
Seagate Technology, Inc. (e)	715,320	18,241

Materials & Processing—2.4%
Freeport-McMoRan Copper & Gold, Inc.	186,830	19,139
Precision Castparts Corp.	153,800	21,332

		40,471

Multi-Media—1.1%
Walt Disney Co.	540,400	17,444

Oil & Gas—2.2%
Exxon Mobil Corp.	229,400	21,493
Transocean, Inc. (e)	108,022	15,463

		36,956

Retail—2.5%
Costco Wholesale Corp.	287,040	20,024
Gap, Inc.	965,200	20,539

		40,563

Technology—28.8%
Adobe Systems, Inc. (c)	452,690	19,343
Amazon.com, Inc. (c)(e)	251,870	23,333
Apple, Inc. (c)	180,680	36,415
Autodesk, Inc. (c)	418,200	20,810
BMC Software, Inc. (c)	574,930	20,491
Cisco Systems, Inc. (c)	937,240	25,371
Corning, Inc.	844,580	20,262
eBay, Inc. (c)	535,270	17,766
EMC Corp. (c)	1,242,330	23,020
Emerson Electric Co.	416,580	23,603
Harris Corp.	344,950	21,622
Hewlett-Packard Co.	543,270	27,424
Intel Corp.	1,051,430	28,031
International Business Machines Corp.	192,880	20,850
MasterCard, Inc., Class A (e)	128,680	27,692
MEMC Electronic Materials, Inc. (c)	311,350	27,551
Microsoft Corp.	964,100	34,949
NVIDIA Corp. (c)(e)	627,310	21,341
Oracle Corp. (c)(e)	956,990	21,609
Thermo Fisher Scientific, Inc. (c)	342,800	19,773

		481,256

Telecommunications—2.4%
AT&T, Inc.	471,640	19,601
Juniper Networks, Inc. (c)(e)	630,210	20,923

		40,524

Total Common Stock (cost—$1,376,085)		1,654,339

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.1%
Collateral Invested for Securities on Loan (d)—8.6%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
4.56%	5,000	4,450
Canadian Imperial Bank,
5.118% due 3/17/08, FRN	5,000	5,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.64% due 5/9/08, FRN	10,000	10,002
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
5.025% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	9,000	9,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	9,201	9,201
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	600	600

		141,654

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $58,211; collateralized by Fannie Mae, 5.125%-5.30% due 4/1/10- 4/16/10, valued at $38,928 including accrued interest; Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $20,372 including accrued interest; and Federal Home Loan Bank, 4.875% due 5/14/10, valued at $62 including accrued interest (cost—$58,198)	58,198	58,198

Total Short-Term Investments (cost—$203,382)		199,852

Total Investments (cost—$1,579,467)—111.4%		1,854,191

Liabilities in excess of other assets—(11.4%)		(189,921)

Net Assets—100.0%		$1,664,270

12.31.07	Allianz Funds Semiannual Report	19

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $142,679; cash collateral of $146,902 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

20	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.6%
Aerospace—3.8%
Alliant Techsystems, Inc. (c)(e)	166,510	$18,942
Goodrich Corp.	263,260	18,589
Rockwell Collins, Inc.	218,670	15,738

		53,269

Capital Goods—9.4%
Cummins, Inc. (e)	127,350	16,221
Fluor Corp.	127,070	18,517
Foster Wheeler Ltd. (c)	136,770	21,202
Harsco Corp.	290,780	18,630
Manitowoc Co., Inc.	357,400	17,452
SPX Corp.	204,180	21,000
Textron, Inc.	263,990	18,822

		131,844

Chemicals—4.3%
Celanese Corp.	467,660	19,791
FMC Corp.	337,770	18,426
Mosaic Co. (c)	235,140	22,183

		60,400

Consumer Discretionary—5.8%
GameStop Corp., Class A (c)(e)	331,180	20,570
Hasbro, Inc. (e)	591,520	15,131
Tiffany & Co. (e)	306,680	14,116
TJX Cos., Inc.	483,070	13,879
Yum! Brands, Inc.	453,360	17,350

		81,046

Consumer Services—3.7%
Apollo Group, Inc., Class A (c)	254,620	17,861
Owens-Illinois, Inc. (c)(e)	387,440	19,178
Quanta Services, Inc. (c)(e)	553,230	14,517

		51,556

Consumer Staples—6.3%
Bunge Ltd. (e)	165,080	19,217
Church & Dwight Co., Inc.	305,320	16,508
Molson Coors Brewing Co. (e)	345,700	17,845
Pepsi Bottling Group, Inc.	426,560	16,832
UST, Inc. (e)	318,680	17,464

		87,866

Energy—12.5%
Cameron International Corp. (c)(e)	358,700	17,264
First Solar, Inc. (c)	79,950	21,358
FMC Technologies, Inc. (c)	300,090	17,015
Frontier Oil Corp.	390,030	15,828
Hess Corp.	195,660	19,734
Mirant Corp. (c)(e)	335,050	13,060
National-Oilwell Varco, Inc. (c)	240,900	17,697
Noble Corp.	298,830	16,887
Noble Energy, Inc.	250,050	19,884
St. Mary Land & Exploration Co.	451,520	17,433

		176,160

Financial Services—8.6%
Affiliated Managers Group, Inc. (c)(e)	132,200	15,528
BlackRock, Inc.	88,470	19,180
Cigna Corp.	303,680	16,317
Janus Capital Group, Inc.	471,070	15,475
MF Global Ltd. (c)	571,220	17,976
Nasdaq Stock Market, Inc. (c)(e)	396,490	19,622
PartnerRe Ltd. (e)	203,600	16,803

		120,901

	Shares	Value (000s)

Healthcare—6.3%
Express Scripts, Inc. (c)	247,420	$18,062
Hologic, Inc. (c)(e)	254,560	17,473
Hospira, Inc. (c)	396,170	16,893
Invitrogen Corp. (c)(e)	179,340	16,752
Millennium Pharmaceuticals (c)	1,259,120	18,861

		88,041

Industrial—1.6%
AGCO Corp. (c)(e)	330,690	22,480

Insurance—3.4%
Arch Capital Group Ltd. (c)	226,860	15,959
Philadelphia Consolidated Holding Co. (c)	382,380	15,047
Unum Group	682,050	16,226

		47,232

Machinery—1.2%
Flowserve Corp.	174,300	16,768

Materials & Processing—2.2%
Lubrizol Corp.	235,930	12,778
Precision Castparts Corp.	129,010	17,894

		30,672

Retail—1.0%
BJ’s Wholesale Club, Inc. (c)	430,620	14,568

Technology—25.1%
Activision, Inc. (c)	781,060	24,081
Ametek, Inc.	355,840	16,667
Amphenol Corp., Class A	387,610	17,973
Applera Corp.-Applied Biosystems Group	477,130	16,184
Avnet, Inc. (c)	477,570	16,701
Ciena Corp. (c)(e)	377,770	12,886
Cognizant Technology Solutions Corp. (c)	441,700	14,991
Cypress Semiconductor Corp. (c)	588,950	22,104
Dolby Laboratories, Inc., Class A (c)	309,640	15,395
Energizer Holdings, Inc. (c)(e)	150,607	16,888
Expedia, Inc. (c)(e)	497,950	15,745
Factset Research Systems, Inc. (e)	236,210	13,157
McAfee, Inc. (c)	468,500	17,569
MEMC Electronic Materials, Inc. (c)	194,610	17,221
Mettler Toledo International, Inc. (c)	146,240	16,642
NCR Corp. (c)	628,280	15,770
NVIDIA Corp. (c)(e)	503,350	17,124
Thomas & Betts Corp. (c)(e)	330,070	16,187
Total System Services, Inc. (e)	588,140	16,468
Western Digital Corp. (c)	591,220	17,861
Xerox Corp.	1,003,440	16,246

		353,860

Telecommunications—2.2%
Juniper Networks, Inc. (c)(e)	523,430	17,378
NeuStar, Inc., Class A (c)(e)	495,330	14,206

		31,584

Utilities—1.2%
Energen Corp.	271,690	17,451

Total Common Stock (cost—$1,182,714)		1,385,698

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.6%
Collateral Invested for Securities on Loan (d)—19.2%
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	$10,000	$8,900
5.243%	7,000	6,230
Bank of America N.A.,
4.58% due 1/2/08	4,000	4,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	45,000	45,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	3,000	3,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	6,225	5,100
4.795%, FRN	4,150	3,400
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	38,000	38,000
Dexia Bank S.A.,
4.60% due 1/2/08	50,000	50,000
Dorada Finance, Inc.,
5.238% due 7/7/08, FRN (a)(f)(h)	5,000	4,999
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
4.50% due 1/2/08	45,000	45,000
K2, Inc., FRN (a)(f)(h),
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	1,000	1,000
Morgan Stanley,
4.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(f)(h)	10,000	10,001
Suntrust Bank,
1.00% due 1/2/08	216	216
Svenska Handelsbanken,
3.25% due 1/2/08	5,000	5,000

		267,847

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $19,163; collateralized by Federal Home Loan Bank, 4.625% due 2/18/11, valued at $19,547 including accrued interest (cost—$19,159)	19,159	19,159

Total Short-Term Investments (cost—$290,752)		287,006

Total Investments (cost—$1,473,466)—119.2%		1,672,704

Liabilities in excess of other assets—(19.2%)		(269,427)

Net Assets—100.0%		$1,403,277

12.31.07	Allianz Funds Semiannual Report	21

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $265,468; cash collateral of $273,009 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

22	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Australia—1.4%
BHP Billiton Ltd.	24,805	$867

Belgium—1.1%
Fortis	25,892	680

China—2.3%
AAC Acoustic Technology Holdings, Inc. (a)	444,000	591
China Mobile Ltd.	46,500	810

		1,401

Finland—1.4%
Outotec Oyj	15,763	855

France—3.6%
Total S.A.	11,443	948
Veolia Environnement	12,806	1,166

		2,114

Germany—7.3%
Commerzbank AG	11,169	425
Continental AG	6,661	871
Henkel KGaA	18,449	943
Siemens AG	8,175	1,300
Tognum AG (a)	27,536	825

		4,364

Greece—0.8%
OPAP S.A.	11,760	470

Hong Kong—4.1%
Hutchison Whampoa Ltd.	46,000	518
Jardine Matheson Holdings Ltd.	32,800	906
Kowloon Development Co., Ltd.	198,000	508
Melco International Development	357,000	533

		2,465

Indonesia—1.7%
PT Indosat Tbk.	1,086,500	991

Ireland—2.5%
Anglo Irish Bank Corp. PLC	41,682	668
Icon PLC ADR (a)	12,900	798

		1,466

Israel—2.2%
Israel Chemicals Ltd.	101,116	1,288

Italy—3.9%
Finmeccanica Spa	24,698	792
Geox SpA	30,785	620
Unicredito Italiano SpA	107,621	885

		2,297

Japan—6.7%
Aichi Corp.	32,600	313
Asics Corp.	53,000	759
Chugai Pharmaceutical Co., Ltd.	44,000	629
Joint Corp.	17,200	332
Mitsubishi Tokyo Financial Group, Inc.	70,100	661
Nitori Co., Ltd.	9,400	450
Sony Corp. ADR	15,100	820

		3,964

Netherlands—2.4%
Koninklijke (Royal) Philips Electronics NV	19,455	834
Koninklijke Ahold NV (a)	41,387	573

		1,407

	Shares	Value (000s)

South Korea—0.5%
Osstem Implant Co., Ltd. (a)	8,370	$284

Spain—4.7%
Banco Santander Central Hispano S.A.	38,384	829
Tecnicas Reunidas S.A.	11,984	766
Telefonica S.A.	36,770	1,192

		2,787

Sweden—0.8%
Telefonaktiebolaget LM Ericsson	215,000	503

Switzerland—2.6%
Nestle S.A.	2,373	1,090
Sika AG	250	469

		1,559

United Kingdom—7.4%
ARM Holdings PLC	174,091	429
IG Group Holdings PLC	112,148	902
International Power PLC	105,261	949
Standard Chartered PLC	34,083	1,244
Wellstream Holdings PLC (a)	40,679	876

		4,400

United States—36.8%
3M Co.	9,800	826
Affiliated Managers Group, Inc. (a)	7,100	834
AFLAC, Inc.	13,400	839
Ansys, Inc. (a)	18,700	775
Apollo Investment Corp.	31,800	542
Apple, Inc. (a)	5,900	1,169
Bristol-Myers Squibb Co.	27,600	732
Coca-Cola Co.	14,000	859
Corning, Inc.	41,900	1,005
Devon Energy Corp.	11,100	987
Genzyme Corp. (a)	10,100	752
Helmerich & Payne, Inc.	28,400	1,138
Hess Corp.	11,400	1,150
ITT Industries, Inc.	11,700	773
Marathon Oil Corp.	14,100	858
Merck & Co., Inc.	17,700	1,029
Morgan Stanley	6,100	324
Motorola, Inc.	61,200	982
Oracle Corp. (a)	39,100	883
Praxair, Inc.	9,100	807
Procter & Gamble Co.	16,200	1,189
Spansion LLC, Class A (a)	88,700	349
Thermo Fisher Scientific, Inc. (a)	16,800	969
Waters Corp. (a)	13,200	1,044
XTO Energy, Inc.	20,625	1,059

		21,874

Total Common Stock (cost—$49,302)		56,036

WARRANTS (a)—1.3%
	Units
Taiwan—1.3%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$689)	121,952	757

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $3,487; collateralized by Fannie Mae 5.50%, due 7/9/10, valued at $3,557 including accrued interest (cost—$3,486)	$3,486	$3,486

Total Investments (cost—$53,477) (b)—101.3%		60,279

Liabilities in excess of other assets—(1.3%)		(773)

Net Assets—100.0%		$59,506

Notes to Schedule of Investments
(amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $31,257, representing 52.5% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	23

Schedule of Investments

NACM International Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Australia—6.3%
BHP Billiton Ltd. (d)	209,645	$7,329
Challenger Financial Services Group Ltd. (d)	666,164	2,885
Commonwealth Bank of Australia (d)	235,957	12,166
Leighton Holdings Ltd. (d)	173,288	9,169
Qantas Airways Ltd.	1,083,548	5,148
Rio Tinto Ltd.	23,644	2,751

		39,448

Belgium—0.5%
Tessenderlo Chemie NV	64,766	3,137

China—1.1%
China Resources Power Holdings Co.	1,066,000	3,691
Lee & Man Paper Manufacturing Ltd.	658,000	2,869

		6,560

Denmark—1.7%
FLSmidth & Co. AS	56,500	5,761
Novo Nordisk AS	76,700	5,007

		10,768

Finland—3.2%
Kesko Oyj	60,065	3,284
Nokia Oyj	437,646	16,813

		20,097

France—6.4%
BNP Paribas	42,152	4,573
Electricite de France	22,211	2,646
France Telecom S.A.	285,609	10,245
Peugeot S.A.	118,991	9,016
Renault S.A.	22,405	3,178
Total S.A.	129,204	10,698

		40,356

Germany—11.9%
BASF AG	92,935	13,782
BAYER AG	80,663	7,377
DaimlerChrysler AG	153,959	14,922
Deutsche Boerse AG	27,704	5,468
E.ON AG	65,073	13,834
RWE AG	44,066	6,178
Salzgitter AG	18,664	2,789
Volkswagen AG (d)	43,021	9,889

		74,239

Greece—1.4%
Coca Cola Hellenic Bottling Co. S.A.	99,090	4,276
National Bank of Greece S.A.	67,897	4,656

		8,932

Hong Kong—4.1%
ASM Pacific Technology	202,500	1,475
Cathay Pacific Airways Ltd.	2,377,000	6,174
Hang Lung Group Ltd.	493,000	2,679
Hong Kong Exchange & Clearing Ltd.	247,000	6,912
Kingboard Chemical Holdings Ltd.	372,000	2,169
New World Development Ltd.	1,426,000	5,010
Orient Overseas International Ltd.	130,000	956

		25,375

Ireland—0.3%
Irish Life & Permanent PLC	118,227	2,048

	Shares	Value (000s)

Italy—2.2%
Enel SpA	655,102	$7,790
Eni SpA	161,317	5,887

		13,677

Japan—12.3%
Daiichi Sankyo Co., Ltd.	80,500	2,477
Daikin Industries Ltd.	71,900	4,010
East Japan Railway Co.	210	1,727
Glory Ltd	109,000	2,505
Japan Tobacco, Inc.	194	1,147
KDDI Corp.	609	4,506
Mitsui & Co., Ltd.	320,000	6,682
Mitsui OSK Lines Ltd.	519,000	6,561
Mitsumi Electric Co., Ltd. (d)	66,200	2,215
Nikon Corp.	58,000	1,973
Nintendo Co., Ltd.	15,300	8,983
Nippon Telegraph & Telephone Corp.	752	3,738
Olympus Corp.	83,000	3,383
Shima Seiki Manufacturing Ltd.	56,500	2,591
Sony Corp. (d)	160,500	8,745
Sumitomo Corp.	444,100	6,214
Suzuken Co., Ltd.	56,700	2,018
Tokai Rika Co., Ltd.	70,400	2,171
Toshiba Corp. (d)	159,000	1,173
Yamada Denki Co., Ltd.	36,700	4,140

		76,959

Norway—2.0%
DNB NOR ASA	596,800	9,079
Yara International ASA	79,200	3,642

		12,721

Singapore—2.9%
Jardine Cycle & Carriage Ltd.	201,000	3,001
Oversea-Chinese Banking Corp.	440,000	2,508
Singapore Airlines Ltd.	240,070	2,884
Singapore Exchange Ltd.	704,000	6,449
Singapore Petroleum Co., Ltd.	382,000	1,994
Wing Tai Holdings Ltd.	847,000	1,567

		18,403

Spain—7.4%
ACS Actividades Construcciones y Servicios S.A.	111,129	6,581
Banco Santander Central Hispano S.A.	627,761	13,558
Iberdrola S.A.	391,274	5,928
Mapfre S.A. (d)	578,715	2,539
Telefonica S.A.	551,097	17,865

		46,471

Sweden—3.2%
Alfa Laval AB	45,300	2,544
Hennes & Mauritz AB, Ser. B	108,350	6,545
Nordea Bank AB	230,400	3,861
Trelleborg AB	192,400	4,015
Volvo AB, Ser. B	170,750	2,857

		19,822

Switzerland—7.3%
ABB Ltd.	491,917	14,183
Credit Suisse Group	33,430	2,012
Nestle S.A.	19,403	8,910
Swatch Group AG	7,902	2,376
Temenos Group AG (b)	131,974	3,247
Zurich Financial Services AG	50,201	14,733

		45,461

United Kingdom—23.7%
Aggreko PLC	163,645	1,718
Amec PLC	188,841	3,157

	Shares	Value (000s)

Anglo American PLC	77,331	$4,694
Barclays PLC	238,748	2,411
BG Group PLC	173,501	3,981
BHP Billiton PLC	239,132	7,292
BP PLC	1,142,063	13,956
British American Tobacco PLC	143,897	5,625
Charter PLC (b)	215,719	3,398
De La Rue PLC	183,020	3,558
Game Group PLC	200,317	992
Imperial Tobacco Group PLC	67,305	3,640
Old Mutual PLC	1,919,575	6,396
Rio Tinto PLC (d)	53,241	5,603
Royal Bank of Scotland Group PLC	316,791	2,797
Royal Dutch Shell PLC, Class A	195,257	8,243
Royal Dutch Shell PLC, Class B	443,547	18,490
Stagecoach Group PLC	836,738	4,702
Standard Chartered PLC	212,412	7,752
Standard Life PLC	547,531	2,743
Unilever PLC	330,086	12,380
Vodafone Group PLC	3,701,639	13,896
WM Morrison Supermarkets PLC	1,114,280	7,119
Xstrata PLC	54,557	3,828

		148,371

Total Common Stock (cost—$591,938)		612,845

SHORT-TERM INVESTMENTS—10.9%
Collateral Invested for Securities on Loan (c)—8.1%
Allianz Dresdner Daily Asset Fund (e)	31,317,287	31,317

	Principal Amount (000s)
Dexia Bank S.A.,
4.60% due 1/2/08	$9,000	9,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Suntrust Bank,
1.00% due 1/2/08	186	186

		50,503

Repurchase Agreement—2.8%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $17,713; collateralized by Federal Farm Credit Bank, 4.75% due 5/7/10, valued at $18,068 including accrued interest (cost—$17,709)	17,709	17,709

Total Short-Term Investments (cost—$68,212)		68,212

Total Investments (cost—$660,150) (a)—108.8%		681,057

Liabilities in excess of other assets—(8.8%)		(54,985)

Net Assets—100.0%		$626,072

24	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NACM International Fund

December 31, 2007 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $612,845, representing 97.89% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $47,976; cash collateral of $50,503 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	25

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Consumer Discretionary—11.5%
Black & Decker Corp. (d)	2,030,600	$141,431
CBS Corp., Class B (d)	5,000,000	136,250
Gannett Co., Inc. (d)	4,400,000	171,600
Home Depot, Inc.	5,896,100	158,841
Mattel, Inc. (d)	8,500,000	161,840
V.F. Corp. (d)	1,498,800	102,908
Whirlpool Corp. (d)	1,491,900	121,784

		994,654

Consumer Staples—13.1%
Altria Group, Inc.	3,000,000	226,740
Anheuser-Busch Cos., Inc.	3,500,000	183,190
Coca-Cola Co.	2,500,000	153,425
Kimberly-Clark Corp.	2,400,000	166,416
Kraft Foods, Inc., Class A	6,300,000	205,569
Reynolds American, Inc. (d)	2,900,000	191,284

		1,126,624

Energy—19.2%
Anadarko Petroleum Corp.	2,344,300	153,997
Chevron Corp.	2,423,400	226,176
ConocoPhillips	2,500,000	220,750
Diamond Offshore Drilling, Inc. (d)	572,700	81,323
Halliburton Co.	294,200	11,215
Marathon Oil Corp.	4,300,000	262,716
Occidental Petroleum Corp.	3,400,000	262,784
Petroleo Brasileiro S.A. ADR	924,700	106,563
Royal Dutch Shell PLC ADR (d)	2,121,900	178,664
Total S.A. ADR	1,373,000	113,410
Transocean, Inc.	286,200	40,969

		1,658,567

Financial Services—16.8%
Allstate Corp.	4,000,000	208,920
Bank of America Corp.	4,000,000	165,040
Duke Realty Corp., REIT (d)	500,000	13,040
JPMorgan Chase & Co.	3,000,000	130,950
Key Corp.	4,000,000	93,800
Lincoln National Corp.	2,800,000	163,016
Merrill Lynch & Co., Inc. (d)	2,500,000	134,200
Regions Financial Corp. (d)	8,500,000	201,025
Travelers Cos., Inc.	3,500,000	188,300
Wachovia Corp.	3,800,000	144,514
Washington Mutual, Inc.	147,200	2,003

		1,444,808

Healthcare—10.4%
GlaxoSmithKline PLC ADR (d)	7,500,000	377,925
Pfizer, Inc.	16,000,000	363,680
Wyeth	3,611,000	159,570

		901,175

Industrial—6.0%
Caterpillar, Inc.	2,360,700	171,292
Norfolk Southern Corp.	4,000,000	201,760
RR Donnelley & Sons Co.	3,700,000	139,638

		512,690

Information Technology—3.1%
Seagate Technology, Inc. (d)	10,500,000	267,750

	Shares	Value (000s)

Materials & Processing—5.8%
Alcoa, Inc.	5,500,000	$201,025
Dow Chemical Co.	7,500,000	295,650

		496,675

Telecommunications—6.0%
AT&T, Inc.	4,000,000	166,240
Verizon Communications, Inc.	3,800,000	166,022
Windstream Corp.	14,000,000	182,280

		514,542

Utilities—4.6%
Ameren Corp. (d)	3,330,600	180,552
Sempra Energy	3,500,000	216,580

		397,132

Total Common Stock (cost—$8,191,081)		8,314,617

SHORT-TERM INVESTMENTS—7.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—4.3%
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	$45,000	45,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	40,000	35,600
4.56%	20,000	17,800
4.57%	10,000	8,900
4.572%	10,000	8,900
4.581%	10,000	8,900
4.865%	25,000	22,250
5.243%	25,000	22,250
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	30,000	30,001
Cheyne Capital LLC (a)(b)(e)(f)(g)(h),
4.795%, FRN	4,150	3,400
CIT Group, Inc.,
4.589% due 5/9/08, FRN	12,000	12,002
Dorada Finance, Inc., FRN (a)(e)(g),
4.839% due 4/25/08	7,000	7,500
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	15,000	14,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2 (a),
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	8,000	8,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	10,000	10,000
K2, Inc., FRN (a)(e)(g),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC, FRN (a)(e)(g),
5.199% due 4/1/08	5,000	5,000
5.205% due 4/1/08	9,000	9,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(g)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Rabobank,
2.50% due 1/2/08	$11,688	$11,688
Sigma Finance, Inc.,
4.556% due 5/16/08, FRN (a)(e)(g)	30,000	30,003
Suntrust Bank,
1.00% due 1/2/08	4,676	4,676

		372,868

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $229,177; collateralized by Federal Home Loan Bank, 4.375%-4.625% due 10/22/10-2/18/11, valued at $134,778 including accrued interest; and Freddie Mac, 4.125%-5.25% due 10/18/10-2/24/11, valued at $98,936 including accrued interest (cost—$229,127)	229,127	229,127

Total Short-Term Investments (cost—$617,645)		601,995

Total Investments (cost—$8,808,726)—103.5%		8,916,612

Liabilities in excess of other assets—(3.5%)		(305,579)

Net Assets—100.0%		$8,611,033

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $378,631; cash collateral of $389,368 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

26	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—12.4%
Carnival Corp., UNIT	457,000	$20,332
CBS Corp. (a)	771,600	21,026
Fortune Brands, Inc.	137,200	9,928
Gannett Co., Inc.	532,700	20,775
General Motors Corp. (a)	489,000	12,171
Harley-Davidson, Inc. (a)	114,600	5,353
Home Depot, Inc.	351,300	9,464
Johnson Controls, Inc.	272,800	9,832
Macy's, Inc.	221,400	5,728
McDonald's Corp.	82,800	4,878
Paccar, Inc.	208,099	11,337

		130,824

Consumer Staples—7.2%
Altria Group, Inc.	281,900	21,306
Anheuser-Busch Cos., Inc.	197,400	10,332
Archer-Daniels-Midland Co.	513,000	23,818
Kimberly-Clark Corp.	299,900	20,795

		76,251

Energy—15.9%
Apache Corp.	313,400	33,703
ConocoPhillips	379,000	33,466
Diamond Offshore Drilling, Inc.	68,400	9,713
Halliburton Co.	530,500	20,111
Marathon Oil Corp.	536,700	32,664
Transocean, Inc.	34,082	4,879
Valero Energy Corp.	471,100	32,991

		167,527

Financial Services—22.5%
Allstate Corp.	730,700	38,165
Bank of America Corp.	650,800	26,852
Citigroup, Inc.	862,800	25,401
MetLife, Inc.	450,400	27,754
Morgan Stanley	375,500	19,943
ProLogis, REIT (a)	143,900	9,120
Regions Financial Corp. (a)	1,132,700	26,788
Simon Property Group, Inc., REIT	98,000	8,512
Travelers Cos., Inc.	527,800	28,396
Wachovia Corp. (a)	700,000	26,621
Washington Mutual, Inc.	13,700	186

		237,738

Healthcare—7.8%
Cigna Corp.	382,300	20,541
Johnson & Johnson	309,400	20,637
Merck & Co., Inc.	367,200	21,338
Pfizer, Inc.	874,100	19,868

		82,384

Industrial—7.5%
3M Co.	122,100	10,295
Burlington Northern Santa Fe Corp.	121,800	10,137
Caterpillar, Inc.	265,800	19,286
General Electric Co.	279,300	10,354
Masco Corp. (a)	448,200	9,686
Northrop Grumman Corp.	254,400	20,006

		79,764

Information Technology—1.9%
Hewlett-Packard Co.	199,800	10,086
Xerox Corp.	582,000	9,423

		19,509

	Shares	Value (000s)

Materials & Processing—9.8%
Alcoa, Inc.	576,500	$21,071
Dow Chemical Co.	736,000	29,013
Freeport-McMoRan Copper & Gold, Inc.	211,814	21,698
International Paper Co.	308,200	9,980
Nucor Corp.	189,000	11,193
PPG Industries, Inc. (a)	149,000	10,464

		103,419

Telecommunications—6.0%
AT&T, Inc.	787,700	32,737
Verizon Communications, Inc.	697,700	30,482

		63,219

Utilities—2.9%
Dominion Resources, Inc.	226,000	10,723
Edison International	364,600	19,459

		30,182

Total Common Stock (cost—$993,425)		990,817

SHORT-TERM INVESTMENTS—11.5%
Collateral Invested for Securities on Loan (b)—6.6%
Allianz Dresdner Daily Asset Fund (c)	59,340,307	59,340

	Principal Amount (000s)
Rabobank,
2.50% due 1/2/08	$10,559	10,560

		69,900

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $50,943; collateralized by Freddie Mac, 4.125%-6.875% due 9/15/10-10/18/10, valued at $51,955 including accrued interest (cost—$50,932)	$50,932	$50,932

Total Short-Term Investments (cost—$120,832)		120,832

Total Investments (cost—$1,114,257)—105.4%		1,111,649

Liabilities in excess of other assets—(5.4)%		(56,638)

Net Assets—100.0%		$1,055,011

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $67,347; cash collateral of $69,900 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	27

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—6.4%
ArvinMeritor, Inc. (e)	2,373,000	$27,835
Belo Corp. (e)	2,135,400	37,241
Brown Shoe Co., Inc.	666,750	10,115
Cato Corp., Class A (e)	1,445,500	22,637
CKE Restaurants, Inc. (e)	850,000	11,220
Dover Downs Gaming & Entertainment, Inc. (e)	540,600	6,082
Ethan Allen Interiors, Inc. (e)	1,399,200	39,877
Kellwood Co. (e)	788,700	13,124
Lancaster Colony Corp.	710,000	28,187
Sonic Automotive, Inc., Class A (e)	1,728,400	33,462
Thor Industries, Inc. (e)	1,184,400	45,019

		274,799

Consumer Staples—6.6%
Corn Products International, Inc.	1,288,000	47,334
JM Smucker Co.	916,500	47,145
Loews Corp. - Carolina Group	489,000	41,712
PepsiAmericas, Inc. (e)	1,285,200	42,823
Pilgrim's Pride Corp. (e)	1,665,900	48,228
Universal Corp. (e)	931,500	47,711
Zep, Inc. (c)	422,000	5,853

		280,806

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,413,400	62,826
Buckeye Partners L.P. (e)	915,000	45,210
Cabot Oil & Gas Corp. (e)	1,500,000	60,555
Cimarex Energy Co.	1,231,900	52,393
Frontier Oil Corp.	915,300	37,143
Holly Corp.	840,100	42,753
Lufkin Industries, Inc.	530,600	30,398
Magellan Midstream Partners L.P. (e)	1,234,000	53,506
NuStar Energy L.P. (e)	395,000	21,053
St. Mary Land & Exploration Co.	1,492,000	57,606
Suburban Propane Partners L.P. (e)	379,100	15,384
TC Pipelines L.P.	242,300	8,771
Tidewater, Inc. (e)	845,000	46,357
Tsakos Energy Navigation Ltd.	421,200	15,597
Western Refining, Inc. (e)	685,000	16,584

		566,136

Financial Services—18.5%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	22,666
Amcore Financial, Inc.	177,200	4,022
American Equity Investment Life Holding Co. (e)	1,463,300	12,131
American Financial Group, Inc. (e)	1,538,000	44,417
Asta Funding, Inc. (e)	140,200	3,707
BancorpSouth, Inc.	1,155,000	27,270
Bank of Hawaii Corp. (e)	898,900	45,970
CBL & Associates Properties, Inc., REIT	1,315,000	31,442
Cullen/Frost Bankers, Inc.	914,300	47,519
Delphi Financial Group, Inc., Class A (e)	1,094,500	38,614
Equity One, Inc., REIT (e)	1,700,800	39,169
First Industrial Realty Trust, Inc., REIT (e)	1,197,000	41,416
FirstMerit Corp. (e)	414,900	8,302
Frontier Financial Corp. (e)	676,400	12,561
Fulton Financial Corp. (e)	600,500	6,738
Healthcare Realty Trust, Inc., REIT (e)	1,695,000	44,237

	Shares	Value (000s)

Hilb Rogal & Hobbs Co. (e)	1,019,500	$41,361
HRPT Properties Trust, REIT (e)	4,617,000	35,689
Infinity Property & Casualty Corp. (e)	335,500	12,122
Jefferies Group, Inc.	1,749,400	40,324
Kingsway Financial Services, Inc. (e)	677,100	8,139
Midland Co.	90,500	5,854
National Penn Bancshares, Inc. (e)	883,739	13,380
Nationwide Health Properties, Inc., REIT (e)	1,415,000	45,589
Old National Bancorp (e)	832,200	12,450
Potlatch Corp., REIT (e)	976,938	43,415
Provident Bankshares Corp. (e)	1,118,000	23,914
RLI Corp. (e)	296,800	16,855
Susquehanna Bancshares, Inc. (e)	969,500	17,878
Washington Federal, Inc.	1,695,000	35,781
Whitney Holding Corp. (e)	631,000	16,501

		799,433

Healthcare—4.0%
Hillenbrand Industries, Inc.	798,000	44,473
Invacare Corp. (e)	1,200,000	30,240
Owens & Minor, Inc. (e)	1,145,800	48,616
West Pharmaceutical Services, Inc. (e)	1,200,100	48,712

		172,041

Industrial—21.0%
Acuity Brands, Inc. (e)	889,000	40,005
Albany International Corp., Class A (e)	1,001,500	37,156
Applied Industrial Tech, Inc.	247,000	7,168
Arkansas Best Corp. (e)	1,176,100	25,804
Barnes Group, Inc. (e)	1,576,500	52,639
Briggs & Stratton Corp.	334,800	7,587
Crane Co.	1,206,000	51,737
DRS Technologies, Inc. (e)	990,800	53,771
DryShips, Inc. (e)	241,300	18,677
Ennis, Inc.	247,300	4,451
Excel Maritime Carriers Ltd. (e)	374,900	15,067
Genco Shipping & Trading Ltd. (e)	464,700	25,447
General Maritime Corp. (e)	1,556,200	38,049
Harsco Corp.	932,000	59,713
Heidrick & Struggles International, Inc.	971,800	36,063
Kennametal, Inc.	1,487,800	56,328
Lennox International, Inc. (e)	1,208,800	50,069
Lincoln Electric Holdings, Inc. (e)	808,000	57,513
Mueller Industries, Inc.	1,227,000	35,571
Quintana Maritime Ltd.	591,300	13,588
Regal-Beloit Corp. (e)	975,500	43,849
Schawk, Inc. (e)	576,900	8,954
Simpson Manufacturing Co., Inc. (e)	1,285,200	34,173
Skywest, Inc.	1,455,100	39,069
Universal Forest Products, Inc. (e)	529,200	15,590
Werner Enterprises, Inc. (e)	2,384,400	40,606
World Fuel Services Corp.	1,105,500	32,093

		900,737

Information Technology—1.4%
Himax Technologies, Inc. ADR (e)	1,098,100	4,689
NAM TAI Electronics, Inc.	515,900	5,814
Park Electrochemical Corp.	660,300	18,647

	Shares	Value (000s)

Technitrol, Inc.	1,140,000	$32,581

		61,731

Insurance—0.6%
Zenith National Insurance Cp	519,600	23,242

Materials & Processing—13.4%
Agnico-Eagle Mines Ltd. (e)	1,158,000	63,262
Bemis Co., Inc. (e)	1,585,600	43,414
Cleveland-Cliffs, Inc. (e)	639,200	64,431
Commercial Metals Co.	1,754,000	51,655
Iamgold Corp. (e)	5,839,900	47,303
Lubrizol Corp.	905,000	49,015
Methanex Corp. (e)	1,741,200	48,057
Quanex Corp. (e)	1,131,500	58,725
Royal Gold, Inc. (e)	1,376,600	42,014
RPM International, Inc.	2,181,600	44,286
Sensient Technologies Corp. (e)	1,575,700	44,561
Westlake Chemical Corp. (e)	910,900	17,298

		574,021

Telecommunications—0.6%
Iowa Telecommunications Services, Inc. (e)	1,678,000	27,284

Utilities—10.7%
Atmos Energy Corp.	1,506,000	42,228
Cleco Corp. (e)	1,637,000	45,509
Energen Corp.	949,000	60,954
National Fuel Gas Co. (e)	1,130,000	52,748
Oge Energy Corp.	1,213,500	44,038
Southwest Gas Corp.	1,010,000	30,068
UGI Corp.	1,797,200	48,974
Vectren Corp. (e)	1,465,400	42,511
Westar Energy, Inc. (e)	1,819,000	47,185
WGL Holdings, Inc. (e)	1,374,700	45,035

		459,250

Total Common Stock (cost—$3,405,478)		4,139,480

SHORT-TERM INVESTMENTS—30.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.0%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$100,000	100,000
Anglo Irish Bank,
5.286% due 10/5/08, FRN (a)	20,000	20,000
Axon Group PLC, FRN (a)(b)(f)(g)(h)(i),
4.55%	20,000	17,800
4.56%	50,000	44,500
4.57%	10,000	8,900
5.243%	50,000	44,500
Bank of America N.A.,
4.58% due 1/2/08	121,000	121,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	105,000	105,000
5.128% due 2/15/08	77,000	77,000
Canadian Imperial Bank,
5.098% due 3/17/08, FRN	7,000	7,000
Cheyne Capital LLC (a)(b)(f)(g)(h)(i),
3.613%	8,093	6,629
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	1,000	1,000
4.73% due 5/9/08	3,000	2,999

28	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2007 (unaudited)

	Principal Amount (000s)	Value (000s)

Citigroup Global Markets, Inc.,
4.65% due 1/2/08	$210,000	$210,000
Dexia Bank S.A.,
4.60% due 1/2/08	120,000	120,000
Dorada Finance, Inc., FRN (a)(f)(h),
4.845% due 4/25/08	8,000	8,000
5.238% due 7/7/08	10,000	9,998
General Electric Capital Corp.,
4.923% due 5/19/08, FRN	3,000	3,001
Goldman Sachs Group L.P., Series 2,
5.097% due 10/15/08 (a)	10,000	10,000
Harrier Finance Funding U.S. LLC,
4.562% due 2/5/08, FRN (a)(f)(h)	15,000	15,000
HSH Nordbank AG,
4.942% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
4.50% due 1/2/08	31,000	31,000
K2, Inc., FRN (a)(f)(h),
4.55% due 4/9/08	25,000	24,999
4.556% due 5/23/08	5,000	5,000
5.011% due 2/26/08	2,000	2,000
Links Finance LLC,
5.205% due 4/1/08, FRN (a)(f)(h)	10,000	10,000
Morgan Stanley,
4.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(h)	2,000	2,000
Rabobank,
2.50% due 1/2/08	15,000	15,000
Sigma Finance, Inc., FRN (a)(f)(h),
4.555% due 5/16/08	2,000	2,000
4.556% due 5/16/08	45,000	45,004
Suntrust Bank,
1.00% due 1/2/08	4,615	4,615

		1,111,345

Repurchase Agreement—4.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $195,904; collateralized by Fannie Mae, 5.625% due 5/19/11-1/24/17, valued at $86,724 including accrued interest; Federal Farm Credit Bank, 4.74% due 6/27/11, valued at $6,183 including accrued interest; and Freddie Mac, 5.125%-5.25% due 2/24/11-4/18/11, valued at $106,875 including accrued interest (cost—$195,862)	195,862	195,862

Total Short-Term Investments (cost—$1,323,722)		1,307,207

Total Investments (cost—$4,729,200)—126.9%		5,446,687

Liabilities in excess of other assets—(26.9)%		(1,153,832)

Net Assets—100.0%		$4,292,855

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,095,615; cash collateral of $1,130,368 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair valued security.

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	29

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.9%
Aerospace—5.2%
Lockheed Martin Corp.	11,700	$1,232
United Technologies Corp. (f)	24,901	1,906

		3,138

Capital Goods—7.9%
Eaton Corp.	13,600	1,319
Terex Corp. (b)	24,200	1,587
Textron, Inc.	27,000	1,925

		4,831

Chemicals—1.2%
Mosaic Co. (b)	7,600	717

Consumer Discretionary—2.3%
Best Buy Co., Inc. (d)	12,300	648
Polo Ralph Lauren Corp., Class A	12,400	766

		1,414

Consumer Services—1.7%
Moody’s Corp. (d)	28,900	1,032

Consumer Staples—7.4%
Altria Group, Inc.	19,300	1,459
Coca-Cola Co. (f)	24,400	1,497
Colgate-Palmolive Co.	11,800	920
Unilever N V	17,500	638

		4,514

Energy—10.4%
Chevron Corp.	14,500	1,353
ConocoPhillips	15,900	1,404
Transocean, Inc.	7,658	1,096
Weatherford International Ltd. (b)	17,000	1,166
XTO Energy, Inc.	25,000	1,284

		6,303

Financial Services—16.4%
American Express Co.	23,100	1,202
Bank of America Corp. (f)	22,400	924
CapitalSource, Inc., REIT (d)	74,900	1,317
Countrywide Financial Corp. (d)	58,600	524
Goldman Sachs Group, Inc.	5,800	1,247
JPMorgan Chase & Co. (f)	35,900	1,567
Lehman Brothers Holdings, Inc.	32,100	2,101
MBIA, Inc. (d)	26,125	487
PMI Group, Inc.	47,705	633

		10,002

Healthcare—13.0%
Abbott Laboratories	36,300	2,038
Forest Laboratories, Inc. (b)	16,600	605
Hologic, Inc. (b)	26,600	1,826
Merck & Co., Inc.	32,700	1,900
Nektar Therapeutics, Inc. (b)(d)	38,000	255
Roche Holdings AG	4,800	830
Teva Pharmaceutical Industries Ltd. ADR	9,300	432

		7,886

Materials & Processing—2.0%
Freeport-McMoRan Copper & Gold, Inc.	11,700	1,199

Technology—22.9%
Adobe Systems, Inc. (b)	51,800	2,213
Analog Devices, Inc.	25,900	821
Cisco Systems, Inc. (b)	81,200	2,198
Corning, Inc.	29,600	710
Google, Inc., Class A (b)	2,926	2,023
Intel Corp. (f)	60,909	1,624
MasterCard, Inc., Class A	5,033	1,083

	Shares	Value (000s)

Microsoft Corp.	42,600	$1,517
Nokia Corp. ADR	46,700	1,793

		13,982

Telecommunications—5.9%
AT&T, Inc. (f)	26,200	1,089
NII Holdings, Inc., Class B (b)	20,600	995
Sprint Nextel Corp.	112,600	1,479

		3,563

Transportation—3.6%
Continental Airlines, Inc., Class B (b)(d)	35,600	792
Union Pacific Corp.	11,200	1,407

		2,199

Total Common Stock (cost—$61,932)		60,780

SHORT-TERM INVESTMENTS—11.6%
Collateral Invested for Securities on Loan (c)—7.7%
Allianz Dresdner Daily Asset Fund (e)	3,558,430	3,558

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$1,105	1,105

		4,663

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,409; collateralized by Freddie Mac, 4.125% due 10/18/10, valued at $2,458 including accrued interest (cost—$2,408)	2,408	2,408

Total Short-Term Investments (cost—$7,071)		7,071

Total Investments before options written (cost—$69,003)—111.5%		67,851

OPTIONS WRITTEN (b)—(0.6)%
	Contracts
Call Options—(0.6)%
Adobe Systems, Inc. (CBOE) strike price $46.50, expires 2/15/08	300	(12)
Cisco Systems, Inc. (CBOE) strike price $31.50, expires 2/15/08	600	(13)
Eaton Corp. (CBOE) strike price $105, expires 2/16/08	100	(17)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $125, expires 2/16/08	100	(11)
Lehman Brothers Holdings Inc. (CBOE) strike price $75, expires 2/16/08	200	(13)
MasterCard, Inc. (CBOE) strike price $270, expires 2/16/08	40	(14)

	Contracts	Value (000s)

Nokia Corp. ADR (CBOE) strike price $44, expires 1/18/08	300	$(1)
S&P 500 Index (CBOE) strike price $1,540, expires 2/16/08	50	(76)
strike price $1,550, expires 2/16/08	50	(61)
strike price $1,550, expires 1/19/08	50	(7)
Terex Corp. (CBOE) strike price $75, expires 2/16/08	200	(26)
Weatherford International Ltd. (CBOE) strike price $80, expires 2/16/08	150	(11)
XOI Index (CBOE) strike price $1,570, expires 1/19/08	30	(87)

Total Options Written (premiums received—$441)		(349)

Total Investments net of options written (cost—$68,563) (a)—110.9%		67,502

Other liabilities in excess of other assets—(10.9%)		(6,632)

Net Assets—100.0%		$60,870

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $830 representing 1.36% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,495; cash collateral of $4,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
REIT—Real Estate Investment Trust

30	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—3.0%
United Technologies Corp.	243,400	$18,630

Capital Goods—4.1%
Terex Corp. (b)	97,600	6,400
Textron, Inc.	266,000	18,966

		25,366

Chemicals—3.3%
Monsanto Co.	118,400	13,224
Mosaic Co. (b)	75,600	7,132

		20,356

Consumer Discretionary—1.8%
Best Buy Co., Inc. (d)	208,800	10,993

Consumer Services—2.1%
Marriott International, Inc., Class A	382,000	13,057

Consumer Staples—5.1%
Altria Group, Inc.	89,000	6,727
Coca-Cola Co.	147,800	9,070
Colgate-Palmolive Co.	78,800	6,143
Wm. Wrigley Jr. Co. (d)	161,000	9,427

		31,367

Energy—6.3%
Diamond Offshore Drilling, Inc.	83,500	11,857
EOG Resources, Inc. (d)	120,800	10,781
Weatherford International Ltd. (b)	97,000	6,654
XTO Energy, Inc.	182,375	9,367

		38,659

Financial Services—11.3%
BlackRock, Inc. (d)	63,000	13,658
CapitalSource, Inc., REIT (d)	381,000	6,702
Goldman Sachs Group, Inc.	85,200	18,322
IntercontinentalExchange, Inc. (b)	24,600	4,736
Lehman Brothers Holdings, Inc.	293,000	19,174
MGIC Investment Corp. (d)	286,500	6,426

		69,018

Healthcare—20.8%
Abbott Laboratories	177,500	9,967
Celgene Corp. (b)(d)	600,200	27,735
Genzyme Corp. (b)	180,200	13,414
Gilead Sciences, Inc. (b)	435,000	20,015
Hologic, Inc. (b)(d)	343,400	23,571
Merck & Co., Inc.	205,300	11,930
Teva Pharmaceutical Industries Ltd. ADR	271,000	12,596
Wyeth	195,000	8,617

		127,845

Materials & Processing—1.5%
Precision Castparts Corp.	66,700	9,251

Technology—34.1%
Adobe Systems, Inc. (b)	487,700	20,839
Analog Devices, Inc.	315,000	9,985
Apple, Inc. (b)	72,800	14,420
Broadcom Corp., Class A (b)	620,000	16,207
Cisco Systems, Inc. (b)	866,300	23,467
EMC Corp. (b)	637,000	11,804
Energizer Holdings, Inc. (b)	80,200	8,993
Google, Inc., Class A (b)	26,400	18,255
Intel Corp.	605,000	16,129
MasterCard, Inc., Class A (d)	65,000	13,988
Microsoft Corp.	630,000	22,428
Oracle Corp. (b)	846,000	19,103
QUALCOMM, Inc.	340,000	13,379

		208,997

	Shares	Value (000s)

Telecommunications—2.8%
NII Holdings, Inc., Class B (b)	355,400	$17,173

Transportation—2.7%
Ryanair Holdings PLC ADR (b)(d)	410,800	16,202

Total Common Stock (cost—$517,135)		606,914

SHORT-TERM INVESTMENTS—18.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—17.4%
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	$5,000	5,000
Axon Group PLC, FRN (a)(b)(e)(f)(g)(h),
4.55%	5,000	4,450
Bank of America N.A.,
4.58% due 1/2/08	11,000	11,000
Canadian Imperial Bank, FRN,
5.097% due 3/17/08	1,000	1,000
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, FRN (a),
5.098% due 10/15/08	2,000	2,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	3,000	3,000
ING Bank NV,
4.50% due 1/2/08	25,000	25,000
K2, Inc., FRN (a)(e)(g),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(e)(g),
5.205% due 4/1/08	1,000	1,000
Morgan Stanley, FRN,
4.16% due 9/3/08	1,000	1,000
Northern Rock PLC, FRN (a)(g),
5.285% due 8/1/08	2,000	2,000
Rabobank,
2.50% due 1/2/08	10,313	10,313
Svenska Handelsbanken,
3.25% due 1/2/08	15,000	15,000

		106,763

Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $8,321; collateralized by Freddie Mac, 5.50% due 7/18/16, valued at $8,488 including accrued interest (cost—$8,319)	8,319	8,319

Total Short-Term Investments (cost—$115,632)		115,082

Total Investments (cost—$632,767)—117.6%		721,996

Liabilities in excess of other assets—(17.6)%		(108,229)

Net Assets—100.0%		$613,767

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $103,777; cash collateral of $107,312 was received with which the Fund purchased short-term investments.

(e) Security issued by a structured investment vehicle (“SIV”).

(f) Fair valued security.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	31

Schedule of Investments

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.7%
Aerospace—6.3%
Goodrich Corp.	1,020,600	$72,065
Raytheon Co.	681,700	41,379

		113,444

Building/Construction—2.7%
Centex Corp.	543,500	13,729
D.R. Horton, Inc. (f)	838,500	11,043
Foster Wheeler Ltd. (d)	156,100	24,198

		48,970

Capital Goods—3.4%
Goodyear Tire & Rubber Co. (d)(f)	648,100	18,289
Joy Global, Inc.	386,500	25,440
Terex Corp. (d)	258,200	16,930

		60,659

Chemicals—2.0%
Cytec Industries, Inc.	299,100	18,419
Mosaic Co. (d)	192,700	18,179

		36,598

Commercial Services—3.0%
ChoicePoint, Inc. (d)(f)	768,000	27,971
H&R Block, Inc. (f)	1,417,100	26,315

		54,286

Consumer Discretionary—3.9%
Advance Auto Parts, Inc.	565,300	21,476
Brunswick Corp. (f)	652,100	11,118
Family Dollar Stores, Inc. (f)	961,800	18,495
PetSmart, Inc. (f)	394,200	9,275
TJX Cos., Inc.	320,000	9,194

		69,558

Consumer Services—1.5%
WPP Group PLC (c)	2,149,800	27,541

Consumer Staples—6.1%
Clorox Co.	418,600	27,280
JM Smucker Co.	188,100	9,676
Loews Corp. - Carolina Group	328,900	28,055
Smithfield Foods, Inc. (d)(f)	927,700	26,829
SUPERVALU, Inc.	482,300	18,096

		109,936

Energy—6.0%
ConocoPhillips	317,100	28,000
FMC Technologies, Inc. (d)	441,700	25,045
Hess Corp.	364,300	36,743
National-Oilwell Varco, Inc. (d)	238,500	17,520

		107,308

Financial Services—30.7%
AMB Property Corp., REIT (f)	887,100	51,814
Annaly Capital Management, Inc., REIT (f)	1,818,800	33,066
Assurant, Inc. (f)	724,300	48,456
Bank of New York Mellon Corp.	837,469	40,835
CapitalSource, Inc., REIT (f)	1,136,100	19,984
CBL & Associates Properties, Inc., REIT	418,900	10,016
CIT Group, Inc.	1,224,400	29,422
Countrywide Financial Corp. (f)	1,924,800	17,208
Douglas Emmett, Inc., REIT (f)	851,900	19,261
Lazard Ltd., Class A (f)	379,600	15,442
Lehman Brothers Holdings, Inc. (f)	527,300	34,507

	Shares	Value (000s)

MBIA, Inc. (f)	771,100	$14,366
National City Corp.	503,400	8,286
Nationwide Health Properties, Inc., REIT (f)	1,323,100	42,257
PartnerRe Ltd. (f)	262,900	21,697
Platinum Underwriters Holdings Ltd.	837,300	29,774
PNC Financial Services Group, Inc. (f)	543,600	35,687
Prosperity Bancshares, Inc. (f)	981,300	28,840
Reinsurance Group of America, Inc. (f)	508,600	26,691
Stancorp Financial Group, Inc.	144,800	7,295
Zions Bancorporation (f)	369,100	17,233

		552,137

Healthcare—4.3%
Coventry Health Care, Inc. (d)	277,500	16,442
Forest Laboratories, Inc. (d)	383,400	13,975
Health Net, Inc. (d)	650,200	31,405
Sepracor, Inc. (d)	568,700	14,928

		76,750

Industrial—1.6%
Oshkosh Truck Corp. (f)	592,400	27,997

Materials & Processing—4.1%
Cleveland-Cliffs, Inc. (f)	179,190	18,062
Companhia Vale do Rio Doce ADR (f)	652,200	21,307
Nucor Corp.	280,100	16,588
Smurfit-Stone Container Corp. (d)(f)	1,644,000	17,361

		73,318

Technology—6.2%
ASML Holding NV (d)(f)	523,027	16,365
EMC Corp. (d)	724,600	13,427
Fairchild Semi-conductor International, Inc. (d)	779,200	11,244
Hubbell, Inc., Class B	255,400	13,179
KLA-Tencor Corp. (f)	301,000	14,496
Molex, Inc., Class A	924,800	24,294
Teradyne, Inc. (d)	1,784,000	18,447

		111,452

Telecommunications—2.8%
NII Holdings, Inc., Class B (d)(f)	549,600	26,557
Sprint Nextel Corp.	1,764,900	23,173

		49,730

Transportation—1.2%
Ford Motor Co. (d)(f)	1,028,700	6,923
UTI Worldwide, Inc.	708,600	13,889

		20,812

Utilities—14.9%
American Electric Power Co., Inc.	634,900	29,561
Constellation Energy Group, Inc.	319,100	32,718
DPL, Inc. (f)	884,800	26,234
Duke Energy Corp.	771,500	15,561
Entergy Corp.	276,500	33,047
Mirant Corp. (d)(f)	515,620	20,099
PG&E Corp.	283,500	12,216
SCANA Corp.	623,400	26,276
Southern Co.	1,112,100	43,094
Vectren Corp.	1,009,200	29,277

		268,083

Total Common Stock (cost—$1,761,501)		1,808,579

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—20.4%
Collateral Invested for Securities on Loan (e)—20.2%
ABN-AMRO Bank NV,
4.125% due 1/2/08	$25,000	$25,000
Anglo Irish Bank, FRN (a),
5.286% due 10/5/08	20,000	20,000
Axon Group PLC, FRN (a)(b)(g)(h)(i)(j),
4.56%	15,000	13,350
5.243%	18,000	16,020
Bank of America N.A.,
4.58% due 1/2/08	35,000	35,000
Bayerische Landesbank, FRN,
4.962% due 9/23/08	1,000	1,000
Bear Stearns Cos., Inc.,
4.70% due 2/15/08	11,000	11,000
Cheyne Capital LLC (a)(b)(g)(h)(i)(j),
3.613%	3,113	2,550
4.795%, FRN	4,150	3,400
CIT Group, Inc., FRN,
4.589% due 5/9/08	11,000	11,002
Citigroup Global Markets, Inc.,
4.65% due 1/2/08	90,000	90,000
Dorada Finance, Inc., FRN (a)(g)(i),
4.845% due 4/25/08	5,000	5,000
5.238% due 7/7/08	5,000	4,999
General Electric Capital Corp., FRN,
4.923% due 5/19/08	3,000	3,001
Goldman Sachs Group L.P., Series 2, FRN (a)
5.097% due 10/15/08	5,000	5,000
5.098% due 10/15/08	39,000	39,000
Harrier Finance Funding U.S. LLC, FRN (a)(g)(i)
4.562% due 2/5/08	15,000	15,000
HSH Nordbank AG, FRN (a),
4.942% due 9/19/08	10,000	10,000
K2, Inc., FRN (a)(g)(i),
5.011% due 2/26/08	1,000	1,000
Links Finance LLC, FRN (a)(g)(i),
5.197% due 4/1/08	5,000	5,000
5.205% due 4/1/08	10,000	10,000
Morgan Stanley, FRN,
4.16% due 9/3/08	5,000	5,000
Northern Rock PLC, FRN (a)(i),
5.285% due 8/1/08	5,000	5,000
Rabobank,
2.50% due 1/2/08	10,000	10,000
Sigma Finance, Inc., FRN (a)(g)(i),
4.556% due 5/16/08	13,000	13,001
Suntrust Bank,
1.00% due 1/2/08	1,986	1,986

		361,309

Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,809; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,865 including accrued interest (cost—$2,808)	2,808	2,808

Total Short-Term Investments (cost—$369,068)		364,117

32	Allianz Funds Semiannual Report	12.31.07

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

OPTIONS PURCHASED (d)—0.0%
Put Options—0.0%
Smithfield Foods, Inc. (CBOE), strike price $24, expires 2/15/08 (cost—$92)	1,480	$16

Total Investments before options written (cost—$2,130,661)—121.1%		2,172,712

OPTIONS WRITTEN (d)—(0.1)%
Call Options—(0.1)%
Hess Corp. (CBOE), strike price $95, expires 1/19/08	1,000	(830)
Smithfield Foods, Inc. (CBOE), strike price $32, expires 2/15/08	1,480	(50)
The Mosaic Co. (CBOE), strike price $95, expires 1/19/08	850	(493)

Total Options Written (premiums received—$714)		(1,373)

Total Investments net of options written (cost—$2,129,947) (f)—121.0%		2,171,339

Liabilities in excess of other assets—(21.0%)		(376,780)

Net Assets—100.0%		$1,794,559

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregated value of $27,541 representing 1.53% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Non-income producing.

(e) Security purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $355,062; cash collateral of $367,748 was received with which the Fund purchased short-term investments.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Fair valued security.

(i) Illiquid security.

(j) Issuer of the security is in the process of restructuring, at December 31, 2007, the maturity date for the payment of principal was undetermined.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2007.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	33

Schedule of Investments

OCC Value Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.1%
Aerospace—4.9%
Boeing Co.	489,200	$42,785
Raytheon Co.	430,700	26,144

		68,929

Building & Construction—5.9%
Centex Corp.	3,270,000	82,600

Capital Goods—6.2%
3M Co. (d)	254,400	21,451
General Electric Co.	1,757,400	65,147

		86,598

Consumer Discretionary—5.1%
Family Dollar Stores, Inc. (d)	587,000	11,288
PetSmart, Inc. (d)	587,000	13,812
Wal-Mart Stores, Inc. (d)	489,200	23,252
Yum! Brands, Inc.	585,600	22,411

		70,763

Consumer Staples—8.8%
SUPERVALU, Inc. (d)	440,300	16,520
SYSCO Corp. (d)	956,800	29,862
Unilever PLC ADR (d)	2,034,800	76,142

		122,524

Energy—17.2%
BP PLC ADR (d)	710,400	51,980
Chevron Corp.	815,000	76,064
ConocoPhillips	895,000	79,028
Hess Corp.	335,048	33,793

		240,865

Financial Services—37.3%
Allstate Corp.	306,100	15,988
Ambac Financial Group, Inc. (d)	639,700	16,485
American International Group, Inc.	156,900	9,147
Annaly Mortgage Management, Inc., REIT	1,282,453	23,315
Bank of America Corp.	765,800	31,597
Capital One Financial Corp. (d)	615,500	29,088
CapitalSource, Inc., REIT (d)	1,069,600	18,814
CIT Group, Inc. (d)	1,528,700	36,735
Citigroup, Inc.	1,251,100	36,832
Countrywide Financial Corp. (d)	2,394,200	21,404
Fannie Mae	1,479,100	59,134
Hartford Financial Services Group, Inc.	174,100	15,180
JPMorgan Chase & Co.	1,393,700	60,835
Lehman Brothers Holdings, Inc.	1,340,300	87,690
MBIA, Inc. (d)	1,125,100	20,961
National City Corp. (d)	1,647,000	27,110
PMI Group, Inc. (d)	907,200	12,048

		522,363

Healthcare—8.3%
Aetna, Inc.	200,800	11,592
ImClone Systems, Inc. (b)	293,500	12,620
Nektar Therapeutics, Inc. (b)(d)	753,600	5,057
Regeneron Pharmaceuticals, Inc. (b)	489,200	11,814

	Shares	Value (000s)

Theravance, Inc. (b)(d)	401,100	$7,822
WellPoint, Inc. (b)	768,000	67,377

		116,282

Telecommunications—1.0%
Sprint Nextel Corp.	1,076,200	14,130

Utilities—4.4%
Southern Co.	1,603,200	62,124

Total Common Stock (cost—$1,443,990)		1,387,178

SHORT-TERM INVESTMENTS—18.1%
Collateral Invested for Securities on Loan (c)—16.4%
Allianz Dresdner Daily Asset Fund (e)	95,744,266	95,744

	Principal Amount (000s)
ABN-AMRO Bank NV, 4.125% due 1/2/08	$50,000	50,000
Bayerische Landesbank,
4.956% due 9/23/08, FRN	1,000	1,000
Dexia Bank S.A., 4.60% due 1/2/08	35,000	35,000
Goldman Sachs Group L.P., Series 2,
5.098% due 8/14/08, FRN (a)	20,000	20,000
Morgan Stanley,
4.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC,
5.285% due 8/1/08, FRN (a)(f)	4,000	4,000
Rabobank, 2.50% due 1/2/08	15,000	15,000
Suntrust Bank, 1.00% due 1/2/08	1,778	1,778

		229,522

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $23,052; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,964 including accrued interest and Federal Home Loan Bank, 4.875%-5.75% due 5/14/10-5/15/12, valued at $20,548 including accrued interest (cost—$23,047)	23,047	23,047

Total Short-Term Investments (cost—$252,569)		252,569

Total Investments (cost—$1,696,559)—117.2%		1,639,747

Liabilities in excess of other assets—(17.2%)		(240,133)

Net Assets—100.0%		$1,399,614

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $221,983; cash collateral of $229,522 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

34	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—91.4%
Aerospace—1.3%
Boeing Co.	78,400	$6,857

Capital Goods—3.5%
Fluor Corp.	55,600	8,102
Textron, Inc.	158,740	11,318

		19,420

Chemicals—0.6%
Monsanto Co.	29,061	3,246

Consumer Discretionary—4.4%
Best Buy Co., Inc. (e)	130,000	6,844
CVS Corp. (c)	286,700	11,396
J.C. Penney Co., Inc.	62,895	2,767
McDonald's Corp.	48,500	2,857

		23,864

Consumer Products—1.5%
Avon Products, Inc.	205,800	8,135

Consumer Services—1.0%
News Corp., Class A	257,700	5,280

Consumer Staples—5.9%
Coca-Cola Co.	110,600	6,788
Colgate-Palmolive Co.	136,200	10,618
PepsiCo, Inc.	120,300	9,131
Procter & Gamble Co.	83,100	6,101

		32,638

Energy—8.0%
EOG Resources, Inc. (c)	61,000	5,444
Schlumberger Ltd.	163,300	16,064
Sunoco, Inc.	79,375	5,750
Weatherford International Ltd. (a)	117,100	8,033
XTO Energy, Inc.	167,750	8,616

		43,907

Financial Services—7.7%
American Express Co.	97,300	5,062
Charles Schwab Corp.	58,839	1,503
Citigroup, Inc.	167,700	4,937
Franklin Resources, Inc.	54,200	6,202
Goldman Sachs Group, Inc.	30,700	6,602
IntercontinentalExchange, Inc. (a)	45,900	8,836
Northern Trust Corp. (c)	119,600	9,159

		42,301

Healthcare—13.5%
Abbott Laboratories	159,200	8,939
Allergan, Inc. (c)	103,600	6,655
Celgene Corp. (a)(c)(e)	113,944	5,265
Genentech, Inc. (a)	85,200	5,714
Gilead Sciences, Inc. (a)(e)	249,200	11,466
Humana, Inc. (a)	27,500	2,071
Merck & Co., Inc.	201,055	11,683
Schering-Plough Corp.	263,500	7,020
Shire Pharmaceuticals Group PLC ADR	112,500	7,757
St. Jude Medical, Inc. (a)	190,100	7,726

		74,296

Hotels/Gaming—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	124,200	5,469

Industrial—2.4%
Deere & Co.	142,400	13,260

Materials & Processing—2.9%
Air Products & Chemicals, Inc.	76,800	7,575
Precision Castparts Corp.	61,975	8,596

		16,171

	Shares	Value (000s)

Multi-Media—1.6%
Walt Disney Co.	270,600	$8,735

Oil & Gas—4.5%
Exxon Mobil Corp.	145,000	13,585
Transocean, Inc.	76,249	10,915

		24,500

Technology—27.1%
Adobe Systems, Inc. (a)	275,400	11,768
Apple, Inc. (a)(e)	127,300	25,215
Cognizant Technology Solutions Corp. (a)	211,400	7,175
EMC Corp. (a)	356,100	6,598
Google, Inc., Class A (a)	29,900	20,675
Hewlett-Packard Co.	443,800	22,403
Intel Corp.	514,100	13,706
Microsoft Corp. (e)	463,500	16,501
Research In Motion Ltd. (a)(e)	48,165	5,462
Texas Instruments, Inc. (e)	288,500	9,636
Thermo Fisher Scientific, Inc. (a)	120,700	6,962
Vmware, Inc., Class A (a)(c)	32,178	2,735

		148,836

Telecommunications—4.5%
AT&T, Inc.	341,900	14,210
Cisco Systems, Inc. (a)(e)	388,000	10,503

		24,713

Total Common Stock (cost—$409,999)		501,628

SHORT-TERM INVESTMENTS—13.7%
Collateral Invested for Securities on Loan (b)—3.2%
Allianz Dresdner Daily Asset Fund,
4.609% due 1/2/08 (d)	13,191,648	13,191

	Principal Amount (000s)
Morgan Stanley, 4.16% due 9/3/08, FRN	$3,000	3,000
Rabobank, 2.50% due 1/2/08	1,306	1,306

		17,497

Repurchase Agreement—10.5%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $57,676; collateralized by Freddie Mac, 6.875% due 9/15/10, valued at $58,818 including accrued interest (cost—$57,664)	57,664	57,664

Total Short-Term Investments (cost—$75,161)		75,161

OPTIONS PURCHASED (a)—1.2%
	Contracts
Call Options—1.2%
Apollo Group, Inc. (CBOE)
strike price $75, expires 2/16/08	1,779	640
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	2,398	1,619
Celgene Corp. (CBOE)
strike price $65, expires 1/17/09	1,149	333

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE)
strike price $27.50, expires 6/21/08	2,912	$451
Cisco Systems, Inc. (CBOE)
strike price $25, expires 1/19/08	4,285	977
Humana, Inc. (CBOE)
strike price $75, expires 5/17/08	1,038	727
McDonald's Corp. (CBOE)
strike price $60, expires 3/22/08	1,082	260
Merck & Co., Inc. (CBOE)
strike price $52.50, expires 1/19/08	1,127	710
Microsoft Corp. (CBOE)
strike price $32.50, expires 4/19/08	2,054	863

Total Options Purchased (cost—$5,862)		6,580

Total Investments before options written
(cost—$491,022)—106.3%		583,369

OPTIONS WRITTEN (a)—(1.6)%
Call Options—(0.9)%
Air Products & Chemical (CBOE)
strike price $120, expires 1/19/09	768	(384)
Apple, Inc. (CBOE)
strike price $200, expires 1/19/08	891	(740)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	1,199	(217)
Best Buy Co., Inc. (CBOE)
strike price $50, expires 1/17/09	975	(877)
Celgene Corp. (CBOE)
strike price $70, expires 1/17/09	1,149	(230)
strike price $80, expires 1/19/08	500	(2)
Cisco Systems, Inc. (CBOE)
strike price $35, expires 1/17/09	5,443	(795)
Research In Motion Ltd. (CBOE)
strike price $120, expires 6/21/08	481	(794)
Texas Instruments, Inc. (CBOE)
strike price $32.50, expires 4/19/08	2,533	(719)

		(4,758)

Put Options—(0.7)%
3M Co. (CBOE)
strike price $75, expires 1/17/09	1,484	(638)
Air Products & Chemicals (CBOE)
strike price $90, expires 1/17/09	768	(495)
Apollo Group, Inc. (CBOE)
strike price $55, expires 2/16/08	1,779	(144)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	2,398	(2)
Celgene Corp. (CBOE)
strike price $50, expires 1/17/09	1,149	(1,069)

12.31.07	Allianz Funds Semiannual Report	35

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

December 31, 2007 (unaudited)

	Contracts	Value (000s)

Charles Schwab Corp. (CBOE) strike price $20, expires 6/21/08	5,824	$(349)
Coca-Cola Bottling Co. United, Inc. (CBOE)
strike price $50, expires 1/17/09	1,728	(214)
Dell, Inc. (CBOE)
strike price $17.50, expires 1/17/09	6,532	(523)
Exxon Mobil Corp. (CBOE)
strike price $80, expires 1/19/08	510	(6)
Gilead Sciences, Inc. (CBOE)
strike price $40, expires 2/16/08	2,492	(100)
Humana, Inc. (CBOE)
strike price $65, expires 5/17/08	1,038	(244)
McDonald's Corp. (CBOE)
strike price $55, expires 3/22/08	1,082	(119)
Merck & Co., Inc. (CBOE)
strike price $45, expires 1/19/08	1,127	(6)
strike price $50, expires 1/19/08	1,128	(11)
Research In Motion Ltd. (CBOE)
strike price $85, expires 6/21/08	481	(231)

		(4,151)

Total Options Written (premiums received—$12,867)		(8,909)

Total Investments net of options written (cost—$478,155)—104.7%		574,460

Liabilities in excess of other assets—(4.7)%		(25,674)

Net Assets—100.0%		$548,786

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $17,062; cash collateral of $17,497 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

(e) All or partial amount segregated as collateral for options written.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on December 31, 2007.

36	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2007 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Aerospace—0.8%
Goodrich Corp.	9,315	$658

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	5,616	871

Capital Goods—3.7%
Cooper Industries Ltd., Class A	23,488	1,242
Intermec, Inc. (a)(c)	36,569	743
Roper Industries, Inc. (c)	18,640	1,166

		3,151

Commercial Services—0.9%
Pharmaceutical Product Development, Inc.	19,600	791

Communications—1.7%
MetroPCS Communications, Inc. (a)(c)	33,529	652
NII Holdings, Inc., Class B (a)	16,109	779

		1,431

Consumer Discretionary—7.8%
Coach, Inc. (a)	8,020	245
Dick’s Sporting Goods, Inc. (a)(c)	15,910	442
GameStop Corp., Class A (a)	11,720	728
Gildan Activewear, Inc. (a)	20,245	833
Guess?, Inc. (c)	18,010	682
International Game Technology (c)	31,527	1,385
J.C. Penney Co., Inc.	11,561	509
Longs Drug Stores Corp.	18,705	879
Oshkosh Truck Corp.	8,565	405
Polo Ralph Lauren Corp., Class A	7,821	483

		6,591

Consumer Products—2.0%
Avon Products, Inc.	42,840	1,693

Consumer Services—6.9%
Apollo Group, Inc., Class A (a)	19,666	1,380
E.W. Scripps Co., Class A	9,205	414
Everest Re Group Ltd.	4,100	412
Hertz Global Holdings, Inc. (a)	37,180	591
National CineMedia, Inc.	32,830	828
Owens-Illinois, Inc. (a)	19,500	965
Quanta Services, Inc. (a)	28,122	738
Royal Caribbean Cruises Ltd.	1,945	82
UTI Worldwide, Inc.	23,830	467

		5,877

Consumer Staples—5.6%
Bunge Ltd.	6,590	767
Clorox Co.	9,200	599
Hansen Natural Corp. (a)(c)	15,939	706
Molson Coors Brewing Co.	19,445	1,004
Pepsi Bottling Group, Inc.	12,260	484
Wm. Wrigley Jr. Co. (c)	20,390	1,194

		4,754

Energy—11.3%
Cameron International Corp. (a)	7,310	352
Core Laboratories NV (a)	2,600	324
First Solar, Inc. (a)	620	166
National-Oilwell Varco, Inc. (a)	19,415	1,426
Newfield Exploration Co. (a)	15,760	831
Range Resources Corp.	18,040	927
Southwestern Energy Co. (a)	33,642	1,874
Sunoco, Inc.	24,300	1,760
Sunpower Corp., Class A (a)(c)	1,890	246
Weatherford International Ltd. (a)	25,192	1,728

		9,634

Environmental Services—0.9%
Republic Services, Inc.	24,730	775

	Shares	Value (000s)

Financial Services—7.5%
Affiliated Managers Group, Inc. (a)(c)	7,026	$825
City National Corp.	4,935	294
Federated Investors, Inc., Class B	10,040	413
Genworth Financial, Inc., Class A	5,185	132
IntercontinentalExchange, Inc. (a)	5,635	1,085
Lazard Ltd., Class A (c)	28,416	1,156
Northern Trust Corp.	21,647	1,658
Och-Ziff Capital Management Group LLC (a)(c)	13,720	360
Zions Bancorporation (c)	9,052	423

		6,346

Healthcare—12.6%
Allergan, Inc.	21,630	1,390
Celgene Corp. (a)	2,155	100
Charles River Laboratories International, Inc. (a)	3,230	212
Coventry Health Care, Inc. (a)	7,995	474
Endo Pharmaceuticals Holdings, Inc. (a)	12,142	324
Express Scripts, Inc. (a)	18,360	1,340
Forest Laboratories, Inc. (a)	15,750	574
Gen-Probe, Inc. (a)	9,880	622
Genzyme Corp. (a)	1,900	141
Hologic, Inc. (a)	8,426	578
Humana, Inc. (a)	13,345	1,005
Inverness Med Innovations, Inc. (a)	9,965	560
Millennium Pharmaceuticals (a)	20,000	300
Qiagen N.V. (a)(c)	41,590	875
Quest Diagnostics, Inc. (c)	15,427	816
Shire Pharmaceuticals Group PLC ADR	11,315	780
St. Jude Medical, Inc. (a)	11,560	470
United Therapeutics Corp. (a)	1,590	155

		10,716

Hotels/Gaming—1.3%
Starwood Hotels & Resorts Worldwide, Inc.	25,117	1,106

Insurance—1.0%
Cigna Corp.	15,690	843

Materials & Processing—4.6%
Air Products & Chemicals, Inc.	14,905	1,470
Ecolab, Inc.	8,330	427
Precision Castparts Corp.	14,585	2,023

		3,920

Oil & Gas—1.0%
Diamond Offshore Drilling, Inc.	6,160	875

Retail—0.9%
China Nepstar Chain Drug ADR (a)(c)	11,825	208
Urban Outfitters, Inc. (a)	22,100	602

		810

Technology—24.1%
Activision, Inc. (a)	31,304	930
Akamai Technologies, Inc. (a)(c)	22,465	777
Ametek, Inc.	37,404	1,752
Applera Corp.—Applied Biosystems Group	17,015	577
Autodesk, Inc. (a)	7,870	392
Blue Coat Systems, Inc. (a)	3,075	101
Broadcom Corp., Class A (a)	26,519	693
Cerner Corp. (a)	8,560	483
Citrix Systems, Inc. (a)	11,585	440
Cognizant Technology Solutions Corp. (a)	21,410	727
Dolby Laboratories, Inc., Class A (a)	22,750	1,131
Electronic Arts, Inc. (a)(c)	22,580	1,319
F5 Networks, Inc. (a)	4,498	128
Fiserv, Inc. (a)	9,290	516
Global Payments, Inc.	25,175	1,171
Intersil Corp., Class A (c)	19,938	488

	Shares	Value (000s)

Juniper Networks, Inc. (a)	15,090	$501
Maxim Integrated Products, Inc.	44,551	1,180
McAfee, Inc. (a)	29,895	1,121
Microchip Technology, Inc. (c)	20,255	636
National Semiconductor Corp. (c)	27,570	624
ON Semiconductor Corp. (a)(c)	53,970	479
PMC-Sierra, Inc. (a)(c)	107,510	703
Riverbed Technology, Inc. (a)(c)	10,900	291
Salesforce.com, Inc. (a)(c)	12,075	757
SanDisk Corp. (a)(c)	11,959	397
SBA Communications Corp., Class A (a)	34,796	1,178
Thermo Fisher Scientific, Inc. (a)	16,560	955

		20,447

Telecommunications—0.7%
SAVVIS, Inc. (a)(c)	20,235	565

Utilities—0.6%
NRG Energy, Inc. (a)	11,680	506

Total Common Stock (cost—$73,270)		82,360

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	11,364,406	11,364

	Principal Amount (000s)
Rabobank, 2.50% due 1/2/08	$2,500	2,500
Suntrust Bank, 1.00% due 1/2/08	2,024	2,024

		15,888

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,676; collateralized by Fannie Mae, 5.50% due 7/9/10, valued at $2,730 including accrued interest (cost—$2,675)	2,675	2,675

Total Short-Term Investments (cost—$18,563)		18,563

Total Investments (cost—$91,833)—118.8%		100,923

Liabilities in excess of other assets—(18.8)%		(15,964)

Net Assets—100.0%		$84,959

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $15,385; cash collateral of $15,888 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	37

Statements of Assets and Liabilities

December 31, 2007 (unaudited)
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$1,854,191	$1,672,704	$60,279	$649,740
Investments in Affiliates, at value	—	—	—	31,317
Repurchase agreement, at value	—	—	—	—
Cash	3	1,783	1	1
Foreign currency, at value	—	—	3	367
Security lending interest receivable (net)	—	—	—	14
Receivable for investments sold	—	—	4	—
Receivable for Fund shares sold	20,224	5,601	589	2,057
Dividends and interest receivable (net of foreign taxes)	1,009	456	48	1,077
	1,875,427	1,680,544	60,924	684,573

Liabilities:
Payable to for investments purchased	$32,535	$—	$1,291	$4
Payable to custodian	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	29,989	2,442	39	7,195
Payable for collateral for securities on loan	147,309	273,718	—	50,503
Dividends payable	—	—	—	—
Investment advisory fees payable	581	501	32	305
Administration fees payable	371	322	22	286
Distribution fees payable	233	167	23	109
Servicing fees payable	139	117	11	99
	211,157	277,267	1,418	58,501
Net Assets	$1,664,270	$1,403,277	$59,506	$626,072

Net Assets Consist of:
Paid-in-capital	$1,402,723	$1,202,386	$52,567	$625,094
Undistributed (dividends in excess of) net investment income	514	(83)	(84)	(147)
Accumulated net realized gain (loss)	(13,691)	1,736	221	(19,804)
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	274,724	199,238	6,802	20,929
	$1,664,270	$1,403,277	$59,506	$626,072

Net Assets:
Class R	$18,865	$53,239	$65	$57
Other Classes	1,645,405	1,350,038	59,441	626,015

Shares Issued and Outstanding:
Class R	916	1,954	3	3
Other Classes	80,289	49,394	3,117	29,914

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class R	$20.60	$27.25	$19.41	$21.07

Cost of Investments	$1,579,467	$1,473,466	$53,477	$628,833
Cost of Investments in Affiliates	$—	$—	$—	$31,317
Cost of Repurchase Agreement	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$3	$361
Premiums Received for Options Written	$—	$—	$—	$—

38	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$8,916,612	$1,052,309	$5,349,878	$64,293	$721,996	$2,172,712	$1,544,003	$512,514	$89,559
—	59,340	96,809	3,558	—	—	95,744	13,191	11,364
—	—	—	—	—	—	—	57,664	—
1	—	1	—	1	—	1	1	—
—	—	—	—	—	—	—	—	—
104	16	315	1	28	75	77	15	4
150,713	9,628	385	200	—	6,038	—	14,226	—
41,772	14,645	75,126	43	1,431	917	703	577	39
31,909	2,548	6,608	62	419	3,647	1,948	591	61
9,141,111	1,138,486	5,529,122	68,157	723,875	2,183,389	1,642,476	598,779	101,027

$101,394	$3,363	$9,990	$1,729	$—	$1,038	$—	$7,379	$117
—	—	—	46	—	—	—	—	—
—	—	—	349	—	1,373	—	8,909	—
31,647	9,319	91,737	420	1,959	16,432	11,750	15,828	8
389,368	69,900	1,130,368	4,663	107,312	367,748	229,522	17,497	15,888
1	—	—	—	—	—	—	—	—
3,080	365	2,013	30	246	724	510	202	32
2,007	277	1,050	19	193	550	425	125	18
1,331	110	610	19	277	623	406	29	3
1,250	141	499	12	121	342	249	24	2
530,078	83,475	1,236,267	7,287	110,108	388,830	242,862	49,993	16,068
$8,611,033	$1,055,011	$4,292,855	$60,870	$613,767	$1,794,559	$1,399,614	$548,786	$84,959

$8,397,649	$1,063,201	$3,446,062	$70,141	$615,639	$1,727,789	$1,432,365	$443,411	$93,542
11,429	1,303	22,353	(1)	(2,073)	3,209	2,246	41	(31)
94,069	(6,885)	106,949	(8,210)	(89,033)	22,169	21,815	9,029	(17,642)
107,886	(2,608)	717,491	(1,060)	89,234	41,392	(56,812)	96,305	9,090
$8,611,033	$1,055,011	$4,292,855	$60,870	$613,767	$1,794,559	$1,399,614	$548,786	$84,959

$206,819	$34,160	$50,275	$157	$2,112	$30,046	$29,025	$5,159	$22
8,404,214	1,020,851	4,242,580	60,713	611,655	1,764,513	1,370,589	543,627	84,937

12,560	1,768	1,668	18	82	1,883	2,140	352	8
507,801	52,917	142,754	6,893	23,411	107,221	103,531	36,601	28,569

$16.47	$19.32	$30.14	$8.93	$25.74	$15.96	$13.56	$14.67	$2.88

$8,808,726	$1,054,917	$4,609,639	$65,445	$632,767	$2,130,661	$1,600,815	$420,167	$80,469
$—	$59,340	$119,561	$3,558	$—	$—	$95,744	$13,191	$11,364
$—	$—	$—	$—	$—	$—	$—	$57,664	$—
$—	$—	$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$441	$—	$714	$—	$12,867	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	39

Statements of Operations

For the Six Months Ended December 31, 2007 (Unaudited)

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$1,025	$824	$43	$391
Dividends, net of foreign withholding taxes	10,184	5,914	411	6,513
Dividends from investments in Affiliates	—	—	—	—
Security lending income (net)	—	46	—	115
Miscellaneous income	23	27	—	—
Total Income	11,232	6,811	454	7,019

Expenses:
Investment advisory fees	3,728	3,087	186	2,104
Administration fees	2,375	1,994	133	1,978
Distribution fees — Class R	24	62	—	—
Servicing fees — Class R	24	62	—	—
Distribution and/or servicing fees — Other Classes	2,264	1,633	205	1,452
Trustees’ fees	68	56	2	29
Interest expense	—	—	—	32
Total Expenses	8,483	6,894	526	5,595
Net Investment Income (Loss)	2,749	(83)	(72)	1,424

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,229	67,365	1,549	8,845
Options written	—	—	—	—
Foreign currency transactions	—	—	15	32
Net change in unrealized appreciation/depreciation of:
Investments	52,946	15,860	628	(51,300)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	—	—	9
Net Realized and Change in Unrealized Gain (Loss)	111,175	83,225	2,192	(42,414)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$113,924	$83,142	$2,120	$(40,990)

40	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$3,280	$1,288	$5,911	$33	$305	$280	$311	$548	$36
143,123	11,695	57,773	502	2,789	20,054	18,944	2,745	264
—	—	1,885	—	—	—	—	—	—
726	74	2,357	5	104	344	309	49	26
30	3	81	—	2	—	—	2	—
147,159	13,060	68,007	540	3,200	20,678	19,564	3,344	326

19,775	1,924	13,490	198	1,514	5,253	3,769	1,256	204
12,942	1,476	7,085	129	1,192	3,781	3,117	782	116
245	17	90	—	2	41	41	6	—
245	17	90	—	2	41	41	6	—
16,504	1,346	7,474	208	2,480	6,569	4,768	322	33
361	34	189	3	25	83	69	23	4
25	—	—	4	—	16	14	—	—
50,097	4,814	28,418	542	5,215	15,784	11,819	2,395	357
97,062	8,246	39,589	(2)	(2,015)	4,894	7,745	949	(31)

265,009	(3,010)	266,452	2,612	47,848	47,672	34,999	27,343	4,159
—	—	—	1,246	—	1,191	—	(1,015)	—
—	—	3	—	(4)	(3)	—	—	—

(726,624)	(47,246)	(497,539)	(5,419)	(6,836)	(105,274)	(217,721)	(187)	(3,808)
—	—	(28,377)	—	—	—	—	—	—
—	—	—	32	—	(659)	—	4,247	—
—	—	3	1	4	(2)	—	—	—
(461,615)	(50,256)	(259,458)	(1,528)	41,012	(57,075)	(182,722)	30,388	351
$(364,553)	$(42,010)	$(219,869)	$(1,530)	$38,997	$(52,181)	$(174,977)	$31,337	$320

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	41

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,749	$4,140	$(83)	$151	$(72)	$(206)
Net realized gain (loss) on investments, options written and foreign currency transactions	58,229	67,795	67,365	78,495	1,564	4,424
Payments from Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	52,946	138,780	15,860	95,740	628	5,073
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	113,924	210,715	83,142	174,386	2,120	9,291

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(13)	(25)	—	—	—	—
Other Classes	(6,362)	(2,631)	—	—	—	—
Net realized capital gains
Class R	(1,605)	(1,183)	(5,400)	(4,088)	(6)	(6)
Other Classes	(137,607)	(103,959)	(137,415)	(130,567)	(5,275)	(2,291)
Total Dividends and Distributions to Shareholders	(145,587)	(107,798)	(142,815)	(134,655)	(5,281)	(2,297)

Fund Share Transactions:
Shares sold
Class R	2,660	8,203	11,994	15,034	12	23
Other Classes	244,444	427,388	180,237	290,184	14,692	15,616
Issued in reinvestment of distributions
Class R	1,586	1,176	5,337	4,074	6	6
Other Classes	117,945	86,001	128,420	119,404	4,389	1,879
Cost of shares redeemed
Class R	(3,615)	(5,080)	(8,805)	(14,016)	(87)	—
Other Classes	(311,405)	(440,898)	(190,601)	(524,677)	(5,798)	(11,078)
Net increase (decrease) from Fund share transactions	51,615	76,790	126,582	(109,997)	13,214	6,446
Fund Redemption Fees	12	10	4	24	2	—
Total Increase (Decrease) in Net Assets	19,964	179,717	66,913	(70,242)	10,055	13,440

Net Assets:
Beginning of period	1,644,306	1,464,589	1,336,364	1,406,606	49,451	36,011
End of period*	$1,664,270	$1,644,306	$1,403,277	$1,336,364	$59,506	$49,451
* Including undistributed (dividends in excess of) net investment income of:	$514	$4,191	$(83)	$151	$(84)	$(12)

42	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

NACM International Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$1,424	$7,100	$97,062	$113,023	$8,246	$4,551	$39,589	$101,478	$(2)	$23
8,877	70,685	265,009	298,751	(3,010)	13,481	266,455	299,258	3,858	8,551
—	—	—	—	—	—	—	—	—	4
(51,291)	46,296	(726,624)	674,262	(47,246)	36,681	(497,536)	421,119	(5,386)	4,409
—	—	—	—	—	—	(28,377)	18,309	—	—
(40,990)	124,081	(364,553)	1,086,036	(42,010)	54,713	(219,869)	840,164	(1,530)	12,987

(1)	—	(2,055)	(1,741)	(141)	(6)	(581)	(893)	—	—
(8,138)	(2,099)	(89,053)	(105,272)	(6,938)	(4,506)	(74,005)	(70,609)	—	—

(7)	—	(10,773)	(1,213)	(376)	—	(6,242)	(4,303)	(5)	(4)
(92,708)	(22,335)	(437,075)	(84,105)	(14,677)	(5,540)	(383,546)	(314,855)	(2,167)	(4,365)
(100,854)	(24,434)	(538,956)	(192,331)	(22,132)	(10,052)	(464,374)	(390,660)	(2,172)	(4,369)

10	36	87,429	147,385	35,123	1,663	8,389	26,927	129	11
129,822	412,705	1,665,561	6,021,306	626,051	466,479	591,826	977,202	3,964	17,275

8	1	12,431	2,885	517	6	6,817	5,195	5	4
84,397	20,061	435,708	154,008	17,293	6,988	386,643	320,553	1,868	3,723

(1)	—	(28,679)	(25,399)	(1,300)	(12)	(30,585)	(9,265)	—	(153)
(185,114)	(154,304)	(1,328,866)	(974,892)	(142,297)	(61,576)	(776,926)	(1,002,339)	(12,360)	(26,038)
29,122	278,499	843,584	5,325,293	535,387	413,548	186,164	318,273	(6,394)	(5,178)
15	27	37	69	18	12	(2)	18	—	1
(112,707)	378,173	(59,888)	6,219,067	471,263	458,221	(498,081)	767,795	(10,096)	3,441

738,779	360,606	8,670,921	2,451,854	583,748	125,527	4,790,936	4,023,141	70,966	67,525
$626,072	$738,779	$8,611,033	$8,670,921	$1,055,011	$583,748	$4,292,855	$4,790,936	$60,870	$70,966
$(147)	$6,568	$11,429	$5,475	$1,303	$136	$22,353	$57,350	$(1)	$1

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	43

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Growth Fund		OCC Renaissance Fund		OCC Value Fund

	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(2,015)	$(4,141)	$4,894	$(1,879)	$7,745	$14,776
Net realized gain on investments, options written and foreign currency transactions	47,844	65,537	48,860	468,134	34,999	299,841
Payments from Affiliates	—	32	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(6,832)	53,829	(105,935)	(33,042)	(217,721)	75,879
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	38,997	115,257	(52,181)	433,213	(174,977)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class R	—	—	(49)	—	(317)	(302)
Other Classes	—	—	(1,638)	—	(13,250)	(17,199)
Net realized capital gains
Class R	—	—	(6,287)	(4,971)	(5,008)	(2,029)
Other Classes	—	—	(368,914)	(340,301)	(250,462)	(132,894)
Total Dividends and Distributions to Shareholders	—	—	(376,888)	(345,272)	(269,037)	(152,424)

Fund Share Transactions:
Receipts for shares sold
Class R	469	774	7,453	11,049	4,467	13,749
Other Classes	58,049	53,667	92,245	172,196	69,115	241,717
Issued in reinvestment of distributions
Class R	—	—	5,746	4,501	5,285	2,318
Other Classes	—	—	307,409	276,956	227,478	126,584
Cost of shares redeemed
Class R	(136)	(159)	(9,853)	(21,031)	(7,210)	(8,455)
Other Classes	(60,664)	(122,140)	(345,493)	(1,046,336)	(321,791)	(582,914)
Net increase (decrease) from Fund share transactions	(2,282)	(67,858)	57,507	(602,665)	(22,656)	(207,001)
Fund Redemption Fees	—	2	2	12	4	9
Total Increase (Decrease) in Net Assets	36,715	47,401	(371,560)	(514,712)	(466,666)	31,080

Net Assets:
Beginning of period	577,052	529,651	2,166,119	2,680,831	1,866,280	1,835,200
End of period*	$613,767	$577,052	$1,794,559	$2,166,119	$1,399,614	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$(2,073)	$(58)	$3,209	$2	$2,246	$8,068

44	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year ended June 30, 2007

$949	$1,932	$(31)	$(170)
26,328	35,167	4,159	6,677
—	—	—	—
4,060	45,749	(3,808)	10,171
	—	—	—
31,337	82,848	320	16,678

(1)	—	—	—
(2,707)	(1,300)	—	—

(399)	(236)	—	(36)
(42,429)	(27,061)	(805)	(15,379)
(45,536)	(28,597)	(805)	(15,415)

298	725	3	15
130,143	104,086	4,151	9,093

400	236	—	36
42,950	26,706	773	14,744

(333)	(865)	(224)	(9)
(144,844)	(200,200)	(5,174)	(52,911)
28,614	(69,312)	(471)	(29,032)
6	9	—	—
14,421	(15,052)	(956)	(27,769)

534,365	549,417	85,915	113,684
$548,786	$534,365	$84,959	$85,915
$41	$1,800	$(31)	$—

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	45

Financial Highlights

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class R
12/31/2007+	$21.04	$0.00 (e)	$1.47	$1.47	$(0.01)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)
6/30/2005	16.44	0.02	1.66	1.68	(0.05)
6/30/2004	14.21	(0.05)	2.28	2.23	—
12/31/2002 – 06/30/2003	12.72	(0.03)	1.52	1.49	—
CCM Mid-Cap Fund
Class R
12/31/2007+	$28.52	$(0.05)	$1.85	$1.80	$—
6/30/2007	27.79	(0.08)	3.68	3.60	—
6/30/2006	24.73	(0.08)	3.14	3.06	—
6/30/2005	21.56	(0.08)	3.25	3.17	—
6/30/2004	17.58	(0.14)	4.12	3.98	—
12/31/2002 – 06/30/2003	15.58	(0.07)	2.07	2.00	—
NACM Global Fund
Class R
12/31/2007+	$20.41	$0.02	$0.92	$0.94	$—
6/30/2007	17.31	(0.03)	4.15	4.12	—
6/30/2006	15.34	(0.05)	2.70	2.65	—
6/30/2005	14.18	(0.05)	1.81	1.76	—
6/30/2004	11.70	(0.10)	3.52	3.42	—
12/31/2002 – 06/30/2003	10.40	(0.03)	1.33	1.30	—
NACM International Fund
Class R
12/31/2007+	$26.25	$0.03	$(4.91)	$(4.88)	$(0.30)
6/30/2007	21.94	0.44	4.85	5.29	0.00 (e)
01/10/2006 – 6/30/2006	20.25	0.17	1.52	1.69	—
NFJ Dividend Value Fund
Class R
12/31/2007+	$18.28	$0.19	$(0.91)	$(0.72)	$(0.18)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)
6/30/2004	10.51	0.26	2.05	2.31	(0.20)
12/31/2002 – 06/30/2003	9.77	0.13	0.71	0.84	(0.10)
NFJ Large-Cap Value Fund
Class R
12/31/2007+	$20.77	$0.18	$(1.18)	$(1.00)	$(0.16)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)
01/10/2006 – 6/30/2006	17.02	0.12	0.75	0.87	(0.10)
NFJ Small-Cap Value Fund
Class R
12/31/2007+	$35.15	$0.26	$(1.93)	$(1.67)	$(0.35)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)
6/30/2004	21.95	0.49	5.73	6.22	(0.28)
12/31/2002 – 06/30/2003	20.00	0.18	1.77	1.95	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 15.72%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.

46	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(1.90)	$(1.91)	$0.00	(e)	$20.60		6.98%	$18,865	1.33	%*	0.03	%*	63%
(1.37)	(1.40)	0.00	(e)	21.04		13.92	18,552	1.33		(0.04)		150
—	(0.02)	0.00	(e)	19.79		9.62	13,019	1.37		(0.05)		161
—	(0.05)	—		18.07		10.24	4,151	1.41	(d)	0.12		137
—	—	—		16.44		15.69	526	1.45		(0.33)		148
—	—	—		14.21		11.71	11	1.45	*	(0.46	)*	161

$(3.07)	$(3.07)	$0.00	(e)	$27.25		6.24%	$53,239	1.33	%*	(0.33	)%*	71%
(2.87)	(2.87)	0.00	(e)	28.52		14.25	47,308	1.34		(0.31)		164
—	—	0.00	(e)	27.79	(f)	12.37 (f)	40,579	1.36		(0.31)		174
—	—	—		24.73		14.70	17,826	1.42	(d)	(0.33)		140
—	—	—		21.56		22.64	757	1.45		(0.66)		165
—	—	—		17.58		12.84	28	1.46	*	(0.83	)*	155

$(1.94)	$(1.94)	$0.00	(e)	$19.41		4.50%	$65	1.71	%*	0.23	%*	36%
(1.02)	(1.02)	0.00	(e)	20.41		24.45	138	1.71		(0.19)		102
(0.68)	(0.68)	0.00	(e)	17.31		17.49	90	1.73		(0.32)		114
(0.61)	(0.61)	0.01		15.34		12.63	16	1.83	(d)	(0.31)		148
(0.95)	(0.95)	0.01		14.18		30.14	15	1.81		(0.77)		203
—	—	—		11.70		12.50	11	1.80	*(b)	(0.56	)*	260

$—	$(0.30)	$0.00	(e)	$21.07		(5.56)%	$57	1.70	%*	0.25	%*	98%
(0.98)	(0.98)	0.00	(e)	26.25		24.60	52	1.73		1.78		166
—	—	0.00	(e)	21.94		8.35	11	1.73	*	1.68	*	152

$(0.91)	$(1.09)	$0.00	(e)	$16.47		(4.13)%	$206,819	1.28	%*	2.12	%*	24%
(0.29)	(0.60)	0.00	(e)	18.28		23.46	156,435	1.30		2.01		29
(0.22)	(0.61)	0.00	(e)	15.33		16.44	18,988	1.35		2.16		26
(0.15)	(0.45)	—		13.73		13.27	822	1.38	(d)	1.91		30
(0.09)	(0.29)	—		12.53		22.17	46	1.45		2.18		36
—	(0.10)	—		10.51		8.56	11	1.45	*	2.77	*	43

$(0.29)	$(0.45)	$0.00	(e)	$19.32		(4.83)%	$34,160	1.32	%*	1.76	%*	20%
(0.41)	(0.67)	0.00	(e)	20.77		20.76	1,694	1.36		1.43		26
—	(0.10)	0.00	(e)	17.79		5.12	11	1.38	*	1.41	*	32

$(2.99)	$(3.34)	$0.00	(e)	$30.14		(4.83)%	$50,275	1.47	%*	1.50	%*	14%
(2.52)	(3.00)	0.00	(e)	35.15		20.93	76,297	1.47		2.17		27
(2.47)	(2.98)	0.00	(e)	31.80		14.24	46,876	1.51		1.81		32
(1.60)	(1.97)	—		30.61		18.17	20,427	1.56	(c)(d)	1.63		20
(0.23)	(0.51)	—		27.66		28.62	5,033	1.60		1.90		30
—	—	—		21.95		9.75	105	1.60	*	1.72	*	20

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	47

Financial Highlights (Cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Equity Premium Strategy Fund
Class R
12/31/2007+	$9.45	$0.01	$(0.22)	$(0.21)	$—
6/30/2007	8.29	(0.01)	1.75	1.74	—
6/30/2006	7.93	0.01	0.65	0.66	0.00 (g)
6/30/2005	7.62	0.05	0.35	0.40	(0.09)
6/30/2004	6.56	0.06	1.09	1.15	(0.09)
12/31/2002 – 6/30/2003	6.06	0.04	0.48	0.52	(0.02)
OCC Growth Fund
Class R
12/31/2007+	$24.08	$(0.04)	$1.70	$1.66	$—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
6/30/2005	17.15	(0.05)	0.52	0.47	—
6/30/2004	14.42	(0.11)	2.84	2.73	—
12/31/2002 – 6/30/2003	13.24	(0.04)	1.22	1.18	—
OCC Renaissance Fund
Class R
12/31/2007+	$20.60	$0.06	$(0.51)	$(0.45)	$(0.03)
6/30/2007	20.02	0.01	3.73	3.74	—
6/30/2006	22.88	0.01	1.36	1.37	—
6/30/2005	23.34	(0.07)	(0.39)	(0.46)	—
6/30/2004	16.29	(0.13)	7.18	7.05	—
12/31/2002 – 6/30/2003	13.81	(0.02)	3.19	3.17	—
OCC Value Fund
Class R
12/31/2007+	$18.37	$0.09	$(1.92)	$(1.83)	$(0.15)
6/30/2007	16.15	0.14	3.49	3.63	(0.17)
6/30/2006	17.33	0.14	1.18	1.32	(0.15)
6/30/2005	17.32	0.09	0.49	0.58	(0.11)
6/30/2004	12.86	0.05	4.45	4.50	(0.04)
12/31/2002 – 6/30/2003	11.02	0.10	2.32	2.42	—
RCM Large-Cap Growth Fund
Class R
12/31/2007+	$15.03	$(0.01)	$0.85	$0.84	$—
6/30/2007	13.64	(0.02)	2.15	2.13	—
6/30/2006	12.69	(0.01)	0.96	0.95	0.00 (g)
6/30/2005	12.16	(0.01)	0.54	0.53	—
6/30/2004	10.91	(0.04)	1.29	1.25	—
12/31/2002 – 6/30/2003	10.10	0.00 (g)	0.81	0.81	—
RCM Mid-Cap Fund
Class R
12/31/2007+	$2.91	$(0.01)	$0.01	$—	$—
6/30/2007	2.92	(0.02)	0.59	0.57	—
6/30/2006	2.62	(0.02)	0.32	0.30	—
6/30/2005	2.53	(0.02)	0.11	0.09	—
6/30/2004	2.08	(0.02)	0.47	0.45	—
12/31/2002 – 6/30/2003	1.85	(0.01)	0.24	0.23	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(e)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.27%.
(f)	Repayments by the Adviser increased the total return by 0.04%. If the Adviser had not made repayments, total return would have been 5.23%.
(g)	Less than $0.01 per share.

48	Allianz Funds Semiannual Report	12.31.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.31)	$(0.31)	$0.00	(g)	$8.93		(2.30)%		$157	1.52	%*	0.23%*	74%
(0.58)	(0.58)	0.00	(g)	9.45	(l)	21.45	(l)	27	1.53		(0.10)	135
(0.30)	(0.30)	0.00	(g)	8.29		8.35		155	1.55		0.14	149
—	(0.09)	—		7.93		5.27	(f)	130	1.58	(c)	0.66	24
—	(0.09)	—		7.62		17.53		125	1.60		0.82	83
—	(0.02)	—		6.56		(5.52)		11	1.60	*	1.20 *	84

$—	$—	$0.00	(g)	$25.74		6.89%		$2,112	1.40	%*	(0.35)%*	60%
—	—	0.00	(g)	24.08	(m)	24.38	(m)	1,663	1.41		(0.39)	79
—	—	0.00	(g)	19.36		9.88		769	1.42		(0.43)	115
—	—	—		17.62		2.74	(i)	611	1.44	(b)(c)	(0.28)	39
—	—	—		17.15	(j)	18.93	(j)	17	1.51		(0.65)	71
—	—	—		14.42		(8.02)		11	1.50	*	(0.60)*	70

$(4.16)	$(4.19)	$0.00	(g)	$15.96		(2.50)%		$30,046	1.42	%*(n)	0.65%*	39%
(3.16)	(3.16)	0.00	(g)	20.60		20.06		33,816	1.48	(n)	0.07	112
(4.23)	(4.23)	0.00	(g)	20.02	(h)	6.03	(h)	37,856	1.50		0.05	85
—	—	—		22.88	(d)	(1.97	)(d)	45,502	1.56	(b)	(0.28)	101
—	—	—		23.34		43.28		16,349	1.60		(0.58)	60
(0.69)	(0.69)	—		16.29		17.96		12	1.61	*	(0.29)*	76

$(2.83)	$(2.98)	$0.00	(g)	$13.56		(10.01)%		$29,025	1.35	%*	0.98%*	53%
(1.24)	(1.41)	0.00	(g)	18.37		22.88		35,217	1.35		0.81	95
(2.35)	(2.50)	0.00	(g)	16.15		7.83		23,965	1.36		0.81	63
(0.46)	(0.57)	—		17.33		3.30	(e)	29,012	1.42	(b)(c)	0.54	101
—	(0.04)	—		17.32		35.04		8,622	1.46		0.32	67
(0.58)	(0.58)	—		12.86		16.70		621	1.45	*	1.59 *	152

$(1.20)	$(1.20)	$0.00	(g)	$14.67		5.61%		$5,159	1.35	%*	(0.16)%*	32%
(0.74)	(0.74)	0.00	(g)	15.03		15.88		4,916	1.36		(0.14)	54
—	—	0.00	(g)	13.64		7.46		4,346	1.50		(0.06)	74
—	—	—		12.69		4.39		109	1.43	(c)	(0.11)	118
—	—	—		12.16		11.46		75	1.46		(0.38)	82
—	—	—		10.91		8.02		40	1.45	*	(0.05)*	25

$(0.03)	$(0.03)	$—		$2.88		(0.06)%		$22	1.38	%*	(0.75)%*	46%
(0.58)	(0.58)	0.00	(g)	2.91		21.86		231	1.38		(0.70)	102
—	—	0.00	(g)	2.92	(k)	11.45	(k)	185	1.40		(0.78)	161
—	—	—		2.62		3.56		136	1.46	(c)	(0.77)	147
—	—	—		2.53		21.63		14	1.48		(1.05)	145
—	—	—		2.08		12.43		11	1.48	*	(1.14)*	132
(h)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.
(i)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value and total return by $0.01 and 0.01%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(n)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	12.31.07	Allianz Funds Semiannual Report	49

Notes to Financial Statements

(Unaudited)

December 31, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Fund” or “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Class R shares of the Trust. Financial information for Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future

50	Allianz Funds Semiannual Report	12.31.07

years are reduced by the excess of current year capital gains over current year capital losses.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund—$16,481; NACM International Fund—$339,156; NFJ Dividend Value Fund—$246,455; NFJ Small-Cap Value Fund—$144,553; OCC Equity Premium Strategy Fund—$388; OCC Growth Fund—$11,822; OCC Renaissance Fund—$34,178.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six-month period ended December 31, 2007, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.   Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investment of cash collateral, less any negotiated rebate fees paid

12.31.07	Allianz Funds Semiannual Report	51

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG, the Trust’s securities lending agent. Dresdner Bank AG is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner Bank AG for its services as securities lending agent for the six months ended December 31, 2007 was $781,420. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner Bank AG and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2007. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

52	Allianz Funds Semiannual Report	12.31.07

Redemption Fees.  Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Funds	7 days		30 days

CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, MFJ Large-Cap Value, NFJ Small-Cap Value, OOC Equity Premium Strategy, OCC Growth, OCC Renaissance, OCC Value, RCM Large-Cap Growth and RCM Mid-Cap Funds

*
NACM Global and NACM International Funds				*

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free shares are not sufficient to fill the redemption orders, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption Fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2007, AGID received $2,159,215 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

12.31.07	Allianz Funds Semiannual Report	53

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$1,016,211	$1,091,189
CCM Mid-Cap Fund	944,852	957,955
NACM Global Fund	24,524	18,546
NACM International Fund	663,488	735,227
NFJ Dividend Value Fund	2,567,427	2,065,098
NFJ Large-Cap Value Fund	652,412	161,047
NFJ Small-Cap Value Fund	612,985	704,373
OCC Equity Premium Strategy Fund	47,869	52,489
OCC Growth Fund	364,458	355,171
OCC Renaissance Fund	781,057	1,081,881
OCC Value Fund	875,553	1,153,374
RCM Large-Cap Growth Fund	167,716	215,772
RCM Mid-Cap Fund	38,991	41,870

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity PremiumStrategy Fund		OCC Renaissance Fund		RCM Large-Cap GrowthFund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	4,215	$436	—	$—	17,113	$2,973
Sales	12,060	1,757	19,590	1,905	46,991	14,488
Closing Buys	(3,280)	(424)	—	—	(19,890)	(4,022)
Exercises	—	—	—	—	—	—
Expirations	(10,825)	(1,328)	(16,260)	(1,191)	(755)	(572)
Balance at 12/31/2007	2,170	$441	3,330	$714	43,459	$12,867

6.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2007	Dividend Income	Net Realized Gain (Loss)
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(2,843)	$36,063	$127	$—
Iowa Telecommunications Services, Inc.	38,141	—	—	(5,232)	27,284	1,359	—
Sonic Automotive, Inc.	41,381	7,929	—	(14,677)	33,462	399	—
Totals	$79,522	$46,835	$—	$(22,752)	$96,809	$1,885	$—

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2007. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.68%	$38,906	0.84%
Iowa Telecommunications Services, Inc.	5.55	32,516	0.64
Sonic Automotive, Inc.	5.91	48,139	0.78
		$119,561	2.26%

54	Allianz Funds Semiannual Report	12.31.07

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	123	$2,660	415	$8,203	409	$11,994	562	$15,034
Other Classes	11,419	244,444	21,470	427,388	6,134	180,237	10,778	290,184
Issued in reinvestment of dividends and distributions
Class R	76	1,586	60	1,176	194	5,337	161	4,074
Other Classes	5,680	117,945	4,423	86,001	4,657	128,420	4,723	119,404
Cost of shares redeemed
Class R	(164)	(3,615)	(252)	(5,080)	(308)	(8,805)	(524)	(14,016)
Other Classes	(14,303)	(311,405)	(22,273)	(440,898)	(6,576)	(190,601)	(19,730)	(524,677)
Net increase (decrease) resulting from Fund share transactions	2,831	$51,615	3,843	$76,790	4,510	$126,582	(4,030)	$(109,997)

	NACM Global Fund				NACM International Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	1	$12	1	$23	1	$10	2	$36
Other Classes	720	14,692	855	15,616	5,162	129,822	17,357	412,705
Issued in reinvestment of dividends and distributions
Class R	— *	6	1	6	—	8	—	1
Other Classes	228	4,389	104	1,879	3,936	84,397	847	20,061
Cost of shares redeemed
Class R	(5)	(87)	—	—	—	(1)	—	—
Other Classes	(285)	(5,798)	(605)	(11,078)	(7,561)	(185,114)	(6,334)	(154,304)
Net increase resulting from Fund share transactions	659	$13,214	356	$6,446	1,538	$29,122	11,872	$278,499

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	4,888	$87,429	8,595	$147,385	1,724	$35,123	81	$1,663
Other Classes	93,323	1,665,561	352,651	6,021,306	31,077	626,051	23,806	466,479
Issued in reinvestment of dividends and distributions
Class R	734	12,431	166	2,885	27	517	1	6
Other Classes	25,554	435,708	8,867	154,008	881	17,293	358	6,988
Cost of shares redeemed
Class R	(1,621)	(28,679)	(1,441)	(25,399)	(64)	(1,300)	(1)	(12)
Other Classes	(75,179)	(1,328,866)	(56,132)	(974,892)	(7,164)	(142,297)	(3,148)	(61,576)
Net increase resulting from Fund share transactions	47,699	$843,584	312,706	$5,325,293	26,481	$535,387	21,097	$413,548

	NFJ Small-Cap Value Fund				OCC Equity Premium Strategy Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	245	$8,389	818	$26,927	14	$129	1	$11
Other Classes	17,768	591,826	29,763	977,202	427	3,964	1,963	17,275
Issued in reinvestment of dividends and distributions
Class R	223	6,817	161	5,195	1	5	1	4
Other Classes	12,756	386,643	10,047	320,553	204	1,868	419	3,723
Cost of shares redeemed
Class R	(971)	(30,585)	(282)	(9,265)	—	—	(18)	(153)
Other Classes	(23,318)	(776,926)	(30,852)	(1,002,339)	(1,350)	(12,360)	(2,985)	(26,038)
Net increase resulting from Fund share transactions	6,703	$186,164	9,655	$318,273	(704)	$(6,394)	(619)	$(5,178)

12.31.07	Allianz Funds Semiannual Report	55

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2007

	OCC Growth Fund				OCC Renaissance Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	18	$469	36	$774	376	$7,453	552	$11,049
Other Classes	2,151	58,049	2,197	53,667	4,870	92,245	8,158	172,196
Issued in reinvestment of dividends and distributions
Class R	—	—	—	—	355	5,746	238	4,501
Other Classes	—	—	—	—	18,459	307,409	14,266	276,956
Cost of shares redeemed
Class R	(5)	(136)	(7)	(159)	(489)	(9,853)	(1,040)	(21,031)
Other Classes	(2,342)	(60,664)	(5,646)	(122,140)	(16,909)	(345,493)	(50,265)	(1,046,336)
Net (decrease) resulting from Fund share transactions	(178)	$(2,282)	(3,420)	$(67,858)	6,662	$57,507	(28,091)	$(602,665)

	OCC Value Fund				OCC Small-Cap Value Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Period from 10/31/2007† to 12/31/2007 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	257	$4,467	781	$13,749	—	$—
Other Classes	4,415	69,115	13,803	241,717	70	1,057
Issued in reinvestment of dividends and distributions
Class R	385	5,285	131	2,318	—	—
Other Classes	16,958	227,478	7,301	126,584	—	—
Cost of shares redeemed
Class R	(419)	(7,210)	(479)	(8,455)	—	—
Other Classes	(19,608)	(321,791)	(33,843)	(582,914)	—	—
Net increase (decrease) resulting from Fund share transactions	1,988	$(22,656)	(12,306)	$(207,001)	70	$1,057

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007		Six months ended 12/31/2007 (unaudited)		Year ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	19	$298	51	$725	1	$3	5	$15
Other Classes	8,437	130,143	7,259	104,086	1,373	4,151	3,278	9,093
Issued in reinvestment of dividends and distributions
Class R	27	400	16	236	—	—	14	36
Other Classes	2,854	42,950	1,860	26,706	257	773	5,521	14,744
Cost of shares redeemed
Class R	(21)	(333)	(59)	(865)	(72)	(224)	(3)	(9)
Other Classes	(9,518)	(144,844)	(13,899)	(200,200)	(1,710)	(5,174)	(18,275)	(52,911)
Net (decrease) resulting from Fund share transactions	1,798	$28,614	(4,772)	$(69,312)	(151)	$(471)	(9,460)	$(29,032)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

56	Allianz Funds Semiannual Report	12.31.07

8.	FEDERAL INCOME TAX MATTERS

As of December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
CCM Capital Appreciation	$1,579,467	$296,253	$(21,529)	$274,724
CCM Mid-Cap	1,473,466	240,356	(41,118)	199,238
NACM Global	53,477	9,257	(2,455)	6,802
NACM International	660,150	42,463	(21,556)	20,907
NFJ Dividend Value	8,808,726	761,981	(654,095)	107,886
NFJ Large-Cap Value	1,114,257	66,943	(69,551)	(2,608)
NFJ Small-Cap Value	4,729,200	977,599	(260,112)	717,487
OCC Equity Premium Strategy	69,003	4,326	(5,478)	(1,152)
OCC Growth	632,767	107,978	(18,749)	89,229
OCC Renaissance	2,130,661	223,503	(181,452)	42,051
OCC Value	1,696,559	138,841	(195,653)	(56,812)
RCM Large-Cap Growth	491,022	106,010	(13,663)	92,347
RCM Mid-Cap	91,833	12,679	(3,589)	9,090
9.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

12.31.07	Allianz Funds Semiannual Report	57

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2007

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group L.P. (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2007, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2008.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2007, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included additional investments in the Adviser’s automated compliance system and the hiring of additional legal and compliance personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed for certain Funds (see below). The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency,

58	Allianz Funds Semiannual Report	12.31.07

valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account an undertaking by the Adviser to propose a restructuring of its advisory and administrative fee arrangements by mid-2009.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer universe, as selected for that Fund by Lipper, over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended June 30, 2007, together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the CCM Capital Appreciation and Mid-Cap Funds. The comparative information showed that for the CCM Capital Appreciation Fund, performance was below median in the one- and five-year periods (in the fourth quartile for the one-year period, and in the third quartile for the five-year period) but was above median for the three-year period. For the CCM Mid-Cap Fund, performance was below median for all periods (in the fourth quartile for the one- and five-year periods, and in the third quartile for the three-year period) and the Trustees determined that this Fund would receive additional attention from the Board in light of its performance issues.

Funds Sub-Advised By NACM (NACM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NACM Global and International Funds. Only one and three years of performance information was presented for the NACM Global Fund because of its short existence. The comparative information showed that for the NACM Global Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three-year period. For the NACM International Fund, performance below median (in the third quartile) for the one-year period but was above median for all other periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the NFJ Small-Cap Value, Dividend Value and Large-Cap Value Funds. The comparative information showed that for all NFJ Funds, performance was above median for the performance universes for all periods.

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the OCC Growth, Equity Premium Strategy, Renaissance, and Value Funds. The comparative information showed that for the OCC Growth and Equity Premium Strategy Funds, performance was above median for the performance universes for all periods. For the OCC Renaissance and Value Funds, performance was below median (in the fourth quartile) for the three-year period but was above median for all other periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Institutional Class shares of the RCM Large-Cap Growth and Mid-Cap Funds. The comparative information showed that performance for the RCM Large-Cap Growth Fund was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the three-year period but above median for the one- and five-year periods.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below and that the Adviser is taking steps to address performance for certain Funds, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, quality and extent that were sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

12.31.07	Allianz Funds Semiannual Report	59

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2007

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes) and that a number of Funds had begun to realize savings as a result of those breakpoints. The Trustees also considered the Adviser’s stated preference to provide advisory and administrative services as part of a comprehensive program; the Adviser’s agreement to the Trustees’ request for additional disclosure in the Funds’ prospectus regarding administrative fees; the Adviser’s willingness to share with the Funds the benefit of future reductions in transfer agency fees; and the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above. The Trustees considered the savings realized by shareholders under this arrangement, noting that a number of Funds had reached sufficient size for these administrative fee breakpoints to result in fee reductions.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For both CCM Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

NACM Funds. For both NACM Funds advisory fees were below median for the expense group. For the NACM Global Fund, total expense ratios were below median for retail and institutional expense groups. For the NACM International Fund, total expense ratios were above median (in the third quartile) all expense groups.

NFJ Funds. For all NFJ Funds, the advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

OCC Funds. For all OCC Funds, the advisory fees were below median for all expense groups. For the OCC Growth Fund, total expense ratios were below median for all expense groups. For the OCC Equity Premium Strategy Fund, total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the OCC Renaissance Fund, total expense ratios were above median for all expense groups (in the fourth quartile for the retail shares, and in the third quartile for the institutional shares). For the OCC Value Fund, the total expense ratios were above median (in the third quartile) for all expense groups.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds, the advisory fees and total expense ratios were below median for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that breakpoints be added to the advisory fees of certain Funds. The advisory fees will be changed, for the one-year period ending December 31, 2008, for certain Funds as follows: for the OCC Renaissance Fund, the existing waiver of 10 basis points will be reduced to 5 basis points as of January 1, 2008. The Adviser also agreed to establish an advisory fee breakpoint for the NFJ Dividend Value Fund as follows: a reduction of 2.5 basis points for assets from $7.5 billion up to $10 billion and an additional reduction of 2.5 basis points for assets above $10 billion. The Trustees also noted the Adviser’s stated willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in light of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it is varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances and in light of the Adviser’s commitment to propose a restructuring of the Funds’ fee arrangements, as noted above.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures

60	Allianz Funds Semiannual Report	12.31.07

approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary”, fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders. The Adviser agreed to add additional breakpoints in the administrative fees for certain Funds, effective January 1, 2008, as follows: for the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds, an additional 2.5 basis point reduction on assets over $10 billion; and for other Funds, an additional 2.5 basis point reduction on assets from $7.5 billion up to and including $10 billion, and an additional 2.5 basis point reduction on assets over $10 billion. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.07	Allianz Funds Semiannual Report	61

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”)

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”)

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ061SA_20077

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a)	Exhibit 99.Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr. President & Chief Executive Officer

Date: March 10, 2008

BY	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer

Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr. President & Chief Executive Officer

Date: March 10, 2008

BY	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer

Date: March 10, 2008